UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2018—December 31, 2018

Item 1: Reports to Shareholders

Annual Report | December 31, 2018 Vanguard Variable Insurance Fund

Balanced Portfolio

Capital Growth Portfolio

Conservative Allocation Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Global Bond Index Portfolio
with underlying Total Bond Market Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

Real Estate Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total International Stock Market
Index Portfolio

Total Stock Market Index Portfolio
with underlying Equity Index Portfolio

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

CEO’s Perspective	1
Market Perspective	2
Balanced Portfolio	3
Capital Growth Portfolio	29
Conservative Allocation Portfolio	42
Diversified Value Portfolio	54
Equity Income Portfolio	65
Equity Index Portfolio	79
Global Bond Index Portfolio (with underlying Total Bond Market Index Portfolio)	93
Growth Portfolio	168
High Yield Bond Portfolio	183
International Portfolio	202
Mid-Cap Index Portfolio	218
Moderate Allocation Portfolio	231
Money Market Portfolio	243
Real Estate Index Portfolio	256
Short-Term Investment-Grade Portfolio	270
Small Company Growth Portfolio	310
Total Bond Market Index Portfolio	325
Total International Stock Market Index Portfolio	389
Total Stock Market Index Portfolio (with underlying Equity Index Portfolio)	401

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

CEO’s Perspective

Tim Buckley

Chairman and Chief Executive Officer

Dear Planholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

January 17, 2019

Market Perspective

Stocks slide and volatility climbs

After a strong start, global stock markets fell, and volatility rose substantially at the end of the year. The spike in volatility resulted primarily from concerns over slowing global growth, rising U.S. interest rates, and heightened geopolitical uncertainty. These factors led to sharp declines across major equity markets for the 12-month period.

The CRSP US Total Market Index, the benchmark for Vanguard Total Stock Market Index Fund, returned –5.17% for the 12 months ended December 31, 2018. Seven of the fund’s ten industry sectors declined, with only health care, utilities, and consumer services gaining ground. Financials and industrials were the sectors that detracted the most.

In the United States, technology stocks were hurt by concerns about slowing sales and high valuations. Manufacturers lost ground in part because of continued trade tensions between the United States and China. And stocks in the energy sector retreated amid declining oil prices.

Stocks outside the United States were also in negative territory. The U.K., for example, continued to be challenged by the Brexit negotiations. And European stocks lagged because of concerns about Italy’s debt and Europe’s economic dependence on emerging markets, which were hurt throughout much of the year by a rising dollar and trade protectionism.

Mixed results for bonds

Despite a solid macroeconomic backdrop throughout the year, bond markets also experienced bouts of volatility, as bond investors shared some of the same concerns that affected equity investors.

In the final quarter of the year, fixed income investors shied away from risky assets, including U.S. high-yield and investment-grade corporate bonds, which underperformed as credit spreads with U.S. Treasuries widened significantly. The impending partial shutdown of the U.S. government also weighed on investor sentiment and contributed to the relative strength of safe-haven assets as the year drew to a close.

For the year, the return for the bond market was essentially flat. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%. Bonds with shorter durations tended to perform the best. Mortgage-backed securities outperformed both U.S. Treasuries and corporate bonds for the year.

Treasury yields generally fell over the final quarter but finished the year higher. The yield of the 2-year Treasury note climbed 61 basis points to close the year at 2.49%. The yield of the 10-year Treasury increased 27 basis points to 2.68%.

The 12-month rise in yields was encouraged by the U.S. Federal Reserve. In December, the Fed lifted its target for short-term interest rates for the fourth time in 2018, to a range of 2.25%–2.5%. The central bank maintained that U.S. growth fundamentals and labor market conditions remain solid despite the recent market volatility, and lowered its long-term neutral target range to 2.75%–3%, signaling the likelihood for two more rate increases in 2019.

Bonds outside the United States, as measured by the Bloomberg Barclays Global Aggregate Index ex USD, returned –2.15% for the period. In general, higher-quality bonds with longer maturities tended to perform the best.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-4.78%	9.09%	8.21%
Russell 2000 Index (Small-caps)	-11.01	7.36	4.41
Russell 3000 Index (Broad U.S. market)	-5.24	8.97	7.91
FTSE All-World ex US Index (International)	-14.13	4.58	1.05

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.01%	2.06%	2.52%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.28	2.30	3.82
FTSE Three-Month U.S. Treasury Bill Index	1.86	0.98	0.59

CPI
Consumer Price Index	1.91%	2.03%	1.51%

Balanced Portfolio

Advisor’s Report

The Balanced Portfolio of Vanguard Variable Insurance Fund returned –3.41% for the 12 months ended December 31, 2018. The portfolio underperformed the –3.09% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds). The stock portfolio underperformed its benchmark, the Standard & Poor’s 500 Index, while the bond portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

Stock markets in the United States and abroad posted negative results for the year. The S&P 500 Index returned –4.38%, the MSCI World Index returned –8.20%, and the MSCI EAFE Index returned –13.79%.

Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. By the summer, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world.

This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S.-China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the U.S. equity market’s largest monthly decline this decade, culminating in the first year of negative U.S. equity returns since 2008.

In the United States, large-capitalization growth stocks held up better than large-cap value stocks, as measured by the Russell 1000 Growth Index (–1.51%) and the Russell 1000 Value Index (–8.27%). This served as a slight challenge to the portfolio, which historically has had a value tilt.

The broad fixed income markets experienced extended volatility, particularly in the second half of the year, and largely generated negative total returns during the year, driven by corporate spreads widening and higher yields in the U.S. and select emerging government bond markets. The Bloomberg Barclays U.S. Aggregate Float Adjusted Index returned –0.08%. The higher-quality credit market performed even worse, with the Bloomberg Barclays U.S. Credit A or Better Bond Index returning –1.45%. The yield of the 10-year U.S. Treasury note rose, beginning the fiscal year at 2.41% and ending at 2.68%, down from a high of 3.24% in November.

Our successes

In the stock portfolio, security selection aided relative performance. Selection was strongest in communication services (our lack of exposure to Facebook and our positions in Verizon and AT&T), health care (our positions in AstraZeneca, Merck, and Eli Lilly), and energy (our position in ConocoPhillips and not owning Schlumberger).

In the fixed income portfolio, our short duration/yield curve positioning contributed to outperformance as rates rose across the maturity spectrum over the year, particularly among shorter-term securities. Credit spread duration—the sensitivity of our holdings to changes in their yields relative to the yields of Treasuries with equivalent maturities—also helped results. We positioned the portfolio with an under-weight in corporates compared with our all-credit benchmark, as spreads widened. Within investment-grade corporates, our underweight allocation to and security selection in industrials helped performance. Our out-of-benchmark allocations to asset-backed securities— specifically, collateralized loan obligations, high-quality commercial mortgage-backed securities (MBS), and agency MBS—also aided performance.

Our shortfalls

In the stock portfolio, our sector allocation detracted from relative results. Our overweight allocation to financials and energy detracted most. Specifically, insurance stocks faltered because of exposure to natural disasters and concerns over potential charges associated with long-term-care insurance. Energy stocks have also faced challenges as oil prices have plunged.

Although security selection had a positive impact overall, selection was weakest in financials (Prudential, MUFG, and American International Group) and consumer discretionary (eBay and our lack of exposure to Amazon or Nike).

Our avoidance of benchmark constituent Amazon was the largest relative detractor. The company has outperformed based on strong earnings results attributable to continued market share gains and improving profitability. Although we have started to see some weakness in the stock, we believe the current valuation reflects significant optimism about the trajectory and predictability of future growth. Amazon’s stock trades at a high price/earnings ratio and pays no dividends.

Balanced Portfolio

Despite being an impressive company, it does not fit our investment approach. We also believe Amazon may face increasing regulation in the future.

Our position in Halliburton was another meaningful detractor from the equity portfolio’s relative performance.

On the fixed income side, our bond selection within investment-grade corporates, specifically utilities and financial institutions, detracted, as did our positioning within noncorporate credit, specifically an underweight to and security selection in local agency bonds. A modest out-of-benchmark allocation to Treasury Inflation-Protected Securities also hurt performance.

Portfolio positioning

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, companies in industries with improving supply and demand trends, and strong companies that are temporarily out of favor. We see our process as critical to providing downside protection and believe the current portfolio is well-balanced.

In the equity portfolio, we reduced our exposure in areas we thought were beginning to see valuation excesses. This resulted in a decreased allocation to information technology and a more defensive portfolio overall. At the end of the year, our largest sector overweights remained in financials, energy, and utilities. Within financials, we continue to favor large banks and insurers, which are gaining share from smaller competitors and whose costs are well-controlled. We believe that the banks’ strong capital positions are underappreciated by the market and that concerns over the potential for increasing credit losses are well-discounted in current valuations. We added to real estate, reducing our underweight, and added to defense companies.

We added new positions in Deere & Co., Home Depot, and TJX Companies and eliminated positions in Johnson & Johnson, Honeywell, Caterpillar, and Costco.

On the fixed income side, we are positioned with a cautious view of risk assets with reduced exposure to corporate bonds and, within corporate bonds, a bias toward higher quality and lower volatility. With much of the rise in short-term interest rates behind us and additional Federal Reserve rate hikes fairly priced into the market, we have chosen to limit our interest rate risk relative to the benchmark, reducing our short duration positioning to largely neutral.

Credit remains the main investment focus of the portfolio. U.S. investment-grade corporate bonds have underperformed because of increased volatility, weaker overseas demand, and continued headline risk. Although we are underweighted in corporate credit relative to the all-credit benchmark, we favor higher quality and less cyclical sectors and expect our significant positioning there to benefit from the 2017 tax law, deregulation, and fiscal stimulus. Despite the prolonged economic cycle and persistently strong corporate earnings, we are viewing the credit cycle as mature, with most of the narrowing of yield spreads (corporates relative to Treasuries) behind us.

Looking ahead, we are cautiously optimistic on U.S. economic growth but do expect it to progress at a slower pace than in 2018, and risks have increased. The volatility we experienced at the end of 2018 will be more common in 2019. As a result, we expect valuation and stability to garner greater attention.

Edward P. Bousa, CFA,

Senior Managing Director and

Equity Portfolio Manager

John C. Keogh,

Senior Managing Director and

Fixed Income Portfolio Manager

Michael E. Stack, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Loren L. Moran, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

January 11, 2019

Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
Balanced Portfolio	Beginning Account Value 6/30/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Based on Actual Portfolio Return	$1,000.00	$977.54	$1.00
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1   The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2018			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	-3.41%	6.22%	9.95%	$25,821
S&P 500 Index	-4.38	8.49	13.12	34,304
Composite Stock/Bond Index[1]	-3.09	6.70	10.34	26,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

1 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.

See Financial Highlights for dividend and capital gains information.

Balanced Portfolio

Sector Diversification

As of December 31, 2018

Equity Exposure
Communication Services	9.6%
Consumer Discretionary	4.4
Consumer Staples	6.9
Energy	8.5
Financials	21.9
Health Care	16.2
Industrials	9.8
Information Technology	11.4
Materials	3.7
Real Estate	2.6
Utilities	5.0

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Fixed Income Exposure
Asset-Backed/Commercial Mortgage-Backed	4.4%
Finance	26.0
Foreign	5.8
Government Mortgage-Backed	1.9
Industrial	30.9
Treasury	18.3
Utilities	7.9
Other	4.8

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Balanced Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (64.4%)
Communication Services (6.2%)
Verizon Communications Inc.	1,204,065	67,692
* Alphabet Inc. Class A	46,835	48,941
Comcast Corp. Class A	1,211,108	41,238
AT&T Inc.	325,879	9,301
		167,172
Consumer Discretionary (2.8%)
Lowe’s Cos. Inc.	181,601	16,773
Home Depot Inc.	96,769	16,627
TJX Cos. Inc.	328,528	14,698
Hilton Worldwide Holdings Inc.	201,655	14,479
* eBay Inc.	239,814	6,731
* Alibaba Group Holding Ltd. ADR	36,205	4,963
Volkswagen AG Preference Shares	19,114	3,048
		77,319
Consumer Staples (4.4%)
PepsiCo Inc.	224,621	24,816
Unilever NV	355,202	19,242
Sysco Corp.	256,695	16,085
Diageo plc	382,208	13,658
Walmart Inc.	145,881	13,589
Coca-Cola Co.	258,214	12,226
Nestle SA	145,503	11,809
Philip Morris International Inc.	116,158	7,755
		119,180
Energy (5.5%)
Chevron Corp.	435,770	47,407
Exxon Mobil Corp.	391,138	26,672
ConocoPhillips	258,942	16,145
Suncor Energy Inc.	516,145	14,416
Halliburton Co.	479,101	12,734
BP plc	1,853,315	11,716
Hess Corp.	188,150	7,620
Canadian Natural Resources Ltd.	287,591	6,940
TOTAL SA	77,367	4,081
		147,731
Financials (14.1%)
JPMorgan Chase & Co.	622,202	60,739
Bank of America Corp.	2,170,299	53,476
Chubb Ltd.	302,468	39,073
Prudential Financial Inc.	383,409	31,267
PNC Financial Services Group Inc.	227,563	26,604
Intercontinental Exchange Inc.	291,090	21,928
Northern Trust Corp.	199,977	16,716
BlackRock Inc.	40,613	15,954
American International Group Inc.	385,862	15,207
Citigroup Inc.	277,445	14,444
Mitsubishi UFJ Financial Group Inc.	2,711,930	13,309
Marsh & McLennan Cos. Inc.	144,786	11,547
^ Bank of Nova Scotia	228,476	11,394
Hartford Financial Services Group Inc.	245,843	10,928
MetLife Inc.	208,025	8,542
BNP Paribas SA	160,234	7,236
UBS Group AG	490,878	6,077
Progressive Corp.	94,960	5,729
ING Groep NV	485,626	5,224
Tokio Marine Holdings Inc.	109,770	5,215
* Brighthouse Financial Inc.	25,106	765
		381,374
Health Care (10.4%)
Bristol-Myers Squibb Co.	685,817	35,649
AstraZeneca plc ADR	923,902	35,090
Pfizer Inc.	754,133	32,918
Medtronic plc	336,124	30,574
Merck & Co. Inc.	384,113	29,350
UnitedHealth Group Inc.	105,928	26,389
Novartis AG	264,462	22,650
Eli Lilly & Co.	178,909	20,703
CVS Health Corp.	304,145	19,927
Abbott Laboratories	217,411	15,725
Koninklijke Philips NV	282,041	9,888
* Regeneron Pharmaceuticals Inc.	9,828	3,671
		282,534
Industrials (6.3%)
Union Pacific Corp.	160,081	22,128
Deere & Co.	138,293	20,629
United Technologies Corp.	186,146	19,821
United Parcel Service Inc. Class B	190,850	18,614
Lockheed Martin Corp.	62,013	16,238
Schneider Electric SE	238,220	16,159
Johnson Controls International plc	350,385	10,389
Vinci SA	121,806	10,016
General Dynamics Corp.	62,791	9,871
Assa Abloy AB Class B	505,252	9,047
BAE Systems plc	1,536,148	8,985
Eaton Corp. plc	78,735	5,406
Canadian National Railway Co. (New York Shares)	41,331	3,063
Canadian National Railway Co. (Toronto Shares)	17,100	1,266
		171,632
Information Technology (7.4%)
Microsoft Corp.	728,725	74,017
Intel Corp.	671,229	31,501
Cisco Systems Inc.	590,561	25,589
Apple Inc.	111,267	17,551
HP Inc.	757,694	15,502
Accenture plc Class A	85,566	12,066
International Business Machines Corp.	80,309	9,129
Texas Instruments Inc.	56,693	5,357
Samsung Electronics Co. Ltd. GDR	5,565	4,822
QUALCOMM Inc.	65,262	3,714
		199,248
Materials (2.4%)
DowDuPont Inc.	372,743	19,934
International Paper Co.	402,896	16,261
PPG Industries Inc.	113,587	11,612
LyondellBasell Industries NV Class A	106,943	8,893
Linde plc	36,415	5,781
Linde AG	6,863	1,524
		64,005
Real Estate (1.7%)
American Tower Corp.	154,069	24,372
Simon Property Group Inc.	129,382	21,735
		46,107
Utilities (3.2%)
NextEra Energy Inc.	189,170	32,882
Dominion Energy Inc.	360,304	25,747
Exelon Corp.	440,612	19,872
* Iberdrola SA	1,113,019	8,937
		87,438
Total Common Stocks (Cost $1,473,122)		1,743,740

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.1%)
U.S. Government Securities (6.2%)
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	4,690	4,626
	United States Treasury Note/Bond	1.375%	2/29/20	2,130	2,100
	United States Treasury Note/Bond	2.250%	2/29/20	25,600	25,496
	United States Treasury Note/Bond	2.250%	3/31/20	6,000	5,976
	United States Treasury Note/Bond	1.625%	6/30/20	2,840	2,802
	United States Treasury Note/Bond	1.500%	8/15/20	4,250	4,180
	United States Treasury Note/Bond	2.875%	10/31/20	6,350	6,390
	United States Treasury Note/Bond	1.250%	3/31/21	3,000	2,920
	United States Treasury Note/Bond	1.375%	5/31/21	3,500	3,410
	United States Treasury Note/Bond	2.875%	11/15/21	12,000	12,133
	United States Treasury Note/Bond	2.125%	12/31/22	7,700	7,592
1	United States Treasury Note/Bond	2.500%	3/31/23	26,115	26,115
	United States Treasury Note/Bond	2.625%	6/30/23	7,300	7,339
	United States Treasury Note/Bond	2.750%	7/31/23	3,300	3,335
	United States Treasury Note/Bond	2.875%	10/31/23	4,000	4,068
	United States Treasury Note/Bond	2.000%	2/15/25	950	919
	United States Treasury Note/Bond	2.000%	8/15/25	1,645	1,586
	United States Treasury Note/Bond	2.250%	11/15/27	2,565	2,478
	United States Treasury Note/Bond	2.750%	2/15/28	8,445	8,491
	United States Treasury Note/Bond	2.875%	5/15/28	330	335
	United States Treasury Note/Bond	3.125%	11/15/28	4,925	5,111
	United States Treasury Note/Bond	2.875%	5/15/43	6,738	6,587
	United States Treasury Note/Bond	3.375%	5/15/44	4,410	4,702
	United States Treasury Note/Bond	3.125%	8/15/44	1,740	1,778
	United States Treasury Note/Bond	2.500%	2/15/45	2,610	2,368
	United States Treasury Note/Bond	2.875%	8/15/45	1,910	1,865
	United States Treasury Note/Bond	2.500%	5/15/46	595	538
	United States Treasury Note/Bond	2.250%	8/15/46	3,068	2,628
	United States Treasury Note/Bond	2.875%	11/15/46	930	907
	United States Treasury Note/Bond	3.000%	2/15/47	500	500
	United States Treasury Note/Bond	3.000%	5/15/47	340	340
	United States Treasury Note/Bond	2.750%	8/15/47	4,130	3,924
	United States Treasury Strip Principal	0.000%	5/15/47	4,910	2,069
	United States Treasury Strip Principal	0.000%	8/15/47	6,835	2,856
					168,464
Conventional Mortgage-Backed Securities (0.7%)
2,3	Fannie Mae Pool	3.500%	12/1/47–10/1/48	17,558	17,558
2,3	Freddie Mac Gold Pool	4.000%	9/1/41	5	5
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	82	92
2	Ginnie Mae I Pool	8.000%	9/15/30	49	50
					17,705
Nonconventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae REMICS	3.500%	4/25/31–10/25/56	1,865	1,897
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	468	483
2,3	Freddie Mac REMICS	3.500%	3/15/31	145	148
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	2,534	2,646
					5,174
Total U.S. Government and Agency Obligations (Cost $190,942)					191,343
Asset-Backed/Commercial Mortgage-Backed Securities (1.3%)
2,4	American Express Credit Account Master Trust	2.950%	3/15/23	1,720	1,720
4	American Tower Trust I	3.070%	3/15/23	1,100	1,081
2	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	360	355
2,4,5	Ares XXIX CLO Ltd.	3.639%	4/17/26	766	765
2,4,5	Atlas Senior Loan Fund X Ltd.	3.526%	1/15/31	250	246
2,4,5	Avery Point IV CLO Ltd.	3.590%	4/25/26	826	823
4	Bank of Montreal	2.500%	1/11/22	1,700	1,675
2	BMW Vehicle Lease Trust 2018-1A	3.260%	7/20/21	295	297
2,4	Canadian Pacer Auto Receivables Trust 2018-2	2.547%	10/21/19	426	426
2,4	Canadian Pacer Auto Receiveable Trust A Series 2018	3.000%	6/21/21	271	272
2,4	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	140	142
2,4,6	CARDS II Trust	2.825%	4/18/22	495	495
2	CarMax Auto Owner Trust 2018-4	3.110%	2/15/22	1,005	1,006
2	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	585	592
2,4,5	Cent CLO	3.640%	10/25/28	550	549
2,4	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	1,203	1,202
2,4	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	185	183
2,4	Chesapeake Funding II LLC 2018-3A	3.390%	1/15/31	905	905
2	CNH Equipment Trust 2018-A	2.450%	6/14/19	282	282
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	480
4	DNB Boligkreditt AS	2.500%	3/28/22	1,315	1,296
2,4	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	112	111
2,4	Enterprise Fleet Financing LLC Series 2018-1	2.150%	3/20/19	60	60
2,4	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	840	836
2,4	Enterprise Fleet Financing LLC Series 2018-1	3.100%	10/20/23	270	268
2,4	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	540	542
2,4	Exeter Automobile Receivables Trust 2018-3	2.900%	1/18/22	271	270
2,4	GM Financial Consumer Automobile 2017-1	1.510%	3/16/20	20	20
2,4	Golden Credit Card Trust	1.980%	4/15/22	545	537
2,4	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	485	482
2,4	Hyundai Auto Lease Securitization Trust 2018-A	2.550%	8/17/20	481	480
2,4,5	Madison Park Funding XII Ltd.	3.729%	7/20/26	785	784
2,4,5	Madison Park Funding XIII Ltd.	3.400%	4/19/30	930	921
2,4,6	Master Credit Card Trust II Series 2018-1A	2.969%	7/21/24	1,000	1,001
2,4,6	Mercedes-Benz Master Owner Trust 2016-B	3.155%	5/17/21	370	371
2,4	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	32	32
2	Nissan Auto Lease Trust 2018-B	3.250%	9/15/21	460	462
2,4	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	1,000	1,001
2,4	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	755	750
2,4	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	198	199
2,4	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	273	269
2,4	Prestige Auto Receivables Trust	2.528%	10/15/19	74	74
2	Santander Drive Auto Receivables Trust 2018-5	2.970%	7/15/21	970	969
2	Santander Drive Auto Receivables Trust 2018-5	3.190%	3/15/22	220	221
2,4	Securitized Term Auto Receivables Trust 2018-1	2.400%	4/25/19	8	8
2,4	Securitized Term Auto Receivables Trust 2018-2	3.060%	2/25/21	505	505
2,4	Securitized Term Auto Receivables Trust 2018-2	3.325%	8/25/22	550	553
2,4,5	Seneca Park CLO Ltd. 2014-1	3.569%	7/17/26	598	596
2,4,7	SFAVE Commercial Mortgage Securities Trust 2015-5AVE	4.144%	1/5/43	700	658
2,4	SoFi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	443	442
2,4	SoFi Consumer Loan Program 2018-4 Trust	3.540%	11/26/27	832	833
2,4	Springleaf Funding Trust 2015-AA	3.160%	11/15/24	345	345
2,4	Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	588

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,4,5	Symphony CLO XIV Ltd.	3.716%	7/14/26	1,093	1,093
2,4,5	Thacher Park CLO Ltd.	3.629%	10/20/26	505	504
4	Toronto-Dominion Bank	2.500%	1/18/22	2,100	2,072
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	210	210
2,4	Vantage Data Centers Issuer LLC 2018-1A	4.072%	2/16/43	486	493
2	Verizon Owner Trust 2018-A	3.230%	4/20/23	585	588
2,4,5	Voya CLO 2014-1 Ltd.	3.435%	4/18/31	515	506
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $35,594)					35,446
Corporate Bonds (22.0%)
Finance (8.8%)
	Banking (7.2)%
4	ABN AMRO Bank NV	2.450%	6/4/20	623	614
	American Express Credit Corp.	2.250%	8/15/19	800	798
	American Express Credit Corp.	2.700%	3/3/22	1,505	1,468
	Banco Santander SA	3.125%	2/23/23	800	758
	Banco Santander SA	3.848%	4/12/23	400	389
	Bank of America Corp.	3.300%	1/11/23	120	118
2	Bank of America Corp.	2.816%	7/21/23	1,645	1,592
	Bank of America Corp.	3.004%	12/20/23	3,408	3,311
	Bank of America Corp.	4.000%	1/22/25	875	856
2	Bank of America Corp.	3.593%	7/21/28	1,025	970
	Bank of America Corp.	3.419%	12/20/28	512	479
2	Bank of America Corp.	4.271%	7/23/29	2,080	2,076
	Bank of America Corp.	5.875%	2/7/42	260	301
	Bank of America Corp.	5.000%	1/21/44	1,000	1,043
8	Bank of Montreal	0.000%	1/3/19	1,278	936
	Bank of Montreal	3.100%	4/13/21	1,290	1,289
	Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,566
	Bank of New York Mellon Corp.	2.200%	8/16/23	460	436
5	Bank of New York Mellon Corp.	3.570%	10/30/23	1,145	1,151
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	695
	Bank of Nova Scotia	2.800%	7/21/21	750	742
4	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,200	1,188
	Barclays Bank plc	5.140%	10/14/20	160	162
5	Barclays Bank plc	4.009%	5/16/24	1,005	954
	BB&T Corp.	3.200%	9/3/21	665	667
	BB&T Corp.	2.750%	4/1/22	1,700	1,667
	BB&T Corp.	3.700%	6/5/25	1,385	1,389
4	BNP Paribas SA	2.950%	5/23/22	200	192
	BNP Paribas SA	3.250%	3/3/23	190	186
4	BNP Paribas SA	3.800%	1/10/24	1,170	1,139
4	BNP Paribas SA	3.375%	1/9/25	1,775	1,666
4	BNP Paribas SA	3.500%	11/16/27	2,250	2,055
4	BNP Paribas SA	4.400%	8/14/28	1,645	1,600
	BPCE SA	2.500%	7/15/19	1,400	1,396
4	BPCE SA	5.700%	10/22/23	270	280
	BPCE SA	4.000%	4/15/24	775	782
4	BPCE SA	5.150%	7/21/24	1,260	1,265
4	BPCE SA	3.500%	10/23/27	1,780	1,627
	Branch Banking & Trust Co.	2.625%	1/15/22	1,250	1,226
5	Canadian Imperial Bank of Commerce	3.508%	6/16/22	1,565	1,551
	Capital One Financial Corp.	2.500%	5/12/20	500	493
	Capital One Financial Corp.	4.750%	7/15/21	400	410
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,273
	Capital One Financial Corp.	3.200%	2/5/25	760	710
	Citibank NA	3.050%	5/1/20	1,850	1,847
	Citigroup Inc.	2.550%	4/8/19	1,800	1,798
	Citigroup Inc.	2.500%	7/29/19	965	962
	Citigroup Inc.	2.400%	2/18/20	800	793
	Citigroup Inc.	4.500%	1/14/22	1,975	2,022
2	Citigroup Inc.	3.520%	10/27/28	1,975	1,842
	Citigroup Inc.	6.625%	6/15/32	2,000	2,318
2	Citigroup Inc.	3.878%	1/24/39	1,025	912
	Citigroup Inc.	8.125%	7/15/39	101	140
	Citigroup Inc.	4.750%	5/18/46	420	392
	Commonwealth Bank of Australia	2.300%	3/12/20	655	649
	Compass Bank	2.750%	9/29/19	375	373
	Cooperatieve Rabobank UA	2.250%	1/14/19	1,350	1,350
4	Credit Agricole SA	2.500%	4/15/19	1,460	1,461
4	Credit Agricole SA	3.750%	4/24/23	1,160	1,133
4	Credit Agricole SA	3.250%	10/4/24	840	787
	Credit Suisse Group AG	2.300%	5/28/19	2,845	2,837
	Credit Suisse Group AG	3.000%	10/29/21	735	724
4	Credit Suisse Group AG	3.574%	1/9/23	550	536
4,5	Credit Suisse Group AG	4.016%	6/12/24	690	681
2,4	Credit Suisse Group AG	4.207%	6/12/24	340	338
	Credit Suisse Group AG	3.625%	9/9/24	250	245
2,4	Credit Suisse Group AG	3.869%	1/12/29	305	283
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	1,335	1,328
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	1,595	1,525
4	Danske Bank A/S	2.000%	9/8/21	1,120	1,056
4	Danske Bank A/S	3.875%	9/12/23	1,220	1,172
	Deutsche Bank AG	2.500%	2/13/19	270	270
	Deutsche Bank AG	2.700%	7/13/20	660	640
	Deutsche Bank AG	3.150%	1/22/21	1,425	1,373
	Deutsche Bank AG	4.250%	10/14/21	1,215	1,197
	Fifth Third Bank	2.875%	10/1/21	425	420
	Fifth Third Bank	3.850%	3/15/26	830	816
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	414
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	168
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	897
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	377
2	Goldman Sachs Group Inc.	2.876%	10/31/22	1,795	1,751
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	1,949
2	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,128
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	1,855
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	698
2	Goldman Sachs Group Inc.	3.691%	6/5/28	810	755
2	Goldman Sachs Group Inc.	3.814%	4/23/29	3,065	2,856
2	Goldman Sachs Group Inc.	4.223%	5/1/29	2,630	2,533
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	949
	Goldman Sachs Group Inc.	4.750%	10/21/45	680	649
4	HSBC Bank plc	4.750%	1/19/21	1,700	1,744
	HSBC Holdings plc	3.400%	3/8/21	1,535	1,531
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,418
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,583
5	HSBC Holdings plc	3.640%	5/18/24	730	707
2	HSBC Holdings plc	4.041%	3/13/28	890	851
2	HSBC Holdings plc	4.583%	6/19/29	1,675	1,659
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,136
	HSBC Holdings plc	6.100%	1/14/42	375	438
	HSBC Holdings plc	5.250%	3/14/44	440	440
	HSBC USA Inc.	2.350%	3/5/20	2,775	2,746
	HSBC USA Inc.	3.500%	6/23/24	620	608
	Huntington Bancshares Inc.	3.150%	3/14/21	800	797
	Huntington National Bank	2.200%	4/1/19	560	559
	Huntington National Bank	2.400%	4/1/20	1,160	1,147
	ING Groep NV	3.150%	3/29/22	365	358
	ING Groep NV	3.950%	3/29/27	820	781
	JPMorgan Chase & Co.	6.300%	4/23/19	465	470
	JPMorgan Chase & Co.	4.350%	8/15/21	1,862	1,904
	JPMorgan Chase & Co.	4.500%	1/24/22	495	510
	JPMorgan Chase & Co.	3.250%	9/23/22	970	960
	JPMorgan Chase & Co.	3.375%	5/1/23	875	858
	JPMorgan Chase & Co.	3.875%	2/1/24	800	804
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,250
	JPMorgan Chase & Co.	4.125%	12/15/26	765	750
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,256
2	JPMorgan Chase & Co.	4.452%	12/5/29	2,100	2,135
	JPMorgan Chase & Co.	5.400%	1/6/42	750	826
2	JPMorgan Chase & Co.	3.964%	11/15/48	5,550	4,985
4	Macquarie Bank Ltd.	2.400%	1/21/20	330	327
2,4	Macquarie Group Ltd.	4.150%	3/27/24	1,375	1,366
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	490
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	659

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley	2.500%	1/24/19	2,500	2,499
	Morgan Stanley	5.625%	9/23/19	645	655
	Morgan Stanley	5.750%	1/25/21	1,740	1,816
	Morgan Stanley	2.500%	4/21/21	1,175	1,151
	Morgan Stanley	2.625%	11/17/21	800	779
	Morgan Stanley	2.750%	5/19/22	1,710	1,659
	Morgan Stanley	3.700%	10/23/24	750	738
	Morgan Stanley	3.125%	7/27/26	1,345	1,238
	Morgan Stanley	6.250%	8/9/26	3,000	3,313
	Morgan Stanley	3.625%	1/20/27	1,250	1,189
2	Morgan Stanley	3.772%	1/24/29	1,560	1,494
	Morgan Stanley	4.300%	1/27/45	850	801
	National City Corp.	6.875%	5/15/19	1,000	1,014
4	NBK SPC Ltd.	2.750%	5/30/22	1,530	1,478
	PNC Bank NA	3.300%	10/30/24	460	455
	PNC Bank NA	2.950%	2/23/25	1,105	1,060
	PNC Bank NA	4.200%	11/1/25	255	260
	PNC Bank NA	3.100%	10/25/27	1,165	1,110
	PNC Bank NA	3.250%	1/22/28	1,675	1,620
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	577
8	Royal Bank of Canada	0.000%	1/3/19	1,400	1,025
	Royal Bank of Canada	2.750%	2/1/22	1,195	1,178
	Santander Holdings USA Inc.	2.650%	4/17/20	580	572
	Santander Holdings USA Inc.	3.700%	3/28/22	915	897
	Santander Holdings USA Inc.	3.400%	1/18/23	605	581
4	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,582
4	Societe Generale SA	3.250%	1/12/22	1,515	1,482
2	State Street Corp.	2.653%	5/15/23	840	818
	SunTrust Bank	3.300%	5/15/26	340	322
	Svenska Handelsbanken AB	1.875%	9/7/21	1,050	1,014
	Synchrony Bank	3.650%	5/24/21	1,290	1,262
	Toronto-Dominion Bank	2.500%	12/14/20	985	975
4	UBS AG	2.200%	6/8/20	750	739
4	UBS AG	4.500%	6/26/48	680	706
4	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,147
4	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,250	1,210
	US Bancorp	2.625%	1/24/22	1,305	1,284
	US Bancorp	3.700%	1/30/24	1,560	1,576
	Wachovia Corp.	7.500%	4/15/35	1,000	1,256
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,914
	Wells Fargo & Co.	3.000%	1/22/21	505	502
	Wells Fargo & Co.	3.500%	3/8/22	640	637
	Wells Fargo & Co.	3.069%	1/24/23	195	190
	Wells Fargo & Co.	3.450%	2/13/23	735	721
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,212
	Wells Fargo & Co.	3.000%	2/19/25	890	840
	Wells Fargo & Co.	3.550%	9/29/25	860	834
	Wells Fargo & Co.	3.000%	4/22/26	1,045	972
	Wells Fargo & Co.	4.100%	6/3/26	340	332
	Wells Fargo & Co.	3.000%	10/23/26	170	157
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,476
	Wells Fargo & Co.	4.900%	11/17/45	515	506
	Wells Fargo & Co.	4.750%	12/7/46	620	598
	Westpac Banking Corp.	2.300%	5/26/20	630	623

	Brokerage (0.0)%
	Ameriprise Financial Inc.	5.300%	3/15/20	305	313
	Charles Schwab Corp.	3.200%	3/2/27	545	525

	Finance Companies (0.2)%
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	6,095	5,130

	Insurance (1.1)%
	Aetna Inc.	2.800%	6/15/23	680	646
	Anthem Inc.	3.300%	1/15/23	1,100	1,083
	Anthem Inc.	3.650%	12/1/27	750	717
	Anthem Inc.	4.101%	3/1/28	1,140	1,118
	Anthem Inc.	4.650%	8/15/44	426	411
	Anthem Inc.	4.375%	12/1/47	270	252
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,050	1,028
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	692
	Chubb INA Holdings Inc.	2.300%	11/3/20	170	167
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	550
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	822
	Cigna Corp.	3.250%	4/15/25	880	837
4	Five Corners Funding Trust	4.419%	11/15/23	210	215
4	Halfmoon Parent Inc.	4.375%	10/15/28	515	517
4	Halfmoon Parent Inc.	4.800%	8/15/38	730	717
4	Halfmoon Parent Inc.	4.900%	12/15/48	735	723
4	Liberty Mutual Group Inc.	4.250%	6/15/23	360	362
	Loews Corp.	2.625%	5/15/23	440	428
2,4	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	2,000	2,279
	MetLife Inc.	3.600%	4/10/24	580	581
	MetLife Inc.	4.125%	8/13/42	145	136
	MetLife Inc.	4.875%	11/13/43	530	546
4	Metropolitan Life Global Funding I	3.450%	10/9/21	810	814
4	Metropolitan Life Global Funding I	2.650%	4/8/22	340	326
4	Metropolitan Life Global Funding I	3.450%	12/18/26	640	627
4	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,094
4	New York Life Global Funding	2.900%	1/17/24	810	784
4	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,496
4	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	656	599
4	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	875	906
4	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	1,145	1,086
	UnitedHealth Group Inc.	3.875%	10/15/20	601	609
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,157
	UnitedHealth Group Inc.	3.100%	3/15/26	430	417
	UnitedHealth Group Inc.	3.850%	6/15/28	1,190	1,204
	UnitedHealth Group Inc.	4.625%	7/15/35	600	637
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,594
	UnitedHealth Group Inc.	4.750%	7/15/45	760	807
	UnitedHealth Group Inc.	4.200%	1/15/47	215	213
	UnitedHealth Group Inc.	4.250%	6/15/48	1,330	1,334

	Other Finance (0.1)%
4	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	571
4	LeasePlan Corp. NV	2.875%	1/22/19	970	970

	Real Estate Investment Trusts (0.2)%
	AvalonBay Communities Inc.	3.625%	10/1/20	520	522
	Boston Properties LP	3.125%	9/1/23	355	343
	Boston Properties LP	3.800%	2/1/24	45	45
	Realty Income Corp.	4.650%	8/1/23	640	666
	Simon Property Group LP	3.750%	2/1/24	90	91
	Simon Property Group LP	3.375%	10/1/24	275	270
4	WEA Finance LLC	4.125%	9/20/28	590	590
4	WEA Finance LLC	4.625%	9/20/48	755	748
4	WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	1,330	1,326
					239,432
Industrial (10.5%)
	Basic Industry (0.0)%
	International Paper Co.	4.350%	8/15/48	1,255	1,048

	Capital Goods (0.8)%
4	BAE Systems Holdings Inc.	2.850%	12/15/20	160	158
4	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,071
	Boeing Co.	5.875%	2/15/40	175	219
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,321
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,191
	Caterpillar Inc.	2.600%	6/26/22	705	690
	Caterpillar Inc.	3.400%	5/15/24	810	812
	General Dynamics Corp.	2.875%	5/11/20	1,505	1,506
	General Dynamics Corp.	3.875%	7/15/21	355	361
	General Electric Co.	2.700%	10/9/22	210	195
	General Electric Co.	3.100%	1/9/23	360	336

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Co.	4.125%	10/9/42	240	187
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,027
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,312
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,464
	John Deere Capital Corp.	1.700%	1/15/20	520	513
	John Deere Capital Corp.	3.450%	3/13/25	1,200	1,191
	Lockheed Martin Corp.	2.900%	3/1/25	610	584
	Lockheed Martin Corp.	4.500%	5/15/36	211	216
	Lockheed Martin Corp.	4.700%	5/15/46	376	389
	Lockheed Martin Corp.	4.090%	9/15/52	144	135
	Parker-Hannifin Corp.	4.450%	11/21/44	450	455
4	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	1,050	1,029
4	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,680	1,640
4	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	812
	Stanley Black & Decker Inc.	4.850%	11/15/48	685	701
	United Technologies Corp.	3.100%	6/1/22	535	521
	United Technologies Corp.	4.125%	11/16/28	261	259
	United Technologies Corp.	6.050%	6/1/36	675	757
	United Technologies Corp.	4.450%	11/16/38	275	269
	United Technologies Corp.	4.500%	6/1/42	787	747
	United Technologies Corp.	3.750%	11/1/46	163	140

	Communication (1.6)%
	21st Century Fox America Inc.	3.000%	9/15/22	245	242
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,842
	America Movil SAB de CV	6.125%	3/30/40	390	463
	American Tower Corp.	3.450%	9/15/21	1,125	1,116
	American Tower Corp.	5.000%	2/15/24	220	227
	American Tower Corp.	4.400%	2/15/26	450	449
	AT&T Inc.	5.200%	3/15/20	255	260
	AT&T Inc.	2.450%	6/30/20	225	222
	AT&T Inc.	4.600%	2/15/21	100	102
	CBS Corp.	4.300%	2/15/21	675	684
	Comcast Corp.	3.600%	3/1/24	2,900	2,903
	Comcast Corp.	3.375%	2/15/25	70	68
	Comcast Corp.	2.350%	1/15/27	540	481
	Comcast Corp.	4.250%	1/15/33	1,032	1,025
	Comcast Corp.	4.200%	8/15/34	730	706
	Comcast Corp.	5.650%	6/15/35	110	122
	Comcast Corp.	4.400%	8/15/35	877	855
	Comcast Corp.	6.500%	11/15/35	115	136
	Comcast Corp.	6.400%	5/15/38	27	32
	Comcast Corp.	4.600%	10/15/38	1,335	1,350
	Comcast Corp.	4.650%	7/15/42	1,290	1,274
	Comcast Corp.	4.500%	1/15/43	500	481
	Comcast Corp.	4.750%	3/1/44	876	875
	Comcast Corp.	4.600%	8/15/45	1,198	1,160
	Comcast Corp.	3.969%	11/1/47	252	227
	Comcast Corp.	4.000%	3/1/48	345	316
	Comcast Corp.	4.700%	10/15/48	1,320	1,339
	Comcast Corp.	3.999%	11/1/49	602	542
	Comcast Corp.	4.049%	11/1/52	187	168
	Comcast Corp.	4.950%	10/15/58	1,020	1,043
4	Cox Communications Inc.	2.950%	6/30/23	145	139
4	Cox Communications Inc.	3.150%	8/15/24	181	174
4	Cox Communications Inc.	4.800%	2/1/35	1,540	1,411
4	Cox Communications Inc.	6.450%	12/1/36	45	47
4	Cox Communications Inc.	4.600%	8/15/47	125	113
	Crown Castle International Corp.	3.650%	9/1/27	285	266
	Crown Castle International Corp.	3.800%	2/15/28	235	222
	Discovery Communications LLC	5.625%	8/15/19	49	50
4	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,523
	NBCUniversal Media LLC	4.375%	4/1/21	600	614
	NBCUniversal Media LLC	2.875%	1/15/23	240	235
	NBCUniversal Media LLC	4.450%	1/15/43	309	298
	Orange SA	4.125%	9/14/21	1,740	1,775
	Orange SA	9.000%	3/1/31	530	734
4	SK Telecom Co. Ltd.	3.750%	4/16/23	385	385
4	Sky plc	2.625%	9/16/19	975	968
4	Sky plc	3.750%	9/16/24	1,435	1,421
2,4	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	1,300	1,276
	Time Warner Cable LLC	8.750%	2/14/19	25	25
	Time Warner Cable LLC	8.250%	4/1/19	364	368
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	108
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,049
	Verizon Communications Inc.	4.812%	3/15/39	2,406	2,370
	Verizon Communications Inc.	4.750%	11/1/41	290	282
	Verizon Communications Inc.	4.862%	8/21/46	1,151	1,134
	Verizon Communications Inc.	5.012%	4/15/49	1,133	1,131
	Verizon Communications Inc.	4.672%	3/15/55	525	483
	Vodafone Group plc	3.750%	1/16/24	645	636
	Vodafone Group plc	4.125%	5/30/25	570	562
	Vodafone Group plc	5.000%	5/30/38	50	47
	Vodafone Group plc	5.250%	5/30/48	785	739
	Walt Disney Co.	4.125%	6/1/44	560	557
	Warner Media LLC	4.750%	3/29/21	350	359
	Warner Media LLC	3.600%	7/15/25	625	592

	Consumer Cyclical (1.1)%
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,065	1,042
	Alibaba Group Holding Ltd.	3.400%	12/6/27	2,020	1,859
	Amazon.com Inc.	2.500%	11/29/22	885	865
	Amazon.com Inc.	2.800%	8/22/24	715	695
	Amazon.com Inc.	4.800%	12/5/34	995	1,072
	Amazon.com Inc.	4.950%	12/5/44	580	645
	Amazon.com Inc.	4.250%	8/22/57	1,385	1,351
	AutoZone Inc.	3.700%	4/15/22	1,371	1,368
4	BMW US Capital LLC	2.000%	4/11/21	585	568
4	BMW US Capital LLC	2.250%	9/15/23	2,500	2,341
4	BMW US Capital LLC	2.800%	4/11/26	151	139
4	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,565
4	Daimler Finance North America LLC	2.200%	5/5/20	470	462
4	Daimler Finance North America LLC	2.450%	5/18/20	155	153
4	Daimler Finance North America LLC	2.300%	2/12/21	945	922
4	Daimler Finance North America LLC	3.250%	8/1/24	160	153
	Ford Motor Credit Co. LLC	2.375%	3/12/19	900	898
	Ford Motor Credit Co. LLC	3.157%	8/4/20	710	695
	General Motors Financial Co. Inc.	3.550%	4/9/21	455	448
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,472
	Home Depot Inc.	2.700%	4/1/23	720	709
	Home Depot Inc.	3.900%	12/6/28	290	296
	Home Depot Inc.	4.400%	3/15/45	780	785
	Home Depot Inc.	4.500%	12/6/48	345	357
4	Hyundai Capital America	2.550%	4/3/20	790	780
4,5	Hyundai Capital America	3.348%	7/8/21	1,400	1,403
	Lowe’s Cos. Inc.	3.100%	5/3/27	1,300	1,189
	Lowe’s Cos. Inc.	6.500%	3/15/29	334	387
	McDonald’s Corp.	2.625%	1/15/22	195	191
	McDonald’s Corp.	3.250%	6/10/24	140	138
	McDonald’s Corp.	4.875%	12/9/45	260	264
	Starbucks Corp.	4.500%	11/15/48	1,000	935
4	Volkswagen Group of America Finance LLC	2.450%	11/20/19	440	436
	Walmart Inc.	2.550%	4/11/23	1,250	1,216
	Walmart Inc.	3.550%	6/26/25	1,605	1,618
	Walmart Inc.	3.625%	12/15/47	380	354

	Consumer Noncyclical (3.7)%
	Allergan Funding SCS	3.450%	3/15/22	450	444
	Allergan Funding SCS	3.800%	3/15/25	575	562
	Allergan Funding SCS	4.850%	6/15/44	450	427
	Altria Group Inc.	4.750%	5/5/21	590	602
	Altria Group Inc.	2.850%	8/9/22	455	437
	Altria Group Inc.	4.500%	5/2/43	245	204
	Altria Group Inc.	3.875%	9/16/46	625	479
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,311
	Amgen Inc.	3.875%	11/15/21	310	314
	Amgen Inc.	5.150%	11/15/41	945	976
	Amgen Inc.	4.663%	6/15/51	325	307

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,805	1,706
4	Anheuser-Busch Cos. LLC / Anheuser- Busch InBev Worldwide Inc.	4.700%	2/1/36	3,990	3,710
4	Anheuser-Busch Cos. LLC / Anheuser- Busch InBev Worldwide Inc.	4.900%	2/1/46	2,640	2,453
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	2,000	1,945
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	400	400
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	3,780	3,623
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	635	567
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	407
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	395	355
	Archer-Daniels-Midland Co.	4.500%	3/15/49	970	996
	Ascension Health	3.945%	11/15/46	365	352
2	Ascension Health	4.847%	11/15/53	55	60
	AstraZeneca plc	1.950%	9/18/19	390	387
	AstraZeneca plc	2.375%	11/16/20	1,180	1,159
	AstraZeneca plc	4.000%	1/17/29	945	937
	AstraZeneca plc	6.450%	9/15/37	615	737
	BAT Capital Corp.	3.557%	8/15/27	1,875	1,664
4	Bayer US Finance II LLC	4.250%	12/15/25	975	952
4	Bayer US Finance LLC	2.375%	10/8/19	200	199
4	Bayer US Finance LLC	3.000%	10/8/21	1,980	1,938
	Biogen Inc.	2.900%	9/15/20	550	546
	Cardinal Health Inc.	2.400%	11/15/19	625	621
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,037
	Cardinal Health Inc.	3.079%	6/15/24	320	299
	Cardinal Health Inc.	3.500%	11/15/24	580	554
	Cardinal Health Inc.	4.500%	11/15/44	665	567
4	Cargill Inc.	4.307%	5/14/21	2,092	2,145
4	Cargill Inc.	6.875%	5/1/28	645	776
4	Cargill Inc.	4.760%	11/23/45	635	687
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	535	518
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	535	545
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	496	450
	Celgene Corp.	2.250%	5/15/19	160	160
	Celgene Corp.	3.550%	8/15/22	475	470
	Coca-Cola Co.	3.300%	9/1/21	300	303
	Coca-Cola European Partners PLC	3.500%	9/15/20	500	499
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	850
	Colgate-Palmolive Co.	7.600%	5/19/25	480	600
	Conagra Brands Inc.	4.600%	11/1/25	220	222
	Conagra Brands Inc.	5.300%	11/1/38	655	618
	Constellation Brands Inc.	2.700%	5/9/22	65	62
	CVS Health Corp.	2.750%	12/1/22	965	921
	CVS Health Corp.	4.875%	7/20/35	315	303
	CVS Health Corp.	5.125%	7/20/45	1,380	1,354
	CVS Health Corp.	5.050%	3/25/48	615	599
	Diageo Capital plc	2.625%	4/29/23	1,230	1,192
	Diageo Investment Corp.	2.875%	5/11/22	525	519
	Dignity Health California GO	2.637%	11/1/19	140	140
	Dignity Health California GO	3.812%	11/1/24	560	558
	Eli Lilly & Co.	3.700%	3/1/45	635	588
4	EMD Finance LLC	2.950%	3/19/22	605	594
4	Forest Laboratories Inc.	4.875%	2/15/21	268	275
	Gilead Sciences Inc.	2.550%	9/1/20	615	610
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,003
	Gilead Sciences Inc.	3.500%	2/1/25	560	545
	Gilead Sciences Inc.	4.500%	2/1/45	825	790
	Gilead Sciences Inc.	4.750%	3/1/46	195	194
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	377
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,226
4	Imperial Tobacco Finance plc	3.750%	7/21/22	1,680	1,658
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	556
	Kaiser Foundation Hospitals	3.150%	5/1/27	490	471
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	409
	Kraft Heinz Foods Co.	3.000%	6/1/26	530	473
	Kraft Heinz Foods Co.	5.000%	7/15/35	230	216
	Kraft Heinz Foods Co.	4.375%	6/1/46	2,260	1,879
	Kroger Co.	3.850%	8/1/23	270	270
	Kroger Co.	4.000%	2/1/24	540	541
	McKesson Corp.	2.700%	12/15/22	195	186
	McKesson Corp.	2.850%	3/15/23	190	182
	McKesson Corp.	3.796%	3/15/24	305	300
	Medtronic Inc.	2.500%	3/15/20	935	930
	Medtronic Inc.	3.150%	3/15/22	1,690	1,681
	Medtronic Inc.	3.625%	3/15/24	270	273
	Medtronic Inc.	3.500%	3/15/25	2,196	2,187
	Medtronic Inc.	4.375%	3/15/35	249	255
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	310	311
	Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	280	287
	Merck & Co. Inc.	2.350%	2/10/22	790	774
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,157
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,170
	Merck & Co. Inc.	4.150%	5/18/43	760	769
	Mercy Health	4.302%	7/1/28	440	449
	Molson Coors Brewing Co.	3.500%	5/1/22	690	679
	Mylan NV	3.950%	6/15/26	1,675	1,519
	New York & Presbyterian Hospital	4.024%	8/1/45	735	723
	Novartis Capital Corp.	3.400%	5/6/24	415	416
	Novartis Capital Corp.	4.400%	5/6/44	640	680
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	50	50
	PepsiCo Inc.	2.750%	3/5/22	670	664
	PepsiCo Inc.	2.375%	10/6/26	1,945	1,779
	PepsiCo Inc.	4.000%	3/5/42	845	832
	PepsiCo Inc.	3.450%	10/6/46	1,215	1,097
	Pfizer Inc.	3.000%	6/15/23	755	749
	Pfizer Inc.	3.000%	12/15/26	725	699
	Pfizer Inc.	4.100%	9/15/38	1,505	1,516
	Philip Morris International Inc.	4.500%	3/26/20	250	254
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,044
	Philip Morris International Inc.	2.500%	8/22/22	575	551
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,098
	Philip Morris International Inc.	3.375%	8/11/25	424	412
	Philip Morris International Inc.	4.875%	11/15/43	145	143
2	Procter & Gamble - Esop	9.360%	1/1/21	557	602
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	490	457
2	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	325	310
4	Roche Holdings Inc.	2.875%	9/29/21	850	846
4	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,514
	Sanofi	4.000%	3/29/21	1,130	1,154
4	Sigma Alimentos SA de CV	4.125%	5/2/26	510	480
4	South Carolina Electric & Gas Co.	2.750%	6/15/20	550	541
4	South Carolina Electric & Gas Co.	3.250%	6/7/22	1,480	1,425
4	South Carolina Electric & Gas Co.	3.500%	6/15/22	235	228
	SSM Health Care Corp.	3.823%	6/1/27	940	930
	Stanford Health Care	3.795%	11/15/48	235	226
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	980	853
	Unilever Capital Corp.	4.250%	2/10/21	2,805	2,878

	Energy (1.1)%
4	BG Energy Capital plc	4.000%	10/15/21	555	564
4	BG Energy Capital plc	5.125%	10/15/41	600	619
	BP Capital Markets America Inc.	4.500%	10/1/20	400	409
	BP Capital Markets America Inc.	3.245%	5/6/22	650	646
	BP Capital Markets plc	4.750%	3/10/19	795	798
	BP Capital Markets plc	2.315%	2/13/20	160	158
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,089
	BP Capital Markets plc	2.500%	11/6/22	500	484
	BP Capital Markets plc	3.994%	9/26/23	420	430
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,704
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,254
	Chevron Corp.	3.191%	6/24/23	1,235	1,233
	ConocoPhillips Co.	4.950%	3/15/26	115	123
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	470	465
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	125	127

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	1,168	1,150
	Enterprise Products Operating LLC	4.250%	2/15/48	730	658
	EOG Resources Inc.	5.625%	6/1/19	425	429
	Exxon Mobil Corp.	2.222%	3/1/21	380	375
	Exxon Mobil Corp.	2.726%	3/1/23	320	315
	Exxon Mobil Corp.	3.043%	3/1/26	225	220
	Exxon Mobil Corp.	4.114%	3/1/46	320	326
	Noble Energy Inc.	4.150%	12/15/21	425	427
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,139
	Occidental Petroleum Corp.	2.700%	2/15/23	250	242
	Occidental Petroleum Corp.	3.400%	4/15/26	240	235
4	Schlumberger Holdings Corp.	3.000%	12/21/20	800	793
4	Schlumberger Investment SA	2.400%	8/1/22	630	611
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,127
	Shell International Finance BV	4.125%	5/11/35	1,130	1,133
	Shell International Finance BV	5.500%	3/25/40	345	400
	Shell International Finance BV	4.375%	5/11/45	2,500	2,577
	Suncor Energy Inc.	5.950%	12/1/34	500	555
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	1,225	1,236
	Total Capital International SA	2.700%	1/25/23	885	865
	Total Capital International SA	3.750%	4/10/24	1,400	1,422
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,227
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,298

	Other Industrial (0.2)%
2	Johns Hopkins University Maryland GO	4.083%	7/1/53	690	709
4	SBA Tower Trust	3.168%	4/11/22	1,330	1,306
4	SBA Tower Trust	3.448%	3/15/23	705	699
2,4	SBA Tower Trust	2.898%	10/15/44	1,205	1,197

	Technology (1.6)%
	Apple Inc.	3.000%	2/9/24	620	610
	Apple Inc.	3.450%	5/6/24	1,000	1,006
	Apple Inc.	2.850%	5/11/24	1,225	1,194
	Apple Inc.	2.750%	1/13/25	590	567
	Apple Inc.	3.250%	2/23/26	1,020	997
	Apple Inc.	2.450%	8/4/26	1,170	1,082
	Apple Inc.	3.350%	2/9/27	1,545	1,509
	Apple Inc.	3.200%	5/11/27	1,065	1,028
	Apple Inc.	2.900%	9/12/27	2,250	2,113
	Apple Inc.	3.850%	5/4/43	430	408
	Apple Inc.	4.450%	5/6/44	120	123
	Apple Inc.	3.850%	8/4/46	985	930
	Applied Materials Inc.	3.300%	4/1/27	875	835
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	905	852
	Cisco Systems Inc.	2.500%	9/20/26	431	399
	Intel Corp.	2.875%	5/11/24	800	777
	Intel Corp.	4.100%	5/19/46	1,360	1,332
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,722
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,185
	Microsoft Corp.	2.375%	2/12/22	635	627
	Microsoft Corp.	3.625%	12/15/23	500	514
	Microsoft Corp.	2.875%	2/6/24	1,385	1,369
	Microsoft Corp.	2.700%	2/12/25	760	734
	Microsoft Corp.	3.125%	11/3/25	845	835
	Microsoft Corp.	2.400%	8/8/26	1,890	1,765
	Microsoft Corp.	3.500%	2/12/35	605	581
	Microsoft Corp.	3.450%	8/8/36	1,725	1,632
	Microsoft Corp.	4.100%	2/6/37	1,225	1,259
	Microsoft Corp.	4.450%	11/3/45	380	405
	Microsoft Corp.	3.700%	8/8/46	1,615	1,546
	Microsoft Corp.	4.250%	2/6/47	2,500	2,625
	Oracle Corp.	2.800%	7/8/21	375	373
	Oracle Corp.	2.500%	5/15/22	1,210	1,184
	Oracle Corp.	2.950%	11/15/24	2,190	2,130
	Oracle Corp.	2.950%	5/15/25	355	341
	Oracle Corp.	3.250%	11/15/27	3,065	2,947
	Oracle Corp.	4.000%	11/15/47	895	836
	QUALCOMM Inc.	2.600%	1/30/23	705	677
	QUALCOMM Inc.	2.900%	5/20/24	1,020	971
4	Tencent Holdings Ltd.	3.595%	1/19/28	1,545	1,441

	Transportation (0.4)%
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	558
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,664
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	335	329
2	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	643	674
	CSX Corp.	4.300%	3/1/48	445	424
4	ERAC USA Finance LLC	2.350%	10/15/19	610	606
4	ERAC USA Finance LLC	4.500%	8/16/21	325	332
4	ERAC USA Finance LLC	3.300%	10/15/22	40	39
4	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,420
2	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	639	662
	FedEx Corp.	2.700%	4/15/23	255	245
	FedEx Corp.	4.100%	4/15/43	500	428
	FedEx Corp.	5.100%	1/15/44	305	300
	Kansas City Southern	4.950%	8/15/45	480	495
4	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	1,435	1,409
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	286	298
2	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	215	214
	United Parcel Service Inc.	2.450%	10/1/22	425	414
	United Parcel Service Inc.	4.875%	11/15/40	150	160
					284,396
Utilities (2.7%)
	Electric (2.4)%
	Alabama Power Co.	5.200%	6/1/41	120	130
	Alabama Power Co.	4.100%	1/15/42	215	206
	Alabama Power Co.	3.750%	3/1/45	630	576
	Alabama Power Co.	4.300%	7/15/48	775	780
	Ameren Illinois Co.	3.800%	5/15/28	590	600
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,124
	Ameren Illinois Co.	3.700%	12/1/47	140	130
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,160	1,387
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	1,589
	Commonwealth Edison Co.	2.950%	8/15/27	645	612
	Commonwealth Edison Co.	4.350%	11/15/45	220	223
	Commonwealth Edison Co.	3.650%	6/15/46	175	159
	Commonwealth Edison Co.	4.000%	3/1/48	480	465
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	980	992
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	76	70
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	1,835	1,774
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	680	662
	Delmarva Power & Light Co.	3.500%	11/15/23	305	306
7	Dominion Energy Inc.	2.962%	7/1/19	495	494
	Dominion Energy Inc.	5.200%	8/15/19	750	757
	Dominion Energy Inc.	2.579%	7/1/20	640	630
	DTE Energy Co.	3.800%	3/15/27	250	245
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,110
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	474
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	434
	Duke Energy Corp.	2.650%	9/1/26	315	287
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,216
	Duke Energy Corp.	3.750%	9/1/46	265	230
	Duke Energy Florida LLC	6.350%	9/15/37	200	248
	Duke Energy Progress LLC	6.300%	4/1/38	365	454
	Duke Energy Progress LLC	4.100%	3/15/43	118	116
	Duke Energy Progress LLC	4.200%	8/15/45	2,045	2,032
	Entergy Louisiana LLC	3.120%	9/1/27	410	390
	Eversource Energy	4.500%	11/15/19	90	91
	Eversource Energy	2.900%	10/1/24	690	661
	Eversource Energy	3.150%	1/15/25	110	106
	Eversource Energy	3.300%	1/15/28	400	385

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,180
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,107
	Florida Power & Light Co.	5.950%	2/1/38	785	972
	Florida Power & Light Co.	5.690%	3/1/40	675	825
	Florida Power & Light Co.	3.700%	12/1/47	480	451
	Fortis Inc.	3.055%	10/4/26	1,195	1,091
	Georgia Power Co.	4.750%	9/1/40	338	330
	Georgia Power Co.	4.300%	3/15/42	1,646	1,516
	Indiana Michigan Power Co.	4.250%	8/15/48	415	417
4	Massachusetts Electric Co.	5.900%	11/15/39	585	698
	MidAmerican Energy Co.	4.250%	5/1/46	45	46
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	415	408
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,040	1,005
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	841
4	Niagara Mohawk Power Corp.	4.278%	12/15/28	1,000	1,030
	Northern States Power Co.	6.250%	6/1/36	2,000	2,534
	Oglethorpe Power Corp.	5.950%	11/1/39	170	190
	Oglethorpe Power Corp.	4.550%	6/1/44	50	47
	Oglethorpe Power Corp.	4.250%	4/1/46	537	498
	Oglethorpe Power Corp.	5.250%	9/1/50	630	656
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	79
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	284
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	406
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	270
	Pacific Gas & Electric Co.	2.950%	3/1/26	130	106
	Pacific Gas & Electric Co.	6.050%	3/1/34	420	389
	Pacific Gas & Electric Co.	5.800%	3/1/37	1,416	1,310
	Pacific Gas & Electric Co.	6.350%	2/15/38	80	75
	Pacific Gas & Electric Co.	6.250%	3/1/39	385	359
	Pacific Gas & Electric Co.	5.400%	1/15/40	2,225	1,961
	Pacific Gas & Electric Co.	5.125%	11/15/43	620	536
	Pacific Gas & Electric Co.	4.750%	2/15/44	350	289
	Pacific Gas & Electric Co.	4.300%	3/15/45	79	61
	Pacific Gas & Electric Co.	3.950%	12/1/47	290	220
	PacifiCorp	6.250%	10/15/37	2,000	2,526
	Potomac Electric Power Co.	3.050%	4/1/22	460	458
	Potomac Electric Power Co.	6.500%	11/15/37	750	950
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	681
	San Diego Gas & Electric Co.	4.150%	5/15/48	500	487
	Sierra Pacific Power Co.	3.375%	8/15/23	850	838
	Sierra Pacific Power Co.	2.600%	5/1/26	221	206
	South Carolina Electric & Gas Co.	3.500%	8/15/21	625	626
	South Carolina Electric & Gas Co.	4.250%	8/15/28	685	711
	South Carolina Electric & Gas Co.	6.625%	2/1/32	138	167
	South Carolina Electric & Gas Co.	5.300%	5/15/33	44	48
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,260	1,486
	South Carolina Electric & Gas Co.	5.450%	2/1/41	95	107
	South Carolina Electric & Gas Co.	4.350%	2/1/42	181	178
	South Carolina Electric & Gas Co.	4.600%	6/15/43	202	205
	South Carolina Electric & Gas Co.	4.100%	6/15/46	425	403
	South Carolina Electric & Gas Co.	4.500%	6/1/64	115	107
	South Carolina Electric & Gas Co.	5.100%	6/1/65	715	745
	Southern California Edison Co.	2.400%	2/1/22	170	165
	Southern California Edison Co.	3.700%	8/1/25	90	89
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,118
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,449
	Southern California Edison Co.	6.050%	3/15/39	55	63
	Southern California Edison Co.	4.050%	3/15/42	432	406
	Southern California Edison Co.	3.900%	3/15/43	244	223
	Southern California Edison Co.	4.650%	10/1/43	460	463
	Southern California Edison Co.	3.600%	2/1/45	141	121
	Southern California Edison Co.	4.000%	4/1/47	7	6
	Southern California Edison Co.	4.125%	3/1/48	271	255
	Southern Co.	2.950%	7/1/23	1,280	1,237
	Southwestern Electric Power Co.	6.200%	3/15/40	400	473
	Southwestern Public Service Co.	3.700%	8/15/47	102	94
	Virginia Electric & Power Co.	2.750%	3/15/23	690	674
	Virginia Electric & Power Co.	3.500%	3/15/27	435	425
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	803

	Natural Gas (0.3)%
4	Boston Gas Co.	3.150%	8/1/27	140	133
4	Brooklyn Union Gas Co.	4.273%	3/15/48	1,720	1,684
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	105	107
4	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	455	359
4	KeySpan Gas East Corp.	2.742%	8/15/26	670	623
	Nisource Finance Corp.	5.250%	2/15/43	390	408
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,311
	Sempra Energy	2.875%	10/1/22	750	725
	Sempra Energy	3.250%	6/15/27	1,095	1,010
	Southern California Gas Co.	2.600%	6/15/26	820	763

	Other Utility (0.0)%
	American Water Capital Corp.	2.950%	9/1/27	540	503
	American Water Capital Corp.	4.200%	9/1/48	810	795
					72,746
Total Corporate Bonds (Cost $605,017)					596,574
Sovereign Bonds (2.0%)
4	CDP Financial Inc.	4.400%	11/25/19	1,000	1,015
4	Electricite de France SA	4.600%	1/27/20	1,200	1,217
4	Electricite de France SA	4.875%	9/21/38	2,400	2,175
4	Electricite de France SA	4.875%	1/22/44	50	45
4	Electricite de France SA	4.950%	10/13/45	400	362
	Equinor ASA	2.250%	11/8/19	580	576
	Equinor ASA	2.900%	11/8/20	1,410	1,409
	Equinor ASA	2.750%	11/10/21	850	844
	Equinor ASA	2.450%	1/17/23	382	370
	Equinor ASA	2.650%	1/15/24	360	348
	Equinor ASA	3.700%	3/1/24	640	650
	Equinor ASA	3.250%	11/10/24	795	790
	Export-Import Bank of Korea	1.750%	5/26/19	2,000	1,991
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,000	2,430
9	Japan Bank for International Cooperation	2.250%	2/24/20	1,190	1,184
9	Japan Bank for International Cooperation	2.125%	6/1/20	882	874
9	Japan Bank for International Cooperation	2.125%	7/21/20	1,100	1,088
10	Japan Treasury Discount Bill	0.000%	1/9/19	524,900	4,789
10	Japan Treasury Discount Bill	0.000%	2/12/19	375,000	3,423
4	Kingdom of Saudi Arabia	2.375%	10/26/21	850	820
4	Kingdom of Saudi Arabia	2.875%	3/4/23	1,340	1,289
4	Kingdom of Saudi Arabia	4.000%	4/17/25	1,245	1,236
	Korea Development Bank	2.500%	3/11/20	2,000	1,987
	Petroleos Mexicanos	6.350%	2/12/48	990	794
	Province of Ontario	2.500%	4/27/26	2,150	2,074
	Province of Quebec	2.500%	4/20/26	3,820	3,694
4	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	1,615	1,597
4	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	1,615	1,536
4	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	850	833
4	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,305	1,304
4	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	1,550	1,514
4	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	775	745
4	State of Qatar	5.250%	1/20/20	1,665	1,701
4	State of Qatar	2.375%	6/2/21	1,590	1,556
4	State of Qatar	3.875%	4/23/23	1,985	2,012
4	State of Qatar	5.103%	4/23/48	820	864
4	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,095
4	Temasek Financial I Ltd.	3.625%	8/1/28	1,025	1,039
Total Sovereign Bonds (Cost $53,320)					53,270

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development Authority Revenue	6.875%	2/1/21	190	199
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	685	932
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,025	1,456
	California GO	5.700%	11/1/21	265	285
	California GO	7.500%	4/1/34	155	211
	California GO	7.550%	4/1/39	740	1,060
	California GO	7.300%	10/1/39	300	412
	California GO	7.350%	11/1/39	2,000	2,761
	California GO	7.625%	3/1/40	35	50
	California GO	7.600%	11/1/40	790	1,150
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	215	258
	Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	530	548
	Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	425	542
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	50	61
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	695	888
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	1,560	1,993
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	973
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	1,801	1,904
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	230	252
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	1,015	1,192
	Houston TX GO	6.290%	3/1/32	410	484
	Illinois GO	5.100%	6/1/33	1,235	1,178
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	750	941
11	Kansas Development Finance Authority Revenue (Public Employees Retirement System)	5.501%	5/1/34	2,000	2,281
	Los Angeles CA Community College District GO	6.750%	8/1/49	405	586
	Los Angeles CA Unified School District GO	5.750%	7/1/34	610	722
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	545	682
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	1,000	1,225
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	410	578
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	600	820
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.790%	6/15/41	115	119
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	80	103
	New York Metropolitan Transportation Authority Revenue	6.814%	11/15/40	70	93
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	325	461
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	445	548
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	3,040	2,998
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	1,555	2,140
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	655	814
	Oregon GO	5.902%	8/1/38	490	600
11	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,284
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	325	371
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	265	322
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	1,175	1,195
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	640	695
	Regents of the University of California Revenue	3.063%	7/1/25	1,280	1,263
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	305	398
	University of California Regents Medical Center Revenue	6.548%	5/15/48	295	389
	University of California Regents Medical Center Revenue	6.583%	5/15/49	765	1,012
	University of California Revenue	4.601%	5/15/31	590	633
	University of California Revenue	5.770%	5/15/43	1,010	1,215
	University of California Revenue	4.765%	5/15/44	145	153
	University of California Revenue	3.931%	5/15/45	570	554
Total Taxable Municipal Bonds (Cost $41,160)					44,984

				Shares
Temporary Cash Investments (1.4%)
Money Market Fund (0.2%)
12,13	Vanguard Market Liquidity Fund	2.530%		52,085	5,208

				Face
				Amount
				$(000)
Repurchase Agreement (1.2%)
	RBC Capital Markets LLC (Dated 12/31/18, Repurchase Value $32,005,000, collateralized by U.S. Treasury Note/Bond, 0.125%, 4/15/19, with a value of $32,640,000)	2.920%	1/2/19	32,000	32,000
Total Temporary Cash Investments (Cost $37,208)					37,208
Total Investments (99.8%) (Cost $2,436,363)					2,702,565

Balanced Portfolio

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	149
Receivables for Accrued Income	10,845
Receivables for Capital Shares Issued	7,125
Variation Margin Receivable—Futures Contracts	72
Unrealized Appreciation—Forward Currency Contracts	54
Unrealized Appreciation—OTC Swap Contracts	4
Other Assets	782
Total Other Assets	19,031
Liabilities
Payables for Investment Securities Purchased	(1,636)
Collateral for Securities on Loan	(5,200)
Payables for Capital Shares Redeemed	(3,959)
Payables to Investment Advisor	(374)
Payables to Vanguard	(2,261)
Variation Margin Payable—Futures Contracts	(78)
Unrealized Depreciation—Forward Currency Contracts	(239)
Unrealized Depreciation—OTC Swap Contracts	(7)
Other Liabilities	(223)
Total Liabilities	(13,977)
Net Assets (100%)
Applicable to 121,979,098 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,707,619
Net Asset Value Per Share	$22.20

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	2,207,526
Total Distributable Earnings (Loss)	500,093
Net Assets	2,707,619

•            See Note A in Notes to Financial Statements.

*             Non-income-producing security.

^            Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,987,000.

1           Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.

2           The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3           The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4           Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate value of these securities was $162,322,000, representing 6.0% of net assets.

5           Adjustable-rate security based upon 3-month USD LIBOR plus spread.

6           Adjustable-rate security based upon 1-month USD LIBOR plus spread.

7           Adjustable-rate security.

8           Face amount denominated in Canadian dollars.

9           Guaranteed by the Government of Japan.

10    Face amount denominated in Japanese yen.

11    Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

12    Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

13     Includes $5,200,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

GO—General Obligation Bond.

OTC—over-the-counter.

REMICS—Real Estate Mortgage Investment Conduits.

Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2019	256	29,360	478
2-Year U.S. Treasury Note	March 2019	56	11,890	77
				555

Short Futures Contracts
10-Year U.S. Treasury Note	March 2019	(122)	(14,886)	(352)
Ultra Long U.S. Treasury Bond	March 2019	(51)	(8,193)	(438)
				(790)
				(235)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities LLC	1/9/19	USD	4,663	JPY	524,900	(129)
BNP Paribas	1/3/19	USD	2,016	CAD	2,678	54
Citibank, N.A.	2/12/19	USD	1,664	JPY	187,500	(52)
J.P. Morgan Securities LLC	2/12/19	USD	1,659	JPY	187,500	(58)
						(185)

CAD—Canadian dollar.

JPY—Japanese yen.

USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
General Electric Co.	12/20/23	GSI	500	(1.000)	21	(21)	—
General Electric Co.	12/20/23	GSI	330	(1.000)	14	(10)	4
General Electric Co.	12/20/23	GSI	300	(1.000)	13	(13)	—
General Electric Co.	12/20/23	GSI	275	(1.000)	11	(12)	(1)
General Electric Co.	12/20/23	GSI	220	(1.000)	9	(10)	(1)
General Electric Co.	12/20/23	GSI	200	(1.000)	8	(12)	(4)
General Electric Co.	12/20/23	GSI	110	(1.000)	5	(5)	—
General Electric Co.	12/20/23	GSI	55	(1.000)	2	(3)	(1)
					83	(86)	(3)

1 Periodic premium received/paid quarterly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends[1]	50,296
Interest	32,557
Securities Lending—Net	153
Total Income	83,006
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,501
Performance Adjustment	(71)
The Vanguard Group—Note C
Management and Administrative	4,103
Marketing and Distribution	389
Custodian Fees	38
Auditing Fees	33
Shareholders’ Reports	41
Trustees’ Fees and Expenses	4
Total Expenses	6,038
Net Investment Income	76,968
Realized Net Gain (Loss)
Investment Securities Sold[2]	159,764
Futures Contracts	1,971
Swap Contracts	(3)
Forward Currency Contracts	(376)
Foreign Currencies	(3)
Realized Net Gain (Loss)	161,353
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(334,093)
Futures Contracts	(327)
Swap Contracts	(3)
Forward Currency Contracts	(128)
Foreign Currencies	(19)
Change in Unrealized Appreciation (Depreciation)	(334,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	(96,249)

1 Dividends are net of foreign withholding taxes of $1,203,000.

2 Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000 and $1,000. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	76,968	67,553
Realized Net Gain (Loss)	161,353	145,360
Change in Unrealized Appreciation (Depreciation)	(334,570)	162,749
Net Increase (Decrease) in Net Assets Resulting from Operations	(96,249)	375,662
Distributions
Net Investment Income	(68,274)	(62,751)
Realized Capital Gain[1]	(144,148)	(98,841)
Total Distributions	(212,422)	(161,592)
Capital Share Transactions
Issued	245,575	292,273
Issued in Lieu of Cash Distributions	212,422	161,592
Redeemed	(384,075)	(279,856)
Net Increase (Decrease) from Capital Share Transactions	73,922	174,009
Total Increase (Decrease)	(234,749)	388,079
Net Assets
Beginning of Period	2,942,368	2,554,289
End of Period	2,707,619	2,942,368

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $13,427,000 and $8,278,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Balanced Portfolio

Financial Highlights

For a Share Outstanding				Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.80	$23.03	$22.32	$23.99	$23.66
Investment Operations
Net Investment Income	.626 [1]	.582 [1]	.581	.576	.569
Net Realized and Unrealized Gain (Loss) on Investments	(1.414)	2.648	1.713	(.548)	1.613
Total from Investment Operations	(.788)	3.230	2.294	.028	2.182
Distributions
Dividends from Net Investment Income	(.582)	(.567)	(.576)	(.570)	(.555)
Distributions from Realized Capital Gains	(1.230)	(.893)	(1.008)	(1.128)	(1.297)
Total Distributions	(1.812)	(1.460)	(1.584)	(1.698)	(1.852)
Net Asset Value, End of Period	$22.20	$24.80	$23.03	$22.32	$23.99

Total Return	-3.41%	14.72%	11.01%	0.09%	9.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,708	$2,942	$2,554	$2,312	$2,334
Ratio of Total Expenses to Average Net Assets[2]	0.21%	0.23%	0.23%	0.23%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.67%	2.49%	2.66%	2.53%	2.50%
Portfolio Turnover Rate[3]	36%	28%	33%	45%	70%

1     Calculated based on average shares outstanding.

2     Includes performance-based investment advisory fee increases (decreases) of (0.00)%, (0.00)%, (0.01)%, 0.00%, and 0.00%.

3     Includes 2%, 0%, 0%, 14%, and 15% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time

Balanced Portfolio

the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2018, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Balanced Portfolio

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended December 31, 2018, the portfolio average amounts of investments in credit protection purchased swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage- backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or

Balanced Portfolio

received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

7. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

8. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

Balanced Portfolio

12. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

13. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.05% of the portfolio’s average net assets before a decrease of $71,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $149,000, representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Balanced Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	1,551,392	192,348	—
U.S. Government and Agency Obligations	—	191,343	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	35,446	—
Corporate Bonds	—	596,574	—
Sovereign Bonds	—	53,270	—
Taxable Municipal Bonds	—	44,984	—
Temporary Cash Investments	5,208	32,000	—
Futures Contracts—Assets[1]	72	—	—
Futures Contracts—Liabilities[1]	(78)	—	—
Forward Currency Contracts—Assets	—	54	—
Forward Currency Contracts—Liabilities	—	(239)	—
Swap Contracts—Assets	—	4	—
Swap Contracts—Liabilities	—	(7)	—
Total	1,556,594	1,145,777	—

1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Statement of Net Assets Caption	Interest Rate Contracts ($000)	Currency Contracts ($000)	Credit Contracts ($000)	Total ($000)
Variation Margin Receivable—Futures Contracts	72	—	—	72
Unrealized Appreciation—Forward Currency Contracts	—	54	—	54
Unrealized Appreciation—OTC Swap Contracts	—	—	4	4
Total Assets	72	54	4	130

Variation Margin Payable—Futures Contracts	(78)	—	—	(78)
Unrealized Depreciation—Forward Currency Contracts	—	(239)	—	(239)
Unrealized Depreciation—OTC Swap Contracts	—	—	(7)	(7)
Total Liabilities	(78)	(239)	(7)	(324)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2018, were:

Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Currency Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	1,971	—	—	1,971
Forward Currency Contracts	—	(376)	—	(376)
Swap Contracts	—	—	(3)	(3)
Realized Net Gain (Loss) on Derivatives	1,971	(376)	(3)	(1,592)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(327)	—	—	(327)
Forward Currency Contracts	—	(128)	—	(128)
Swap Contracts	—	—	(3)	(3)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(327)	(128)	(3)	(458)

Balanced Portfolio

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount ($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles and the realization of unrealized gains or losses on certain futures contracts and forward currency contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	76,145
Undistributed Long-Term Gains	160,324
Capital Loss Carryforwards	—
Net Unrealized Gains (Losses)	265,692

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,436,958
Gross Unrealized Appreciation	376,275
Gross Unrealized Depreciation	(110,585)
Net Unrealized Appreciation (Depreciation)	265,690

G. During the year ended December 31, 2018, the portfolio purchased $775,299,000 of investment securities and sold $773,400,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $261,154,000 and $222,911,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	10,418	12,418
Issued in Lieu of Cash Distributions	9,268	7,227
Redeemed	(16,340)	(11,942)
Net Increase (Decrease) in Shares Outstanding	3,346	7,703

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 74% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $130,727,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 46.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Balanced Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Balanced Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Balanced Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Balanced Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Balanced Portfolio or the owners of the Balanced Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Balanced Portfolio. Investors acquire the Balanced Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Balanced Portfolio. The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Balanced Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Balanced Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Balanced Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Balanced Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BALANCED PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

Capital Growth Portfolio

Advisor’s Report

For the 12 months ended December 31, 2018, the Capital Growth Portfolio returned –1.18%, ahead of the –4.38% total return of its benchmark, the unmanaged Standard & Poor’s 500 Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Relative to the S&P 500 Index, sector allocations were the primary driver of outperformance. Stock selection was mixed but provided a modest benefit overall. The portfolio’s health care and information technology holdings added most to relative results; this was partially offset by weakness in industrials and consumer discretionary.

Investment environment

The United States economy was on firm footing throughout 2018. American consumers expressed elevated confidence given healthy gains in employment and real disposable personal income. This perspective persisted even as market volatility intensified toward year-end. A broad deregulatory agenda helped usher business sentiment to decade-high levels, and annual corporate earnings growth was on track to exceed 20%, buoyed by tax legislation passed in late 2017.

However, the momentum softened modestly toward the end of the year as businesses increasingly worried about tariff activity and related uncertainty. Sentiment fared even worse, as deterio-ating U.S.-China relations and rising interest rates spawned expectations of imminent recession. October was the S&P 500 Index’s worst monthly performance (–6.4%) in more than seven years, only to be eclipsed two months later as December’s –9.3% briefly pushed equities into formal bear market territory.

Within this tumultuous context, commodity-oriented sectors underperformed on China-centric concerns and plummeting crude oil prices, with energy (–18%), materials (–15%), and industrials (–13%) the primary laggards for the fiscal year. Financials returned –13% on recession fears, though cyclical sectors information technology (+3%) and consumer discretionary (+2%) managed to outperform because of significant first-half strength. Defensive sectors were mixed for the year, with health care (+6%) and utilities (+4%) outperforming but consumer staples (–9%) registering below-market results.

Outlook for U.S. equities

Six months ago we expressed optimism given robust underlying economic growth coupled with a reasonable market valuation, tempered somewhat by stubbornly persistent trade rhetoric. Market negativity spiked thereafter and ultimately prevailed into year-end, implying insufficient caution on our end. A recession would no doubt prompt further declines in U.S. equities. But absent evidence of a recession, we believe the fourth-quarter market sell-off may have been excessive.

Current healthy fundamentals can be sustained even as growth rates moderate, and notoriously fickle sentiment can revert. With forward price/earnings valuation now more attractive (15 times) and the 10-year U.S. Treasury yield retreating over the fourth quarter to 2.68%, our view on U.S. equities continues to be one of cautious optimism. Our largest sector positions are in information technology, health care, and industrials, where we assess our holdings to enjoy a combination of strong secular growth, improved industry dynamics, and sensible valuations.

Most recently, the Federal Reserve has signaled flexibility in its near-term monetary policy, a welcome change from its earlier posture. And pockets of macroeconomic fragility, especially in China, perhaps will serve to expedite a sought-after U.S.-China trade resolution. We acknowledge few legitimate signs of progress in this dispute, but we remain hopeful that the world’s superpowers will minimize self-inflicted economic harm.

Portfolio update

The portfolio maintained large overweight positions in information technology, health care, and industrial stocks; these sectors accounted for 75% of average assets, compared with their 44% combined weighting in the S&P 500 Index. The portfolio was approximately equal-weighted in consumer discretionary, at 10% of average assets, and was underweighted in all other sectors, particularly consumer staples, energy, financials, and communication services. It had limited or no exposure to several smaller sectors, including materials, real estate, and utilities.

Health care and information technology were the primary drivers of outperformance. In those two sectors, the portfolio maintained large overweight positions (21% of average assets for health care versus 15% in the S&P 500 Index, and 29% for information technology, versus 20%, in the index. Stock selection was effective overall, particularly within health care. Key individual positions included Eli Lilly (+40%) and Amgen (+15%) in health care and Adobe (+29%) in information technology.

Sector allocation was largely favorable across the portfolio, particularly our energy, financial, and consumer staples underweight positions, but an industrials overweight detracted from relative results. Stock selection was more mixed, with weakness in consumer discretionary and industrials largely offsetting positive

Capital Growth Portfolio

selection elsewhere. Within industrials, the performance of our large airlines holdings was unusually varied, with United (+24%) far outpacing American (–38%) and Southwest (–28%), while our sizable position in FedEx (–35%) underperformed. In consumer discretionary, positions in L Brands (–54%) and Alibaba (–21%) hurt relative results, as did limited exposure to Amazon (+30%).

Advisor perspectives

Our two largest sector positions, health care and information technology, have been recent sources of outperformance. Such trends tend not to persist indefinitely, and the fourth-quarter technology-led collapse was a forceful example of how quickly trends can reverse. We recognize the potential for additional performance reversion if fundamentals were to shift more lastingly.

That said, we continue to expect demand for health care and IT—and life-enhancing innovation more generally—to outpace demand for goods and services more broadly. And, importantly, we build our portfolios by owning individual companies, not sectors as a whole. As our assessments of company-level opportunities evolve, we resize positions accordingly.

On the other hand, our significant airlines ownership has been a multiyear laggard, and underperformance continued in 2018 in aggregate. The airlines’ inexpensive valuations managed to further compress, even more so than the market’s valuation decline; the industry finished the year trading at roughly half the market forward price/earnings valuation. This punitive view of the industry’s prospects does not comport with its improved structure, which we believe will support more sustainable profitability through economic cycles.

Still, the market’s skepticism is not completely unwarranted, as previous recessions decimated the industry. Nor does the recent precipitous decline in crude oil guarantee a lifeline, as the market ascribes a lose-lose dynamic to fuel prices: margin degradation when high and ruinous capacity growth when low. We are optimistic that airline discipline will mitigate these challenges and that undeniable growth in demand will translate into ongoing earnings power. We believe that the airlines are fundamentally more critical to the American economy than their collective $100 billion market capitalization implies.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices imply. This approach to stock selection, which drives portfolio composition and thus sector allocation, often results in portfolios that bear little resemblance to market indexes, creating the possibility for lengthy periods of outperformance or underperformance. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

January 17, 2019

Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$944.71	$1.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.68

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	-1.18%	11.39%	15.23%	$41,261
S&P 500 Index	-4.38	8.49	13.12	34,304

See Financial Highlights for dividend and capital gains information.

Capital Growth Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	6.0%
Consumer Discretionary	9.0
Energy	0.8
Financials	8.2
Health Care	27.5
Industrials	18.8
Information Technology	29.1
Materials	0.6

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Capital Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (91.1%)
Communication Services (5.5%)
*	Alphabet Inc. Class C	34,470	35,697
*	Alphabet Inc. Class A	34,000	35,529
	Walt Disney Co.	69,400	7,610
	Activision Blizzard Inc.	127,400	5,933
	Comcast Corp. Class A	43,900	1,495
*	Charter Communications Inc. Class A	2,900	826
			87,090
Consumer Discretionary (8.2%)
*	Alibaba Group Holding Ltd. ADR	222,400	30,484
	Sony Corp. ADR	461,900	22,301
	Ross Stores Inc.	213,900	17,797
	TJX Cos. Inc.	254,600	11,391
	Whirlpool Corp.	103,800	11,093
	Carnival Corp.	166,500	8,208
*,^	Mattel Inc.	669,500	6,688
*	Amazon.com Inc.	4,400	6,609
	Royal Caribbean Cruises Ltd.	62,800	6,141
	L Brands Inc.	238,300	6,117
*	Altaba Inc.	26,600	1,541
*	eBay Inc.	46,800	1,314
	Marriott International Inc. Class A	11,100	1,205
*	Garrett Motion Inc.	5,360	66
			130,955
Energy (0.7%)
	Hess Corp.	101,900	4,127
	EOG Resources Inc.	43,200	3,768
	Schlumberger Ltd.	45,700	1,649
*	Transocean Ltd.	169,200	1,174
	Noble Energy Inc.	49,700	932
			11,650
Financials (7.5%)
	Wells Fargo & Co.	662,900	30,547
	JPMorgan Chase & Co.	289,700	28,281
	Charles Schwab Corp.	461,000	19,145
	Marsh & McLennan Cos. Inc.	170,700	13,613
	Bank of America Corp.	418,400	10,309
	Progressive Corp.	73,700	4,446
	CME Group Inc.	20,400	3,838
	US Bancorp	81,300	3,716
	Discover Financial Services	57,800	3,409
	Citigroup Inc.	41,900	2,181
			119,485
Health Care (25.0%)
	Eli Lilly & Co.	710,900	82,265
*	Biogen Inc.	246,200	74,087
	Amgen Inc.	283,871	55,261
	Roche Holding AG	129,869	32,241
	Novartis AG ADR	352,050	30,209
*	Boston Scientific Corp.	798,902	28,233
	AstraZeneca plc ADR	740,200	28,113
	Thermo Fisher Scientific Inc.	69,500	15,553
	Medtronic plc	117,200	10,661
	Abbott Laboratories	134,400	9,721
	Bristol-Myers Squibb Co.	171,500	8,915
*	BioMarin Pharmaceutical Inc.	94,600	8,055
*,1	Siemens Healthineers AG	96,400	4,028
	CVS Health Corp.	51,100	3,348
	Merck & Co. Inc.	36,200	2,766
	Agilent Technologies Inc.	26,500	1,788
	Sanofi ADR	36,800	1,598
	Zimmer Biomet Holdings Inc.	14,600	1,514
	Johnson & Johnson	4,700	607
			398,963
Industrials (17.1%)
	Southwest Airlines Co.	938,550	43,624
	FedEx Corp.	255,600	41,236
*	United Continental Holdings Inc.	405,500	33,952
	Airbus SE	296,100	28,230
	Siemens AG	203,887	22,754
	Caterpillar Inc.	140,700	17,879
	American Airlines Group Inc.	543,900	17,465
	Delta Air Lines Inc.	300,700	15,005
	Deere & Co.	81,300	12,127
	Union Pacific Corp.	59,200	8,183
	Honeywell International Inc.	53,600	7,082
	Alaska Air Group Inc.	115,000	6,998
	Boeing Co.	20,200	6,514
	United Parcel Service Inc. Class B	47,850	4,667
	Textron Inc.	53,100	2,442
	CSX Corp.	34,200	2,125
	United Technologies Corp.	11,400	1,214
	Pentair plc	23,700	895
	nVent Electric plc	23,700	532
*	Resideo Technologies Inc.	8,933	184
			273,108
Information Technology (26.5%)
*	Adobe Inc.	347,000	78,505
	Microsoft Corp.	654,200	66,447
	Texas Instruments Inc.	531,700	50,246
*	Micron Technology Inc.	795,800	25,251
	NetApp Inc.	336,100	20,055
	QUALCOMM Inc.	305,500	17,386
	Intel Corp.	365,700	17,162
	HP Inc.	809,250	16,557
	Intuit Inc.	83,900	16,516
	Telefonaktiebolaget LM Ericsson ADR	1,861,500	16,512
	Cisco Systems Inc.	371,300	16,088
	Hewlett Packard Enterprise Co.	1,140,550	15,067
	KLA-Tencor Corp.	161,900	14,488
	NVIDIA Corp.	97,700	13,043
	Analog Devices Inc.	86,800	7,450
	Oracle Corp.	161,300	7,283
	Visa Inc. Class A	33,200	4,380
	Corning Inc.	127,350	3,847
	DXC Technology Co.	57,461	3,055
*	PayPal Holdings Inc.	31,700	2,666
	Plantronics Inc.	71,650	2,372
	Apple Inc.	12,500	1,972
*	Salesforce.com Inc.	12,700	1,740
	Micro Focus International plc ADR	87,593	1,507
*	BlackBerry Ltd.	195,800	1,392
	Entegris Inc.	46,900	1,308
*	Dell Technologies Inc.	18,447	901
	Perspecta Inc.	28,730	495
			423,691
Materials (0.6%)
	DowDuPont Inc.	71,600	3,829
	Linde plc	20,500	3,199
	Albemarle Corp.	26,400	2,035
			9,063
Total Common Stocks
(Cost $997,784)			1,454,005
Temporary Cash Investment (9.1%)
Money Market Fund (9.1%)
2,3	Vanguard Market Liquidity Fund, 2.530%
	(Cost $144,499)	1,444,739	144,474
Total Investments (100.2%)
(Cost $1,142,283)			1,598,479

			Amount
			($000)
Other Assets and Liabilities (-0.2%)
Other Assets			3,805
Liabilities3			(6,570)
			(2,765)
Net Assets (100%)
Applicable to 47,653,915 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			1,595,714
Net Asset Value Per Share			$33.49

Capital Growth Portfolio

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,454,005
Affiliated Issuers	144,474
Total Investments in Securities	1,598,479
Investment in Vanguard	92
Receivables for Accrued Income	2,214
Receivables for Capital Shares Issued	1,497
Other Assets	2
Total Assets	1,602,284
Liabilities
Payables for Investment Securities Purchased	327
Collateral for Securities on Loan	1,025
Payables to Investment Advisor	634
Payables for Capital Shares Redeemed	3,783
Payables to Vanguard	801
Total Liabilities	6,570
Net Assets	1,595,714

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,073,326
Total Distributable Earnings (Loss)	522,388
Net Assets	1,595,714

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $931,000.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of this security represented 0.3% of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $1,025,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends[1]	21,636
Interest[2]	3,125
Securities Lending—Net	19
Total Income	24,780
Expenses
Investment Advisory Fees—Note B	2,438
The Vanguard Group—Note C
Management and Administrative	2,761
Marketing and Distribution	258
Custodian Fees	20
Auditing Fees	31
Shareholders’ Reports	19
Trustees’ Fees and Expenses	2
Total Expenses	5,529
Net Investment Income	19,251
Realized Net Gain (Loss)
Investment Securities Sold[2]	47,981
Foreign Currencies	(20)
Realized Net Gain (Loss)	47,961
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(101,907)
Foreign Currencies	(9)
Change in Unrealized Appreciation (Depreciation)	(101,916)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,704)

1 Dividends are net of foreign withholding taxes of $446,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $3,125,000, ($4,000), and ($15,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,251	13,335
Realized Net Gain (Loss)	47,961	41,523
Change in Unrealized Appreciation (Depreciation)	(101,916)	233,149
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,704)	288,007
Distributions
Net Investment Income	(13,245)	(12,763)
Realized Capital Gain[1]	(41,571)	(28,049)
Total Distributions	(54,816)	(40,812)
Capital Share Transactions
Issued	433,119	288,075
Issued in Lieu of Cash Distributions	54,816	40,812
Redeemed	(218,735)	(124,031)
Net Increase (Decrease) from Capital Share Transactions	269,200	204,856
Total Increase (Decrease)	179,680	452,051
Net Assets
Beginning of Period	1,416,034	963,983
End of Period	1,595,714	1,416,034

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $420,000 and $540,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Financial Highlights

For a Share Outstanding Throughout Each Period			Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.12	$28.36	$26.64	$27.15	$23.60
Investment Operations
Net Investment Income	.429[1]	.366[1]	.374	.310	.304
Net Realized and Unrealized Gain (Loss) on Investments	(.754)	7.580	2.362	.391	3.945
Total from Investment Operations	(.325)	7.946	2.736	.701	4.249
Distributions
Dividends from Net Investment Income	(.315)	(.371)	(.318)	(.301)	(.218)
Distributions from Realized Capital Gains	(.990)	(.815)	(.698)	(.910)	(.481)
Total Distributions	(1.305)	(1.186)	(1.016)	(1.211)	(.699)
Net Asset Value, End of Period	$33.49	$35.12	$28.36	$26.64	$27.15

Total Return	-1.18%	28.83%	10.84%	2.62%	18.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,596	$1,416	$964	$894	$829
Ratio of Total Expenses to Average Net Assets	0.34%	0.36%	0.36%	0.36%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.18%	1.16%	1.44%	1.21%	1.31%
Portfolio Turnover Rate	6%	7%	5%	5%	11%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Notes to Financial Statements

Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

Capital Growth Portfolio

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2018, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $92,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,366,752	87,253	—
Temporary Cash Investments	144,474	—	—
Total	1,511,226	87,253	—

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Capital Growth Portfolio

As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	20,799
Undistributed Long-Term Gains	46,051
Capital Loss Carryforwards	—
Net Unrealized Gains (Losses)	456,198

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,142,283
Gross Unrealized Appreciation	540,928
Gross Unrealized Depreciation	(84,732)
Net Unrealized Appreciation (Depreciation)	456,196

F.  During the year ended December 31, 2018, the portfolio purchased $276,896,000 of investment securities and sold $81,660,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	11,899	8,903
Issued in Lieu of Cash Distributions	1,525	1,388
Redeemed	(6,095)	(3,962)
Net Increase (Decrease) in Shares Outstanding	7,329	6,329

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 50% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H.  Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Capital Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $41,151,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 84.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Conservative Allocation Portfolio

For the 12 months ended December 31, 2018, the Conservative Allocation Portfolio returned –2.98%, in line with the –2.68% return of its composite benchmark index. Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Bond markets saw volatility despite solid fundamentals

The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of VVIF portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: VVIF Total Bond Market Index Portfolio (41%), VVIF Equity Index Portfolio (21%), Vanguard Total International Bond Index Fund (18%), Vanguard Total International Stock Index Fund (16%), and Vanguard Extended Market Index Fund (4%).

The Total Bond Market Index Portfolio, which represents the overall U.S. bond market, returned –0.21%. Despite a solid macroeconomic backdrop, the markets experienced patches of volatility. Escalating trade tensions (especially with China), rising interest rates, and the pace of growth at home and abroad all led to investor skittishness at times.

The yield of the benchmark 10-year Treasury note closed December at 2.68%, up from 2.41% a year earlier. Mortgage-backed securities outpaced Treasuries and corporate bonds, which fared the worst, returning –2.50%.

Vanguard Total International Bond Index Fund returned about 3% as bonds of higher credit quality with longer maturities performed better than other foreign bonds.

Stocks of all sizes slid

In the U.S. equity markets, large-capitalization stocks surpassed their small-cap counterparts, and growth stocks exceeded value. The Equity Index Portfolio, which focuses on large-caps, returned between –4% and –5%; the Extended Market Index Fund, which concentrates on mid- and small-cap stocks, returned about –9%.

Seven of the 11 sectors in the Equity Index Portfolio recorded negative returns for the period. Financial stocks were among those detracting most from the portfolio’s performance. Although interest rates have risen from their rock-bottom lows in recent years, moderated expectations for aggressive hikes have curbed the appeal of banks and other financial companies that depend on interest.

Industrials, energy, and materials also posted double-digit declines. Falling oil prices set back energy firms. The only sectors that managed positive results were health care, information technology, consumer discretionary, and utilities. Utility stocks tend to be seen as a safe haven when the broad market turns more volatile.

Vanguard Total International Stock Index Fund returned about –14% as emerging markets stocks slightly outperformed their counterparts in the Pacific region and Europe. From a currency standpoint, the U.S. dollar strengthened against all of the world’s major currencies aside from the Japanese yen. The dollar’s upturn curbed returns from most international holdings.

Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$972.08	$0.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
Conservative Allocation Portfolio	-2.98%	4.09%	5.67%	$14,878
Conservative Allocation Composite Index[2]	-2.68	4.27	5.86	15,065
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	12.75	23,724

1     October 19, 2011.

2     Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.

See Financial Highlights for dividend and capital gains information.

Conservative Allocation Portfolio

Underlying Vanguard Funds

As of December 31, 2018

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	41.4%
Vanguard Variable Insurance Fund Equity Index Portfolio	20.4
Vanguard Total International Bond Index Fund Admiral Shares	17.9
Vanguard Total International Stock Index Fund Admiral Shares	16.3
Vanguard Extended Market Index Fund Admiral Shares	4.0

Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (24.4%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,719,275	65,384
Vanguard Extended Market Index Fund Admiral Shares	170,828	12,932
		78,316
International Stock Fund (16.2%)
Vanguard Total International Stock Index Fund Admiral Shares	2,052,912	52,082

U.S. Bond Fund (41.4%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	11,513,134	132,862

International Bond Fund (17.9%)
Vanguard Total International Bond Index Fund Admiral Shares	2,651,143	57,503
Total Investment Companies (Cost $329,014)		320,763
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.530% (Cost $0)	—	—
Total Investments (99.9%) (Cost $329,014)		320,763
Other Assets and Liabilities (0.1%)
Other Assets		1,106
Liabilities		(656)
		450
Net Assets (100%)
Applicable to 13,372,515 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		321,213
Net Asset Value Per Share		$24.02

		Amount
		($000)
Statement of Assets and Liabilites
Assets
Investments in Securities, at Value—Affiliated Funds		320,763
Receivables for Investment Securities Sold		240
Receivables for Capital Shares Issued		866
Total Assets		321,869
Liabilities
Payables for Capital Shares Redeemed		651
Payables for Investment Securities Purchased		5
Total Liabilities		656
Net Assets		321,213

At December 31, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		314,078
Total Distributable Earnings (Loss)		7,135
Net Assets		321,213

•      See Note A in Notes to Financial Statements.

1     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	7,418
Net Investment Income—Note B	7,418
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,274
Affiliated Funds Sold	6,723
Realized Net Gain (Loss)	7,997
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(25,149)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,734)

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,418	6,406
Realized Net Gain (Loss)	7,997	6,808
Change in Unrealized Appreciation (Depreciation)	(25,149)	14,279
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,734)	27,493
Distributions
Net Investment Income	(6,271)	(4,999)
Realized Capital Gain[1]	(6,817)	(4,437)
Total Distributions	(13,088)	(9,436)
Capital Share Transactions
Issued	74,458	73,598
Issued in Lieu of Cash Distributions	13,088	9,437
Redeemed	(49,700)	(27,654)
Net Increase (Decrease) from Capital Share Transactions	37,846	55,381
Total Increase (Decrease)	15,024	73,438
Net Assets
Beginning of Period	306,189	232,751
End of Period	321,213	306,189

1     Includes fiscal 2018 and 2017 short-term gain distributions totaling $284,000 and $719,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Financial Highlights

For a Share Outstanding Throughout Each Period			Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.84	$24.22	$23.72	$24.44	$23.86
Investment Operations
Net Investment Income[1]	.581	.592	.527	.470	.495
Capital Gain Distributions Received[1]	.100	.203	.128	.201	.130
Net Realized and Unrealized Gain (Loss) on Investments	(1.417)	1.769	.728	(.611)	.971
Total from Investment Operations	(.736)	2.564	1.383	.060	1.596
Distributions
Dividends from Net Investment Income	(.519)	(.500)	(.407)	(.387)	(.386)
Distributions from Realized Capital Gains	(.565)	(.444)	(.476)	(.393)	(.630)
Total Distributions	(1.084)	(.944)	(.883)	(.780)	(1.016)
Net Asset Value, End of Period	$24.02	$25.84	$24.22	$23.72	$24.44

Total Return	-2.98%	10.89%	6.02%	0.20%	6.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$321	$306	$233	$199	$160
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.16%	0.16%	0.19%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.38%	2.20%	1.95%	2.07%
Portfolio Turnover Rate	18%	19%	14%	15%	13%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Notes to Financial Statements

Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Conservative Allocation Portfolio

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,511
Undistributed Long-term Gains	7,875
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(8,251)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	329,014
Gross Unrealized Appreciation	4,872
Gross Unrealized Depreciation	13,123
Net Unrealized Appreciation (Depreciation)	(8,251)

E.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	2,995	2,961
Issued in Lieu of Cash Distributions	527	393
Redeemed	(2,000)	(1,111)
Net Increase (Decrease) in Shares Outstanding	1,522	2,243

Conservative Allocation Portfolio

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec, 31,		Proceeds	Realized				Dec. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	209	NA1	NA1	—	—	1	—	—
Vanguard Extended Market Index Fund	12,933	2,077	701	223	(1,600)	193	—	12,932
Vanguard Variable Insurance Fund—Equity Index Portfolio	60,375	32,857	23,136	5,271	(9,983)	1,047	1,019	65,384
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	129,293	32,814	25,911	87	(3,421)	3,008	255	132,862
Vanguard Total International Bond Index Fund	54,705	5,251	2,430	190	(213)	1,730	—	57,503
Vanguard Total International Stock Index Fund	48,843	17,083	4,864	952	(9,932)	1,439	—	52,082
Total	306,358	90,082	57,042	6,723	(25,149)	7,418	1,274	320,763

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Conservative Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Conservative Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $6,534,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 14.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $3,290,000 and foreign taxes paid of $119,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Conservative Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Conservative Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Conservative Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Conservative Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Conservative Allocation Portfolio or the owners of the Conservative Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Conservative Allocation Portfolio. Investors acquire the Conservative Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Conservative Allocation Portfolio. The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Conservative Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Conservative Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Conservative Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Conservative Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CONSERVATIVE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned –9.12% for the 12 months ended December 31, 2018, behind the –8.27% return of its benchmark, the Russell 1000 Value Index. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

What a difference a year makes. Volatility and rapid sentiment changes returned with a vengeance in 2018 as investors’ appetite for risk changed dramatically. Although economic readings and earnings grew solidly for most of the year, worries increased about potential U.S. government policy errors. One major concern was that the Federal Reserve would tighten too much and too quickly in an increasingly fragile, late-cycle global economy. Another was the escalating trade wars, particularly with China, which weighed on many areas of the market.

As fears of a global slowdown intensified, the stocks being sold most aggressively encompassed many sectors (and broad swaths) of the market. This included companies leveraged to global trade and tariffs, particularly China, and those with interest rate or credit sensitivity. Unfortunately, this demarcation of risk encompasses so much of the economy and equity markets that it left virtually nowhere to hide.

Our successes and shortfalls

The portfolio experienced mixed results for the year. There were many successes that both highlighted and realized some of the value embedded in the portfolio, affirming our confidence in our long-term investment process. Unfortunately, these were offset by meaningful setbacks for some portfolio companies.

The largest shortfalls for performance were General Electric (GE), auto parts manufacturer Adient, and oil field services company Schlumberger, along with investments in the tobacco industry.

GE’s power segment’s operating income turned negative even though half of the business is stable and service-related. Also, certain liabilities related to the company’s long-term-care business remain unknown. Its aviation and health care businesses continue to grow and are performing well. GE recently hired as CEO Larry Culp, former CEO of Danaher, who has an excellent track record for industrial turnarounds. He is expected to accelerate the power business restructuring and reduce balance sheet leverage. The planned monetization of the health care and transportation units and Baker Hughes (a GE company) will allow for deleveraging and reduced complexity. The stock, trading at $9 in mid-January 2019, is inexpensive based on an estimate of normalized earnings power of $1.

Adient underperformed because of operational challenges in its seat structures business, which resulted in significant losses, and worries about the automotive cycle. Operational difficulties have been exacerbated by a backlog of new launches that have resulted in significant complexity and strained resources. The Chinese auto market, which accounts for about half of Adient’s net income, saw double-digit declines during the fourth quarter. We conclude that these challenges will continue for some time, and we are evaluating the investment.

Schlumberger performed poorly after negative earnings revisions as oil price declines caused more uncertainty. Although international markets are progressing, the U.S. land market continued to weaken. Schlumberger has leading-edge technology, and though it may take some time, the company will benefit greatly when global oil field services recover.

Lastly, tobacco shares fell after the Food and Drug Administration announced a push to regulate nicotine levels and ban menthol in cigarettes. Noncombustible products also added to concerns. As a result, the consumer staples sector was the largest drag on performance for the year. Tobacco companies are approaching the changes in different ways, which could affect how they allocate capital. Altria Group’s recent large equity investment in Juul is a prime example. We are evaluating what this deal might mean for capital allocation. Tobacco industry shares are trading at meaningful discounts to the market, with a dividend yield of 7% on average, well above market levels.

Although these challenges were disappointing, we were encouraged by instances where our investment process worked well. Two portfolio companies were acquired for premiums and added to performance: Twenty-First Century Fox Class A and Express Scripts. We bought Twenty-First Century Fox when media companies, in general, were being sold over market disruption concerns as consumers increasingly switched to online streaming content. Disney later realized the stock’s value in a deal that was nearly double the price we had paid. Express Scripts was purchased by Cigna, leading to a gain that made our health care sector the largest contributor to performance.

Holdings in retailers Lowe’s and Dollar General were other examples of how our investment process takes advantage of market disruption opportunities. We bought these companies when the industry was under severe pressure because of concerns about mounting competition from online retailers, primarily Amazon. At the time, we believed that these were babies being thrown out with the bathwater. These investments were a large boost

Diversified Value Portfolio

to performance as market participants realized that the “Amazon” impact to these companies would be limited, and fundamental outlooks remained steady or improved.

Lastly, Microsoft continued to perform well. The results are another example of how our long-term investment horizon works in our favor. We bought Microsoft years ago at a steep discount when market participants were worried about the consumer PC business, which then represented a paltry 20% of sales. We took a longer-term view, realizing that they were missing the boat on the corporate business services side that would drive the business. Today, Microsoft is one of the leaders in cloud architecture, which is growing rapidly and has led the company to be one of the largest contributors to performance.

Our portfolio positioning

The current cycle of growth-stock dominance has been the longest in 90 years, producing one of the strongest cycles ever recorded. Value has been out of favor for what seems like an eternity, with increasing calls for its demise. However, history shows repeated shifts between growth and value leadership, and when leadership does shift, value typically outperforms meaningfully for many years. We remain committed to the value discipline, buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe to be temporary or overblown.

We want to emphasize our steadfast commitment to value, as some market participants in the value space seem to be stretching to buy growth companies using logic that is inconsistent with our definition of value. In prior cycles, such as during the tech bubble of the late 1990s, we saw similar justifications by some managers, with unfortunate outcomes for many of their investors. Thank you for your continued confidence and investment.

Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC

January 17, 2019

Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$932.94	$1.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	-9.12%	4.47%	10.47%	$27,057
Russell 1000 Value Index	-8.27	5.95	11.18	28,853
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

See Financial Highlights for dividend and capital gains information.

Diversified Value Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	5.6%
Consumer Discretionary	7.7
Consumer Staples	6.9
Energy	12.3
Financials	17.9
Health Care	19.2
Industrials	9.5
Information Technology	10.1
Materials	6.8
Real Estate	0.0
Utilities	4.0

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Diversified Value Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (97.4%)
Communication Services (5.4%)
Comcast Corp. Class A	869,970	29,622
Verizon Communications Inc.	206,609	11,616
AT&T Inc.	246,882	7,046
		48,284
Consumer Discretionary (7.5%)
Dollar General Corp.	306,878	33,167
Lowe’s Cos. Inc.	336,583	31,087
Adient plc	125,465	1,890
		66,144
Consumer Staples (6.7%)
Philip Morris International Inc.	335,906	22,425
Imperial Brands plc ADR	639,220	19,509
Altria Group Inc.	350,124	17,293
		59,227
Energy (12.0%)
Phillips 66	249,777	21,518
Occidental Petroleum Corp.	344,470	21,144
ConocoPhillips	308,786	19,253
BP plc ADR	477,416	18,104
Schlumberger Ltd.	452,285	16,318
Chevron Corp.	93,537	10,176
		106,513
Financials (17.4%)
Wells Fargo & Co.	635,101	29,265
American Express Co.	294,024	28,026
US Bancorp	609,510	27,855
JPMorgan Chase & Co.	231,308	22,580
American International Group Inc.	495,116	19,512
Bank of New York Mellon Corp.	398,949	18,779
Navient Corp.	490,028	4,317
* SLM Corp.	490,213	4,074
		154,408
Health Care (18.7%)
Pfizer Inc.	749,091	32,698
Johnson & Johnson	211,884	27,344
Medtronic plc	293,513	26,698
Sanofi ADR	578,837	25,127
CVS Health Corp.	371,135	24,317
* Cigna Corp.	97,271	18,474
Cardinal Health Inc.	261,672	11,670
		166,328
Industrials (9.3%)
United Technologies Corp.	273,709	29,144
Johnson Controls International plc	863,702	25,609
General Electric Co.	1,901,880	14,397
General Dynamics Corp.	83,423	13,115
		82,265
Information Technology (9.8%)
Oracle Corp.	706,424	31,895
QUALCOMM Inc.	529,028	30,107
Microsoft Corp.	248,514	25,242
		87,244
Materials (6.7%)
Air Products & Chemicals Inc.	211,121	33,790
DowDuPont Inc.	473,161	25,304
		59,094
Utilities (3.9%)
Dominion Energy Inc.	306,705	21,917
Exelon Corp.	284,160	12,816
		34,733
Total Common Stocks
(Cost $869,387)		864,240
Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
1 Vanguard Market Liquidity Fund, 2.530%
(Cost $22,032)	220,318	22,032
Total Investments (99.9%)
(Cost $891,419)		886,272

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	52
Receivables for Investment Securities Sold	342
Receivables for Accrued Income	2,859
Receivables for Capital Shares Issued	668
Total Other Assets	3,921
Liabilities
Payables for Investment Securities Purchased	(14)
Payables for Capital Shares Redeemed	(1,423)
Payables to Investment Advisor	(220)
Payables to Vanguard	(1,144)
Total Liabilities	(2,801)
Net Assets (100%)
Applicable to 61,908,726 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	887,392
Net Asset Value Per Share	$14.33

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	812,299
Total Distributable Earnings (Loss)	75,093
Net Assets	887,392

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Diversified Value Portfolio

Statement of Operations

Year Ended December 31, 2018
($000)
Investment Income
Income
Dividends[1]	29,558
Interest[2]	220
Securities Lending—Net	14
Total Income	29,792
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,314
Performance Adjustment	(342)
The Vanguard Group—Note C
Management and Administrative	1,491
Marketing and Distribution	140
Custodian Fees	9
Auditing Fees	31
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	2,658
Expenses Paid Indirectly	(16)
Net Expenses	2,642
Net Investment Income	27,150
Realized Net Gain (Loss) on Investment Securities Sold[2]	54,769
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	(172,551)
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,632)

1 Dividends are net of foreign withholding taxes of $161,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $219,000, ($5,000), and $0, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,150	27,806
Realized Net Gain (Loss)	54,769	54,302
Change in Unrealized Appreciation (Depreciation)	(172,551)	58,076
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,632)	140,184
Distributions
Net Investment Income	(27,747)	(31,847)
Realized Capital Gain[1]	(54,228)	(106,243)
Total Distributions	(81,975)	(138,090)
Capital Share Transactions
Issued	95,428	83,423
Issued in Lieu of Cash Distributions	81,975	138,090
Redeemed	(254,507)	(216,526)
Net Increase (Decrease) from Capital Share Transactions	(77,104)	4,987
Total Increase (Decrease)	(249,711)	7,081
Net Assets
Beginning of Period	1,137,103	1,130,022
End of Period	887,392	1,137,103

1     Includes fiscal 2018 and 2017 short-term gain distributions totaling $420,000 and $14,464,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Diversified Value Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.04	$17.11	$16.55	$18.65	$18.10
Investment Operations
Net Investment Income	.412[1]	.401[1]	.496	.471	.447
Net Realized and Unrealized Gain (Loss) on Investments	(1.872)	1.658	1.468	(.901)	1.248
Total from Investment Operations	(1.460)	2.059	1.964	(.430)	1.695
Distributions
Dividends from Net Investment Income	(.423)	(.491)	(.461)	(.466)	(.415)
Distributions from Realized Capital Gains	(.827)	(1.638)	(.943)	(1.204)	(.730)
Total Distributions	(1.250)	(2.129)	(1.404)	(1.670)	(1.145)
Net Asset Value, End of Period	$14.33	$17.04	$17.11	$16.55	$18.65

Total Return	-9.12%	13.16%	12.96%	-2.45%	9.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$887	$1,137	$1,130	$1,060	$1,213
Ratio of Total Expenses to Average Net Assets[2]	0.25%	0.27%	0.27%	0.28%	0.34%
Ratio of Net Investment Income to Average Net Assets	2.58%	2.45%	3.01%	2.55%	2.50%
Portfolio Turnover Rate	18%	18%	34%	13%	16%

1     Calculated based on average shares outstanding.

2     Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.03%), (0.03%), and (0.01%).

Notes to Financial Statements

Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

Diversified Value Portfolio

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the MSCI Prime Market 750 Index for the preceding three years. For the year ended December 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $342,000 (0.03%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $52,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2018, these arrangements reduced the portfolio’s expenses by $16,000 (an annual rate of 0.00% of average net assets).

E.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Diversified Value Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

F.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	28,378
Undistributed Long-Term Gains	52,944
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(5,147)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	891,419
Gross Unrealized Appreciation	135,485
Gross Unrealized Depreciation	(140,632)
Net Unrealized Appreciation (Depreciation)	(5,147)

G. During the year ended December 31, 2018, the portfolio purchased $189,393,000 of investment securities and sold $339,396,000 of investment securities, other than temporary cash investments.

H.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	5,928	5,070
Issued in Lieu of Cash Distributions	5,292	8,835
Redeemed	(16,026)	(13,222)
Net Increase (Decrease) in Shares Outstanding	(4,806)	683

At December 31, 2018, two shareholders were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 68%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I.   Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Diversified Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $53,808,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 90.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned –5.96% for the 12 months ended December 31, 2018. The portfolio trailed the –5.85% return of its benchmark, the FTSE High Dividend Yield Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 15, 2019.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,

Senior Managing Director

Investment environment

U.S. equities posted negative results over the 12 months. The Federal Reserve raised its benchmark interest rate by 25 basis points four times, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher.

Signs of inflation entered the market in February and led to heightened volatility. By the summer, tariff and trade war rhetoric had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, low unemployment, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger domestic economic growth relative to other regions of the world.

This changed in the final months of 2018, when concerns surrounding slowing global growth, heightened valuations, rising interest rates, and capricious U.S.-China trade tensions were top of mind for investors. Market performance in October and December was sharply negative, with the latter representing the U.S. equity market’s largest monthly decline this decade. As a result, U.S. equity returns were negative for the first calendar year since 2008.

Our portion of the portfolio benefited from strong stock selection. In particular, our holdings in health care, information technology, and industrials contributed most to relative performance. This was partially offset by weaker selection in the consumer staples, energy, and materials sectors. Sector allocation, a result of our bottom-up selection process, slightly contributed to overall results as well. Our overweighted positions in health care and utilities, as well as underweighted positions in industrials and consumer discretionary, added to relative results.

Top contributors to relative performance included our position in Eli Lilly and our out-of-benchmark position in Medtronic. Our decision to eliminate General Electric early in the year and our lack of exposure to benchmark constituent AT&T also added to results, as those stocks experienced weak returns.

Individual detractors included exposure to British American Tobacco, which we eliminated toward the end of 2018, Philip Morris International, and Suncor Energy. During the period, we chose not to own Boeing and CME Group, which also outperformed and subsequently weighed on returns.

At the end of 2018, we were most overweighted in health care, real estate, and energy, and most underweighted in consumer discretionary, information technology, and consumer staples.

Our largest new positions during the year included Comcast, Lockheed Martin, and Koninklijke Philips. We also added to positions in Johnson & Johnson and Procter & Gamble. We eliminated our stakes in Microsoft, VF Corp., and Raytheon. We trimmed our position in BlackRock and reduced exposure to Phillips 66 and Canadian Natural Resources.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

The investment environment

Macroeconomic fundamentals were supportive throughout the 12 months. The U.S. economy expanded at an average annualized pace of above 3% for the first three quarters of 2018, boosted in part by the tax cuts that were part of legislation enacted at the end of 2017 and congressional approval in March to increase federal government spending.

Equity Income Portfolio

The labor market remained robust, with the economy creating an average of well over 200,000 jobs per month in 2018. After dipping to an almost 50-year low of 3.7% in November, the unemployment rate ticked up to 3.9% in December as plentiful opportunities drew more workers back into the labor market. There was some improvement in wage gains, and inflation moved up to hover near the Federal Reserve’s target of 2%.

Given this healthy backdrop, the Fed raised rates four times during the year, which pushed the federal funds target range a full percentage point higher, to 2.25%–2.50%.

The FTSE High Dividend Yield Index finished the year close to –6%. The downturn in U.S. stocks reflected a number of concerns weighing on the market, including escalations in trade tensions, political uncertainties in Europe, the potential negative impact of Fed policy, the pace of growth at home and abroad, and, at the close of the period, the partial shutdown of the federal government.

Eight of 11 industry sectors declined, with energy and materials being among the worst performers. Only health care, information technology, and utilities gained ground.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return, while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to the benchmark).

Our successes and shortfalls

Over the 12 months, our sentiment alpha model was the primary detractor, although quality and management decisions also hurt relative performance. Growth made a significant positive contribution. Results lagged the benchmark in seven of 11 industry sectors. Financials, materials and industrials were the largest detractors from relative performance; the portfolio’s biggest outperformance came from health care.

For the lagging sectors, the greatest shortfalls came from overweighting H&E Equipment Services in industrials and Huntsman in materials. The strongest relative returns in health care came from Eli Lilly.

Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	63	863

Employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.

Vanguard Quantitative Equity Group	33	456

Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.

Cash Investments	4	55	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$953.32	$1.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	-5.96%	7.53%	12.09%	$31,313
FTSE High Dividend Yield Index	-5.85	7.91	12.34	32,027
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

See Financial Highlights for dividend and capital gains information.

Equity Income Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	6.9%
Consumer Discretionary	3.7
Consumer Staples	12.7
Energy	10.0
Financials	16.2
Health Care	16.9
Industrials	10.5
Information Technology	10.2
Materials	3.7
Real Estate	1.1
Utilities	8.1

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (94.1%)[1]
Communication Services (6.4%)
Verizon Communications Inc.	747,893	42,047
Comcast Corp. Class A	703,980	23,970
AT&T Inc.	277,238	7,912
BCE Inc.	172,974	6,833
Omnicom Group Inc.	37,290	2,731
Cogent Communications Holdings Inc.	40,518	1,832
Gannett Co. Inc.	101,491	866
Telephone & Data Systems Inc.	22,882	745
National CineMedia Inc.	104,658	678
		87,614
Consumer Discretionary (3.4%)
McDonald’s Corp.	68,655	12,191
Home Depot Inc.	62,158	10,680
General Motors Co.	131,803	4,409
Cie Generale des Etablissements Michelin SCA	41,624	4,097
Darden Restaurants Inc.	29,440	2,940
Tapestry Inc.	72,208	2,437
Brinker International Inc.	51,122	2,248
Macy’s Inc.	64,322	1,916
Tailored Brands Inc.	113,807	1,552
Best Buy Co. Inc.	26,501	1,404
Ralph Lauren Corp. Class A	11,573	1,197
Abercrombie & Fitch Co.	51,892	1,040
Las Vegas Sands Corp.	9,955	518
Dine Brands Global Inc.	1,152	78
		46,707
Consumer Staples (11.9%)
Philip Morris International Inc.	320,263	21,381
Coca-Cola Co.	440,773	20,871
PepsiCo Inc.	187,013	20,661
Procter & Gamble Co.	221,514	20,362
Unilever NV	308,104	16,576
Sysco Corp.	160,643	10,066
Walmart Inc.	100,015	9,316
Mondelez International Inc. Class A	221,773	8,878
Nestle SA	87,269	7,083
Kraft Heinz Co.	156,339	6,729
Kimberly-Clark Corp.	30,641	3,491
Archer-Daniels-Midland Co.	78,578	3,219
Coca-Cola European Partners plc	66,501	3,049
Altria Group Inc.	48,872	2,414
Nu Skin Enterprises Inc. Class A	33,810	2,074
Walgreens Boots Alliance Inc.	29,944	2,046
Universal Corp.	30,122	1,631
Weis Markets Inc.	29,709	1,419
Flowers Foods Inc.	68,977	1,274
Molson Coors Brewing Co. Class B	7,923	445
Conagra Brands Inc.	16,860	360
Colgate-Palmolive Co.	2,159	128
		163,473
Energy (9.2%)
Chevron Corp.	302,148	32,871
Exxon Mobil Corp.	358,258	24,430
Suncor Energy Inc.	603,828	16,889
Occidental Petroleum Corp.	174,600	10,717
TransCanada Corp.	247,456	8,836
Kinder Morgan Inc.	485,222	7,463
Canadian Natural Resources Ltd.	205,041	4,948
Schlumberger Ltd.	136,714	4,933
Phillips 66	52,673	4,538
Valero Energy Corp.	33,137	2,484
ConocoPhillips	38,497	2,400
Murphy Oil Corp.	85,004	1,988
PBF Energy Inc. Class A	55,110	1,800
HollyFrontier Corp.	30,807	1,575
		125,872
Financials (14.9%)
JPMorgan Chase & Co.	535,214	52,248
Wells Fargo & Co.	510,358	23,517
MetLife Inc.	407,932	16,750
Marsh & McLennan Cos. Inc.	150,132	11,973
PNC Financial Services Group Inc.	87,783	10,263
Bank of America Corp.	401,094	9,883
Chubb Ltd.	74,028	9,563
M&T Bank Corp.	54,785	7,841
Travelers Cos. Inc.	53,201	6,371
American International Group Inc.	150,641	5,937
US Bancorp	128,508	5,873
Aflac Inc.	92,344	4,207
Principal Financial Group Inc.	91,529	4,043
T. Rowe Price Group Inc.	36,440	3,364
BlackRock Inc.	8,304	3,262
SunTrust Banks Inc.	60,516	3,052
Regions Financial Corp.	203,108	2,718
Fifth Third Bancorp	115,279	2,712
Popular Inc.	54,353	2,567
LPL Financial Holdings Inc.	40,448	2,471
First American Financial Corp.	53,808	2,402
RLI Corp.	29,934	2,065
Bank of NT Butterfield & Son Ltd.	65,811	2,063
Kemper Corp.	29,178	1,937
Cullen/Frost Bankers Inc.	15,919	1,400
Ameriprise Financial Inc.	11,164	1,165
Citizens Financial Group Inc.	38,954	1,158
Community Bank System Inc.	16,499	962
Fidelity National Financial Inc.	29,129	916
Waddell & Reed Financial Inc. Class A	46,343	838
CME Group Inc.	3,955	744
Moelis & Co. Class A	7,458	256
Cincinnati Financial Corp.	3,296	255
American National Insurance Co.	897	114
		204,890
Health Care (16.2%)
Johnson & Johnson	345,931	44,642
Pfizer Inc.	770,123	33,616
Merck & Co. Inc.	396,624	30,306
Eli Lilly & Co.	249,545	28,877
Medtronic plc	176,602	16,064
Bristol-Myers Squibb Co.	307,016	15,959
Novartis AG	137,157	11,747
Koninklijke Philips NV	276,937	9,709
Amgen Inc.	45,604	8,878
AbbVie Inc.	89,280	8,231
Roche Holding AG	30,716	7,625
Cardinal Health Inc.	52,418	2,338
Gilead Sciences Inc.	36,756	2,299
CVS Health Corp.	31,227	2,046
Meridian Bioscience Inc.	29,893	519
		222,856
Industrials (10.0%)
Caterpillar Inc.	137,441	17,465
Lockheed Martin Corp.	56,347	14,754
3M Co.	65,753	12,529
Union Pacific Corp.	89,819	12,416
Deere & Co.	78,616	11,727
Boeing Co.	33,443	10,785
Eaton Corp. plc	152,279	10,455
Honeywell International Inc.	62,290	8,230
United Technologies Corp.	70,277	7,483
BAE Systems plc	1,167,010	6,826
Emerson Electric Co.	63,954	3,821
CH Robinson Worldwide Inc.	28,818	2,423
McGrath RentCorp	44,187	2,275
Triton International Ltd.	72,737	2,260
Raytheon Co.	13,300	2,039
Delta Air Lines Inc.	35,062	1,750
* Norfolk Southern Corp.	11,699	1,749
Covanta Holding Corp.	117,803	1,581
National Presto Industries Inc.	12,305	1,439
^ Seaspan Corp. Class A	177,094	1,387
United Parcel Service Inc. Class B	9,877	963
General Electric Co.	117,552	890
Hillenbrand Inc.	18,679	708
GATX Corp.	9,200	651
HNI Corp.	2,647	94
		136,700
Information Technology (9.6%)
Intel Corp.	687,854	32,281
Cisco Systems Inc.	740,286	32,077
Analog Devices Inc.	169,976	14,589
QUALCOMM Inc.	160,215	9,118
Texas Instruments Inc.	72,788	6,878
Maxim Integrated Products Inc.	128,666	6,543
KLA-Tencor Corp.	71,470	6,396
International Business Machines Corp.	36,650	4,166
HP Inc.	186,668	3,819
TE Connectivity Ltd.	39,832	3,012
Seagate Technology plc	69,215	2,671
Cypress Semiconductor Corp.	197,617	2,514
Broadcom Inc.	8,741	2,223

Equity Income Portfolio

			Market
			Value•
		Shares	($000)
	ManTech International Corp. Class A	40,163	2,100
	Western Union Co.	103,785	1,770
	Automatic Data Processing Inc.	9,693	1,271
	National Instruments Corp.	19,389	880
	Hewlett Packard Enterprise Co.	18,238	241
			132,549
	Materials (3.5%)
	DowDuPont Inc.	374,967	20,053
	Nutrien Ltd.	163,669	7,692
	Linde plc	30,494	4,758
	International Paper Co.	99,178	4,003
	CF Industries Holdings Inc.	68,501	2,980
	Nucor Corp.	54,634	2,831
	LyondellBasell Industries NV Class A	30,236	2,514
	Domtar Corp.	59,743	2,099
	Commercial Metals Co.	28,510	457
	Schnitzer Steel Industries Inc.	11,485	248
			47,635
	Real Estate (1.0%)
	Crown Castle International Corp.	123,427	13,408
	Kennedy-Wilson Holdings Inc.	32,276	586
			13,994
	Utilities (8.0%)
	NextEra Energy Inc.	101,052	17,565
	Dominion Energy Inc.	169,258	12,095
	Sempra Energy	96,162	10,404
	American Electric Power Co. Inc.	137,001	10,239
	Exelon Corp.	206,811	9,327
	Eversource Energy	137,651	8,953
	Duke Energy Corp.	88,157	7,608
	Xcel Energy Inc.	123,593	6,089
	Edison International	106,726	6,059
	FirstEnergy Corp.	97,439	3,659
	Entergy Corp.	38,978	3,355
	AES Corp.	217,431	3,144
	Atmos Energy Corp.	32,876	3,048
	UGI Corp.	55,326	2,952
	OGE Energy Corp.	53,468	2,095
	Otter Tail Corp.	25,956	1,288
	Clearway Energy Inc. Class A	71,744	1,214
	Ameren Corp.	8,798	574
	Clearway Energy Inc.	27,857	481
			110,149
	Total Common Stocks
	(Cost $1,206,390)		1,292,439
	Temporary Cash Investments (6.0%)[1]
	Money Market Fund (4.0%)
2,3	Vanguard Market Liquidity Fund, 2.530%	547,480	54,748

		Face
		Amount
		($000)
Repurchase Agreement (1.8%)
	BNP Paribas Securities Corp. 3.000%, 1/2/19 (Dated 12/31/18, Repurchase Value $24,604,000, collateralized by Federal Home Loan Mortgage Corp. 5.000%, 9/01/48, and Federal National Morgage Assn. 6.000%–7.500%, 12/01/21–8/01/31, with a value of $25,092,000)	24,600	24,600

U.S. Government and Agency Obligations (0.2%)
4	United States Treasury
	Bill, 2.292%, 2/28/19	200	199
4	United States Treasury
	Bill, 2.479%, 5/9/19	2,000	1,983
4	United States Treasury
	Bill, 2.502%, 6/20/19	1,500	1,483
			3,665
Total Temporary Cash Investments
(Cost $83,018)			83,013
Total Investments (100.1%)
(Cost $1,289,408)			1,375,452

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	78
Receivables for Investment Securities Sold	22
Receivables for Accrued Income	2,879
Receivables for Capital Shares Issued	1,164
Variation Margin Receivable—Futures Contracts	443
Other Assets	210
Total Other Assets	4,796
Liabilities
Payables for Investment Securities Purchased	(1,282)
Collateral for Securities on Loan	(929)
Payables to Investment Advisor	(229)
Payables for Capital Shares Redeemed	(3,258)
Payables to Vanguard	(1,039)
Total Liabilities	(6,737)
Net Assets (100%)
Applicable to 64,664,975 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,373,511
Net Asset Value Per Share	$21.24

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,155,668
Total Distributable Earnings (Loss)	217,843
Net Assets	1,373,511

•    See Note A in Notes to Financial Statements.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $808,000.

*     Non-income-producing security.

1   The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.3% and 1.8%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $929,000 of collateral received for securities on loan.

4   Securities with a value of $3,171,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2019	461	57,745	(1,622)

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	40,629
Dividends—Affiliated Issuers	228
Interest—Unaffiliated Issuers	453
Interest—Affiliated Issuers	879
Securities Lending—Net	98
Total Income	42,287
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,213
Performance Adjustment	(18)
The Vanguard Group—Note C
Management and Administrative	2,624
Marketing and Distribution	218
Custodian Fees	34
Auditing Fees	35
Shareholders’ Reports	21
Trustees’ Fees and Expenses	2
Total Expenses	4,129
Net Investment Income	38,158
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	95,588
Investment Securities Sold—Affiliated Issuers	3,002
Futures Contracts	(1,839)
Foreign Currencies	(21)
Realized Net Gain (Loss)	96,730
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(217,007)
Investment Securities—Affiliated Issuers	(3,209)
Futures Contracts	(1,520)
Foreign Currencies	(10)
Change in Unrealized Appreciation (Depreciation)	(221,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,858)

1 Dividends are net of foreign withholding taxes of $515,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,158	31,503
Realized Net Gain (Loss)	96,730	83,246
Change in Unrealized Appreciation (Depreciation)	(221,746)	93,723
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,858)	208,472
Distributions
Net Investment Income	(31,643)	(30,286)
Realized Capital Gain[1]	(83,467)	(38,130)
Total Distributions	(115,110)	(68,416)
Capital Share Transactions
Issued	314,593	185,060
Issued in Lieu of Cash Distributions	115,110	68,416
Redeemed	(226,263)	(193,435)
Net Increase (Decrease) from Capital Share Transactions	203,440	60,041
Total Increase (Decrease)	1,472	200,097
Net Assets
Beginning of Period	1,372,039	1,171,942
End of Period	1,373,511	1,372,039

1     Includes fiscal 2018 and 2017 short-term gain distributions totaling $10,108,000 and $5,782,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.64	$22.10	$21.22	$23.04	$22.36
Investment Operations
Net Investment Income	.620[1]	.582[1]	.568	.597	.603
Net Realized and Unrealized Gain (Loss) on Investments	(1.977)	3.275	2.361	(.437)	1.782
Total from Investment Operations	(1.357)	3.857	2.929	.160	2.385
Distributions
Dividends from Net Investment Income	(.562)	(.583)	(.583)	(.596)	(.555)
Distributions from Realized Capital Gains	(1.481)	(.734)	(1.466)	(1.384)	(1.150)
Total Distributions	(2.043)	(1.317)	(2.049)	(1.980)	(1.705)
Net Asset Value, End of Period	$21.24	$24.64	$22.10	$21.22	$23.04

Total Return	-5.96%	18.25%	15.07%	0.85%	11.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,374	$1,372	$1,172	$940	$978
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.31%	0.30%	0.31%	0.32%
Ratio of Net Investment Income to Average Net Assets	2.69%	2.56%	2.89%	2.76%	2.69%
Portfolio Turnover Rate	36%	38%	32%	36%	31%

1     Calculated based on average shares outstanding.

2     Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.00%), (0.01%), (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Notes to Financial Statements

Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the

Equity Income Portfolio

collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Equity Income Portfolio

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $327,000 for the year ended December 31, 2018.

For the year ended December 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before a decrease of $18,000 (0.00%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $78,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,245,352	47,087	—
Temporary Cash Investments	54,748	28,265	—
Futures Contracts—Assets[1]	443	—	—
Total	1,300,543	75,352	—

1     Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	41,440
Undistributed Long-Term Gains	91,255
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	86,042

Equity Income Portfolio

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,289,408
Gross Unrealized Appreciation	198,292
Gross Unrealized Depreciation	(112,248)
Net Unrealized Appreciation (Depreciation)	86,044

F.  During the year ended December 31, 2018, the portfolio purchased $586,898,000 of investment securities and sold $491,161,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	13,652	7,997
Issued in Lieu of Cash Distributions	5,121	3,147
Redeemed	(9,792)	(8,480)
Net Increase (Decrease) in Shares Outstanding	8,981	2,664

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 57% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds	Net	Change			Dec. 31,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard High Dividend Yield ETF	10,218	—	10,012	3,000	(3,206)	228	—	—
Vanguard Market Liquidity Fund	39,324	NA1	NA1	2	(3)	879	—	54,748
Total	49,542			3,002	(3,209)	1,107	—	54,748

1     Not applicable—purchases and sales are for temporary cash investment purposes.

I.   Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $73,359,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 84.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Equity Index Portfolio

For the 12 months ended December 31, 2018, Vanguard Variable Insurance Fund Equity Index Portfolio returned –4.51%, in line with its benchmark, the S&P 500 Index, which returned –4.38%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The broad U.S. stock market finished 2018 with a return of about –5%, its first negative calendar year since 2008. Despite generally solid economic data and corporate earnings, stocks declined sharply in the fourth quarter. Investors grew more concerned about equity valuations, the possibility of slowing global growth, rising U.S. interest rates, and heightened geopolitical uncertainty.

Few sectors offered solace as markets turned volatile

The Equity Index Portfolio seeks to track the performance of the S&P 500 Index. The index is composed of 500 of the largest U.S. companies and represents about three-quarters of the U.S. stock market’s value. Stocks of every style and from every industry sector are represented.

Over the period, large-capitalization stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts. Seven of the 11 sectors recorded negative returns.

Financial stocks were among those that detracted the most from the portfolio’s performance. While interest rates have risen from their rock-bottom lows in recent years, the expectation for aggressive hikes has moderated. This has curbed the appeal of banks and other financial companies that depend on interest. Asset managers and other investment firms were also hurt by the market’s fourth-quarter swoon.

Industrials, energy, and materials companies absorbed double-digit declining returns over the period. Falling oil prices set back energy firms in particular. The only sectors with positive results were health care, information technology, consumer discretionary, and utilities— which serves as a safe haven when the broad market turns more volatile.

Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•             Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•             Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$930.97	$0.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1   The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	-4.51%	8.35%	12.97%	$33,865
S&P 500 Index	-4.38	8.49	13.12	34,304
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

See Financial Highlights for dividend and capital gains information.

Equity Index Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	10.1%
Consumer Discretionary	9.9
Consumer Staples	7.4
Energy	5.3
Financials	13.4
Health Care	15.6
Industrials	9.2
Information Technology	20.1
Materials	2.7
Real Estate	3.0
Utilities	3.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Shares	Market Value• ($000)
Common Stocks (99.5%)[1]
Communication Services (10.1%)
*	Alphabet Inc. Class C	71,891	74,451
*	Facebook Inc. Class A	560,556	73,483
*	Alphabet Inc. Class A	69,679	72,812
	Verizon Communications Inc.	964,528	54,226
	AT&T Inc.	1,696,933	48,430
	Walt Disney Co.	347,073	38,057
	Comcast Corp. Class A	1,058,570	36,044
*	Netflix Inc.	101,645	27,206
	Twenty-First Century Fox Inc. Class A	246,771	11,875
*	Charter Communications Inc. Class A	41,120	11,718
	Activision Blizzard Inc.	177,910	8,285
*	Electronic Arts Inc.	70,360	5,552
	Twenty-First Century Fox Inc.	113,157	5,407
*	Twitter Inc.	168,400	4,840
	Omnicom Group Inc.	52,115	3,817
	CBS Corp. Class B	79,890	3,493
	CenturyLink Inc.	221,297	3,353
*	Take-Two Interactive Software Inc.	26,500	2,728
	Viacom Inc. Class B	82,226	2,113
*	Discovery Communications Inc.	82,728	1,909
	Interpublic Group of Cos. Inc.	89,903	1,855
*	DISH Network Corp. Class A	53,459	1,335
	News Corp. Class A	112,823	1,280
*	TripAdvisor Inc.	23,617	1,274
*	Discovery Communications Inc. Class A	37,518	928
	News Corp. Class B	5,000	58
			496,529
Consumer Discretionary (9.9%)
*	Amazon.com Inc.	95,852	143,967
	Home Depot Inc.	263,352	45,249
	McDonald’s Corp.	179,704	31,910
	NIKE Inc. Class B	297,078	22,025
	Starbucks Corp.	289,302	18,631
*	Booking Holdings Inc.	10,809	18,618
	Lowe’s Cos. Inc.	187,301	17,299
	TJX Cos. Inc.	288,350	12,901
	General Motors Co.	305,927	10,233
	Target Corp.	121,704	8,043
	Ross Stores Inc.	87,252	7,259
	Marriott International Inc. Class A	66,021	7,167
	Ford Motor Co.	913,281	6,987
	Yum! Brands Inc.	72,927	6,703
	Dollar General Corp.	61,288	6,624
*	O’Reilly Automotive Inc.	18,657	6,424
*	eBay Inc.	211,071	5,925
	VF Corp.	75,968	5,420
*	Dollar Tree Inc.	55,587	5,021
*	AutoZone Inc.	5,952	4,990
	Hilton Worldwide Holdings Inc.	69,295	4,975
	Carnival Corp.	93,525	4,611
	Royal Caribbean Cruises Ltd.	39,892	3,901
	Aptiv plc	61,419	3,782
	Genuine Parts Co.	34,218	3,286
*	Ulta Beauty Inc.	13,133	3,215
	Expedia Group Inc.	27,717	3,122
	Darden Restaurants Inc.	29,049	2,901
	Best Buy Co. Inc.	54,615	2,892
	MGM Resorts International	116,210	2,819
	DR Horton Inc.	80,027	2,774
	Lennar Corp. Class A	69,429	2,718
	Advance Auto Parts Inc.	16,976	2,673
*	CarMax Inc.	41,087	2,577
	Kohl’s Corp.	38,451	2,551
*	Chipotle Mexican Grill Inc. Class A	5,676	2,451
	Tractor Supply Co.	28,446	2,374
	Tapestry Inc.	67,961	2,294
	Wynn Resorts Ltd.	22,655	2,241
	Hasbro Inc.	26,990	2,193
*	Norwegian Cruise Line Holdings Ltd.	50,954	2,160
	Macy’s Inc.	71,423	2,127
	Tiffany & Co.	25,207	2,029
	Newell Brands Inc.	99,335	1,847
	Garmin Ltd.	28,015	1,774
*	LKQ Corp.	73,618	1,747
*	Mohawk Industries Inc.	14,688	1,718
	PVH Corp.	18,405	1,711
	BorgWarner Inc.	48,150	1,673
	Whirlpool Corp.	14,815	1,583
	PulteGroup Inc.	60,275	1,567
	Foot Locker Inc.	26,978	1,435
	Ralph Lauren Corp. Class A	13,279	1,374
	L Brands Inc.	52,783	1,355
*	Michael Kors Holdings Ltd.	34,559	1,310
	Gap Inc.	49,909	1,286
	Harley-Davidson Inc.	37,536	1,281
	Nordstrom Inc.	26,546	1,237
	H&R Block Inc.	48,018	1,218
	Goodyear Tire & Rubber Co.	55,141	1,125
	Leggett & Platt Inc.	30,044	1,077
	Hanesbrands Inc.	82,535	1,034
*,^	Mattel Inc.	79,158	791
*,^	Under Armour Inc. Class A	42,867	757
*	Under Armour Inc. Class C	44,552	720
	Lennar Corp. Class B	1,031	32
			487,714
Consumer Staples (7.4%)
	Procter & Gamble Co.	581,661	53,466
	Coca-Cola Co.	894,978	42,377
	PepsiCo Inc.	329,100	36,359
	Walmart Inc.	331,908	30,917
	Philip Morris International Inc.	362,446	24,197
	Altria Group Inc.	438,094	21,638
	Costco Wholesale Corp.	102,172	20,813
	Mondelez International Inc. Class A	338,842	13,564
	Walgreens Boots Alliance Inc.	187,435	12,807
	Colgate-Palmolive Co.	202,372	12,045
	Kimberly-Clark Corp.	80,812	9,208
	Sysco Corp.	111,608	6,993
	Estee Lauder Cos. Inc. Class A	51,268	6,670
	Kraft Heinz Co.	144,920	6,237
	Constellation Brands Inc. Class A	38,772	6,235
	General Mills Inc.	138,814	5,405
	Archer-Daniels-Midland Co.	130,812	5,359
	Kroger Co.	185,938	5,113
*	Monster Beverage Corp.	93,066	4,581
	Clorox Co.	29,687	4,576
	McCormick & Co. Inc.	28,365	3,950
	Church & Dwight Co. Inc.	57,388	3,774
	Tyson Foods Inc. Class A	68,718	3,670
	Hershey Co.	32,790	3,514
	Kellogg Co.	59,018	3,365
	Hormel Foods Corp.	63,620	2,715
	Lamb Weston Holdings Inc.	34,000	2,501
	JM Smucker Co.	26,395	2,468
	Molson Coors Brewing Co. Class B	43,660	2,452
	Conagra Brands Inc.	113,274	2,420
	Brown-Forman Corp. Class B	39,010	1,856
*	Campbell Soup Co.	44,816	1,479
	Coty Inc. Class A	104,188	684
			363,408
Energy (5.3%)
	Exxon Mobil Corp.	988,305	67,392
	Chevron Corp.	445,537	48,470
	ConocoPhillips	268,487	16,740
	EOG Resources Inc.	135,130	11,785
	Schlumberger Ltd.	323,075	11,657
	Occidental Petroleum Corp.	175,945	10,799
	Marathon Petroleum Corp.	161,154	9,510
	Phillips 66	99,040	8,532
	Valero Energy Corp.	98,935	7,417
	Kinder Morgan Inc.	442,884	6,812
	Williams Cos. Inc.	285,129	6,287
	Halliburton Co.	204,649	5,440
	Pioneer Natural Resources Co.	39,747	5,227
	ONEOK Inc.	96,012	5,180
	Anadarko Petroleum Corp.	117,609	5,156
*	Concho Resources Inc.	46,718	4,802
	Diamondback Energy Inc.	35,888	3,327
	Marathon Oil Corp.	194,183	2,785

Equity Index Portfolio

		Shares	Market Value• ($000)
	Baker Hughes a GE Co. Class A	119,735	2,574
	Devon Energy Corp.	109,123	2,460
	Hess Corp.	59,443	2,407
	Apache Corp.	87,989	2,310
	National Oilwell Varco Inc.	89,422	2,298
	Cabot Oil & Gas Corp.	99,824	2,231
	Noble Energy Inc.	111,072	2,084
	TechnipFMC plc	98,910	1,937
	HollyFrontier Corp.	37,000	1,891
	Cimarex Energy Co.	22,106	1,363
	Helmerich & Payne Inc.	25,128	1,205
*	Newfield Exploration Co.	45,938	673
			260,751
Financials (13.3%)
*	Berkshire Hathaway Inc. Class B	422,557	86,278
	JPMorgan Chase & Co.	776,109	75,764
	Bank of America Corp.	2,131,290	52,515
	Wells Fargo & Co.	988,850	45,566
	Citigroup Inc.	569,365	29,641
	US Bancorp	353,882	16,172
	CME Group Inc.	83,435	15,696
	American Express Co.	163,142	15,551
	Chubb Ltd.	107,732	13,917
	Goldman Sachs Group Inc.	80,706	13,482
	PNC Financial Services Group Inc.	107,496	12,567
	Morgan Stanley	304,916	12,090
	Charles Schwab Corp.	280,061	11,631
	BlackRock Inc.	28,338	11,132
	Intercontinental Exchange Inc.	132,925	10,013
	Bank of New York Mellon Corp.	212,368	9,996
	S&P Global Inc.	58,534	9,947
	MetLife Inc.	230,268	9,455
	Marsh & McLennan Cos. Inc.	117,871	9,400
	Capital One Financial Corp.	110,477	8,351
	Progressive Corp.	135,879	8,198
	Aon plc	56,186	8,167
	American International Group Inc.	206,260	8,129
	Aflac Inc.	177,728	8,097
	Prudential Financial Inc.	96,365	7,859
	BB&T Corp.	179,387	7,771
	Travelers Cos. Inc.	61,851	7,407
	Allstate Corp.	80,484	6,650
*	Berkshire Hathaway Inc. Class A	21	6,426
	State Street Corp.	88,400	5,575
	Moody’s Corp.	38,840	5,439
	SunTrust Banks Inc.	104,631	5,278
	T. Rowe Price Group Inc.	56,139	5,183
	M&T Bank Corp.	32,759	4,689
	Discover Financial Services	78,443	4,627
	Willis Towers Watson plc	30,230	4,591
	Northern Trust Corp.	51,647	4,317
	Hartford Financial Services Group Inc.	83,534	3,713
	Synchrony Financial	154,426	3,623
	Fifth Third Bancorp	153,114	3,603
	KeyCorp	241,082	3,563
	Ameriprise Financial Inc.	32,514	3,393
	Citizens Financial Group Inc.	109,267	3,248
	Regions Financial Corp.	241,212	3,227
	Arthur J Gallagher & Co.	42,874	3,160
	MSCI Inc. Class A	20,500	3,022
	Huntington Bancshares Inc.	248,860	2,966
	Loews Corp.	64,327	2,928
	Cincinnati Financial Corp.	35,415	2,742
	Principal Financial Group Inc.	61,764	2,728
*	First Republic Bank	30,685	2,667
	Comerica Inc.	37,999	2,610
	E*TRADE Financial Corp.	58,853	2,582
	Cboe Global Markets Inc.	26,097	2,553
	Lincoln National Corp.	49,650	2,548
*	SVB Financial Group	12,500	2,374
	Raymond James Financial Inc.	29,992	2,232
	Nasdaq Inc.	26,617	2,171
	Everest Re Group Ltd.	9,446	2,057
	Franklin Resources Inc.	69,124	2,050
	Zions Bancorp NA	44,695	1,821
	Torchmark Corp.	23,934	1,784
	Invesco Ltd.	94,754	1,586
	Unum Group	50,723	1,490
	People’s United Financial Inc.	89,725	1,295
	Affiliated Managers Group Inc.	12,408	1,209
	Jefferies Financial Group Inc.	65,714	1,141
	Assurant Inc.	12,087	1,081
*	Brighthouse Financial Inc.	27,460	837
			655,571
Health Care (15.5%)
	Johnson & Johnson	625,754	80,754
	Pfizer Inc.	1,349,164	58,891
	UnitedHealth Group Inc.	224,686	55,974
	Merck & Co. Inc.	606,942	46,376
	AbbVie Inc.	350,727	32,333
	Abbott Laboratories	409,492	29,619
	Amgen Inc.	148,546	28,917
	Medtronic plc	313,647	28,529
	Eli Lilly & Co.	219,809	25,436
	Thermo Fisher Scientific Inc.	93,839	21,000
	Bristol-Myers Squibb Co.	380,542	19,781
	CVS Health Corp.	301,507	19,755
	Gilead Sciences Inc.	301,644	18,868
*	Cigna Corp.	88,748	16,855
	Anthem Inc.	60,258	15,826
	Danaher Corp.	143,792	14,828
*	Biogen Inc.	46,988	14,140
	Becton Dickinson and Co.	62,565	14,097
*	Intuitive Surgical Inc.	26,687	12,781
*	Boston Scientific Corp.	322,662	11,403
	Stryker Corp.	72,385	11,346
*	Celgene Corp.	164,080	10,516
*	Illumina Inc.	34,232	10,267
	Allergan plc	73,878	9,874
*	Vertex Pharmaceuticals Inc.	59,585	9,874
	Zoetis Inc.	112,179	9,596
	Humana Inc.	32,014	9,171
	HCA Healthcare Inc.	62,648	7,796
	Baxter International Inc.	115,293	7,589
*	Edwards Lifesciences Corp.	48,722	7,463
*	Regeneron Pharmaceuticals Inc.	18,083	6,754
*	Centene Corp.	47,903	5,523
*	Alexion Pharmaceuticals Inc.	52,003	5,063
	McKesson Corp.	45,574	5,035
	Agilent Technologies Inc.	74,231	5,008
	Zimmer Biomet Holdings Inc.	47,515	4,928
*	IQVIA Holdings Inc.	36,857	4,282
*	Cerner Corp.	77,076	4,042
	ResMed Inc.	33,227	3,784
*	IDEXX Laboratories Inc.	20,170	3,752
*	Align Technology Inc.	17,000	3,560
*	ABIOMED Inc.	10,500	3,413
*	Waters Corp.	17,707	3,340
*	Mettler-Toledo International Inc.	5,868	3,319
*	Mylan NV	120,132	3,292
	Cardinal Health Inc.	69,469	3,098
*	Laboratory Corp. of America Holdings	23,578	2,979
	Cooper Cos. Inc.	11,457	2,916
*	Henry Schein Inc.	35,500	2,787
*	WellCare Health Plans Inc.	11,700	2,762
	AmerisourceBergen Corp. Class A	36,706	2,731
	Quest Diagnostics Inc.	31,580	2,630
*	Incyte Corp.	41,206	2,620
*	Hologic Inc.	62,815	2,582
*	Varian Medical Systems Inc.	21,272	2,410
	Universal Health Services Inc. Class B	19,852	2,314
	PerkinElmer Inc.	26,756	2,102
	Dentsply Sirona Inc.	51,404	1,913
*	DaVita Inc.	29,304	1,508
*	Nektar Therapeutics Class A	39,900	1,311
	Perrigo Co. plc	29,126	1,129
			762,542
Industrials (9.1%)
	Boeing Co.	123,175	39,724
	3M Co.	135,796	25,875
	Union Pacific Corp.	171,766	23,743
	Honeywell International Inc.	173,763	22,958
	United Technologies Corp.	189,282	20,155
	Caterpillar Inc.	137,633	17,489
	United Parcel Service Inc. Class B	162,121	15,812
	General Electric Co.	2,027,977	15,352
	Lockheed Martin Corp.	57,666	15,099
	CSX Corp.	187,056	11,622
	Deere & Co.	75,040	11,194
	General Dynamics Corp.	64,952	10,211
	Raytheon Co.	66,410	10,184
	Northrop Grumman Corp.	40,446	9,905
*	Norfolk Southern Corp.	63,461	9,490
	FedEx Corp.	56,425	9,103
	Illinois Tool Works Inc.	71,100	9,008
	Emerson Electric Co.	146,010	8,724
	Waste Management Inc.	91,535	8,146
	Delta Air Lines Inc.	145,332	7,252
	Eaton Corp. plc	101,177	6,947
	Roper Technologies Inc.	24,147	6,436
	Johnson Controls International plc	215,532	6,391
	Southwest Airlines Co.	117,989	5,484
	Ingersoll-Rand plc	57,179	5,216
	PACCAR Inc.	81,730	4,670
	Fortive Corp.	68,420	4,629
	Parker-Hannifin Corp.	30,912	4,610
	Cummins Inc.	34,384	4,595
*	United Continental Holdings Inc.	53,227	4,457
	Rockwell Automation Inc.	28,156	4,237
	Stanley Black & Decker Inc.	35,227	4,218
*	Verisk Analytics Inc. Class A	38,272	4,173
*	IHS Markit Ltd.	83,507	4,006
*	TransDigm Group Inc.	11,328	3,852
	Harris Corp.	27,359	3,684
	Republic Services Inc. Class A	50,802	3,662
	AMETEK Inc.	54,004	3,656

Equity Index Portfolio

		Shares	Market Value• ($000)
	Fastenal Co.	66,868	3,497
	Cintas Corp.	20,150	3,385
	L3 Technologies Inc.	18,381	3,192
	American Airlines Group Inc.	95,708	3,073
	WW Grainger Inc.	10,664	3,011
	Xylem Inc.	41,848	2,792
	Expeditors International of Washington Inc.	40,490	2,757
	CH Robinson Worldwide Inc.	31,882	2,681
	Equifax Inc.	28,220	2,628
	Textron Inc.	56,490	2,598
	Dover Corp.	34,154	2,423
*	Copart Inc.	47,900	2,289
	Kansas City Southern	23,857	2,277
	Masco Corp.	70,755	2,069
*	United Rentals Inc.	19,558	2,005
	Nielsen Holdings plc	82,445	1,923
	Huntington Ingalls Industries Inc.	10,000	1,903
	Snap-on Inc.	13,036	1,894
	JB Hunt Transport Services Inc.	20,280	1,887
	Allegion plc	22,193	1,769
	Alaska Air Group Inc.	28,714	1,747
	Arconic Inc.	99,459	1,677
	Robert Half International Inc.	28,539	1,632
	Jacobs Engineering Group Inc.	27,672	1,618
	AO Smith Corp.	33,164	1,416
	Pentair plc	37,474	1,416
	Fortune Brands Home & Security Inc.	33,033	1,255
	Rollins Inc.	34,050	1,229
	Flowserve Corp.	30,244	1,150
	Fluor Corp.	32,376	1,042
	Quanta Services Inc.	34,194	1,029
			451,233
Information Technology (20.0%)
	Microsoft Corp.	1,803,061	183,137
	Apple Inc.	1,051,784	165,908
	Visa Inc. Class A	410,315	54,137
	Intel Corp.	1,065,439	50,001
	Cisco Systems Inc.	1,050,146	45,503
	Mastercard Inc. Class A	212,150	40,022
	Oracle Corp.	594,194	26,828
*	Adobe Inc.	113,865	25,761
	Broadcom Inc.	96,414	24,516
*	salesforce.com Inc.	178,420	24,438
	International Business Machines Corp.	211,878	24,084
*	PayPal Holdings Inc.	274,774	23,106
	Texas Instruments Inc.	223,969	21,165
	Accenture plc Class A	148,564	20,949
	NVIDIA Corp.	142,206	18,984
	QUALCOMM Inc.	282,649	16,086
	Automatic Data Processing Inc.	102,033	13,379
	Intuit Inc.	60,559	11,921
	Cognizant Technology Solutions Corp. Class A	135,144	8,579
*	Micron Technology Inc.	261,198	8,288
	Fidelity National Information Services Inc.	76,374	7,832
	HP Inc.	369,640	7,563
	Applied Materials Inc.	229,504	7,514
	Analog Devices Inc.	86,212	7,400
*	Red Hat Inc.	41,268	7,248
*	Fiserv Inc.	92,790	6,819
*	Autodesk Inc.	51,071	6,568
	TE Connectivity Ltd.	79,979	6,049
	Amphenol Corp. Class A	70,200	5,688
	Corning Inc.	186,588	5,637
	Xilinx Inc.	58,997	5,025
	Lam Research Corp.	36,125	4,919
	Paychex Inc.	74,499	4,854
	Motorola Solutions Inc.	38,222	4,397
	Hewlett Packard Enterprise Co.	332,040	4,386
^	Microchip Technology Inc.	55,007	3,956
*	FleetCor Technologies Inc.	20,700	3,844
	Global Payments Inc.	36,905	3,806
*	Advanced Micro Devices Inc.	205,781	3,799
*	VeriSign Inc.	24,750	3,670
	NetApp Inc.	58,773	3,507
	DXC Technology Co.	65,462	3,481
	Maxim Integrated Products Inc.	64,478	3,279
	KLA-Tencor Corp.	35,693	3,194
	Total System Services Inc.	39,148	3,182
	Citrix Systems Inc.	29,796	3,053
*	Synopsys Inc.	34,722	2,925
*	Cadence Design Systems Inc.	65,461	2,846
	Symantec Corp.	149,652	2,828
*	ANSYS Inc.	19,548	2,794
	Skyworks Solutions Inc.	41,387	2,774
*	Keysight Technologies Inc.	43,700	2,713
*	Gartner Inc.	21,197	2,710
	Broadridge Financial Solutions Inc.	27,100	2,608
*	Arista Networks Inc.	12,200	2,571
	Western Digital Corp.	67,398	2,492
*	Fortinet Inc.	33,800	2,380
*	Akamai Technologies Inc.	38,252	2,336
	Seagate Technology plc	60,450	2,333
*	F5 Networks Inc.	14,106	2,286
	Jack Henry & Associates Inc.	18,000	2,277
	Juniper Networks Inc.	80,371	2,163
*	Qorvo Inc.	29,149	1,770
	Western Union Co.	103,485	1,765
	Alliance Data Systems Corp.	11,005	1,652
	FLIR Systems Inc.	32,063	1,396
	Xerox Corp.	47,886	946
*	IPG Photonics Corp.	8,300	940
			986,967
Materials (2.7%)
	DowDuPont Inc.	535,006	28,612
	Linde plc	128,434	20,041
	Ecolab Inc.	59,575	8,778
	Air Products & Chemicals Inc.	51,135	8,184
	Sherwin-Williams Co.	19,193	7,552
	LyondellBasell Industries NV Class A	73,396	6,104
	PPG Industries Inc.	56,075	5,733
	Newmont Mining Corp.	124,381	4,310
	International Paper Co.	94,506	3,814
	Nucor Corp.	73,360	3,801
	Ball Corp.	78,944	3,630
	Freeport-McMoRan Inc.	337,290	3,477
	International Flavors & Fragrances Inc.	23,597	3,168
	Vulcan Materials Co.	30,777	3,041
	Celanese Corp. Class A	31,200	2,807
	Martin Marietta Materials Inc.	14,534	2,498
	Mosaic Co.	82,943	2,423
	Eastman Chemical Co.	32,506	2,377
	CF Industries Holdings Inc.	53,765	2,339
	FMC Corp.	31,294	2,314
	Westrock Co.	59,540	2,248
	Albemarle Corp.	24,740	1,907
	Packaging Corp. of America	22,075	1,842
	Avery Dennison Corp.	20,128	1,808
	Sealed Air Corp.	36,796	1,282
			134,090
Real Estate (2.9%)
	American Tower Corp.	102,740	16,252
	Simon Property Group Inc.	72,398	12,162
	Crown Castle International Corp.	96,629	10,497
	Prologis Inc.	146,621	8,610
	Public Storage	34,969	7,078
	Equinix Inc.	18,774	6,619
	Welltower Inc.	87,431	6,069
	Equity Residential	85,804	5,664
	AvalonBay Communities Inc.	32,204	5,605
	Digital Realty Trust Inc.	48,141	5,129
	Ventas Inc.	83,297	4,880
	Realty Income Corp.	68,957	4,347
*	SBA Communications Corp. Class A	26,341	4,264
	Boston Properties Inc.	36,087	4,062
	Weyerhaeuser Co.	174,225	3,809
	Essex Property Trust Inc.	15,457	3,790
	HCP Inc.	111,931	3,126
*	CBRE Group Inc. Class A	74,116	2,968
	Alexandria Real Estate Equities Inc.	25,226	2,907
	Host Hotels & Resorts Inc.	173,518	2,893
	Extra Space Storage Inc.	29,382	2,658
	UDR Inc.	64,578	2,559
	Mid-America Apartment Communities Inc.	26,447	2,531
	Vornado Realty Trust	40,094	2,487
	Regency Centers Corp.	39,645	2,326
	Duke Realty Corp.	84,108	2,178
	Iron Mountain Inc.	66,969	2,170
	Federal Realty Investment Trust	17,198	2,030
	Apartment Investment & Management Co.	36,433	1,599
	SL Green Realty Corp.	20,054	1,586
	Kimco Realty Corp.	97,522	1,429
	Macerich Co.	24,377	1,055
			145,339
Utilities (3.3%)
	NextEra Energy Inc.	111,589	19,396
	Duke Energy Corp.	166,236	14,346
	Dominion Energy Inc.	152,910	10,927
	Southern Co.	240,092	10,545
	Exelon Corp.	226,223	10,203
	American Electric Power Co. Inc.	114,663	8,570
	Sempra Energy	63,811	6,904
	Public Service Enterprise Group Inc.	117,987	6,141
	Xcel Energy Inc.	119,740	5,899
	Consolidated Edison Inc.	72,567	5,548
	WEC Energy Group Inc.	73,702	5,105
	Eversource Energy	73,834	4,802
	PPL Corp.	167,969	4,758
	DTE Energy Co.	42,448	4,682
	Edison International	76,013	4,315
	FirstEnergy Corp.	113,102	4,247

Equity Index Portfolio

		Shares	Market Value• ($000)
	American Water Works Co. Inc.	42,085	3,820
	Ameren Corp.	57,011	3,719
	Entergy Corp.	42,393	3,649
	Evergy Inc.	61,400	3,486
	CenterPoint Energy Inc.	116,589	3,291
	CMS Energy Corp.	66,060	3,280
*	PG&E Corp.	121,125	2,877
	NRG Energy Inc.	67,974	2,692
*	Alliant Energy Corp.	55,453	2,343
	Pinnacle West Capital Corp.	26,357	2,246
	AES Corp.	153,970	2,226
	NiSource Inc.	84,051	2,131
	SCANA Corp.	33,151	1,584
			163,732
Total Common Stocks (Cost $3,488,104)			4,907,876
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market Liquidity Fund, 2.530%	248,264	24,826

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 2.423%, 4/11/19	600	596
4	United States Treasury Bill, 2.474%, 5/9/19	1,200	1,190
			1,786
Total Temporary Cash Investments (Cost $26,611)			26,612
Total Investments (100.0%) (Cost $3,514,715)			4,934,488

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	284
Receivables for Investment Securities Sold	1,482
Receivables for Accrued Income	5,727
Receivables for Capital Shares Issued	5,434
Variation Margin Receivable—Futures Contracts	209
Other Assets	20
Total Other Assets	13,156
Liabilities
Payables for Investment Securities Purchased	(5,779)
Collateral for Securities on Loan	(1,291)
Payables for Capital Shares Redeemed	(4,402)
Payables to Vanguard	(2,502)
Total Liabilities	(13,974)
Net Assets (100%)
Applicable to 129,744,811 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,933,670
Net Asset Value Per Share	$38.03

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,275,082
Total Distributable Earnings (Loss)	1,658,588
Net Assets	4,933,670

•     See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,252,000.

1   The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2   Includes $1,291,000 of collateral received for securities on loan.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Securities with a value of $1,637,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	March 2019	206		25,804	300

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends	110,745
Interest[1]	360
Securities Lending—Net	24
Total Income	111,129
Expenses
The Vanguard Group—Note B
Investment Advisory Services	808
Management and Administrative	5,825
Marketing and Distribution	708
Custodian Fees	31
Auditing Fees	77
Shareholders’ Reports	44
Trustees’ Fees and Expenses	4
Total Expenses	7,497
Net Investment Income	103,632
Realized Net Gain (Loss)
Investment Securities Sold[1]	138,300
Futures Contracts	499
Realized Net Gain (Loss)	138,799
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(473,943)
Futures Contracts	133
Change in Unrealized Appreciation (Depreciation)	(473,810)
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,379)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $330,000, ($8,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	103,632	87,861
Realized Net Gain (Loss)	138,799	85,733
Change in Unrealized Appreciation (Depreciation)	(473,810)	757,762
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,379)	931,356
Distributions
Net Investment Income	(88,315)	(85,191)
Realized Capital Gain[1]	(85,966)	(145,507)
Total Distributions	(174,281)	(230,698)
Capital Share Transactions
Issued	560,449	429,437
Issued in Lieu of Cash Distributions	174,281	230,698
Redeemed	(573,178)	(512,346)
Net Increase (Decrease) from Capital Share Transactions	161,552	147,789
Total Increase (Decrease)	(244,108)	848,447
Net Assets
Beginning of Period	5,177,778	4,329,331
End of Period	4,933,670	5,177,778

1   Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,110,000 and $3,181,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$41.17	$35.63	$33.25	$34.44	$31.50
Investment Operations
Net Investment Income	.804[1]	.699[1]	.704	.759[2]	.587
Net Realized and Unrealized Gain (Loss) on Investments	(2.556)	6.734	3.055	(.338)	3.522
Total from Investment Operations	(1.752)	7.433	3.759	.421	4.109
Distributions
Dividends from Net Investment Income	(.703)	(.699)	(.759)	(.569)	(.555)
Distributions from Realized Capital Gains	(.685)	(1.194)	(.620)	(1.042)	(.614)
Total Distributions	(1.388)	(1.893)	(1.379)	(1.611)	(1.169)
Net Asset Value, End of Period	$38.03	$41.17	$35.63	$33.25	$34.44

Total Return	-4.51%	21.66%	11.81%	1.27%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,934	$5,178	$4,329	$3,985	$3,784
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.85%	2.08%	2.31%[2]	1.88%
Portfolio Turnover Rate	5%	5%	7%	4%	7%

1   Calculated based on average shares outstanding.

2   Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Notes to Financial Statements

Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the

Equity Index Portfolio

event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $284,000, representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,907,876	—	—
Temporary Cash Investments	24,826	1,786	—
Futures Contracts—Assets[1]	209	—	—
Total	4,932,911	1,786	—

1   Represents variation margin on the last day of the reporting period.

Equity Index Portfolio

D.      Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	108,341
Undistributed Long-Term Gains	132,648
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,419,773

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,514,715
Gross Unrealized Appreciation	1,872,732
Gross Unrealized Depreciation	(452,959)
Net Unrealized Appreciation (Depreciation)	1,419,773

E.      During the year ended December 31, 2018, the portfolio purchased $352,550,000 of investment securities and sold $258,671,000 of investment securities, other than temporary cash investments.

F.       Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	13,586	11,409
Issued in Lieu of Cash Distributions	4,242	6,442
Redeemed	(13,844)	(13,593)
Net Increase (Decrease) in Shares Outstanding	3,984	4,258

At December 31, 2018, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Total Stock Market Index Portfolio), were each the record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 64%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G.     Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $83,856,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 94.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Global Bond Index Portfolio

The Global Bond Index Portfolio of Vanguard Variable Insurance Fund returned 0.78% during the 12 months ended December 31, 2018, its first full calendar year of operation.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio performed in line with the 0.89% return of its benchmark, a composite of two broad indexes. The Bloomberg Barclays U.S. Aggregate Float Adjusted Index tracks the domestic market of taxable, investment-grade bonds and accounts for 70% of the composite index. The Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) tracks investment-grade bonds outside the United States, and accounts for 30% of the composite index. This index includes bonds denominated in local currencies, but we seek to limit exchange-rate risk by hedging nearly all investments back to the U.S. dollar.

The portfolio is highly diversified and is structured as a fund of funds. It obtains exposure to U.S. and international bonds by investing in two underlying portfolios— the Total Bond Market Index Portfolio of Vanguard Variable Insurance Fund and Vanguard Total International Bond Index Fund. The underlying portfolios track the indexes described above.

The Global Bond Index Portfolio’s 30-day SEC yield, one approximation of its income-generating potential, started and ended the year at 1.99%. In between it reached a high of 2.35% and a low of 1.97%.

A period of rising yields and some bouts of volatility

The U.S. economy continued to expand throughout the period, boosted by tax cuts and increased federal government spending. The labor market remained robust: The unemployment rate finished 2018 at 3.9% after dipping to an almost 50-year low. Amid some improvement in wage gains, inflation moved up to hover near the Federal Reserve’s target of 2%.

Given this backdrop, the Fed raised its target range for short-term interest rates four times over the year, pushing it a full percentage point higher to 2.25%–2.5%. The Fed also continued trimming the assets on its balance sheet—a second way of normalizing credit conditions a decade after the global financial crisis. Fed action drove short-term bond yields significantly higher. The yield of the 2-year U.S. Treasury note, for example, finished the period 61 basis points higher at 2.49%. (A basis point is one one-hundredth of a percentage point.)

Longer-term yields also rose amid escalating trade tensions, political uncertainties in Europe, and questions about the pace of growth at home and abroad. The yield of the 10-year U.S. Treasury note surged above 3% toward the end of the year but finished up only 27 basis points at 2.68%.

High-quality and short-dated securities held up best

U.S. Treasuries, which make up a little more than 40% of the investment-grade U.S. bond market, returned 0.9%. Long-term Treasuries returned –1.8%, but intermediate- and short-term Treasuries gained ground. Government mortgage-backed securities did a little better than Treasuries as a whole. With investors turning more cautious, investment-grade corporate bonds returned –2.5% over the period and their marginal average yields above those of Treasuries widened. In terms of credit quality, lower-rated bonds fared worse than higher-rated issues. And by sector, bonds issued by financial institutions held up better than those of utilities and industrial companies. Overall, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, returned –0.1% in 2018.

Developed international bond markets delivered gains

Results were better for non-U.S. bonds, as measured by the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), which returned 3.2%. Underlying this result were generally positive returns from developed international markets but negative returns from emerging markets.

In Japan, home to one of the world’s largest bond markets, six consecutive quarters of tepid economic growth, from mid-2016 through 2017, gave way to fresh contractions. The production of goods and services declined in two of the first three quarters of 2018, and policymakers main-tained their zero interest rate target. The yield of the benchmark 10-year government bond caused a minor stir when it climbed above 0.1% for a few months.

In Europe, euro zone growth momentum slowed while political uncertainty and weakening business confidence led to risk-off market sentiment. The European Central Bank left its interest rate targets unchanged, and was expected to hold rates at current levels through the summer of 2019. The bank’s Governing Council ended its financial-asset purchase program in December, citing domestic demand. In the United Kingdom, the Bank of England maintained rates at 0.75% as economic growth hovered around 0.5%, annualized, amid ongoing uncertainty around Brexit negotiations.

Emerging bond markets faced challenging conditions in 2018. Increased market volatility and a broader risk-off sentiment translated into negative returns in three of the year’s quarters and considerable outflows from the sector. The Bloomberg Barclays USD Emerging Markets Government RIC Capped Index returned –2.6% for the full 12 months.

Global Bond Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•             Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•             Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Bond Index Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,016.20	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1   The calculations are based on the Global Bond Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Global Bond Index Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Global Bond Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2018		of a $10,000
	One Year	Since Inception[1]	Investment
Global Bond Index Portfolio	0.78%	0.48%	$10,063
Global Bond Composite Index[2]	0.89	0.55	10,073

1   September 7, 2017.

2   Weighted 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). See Financial Highlights for dividend and capital gains information.

Global Bond Index Portfolio

Allocation to Underlying Funds

As of December 31, 2018

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	70.0%
Vanguard Total International Bond
Index Fund Admiral Shares	30.0

Global Bond Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Fund (70.0%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	9,887,272	114,099

International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	2,250,583	48,815
Total Investment Companies (Cost $163,603)		162,914
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.530% (Cost $1)	2	1
Total Investments (100.0%) (Cost $163,604)		162,915
Other Assets and Liabilities (0.0%)
Other Assets		468
Liabilities		(545)
		(77)
Net Assets (100%)
Applicable to 8,114,141 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		162,838
Net Asset Value Per Share		$20.07

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	162,915
Receivables for Capital Shares Issued	434
Other Assets	34
Total Assets	163,383
Liabilities
Payables for Investment Securities Purchased	(478)
Payables for Capital Shares Redeemed	(67)
Total Liabilities	(545)
Net Assets	162,838

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	160,613
Total Distributable Earnings (Loss)	2,225
Net Assets	162,838

•     See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	2,690
Net Investment Income—Note B	2,690
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	118
Affiliated Investment Securities Sold	108
Realized Net Gain (Loss)	226
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(577)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,339

Statement of Changes in Net Assets

		September 7,
	Year Ended	2017[1] to
	December 31,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,690	221
Realized Net Gain (Loss)	226	18
Change in Unrealized Appreciation (Depreciation)	(577)	(112)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,339	127
Distributions
Net Investment Income	(223)	—
Realized Capital Gain[2]	(18)	—
Total Distributions	(241)	—
Capital Share Transactions
Issued	113,308	54,901
Issued in Lieu of Cash Distributions	240	—
Redeemed	(7,418)	(418)
Net Increase (Decrease) from Capital Share Transactions	106,130	54,483
Total Increase (Decrease)	108,228	54,610
Net Assets
Beginning of Period	54,610	—
End of Period	162,838	54,610

1   Inception.

2   Includes fiscal 2018 and 2017 short-term gain distributions totaling $18,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Financial Highlights

	Year	Sept. 7,
	Ended	2017[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$19.97	$20.00
Investment Operations
Net Investment Income[2]	.462	.164
Capital Gain Distributions Received[2]	.020	—
Net Realized and Unrealized Gain (Loss) on Investments	(.327)	(.194)
Total from Investment Operations	.155	(.030)
Distributions
Dividends from Net Investment Income	(.051)	—
Distributions from Realized Capital Gains	(.004)	—
Total Distributions	(.055)	—
Net Asset Value, End of Period	$20.07	$19.97

Total Return	0.78%	-0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$163	$55
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	2.34%	2.59%[3]
Portfolio Turnover Rate	10%	8%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

Notes to Financial Statements

Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in VVIF Total Bond Market Index Portfolio. The accompanying financial statements of VVIF Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2017–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

Global Bond Index Portfolio

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the year ended December 31, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,796
Undistributed Long-Term Gains	118
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(689)

Global Bond Index Portfolio

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	163,604
Gross Unrealized Appreciation	876
Gross Unrealized Depreciation	(1,565)
Net Unrealized Appreciation (Depreciation)	(689)

E.  Capital shares issued and redeemed were:

	Year Ended	September 7, 2017[1] to
	December 31, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	5,742	2,756
Issued in Lieu of Cash Distributions	12	—
Redeemed	(375)	(21)
Net Increase (Decrease) in Shares Outstanding	5,379	2,735

1 Inception.

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds	Realized					Dec. 31,
	2017		from	Net		Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain		Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss	)	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	339	NA1	NA1	—		(1)	1	—	1
Vanguard Total
International Bond
Index Fund	16,354	36,766	4,200	38		(143)	1,296	—	48,815
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	38,191	83,897	7,626	70		(433)	1,393	118	114,099
Total	54,884	120,663	11,826	108		(577)	2,690	118	162,915

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Global Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Global Bond Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Global Bond Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for the year ended December 31, 2018 and for the period September 7, 2017 (inception) through December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2018 and for the period September 7, 2017 (inception) through December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $0 and foreign taxes paid of $0. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Global Bond Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Bond Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Bond Index Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Bond Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Bond Index Portfolio or the owners of the Global Bond Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Bond Index Portfolio. Investors acquire the Global Bond Index Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Bond Index Portfolio. The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Bond Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Bond Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL BOND INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved

Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio returned –0.21% for the 12 months ended December 31, 2018. After taking expenses into account, the portfolio’s performance was roughly in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, which returned –0.08%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield ended the period at 3.16%, up from 2.44% a year earlier.

A period of rising yields and some bouts of volatility

Macroeconomic fundamentals were positive throughout the period. The U.S. economy continued to expand, boosted by tax cuts enacted at the end of 2017 and by congressional approval in March to increase federal government spending. The labor market remained robust: The unemployment rate finished the period at 3.9% after dipping to an almost 50-year low. Amid some improvement in wage gains, inflation rose to hover near the Federal Reserve’s target of 2%.

Given this backdrop, the Fed raised rates four times over the year, which pushed its fed funds target range a full percentage point higher to 2.25%–2.5%. The Fed also continued trimming the assets on its balance sheet, with the pace increasing to $50 billion per month in the last quarter of the year.

Fed action drove short-term yields significantly higher. Although it declined in the fourth quarter, the yield of the 2-year U.S. Treasury note finished the 12-month period 61 basis points higher at 2.49%. (A basis point is one one-hundredth of a percentage point.)

Longer-term yields also ended the period higher. They were driven more by concerns such as the escalation in U.S. trade tensions with a number of countries including China, political uncertainties in Europe, and the pace of growth at home and abroad. The 10-year Treasury surged above 3% toward the end of the year but finished the period up only 27 basis points at 2.68%.

In this risk-off environment, the average spread in yield between investment-grade U.S. credit bonds and risk-free U.S. Treasuries widened.

High-quality and short-dated securities held up best

U.S. Treasuries, which make up a little more than 40% of the portfolio, returned 0.9%. Long-term Treasuries returned –1.8%, while intermediate- and short-term Treasuries posted positive performances. Government mortgage-backed securities did a little better than Treasuries as a whole.

With investors turning more cautious, investment-grade corporate bonds returned –2.5% over the period and their average yield spread versus Treasuries widened. Here, too, long-term bonds significantly underperformed their intermediate- and short-term counterparts. In terms of credit quality, lower-rated bonds fared worse than their higher-rated counterparts. And by sector, bonds issued by financial institutions held up better than those of utilities and industrial companies.

Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,015.85	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1   The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	-0.21%	2.39%	3.34%	$13,891
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index[1]	-0.08	2.50	3.49	14,095

1   Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio

Sector Diversification

As of December 31, 2018

Asset-Backed/Commercial Mortgage-Backed	2.4%
Finance	8.7
Foreign	5.2
Government Mortgage-Backed	22.1
Industrial	16.0
Treasury/Agency	43.1
Utilities	1.9
Other	0.6

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (65.0%)
U.S. Government Securities (41.3%)
	United States Treasury Note/Bond	8.125%	8/15/19	64	66
	United States Treasury Note/Bond	1.125%	12/31/19	6,000	5,911
	United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,242
	United States Treasury Note/Bond	1.875%	12/31/19	5,000	4,963
	United States Treasury Note/Bond	1.250%	1/31/20	424	418
	United States Treasury Note/Bond	1.375%	1/31/20	564	557
	United States Treasury Note/Bond	2.000%	1/31/20	100	99
	United States Treasury Note/Bond	1.375%	2/15/20	4,110	4,053
	United States Treasury Note/Bond	3.625%	2/15/20	6,175	6,241
	United States Treasury Note/Bond	8.500%	2/15/20	887	944
	United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,110
	United States Treasury Note/Bond	1.375%	2/29/20	7,494	7,389
	United States Treasury Note/Bond	2.250%	2/29/20	3,325	3,311
	United States Treasury Note/Bond	1.625%	3/15/20	2,605	2,576
	United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,796
	United States Treasury Note/Bond	1.375%	3/31/20	7,070	6,966
	United States Treasury Note/Bond	2.250%	3/31/20	2,889	2,877
	United States Treasury Note/Bond	1.500%	4/15/20	5,780	5,702
	United States Treasury Note/Bond	1.125%	4/30/20	7,175	7,039
	United States Treasury Note/Bond	1.375%	4/30/20	6,773	6,669
	United States Treasury Note/Bond	2.375%	4/30/20	1,188	1,185
	United States Treasury Note/Bond	1.500%	5/15/20	10,100	9,956
	United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,558
	United States Treasury Note/Bond	1.375%	5/31/20	4,300	4,230
	United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,442
	United States Treasury Note/Bond	2.500%	5/31/20	3,365	3,362
	United States Treasury Note/Bond	1.500%	6/15/20	5,980	5,890
	United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,095
	United States Treasury Note/Bond	1.875%	6/30/20	7,025	6,955
	United States Treasury Note/Bond	2.500%	6/30/20	3,270	3,267
	United States Treasury Note/Bond	1.500%	7/15/20	16,997	16,729
	United States Treasury Note/Bond	1.625%	7/31/20	5,194	5,120
	United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,399
	United States Treasury Note/Bond	2.625%	7/31/20	4,285	4,290
	United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,261
	United States Treasury Note/Bond	8.750%	8/15/20	8,425	9,241
	United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,790
	United States Treasury Note/Bond	2.125%	8/31/20	967	960
	United States Treasury Note/Bond	2.625%	8/31/20	7,097	7,106
	United States Treasury Note/Bond	1.375%	9/15/20	9,434	9,254
	United States Treasury Note/Bond	2.000%	9/30/20	597	592
	United States Treasury Note/Bond	2.750%	9/30/20	5,662	5,683
	United States Treasury Note/Bond	1.625%	10/15/20	4,575	4,504
	United States Treasury Note/Bond	1.375%	10/31/20	6,831	6,692
	United States Treasury Note/Bond	1.750%	10/31/20	7,636	7,531
	United States Treasury Note/Bond	2.875%	10/31/20	5,565	5,600
	United States Treasury Note/Bond	1.750%	11/15/20	7,580	7,475
	United States Treasury Note/Bond	2.625%	11/15/20	2,290	2,294
	United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,494
	United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,496
	United States Treasury Note/Bond	2.750%	11/30/20	3,307	3,322
	United States Treasury Note/Bond	1.875%	12/15/20	3,470	3,429
	United States Treasury Note/Bond	1.750%	12/31/20	4,042	3,984
	United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,132
	United States Treasury Note/Bond	2.500%	12/31/20	111	111
	United States Treasury Note/Bond	2.000%	1/15/21	10,507	10,402
	United States Treasury Note/Bond	1.375%	1/31/21	6,706	6,553
	United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,139
	United States Treasury Note/Bond	2.250%	2/15/21	11,225	11,165
	United States Treasury Note/Bond	3.625%	2/15/21	5,863	5,999
	United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,310
	United States Treasury Note/Bond	1.125%	2/28/21	580	563
	United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,008
	United States Treasury Note/Bond	2.375%	3/15/21	14,122	14,084
	United States Treasury Note/Bond	1.250%	3/31/21	11,715	11,404
	United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,400
	United States Treasury Note/Bond	2.375%	4/15/21	8,381	8,360
	United States Treasury Note/Bond	1.375%	4/30/21	650	634
	United States Treasury Note/Bond	2.250%	4/30/21	3,436	3,420
	United States Treasury Note/Bond	2.625%	5/15/21	19,719	19,781
	United States Treasury Note/Bond	3.125%	5/15/21	5,625	5,708
	United States Treasury Note/Bond	1.375%	5/31/21	5,426	5,286
	United States Treasury Note/Bond	2.000%	5/31/21	6,752	6,678
	United States Treasury Note/Bond	2.625%	6/15/21	10,023	10,056
	United States Treasury Note/Bond	1.125%	6/30/21	5,078	4,915
	United States Treasury Note/Bond	2.625%	7/15/21	16,405	16,467
	United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,199
	United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,389
	United States Treasury Note/Bond	2.125%	8/15/21	3,445	3,413
1	United States Treasury Note/Bond	2.750%	8/15/21	23,185	23,345
	United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,523
	United States Treasury Note/Bond	2.000%	8/31/21	8,250	8,148
	United States Treasury Note/Bond	2.750%	9/15/21	6,614	6,660
	United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,367
	United States Treasury Note/Bond	2.125%	9/30/21	1,775	1,758
	United States Treasury Note/Bond	2.875%	10/15/21	13,961	14,109
	United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,499
	United States Treasury Note/Bond	2.000%	10/31/21	4,420	4,363
	United States Treasury Note/Bond	2.000%	11/15/21	115	114
	United States Treasury Note/Bond	2.875%	11/15/21	1,233	1,247
	United States Treasury Note/Bond	8.000%	11/15/21	3,400	3,915
	United States Treasury Note/Bond	1.750%	11/30/21	7,992	7,832
	United States Treasury Note/Bond	1.875%	11/30/21	26	26
	United States Treasury Note/Bond	2.625%	12/15/21	5,105	5,129
	United States Treasury Note/Bond	2.000%	12/31/21	3,795	3,744
	United States Treasury Note/Bond	2.125%	12/31/21	3,528	3,493
	United States Treasury Note/Bond	1.500%	1/31/22	2,600	2,526
	United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,678
	United States Treasury Note/Bond	2.000%	2/15/22	235	232
	United States Treasury Note/Bond	1.750%	2/28/22	6,530	6,388
	United States Treasury Note/Bond	1.875%	2/28/22	5,015	4,925
	United States Treasury Note/Bond	1.750%	3/31/22	8,649	8,454
	United States Treasury Note/Bond	1.875%	3/31/22	5,215	5,118
	United States Treasury Note/Bond	1.750%	4/30/22	3,992	3,900
	United States Treasury Note/Bond	1.875%	4/30/22	3,822	3,749
	United States Treasury Note/Bond	1.750%	5/15/22	342	334
	United States Treasury Note/Bond	1.750%	5/31/22	5,115	4,994
	United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,539
	United States Treasury Note/Bond	1.750%	6/30/22	14,425	14,076
	United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,028
	United States Treasury Note/Bond	1.875%	7/31/22	2,967	2,906
	United States Treasury Note/Bond	2.000%	7/31/22	6,025	5,926
	United States Treasury Note/Bond	1.625%	8/15/22	169	164
	United States Treasury Note/Bond	7.250%	8/15/22	100	116
	United States Treasury Note/Bond	1.625%	8/31/22	5,905	5,728
	United States Treasury Note/Bond	1.875%	8/31/22	5,445	5,328
	United States Treasury Note/Bond	1.750%	9/30/22	9,437	9,188
	United States Treasury Note/Bond	1.875%	9/30/22	13,975	13,671
	United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,373

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.000%	10/31/22	6,456	6,341
	United States Treasury Note/Bond	1.625%	11/15/22	9,125	8,833
	United States Treasury Note/Bond	7.625%	11/15/22	40	47
	United States Treasury Note/Bond	2.000%	11/30/22	21,833	21,441
	United States Treasury Note/Bond	2.125%	12/31/22	10,051	9,909
	United States Treasury Note/Bond	1.750%	1/31/23	7,020	6,817
	United States Treasury Note/Bond	2.375%	1/31/23	2,430	2,419
	United States Treasury Note/Bond	2.000%	2/15/23	798	782
	United States Treasury Note/Bond	7.125%	2/15/23	1,690	1,992
	United States Treasury Note/Bond	1.500%	2/28/23	2,889	2,776
	United States Treasury Note/Bond	2.625%	2/28/23	1,261	1,268
	United States Treasury Note/Bond	1.500%	3/31/23	8,180	7,853
	United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,770
	United States Treasury Note/Bond	1.625%	4/30/23	215	207
	United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,536
	United States Treasury Note/Bond	1.750%	5/15/23	7,400	7,170
	United States Treasury Note/Bond	1.625%	5/31/23	7,175	6,912
	United States Treasury Note/Bond	2.750%	5/31/23	5,850	5,915
	United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,809
	United States Treasury Note/Bond	2.625%	6/30/23	5,398	5,426
	United States Treasury Note/Bond	1.250%	7/31/23	3,300	3,121
	United States Treasury Note/Bond	2.750%	7/31/23	1,930	1,950
	United States Treasury Note/Bond	2.500%	8/15/23	5,460	5,459
	United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,625
	United States Treasury Note/Bond	1.375%	8/31/23	10,235	9,730
	United States Treasury Note/Bond	2.750%	8/31/23	8,235	8,328
	United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,198
	United States Treasury Note/Bond	2.875%	9/30/23	4,309	4,379
	United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,599
	United States Treasury Note/Bond	2.875%	10/31/23	6,203	6,308
	United States Treasury Note/Bond	2.750%	11/15/23	10,086	10,198
	United States Treasury Note/Bond	2.125%	11/30/23	6,850	6,727
	United States Treasury Note/Bond	2.875%	11/30/23	1,069	1,088
	United States Treasury Note/Bond	2.250%	12/31/23	4,150	4,098
	United States Treasury Note/Bond	2.625%	12/31/23	7,250	7,290
	United States Treasury Note/Bond	2.250%	1/31/24	825	814
	United States Treasury Note/Bond	2.750%	2/15/24	8,210	8,300
	United States Treasury Note/Bond	2.125%	2/29/24	13,065	12,816
	United States Treasury Note/Bond	2.125%	3/31/24	9,000	8,823
	United States Treasury Note/Bond	2.000%	4/30/24	385	375
	United States Treasury Note/Bond	2.500%	5/15/24	9,960	9,944
	United States Treasury Note/Bond	2.000%	5/31/24	6,739	6,559
	United States Treasury Note/Bond	2.000%	6/30/24	11,655	11,338
	United States Treasury Note/Bond	2.125%	7/31/24	7,736	7,568
	United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,461
	United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,494
	United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,317
	United States Treasury Note/Bond	2.250%	10/31/24	7,630	7,505
	United States Treasury Note/Bond	2.250%	11/15/24	11,681	11,484
	United States Treasury Note/Bond	7.500%	11/15/24	25	32
	United States Treasury Note/Bond	2.125%	11/30/24	10,905	10,646
	United States Treasury Note/Bond	2.250%	12/31/24	1,645	1,616
	United States Treasury Note/Bond	2.500%	1/31/25	6,340	6,317
	United States Treasury Note/Bond	2.000%	2/15/25	8,625	8,343
	United States Treasury Note/Bond	2.750%	2/28/25	1,163	1,175
	United States Treasury Note/Bond	2.625%	3/31/25	9,536	9,564
	United States Treasury Note/Bond	2.875%	4/30/25	4,060	4,132
	United States Treasury Note/Bond	2.125%	5/15/25	12,735	12,395
	United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,461
	United States Treasury Note/Bond	2.750%	6/30/25	5,580	5,637
	United States Treasury Note/Bond	2.875%	7/31/25	6,215	6,324
	United States Treasury Note/Bond	2.000%	8/15/25	14,581	14,059
	United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,625
	United States Treasury Note/Bond	2.750%	8/31/25	9,260	9,351
	United States Treasury Note/Bond	3.000%	9/30/25	5,591	5,734
	United States Treasury Note/Bond	3.000%	10/31/25	4,015	4,119
	United States Treasury Note/Bond	2.250%	11/15/25	10,081	9,860
	United States Treasury Note/Bond	2.875%	11/30/25	3,785	3,853
	United States Treasury Note/Bond	2.625%	12/31/25	4,815	4,827
	United States Treasury Note/Bond	1.625%	2/15/26	16,396	15,351
	United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,676
	United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,565
	United States Treasury Note/Bond	6.750%	8/15/26	630	810
	United States Treasury Note/Bond	2.000%	11/15/26	19,605	18,726
	United States Treasury Note/Bond	6.500%	11/15/26	765	975
	United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,189
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,375
	United States Treasury Note/Bond	2.375%	5/15/27	9,832	9,632
	United States Treasury Note/Bond	2.250%	8/15/27	7,822	7,572
	United States Treasury Note/Bond	6.375%	8/15/27	185	238
	United States Treasury Note/Bond	2.250%	11/15/27	9,297	8,983
	United States Treasury Note/Bond	6.125%	11/15/27	1,839	2,337
	United States Treasury Note/Bond	2.750%	2/15/28	7,480	7,521
	United States Treasury Note/Bond	2.875%	5/15/28	12,080	12,270
	United States Treasury Note/Bond	2.875%	8/15/28	12,532	12,730
	United States Treasury Note/Bond	5.500%	8/15/28	2,745	3,392
	United States Treasury Note/Bond	3.125%	11/15/28	10,709	11,114
	United States Treasury Note/Bond	5.250%	11/15/28	2,695	3,283
	United States Treasury Note/Bond	6.125%	8/15/29	830	1,089
	United States Treasury Note/Bond	6.250%	5/15/30	2,350	3,154
	United States Treasury Note/Bond	5.375%	2/15/31	4,275	5,434
	United States Treasury Note/Bond	4.500%	2/15/36	1,165	1,438
	United States Treasury Note/Bond	5.000%	5/15/37	150	197
	United States Treasury Note/Bond	4.375%	2/15/38	200	245
	United States Treasury Note/Bond	4.500%	5/15/38	914	1,139
	United States Treasury Note/Bond	3.500%	2/15/39	2,710	2,969
	United States Treasury Note/Bond	4.250%	5/15/39	3,107	3,752
	United States Treasury Note/Bond	4.500%	8/15/39	2,706	3,375
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,460
	United States Treasury Note/Bond	4.625%	2/15/40	4,250	5,393
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,591
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,231
	United States Treasury Note/Bond	4.250%	11/15/40	1,780	2,153
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,116
	United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,267
	United States Treasury Note/Bond	3.750%	8/15/41	5,050	5,707
	United States Treasury Note/Bond	3.125%	11/15/41	2,701	2,769
	United States Treasury Note/Bond	3.125%	2/15/42	3,631	3,722
	United States Treasury Note/Bond	3.000%	5/15/42	8,725	8,750
	United States Treasury Note/Bond	2.750%	8/15/42	6,740	6,459
	United States Treasury Note/Bond	2.750%	11/15/42	6,821	6,531
	United States Treasury Note/Bond	3.125%	2/15/43	6,475	6,619
	United States Treasury Note/Bond	2.875%	5/15/43	7,685	7,513
	United States Treasury Note/Bond	3.625%	8/15/43	6,405	7,099
	United States Treasury Note/Bond	3.750%	11/15/43	5,472	6,188
	United States Treasury Note/Bond	3.625%	2/15/44	5,127	5,691
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,535
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,182
	United States Treasury Note/Bond	3.000%	11/15/44	10,165	10,162
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	5,861
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	4,768
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	8,989
	United States Treasury Note/Bond	3.000%	11/15/45	4,524	4,524
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,357
	United States Treasury Note/Bond	2.500%	5/15/46	7,381	6,678
	United States Treasury Note/Bond	2.250%	8/15/46	5,756	4,932
	United States Treasury Note/Bond	2.875%	11/15/46	12,500	12,188
	United States Treasury Note/Bond	3.000%	2/15/47	937	937
	United States Treasury Note/Bond	3.000%	5/15/47	7,293	7,285
	United States Treasury Note/Bond	2.750%	8/15/47	6,713	6,378
	United States Treasury Note/Bond	2.750%	11/15/47	10,571	10,036
	United States Treasury Note/Bond	3.000%	2/15/48	8,479	8,460
	United States Treasury Note/Bond	3.125%	5/15/48	8,985	9,189
	United States Treasury Note/Bond	3.000%	8/15/48	9,350	9,340
	United States Treasury Note/Bond	3.375%	11/15/48	6,670	7,160
					1,460,244
Agency Bonds and Notes (1.3%)
2	AID-Iraq	2.149%	1/18/22	100	99
2	AID-Israel	5.500%	12/4/23	50	56
2	AID-Israel	5.500%	4/26/24	475	539
2	AID-Jordan	2.503%	10/30/20	225	224
2	AID-Jordan	2.578%	6/30/22	200	199

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	AID-Jordan	3.000%	6/30/25	200	195
2	AID-Ukraine	1.847%	5/29/20	200	198
2	AID-Ukraine	1.471%	9/29/21	175	169
3	Federal Farm Credit Banks	2.375%	3/27/20	125	125
3	Federal Farm Credit Banks	2.550%	5/15/20	200	200
3	Federal Farm Credit Banks	1.680%	10/13/20	200	197
3	Federal Farm Credit Banks	3.050%	11/15/21	100	101
3	Federal Farm Credit Banks	3.500%	12/20/23	75	78
3	Federal Home Loan Banks	2.125%	2/11/20	810	805
3	Federal Home Loan Banks	1.875%	3/13/20	75	74
3	Federal Home Loan Banks	4.125%	3/13/20	300	305
3	Federal Home Loan Banks	2.375%	3/30/20	680	678
3	Federal Home Loan Banks	2.625%	5/28/20	1,200	1,200
3	Federal Home Loan Banks	1.375%	9/28/20	475	465
3	Federal Home Loan Banks	2.625%	10/1/20	1,000	1,001
3	Federal Home Loan Banks	5.250%	12/11/20	425	446
3	Federal Home Loan Banks	1.375%	2/18/21	450	439
3	Federal Home Loan Banks	5.625%	6/11/21	35	38
3	Federal Home Loan Banks	1.125%	7/14/21	525	507
3	Federal Home Loan Banks	3.000%	10/12/21	1,500	1,519
3	Federal Home Loan Banks	1.875%	11/29/21	500	491
3	Federal Home Loan Banks	2.125%	3/10/23	970	952
3	Federal Home Loan Banks	3.250%	11/16/28	315	321
3	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,803
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	500	494
4	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	440	433
4	Federal Home Loan Mortgage Corp.	2.500%	4/23/20	831	830
4	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	860	846
4	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	1,506	1,487
4	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	1,200	1,195
4	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	965
4	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	796
4	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	503
4	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	169
4	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,080
4	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	673
4	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	990
4	Federal National Mortgage Assn.	1.500%	2/28/20	632	624
4	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	984
4	Federal National Mortgage Assn.	1.500%	7/30/20	1,000	983
4	Federal National Mortgage Assn.	2.875%	10/30/20	445	447
4	Federal National Mortgage Assn.	1.500%	11/30/20	694	680
4	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	986
4	Federal National Mortgage Assn.	1.375%	2/26/21	550	536
4	Federal National Mortgage Assn.	2.500%	4/13/21	500	499
4	Federal National Mortgage Assn.	2.750%	6/22/21	891	896
4	Federal National Mortgage Assn.	1.250%	8/17/21	525	508
4	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,163
4	Federal National Mortgage Assn.	2.000%	1/5/22	500	492
4	Federal National Mortgage Assn.	2.000%	10/5/22	850	833
4	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,375
4	Federal National Mortgage Assn.	2.875%	9/12/23	400	405
4	Federal National Mortgage Assn.	2.625%	9/6/24	500	498
4	Federal National Mortgage Assn.	2.125%	4/24/26	575	548
4	Federal National Mortgage Assn.	1.875%	9/24/26	500	466
4	Federal National Mortgage Assn.	6.250%	5/15/29	175	224
4	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,270
4	Federal National Mortgage Assn.	7.250%	5/15/30	300	419
4	Federal National Mortgage Assn.	6.625%	11/15/30	300	403
4	Federal National Mortgage Assn.	5.625%	7/15/37	275	361
	Private Export Funding Corp.	2.250%	3/15/20	150	149
	Private Export Funding Corp.	2.300%	9/15/20	50	50
	Private Export Funding Corp.	4.300%	12/15/21	100	105
	Private Export Funding Corp.	2.800%	5/15/22	125	125
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,048
	Private Export Funding Corp.	3.550%	1/15/24	100	104
	Private Export Funding Corp.	2.450%	7/15/24	100	98
	Private Export Funding Corp.	3.250%	6/15/25	50	51
3	Tennessee Valley Authority	2.250%	3/15/20	150	149
3	Tennessee Valley Authority	3.875%	2/15/21	250	256
3	Tennessee Valley Authority	1.875%	8/15/22	175	171
3	Tennessee Valley Authority	2.875%	9/15/24	191	192
3	Tennessee Valley Authority	6.750%	11/1/25	134	165
3	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,374
3	Tennessee Valley Authority	4.650%	6/15/35	175	201
3	Tennessee Valley Authority	5.880%	4/1/36	250	328
3	Tennessee Valley Authority	5.500%	6/15/38	100	127
3	Tennessee Valley Authority	5.250%	9/15/39	412	514
3	Tennessee Valley Authority	4.875%	1/15/48	100	123
3	Tennessee Valley Authority	5.375%	4/1/56	50	68
3	Tennessee Valley Authority	4.625%	9/15/60	180	219
3	Tennessee Valley Authority	4.250%	9/15/65	200	228
					47,330
Conventional Mortgage-Backed Securities (22.3%)
4,5	Fannie Mae Pool	2.000%	11/1/27–11/1/31	1,997	1,923
4,5	Fannie Mae Pool	2.500%	1/1/27–10/1/46	19,424	19,012
4,5,6	Fannie Mae Pool	3.000%	11/1/25–1/1/49	72,853	71,738
4,5,6	Fannie Mae Pool	3.500%	10/1/20–1/1/49	93,779	94,119
4,5,6	Fannie Mae Pool	4.000%	6/1/19–2/1/49	81,222	83,060
4,5,6	Fannie Mae Pool	4.500%	3/1/19–1/1/49	33,905	35,272
4,5,6	Fannie Mae Pool	5.000%	1/1/19–1/1/49	9,676	10,212
4,5	Fannie Mae Pool	5.500%	1/1/19–4/1/40	6,529	6,985
4,5	Fannie Mae Pool	6.000%	9/1/19–5/1/41	3,977	4,282
4,5	Fannie Mae Pool	6.500%	12/1/23–10/1/39	1,046	1,128
4,5	Fannie Mae Pool	7.000%	6/1/23–11/1/37	348	393
4,5	Fannie Mae Pool	7.500%	11/1/22–2/1/32	31	38
4,5	Fannie Mae Pool	8.000%	6/1/22–11/1/30	15	17
4,5	Fannie Mae Pool	8.500%	7/1/22–4/1/31	6	7
4,5	Fannie Mae Pool	9.500%	9/1/19–2/1/25	2	2
4,5	Freddie Mac Gold Pool	2.000%	8/1/28–12/1/31	795	761
4,5	Freddie Mac Gold Pool	2.500%	4/1/27–10/1/46	14,576	14,245
4,5	Freddie Mac Gold Pool	3.000%	10/1/26–2/1/49	49,294	48,536
4,5,6	Freddie Mac Gold Pool	3.500%	9/1/25–2/1/49	61,237	61,448
4,5,6	Freddie Mac Gold Pool	4.000%	4/1/19–2/1/49	50,160	51,245
4,5,6	Freddie Mac Gold Pool	4.500%	1/1/19–1/1/49	20,837	21,649
4,5,6	Freddie Mac Gold Pool	5.000%	5/1/19–1/1/49	5,513	5,802
4,5	Freddie Mac Gold Pool	5.500%	7/1/20–6/1/41	3,194	3,426
4,5	Freddie Mac Gold Pool	6.000%	8/1/20–3/1/39	2,305	2,488
4,5	Freddie Mac Gold Pool	6.500%	8/1/23–4/1/39	686	747
4,5	Freddie Mac Gold Pool	7.000%	4/1/23–2/1/37	210	234
4,5	Freddie Mac Gold Pool	7.500%	1/1/23–4/1/28	16	22
4,5	Freddie Mac Gold Pool	8.000%	1/1/22–7/1/30	19	23
4,5	Freddie Mac Gold Pool	8.500%	8/1/23–11/1/30	11	12

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	Freddie Mac Gold Pool	9.000%	5/1/27–5/1/30	4	4
5	Ginnie Mae I Pool	3.000%	1/15/26–12/15/45	2,748	2,715
5,6	Ginnie Mae I Pool	3.500%	11/15/25–1/1/49	3,288	3,321
5,6	Ginnie Mae I Pool	4.000%	10/15/24–1/1/49	4,535	4,661
5	Ginnie Mae I Pool	4.500%	5/15/20–3/15/41	4,307	4,513
5	Ginnie Mae I Pool	5.000%	11/15/20–4/15/41	2,798	2,949
5	Ginnie Mae I Pool	5.500%	6/15/19–12/15/40	1,659	1,764
5	Ginnie Mae I Pool	6.000%	1/15/24–3/15/40	1,210	1,297
5	Ginnie Mae I Pool	6.500%	11/15/23–12/15/38	302	321
5	Ginnie Mae I Pool	7.000%	5/15/23–10/15/31	77	83
5	Ginnie Mae I Pool	7.500%	4/15/22–1/15/31	28	30
5	Ginnie Mae I Pool	8.000%	3/15/22–10/15/30	23	26
5	Ginnie Mae I Pool	8.500%	6/15/24–9/15/26	4	4
5	Ginnie Mae I Pool	9.000%	8/15/21–10/15/26	1	1
5	Ginnie Mae II Pool	2.500%	6/20/27–12/20/46	2,085	2,002
5	Ginnie Mae II Pool	3.000%	2/20/27–2/1/49	48,658	48,107
5,6	Ginnie Mae II Pool	3.500%	9/20/25–1/1/49	82,242	83,087
5,6	Ginnie Mae II Pool	4.000%	9/20/25–1/1/49	52,374	53,836
5,6	Ginnie Mae II Pool	4.500%	2/20/39–1/1/49	26,010	27,057
5,6	Ginnie Mae II Pool	5.000%	12/20/32–1/1/49	9,901	10,391
5	Ginnie Mae II Pool	5.500%	6/20/34–9/20/41	1,299	1,365
5	Ginnie Mae II Pool	6.000%	3/20/33–7/20/39	631	672
5	Ginnie Mae II Pool	6.500%	12/20/35–11/20/39	224	251
5	Ginnie Mae II Pool	7.000%	8/20/36–4/20/38	27	31
					787,314
Nonconventional Mortgage-Backed Securities (0.1%)
4,5	Fannie Mae Pool	2.130%	3/1/43	143	141
4,5	Fannie Mae Pool	2.179%	6/1/43	96	96
4,5	Fannie Mae Pool	2.199%	10/1/42	48	50
4,5	Fannie Mae Pool	2.270%	7/1/43	150	146
4,5	Fannie Mae Pool	2.389%	10/1/42	54	54
4,5	Fannie Mae Pool	2.429%	9/1/43	14	14
4,5,7	Fannie Mae Pool	2.728%	3/1/42	62	65
4,5	Fannie Mae Pool	3.362%	8/1/42	71	70
4,5,8	Fannie Mae Pool	3.375%	9/1/43	69	70
4,5	Fannie Mae Pool	3.492%	4/1/41	29	29
4,5,9	Fannie Mae Pool	3.530%	12/1/37	25	26
4,5,7	Fannie Mae Pool	3.557%	2/1/36	7	7
4,5,7	Fannie Mae Pool	3.560%	12/1/40	24	25
4,5,8	Fannie Mae Pool	3.563%	4/1/37	17	17
4,5,7	Fannie Mae Pool	3.627%	3/1/38	5	5
4,5,7	Fannie Mae Pool	3.689%	12/1/41	29	29
4,5,7	Fannie Mae Pool	3.690%	2/1/41	15	15
4,5,7	Fannie Mae Pool	3.744%	12/1/40	23	24
4,5,7	Fannie Mae Pool	3.753%	2/1/41	15	16
4,5,7	Fannie Mae Pool	3.769%	2/1/41	17	18
4,5,7	Fannie Mae Pool	3.785%	1/1/40	18	19
4,5,7	Fannie Mae Pool	3.879%	1/1/37–3/1/41	49	51
4,5,8	Fannie Mae Pool	3.895%	5/1/42	56	58
4,5,7	Fannie Mae Pool	3.913%	5/1/42	14	14
4,5,9	Fannie Mae Pool	3.920%	1/1/35	23	25
4,5,8	Fannie Mae Pool	3.929%	8/1/39	33	33
4,5,7	Fannie Mae Pool	3.947%	1/1/42	38	39
4,5,7	Fannie Mae Pool	3.948%	3/1/41	25	27
4,5,7	Fannie Mae Pool	4.013%	9/1/37	50	52
4,5,7	Fannie Mae Pool	4.029%	1/1/42	33	34
4,5,7	Fannie Mae Pool	4.070%	5/1/40	16	16
4,5,7	Fannie Mae Pool	4.130%	10/1/37	17	18
4,5,8	Fannie Mae Pool	4.159%	7/1/42	21	22
4,5,7	Fannie Mae Pool	4.221%	5/1/40	7	7
4,5,7	Fannie Mae Pool	4.269%	7/1/36	10	10
4,5,7	Fannie Mae Pool	4.284%	4/1/37	10	10
4,5,7	Fannie Mae Pool	4.317%	5/1/41	21	22
4,5,8	Fannie Mae Pool	4.340%	8/1/37	13	14
4,5,7	Fannie Mae Pool	4.362%	8/1/35	54	57
4,5,7	Fannie Mae Pool	4.376%	6/1/41	8	8
4,5,7	Fannie Mae Pool	4.410%	9/1/40	11	12
4,5,7	Fannie Mae Pool	4.415%	6/1/36	1	1
4,5,7	Fannie Mae Pool	4.425%	11/1/34	12	13
4,5,7	Fannie Mae Pool	4.428%	12/1/33	9	9
4,5,7	Fannie Mae Pool	4.437%	10/1/37	28	29
4,5,7	Fannie Mae Pool	4.440%	9/1/42	51	53
4,5,7	Fannie Mae Pool	4.444%	12/1/40	15	16
4,5,7	Fannie Mae Pool	4.445%	7/1/39	7	7
4,5,7	Fannie Mae Pool	4.452%	7/1/41	67	70
4,5,7	Fannie Mae Pool	4.463%	3/1/42	30	32
4,5,7	Fannie Mae Pool	4.469%	8/1/40	17	17
4,5,8	Fannie Mae Pool	4.472%	7/1/37	8	9
4,5,9	Fannie Mae Pool	4.488%	7/1/38	8	8
4,5,7	Fannie Mae Pool	4.490%	11/1/39	15	16
4,5,9	Fannie Mae Pool	4.503%	12/1/35	36	38
4,5,7	Fannie Mae Pool	4.510%	11/1/36	13	14
4,5,7	Fannie Mae Pool	4.526%	10/1/39	12	12
4,5,7	Fannie Mae Pool	4.537%	5/1/36	3	3
4,5,7	Fannie Mae Pool	4.552%	10/1/40	17	17
4,5,7	Fannie Mae Pool	4.566%	9/1/40	39	41
4,5,7	Fannie Mae Pool	4.572%	11/1/39	6	7
4,5,7	Fannie Mae Pool	4.580%	6/1/41	25	26
4,5,7	Fannie Mae Pool	4.581%	9/1/34	6	6
4,5,7	Fannie Mae Pool	4.590%	8/1/39	14	14
4,5,7	Fannie Mae Pool	4.649%	11/1/41	23	25
4,5,7	Fannie Mae Pool	4.654%	12/1/39	28	29
4,5,7	Fannie Mae Pool	4.657%	12/1/41	29	30
4,5,7	Fannie Mae Pool	4.680%	11/1/41	30	32
4,5,7	Fannie Mae Pool	4.685%	11/1/39–10/1/40	32	34
4,5,7	Fannie Mae Pool	4.690%	11/1/40–12/1/40	38	40
4,5,7	Fannie Mae Pool	4.810%	11/1/33	9	10
4,5	Freddie Mac Non Gold Pool	2.407%	5/1/42	10	10
4,5	Freddie Mac Non Gold Pool	2.838%	2/1/42	21	21
4,5,7	Freddie Mac Non Gold Pool	3.375%	1/1/38	2	2
4,5,7	Freddie Mac Non Gold Pool	3.496%	1/1/35	2	2
4,5,7	Freddie Mac Non Gold Pool	3.548%	12/1/40	29	30
4,5,7	Freddie Mac Non Gold Pool	3.577%	2/1/37	6	7
4,5,7	Freddie Mac Non Gold Pool	3.630%	12/1/40	5	6
4,5,7	Freddie Mac Non Gold Pool	3.731%	1/1/41	19	20
4,5,7	Freddie Mac Non Gold Pool	3.735%	10/1/37	2	2
4,5,7	Freddie Mac Non Gold Pool	3.776%	1/1/41	6	6
4,5,7	Freddie Mac Non Gold Pool	3.825%	3/1/37	3	3
4,5,8	Freddie Mac Non Gold Pool	3.855%	6/1/37	8	8
4,5,7	Freddie Mac Non Gold Pool	3.880%	3/1/41	7	7
4,5,7	Freddie Mac Non Gold Pool	3.900%	2/1/41	9	10
4,5,7	Freddie Mac Non Gold Pool	3.910%	2/1/41	18	19
4,5,9	Freddie Mac Non Gold Pool	3.967%	2/1/36	9	9
4,5,9	Freddie Mac Non Gold Pool	4.003%	10/1/36	13	14
4,5,7	Freddie Mac Non Gold Pool	4.063%	7/1/35	8	9

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5,7	Freddie Mac Non Gold Pool	4.079%	2/1/42	15	15
4,5,7	Freddie Mac Non Gold Pool	4.125%	5/1/38	2	2
4,5,7	Freddie Mac Non Gold Pool	4.126%	3/1/38	4	4
4,5,9	Freddie Mac Non Gold Pool	4.231%	5/1/36	9	9
4,5,7	Freddie Mac Non Gold Pool	4.255%	5/1/40	10	10
4,5,7	Freddie Mac Non Gold Pool	4.304%	9/1/37	12	13
4,5,7	Freddie Mac Non Gold Pool	4.400%	12/1/36	12	13
4,5,7	Freddie Mac Non Gold Pool	4.433%	5/1/40	7	7
4,5,7	Freddie Mac Non Gold Pool	4.451%	5/1/37	21	22
4,5,7	Freddie Mac Non Gold Pool	4.473%	12/1/35	19	20
4,5,7	Freddie Mac Non Gold Pool	4.479%	6/1/40	23	24
4,5,7	Freddie Mac Non Gold Pool	4.485%	10/1/37	12	13
4,5,7	Freddie Mac Non Gold Pool	4.515%	6/1/40	26	27
4,5,7	Freddie Mac Non Gold Pool	4.544%	6/1/41	10	11
4,5,7	Freddie Mac Non Gold Pool	4.617%	12/1/36	16	17
4,5,7	Freddie Mac Non Gold Pool	4.630%	6/1/40	14	15
4,5,7	Freddie Mac Non Gold Pool	4.640%	12/1/36	6	6
4,5,7	Freddie Mac Non Gold Pool	4.641%	9/1/40	28	29
4,5,7	Freddie Mac Non Gold Pool	4.703%	12/1/34	9	9
4,5,9	Freddie Mac Non Gold Pool	4.744%	11/1/34	26	27
4,5,7	Freddie Mac Non Gold Pool	4.755%	11/1/40	4	4
4,5,7	Freddie Mac Non Gold Pool	4.775%	11/1/40	27	27
5,9	Ginnie Mae II Pool	3.125%	10/20/38–12/20/42	234	242
5,9	Ginnie Mae II Pool	3.375%	1/20/41–3/20/43	172	176
5,9	Ginnie Mae II Pool	3.625%	11/20/40–6/20/43	145	151
5,9	Ginnie Mae II Pool	3.750%	7/20/41–8/20/41	53	54
5,9	Ginnie Mae II Pool	4.000%	7/20/38	4	4
5,9	Ginnie Mae II Pool	4.125%	5/20/41	17	17
5,9	Ginnie Mae II Pool	4.250%	5/20/41	7	7
					3,283
Total U.S. Government and Agency Obligations (Cost $2,319,216)					2,298,171
Asset-Backed/Commercial Mortgage-Backed Securities (2.7%)
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	22	22
5	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	32	32
5	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	100	99
5	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	25	25
5	Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	25	25
5	Ally Auto Receivables Trust 2018-3	3.120%	7/17/23	50	50
5	Ally Master Owner Trust Series 2018-1	2.700%	1/17/23	425	421
5	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	100	101
5	American Express Credit Account Master Trust 2017-1	1.930%	9/15/22	250	247
5	American Express Credit Account Master Trust 2017-3	1.770%	11/15/22	300	295
5	American Express Credit Account Master Trust 2017-6	2.040%	5/15/23	375	370
5	American Express Credit Account Master Trust 2017-7	2.350%	5/15/25	225	221
5	American Express Credit Account Master Trust 2018-1	2.670%	10/17/22	275	274
5	American Express Credit Account Master Trust 2018-2	3.010%	10/15/25	250	252
5	American Express Credit Account Master Trust 2018-4	2.990%	12/15/23	325	326
5	American Express Credit Account Master Trust 2018-8	3.180%	4/15/24	100	101
5	AmeriCredit Automobile Receivables Trust 2016-3	1.460%	5/10/21	30	30
5	AmeriCredit Automobile Receivables Trust 2017-3	1.900%	3/18/22	80	79
5	AmeriCredit Automobile Receivables Trust 2018-1	3.070%	12/19/22	100	100
5	AmeriCredit Automobile Receivables Trust 2018-1	3.260%	1/18/24	56	56
5	AmeriCredit Automobile Receivables Trust 2018-1	3.500%	1/18/24	50	50
5	BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	247
5	BA Credit Card Trust 2018-A1	2.700%	7/17/23	475	473

5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	50	51
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	75	75
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	72	72
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.748%	2/15/50	28	27
5	BANK 2017 - BNK5	3.390%	6/15/60	150	147
5	BANK 2017 - BNK5	3.624%	6/15/60	100	98
5	BANK 2017 - BNK6	3.518%	7/15/60	404	400
5	BANK 2017 - BNK6	3.741%	7/15/60	404	397
5	BANK 2017 - BNK7	3.175%	9/15/60	100	96
5	BANK 2017 - BNK7	3.435%	9/15/60	75	74
5	BANK 2017 - BNK7	3.748%	9/15/60	75	74
5	BANK 2017 - BNK8	3.488%	11/15/50	150	148
5	BANK 2017 - BNK8	3.731%	11/15/50	25	25
5	BANK 2017 - BNK9	3.279%	11/15/54	150	146
5	BANK 2017 - BNK9	3.538%	11/15/54	150	148
5	BANK 2018 - BN11	4.046%	3/15/61	100	102
5	BANK 2018 - BN12	4.255%	5/15/61	125	130
5	BANK 2018 - BN12	4.361%	5/15/61	50	52
5	BANK 2018 - BN13	4.217%	8/15/61	25	26
5	BANK 2018 - BN15	4.407%	11/15/61	110	116
5	BANK 2018 - BNK10	3.641%	2/15/61	50	50
5	BANK 2018 - BNK10	3.688%	2/15/61	250	250
5	BANK 2018 - BNK10	3.898%	2/15/61	50	50
5	BANK 2018-BN14	4.231%	9/15/60	100	104
5	BANK 2018-BNK14	4.128%	9/15/60	50	52
5	BANK 2018-BNK14	4.481%	9/15/60	25	26
5	Bank Of America Credit Card Trust 2018-A2	3.000%	9/15/23	400	401
	Bank of Nova Scotia	1.850%	4/14/20	450	443
	Bank of Nova Scotia	1.875%	4/26/21	175	171
5	Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	125	124
5	BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	325	322
5	BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	100	100
5	BBCMS Mortgage Trust 2018-C2	4.314%	12/15/51	125	131
5	Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26	5.465%	1/12/45	35	35
5	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	100	100
5	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	50	49
5	BENCHMARK 2018-B2 Mortgage Trust	3.662%	2/15/51	125	127
5	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	325	330
5	BENCHMARK 2018-B2 Mortgage Trust	4.084%	2/15/51	150	150
5	BENCHMARK 2018-B3 Mortgage Trust	3.848%	4/10/51	100	102
5	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	225	231
5	BENCHMARK 2018-B4 Mortgage Trust	4.121%	7/15/51	350	361
5	BENCHMARK 2018-B4 Mortgage Trust	4.311%	7/15/51	75	77
5	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	75	78
5	BENCHMARK 2018-B6 Mortgage Trust	4.203%	10/10/51	50	52
5	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	50	52
5	BENCHMARK 2018-B6 Mortgage Trust	4.441%	10/10/51	25	26
5	BENCHMARK 2018-B7 Mortgage Trust	4.510%	11/15/51	175	186
5	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	125	130
5	BENCHMARK 2018-B8 Mortgage Trust	4.532%	1/15/52	50	52
5	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	75	74
5	BMW Vehicle Owner Trust 2018-A	2.350%	4/25/22	150	149
5	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	50	49
5	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	22	22
5	Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	45	45
5	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	50	50
5	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	250	247

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	150	148
5	Capital One Multi-Asset Execution Trust 2016-A3	1.340%	4/15/22	170	169
5	Capital One Multi-Asset Execution Trust 2016-A4	1.330%	6/15/22	200	198
5	Capital One Multi-Asset Execution Trust 2016-A6	1.820%	9/15/22	100	99
5	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	250	246
5	Capital One Multi-Asset Execution Trust 2017-A6	2.290%	7/15/25	225	219
5	Capital One Multi-Asset Execution Trust 2018-A1	3.010%	2/15/24	125	126
5	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	46	46
5	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	9	9
5	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50
5	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	23	23
5	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	50
5	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	61	60
5	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	49
5	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	75	74
5	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	49
5	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	75	74
5	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	49
5	CarMax Auto Owner Trust 2018-2	2.980%	1/17/23	75	75
5	CarMax Auto Owner Trust 2018-2	3.160%	7/17/23	50	51
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	150	141
5	CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	100	99
5	CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	25	25
5	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	144	144
5	CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	31	31
5	CD 2017-CD6 Commercial Mortgage Trust	3.332%	11/13/50	50	49
5	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	125	123
5	CD 2017-CD6 Commercial Mortgage Trust	3.709%	11/13/50	75	73
5	CD 2018-CD7 Commercial Mortgage Trust	4.279%	8/15/51	75	78
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	12	12
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	350	348
5	CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	125	128
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	150	146
5	CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	100	98
5	CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	250	243
5	CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	50	49
5	Chase Issuance Trust 2012-A4	1.580%	8/15/21	150	149
5	Chase Issuance Trust 2012-A7	2.160%	9/15/24	313	306
5	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	226
5	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	148
5	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	223
5	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	196
5	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	223
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	100	100
5	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	200	198
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	500	498
5	Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	200	196
5	Citibank Credit Card Issuance Trust 2017-A2	1.740%	1/19/21	325	325
5	Citibank Credit Card Issuance Trust 2017-A9	1.800%	9/20/21	340	337
5	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	550	546
5	Citibank Credit Card Issuance Trust 2018-A3	3.290%	5/23/25	450	456
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	75	75
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	100	99
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	50	52
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	75	78
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	25	25
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	25	26
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	25	26
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	50	51
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	50	50
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	100	101
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	175	177
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	225	221
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	100	100
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	48	47
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	175	172
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	84	82
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	100	101
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	100	102
5	Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	55	54
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	125	123
5	Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	225	225
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	75	72
5	Citigroup Commercial Mortgage Trust 2017-B1	3.458%	8/15/50	250	246
5	Citigroup Commercial Mortgage Trust 2017-B1	3.711%	8/15/50	50	49
5	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	150	148
5	Citigroup Commercial Mortgage Trust 2017-C4	3.764%	10/12/50	50	49
5	Citigroup Commercial Mortgage Trust 2018-B2	3.788%	3/10/51	50	51
5	Citigroup Commercial Mortgage Trust 2018-B2	4.009%	3/10/51	275	281
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	58
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	65
5,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	78	78

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	123
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	30	30
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	30	30
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	41
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	156
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	31
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	11	11
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	49	50
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	51
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	52
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	26
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	65
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	47	47
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	72
5	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	90	94
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	42
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	103
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	54	53
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	30
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	58
5	COMM 2014-CCRE15 Mortgage Trust	4.670%	2/10/47	28	29
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	50
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	77
5	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	39	39
5	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	25
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	51
5	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	25
5	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	50
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	178
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	51
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	50
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	77	77
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	176
5	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	47	47
5	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	154
5	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	93	93
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	51
5	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	8	8
5	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	22
5	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	55
5	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	15
5	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	10
5	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	50
5	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	102
5	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	126
5	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	44
5	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	127
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	97	97
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	126
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	227
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	50
5	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	50
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	149
5	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	50
5	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	75
5	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	100
5	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	51
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	127
5	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	226
5	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	125
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	126
5	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	25
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	123
5	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	49
5	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	152
5	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	127
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	100	99
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	75	75
5	CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	50	50
5	CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	8	8
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	150	149
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	75	75
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	85	85
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	100	100
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.106%	8/15/48	50	50
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	50	51
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	75	76
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	200	197
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	150	147
5	CSAIL 2017-CX10 Commercial Mortgage Trust	3.458%	11/15/50	150	147
5	CSAIL 2017-CX9 Commercial Mortgage Trust	3.446%	9/15/50	50	49
5	CSAIL 2018-CX11 Commercial Mortgage Trust	4.033%	4/15/51	275	283
5	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	25	26
5	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	74
5	DBJPM 16-C3 Mortgage Trust	2.890%	8/10/49	100	95
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	98
5	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	48
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	275	271
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	225	222
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	350	350
5	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	150	148
5	Discover Card Execution Note Trust 2018-A1	3.030%	8/15/25	225	225
5	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	100	100
5	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	100	100
4,5	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	127	129
4,5	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	311	316
4,5	Fannie Mae-Aces 2013-M12	2.404%	3/25/23	207	202
4,5	Fannie Mae-Aces 2013-M14	2.637%	4/25/23	160	158
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	340	344
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	13	13
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	96	93
4,5	Fannie Mae-Aces 2014-M1	3.214%	7/25/23	420	424
4,5	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	164	163
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	295	293
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	37	37
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	125
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	339	347
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	65	64
4,5	Fannie Mae-Aces 2014-M3	3.460%	1/25/24	175	178
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	178
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	278	277
4,5	Fannie Mae-Aces 2014-M7	3.275%	6/25/24	296	298
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	31	30
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	175
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	200
4,5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	293
4,5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	99

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	Fannie Mae-Aces 2015-M12	2.793%	5/25/25	225	222
4,5	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	273
4,5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	200	195
4,5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	99
4,5	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	146	145
4,5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	196
4,5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	92	90
4,5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	99
4,5	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	237
4,5	Fannie Mae-Aces 2016-M12	2.447%	9/25/26	250	238
4,5	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	195
4,5	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	98
4,5	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	97
4,5	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	192
4,5	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	48
4,5	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	71
4,5	Fannie Mae-Aces 2016-M9	2.292%	6/25/26	300	284
4,5	Fannie Mae-Aces 2017-M1	2.415%	10/25/26	200	191
4,5	Fannie Mae-Aces 2017-M10	2.561%	7/25/24	110	107
4,5	Fannie Mae-Aces 2017-M12	3.081%	6/25/27	300	298
4,5	Fannie Mae-Aces 2017-M15	3.136%	11/25/27	275	272
4,5	Fannie Mae-Aces 2017-M4	2.597%	12/25/26	200	192
4,5	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	147
4,5	Fannie Mae-Aces 2017-M8	3.061%	5/25/27	514	508
4,5	Fannie Mae-Aces 2018-M12	3.640%	8/25/30	50	51
4,5	Fannie Mae-Aces 2018-M14	3.578%	8/25/28	100	102
4,5	Fannie Mae-Aces 2018-M2	2.902%	1/25/28	425	412
4,5	Fannie Mae-Aces 2018-M4	3.043%	3/25/28	165	163
4,5	Fannie Mae-Aces 2018-M7	3.052%	3/25/28	100	99
4,5	FHLMC Multifamily Structured Pass Through Certificates K005	3.484%	4/25/19	11	11
4,5	FHLMC Multifamily Structured Pass Through Certificates K006	3.398%	7/25/19	33	33
4,5	FHLMC Multifamily Structured Pass Through Certificates K009	2.757%	5/25/20	13	13
4,5	FHLMC Multifamily Structured Pass Through Certificates K010	3.320%	7/25/20	12	12
4,5	FHLMC Multifamily Structured Pass Through Certificates K011	4.084%	11/25/20	248	253
4,5	FHLMC Multifamily Structured Pass Through Certificates K014	3.871%	4/25/21	131	134
4,5	FHLMC Multifamily Structured Pass Through Certificates K017	2.873%	12/25/21	349	350
4,5	FHLMC Multifamily Structured Pass Through Certificates K019	2.272%	3/25/22	150	148
4,5	FHLMC Multifamily Structured Pass Through Certificates K020	2.373%	5/25/22	350	346
4,5	FHLMC Multifamily Structured Pass Through Certificates K021	2.396%	6/25/22	225	222
4,5	FHLMC Multifamily Structured Pass Through Certificates K026	2.510%	11/25/22	325	322
4,5	FHLMC Multifamily Structured Pass Through Certificates K027	2.637%	1/25/23	325	323
4,5	FHLMC Multifamily Structured Pass Through Certificates K028	3.111%	2/25/23	475	481
4,5	FHLMC Multifamily Structured Pass Through Certificates K029	3.320%	2/25/23	325	332
4,5	FHLMC Multifamily Structured Pass Through Certificates K030	2.779%	9/25/22	177	177
4,5	FHLMC Multifamily Structured Pass Through Certificates K030	3.250%	4/25/23	325	331
4,5	FHLMC Multifamily Structured Pass Through Certificates K031	3.300%	4/25/23	340	346
4,5	FHLMC Multifamily Structured Pass Through Certificates K032	3.016%	2/25/23	189	189
4,5	FHLMC Multifamily Structured Pass Through Certificates K032	3.310%	5/25/23	340	347
4,5	FHLMC Multifamily Structured Pass Through Certificates K033	2.871%	2/25/23	208	208
4,5	FHLMC Multifamily Structured Pass Through Certificates K033	3.060%	7/25/23	325	328
4,5	FHLMC Multifamily Structured Pass Through Certificates K034	3.531%	7/25/23	288	297
4,5	FHLMC Multifamily Structured Pass Through Certificates K035	3.458%	8/25/23	400	411
4,5	FHLMC Multifamily Structured Pass Through Certificates K036	3.527%	10/25/23	325	335
4,5	FHLMC Multifamily Structured Pass Through Certificates K038	2.604%	10/25/23	79	79
4,5	FHLMC Multifamily Structured Pass Through Certificates K038	3.389%	3/25/24	400	410
4,5	FHLMC Multifamily Structured Pass Through Certificates K039	2.683%	12/25/23	50	49
4,5	FHLMC Multifamily Structured Pass Through Certificates K039	3.303%	7/25/24	225	230
4,5	FHLMC Multifamily Structured Pass Through Certificates K040	2.768%	4/25/24	80	80
4,5	FHLMC Multifamily Structured Pass Through Certificates K040	3.241%	9/25/24	275	280
4,5	FHLMC Multifamily Structured Pass Through Certificates K041	3.171%	10/25/24	275	279
4,5	FHLMC Multifamily Structured Pass Through Certificates K042	2.267%	6/25/24	40	39
4,5	FHLMC Multifamily Structured Pass Through Certificates K043	2.532%	10/25/23	41	41
4,5	FHLMC Multifamily Structured Pass Through Certificates K043	3.062%	12/25/24	150	151
4,5	FHLMC Multifamily Structured Pass Through Certificates K045	2.493%	11/25/24	106	104
4,5	FHLMC Multifamily Structured Pass Through Certificates K045	3.023%	1/25/25	175	176
4,5	FHLMC Multifamily Structured Pass Through Certificates K046	3.205%	3/25/25	175	177
4,5	FHLMC Multifamily Structured Pass Through Certificates K047	2.827%	12/25/24	81	80
4,5	FHLMC Multifamily Structured Pass Through Certificates K047	3.329%	5/25/25	175	178
4,5	FHLMC Multifamily Structured Pass Through Certificates K048	3.284%	6/25/25	225	228
4,5	FHLMC Multifamily Structured Pass Through Certificates K049	3.010%	7/25/25	125	125
4,5	FHLMC Multifamily Structured Pass Through Certificates K050	3.334%	8/25/25	200	203
4,5	FHLMC Multifamily Structured Pass Through Certificates K052	3.151%	11/25/25	125	125
4,5	FHLMC Multifamily Structured Pass Through Certificates K053	2.995%	12/25/25	75	75
4,5	FHLMC Multifamily Structured Pass Through Certificates K054	2.745%	1/25/26	200	196
4,5	FHLMC Multifamily Structured Pass Through Certificates K056	2.525%	5/25/26	150	144
4,5	FHLMC Multifamily Structured Pass Through Certificates K058	2.653%	8/25/26	100	97
4,5	FHLMC Multifamily Structured Pass Through Certificates K063	3.430%	1/25/27	475	483
4,5	FHLMC Multifamily Structured Pass Through Certificates K064	3.224%	3/25/27	300	300
4,5	FHLMC Multifamily Structured Pass Through Certificates K065	3.243%	4/25/27	433	432
4,5	FHLMC Multifamily Structured Pass Through Certificates K066	3.117%	6/25/27	150	149
4,5	FHLMC Multifamily Structured Pass Through Certificates K068	3.244%	8/25/27	125	125
4,5	FHLMC Multifamily Structured Pass Through Certificates K069	3.187%	9/25/27	200	199
4,5	FHLMC Multifamily Structured Pass Through Certificates K070	3.303%	11/25/27	75	75
4,5	FHLMC Multifamily Structured Pass Through Certificates K071	3.286%	11/25/27	100	100
4,5	FHLMC Multifamily Structured Pass Through Certificates K072	3.444%	12/25/27	100	101

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through Certificates K075	3.650%	2/25/28	150	154
4,5	FHLMC Multifamily Structured Pass Through Certificates K076	3.900%	6/25/51	350	367
4,5	FHLMC Multifamily Structured Pass Through Certificates K081	3.900%	8/25/28	100	105
4,5	FHLMC Multifamily Structured Pass Through Certificates K082	3.920%	9/25/28	75	78
4,5	FHLMC Multifamily Structured Pass Through Certificates K084	3.780%	10/25/28	100	103
4,5	FHLMC Multifamily Structured Pass Through Certificates K152	3.080%	1/25/31	100	96
4,5	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	11/25/32	100	104
4,5	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	4/25/33	200	205
4,5	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	5/25/33	75	79
4,5	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	8/25/33	75	79
4,5	FHLMC Multifamily Structured Pass Through Certificates K503	2.456%	8/25/19	216	215
4,5	FHLMC Multifamily Structured Pass Through Certificates K504	2.566%	9/25/20	99	99
4,5	FHLMC Multifamily Structured Pass Through Certificates K710	1.883%	5/25/19	23	23
4,5	FHLMC Multifamily Structured Pass Through Certificates K711	1.730%	7/25/19	376	374
4,5	FHLMC Multifamily Structured Pass Through Certificates K712	1.869%	11/25/19	172	170
4,5	FHLMC Multifamily Structured Pass Through Certificates K713	2.313%	3/25/20	512	508
4,5	FHLMC Multifamily Structured Pass Through Certificates K714	3.034%	10/25/20	398	399
4,5	FHLMC Multifamily Structured Pass Through Certificates K716	2.413%	1/25/21	31	31
4,5	FHLMC Multifamily Structured Pass Through Certificates K716	3.130%	6/25/21	370	372
4,5	FHLMC Multifamily Structured Pass Through Certificates K717	2.991%	9/25/21	225	226
4,5	FHLMC Multifamily Structured Pass Through Certificates K718	2.375%	9/25/21	149	147
4,5	FHLMC Multifamily Structured Pass Through Certificates K718	2.791%	1/25/22	225	225
4,5	FHLMC Multifamily Structured Pass Through Certificates K731	3.600%	2/25/25	225	233
4,5	FHLMC Multifamily Structured Pass Through Certificates KW01	2.853%	1/25/26	200	196
4,5	FHLMC Multifamily Structures Pass Through Certificates K073	3.350%	1/25/28	125	126
4,5	FHLMC Multifamily Structures Pass Through Certificates K074	3.600%	1/25/28	225	230
4,5	FHLMC Multifamily Structures Pass Through Certificates K078	3.854%	6/25/28	100	104
4,5	FHLMC Multifamily Structures Pass Through Certificates K079	3.926%	6/25/28	25	26
4,5	FHLMC Multifamily Structures Pass Through Certificates K080	3.736%	4/25/28	99	104
4,5	FHLMC Multifamily Structures Pass Through Certificates K080	3.926%	7/25/28	175	183
4,5	FHLMC Multifamily Structures Pass Through Certificates K1504	3.459%	11/25/32	50	49
4,5	FHLMC Multifamily Structures Pass Through Certificates K715	2.856%	1/25/21	125	125
4,5	FHLMC Multifamily Structures Pass Through Certificates K720	2.716%	6/25/22	150	150
4,5	FHLMC Multifamily Structures Pass Through Certificates K723	2.454%	8/25/23	125	123
4,5	FHLMC Multifamily Structures Pass Through Certificates K724	3.062%	11/25/23	100	101
4,5	FHLMC Multifamily Structures Pass Through Certificates K725	2.946%	7/25/24	200	201
4,5	FHLMC Multifamily Structures Pass Through Certificates K726	2.905%	4/25/24	200	200
4,5	FHLMC Multifamily Structures Pass Through Certificates K728	3.064%	8/25/24	275	277
4,5	FHLMC Multifamily Structures Pass Through Certificates K730	3.452%	9/24/24	25	25
4,5	FHLMC Multifamily Structures Pass Through Certificates K730	3.590%	1/25/25	275	285
4,5	FHLMC Multifamily Structures Pass Through Certificates KC02	3.370%	7/25/25	175	175
5	FHMS_K085	4.060%	10/25/28	150	158
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	1	1
5	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	125	125
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	6	6
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	25	25
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	45	45
5	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	92	91
5	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	74
5	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	375	370
5	Ford Credit Floorplan Master Owner Trust A Series 2016-1	1.760%	2/15/21	225	225
5	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	160	158
5	Ford Credit Floorplan Master Owner Trust A Series 2017-3	2.480%	9/15/24	170	166
5	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	225	224
5	Ford Credit Floorplan Master Owner Trust A Series 2018-2	3.170%	3/15/25	200	201
5	GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	17	17
5	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	125	124
5	GM Financial Automobile Leasing Trust 2018-1	2.680%	12/20/21	25	25
5	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	50	50
5	GM Financial Automobile Leasing Trust 2018-2	3.160%	4/20/22	25	25
5	GM Financial Consumer Automobile 2018-2	2.810%	12/16/22	100	100
5	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	75	75
5	GS Mortgage Securities Corporation II 2013-GC10	2.943%	2/10/46	92	91
5	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	80	81
5	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	299	302
5	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	160	161
5	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	125	123
5	GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	35	35
5	GS Mortgage Securities Trust 2013-GC13	4.049%	7/10/46	20	21
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	90	90
5	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	39	39
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	28	28
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	150	156
5	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	50	52
5	GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	50	50

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	50	51
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	125	128
5	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	25	26
5	GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	45	44
5	GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	75	75
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	225	227
5	GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	50	50
5	GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	50	50
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	150	149
5	GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	100	99
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	150	149
5	GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	125	126
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	50	51
5	GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	125	126
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	100	100
5	GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	75	72
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	200	190
5	GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	75	74
5	GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	50	49
5	GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	150	150
5	GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	50	49
5	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	150	147
5	GS Mortgage Securities Trust 2017-GS7	3.430%	8/10/50	261	255
5	GS Mortgage Securities Trust 2017-GS7	3.663%	8/10/50	70	69
5	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	3	3
5	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	100	99
5	Honda Auto Receivables 2018-1 Owner Trust	2.640%	2/15/22	250	248
5	Honda Auto Receivables 2018-1 Owner Trust	2.830%	5/15/24	75	75
5	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	75	75
5	Honda Auto Receivables 2018-2 Owner Trust	3.160%	8/19/24	50	50
5	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1	1
5	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	50	50
5	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	59	58
5	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	75	73
5	Hyundai Auto Receivables Trust 2018-A	2.790%	7/15/22	50	50
5	Hyundai Auto Receivables Trust 2018-A	2.940%	6/17/24	75	75
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	190	191
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	125	123
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	177
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	52
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	39
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	103
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	205
5	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	49
5	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	77
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	238
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	100
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	74
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	100	99
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	98
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	39	40
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.035%	7/15/45	26	26
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	37	37
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	100	103
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.409%	8/15/46	30	31
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	9	9
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	65	67
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.420%	11/15/45	35	36
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	127	131
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	25	26
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.811%	2/15/47	30	31
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.046%	4/15/47	45	45
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.669%	4/15/47	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	95	98
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	4.243%	4/15/47	50	51
5	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.428%	8/15/47	30	30
5	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.775%	8/15/47	25	25
5	JPMBB Commercial Mortgage Securities Trust 2014-C22	3.801%	9/15/47	175	178
5	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.110%	9/15/47	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C23	3.934%	9/15/47	85	87
5	JPMBB Commercial Mortgage Securities Trust 2014-C23	4.202%	9/15/47	50	51
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	2.940%	11/15/47	40	40
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	50	50

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.914%	11/15/47	75	75
5	JPMBB Commercial Mortgage Securities Trust 2014-C25	3.672%	11/15/47	200	202
5	JPMBB Commercial Mortgage Securities Trust 2014-C25	4.065%	11/15/47	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.019%	1/15/48	117	117
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	175	175
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.800%	1/15/48	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.951%	1/15/48	50	49
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	2.734%	2/15/48	100	99
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.017%	2/15/48	110	109
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	59	58
5	JPMBB Commercial Mortgage Securities Trust 2015-C28	2.773%	10/15/48	108	108
5	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.227%	10/15/48	125	123
5	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.532%	10/15/48	50	49
5	JPMBB Commercial Mortgage Securities Trust 2015-C29	2.921%	5/15/48	87	86
5	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.304%	5/15/48	57	57
5	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.611%	5/15/48	100	101
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.559%	7/15/48	125	126
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	100	102
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	50	51
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.540%	8/15/48	53	53
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	57	58
5	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.358%	11/15/48	125	125
5	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	125	125
5	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	82	83
5	JPMBB Commercial Mortgage Securities Trust 2016-C1	3.316%	3/15/49	75	75
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	400	402
5	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.144%	6/15/49	75	73
5	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.484%	6/15/49	50	48
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	75	74
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.713%	10/15/50	50	49
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	225	233
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.421%	6/15/51	25	26
5	Mercedes-Benz Auto Lease Trust 2017-A	1.790%	4/15/20	175	174
5	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	75	75
5	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	25	25
5	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	23	22
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	100
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.137%	8/15/46	40	42
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.337%	8/15/46	20	21
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	104
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	67
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	99
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	49
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	2.916%	2/15/47	32	32
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	111
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	103
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.674%	2/15/47	100	104
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	25
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	102
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.321%	6/15/47	50	51
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.194%	10/15/47	94	94
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	4.435%	10/15/47	50	51
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	125
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	75
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	197
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	100
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	74
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	49
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	75
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	126
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	126
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	75
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	76
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	75

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	76
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	100
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	225
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	190
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	241
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	149
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	99
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	121
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	148
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	352
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	75	75
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	75	76
5	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	100	96
5	Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	83	80
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	200	189
5	Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	200	200
5	Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	150	148
5	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	86	86
5	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	70	70
5	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
5	Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	6	6
5	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	50	50
5	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	10	10
5	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	75	74
5	Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	60	60
5	Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	75	73
5	Nissan Auto Receivables 2017-B Owner Trust	1.950%	10/16/23	104	102
5	Nissan Auto Receivables 2018-A Owner Trust	2.650%	5/16/22	125	124
5	Nissan Auto Receivables 2018-A Owner Trust	2.890%	6/17/24	100	100
5	Nissan Master Owner Trust Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.100%	10/14/20	800	787
5	Royal Bank of Canada	1.875%	2/5/21	400	396
	Royal Bank of Canada	2.300%	3/22/21	175	172
5	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	70	70
5	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	25	25
5	Santander Drive Auto Receivables Trust 2018-2	2.750%	9/15/21	50	50
5	Santander Drive Auto Receivables Trust 2018-2	3.030%	9/15/22	50	50
5	Santander Drive Auto Receivables Trust 2018-2	3.350%	7/17/23	50	50
5	Santander Drive Auto Receivables Trust 2018-3	3.030%	2/15/22	50	50
5	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	50	50
5	Santander Drive Auto Receivables Trust 2018-3	3.510%	8/15/23	50	50
5	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	275	277
5	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	373	366
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	150	148
5	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	150	147
5	Synchrony Credit Card Master Note Trust 2018-1	2.970%	3/15/24	275	274
5	Synchrony Credit Card Master Note Trust 2018-2	3.470%	5/15/26	275	278
5	Synchrony Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	148	147
5	TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.481%	8/15/39	4	4
10	Toronto-Dominion Bank	2.250%	3/15/21	250	247
5	Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	50	50
5	Toyota Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	40	40
5	Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	13	13
5	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	75	74
5	Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	31	31
5	Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	50	49
5	Toyota Auto Receivables 2017-D Owner Trust	1.930%	1/18/22	225	222
5	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	125	124
5	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	50	50
5	Toyota Auto Receivables 2018-B Owner Trust	2.960%	9/15/22	125	125
5	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	25	25
5	UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	100	98
5	UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	50	49
5	UBS Commercial Mortgage Trust 2017-C2	3.487%	8/15/50	150	147
5	UBS Commercial Mortgage Trust 2017-C2	3.740%	8/15/50	50	49
5	UBS Commercial Mortgage Trust 2017-C3	3.426%	8/15/50	175	171
5	UBS Commercial Mortgage Trust 2017-C3	3.739%	8/15/50	75	73
5	UBS Commercial Mortgage Trust 2017-C4	3.301%	10/15/50	100	97
5	UBS Commercial Mortgage Trust 2017-C4	3.563%	10/15/50	150	148
5	UBS Commercial Mortgage Trust 2017-C4	3.836%	10/15/50	62	61
5	UBS Commercial Mortgage Trust 2017-C5	3.474%	11/15/50	100	98
5	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	150	149
5	UBS Commercial Mortgage Trust 2017-C7	4.061%	12/15/50	100	100
5	UBS Commercial Mortgage Trust 2018-C11	4.241%	6/15/51	125	129
5	UBS Commercial Mortgage Trust 2018-C12	4.296%	8/15/51	100	104

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	UBS Commercial Mortgage Trust 2018-C13	4.208%	10/15/51	25	26
5	UBS Commercial Mortgage Trust 2018-C13	4.334%	10/15/51	75	78
5	UBS Commercial Mortgage Trust 2018-C14	4.448%	12/15/51	225	237
5,§	UBS Commercial Mortgage Trust 2018-C15	4.341%	12/15/51	125	129
5	UBS Commercial Mortgage Trust 2018-C8	3.720%	2/15/51	150	150
5	UBS Commercial Mortgage Trust 2018-C8	3.983%	2/15/51	275	279
5	UBS Commercial Mortgage Trust 2018-C8	4.215%	2/15/51	75	76
5	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	104	104
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	165	165
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	25	25
5	UBS-Barclays Commercial Mortgage Trust 2018-C10	4.313%	5/15/51	175	182
5	UBS-Barclays Commercial Mortgage Trust 2018-C9	4.117%	3/15/51	275	282
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	69	69
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	45	44
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	75	77
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	82	81
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	75	75
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	125	125
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	75	75
5	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	125	124
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	75	74
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	50	49
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	274	273
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	175	175
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	31	31
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	125	125
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	175	177
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	29	29
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	276	272
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	50	48
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	50	51
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	75	77
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	75	76
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.632%	5/15/48	50	50
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.934%	5/15/48	50	50
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148%	5/15/48	50	49
5	Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	100	102
5	Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	50	51
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	210	213
5	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	150	141
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	58	58
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	125	125
5	Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	50	50
5	Wells Fargo Commercial Mortgage Trust 2016-C34	3.096%	6/15/49	75	73
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	100	101
5	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.825%	10/15/49	100	98
5	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.942%	10/15/49	162	155
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	192	187
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.665%	7/15/50	54	53
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	175	171
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.702%	9/15/50	100	98
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.317%	10/15/50	100	98
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	150	149
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.854%	10/15/50	25	25
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	250	245
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	275	281
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.152%	3/15/51	50	51
5	Wells Fargo Commercial Mortgage Trust 2018-C44	4.212%	5/15/51	175	180
5	Wells Fargo Commercial Mortgage Trust 2018-C45	4.184%	6/15/51	200	207
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	75	77
5	Wells Fargo Commercial Mortgate Trust 2018-C47	4.442%	9/15/61	150	158
5	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	175	176
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	125	126
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	100	102
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	75	74
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	139	137
5	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	94	93
5	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	39	39
5	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	18	18
5	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	76	75

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	15	15
5	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	150	150
5	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	75	74
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	19	19
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	104
5	WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	20	20
5	WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	29	29
5	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	30	31
5	WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	50	52
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	25	25
5	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	25	26
5	WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	25	25
5	WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	25	26
5	WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	25	25
5	WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	25	25
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	50	52
5	WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	25	25
5	WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	19	19
5	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	25	25
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	25	26
5	WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	25	26
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	75	76
5	WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	150	153
5	WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	25	25
5	WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	76	77
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	50	51
5	WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	65	65
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	65	66
5	WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	4	4
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	60	61
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	140	145
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	60	62
5	World Financial Network Credit Card Master Note Trust Series 2017-C	2.310%	8/15/24	150	148
5	World Financial Network Credit Card Master Note Trust Series 2018-A	3.070%	12/16/24	200	199
5	World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	9	9
5	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	50	50
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $95,500)					94,260
Corporate Bonds (26.5%)
Finance (8.7%)
	Banking (6.2%)
	American Express Co.	2.200%	10/30/20	300	294
	American Express Co.	3.700%	11/5/21	200	202
	American Express Co.	2.500%	8/1/22	500	482
	American Express Co.	2.650%	12/2/22	225	218
	American Express Co.	3.400%	2/27/23	300	298
	American Express Co.	3.700%	8/3/23	325	326
	American Express Co.	3.000%	10/30/24	300	288
	American Express Co.	3.625%	12/5/24	150	147
	American Express Co.	4.200%	11/6/25	150	153
	American Express Co.	4.050%	12/3/42	67	64
	American Express Credit Corp.	2.200%	3/3/20	250	247
	American Express Credit Corp.	2.375%	5/26/20	330	326
	American Express Credit Corp.	2.600%	9/14/20	300	297
	American Express Credit Corp.	2.250%	5/5/21	275	268
	American Express Credit Corp.	2.700%	3/3/22	300	293
	American Express Credit Corp.	3.300%	5/3/27	350	340
	Associated Bank NA	3.500%	8/13/21	50	50
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	250	246
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	200	197
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	300	297
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	325	317
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	250	244
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	200	195
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	200	193
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	248
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	247
	Banco Santander SA	3.848%	4/12/23	200	194
	Banco Santander SA	5.179%	11/19/25	450	446
	Banco Santander SA	3.800%	2/23/28	200	178
	Banco Santander SA	4.379%	4/12/28	200	186
	Bank of America Corp.	2.250%	4/21/20	500	494
	Bank of America Corp.	2.625%	10/19/20	525	519
	Bank of America Corp.	2.625%	4/19/21	755	745
5	Bank of America Corp.	2.369%	7/21/21	500	491
5	Bank of America Corp.	2.328%	10/1/21	350	343
5	Bank of America Corp.	2.738%	1/23/22	250	246
5	Bank of America Corp.	3.499%	5/17/22	175	175
	Bank of America Corp.	2.503%	10/21/22	300	288
	Bank of America Corp.	3.300%	1/11/23	650	640
5	Bank of America Corp.	3.124%	1/20/23	145	142
5	Bank of America Corp.	2.881%	4/24/23	1,000	973
5	Bank of America Corp.	2.816%	7/21/23	1,250	1,210
	Bank of America Corp.	4.100%	7/24/23	300	304
	Bank of America Corp.	3.004%	12/20/23	1,346	1,308
	Bank of America Corp.	4.125%	1/22/24	325	329
5	Bank of America Corp.	3.550%	3/5/24	600	592
	Bank of America Corp.	4.000%	4/1/24	392	395
5	Bank of America Corp.	3.864%	7/23/24	125	125
	Bank of America Corp.	4.200%	8/26/24	475	471
	Bank of America Corp.	4.000%	1/22/25	455	445
	Bank of America Corp.	3.950%	4/21/25	500	485

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Bank of America Corp.	3.093%	10/1/25	350	331
5	Bank of America Corp.	3.366%	1/23/26	300	287
	Bank of America Corp.	4.450%	3/3/26	675	667
	Bank of America Corp.	3.500%	4/19/26	100	96
	Bank of America Corp.	4.250%	10/22/26	725	705
	Bank of America Corp.	3.248%	10/21/27	750	695
	Bank of America Corp.	4.183%	11/25/27	375	360
5	Bank of America Corp.	3.824%	1/20/28	425	411
5	Bank of America Corp.	3.705%	4/24/28	350	335
5	Bank of America Corp.	3.593%	7/21/28	600	568
	Bank of America Corp.	3.419%	12/20/28	1,334	1,247
5	Bank of America Corp.	3.970%	3/5/29	200	194
5	Bank of America Corp.	4.271%	7/23/29	100	100
	Bank of America Corp.	6.110%	1/29/37	335	372
5	Bank of America Corp.	4.244%	4/24/38	350	334
	Bank of America Corp.	7.750%	5/14/38	340	444
	Bank of America Corp.	5.875%	2/7/42	300	347
	Bank of America Corp.	5.000%	1/21/44	750	782
	Bank of America Corp.	4.875%	4/1/44	300	308
	Bank of America Corp.	4.750%	4/21/45	100	99
5	Bank of America Corp.	4.443%	1/20/48	100	97
	Bank of America NA	6.000%	10/15/36	250	289
	Bank of Montreal	3.100%	7/13/20	200	199
	Bank of Montreal	3.100%	4/13/21	325	325
	Bank of Montreal	1.900%	8/27/21	325	315
	Bank of Montreal	2.350%	9/11/22	46	44
	Bank of Montreal	2.550%	11/6/22	104	101
5	Bank of Montreal	4.338%	10/5/28	100	100
5	Bank of Montreal	3.803%	12/15/32	1,000	930
	Bank of New York Mellon Corp.	2.600%	8/17/20	175	174
	Bank of New York Mellon Corp.	2.450%	11/27/20	150	148
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	244
	Bank of New York Mellon Corp.	3.550%	9/23/21	100	101
	Bank of New York Mellon Corp.	2.600%	2/7/22	200	196
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	192
	Bank of New York Mellon Corp.	3.500%	4/28/23	200	200
5	Bank of New York Mellon Corp.	2.661%	5/16/23	200	195
	Bank of New York Mellon Corp.	3.450%	8/11/23	150	150
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	213
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	147
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	241
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	188
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	114
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	145
5	Bank of New York Mellon Corp.	3.442%	2/7/28	150	146
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	182
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	94
	Bank of Nova Scotia	2.150%	7/14/20	200	197
	Bank of Nova Scotia	2.350%	10/21/20	950	938
	Bank of Nova Scotia	2.800%	7/21/21	420	415
	Bank of Nova Scotia	2.700%	3/7/22	250	245
	Bank of Nova Scotia	4.500%	12/16/25	300	297
	Barclays Bank plc	2.650%	1/11/21	200	196
	Barclays plc	2.875%	6/8/20	500	492
	Barclays plc	3.250%	1/12/21	300	294
	Barclays plc	3.200%	8/10/21	150	146
	Barclays plc	3.684%	1/10/23	100	96
5	Barclays plc	4.610%	2/15/23	200	198
5	Barclays plc	4.338%	5/16/24	1,000	974
	Barclays plc	3.650%	3/16/25	350	325
	Barclays plc	4.375%	1/12/26	300	285
	Barclays plc	4.337%	1/10/28	200	185
5	Barclays plc	4.972%	5/16/29	200	192
	Barclays plc	5.250%	8/17/45	250	230
	Barclays plc	4.950%	1/10/47	200	178
	BB&T Corp.	2.450%	1/15/20	130	129
	BB&T Corp.	2.150%	2/1/21	125	122
	BB&T Corp.	2.050%	5/10/21	175	170
	BB&T Corp.	3.200%	9/3/21	150	151
	BB&T Corp.	2.750%	4/1/22	175	172
	BB&T Corp.	3.750%	12/6/23	250	253
	BB&T Corp.	2.850%	10/26/24	100	96
	BB&T Corp.	3.700%	6/5/25	175	175
	BNP Paribas SA	2.375%	5/21/20	375	371
	BNP Paribas SA	5.000%	1/15/21	475	492
	BPCE SA	2.250%	1/27/20	125	124
	BPCE SA	2.650%	2/3/21	275	270
	BPCE SA	2.750%	12/2/21	250	243
10	BPCE SA	3.000%	5/22/22	250	242
	BPCE SA	4.000%	4/15/24	325	328
	BPCE SA	3.375%	12/2/26	250	235
	Branch Banking & Trust Co.	2.250%	6/1/20	400	395
	Branch Banking & Trust Co.	2.625%	1/15/22	250	245
	Branch Banking & Trust Co.	3.625%	9/16/25	500	493
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	200	196
	Canadian Imperial Bank of Commerce	2.700%	2/2/21	150	148
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	340
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	201
	Capital One Bank USA NA	3.375%	2/15/23	235	227
	Capital One Financial Corp.	2.500%	5/12/20	250	247
	Capital One Financial Corp.	2.400%	10/30/20	250	245
	Capital One Financial Corp.	4.750%	7/15/21	50	51
	Capital One Financial Corp.	3.050%	3/9/22	175	171
	Capital One Financial Corp.	3.200%	1/30/23	350	340
	Capital One Financial Corp.	3.500%	6/15/23	27	26
	Capital One Financial Corp.	3.750%	4/24/24	175	171
	Capital One Financial Corp.	3.300%	10/30/24	225	212
	Capital One Financial Corp.	4.200%	10/29/25	175	168
	Capital One Financial Corp.	3.750%	7/28/26	500	458
	Capital One Financial Corp.	3.750%	3/9/27	100	93
	Capital One Financial Corp.	3.800%	1/31/28	300	277
	Capital One NA	2.250%	9/13/21	175	169
	Capital One NA	2.650%	8/8/22	500	480
	Citibank NA	3.050%	5/1/20	400	399
	Citibank NA	2.100%	6/12/20	175	172
	Citibank NA	2.125%	10/20/20	400	392
	Citibank NA	2.850%	2/12/21	200	198
	Citibank NA	3.400%	7/23/21	475	475
5,10	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	372	390
	Citigroup Inc.	2.450%	1/10/20	350	347
	Citigroup Inc.	2.400%	2/18/20	275	272
	Citigroup Inc.	5.375%	8/9/20	50	52
	Citigroup Inc.	2.700%	3/30/21	600	590
	Citigroup Inc.	2.350%	8/2/21	150	146
	Citigroup Inc.	2.900%	12/8/21	200	196
	Citigroup Inc.	4.500%	1/14/22	475	486
	Citigroup Inc.	2.750%	4/25/22	425	412
	Citigroup Inc.	2.700%	10/27/22	375	361
	Citigroup Inc.	3.375%	3/1/23	150	148
	Citigroup Inc.	3.500%	5/15/23	675	663
5	Citigroup Inc.	2.876%	7/24/23	450	436
	Citigroup Inc.	3.875%	10/25/23	350	351
	Citigroup Inc.	4.000%	8/5/24	125	123
	Citigroup Inc.	3.875%	3/26/25	350	339
	Citigroup Inc.	3.300%	4/27/25	175	167
	Citigroup Inc.	4.400%	6/10/25	1,400	1,370
	Citigroup Inc.	5.500%	9/13/25	75	79
	Citigroup Inc.	3.700%	1/12/26	350	337
	Citigroup Inc.	4.600%	3/9/26	275	272
	Citigroup Inc.	3.400%	5/1/26	25	23
	Citigroup Inc.	3.200%	10/21/26	875	809
	Citigroup Inc.	4.300%	11/20/26	75	72
	Citigroup Inc.	4.450%	9/29/27	1,000	964
5	Citigroup Inc.	3.887%	1/10/28	525	505
5	Citigroup Inc.	3.668%	7/24/28	850	803
	Citigroup Inc.	4.125%	7/25/28	250	235
5	Citigroup Inc.	3.520%	10/27/28	435	406
5	Citigroup Inc.	4.075%	4/23/29	190	185
	Citigroup Inc.	6.625%	6/15/32	100	116
	Citigroup Inc.	6.125%	8/25/36	75	83
5	Citigroup Inc.	3.878%	1/24/39	225	200

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup Inc.	8.125%	7/15/39	562	782
	Citigroup Inc.	5.875%	1/30/42	100	114
	Citigroup Inc.	5.300%	5/6/44	375	382
	Citigroup Inc.	4.650%	7/30/45	200	195
	Citigroup Inc.	4.750%	5/18/46	375	350
	Citigroup Inc.	4.650%	7/23/48	450	442
	Citizens Bank NA	2.250%	3/2/20	175	173
	Citizens Bank NA	2.200%	5/26/20	150	148
	Citizens Bank NA	2.250%	10/30/20	200	196
	Citizens Bank NA	2.550%	5/13/21	200	196
	Citizens Bank NA	2.650%	5/26/22	125	121
	Citizens Financial Group Inc.	4.300%	12/3/25	125	123
	Comerica Bank	4.000%	7/27/25	50	50
	Comerica Inc.	3.700%	7/31/23	200	200
	Commonwealth Bank of Australia	2.400%	11/2/20	350	345
	Commonwealth Bank of Australia	2.550%	3/15/21	175	172
10	Commonwealth Bank of Australia	2.750%	3/10/22	500	490
	Compass Bank	3.500%	6/11/21	150	149
	Compass Bank	2.875%	6/29/22	250	239
	Cooperatieve Rabobank UA	2.250%	1/14/20	250	248
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	153
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	590
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	245
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	531
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	124
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	178
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	268
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	589
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	211
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	110
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	273
	Cooperatieve Rabobank UA	5.250%	8/4/45	600	617
	Credit Suisse AG	5.400%	1/14/20	325	330
	Credit Suisse AG	3.000%	10/29/21	600	591
	Credit Suisse AG	3.625%	9/9/24	575	563
10	Credit Suisse Group AG	3.574%	1/9/23	500	488
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	250	248
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	250	248
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	275	274
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	750	746
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	575	563
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	250	239
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	375	371
	Deutsche Bank AG	2.700%	7/13/20	625	606
	Deutsche Bank AG	2.950%	8/20/20	100	97
	Deutsche Bank AG	3.125%	1/13/21	100	97
	Deutsche Bank AG	3.150%	1/22/21	275	265
	Deutsche Bank AG	4.250%	10/14/21	700	690
	Deutsche Bank AG	3.300%	11/16/22	500	464
	Deutsche Bank AG	3.950%	2/27/23	300	282
	Deutsche Bank AG	3.700%	5/30/24	225	204
	Deutsche Bank AG	4.100%	1/13/26	100	91
	Discover Bank	3.200%	8/9/21	100	99
	Discover Bank	3.350%	2/6/23	150	146
	Discover Bank	4.200%	8/8/23	300	300
	Discover Bank	3.450%	7/27/26	100	92
	Discover Bank	4.650%	9/13/28	250	247
	Discover Financial Services	3.850%	11/21/22	200	199
	Discover Financial Services	3.950%	11/6/24	525	518
	Discover Financial Services	3.750%	3/4/25	100	96
	Fifth Third Bancorp	3.500%	3/15/22	125	125
	Fifth Third Bancorp	4.300%	1/16/24	275	279
	Fifth Third Bancorp	3.950%	3/14/28	75	75
	Fifth Third Bancorp	8.250%	3/1/38	200	266
	Fifth Third Bank	2.200%	10/30/20	200	196
	Fifth Third Bank	2.250%	6/14/21	300	293
	Fifth Third Bank	3.350%	7/26/21	200	200
	Fifth Third Bank	3.950%	7/28/25	200	203
	Fifth Third Bank	3.850%	3/15/26	200	197
	First Horizon National Corp.	3.500%	12/15/20	100	100
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	52
	First Republic Bank	2.500%	6/6/22	100	97
	First Republic Bank	4.375%	8/1/46	75	70
	FirstMerit Bank NA	4.270%	11/25/26	150	145
	Goldman Sachs Bank USA	3.200%	6/5/20	200	200
	Goldman Sachs Capital I	6.345%	2/15/34	225	251
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	486
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	768
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	497
	Goldman Sachs Group Inc.	2.750%	9/15/20	550	544
	Goldman Sachs Group Inc.	2.875%	2/25/21	175	172
	Goldman Sachs Group Inc.	2.625%	4/25/21	150	146
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	674
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	482
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,232
	Goldman Sachs Group Inc.	3.000%	4/26/22	600	580
5	Goldman Sachs Group Inc.	2.876%	10/31/22	1,000	976
	Goldman Sachs Group Inc.	3.625%	1/22/23	425	418
	Goldman Sachs Group Inc.	3.200%	2/23/23	425	412
5	Goldman Sachs Group Inc.	2.908%	6/5/23	350	334
5	Goldman Sachs Group Inc.	2.905%	7/24/23	500	477
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	518
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	171
	Goldman Sachs Group Inc.	3.500%	1/23/25	750	711
5	Goldman Sachs Group Inc.	3.272%	9/29/25	550	515
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	192
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	189
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,159
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	423
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	330
5	Goldman Sachs Group Inc.	3.691%	6/5/28	500	466
5	Goldman Sachs Group Inc.	3.814%	4/23/29	400	373
5	Goldman Sachs Group Inc.	4.223%	5/1/29	650	626
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	55
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,108
5	Goldman Sachs Group Inc.	4.017%	10/31/38	350	308
5	Goldman Sachs Group Inc.	4.411%	4/23/39	400	376
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	771
	Goldman Sachs Group Inc.	4.800%	7/8/44	325	311
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	448
	Goldman Sachs Group Inc.	4.750%	10/21/45	325	310
	HSBC Bank USA NA	4.875%	8/24/20	250	255
	HSBC Bank USA NA	5.625%	8/15/35	250	273
	HSBC Bank USA NA	7.000%	1/15/39	250	313
	HSBC Holdings plc	3.400%	3/8/21	625	623
	HSBC Holdings plc	2.950%	5/25/21	800	789
	HSBC Holdings plc	2.650%	1/5/22	500	485
	HSBC Holdings plc	4.875%	1/14/22	160	165
	HSBC Holdings plc	4.000%	3/30/22	290	293
5	HSBC Holdings plc	3.262%	3/13/23	560	549
	HSBC Holdings plc	3.600%	5/25/23	200	198
5	HSBC Holdings plc	3.033%	11/22/23	200	193
	HSBC Holdings plc	4.250%	3/14/24	250	250
5	HSBC Holdings plc	3.950%	5/18/24	500	495
	HSBC Holdings plc	4.250%	8/18/25	150	146
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,083
	HSBC Holdings plc	3.900%	5/25/26	450	431
5	HSBC Holdings plc	4.292%	9/12/26	250	247
	HSBC Holdings plc	4.375%	11/23/26	350	339
5	HSBC Holdings plc	4.041%	3/13/28	900	861
5	HSBC Holdings plc	4.583%	6/19/29	400	396
	HSBC Holdings plc	7.625%	5/17/32	100	126
	HSBC Holdings plc	7.350%	11/27/32	100	123
	HSBC Holdings plc	6.500%	5/2/36	350	398
	HSBC Holdings plc	6.500%	9/15/37	50	57

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	6.800%	6/1/38	200	237
	HSBC Holdings plc	5.250%	3/14/44	750	750
	HSBC USA Inc.	2.350%	3/5/20	375	371
	HSBC USA Inc.	2.750%	8/7/20	150	148
	HSBC USA Inc.	5.000%	9/27/20	300	306
	Huntington Bancshares Inc.	7.000%	12/15/20	25	27
	Huntington Bancshares Inc.	3.150%	3/14/21	100	100
	Huntington Bancshares Inc.	2.300%	1/14/22	200	193
	Huntington National Bank	2.375%	3/10/20	250	248
	Huntington National Bank	2.400%	4/1/20	150	148
	Huntington National Bank	3.250%	5/14/21	250	250
	Huntington National Bank	2.500%	8/7/22	200	193
	Huntington National Bank	3.550%	10/6/23	250	249
	ING Groep NV	3.150%	3/29/22	200	196
	ING Groep NV	4.100%	10/2/23	300	300
	ING Groep NV	3.950%	3/29/27	300	286
	ING Groep NV	4.550%	10/2/28	200	197
	Intesa Sanpaolo SPA	5.250%	1/12/24	225	221
	JPMorgan Chase & Co.	2.250%	1/23/20	1,976	1,956
	JPMorgan Chase & Co.	2.750%	6/23/20	965	959
	JPMorgan Chase & Co.	4.400%	7/22/20	475	484
	JPMorgan Chase & Co.	4.250%	10/15/20	200	203
	JPMorgan Chase & Co.	2.550%	10/29/20	450	445
	JPMorgan Chase & Co.	2.550%	3/1/21	850	837
	JPMorgan Chase & Co.	4.625%	5/10/21	250	257
	JPMorgan Chase & Co.	2.400%	6/7/21	275	269
	JPMorgan Chase & Co.	2.295%	8/15/21	450	439
	JPMorgan Chase & Co.	4.350%	8/15/21	205	210
	JPMorgan Chase & Co.	4.500%	1/24/22	325	335
5	JPMorgan Chase & Co.	3.514%	6/18/22	200	200
	JPMorgan Chase & Co.	3.250%	9/23/22	750	743
	JPMorgan Chase & Co.	2.972%	1/15/23	970	946
	JPMorgan Chase & Co.	3.200%	1/25/23	750	740
5	JPMorgan Chase & Co.	2.776%	4/25/23	350	340
	JPMorgan Chase & Co.	3.375%	5/1/23	300	294
	JPMorgan Chase & Co.	2.700%	5/18/23	250	240
5	JPMorgan Chase & Co.	3.559%	4/23/24	325	323
	JPMorgan Chase & Co.	3.625%	5/13/24	500	496
5	JPMorgan Chase & Co.	3.797%	7/23/24	175	175
	JPMorgan Chase & Co.	3.875%	9/10/24	575	566
5	JPMorgan Chase & Co.	4.023%	12/5/24	300	302
	JPMorgan Chase & Co.	3.125%	1/23/25	400	381
5	JPMorgan Chase & Co.	3.220%	3/1/25	600	580
	JPMorgan Chase & Co.	3.900%	7/15/25	300	297
	JPMorgan Chase & Co.	3.300%	4/1/26	685	653
	JPMorgan Chase & Co.	3.200%	6/15/26	300	282
	JPMorgan Chase & Co.	2.950%	10/1/26	875	808
	JPMorgan Chase & Co.	4.125%	12/15/26	450	441
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	935
5	JPMorgan Chase & Co.	3.782%	2/1/28	625	605
5	JPMorgan Chase & Co.	3.540%	5/1/28	350	334
5	JPMorgan Chase & Co.	3.509%	1/23/29	425	403
5	JPMorgan Chase & Co.	4.005%	4/23/29	300	298
5	JPMorgan Chase & Co.	4.203%	7/23/29	200	199
5	JPMorgan Chase & Co.	4.452%	12/5/29	350	356
	JPMorgan Chase & Co.	6.400%	5/15/38	450	556
	JPMorgan Chase & Co.	5.500%	10/15/40	450	500
	JPMorgan Chase & Co.	5.600%	7/15/41	450	509
	JPMorgan Chase & Co.	5.400%	1/6/42	150	165
	JPMorgan Chase & Co.	5.625%	8/16/43	300	333
	JPMorgan Chase & Co.	4.950%	6/1/45	100	102
5	JPMorgan Chase & Co.	4.260%	2/22/48	375	349
5	JPMorgan Chase & Co.	4.032%	7/24/48	500	452
5	JPMorgan Chase & Co.	3.964%	11/15/48	500	449
5	JPMorgan Chase & Co.	3.897%	1/23/49	400	354
5	JPMorgan Chase Bank NA	2.604%	2/1/21	250	248
5	JPMorgan Chase Bank NA	3.086%	4/26/21	400	399
	KeyBank NA	2.250%	3/16/20	500	494
	KeyBank NA	2.300%	9/14/22	200	193
	KeyBank NA	3.375%	3/7/23	250	250
	KeyBank NA	3.300%	6/1/25	125	122
	KeyCorp	5.100%	3/24/21	25	26
	KeyCorp	4.150%	10/29/25	150	153
	KeyCorp	4.100%	4/30/28	600	599
	Lloyds Bank plc	2.400%	3/17/20	50	49
	Lloyds Bank plc	6.375%	1/21/21	175	184
	Lloyds Bank plc	3.300%	5/7/21	200	198
	Lloyds Banking Group plc	3.000%	1/11/22	300	290
	Lloyds Banking Group plc	4.050%	8/16/23	900	886
5	Lloyds Banking Group plc	2.907%	11/7/23	400	378
	Lloyds Banking Group plc	4.450%	5/8/25	200	196
	Lloyds Banking Group plc	4.582%	12/10/25	700	659
	Lloyds Banking Group plc	3.750%	1/11/27	200	182
	Lloyds Banking Group plc	4.375%	3/22/28	250	237
	Lloyds Banking Group plc	4.550%	8/16/28	200	191
5	Lloyds Banking Group plc	3.574%	11/7/28	200	178
	Lloyds Banking Group plc	5.300%	12/1/45	200	183
	Lloyds Banking Group plc	4.344%	1/9/48	700	552
	M&T Bank Corp.	3.550%	7/26/23	200	202
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	173
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	225	222
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	403	399
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	200	201
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	386
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	292
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	299
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	744
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	95
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	249
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	522
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	228
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	489
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	239
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	199
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	199
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	50
	Mizuho Financial Group Inc.	3.549%	3/5/23	200	199
5	Mizuho Financial Group Inc.	3.922%	9/11/24	200	202
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	244
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	326
5	Mizuho Financial Group Inc.	4.254%	9/11/29	400	405
	Morgan Stanley	5.500%	1/26/20	275	281
	Morgan Stanley	2.650%	1/27/20	250	248
	Morgan Stanley	2.800%	6/16/20	800	794
	Morgan Stanley	5.500%	7/24/20	175	180
	Morgan Stanley	5.750%	1/25/21	250	261
	Morgan Stanley	2.500%	4/21/21	200	196
	Morgan Stanley	5.500%	7/28/21	75	79
	Morgan Stanley	2.625%	11/17/21	500	487
	Morgan Stanley	2.750%	5/19/22	600	582
	Morgan Stanley	4.875%	11/1/22	425	438
	Morgan Stanley	3.125%	1/23/23	750	733
	Morgan Stanley	3.750%	2/25/23	675	673
5	Morgan Stanley	3.737%	4/24/24	750	746
	Morgan Stanley	3.875%	4/29/24	545	541
	Morgan Stanley	3.700%	10/23/24	650	639
	Morgan Stanley	4.000%	7/23/25	230	227
	Morgan Stanley	5.000%	11/24/25	650	663
	Morgan Stanley	3.875%	1/27/26	225	219
	Morgan Stanley	3.125%	7/27/26	700	644
	Morgan Stanley	6.250%	8/9/26	425	469
	Morgan Stanley	4.350%	9/8/26	400	388
	Morgan Stanley	3.625%	1/20/27	850	809
	Morgan Stanley	3.950%	4/23/27	325	306
5	Morgan Stanley	3.591%	7/22/28	875	826
5	Morgan Stanley	3.772%	1/24/29	575	551
	Morgan Stanley	7.250%	4/1/32	150	191
5	Morgan Stanley	3.971%	7/22/38	375	345
5	Morgan Stanley	4.457%	4/22/39	250	243
	Morgan Stanley	6.375%	7/24/42	600	737
	Morgan Stanley	4.300%	1/27/45	475	447
	Morgan Stanley	4.375%	1/22/47	350	332

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	474
	MUFG Americas Holdings Corp.	3.000%	2/10/25	80	76
	National Australia Bank Ltd.	2.125%	5/22/20	600	592
	National Australia Bank Ltd.	1.875%	7/12/21	175	169
	National Australia Bank Ltd.	3.375%	9/20/21	250	250
	National Australia Bank Ltd.	3.700%	11/4/21	250	252
	National Australia Bank Ltd.	2.500%	5/22/22	550	533
	National Australia Bank Ltd.	3.000%	1/20/23	250	245
	National Australia Bank Ltd.	3.625%	6/20/23	250	250
	National Australia Bank Ltd.	3.375%	1/14/26	100	97
	National Australia Bank Ltd.	2.500%	7/12/26	200	182
	National Bank of Canada	2.150%	6/12/20	250	246
	National Bank of Canada	2.200%	11/2/20	200	196
	Northern Trust Corp.	3.450%	11/4/20	50	50
	Northern Trust Corp.	3.375%	8/23/21	100	101
	Northern Trust Corp.	3.950%	10/30/25	150	153
	Northern Trust Corp.	3.650%	8/3/28	100	100
5	Northern Trust Corp.	3.375%	5/8/32	50	47
	People’s United Bank NA	4.000%	7/15/24	100	100
	People’s United Financial Inc.	3.650%	12/6/22	100	100
	PNC Bank NA	2.000%	5/19/20	250	246
	PNC Bank NA	2.300%	6/1/20	150	148
	PNC Bank NA	2.450%	11/5/20	430	424
	PNC Bank NA	2.150%	4/29/21	250	244
	PNC Bank NA	2.550%	12/9/21	100	98
	PNC Bank NA	2.625%	2/17/22	175	171
	PNC Bank NA	3.300%	10/30/24	200	198
	PNC Bank NA	2.950%	2/23/25	150	144
	PNC Bank NA	3.250%	6/1/25	100	97
	PNC Bank NA	3.100%	10/25/27	250	238
	PNC Bank NA	3.250%	1/22/28	150	145
	PNC Bank NA	4.050%	7/26/28	250	253
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	124
	PNC Financial Services Group Inc.	3.150%	5/19/27	450	431
	PNC Funding Corp.	5.125%	2/8/20	150	153
	PNC Funding Corp.	4.375%	8/11/20	475	484
	PNC Funding Corp.	3.300%	3/8/22	440	439
5	Regions Bank	3.374%	8/13/21	150	149
	Regions Bank	6.450%	6/26/37	250	291
	Regions Financial Corp.	3.200%	2/8/21	100	99
	Regions Financial Corp.	3.800%	8/14/23	200	200
	Royal Bank of Canada	2.125%	3/2/20	1,150	1,138
	Royal Bank of Canada	2.150%	10/26/20	200	197
	Royal Bank of Canada	2.500%	1/19/21	200	198
	Royal Bank of Canada	2.750%	2/1/22	300	296
	Royal Bank of Canada	3.700%	10/5/23	100	100
	Royal Bank of Canada	4.650%	1/27/26	250	256
	Royal Bank of Scotland Group plc	6.125%	12/15/22	100	102
5	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	480
	Royal Bank of Scotland Group plc	6.100%	6/10/23	195	198
	Royal Bank of Scotland Group plc	3.875%	9/12/23	800	767
	Royal Bank of Scotland Group plc	6.000%	12/19/23	100	102
	Royal Bank of Scotland Group plc	5.125%	5/28/24	500	485
5	Royal Bank of Scotland Group plc	4.519%	6/25/24	300	294
5	Royal Bank of Scotland Group plc	4.892%	5/18/29	1,000	954
5	Royal Bank of Scotland Group plc	5.076%	1/27/30	200	193
	Santander Holdings USA Inc.	4.450%	12/3/21	200	203
	Santander Holdings USA Inc.	3.700%	3/28/22	700	686
	Santander Holdings USA Inc.	3.400%	1/18/23	115	110
	Santander Holdings USA Inc.	4.500%	7/17/25	125	123
	Santander Holdings USA Inc.	4.400%	7/13/27	250	236
	Santander UK Group Holdings plc	3.125%	1/8/21	550	540
	Santander UK Group Holdings plc	2.875%	8/5/21	225	218
	Santander UK Group Holdings plc	3.571%	1/10/23	200	192
5	Santander UK Group Holdings plc	3.823%	11/3/28	200	180
	Santander UK plc	2.375%	3/16/20	150	148
	Santander UK plc	2.125%	11/3/20	200	195
	Santander UK plc	3.400%	6/1/21	200	199
	Santander UK plc	3.750%	11/15/21	200	200
	Santander UK plc	4.000%	3/13/24	150	150
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	250	247
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	296
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	250	241
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	245
	State Street Corp.	1.950%	5/19/21	125	121
5	State Street Corp.	2.653%	5/15/23	300	292
	State Street Corp.	3.100%	5/15/23	400	393
	State Street Corp.	3.700%	11/20/23	83	84
5	State Street Corp.	3.776%	12/3/24	200	201
	State Street Corp.	3.550%	8/18/25	225	225
	State Street Corp.	2.650%	5/19/26	125	117
5	State Street Corp.	4.141%	12/3/29	200	206
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	250	248
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	300	298
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	197
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	247
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	102
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	252
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	245
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	336
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	242
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	462
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	245
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	195
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	194
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	246
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	202
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	204
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	148
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	114
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	164
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	671
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	290
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	300	299
	SunTrust Bank	2.250%	1/31/20	200	198
5	SunTrust Bank	2.590%	1/29/21	100	99
5	SunTrust Bank	3.502%	8/2/22	250	249
	SunTrust Bank	3.000%	2/2/23	75	73
5	SunTrust Bank	3.689%	8/2/24	250	250
	SunTrust Bank	3.300%	5/15/26	200	189
	SunTrust Banks Inc.	2.900%	3/3/21	75	74
	SunTrust Banks Inc.	2.700%	1/27/22	125	122
	SVB Financial Group	3.500%	1/29/25	100	96
	Svenska Handelsbanken AB	2.450%	3/30/21	300	294
	Svenska Handelsbanken AB	3.350%	5/24/21	200	200
	Svenska Handelsbanken AB	1.875%	9/7/21	350	338
	Synchrony Bank	3.650%	5/24/21	500	489
	Synchrony Bank	3.000%	6/15/22	100	93
	Synchrony Financial	2.700%	2/3/20	375	369
	Synchrony Financial	4.250%	8/15/24	250	230
	Synchrony Financial	4.500%	7/23/25	500	455
	Synchrony Financial	3.700%	8/4/26	125	106
	Synchrony Financial	3.950%	12/1/27	300	252
	Synovus Financial Corp.	3.125%	11/1/22	50	47
	Toronto-Dominion Bank	3.000%	6/11/20	200	200
	Toronto-Dominion Bank	3.150%	9/17/20	400	401
	Toronto-Dominion Bank	2.500%	12/14/20	100	99
	Toronto-Dominion Bank	2.550%	1/25/21	450	445
	Toronto-Dominion Bank	2.125%	4/7/21	175	171
	Toronto-Dominion Bank	3.250%	6/11/21	600	602
	Toronto-Dominion Bank	1.800%	7/13/21	150	145
	UBS AG	2.350%	3/26/20	175	173
	UBS AG	4.875%	8/4/20	50	51
10	UBS AG	2.450%	12/1/20	200	197
	US Bancorp	2.350%	1/29/21	100	99
	US Bancorp	4.125%	5/24/21	250	256
	US Bancorp	2.625%	1/24/22	200	197
	US Bancorp	3.000%	3/15/22	125	124
	US Bancorp	2.950%	7/15/22	400	394
	US Bancorp	3.700%	1/30/24	150	152
	US Bancorp	3.600%	9/11/24	50	50
	US Bancorp	3.950%	11/17/25	100	103

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	US Bancorp	3.100%	4/27/26	300	284
	US Bancorp	3.150%	4/27/27	275	264
	US Bancorp	3.900%	4/26/28	150	153
	US Bank NA	2.350%	1/23/20	100	99
	US Bank NA	3.050%	7/24/20	250	250
	US Bank NA	2.050%	10/23/20	250	245
	US Bank NA	2.850%	1/23/23	250	245
	US Bank NA	3.400%	7/24/23	250	250
	US Bank NA	2.800%	1/27/25	500	479
	Wachovia Corp.	6.605%	10/1/25	265	299
	Wells Fargo & Co.	2.600%	7/22/20	350	347
	Wells Fargo & Co.	2.550%	12/7/20	300	296
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,325
	Wells Fargo & Co.	4.600%	4/1/21	475	486
	Wells Fargo & Co.	2.100%	7/26/21	350	339
	Wells Fargo & Co.	3.500%	3/8/22	450	448
	Wells Fargo & Co.	2.625%	7/22/22	775	746
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,461
	Wells Fargo & Co.	3.450%	2/13/23	350	343
	Wells Fargo & Co.	3.300%	9/9/24	400	387
	Wells Fargo & Co.	3.000%	2/19/25	425	401
	Wells Fargo & Co.	3.000%	4/22/26	525	488
	Wells Fargo & Co.	4.100%	6/3/26	575	561
	Wells Fargo & Co.	3.000%	10/23/26	675	625
	Wells Fargo & Co.	4.300%	7/22/27	475	467
5	Wells Fargo & Co.	3.584%	5/22/28	500	480
	Wells Fargo & Co.	5.375%	2/7/35	200	222
	Wells Fargo & Co.	5.375%	11/2/43	500	523
	Wells Fargo & Co.	5.606%	1/15/44	600	653
	Wells Fargo & Co.	4.650%	11/4/44	325	308
	Wells Fargo & Co.	3.900%	5/1/45	500	463
	Wells Fargo & Co.	4.900%	11/17/45	250	246
	Wells Fargo & Co.	4.400%	6/14/46	300	278
	Wells Fargo & Co.	4.750%	12/7/46	350	338
	Wells Fargo Bank NA	2.400%	1/15/20	500	496
	Wells Fargo Bank NA	2.600%	1/15/21	250	247
5	Wells Fargo Bank NA	3.325%	7/23/21	250	250
	Wells Fargo Bank NA	3.625%	10/22/21	450	451
	Wells Fargo Bank NA	3.550%	8/14/23	250	249
	Wells Fargo Bank NA	5.950%	8/26/36	200	230
	Wells Fargo Bank NA	5.850%	2/1/37	300	341
	Wells Fargo Bank NA	6.600%	1/15/38	225	278
	Westpac Banking Corp.	2.150%	3/6/20	300	297
	Westpac Banking Corp.	3.050%	5/15/20	125	125
	Westpac Banking Corp.	2.600%	11/23/20	250	247
	Westpac Banking Corp.	2.100%	5/13/21	600	583
	Westpac Banking Corp.	2.000%	8/19/21	275	266
	Westpac Banking Corp.	2.500%	6/28/22	1,000	968
	Westpac Banking Corp.	2.750%	1/11/23	200	194
	Westpac Banking Corp.	3.650%	5/15/23	75	75
	Westpac Banking Corp.	2.850%	5/13/26	400	372
	Westpac Banking Corp.	2.700%	8/19/26	175	161
	Westpac Banking Corp.	3.350%	3/8/27	250	240
5	Westpac Banking Corp.	4.322%	11/23/31	500	472
	Zions Bancorp NA	3.500%	8/27/21	250	250

	Brokerage (0.3%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	102
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	122
	Ameriprise Financial Inc.	5.300%	3/15/20	125	128
	Ameriprise Financial Inc.	4.000%	10/15/23	250	256
	Ameriprise Financial Inc.	3.700%	10/15/24	100	99
	BGC Partners Inc.	5.125%	5/27/21	50	50
	BlackRock Inc.	4.250%	5/24/21	125	128
	BlackRock Inc.	3.375%	6/1/22	175	176
	BlackRock Inc.	3.500%	3/18/24	175	175
	BlackRock Inc.	3.200%	3/15/27	100	97
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	103
	Brookfield Finance Inc.	4.250%	6/2/26	50	49
	Brookfield Finance Inc.	3.900%	1/25/28	125	117
	Brookfield Finance Inc.	4.700%	9/20/47	150	140
	Brookfield Finance LLC	4.000%	4/1/24	125	124
	Cboe Global Markets Inc.	3.650%	1/12/27	110	107
	Charles Schwab Corp.	3.250%	5/21/21	125	125
	Charles Schwab Corp.	3.225%	9/1/22	300	299
	Charles Schwab Corp.	2.650%	1/25/23	100	98
	Charles Schwab Corp.	3.550%	2/1/24	125	126
	Charles Schwab Corp.	3.850%	5/21/25	25	25
	Charles Schwab Corp.	3.200%	3/2/27	250	241
	Charles Schwab Corp.	3.200%	1/25/28	100	96
	Charles Schwab Corp.	4.000%	2/1/29	125	128
	CME Group Inc.	3.000%	9/15/22	125	124
	CME Group Inc.	3.000%	3/15/25	125	122
	CME Group Inc.	5.300%	9/15/43	150	174
	CME Group Inc.	4.150%	6/15/48	125	128
	E*TRADE Financial Corp.	3.800%	8/24/27	75	71
	E*TRADE Financial Corp.	4.500%	6/20/28	65	64
	Eaton Vance Corp.	3.625%	6/15/23	50	50
	Eaton Vance Corp.	3.500%	4/6/27	100	97
	Franklin Resources Inc.	2.800%	9/15/22	225	220
	Intercontinental Exchange Inc.	2.350%	9/15/22	100	97
	Intercontinental Exchange Inc.	3.450%	9/21/23	100	101
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	154
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	301
	Intercontinental Exchange Inc.	3.100%	9/15/27	150	142
	Intercontinental Exchange Inc.	3.750%	9/21/28	75	75
	Intercontinental Exchange Inc.	4.250%	9/21/48	175	172
	Invesco Finance plc	3.125%	11/30/22	175	171
	Invesco Finance plc	4.000%	1/30/24	450	449
	Invesco Finance plc	3.750%	1/15/26	170	165
	Invesco Finance plc	5.375%	11/30/43	75	80
	Janus Capital Group Inc.	4.875%	8/1/25	75	74
	Jefferies Financial Group Inc.	5.500%	10/18/23	150	153
	Jefferies Group LLC	6.875%	4/15/21	105	112
	Jefferies Group LLC	5.125%	1/20/23	100	102
	Jefferies Group LLC	4.850%	1/15/27	200	192
	Jefferies Group LLC	6.450%	6/8/27	50	52
	Jefferies Group LLC	6.250%	1/15/36	75	75
	Jefferies Group LLC	6.500%	1/20/43	75	75
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	257
	Lazard Group LLC	3.750%	2/13/25	50	48
	Lazard Group LLC	3.625%	3/1/27	100	94
	Lazard Group LLC	4.500%	9/19/28	100	100
	Legg Mason Inc.	4.750%	3/15/26	100	102
	Legg Mason Inc.	5.625%	1/15/44	100	100
	Nasdaq Inc.	5.550%	1/15/20	175	179
	Nasdaq Inc.	4.250%	6/1/24	75	76
	Nasdaq Inc.	3.850%	6/30/26	100	96
	Nomura Holdings Inc.	6.700%	3/4/20	200	207
	Raymond James Financial Inc.	3.625%	9/15/26	75	71
	Raymond James Financial Inc.	4.950%	7/15/46	210	205
	Stifel Financial Corp.	3.500%	12/1/20	50	50
	Stifel Financial Corp.	4.250%	7/18/24	150	151
	TD Ameritrade Holding Corp.	2.950%	4/1/22	125	124
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	99
	TD Ameritrade Holding Corp.	3.300%	4/1/27	125	120

	Finance Companies (0.2%)
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	4.250%	7/1/20	350	350
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	4.625%	10/30/20	150	151
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	4.500%	5/15/21	150	150
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	5.000%	10/1/21	200	203
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	3.950%	2/1/22	125	123
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	3.500%	5/26/22	100	97

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	175	175
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	119
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	118
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	150	130
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	150	131
	Air Lease Corp.	2.125%	1/15/20	50	49
	Air Lease Corp.	4.750%	3/1/20	75	76
	Air Lease Corp.	2.500%	3/1/21	250	244
	Air Lease Corp.	3.875%	4/1/21	75	75
	Air Lease Corp.	3.375%	6/1/21	75	74
	Air Lease Corp.	3.750%	2/1/22	300	296
	Air Lease Corp.	2.625%	7/1/22	100	95
	Air Lease Corp.	2.750%	1/15/23	100	95
	Air Lease Corp.	3.875%	7/3/23	100	98
	Air Lease Corp.	4.250%	9/15/24	75	74
	Air Lease Corp.	3.250%	3/1/25	150	138
	Air Lease Corp.	3.625%	4/1/27	75	66
	Air Lease Corp.	3.625%	12/1/27	100	88
	Air Lease Corp.	4.625%	10/1/28	100	95
	Aircastle Ltd.	4.400%	9/25/23	125	122
	Ares Capital Corp.	3.875%	1/15/20	75	75
	Ares Capital Corp.	3.500%	2/10/23	250	237
	Ares Capital Corp.	4.250%	3/1/25	100	96
	GATX Corp.	3.250%	3/30/25	125	118
	GATX Corp.	3.250%	9/15/26	50	46
	GATX Corp.	3.850%	3/30/27	175	166
	GATX Corp.	3.500%	3/15/28	100	92
	GATX Corp.	4.550%	11/7/28	150	149
	GATX Corp.	4.500%	3/30/45	50	46
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	1,237	1,194
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	358	318
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	2,268	1,909
	International Lease Finance Corp.	8.250%	12/15/20	200	215
	International Lease Finance Corp.	4.625%	4/15/21	89	89
	International Lease Finance Corp.	8.625%	1/15/22	115	128
	International Lease Finance Corp.	5.875%	8/15/22	160	165
	Prospect Capital Corp.	5.875%	3/15/23	40	40

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	66
	AEGON Funding Co. LLC	5.750%	12/15/20	81	85
	Aetna Inc.	2.750%	11/15/22	200	192
	Aetna Inc.	2.800%	6/15/23	125	119
	Aetna Inc.	3.500%	11/15/24	125	120
	Aetna Inc.	6.625%	6/15/36	130	153
	Aetna Inc.	6.750%	12/15/37	100	119
	Aetna Inc.	4.500%	5/15/42	75	68
	Aetna Inc.	4.125%	11/15/42	75	65
	Aetna Inc.	3.875%	8/15/47	300	252
	Aflac Inc.	4.000%	2/15/22	50	51
	Aflac Inc.	3.625%	6/15/23	125	126
	Aflac Inc.	3.625%	11/15/24	125	124
	Aflac Inc.	3.250%	3/17/25	125	122
	Aflac Inc.	2.875%	10/15/26	75	70
	Aflac Inc.	4.000%	10/15/46	50	46
	Aflac Inc.	4.750%	1/15/49	115	118
	Alleghany Corp.	5.625%	9/15/20	100	103
	Alleghany Corp.	4.900%	9/15/44	100	99
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	73
	Allstate Corp.	3.150%	6/15/23	100	100
	Allstate Corp.	5.550%	5/9/35	75	85
	Allstate Corp.	4.500%	6/15/43	125	127
	Allstate Corp.	4.200%	12/15/46	200	195
5	Allstate Corp.	5.750%	8/15/53	75	73
5	Allstate Corp.	6.500%	5/15/67	100	103
	Alterra Finance LLC	6.250%	9/30/20	55	57
	American Financial Group Inc.	3.500%	8/15/26	50	47
	American Financial Group Inc.	4.500%	6/15/47	110	98
	American International Group Inc.	3.375%	8/15/20	125	125
	American International Group Inc.	6.400%	12/15/20	385	404
	American International Group Inc.	3.300%	3/1/21	275	274
	American International Group Inc.	4.875%	6/1/22	250	260
	American International Group Inc.	4.125%	2/15/24	170	170
	American International Group Inc.	4.200%	4/1/28	200	192
	American International Group Inc.	3.875%	1/15/35	200	172
	American International Group Inc.	4.700%	7/10/35	75	72
	American International Group Inc.	6.250%	5/1/36	475	519
	American International Group Inc.	4.500%	7/16/44	500	447
	American International Group Inc.	4.750%	4/1/48	100	92
5	American International Group Inc.	5.750%	4/1/48	125	110
	American International Group Inc.	4.375%	1/15/55	125	105
5	American International Group Inc.	8.175%	5/15/68	95	113
	Anthem Inc.	4.350%	8/15/20	100	102
	Anthem Inc.	2.500%	11/21/20	175	172
	Anthem Inc.	3.700%	8/15/21	125	126
	Anthem Inc.	3.125%	5/15/22	150	147
	Anthem Inc.	2.950%	12/1/22	150	146
	Anthem Inc.	3.300%	1/15/23	600	590
	Anthem Inc.	3.500%	8/15/24	75	73
	Anthem Inc.	3.350%	12/1/24	160	155
	Anthem Inc.	3.650%	12/1/27	300	287
	Anthem Inc.	4.101%	3/1/28	400	392
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	85
	Anthem Inc.	6.375%	6/15/37	75	90
	Anthem Inc.	4.625%	5/15/42	175	168
	Anthem Inc.	4.650%	1/15/43	275	267
	Anthem Inc.	5.100%	1/15/44	100	102
	Anthem Inc.	4.375%	12/1/47	300	280
	Anthem Inc.	4.550%	3/1/48	155	149
	Anthem Inc.	4.850%	8/15/54	50	48
	Aon Corp.	5.000%	9/30/20	150	154
	Aon Corp.	8.205%	1/1/27	25	29
	Aon Corp.	4.500%	12/15/28	100	101
	Aon Corp.	6.250%	9/30/40	100	118
	Aon plc	3.500%	6/14/24	100	98
	Aon plc	3.875%	12/15/25	200	197
	Aon plc	4.600%	6/14/44	175	168
	Aon plc	4.750%	5/15/45	100	98
	Arch Capital Finance LLC	4.011%	12/15/26	100	100
	Arch Capital Finance LLC	5.031%	12/15/46	100	103
	Arch Capital Group Ltd.	7.350%	5/1/34	50	63
	Arch Capital Group US Inc.	5.144%	11/1/43	50	52
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	176
	Assurant Inc.	4.000%	3/15/23	50	50
	Assurant Inc.	4.200%	9/27/23	100	100
	Assurant Inc.	4.900%	3/27/28	100	100
	Assurant Inc.	6.750%	2/15/34	50	57
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	76
	Athene Holding Ltd.	4.125%	1/12/28	200	181
10	AXA Equitable Holdings Inc.	3.900%	4/20/23	100	99
	AXA Equitable Holdings Inc.	7.000%	4/1/28	75	86
10	AXA Equitable Holdings Inc.	4.350%	4/20/28	930	885
10	AXA Equitable Holdings Inc.	5.000%	4/20/48	350	307
	AXA SA	8.600%	12/15/30	225	280
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	77
	AXIS Specialty Finance plc	4.000%	12/6/27	550	527
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	275
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	128
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	149
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	89
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	127
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	225	226

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	700	698
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	197
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	124
	Berkshire Hathaway Inc.	2.750%	3/15/23	250	245
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	702
	Berkshire Hathaway Inc.	4.500%	2/11/43	175	182
	Brighthouse Financial Inc.	3.700%	6/22/27	250	211
	Brighthouse Financial Inc.	4.700%	6/22/47	130	97
	Brown & Brown Inc.	4.200%	9/15/24	75	74
	Chubb Corp.	6.000%	5/11/37	125	151
	Chubb Corp.	6.500%	5/15/38	50	64
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	469
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	121
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	99
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	244
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	256
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	99
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	360
10	Cigna Corp.	3.200%	9/17/20	340	339
10	Cigna Corp.	3.400%	9/17/21	280	279
10	Cigna Corp.	3.750%	7/15/23	200	198
10	Cigna Corp.	4.125%	11/15/25	265	265
10	Cigna Corp.	4.375%	10/15/28	485	487
10	Cigna Corp.	4.800%	8/15/38	215	211
10	Cigna Corp.	4.900%	12/15/48	495	487
	Cigna Holding Co.	5.125%	6/15/20	50	51
	Cigna Holding Co.	4.375%	12/15/20	45	46
	Cigna Holding Co.	4.500%	3/15/21	25	26
	Cigna Holding Co.	4.000%	2/15/22	125	126
	Cigna Holding Co.	3.250%	4/15/25	250	238
	Cigna Holding Co.	7.875%	5/15/27	41	51
	Cigna Holding Co.	3.050%	10/15/27	225	204
	Cigna Holding Co.	5.375%	2/15/42	75	80
	Cigna Holding Co.	3.875%	10/15/47	120	100
	Cincinnati Financial Corp.	6.920%	5/15/28	100	120
	Cincinnati Financial Corp.	6.125%	11/1/34	75	87
	CNA Financial Corp.	5.875%	8/15/20	75	78
	CNA Financial Corp.	5.750%	8/15/21	75	79
	CNA Financial Corp.	4.500%	3/1/26	125	125
	CNA Financial Corp.	3.450%	8/15/27	100	93
	Coventry Health Care Inc.	5.450%	6/15/21	100	103
	Enstar Group Ltd.	4.500%	3/10/22	50	50
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	100
10	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	48
	First American Financial Corp.	4.600%	11/15/24	100	101
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	100
	Hartford Financial Services Group Inc.	5.125%	4/15/22	125	130
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	56
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	114
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	162
	Humana Inc.	2.900%	12/15/22	150	145
	Humana Inc.	3.850%	10/1/24	150	148
	Humana Inc.	3.950%	3/15/27	150	147
	Humana Inc.	4.625%	12/1/42	110	109
	Humana Inc.	4.950%	10/1/44	200	205
	Kemper Corp.	4.350%	2/15/25	40	39
	Lincoln National Corp.	6.250%	2/15/20	25	26
	Lincoln National Corp.	4.850%	6/24/21	50	51
	Lincoln National Corp.	4.200%	3/15/22	50	51
	Lincoln National Corp.	4.000%	9/1/23	50	50
	Lincoln National Corp.	3.625%	12/12/26	75	72
	Lincoln National Corp.	3.800%	3/1/28	100	96
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	6.300%	10/9/37	75	89
	Lincoln National Corp.	7.000%	6/15/40	160	201
	Loews Corp.	2.625%	5/15/23	75	73
	Loews Corp.	6.000%	2/1/35	50	57
	Loews Corp.	4.125%	5/15/43	100	92
	Manulife Financial Corp.	4.900%	9/17/20	275	283
	Manulife Financial Corp.	4.150%	3/4/26	175	177
5	Manulife Financial Corp.	4.061%	2/24/32	190	179
	Manulife Financial Corp.	5.375%	3/4/46	100	109
	Markel Corp.	4.900%	7/1/22	125	128
	Markel Corp.	3.500%	11/1/27	50	47
	Markel Corp.	4.300%	11/1/47	50	44
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	494
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	303
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	74
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	98
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	97
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	98
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	94
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	300	273
	Mercury General Corp.	4.400%	3/15/27	75	73
	MetLife Inc.	4.750%	2/8/21	100	102
	MetLife Inc.	3.048%	12/15/22	225	221
	MetLife Inc.	3.600%	4/10/24	175	175
	MetLife Inc.	3.000%	3/1/25	250	239
	MetLife Inc.	3.600%	11/13/25	500	493
	MetLife Inc.	6.500%	12/15/32	175	219
	MetLife Inc.	6.375%	6/15/34	100	121
	MetLife Inc.	5.700%	6/15/35	200	227
	MetLife Inc.	5.875%	2/6/41	325	377
	MetLife Inc.	4.125%	8/13/42	125	117
	MetLife Inc.	4.875%	11/13/43	175	180
	MetLife Inc.	4.721%	12/15/44	63	64
	MetLife Inc.	4.600%	5/13/46	120	120
5	MetLife Inc.	6.400%	12/15/66	210	213
	Old Republic International Corp.	4.875%	10/1/24	75	78
	Old Republic International Corp.	3.875%	8/26/26	100	94
	PartnerRe Finance B LLC	5.500%	6/1/20	100	103
	Primerica Inc.	4.750%	7/15/22	125	128
	Principal Financial Group Inc.	3.300%	9/15/22	50	49
	Principal Financial Group Inc.	3.125%	5/15/23	100	98
	Principal Financial Group Inc.	3.400%	5/15/25	75	73
	Principal Financial Group Inc.	3.100%	11/15/26	100	93
	Principal Financial Group Inc.	4.625%	9/15/42	50	49
	Principal Financial Group Inc.	4.350%	5/15/43	50	47
	Principal Financial Group Inc.	4.300%	11/15/46	75	70
5	Principal Financial Group Inc.	4.700%	5/15/55	65	63
	Progressive Corp.	3.750%	8/23/21	75	76
	Progressive Corp.	2.450%	1/15/27	150	137
	Progressive Corp.	6.625%	3/1/29	125	152
	Progressive Corp.	4.350%	4/25/44	50	50
	Progressive Corp.	4.125%	4/15/47	250	245
	Progressive Corp.	4.200%	3/15/48	155	154
	Prudential Financial Inc.	5.375%	6/21/20	100	103
	Prudential Financial Inc.	4.500%	11/15/20	250	257
	Prudential Financial Inc.	4.500%	11/16/21	75	78
	Prudential Financial Inc.	3.500%	5/15/24	125	126
	Prudential Financial Inc.	5.750%	7/15/33	100	114
	Prudential Financial Inc.	5.700%	12/14/36	125	141
	Prudential Financial Inc.	6.625%	12/1/37	65	79
	Prudential Financial Inc.	6.625%	6/21/40	65	80
5	Prudential Financial Inc.	5.875%	9/15/42	175	178
5	Prudential Financial Inc.	5.625%	6/15/43	375	370
	Prudential Financial Inc.	5.100%	8/15/43	50	53
5	Prudential Financial Inc.	5.200%	3/15/44	85	80
	Prudential Financial Inc.	4.600%	5/15/44	525	526
5	Prudential Financial Inc.	5.375%	5/15/45	250	235
	Prudential Financial Inc.	3.905%	12/7/47	182	163
5	Prudential Financial Inc.	5.700%	9/15/48	250	231
	Prudential Financial Inc.	3.935%	12/7/49	263	236
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	78
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	78
	RenaissanceRe Finance Inc.	3.450%	7/1/27	50	48
	Sompo International Holdings Ltd.	4.700%	10/15/22	100	102
	Sompo International Holdings Ltd.	7.000%	7/15/34	75	87
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	89
	Torchmark Corp.	3.800%	9/15/22	50	50
	Torchmark Corp.	4.550%	9/15/28	80	81
	Travelers Cos. Inc.	3.900%	11/1/20	125	127

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	6.250%	6/15/37	150	186
Travelers Cos. Inc.	4.300%	8/25/45	150	151
Travelers Cos. Inc.	4.000%	5/30/47	125	120
Trinity Acquisition plc	4.400%	3/15/26	100	99
UnitedHealth Group Inc.	2.700%	7/15/20	250	249
UnitedHealth Group Inc.	1.950%	10/15/20	100	98
UnitedHealth Group Inc.	4.700%	2/15/21	75	77
UnitedHealth Group Inc.	2.125%	3/15/21	225	220
UnitedHealth Group Inc.	3.375%	11/15/21	100	101
UnitedHealth Group Inc.	2.875%	12/15/21	125	124
UnitedHealth Group Inc.	3.350%	7/15/22	180	181
UnitedHealth Group Inc.	2.375%	10/15/22	150	145
UnitedHealth Group Inc.	2.750%	2/15/23	175	171
UnitedHealth Group Inc.	2.875%	3/15/23	25	25
UnitedHealth Group Inc.	3.500%	6/15/23	100	101
UnitedHealth Group Inc.	3.500%	2/15/24	100	101
UnitedHealth Group Inc.	3.750%	7/15/25	950	959
UnitedHealth Group Inc.	3.700%	12/15/25	75	76
UnitedHealth Group Inc.	3.100%	3/15/26	225	218
UnitedHealth Group Inc.	3.450%	1/15/27	75	74
UnitedHealth Group Inc.	3.375%	4/15/27	350	347
UnitedHealth Group Inc.	2.950%	10/15/27	150	142
UnitedHealth Group Inc.	3.850%	6/15/28	100	101
UnitedHealth Group Inc.	3.875%	12/15/28	150	152
UnitedHealth Group Inc.	4.625%	7/15/35	175	186
UnitedHealth Group Inc.	6.500%	6/15/37	50	64
UnitedHealth Group Inc.	6.625%	11/15/37	125	162
UnitedHealth Group Inc.	6.875%	2/15/38	245	319
UnitedHealth Group Inc.	5.950%	2/15/41	60	73
UnitedHealth Group Inc.	4.625%	11/15/41	110	116
UnitedHealth Group Inc.	4.375%	3/15/42	50	51
UnitedHealth Group Inc.	3.950%	10/15/42	175	168
UnitedHealth Group Inc.	4.250%	3/15/43	125	125
UnitedHealth Group Inc.	4.750%	7/15/45	305	324
UnitedHealth Group Inc.	4.200%	1/15/47	135	134
UnitedHealth Group Inc.	4.250%	4/15/47	100	99
UnitedHealth Group Inc.	3.750%	10/15/47	350	323
UnitedHealth Group Inc.	4.250%	6/15/48	300	301
UnitedHealth Group Inc.	4.450%	12/15/48	150	154
Unum Group	5.625%	9/15/20	50	51
Unum Group	3.000%	5/15/21	100	99
Unum Group	4.000%	3/15/24	50	49
Unum Group	5.750%	8/15/42	25	25
Voya Financial Inc.	3.125%	7/15/24	100	94
Voya Financial Inc.	3.650%	6/15/26	250	237
Voya Financial Inc.	5.700%	7/15/43	75	83
Voya Financial Inc.	4.800%	6/15/46	40	38
Willis North America Inc.	3.600%	5/15/24	125	121
Willis North America Inc.	4.500%	9/15/28	100	97
Willis North America Inc.	5.050%	9/15/48	50	49
WR Berkley Corp.	5.375%	9/15/20	175	180
XLIT Ltd.	4.450%	3/31/25	50	50
XLIT Ltd.	6.250%	5/15/27	125	143
XLIT Ltd.	5.500%	3/31/45	100	104

Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	50	49
ORIX Corp.	3.250%	12/4/24	75	72
ORIX Corp.	3.700%	7/18/27	200	192

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	128
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	75	76
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	120
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	48
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	48
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	100
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	126
American Campus Communities Operating Partnership LP	3.350%	10/1/20	25	25
American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	74
American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	100
American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	70
AvalonBay Communities Inc.	2.850%	3/15/23	25	24
AvalonBay Communities Inc.	4.200%	12/15/23	400	413
AvalonBay Communities Inc.	3.450%	6/1/25	100	99
AvalonBay Communities Inc.	2.950%	5/11/26	150	142
AvalonBay Communities Inc.	2.900%	10/15/26	50	47
AvalonBay Communities Inc.	3.350%	5/15/27	75	72
AvalonBay Communities Inc.	3.200%	1/15/28	75	71
AvalonBay Communities Inc.	4.350%	4/15/48	60	60
Boston Properties LP	5.625%	11/15/20	325	336
Boston Properties LP	4.125%	5/15/21	75	76
Boston Properties LP	3.850%	2/1/23	225	224
Boston Properties LP	3.125%	9/1/23	275	266
Boston Properties LP	3.200%	1/15/25	100	95
Boston Properties LP	3.650%	2/1/26	100	97
Boston Properties LP	2.750%	10/1/26	50	45
Brandywine Operating Partnership LP	3.950%	2/15/23	700	704
Brandywine Operating Partnership LP	3.950%	11/15/27	100	95
Brixmor Operating Partnership LP	3.875%	8/15/22	150	150
Brixmor Operating Partnership LP	3.650%	6/15/24	50	48
Brixmor Operating Partnership LP	3.850%	2/1/25	125	121
Brixmor Operating Partnership LP	4.125%	6/15/26	200	193
Brixmor Operating Partnership LP	3.900%	3/15/27	75	71
Camden Property Trust	4.100%	10/15/28	60	61
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	100	98
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	24
Corporate Office Properties LP	3.700%	6/15/21	50	50
Corporate Office Properties LP	3.600%	5/15/23	150	146
CubeSmart LP	4.375%	12/15/23	100	102
CubeSmart LP	4.000%	11/15/25	50	49
CubeSmart LP	3.125%	9/1/26	100	92
Digital Realty Trust LP	5.250%	3/15/21	75	77
Digital Realty Trust LP	3.950%	7/1/22	75	75
Digital Realty Trust LP	3.625%	10/1/22	1,075	1,067
Digital Realty Trust LP	3.700%	8/15/27	200	189
Digital Realty Trust LP	4.450%	7/15/28	200	199
Duke Realty LP	3.250%	6/30/26	175	167
Duke Realty LP	3.375%	12/15/27	60	57
Duke Realty LP	4.000%	9/15/28	50	50
EPR Properties	5.750%	8/15/22	125	131
EPR Properties	5.250%	7/15/23	125	129
EPR Properties	4.500%	4/1/25	50	49
EPR Properties	4.750%	12/15/26	100	99
EPR Properties	4.950%	4/15/28	150	148
ERP Operating LP	4.625%	12/15/21	129	134
ERP Operating LP	3.000%	4/15/23	125	123
ERP Operating LP	3.375%	6/1/25	125	123
ERP Operating LP	2.850%	11/1/26	50	47
ERP Operating LP	3.500%	3/1/28	100	98
ERP Operating LP	4.150%	12/1/28	70	72
ERP Operating LP	4.500%	7/1/44	150	152
ERP Operating LP	4.500%	6/1/45	25	26
ERP Operating LP	4.000%	8/1/47	100	94
Essex Portfolio LP	5.200%	3/15/21	50	52
Essex Portfolio LP	3.250%	5/1/23	25	25
Essex Portfolio LP	3.500%	4/1/25	100	97
Essex Portfolio LP	3.375%	4/15/26	100	95
Essex Portfolio LP	3.625%	5/1/27	100	96
Essex Portfolio LP	4.500%	3/15/48	120	116
Federal Realty Investment Trust	2.750%	6/1/23	25	24
Federal Realty Investment Trust	3.250%	7/15/27	50	47
Federal Realty Investment Trust	4.500%	12/1/44	150	151
HCP Inc.	2.625%	2/1/20	375	373
HCP Inc.	3.150%	8/1/22	75	73

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HCP Inc.	4.000%	12/1/22	210	210
HCP Inc.	4.250%	11/15/23	250	250
HCP Inc.	3.400%	2/1/25	75	71
HCP Inc.	6.750%	2/1/41	100	123
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	94
Healthcare Trust of America Holdings LP	3.375%	7/15/21	100	99
Healthcare Trust of America Holdings LP	2.950%	7/1/22	100	97
Healthcare Trust of America Holdings LP	3.700%	4/15/23	25	25
Healthcare Trust of America Holdings LP	3.500%	8/1/26	100	94
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	95
Highwoods Realty LP	3.200%	6/15/21	100	99
Highwoods Realty LP	4.125%	3/15/28	75	73
Hospitality Properties Trust	4.650%	3/15/24	140	139
Hospitality Properties Trust	5.250%	2/15/26	100	100
Hospitality Properties Trust	4.950%	2/15/27	100	98
Hospitality Properties Trust	3.950%	1/15/28	75	68
Hospitality Properties Trust	4.375%	2/15/30	300	275
Host Hotels & Resorts LP	6.000%	10/1/21	100	105
Host Hotels & Resorts LP	4.750%	3/1/23	50	51
Host Hotels & Resorts LP	3.750%	10/15/23	261	254
Host Hotels & Resorts LP	3.875%	4/1/24	75	74
Host Hotels & Resorts LP	4.000%	6/15/25	50	49
Hudson Pacific Properties LP	3.950%	11/1/27	100	92
Kilroy Realty LP	3.800%	1/15/23	250	249
Kilroy Realty LP	3.450%	12/15/24	50	48
Kilroy Realty LP	4.750%	12/15/28	50	51
Kimco Realty Corp.	3.400%	11/1/22	150	148
Kimco Realty Corp.	3.125%	6/1/23	25	24
Kimco Realty Corp.	2.800%	10/1/26	125	112
Kimco Realty Corp.	3.800%	4/1/27	75	72
Kimco Realty Corp.	4.125%	12/1/46	50	44
Kimco Realty Corp.	4.450%	9/1/47	50	46
Kite Realty Group LP	4.000%	10/1/26	200	184
Liberty Property LP	3.375%	6/15/23	50	49
Liberty Property LP	4.400%	2/15/24	100	103
Liberty Property LP	3.750%	4/1/25	75	74
Life Storage LP	3.875%	12/15/27	150	143
LifeStorage LP	3.500%	7/1/26	125	117
Mid-America Apartments LP	4.300%	10/15/23	150	153
Mid-America Apartments LP	3.750%	6/15/24	50	50
Mid-America Apartments LP	3.600%	6/1/27	250	241
National Retail Properties Inc.	3.800%	10/15/22	200	200
National Retail Properties Inc.	3.500%	10/15/27	350	333
National Retail Properties Inc.	4.300%	10/15/28	25	25
National Retail Properties Inc.	4.800%	10/15/48	50	49
Omega Healthcare Investors Inc.	4.375%	8/1/23	300	299
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	101
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	98
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	101
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	287
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	68
Office Properties Income Trust	4.000%	7/15/22	100	98
Physicians Realty LP	4.300%	3/15/27	100	97
Physicians Realty LP	3.950%	1/15/28	100	94
Piedmont Operating Partnership LP	3.400%	6/1/23	75	73
Prologis LP	3.875%	9/15/28	100	101
Prologis LP	4.375%	9/15/48	75	76
Public Storage	2.370%	9/15/22	55	53
Public Storage	3.094%	9/15/27	100	94
Realty Income Corp.	3.250%	10/15/22	375	371
Realty Income Corp.	3.875%	7/15/24	50	50
Realty Income Corp.	3.875%	4/15/25	100	100
Realty Income Corp.	4.125%	10/15/26	125	126
Realty Income Corp.	3.000%	1/15/27	100	93
Realty Income Corp.	3.650%	1/15/28	190	184
Realty Income Corp.	4.650%	3/15/47	175	179
Regency Centers LP	3.600%	2/1/27	25	24
Regency Centers LP	4.125%	3/15/28	75	74
Regency Centers LP	4.400%	2/1/47	200	188
Sabra Health Care LP	5.125%	8/15/26	25	23
Select Income REIT	4.150%	2/1/22	100	99
Select Income REIT	4.250%	5/15/24	100	95
Select Income REIT	4.500%	2/1/25	50	47
Senior Housing Properties Trust	4.750%	2/15/28	50	47
Simon Property Group LP	4.375%	3/1/21	125	128
Simon Property Group LP	2.500%	7/15/21	120	118
Simon Property Group LP	4.125%	12/1/21	250	256
Simon Property Group LP	2.350%	1/30/22	150	146
Simon Property Group LP	3.375%	3/15/22	100	100
Simon Property Group LP	2.625%	6/15/22	100	97
Simon Property Group LP	2.750%	2/1/23	25	24
Simon Property Group LP	2.750%	6/1/23	100	97
Simon Property Group LP	3.750%	2/1/24	150	151
Simon Property Group LP	3.500%	9/1/25	100	98
Simon Property Group LP	3.300%	1/15/26	195	188
Simon Property Group LP	3.250%	11/30/26	75	72
Simon Property Group LP	3.375%	6/15/27	160	153
Simon Property Group LP	3.375%	12/1/27	100	96
Simon Property Group LP	4.750%	3/15/42	100	104
Simon Property Group LP	4.250%	11/30/46	200	193
SITE Center Corp.	3.625%	2/1/25	200	191
SITE Center Corp.	4.250%	2/1/26	70	69
SITE Centers Corp.	4.625%	7/15/22	63	65
SITE Centers Corp.	3.900%	8/15/24	100	98
SITE Centers Corp.	4.700%	6/1/27	75	75
SL Green Operating Partnership LP	3.250%	10/15/22	100	97
STORE Capital Corp.	4.500%	3/15/28	75	73
Tanger Properties LP	3.125%	9/1/26	175	156
Tanger Properties LP	3.875%	7/15/27	50	47
UDR Inc.	3.700%	10/1/20	25	25
UDR Inc.	4.625%	1/10/22	50	51
UDR Inc.	2.950%	9/1/26	150	139
UDR Inc.	3.500%	7/1/27	150	143
UDR Inc.	3.500%	1/15/28	250	237
Ventas Realty LP	3.125%	6/15/23	175	170
Ventas Realty LP	3.750%	5/1/24	200	197
Ventas Realty LP	4.125%	1/15/26	75	75
Ventas Realty LP	3.250%	10/15/26	75	70
Ventas Realty LP	3.850%	4/1/27	50	48
Ventas Realty LP	4.000%	3/1/28	125	121
Ventas Realty LP	5.700%	9/30/43	75	82
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	197
VEREIT Operating Partnership LP	4.125%	6/1/21	75	76
VEREIT Operating Partnership LP	4.600%	2/6/24	75	75
VEREIT Operating Partnership LP	4.625%	11/1/25	75	75
VEREIT Operating Partnership LP	3.950%	8/15/27	450	417
Vornado Realty LP	3.500%	1/15/25	100	97
Washington Prime Group LP	3.850%	4/1/20	50	49
Washington Prime Group LP	5.950%	8/15/24	50	44
Washington REIT	4.950%	10/1/20	25	25
Washington REIT	3.950%	10/15/22	75	75
Weingarten Realty Investors	3.375%	10/15/22	50	49
Weingarten Realty Investors	3.500%	4/15/23	100	98
Welltower Inc.	4.950%	1/15/21	75	77
Welltower Inc.	5.250%	1/15/22	300	312
Welltower Inc.	3.750%	3/15/23	75	75
Welltower Inc.	3.950%	9/1/23	100	100
Welltower Inc.	4.000%	6/1/25	200	197
Welltower Inc.	4.250%	4/1/26	150	150
Welltower Inc.	4.250%	4/15/28	125	124
Welltower Inc.	6.500%	3/15/41	25	30
Welltower Inc.	4.950%	9/1/48	75	74
WP Carey Inc.	4.600%	4/1/24	75	76
WP Carey Inc.	4.000%	2/1/25	50	49
WP Carey Inc.	4.250%	10/1/26	75	73
				306,052

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Industrial (15.9%)
	Basic Industry (0.8%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	75
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	49
	Air Products & Chemicals Inc.	3.350%	7/31/24	675	664
	Airgas Inc.	3.650%	7/15/24	300	302
	Albemarle Corp.	4.150%	12/1/24	75	76
	Albemarle Corp.	5.450%	12/1/44	75	74
	ArcelorMittal	5.125%	6/1/20	50	51
	ArcelorMittal	6.125%	6/1/25	200	209
	Barrick Gold Corp.	6.450%	10/15/35	75	85
	Barrick North America Finance LLC	5.700%	5/30/41	450	478
	Barrick North America Finance LLC	5.750%	5/1/43	150	160
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	53
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	174
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	51
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	143
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	630
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	25
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	76
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	275
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	189
	Domtar Corp.	6.750%	2/15/44	100	102
	Dow Chemical Co.	4.250%	11/15/20	125	127
	Dow Chemical Co.	4.125%	11/15/21	566	574
	Dow Chemical Co.	3.500%	10/1/24	50	48
10	Dow Chemical Co.	4.550%	11/30/25	150	153
10	Dow Chemical Co.	4.800%	11/30/28	225	229
	Dow Chemical Co.	7.375%	11/1/29	25	30
	Dow Chemical Co.	4.250%	10/1/34	50	45
	Dow Chemical Co.	9.400%	5/15/39	350	502
	Dow Chemical Co.	5.250%	11/15/41	100	98
10	Dow Chemical Co.	5.550%	11/30/48	300	306
	DowDuPont Inc.	3.766%	11/15/20	250	252
	DowDuPont Inc.	4.205%	11/15/23	475	485
	DowDuPont Inc.	4.493%	11/15/25	350	360
	DowDuPont Inc.	4.725%	11/15/28	425	440
	DowDuPont Inc.	5.319%	11/15/38	300	310
	DowDuPont Inc.	5.419%	11/15/48	475	495
	Eastman Chemical Co.	2.700%	1/15/20	46	46
	Eastman Chemical Co.	4.500%	1/15/21	6	6
	Eastman Chemical Co.	3.600%	8/15/22	49	49
	Eastman Chemical Co.	4.800%	9/1/42	225	208
	Eastman Chemical Co.	4.650%	10/15/44	150	135
	Ecolab Inc.	4.350%	12/8/21	163	168
	Ecolab Inc.	2.375%	8/10/22	470	453
	Ecolab Inc.	2.700%	11/1/26	200	186
	Ecolab Inc.	3.250%	12/1/27	100	96
	EI du Pont de Nemours & Co.	2.200%	5/1/20	200	198
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	300	301
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	142
	FMC Corp.	3.950%	2/1/22	50	50
	FMC Corp.	4.100%	2/1/24	250	256
	Georgia-Pacific LLC	8.000%	1/15/24	250	300
	Georgia-Pacific LLC	7.375%	12/1/25	100	120
	Georgia-Pacific LLC	8.875%	5/15/31	250	366
	Goldcorp Inc.	3.700%	3/15/23	275	272
	Goldcorp Inc.	5.450%	6/9/44	100	99
	International Flavors & Fragrances Inc.	3.400%	9/25/20	50	50
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
	International Flavors & Fragrances Inc.	4.450%	9/26/28	50	51
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	83
	International Flavors & Fragrances Inc.	5.000%	9/26/48	100	101
	International Paper Co.	7.500%	8/15/21	306	338
	International Paper Co.	3.650%	6/15/24	100	100
	International Paper Co.	3.800%	1/15/26	75	74
	International Paper Co.	3.000%	2/15/27	200	182
	International Paper Co.	5.000%	9/15/35	100	99
	International Paper Co.	7.300%	11/15/39	100	119
	International Paper Co.	4.800%	6/15/44	200	183
	International Paper Co.	5.150%	5/15/46	200	191
	International Paper Co.	4.400%	8/15/47	200	168
	International Paper Co.	4.350%	8/15/48	200	167
	Kinross Gold Corp.	5.125%	9/1/21	50	50
	Kinross Gold Corp.	5.950%	3/15/24	75	75
	Kinross Gold Corp.	4.500%	7/15/27	25	22
	LYB International Finance BV	5.250%	7/15/43	200	192
	LYB International Finance II BV	3.500%	3/2/27	100	91
	LyondellBasell Industries NV	6.000%	11/15/21	175	185
	LyondellBasell Industries NV	5.750%	4/15/24	175	187
	LyondellBasell Industries NV	4.625%	2/26/55	425	354
	Meadwestvaco Corp.	7.950%	2/15/31	350	446
	Mosaic Co.	3.750%	11/15/21	115	116
	Mosaic Co.	3.250%	11/15/22	225	217
	Mosaic Co.	4.250%	11/15/23	175	176
	Mosaic Co.	4.050%	11/15/27	200	188
	Mosaic Co.	5.450%	11/15/33	100	104
	Mosaic Co.	4.875%	11/15/41	50	47
	Mosaic Co.	5.625%	11/15/43	50	50
	Newmont Mining Corp.	5.875%	4/1/35	100	108
	Newmont Mining Corp.	4.875%	3/15/42	250	238
	Nucor Corp.	4.125%	9/15/22	100	103
	Nucor Corp.	3.950%	5/1/28	100	100
	Nucor Corp.	6.400%	12/1/37	100	120
	Nucor Corp.	5.200%	8/1/43	200	214
	Nucor Corp.	4.400%	5/1/48	150	145
	Nutrien Ltd.	4.875%	3/30/20	125	127
	Nutrien Ltd.	3.500%	6/1/23	299	293
	Nutrien Ltd.	3.375%	3/15/25	250	235
	Nutrien Ltd.	3.000%	4/1/25	250	230
	Nutrien Ltd.	4.000%	12/15/26	50	48
	Nutrien Ltd.	4.125%	3/15/35	250	225
	Nutrien Ltd.	5.625%	12/1/40	275	289
	Nutrien Ltd.	6.125%	1/15/41	25	27
	Nutrien Ltd.	4.900%	6/1/43	50	48
	Nutrien Ltd.	5.250%	1/15/45	200	199
	Packaging Corp. of America	3.900%	6/15/22	100	102
	Packaging Corp. of America	4.500%	11/1/23	350	358
	Packaging Corp. of America	3.400%	12/15/27	100	93
	Praxair Inc.	3.000%	9/1/21	75	74
	Praxair Inc.	2.450%	2/15/22	450	442
	Praxair Inc.	2.200%	8/15/22	200	193
	Praxair Inc.	3.550%	11/7/42	50	46
	Rayonier Inc.	3.750%	4/1/22	50	49
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	101
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	273
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	220	220
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	94
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	138
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	157
	Rio Tinto Finance USA plc	4.125%	8/21/42	250	241
	Rohm & Haas Co.	7.850%	7/15/29	250	311
	RPM International Inc.	3.450%	11/15/22	100	99
	RPM International Inc.	3.750%	3/15/27	50	48
	RPM International Inc.	4.250%	1/15/48	250	213
	SASOL Financing USA LLC	6.500%	9/27/28	200	199
	Sherwin-Williams Co.	2.250%	5/15/20	50	49
	Sherwin-Williams Co.	2.750%	6/1/22	150	145
	Sherwin-Williams Co.	3.125%	6/1/24	50	48
	Sherwin-Williams Co.	3.450%	8/1/25	225	211
	Sherwin-Williams Co.	3.950%	1/15/26	200	194
	Sherwin-Williams Co.	3.450%	6/1/27	100	92
	Sherwin-Williams Co.	4.550%	8/1/45	90	82
	Sherwin-Williams Co.	4.500%	6/1/47	100	90
	Southern Copper Corp.	5.375%	4/16/20	75	77
	Southern Copper Corp.	3.500%	11/8/22	400	391
	Southern Copper Corp.	3.875%	4/23/25	50	48
	Southern Copper Corp.	7.500%	7/27/35	100	117
	Southern Copper Corp.	6.750%	4/16/40	125	138
	Southern Copper Corp.	5.875%	4/23/45	500	509
10	Suzano Austria GmbH	6.000%	1/15/29	200	203
	Vale Overseas Ltd.	5.875%	6/10/21	200	210

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Vale Overseas Ltd.	4.375%	1/11/22	472	480
	Vale Overseas Ltd.	6.250%	8/10/26	300	322
	Vale Overseas Ltd.	8.250%	1/17/34	50	62
	Vale Overseas Ltd.	6.875%	11/21/36	410	469
	Vale Overseas Ltd.	6.875%	11/10/39	450	519
	Vale SA	5.625%	9/11/42	75	75
	Westlake Chemical Corp.	3.600%	8/15/26	300	275
	Westlake Chemical Corp.	5.000%	8/15/46	200	183
10	WRKCo Inc.	3.000%	9/15/24	250	237
10	WRKCo Inc.	4.650%	3/15/26	100	101
10	WRKCo Inc.	3.375%	9/15/27	250	229
10	WRKCo Inc.	4.900%	3/15/29	150	155
	WestRock RKT Co.	3.500%	3/1/20	150	150
	WestRock RKT Co.	4.900%	3/1/22	100	103
	Weyerhaeuser Co.	4.700%	3/15/21	75	77
	Weyerhaeuser Co.	8.500%	1/15/25	50	61
	Weyerhaeuser Co.	7.375%	3/15/32	100	122
	Weyerhaeuser Co.	6.875%	12/15/33	50	59
	Yamana Gold Inc.	4.950%	7/15/24	110	107
	Yamana Gold Inc.	4.625%	12/15/27	75	70

	Capital Goods (1.3%)
	3M Co.	2.000%	8/7/20	100	99
	3M Co.	1.625%	9/19/21	150	145
	3M Co.	2.250%	3/15/23	175	169
	3M Co.	3.000%	8/7/25	100	98
	3M Co.	2.250%	9/19/26	150	138
	3M Co.	2.875%	10/15/27	125	120
	3M Co.	3.125%	9/19/46	75	64
	3M Co.	3.625%	10/15/47	100	93
	ABB Finance USA Inc.	2.800%	4/3/20	50	50
	ABB Finance USA Inc.	3.375%	4/3/23	100	100
	ABB Finance USA Inc.	4.375%	5/8/42	25	26
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	160
	Bemis Co. Inc.	3.100%	9/15/26	50	45
	Boeing Co.	4.875%	2/15/20	175	179
	Boeing Co.	1.650%	10/30/20	100	98
	Boeing Co.	2.125%	3/1/22	50	48
	Boeing Co.	2.800%	3/1/23	600	590
	Boeing Co.	1.875%	6/15/23	100	95
	Boeing Co.	2.500%	3/1/25	145	136
	Boeing Co.	2.250%	6/15/26	50	46
	Boeing Co.	2.800%	3/1/27	50	48
	Boeing Co.	3.250%	3/1/28	100	98
	Boeing Co.	3.450%	11/1/28	60	59
	Boeing Co.	6.625%	2/15/38	50	67
	Boeing Co.	3.550%	3/1/38	50	47
	Boeing Co.	6.875%	3/15/39	75	103
	Boeing Co.	5.875%	2/15/40	75	94
	Boeing Co.	3.375%	6/15/46	75	66
	Boeing Co.	3.650%	3/1/47	50	47
	Boeing Co.	3.625%	3/1/48	75	69
	Boeing Co.	3.850%	11/1/48	60	58
	Carlisle Cos. Inc.	3.750%	11/15/22	75	74
	Carlisle Cos. Inc.	3.500%	12/1/24	50	48
	Carlisle Cos. Inc.	3.750%	12/1/27	125	118
	Caterpillar Financial Services Corp.	2.100%	1/10/20	200	199
	Caterpillar Financial Services Corp.	2.000%	3/5/20	250	247
	Caterpillar Financial Services Corp.	1.850%	9/4/20	175	172
	Caterpillar Financial Services Corp.	2.500%	11/13/20	50	50
	Caterpillar Financial Services Corp.	2.900%	3/15/21	100	100
	Caterpillar Financial Services Corp.	1.700%	8/9/21	100	96
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	99
	Caterpillar Financial Services Corp.	3.150%	9/7/21	200	201
	Caterpillar Financial Services Corp.	2.400%	6/6/22	150	146
	Caterpillar Financial Services Corp.	2.550%	11/29/22	200	194
	Caterpillar Financial Services Corp.	3.450%	5/15/23	200	200
	Caterpillar Financial Services Corp.	3.650%	12/7/23	70	71
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	248
	Caterpillar Financial Services Corp.	3.250%	12/1/24	200	198
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	92
	Caterpillar Inc.	3.900%	5/27/21	125	127
	Caterpillar Inc.	2.600%	6/26/22	50	49
	Caterpillar Inc.	3.400%	5/15/24	250	251
	Caterpillar Inc.	6.050%	8/15/36	100	122
	Caterpillar Inc.	5.200%	5/27/41	150	167
	Caterpillar Inc.	3.803%	8/15/42	143	134
	Caterpillar Inc.	4.300%	5/15/44	100	103
	Caterpillar Inc.	4.750%	5/15/64	100	101
	CNH Industrial Capital LLC	4.375%	11/6/20	150	151
	CNH Industrial Capital LLC	4.200%	1/15/24	450	446
	CNH Industrial NV	3.850%	11/15/27	200	183
	Crane Co.	4.450%	12/15/23	50	51
	Crane Co.	4.200%	3/15/48	150	141
	CRH America Inc.	5.750%	1/15/21	75	77
	Deere & Co.	2.600%	6/8/22	125	122
	Deere & Co.	5.375%	10/16/29	125	142
	Deere & Co.	7.125%	3/3/31	100	131
	Deere & Co.	3.900%	6/9/42	75	72
	Dover Corp.	3.150%	11/15/25	200	191
	Dover Corp.	6.600%	3/15/38	75	93
	Eaton Corp.	2.750%	11/2/22	300	291
	Eaton Corp.	4.000%	11/2/32	225	221
	Eaton Corp.	4.150%	11/2/42	150	140
	Eaton Corp.	3.915%	9/15/47	50	45
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	203
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	103
10	Embraer Overseas Ltd.	5.696%	9/16/23	100	104
	Embraer SA	5.150%	6/15/22	275	284
	Emerson Electric Co.	4.250%	11/15/20	25	25
	Emerson Electric Co.	2.625%	12/1/21	150	147
	Emerson Electric Co.	3.150%	6/1/25	200	196
	FLIR Systems Inc.	3.125%	6/15/21	50	49
	Flowserve Corp.	3.500%	9/15/22	250	246
	Flowserve Corp.	4.000%	11/15/23	50	50
	Fortive Corp.	2.350%	6/15/21	100	97
	Fortive Corp.	3.150%	6/15/26	150	142
	Fortive Corp.	4.300%	6/15/46	100	94
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	74
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	100
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	100
	General Dynamics Corp.	2.875%	5/11/20	80	80
	General Dynamics Corp.	3.000%	5/11/21	300	300
	General Dynamics Corp.	3.375%	5/15/23	200	201
	General Dynamics Corp.	1.875%	8/15/23	300	280
	General Dynamics Corp.	2.375%	11/15/24	300	281
	General Dynamics Corp.	3.500%	5/15/25	200	200
	General Dynamics Corp.	2.625%	11/15/27	200	184
	General Dynamics Corp.	3.750%	5/15/28	250	253
	General Dynamics Corp.	3.600%	11/15/42	100	95
	General Electric Co.	5.500%	1/8/20	211	213
	General Electric Co.	2.200%	1/9/20	165	162
	General Electric Co.	5.550%	5/4/20	108	110
	General Electric Co.	4.375%	9/16/20	128	128
	General Electric Co.	4.625%	1/7/21	201	202
	General Electric Co.	5.300%	2/11/21	172	173
	General Electric Co.	4.650%	10/17/21	347	348
	General Electric Co.	3.150%	9/7/22	91	86
	General Electric Co.	2.700%	10/9/22	850	789
	General Electric Co.	3.100%	1/9/23	574	536
	General Electric Co.	3.450%	5/15/24	160	148
	General Electric Co.	6.750%	3/15/32	705	738
	General Electric Co.	6.150%	8/7/37	161	158
	General Electric Co.	5.875%	1/14/38	510	489
	General Electric Co.	6.875%	1/10/39	413	433
	General Electric Co.	4.125%	10/9/42	125	98
	General Electric Co.	4.500%	3/11/44	425	347
	Harris Corp.	2.700%	4/27/20	75	74
	Harris Corp.	3.832%	4/27/25	200	195
	Harris Corp.	4.854%	4/27/35	100	102
	Harris Corp.	6.150%	12/15/40	75	87
	Hexcel Corp.	4.700%	8/15/25	100	103

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Honeywell International Inc.	4.250%	3/1/21	200	205
Honeywell International Inc.	1.850%	11/1/21	100	97
Honeywell International Inc.	2.500%	11/1/26	50	47
Honeywell International Inc.	5.700%	3/15/37	200	242
Honeywell International Inc.	5.375%	3/1/41	150	177
Hubbell Inc.	3.350%	3/1/26	75	71
Hubbell Inc.	3.150%	8/15/27	50	46
Hubbell Inc.	3.500%	2/15/28	175	163
Huntington Ingalls Industries Inc.	3.483%	12/1/27	150	140
Illinois Tool Works Inc.	3.375%	9/15/21	100	101
Illinois Tool Works Inc.	3.500%	3/1/24	200	203
Illinois Tool Works Inc.	2.650%	11/15/26	300	278
Illinois Tool Works Inc.	4.875%	9/15/41	75	82
Illinois Tool Works Inc.	3.900%	9/1/42	175	173
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	500	512
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	141
John Deere Capital Corp.	1.700%	1/15/20	125	123
John Deere Capital Corp.	2.050%	3/10/20	250	247
John Deere Capital Corp.	2.200%	3/13/20	150	149
John Deere Capital Corp.	2.450%	9/11/20	75	74
John Deere Capital Corp.	2.550%	1/8/21	150	148
John Deere Capital Corp.	2.800%	3/4/21	100	99
John Deere Capital Corp.	2.875%	3/12/21	100	99
John Deere Capital Corp.	3.900%	7/12/21	100	102
John Deere Capital Corp.	3.125%	9/10/21	100	100
John Deere Capital Corp.	3.150%	10/15/21	25	25
John Deere Capital Corp.	2.650%	1/6/22	300	294
John Deere Capital Corp.	2.150%	9/8/22	400	383
John Deere Capital Corp.	2.700%	1/6/23	100	98
John Deere Capital Corp.	2.800%	1/27/23	50	49
John Deere Capital Corp.	2.800%	3/6/23	100	98
John Deere Capital Corp.	3.450%	6/7/23	200	200
John Deere Capital Corp.	3.650%	10/12/23	50	50
John Deere Capital Corp.	2.650%	6/24/24	75	72
John Deere Capital Corp.	3.450%	3/13/25	300	298
John Deere Capital Corp.	3.400%	9/11/25	75	74
John Deere Capital Corp.	2.650%	6/10/26	100	94
John Deere Capital Corp.	2.800%	9/8/27	150	140
John Deere Capital Corp.	3.050%	1/6/28	100	95
Johnson Controls International plc	5.000%	3/30/20	125	127
Johnson Controls International plc	4.250%	3/1/21	150	152
Johnson Controls International plc	3.750%	12/1/21	100	101
Johnson Controls International plc	3.625%	7/2/24	135	133
Johnson Controls International plc	3.900%	2/14/26	100	97
Johnson Controls International plc	6.000%	1/15/36	50	56
Johnson Controls International plc	4.625%	7/2/44	175	165
Johnson Controls International plc	5.125%	9/14/45	150	151
Johnson Controls International plc	4.500%	2/15/47	100	93
Johnson Controls International plc	4.950%	7/2/64	100	92
Kennametal Inc.	3.875%	2/15/22	50	49
Kennametal Inc.	4.625%	6/15/28	120	117
L3 Technologies Inc.	4.950%	2/15/21	75	77
L3 Technologies Inc.	3.850%	6/15/23	600	599
L3 Technologies Inc.	3.950%	5/28/24	103	102
L3 Technologies Inc.	3.850%	12/15/26	50	48
L3 Technologies Inc.	4.400%	6/15/28	175	174
Lafarge SA	7.125%	7/15/36	100	117
Leggett & Platt Inc.	3.800%	11/15/24	100	98
Leggett & Platt Inc.	3.500%	11/15/27	300	279
Lennox International Inc.	3.000%	11/15/23	100	93
Lockheed Martin Corp.	2.500%	11/23/20	140	138
Lockheed Martin Corp.	3.350%	9/15/21	725	728
Lockheed Martin Corp.	3.100%	1/15/23	100	99
Lockheed Martin Corp.	3.550%	1/15/26	380	377
Lockheed Martin Corp.	3.600%	3/1/35	150	139
Lockheed Martin Corp.	4.500%	5/15/36	100	102
Lockheed Martin Corp.	6.150%	9/1/36	375	452
Lockheed Martin Corp.	4.700%	5/15/46	375	388
Lockheed Martin Corp.	4.090%	9/15/52	31	29
Martin Marietta Materials Inc.	4.250%	7/2/24	100	100
Martin Marietta Materials Inc.	3.450%	6/1/27	50	46
Martin Marietta Materials Inc.	3.500%	12/15/27	100	91
Martin Marietta Materials Inc.	4.250%	12/15/47	175	144
Masco Corp.	7.125%	3/15/20	11	11
Masco Corp.	3.500%	4/1/21	70	70
Masco Corp.	4.450%	4/1/25	50	50
Masco Corp.	4.375%	4/1/26	100	100
Masco Corp.	3.500%	11/15/27	100	91
Masco Corp.	7.750%	8/1/29	24	29
Masco Corp.	4.500%	5/15/47	100	86
Mohawk Industries Inc.	3.850%	2/1/23	100	100
Northrop Grumman Corp.	2.080%	10/15/20	200	196
Northrop Grumman Corp.	3.500%	3/15/21	200	200
Northrop Grumman Corp.	2.550%	10/15/22	200	194
Northrop Grumman Corp.	3.250%	8/1/23	150	147
Northrop Grumman Corp.	2.930%	1/15/25	275	260
Northrop Grumman Corp.	3.200%	2/1/27	150	141
Northrop Grumman Corp.	3.250%	1/15/28	100	93
Northrop Grumman Corp.	5.050%	11/15/40	50	53
Northrop Grumman Corp.	4.750%	6/1/43	275	277
Northrop Grumman Corp.	4.030%	10/15/47	145	132
Nvent Finance Sarl	3.950%	4/15/23	200	196
Nvent Finance Sarl	4.550%	4/15/28	100	99
Oshkosh Corp.	4.600%	5/15/28	185	183
Owens Corning	4.200%	12/15/22	150	149
Owens Corning	3.400%	8/15/26	200	183
Owens Corning	4.300%	7/15/47	200	150
Owens Corning	4.400%	1/30/48	75	57
Parker-Hannifin Corp.	3.500%	9/15/22	425	424
Parker-Hannifin Corp.	3.300%	11/21/24	100	99
Parker-Hannifin Corp.	3.250%	3/1/27	125	120
Parker-Hannifin Corp.	6.250%	5/15/38	225	275
Parker-Hannifin Corp.	4.450%	11/21/44	200	202
Parker-Hannifin Corp.	4.100%	3/1/47	75	73
Precision Castparts Corp.	2.250%	6/15/20	150	148
Precision Castparts Corp.	2.500%	1/15/23	75	73
Precision Castparts Corp.	3.250%	6/15/25	200	196
Precision Castparts Corp.	3.900%	1/15/43	75	71
Precision Castparts Corp.	4.375%	6/15/45	300	301
Raytheon Co.	4.400%	2/15/20	100	102
Raytheon Co.	3.125%	10/15/20	175	175
Raytheon Co.	2.500%	12/15/22	275	267
Raytheon Co.	7.200%	8/15/27	25	32
Raytheon Co.	4.700%	12/15/41	50	55
Republic Services Inc.	5.000%	3/1/20	125	127
Republic Services Inc.	5.250%	11/15/21	175	184
Republic Services Inc.	3.550%	6/1/22	50	50
Republic Services Inc.	3.200%	3/15/25	250	240
Republic Services Inc.	6.200%	3/1/40	50	61
Republic Services Inc.	5.700%	5/15/41	100	118
Rockwell Collins Inc.	3.100%	11/15/21	50	50
Rockwell Collins Inc.	2.800%	3/15/22	170	164
Rockwell Collins Inc.	3.200%	3/15/24	100	95
Rockwell Collins Inc.	3.500%	3/15/27	300	279
Rockwell Collins Inc.	4.800%	12/15/43	65	65
Rockwell Collins Inc.	4.350%	4/15/47	250	233
Roper Technologies Inc.	3.000%	12/15/20	125	124
Roper Technologies Inc.	2.800%	12/15/21	200	196
Roper Technologies Inc.	3.850%	12/15/25	100	100
Roper Technologies Inc.	3.800%	12/15/26	120	116
Snap-on Inc.	6.125%	9/1/21	75	81
Snap-on Inc.	3.250%	3/1/27	50	49
Snap-on Inc.	4.100%	3/1/48	75	72
Sonoco Products Co.	5.750%	11/1/40	145	165
Spirit AeroSystems Inc.	3.950%	6/15/23	75	75
Spirit AeroSystems Inc.	3.850%	6/15/26	65	60
Spirit AeroSystems Inc.	4.600%	6/15/28	200	189
Stanley Black & Decker Inc.	3.400%	12/1/21	150	150
Stanley Black & Decker Inc.	5.200%	9/1/40	275	302
Textron Inc.	3.875%	3/1/25	65	63
Textron Inc.	4.000%	3/15/26	200	194
Textron Inc.	3.650%	3/15/27	250	237

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Textron Inc.	3.375%	3/1/28	50	47
Timken Co.	3.875%	9/1/24	100	98
Timken Co.	4.500%	12/15/28	25	25
United Technologies Corp.	4.500%	4/15/20	100	101
United Technologies Corp.	1.900%	5/4/20	200	196
United Technologies Corp.	3.350%	8/16/21	200	199
United Technologies Corp.	1.950%	11/1/21	100	96
United Technologies Corp.	3.100%	6/1/22	285	277
United Technologies Corp.	3.650%	8/16/23	250	248
United Technologies Corp.	2.800%	5/4/24	250	235
United Technologies Corp.	3.950%	8/16/25	250	248
United Technologies Corp.	2.650%	11/1/26	100	89
United Technologies Corp.	6.700%	8/1/28	75	88
United Technologies Corp.	4.125%	11/16/28	750	743
United Technologies Corp.	7.500%	9/15/29	125	157
United Technologies Corp.	5.400%	5/1/35	150	161
United Technologies Corp.	6.050%	6/1/36	100	112
United Technologies Corp.	6.125%	7/15/38	100	115
United Technologies Corp.	4.450%	11/16/38	250	244
United Technologies Corp.	5.700%	4/15/40	100	110
United Technologies Corp.	4.500%	6/1/42	600	570
United Technologies Corp.	4.150%	5/15/45	200	180
United Technologies Corp.	3.750%	11/1/46	200	171
United Technologies Corp.	4.050%	5/4/47	150	132
United Technologies Corp.	4.625%	11/16/48	400	386
Valmont Industries Inc.	5.000%	10/1/44	150	133
Valmont Industries Inc.	5.250%	10/1/54	75	66
Vulcan Materials Co.	4.500%	4/1/25	200	197
Vulcan Materials Co.	4.500%	6/15/47	125	106
Wabtec Corp.	4.150%	3/15/24	75	72
Wabtec Corp.	3.450%	11/15/26	150	134
Wabtec Corp.	4.700%	9/15/28	100	94
Waste Management Inc.	4.600%	3/1/21	50	51
Waste Management Inc.	2.900%	9/15/22	100	98
Waste Management Inc.	2.400%	5/15/23	225	215
Waste Management Inc.	3.500%	5/15/24	100	100
Waste Management Inc.	3.125%	3/1/25	150	145
Waste Management Inc.	3.150%	11/15/27	125	119
Waste Management Inc.	3.900%	3/1/35	250	243
Waste Management Inc.	4.100%	3/1/45	100	98
WW Grainger Inc.	4.600%	6/15/45	200	206
WW Grainger Inc.	3.750%	5/15/46	75	67
WW Grainger Inc.	4.200%	5/15/47	50	47
Xylem Inc.	3.250%	11/1/26	100	94
Xylem Inc.	4.375%	11/1/46	100	97

Communication (2.4%)
21st Century Fox America Inc.	4.500%	2/15/21	550	561
21st Century Fox America Inc.	3.000%	9/15/22	275	272
21st Century Fox America Inc.	4.000%	10/1/23	75	77
21st Century Fox America Inc.	3.700%	9/15/24	100	100
21st Century Fox America Inc.	3.700%	10/15/25	125	126
21st Century Fox America Inc.	6.550%	3/15/33	100	127
21st Century Fox America Inc.	6.200%	12/15/34	350	428
21st Century Fox America Inc.	6.400%	12/15/35	365	458
21st Century Fox America Inc.	8.150%	10/17/36	175	252
21st Century Fox America Inc.	6.150%	3/1/37	200	245
21st Century Fox America Inc.	6.900%	8/15/39	125	165
21st Century Fox America Inc.	6.150%	2/15/41	278	344
21st Century Fox America Inc.	5.400%	10/1/43	100	117
21st Century Fox America Inc.	4.750%	9/15/44	175	188
21st Century Fox America Inc.	7.750%	12/1/45	100	148
Activision Blizzard Inc.	2.300%	9/15/21	125	121
Activision Blizzard Inc.	2.600%	6/15/22	75	72
Activision Blizzard Inc.	3.400%	9/15/26	160	151
Activision Blizzard Inc.	4.500%	6/15/47	75	67
America Movil SAB de CV	3.125%	7/16/22	300	294
America Movil SAB de CV	6.375%	3/1/35	200	232
America Movil SAB de CV	6.125%	11/15/37	150	174
America Movil SAB de CV	6.125%	3/30/40	200	237
America Movil SAB de CV	4.375%	7/16/42	250	240
American Tower Corp.	2.800%	6/1/20	75	74
American Tower Corp.	5.050%	9/1/20	150	154
American Tower Corp.	3.300%	2/15/21	125	124
American Tower Corp.	3.450%	9/15/21	475	471
American Tower Corp.	5.900%	11/1/21	475	500
American Tower Corp.	2.250%	1/15/22	125	120
American Tower Corp.	3.500%	1/31/23	200	196
American Tower Corp.	5.000%	2/15/24	200	207
American Tower Corp.	4.000%	6/1/25	100	98
American Tower Corp.	3.375%	10/15/26	200	186
American Tower Corp.	3.125%	1/15/27	125	114
American Tower Corp.	3.600%	1/15/28	125	117
AT&T Inc.	2.450%	6/30/20	700	691
AT&T Inc.	4.600%	2/15/21	175	179
AT&T Inc.	5.000%	3/1/21	450	465
AT&T Inc.	3.200%	3/1/22	250	247
AT&T Inc.	3.800%	3/15/22	275	276
AT&T Inc.	3.000%	6/30/22	500	488
AT&T Inc.	3.600%	2/17/23	1,005	996
AT&T Inc.	3.800%	3/1/24	125	124
AT&T Inc.	3.950%	1/15/25	400	390
AT&T Inc.	3.400%	5/15/25	990	928
AT&T Inc.	4.125%	2/17/26	715	699
AT&T Inc.	4.250%	3/1/27	403	394
AT&T Inc.	4.100%	2/15/28	444	427
AT&T Inc.	4.300%	2/15/30	860	815
AT&T Inc.	4.500%	5/15/35	200	182
AT&T Inc.	5.250%	3/1/37	400	392
AT&T Inc.	4.900%	8/15/37	300	279
AT&T Inc.	6.350%	3/15/40	100	106
AT&T Inc.	6.000%	8/15/40	300	307
AT&T Inc.	5.350%	9/1/40	756	737
AT&T Inc.	5.550%	8/15/41	225	219
AT&T Inc.	5.150%	3/15/42	375	351
AT&T Inc.	4.300%	12/15/42	271	230
AT&T Inc.	4.800%	6/15/44	475	427
AT&T Inc.	4.350%	6/15/45	624	531
AT&T Inc.	4.750%	5/15/46	650	579
AT&T Inc.	5.150%	11/15/46	1,338	1,245
AT&T Inc.	4.550%	3/9/49	262	226
AT&T Inc.	5.150%	2/15/50	957	890
AT&T Inc.	5.300%	8/15/58	307	285
Bell Canada Inc.	4.464%	4/1/48	150	146
British Telecommunications plc	4.500%	12/4/23	200	202
British Telecommunications plc	9.625%	12/15/30	516	702
CBS Corp.	4.300%	2/15/21	275	279
CBS Corp.	2.500%	2/15/23	200	189
CBS Corp.	2.900%	6/1/23	75	71
CBS Corp.	3.700%	8/15/24	175	171
CBS Corp.	3.500%	1/15/25	150	142
CBS Corp.	2.900%	1/15/27	155	137
CBS Corp.	3.375%	2/15/28	100	90
CBS Corp.	3.700%	6/1/28	100	93
CBS Corp.	5.500%	5/15/33	75	79
CBS Corp.	5.900%	10/15/40	225	239
CBS Corp.	4.850%	7/1/42	225	207
CBS Corp.	4.900%	8/15/44	100	93
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	247
Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	375	375
Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	676	683
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	175
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	846

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	630	571
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	375	385
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	150	140
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	669
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	408
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	300	281
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	77
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	168
	Comcast Corp.	5.150%	3/1/20	325	333
	Comcast Corp.	3.300%	10/1/20	500	501
	Comcast Corp.	3.450%	10/1/21	250	252
	Comcast Corp.	2.750%	3/1/23	200	194
	Comcast Corp.	3.000%	2/1/24	385	376
	Comcast Corp.	3.700%	4/15/24	475	477
	Comcast Corp.	3.375%	2/15/25	150	147
	Comcast Corp.	3.375%	8/15/25	250	243
	Comcast Corp.	3.950%	10/15/25	625	633
	Comcast Corp.	3.150%	3/1/26	400	381
	Comcast Corp.	2.350%	1/15/27	495	441
	Comcast Corp.	3.150%	2/15/28	325	305
	Comcast Corp.	3.550%	5/1/28	200	192
	Comcast Corp.	4.150%	10/15/28	750	762
	Comcast Corp.	4.250%	10/15/30	250	253
	Comcast Corp.	4.250%	1/15/33	275	273
	Comcast Corp.	4.200%	8/15/34	175	169
	Comcast Corp.	5.650%	6/15/35	1,065	1,185
	Comcast Corp.	4.400%	8/15/35	150	146
	Comcast Corp.	3.200%	7/15/36	175	149
	Comcast Corp.	6.450%	3/15/37	175	210
	Comcast Corp.	6.950%	8/15/37	250	313
	Comcast Corp.	3.900%	3/1/38	175	162
	Comcast Corp.	6.400%	5/15/38	100	118
	Comcast Corp.	4.600%	10/15/38	550	556
	Comcast Corp.	6.400%	3/1/40	150	177
	Comcast Corp.	4.650%	7/15/42	370	365
	Comcast Corp.	4.500%	1/15/43	100	96
	Comcast Corp.	4.600%	8/15/45	250	242
	Comcast Corp.	3.400%	7/15/46	250	206
	Comcast Corp.	3.969%	11/1/47	886	800
	Comcast Corp.	4.700%	10/15/48	750	761
	Comcast Corp.	3.999%	11/1/49	138	124
	Comcast Corp.	4.950%	10/15/58	475	486
	Crown Castle International Corp.	3.400%	2/15/21	300	299
	Crown Castle International Corp.	2.250%	9/1/21	125	121
	Crown Castle International Corp.	4.875%	4/15/22	125	129
	Crown Castle International Corp.	5.250%	1/15/23	125	130
	Crown Castle International Corp.	3.150%	7/15/23	150	144
	Crown Castle International Corp.	3.200%	9/1/24	250	236
	Crown Castle International Corp.	4.450%	2/15/26	250	249
	Crown Castle International Corp.	3.700%	6/15/26	175	166
	Crown Castle International Corp.	3.650%	9/1/27	325	303
	Crown Castle International Corp.	3.800%	2/15/28	200	189
	Crown Castle International Corp.	4.750%	5/15/47	50	46
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,013
10	Discovery Communications LLC	2.800%	6/15/20	100	99
	Discovery Communications LLC	4.375%	6/15/21	25	25
10	Discovery Communications LLC	3.500%	6/15/22	200	197
	Discovery Communications LLC	2.950%	3/20/23	100	95
	Discovery Communications LLC	3.250%	4/1/23	100	97
	Discovery Communications LLC	3.800%	3/13/24	100	98
10	Discovery Communications LLC	3.900%	11/15/24	150	146
	Discovery Communications LLC	3.450%	3/15/25	225	209
10	Discovery Communications LLC	3.950%	6/15/25	100	97
	Discovery Communications LLC	4.900%	3/11/26	200	201
	Discovery Communications LLC	3.950%	3/20/28	325	298
	Discovery Communications LLC	5.000%	9/20/37	225	209
	Discovery Communications LLC	6.350%	6/1/40	150	158
	Discovery Communications LLC	4.950%	5/15/42	277	246
	Discovery Communications LLC	5.200%	9/20/47	225	208
	Electronic Arts Inc.	3.700%	3/1/21	150	151
	Electronic Arts Inc.	4.800%	3/1/26	100	102
	Grupo Televisa SAB	6.625%	3/18/25	100	108
	Grupo Televisa SAB	4.625%	1/30/26	100	99
	Grupo Televisa SAB	6.625%	1/15/40	125	134
	Grupo Televisa SAB	5.000%	5/13/45	425	373
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	50	50
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	50	50
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	150	147
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	75	74
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	99
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	125	118
	Koninklijke KPN NV	8.375%	10/1/30	175	226
	Moody’s Corp.	2.750%	12/15/21	100	98
	Moody’s Corp.	4.500%	9/1/22	100	103
	Moody’s Corp.	4.875%	2/15/24	250	261
	Moody’s Corp.	5.250%	7/15/44	110	118
	NBCUniversal Media LLC	5.150%	4/30/20	330	339
	NBCUniversal Media LLC	4.375%	4/1/21	325	332
	NBCUniversal Media LLC	2.875%	1/15/23	225	220
	NBCUniversal Media LLC	6.400%	4/30/40	150	181
	NBCUniversal Media LLC	5.950%	4/1/41	225	259
	NBCUniversal Media LLC	4.450%	1/15/43	325	313
	Omnicom Group Inc./ Omnicom Capital Inc.	4.450%	8/15/20	175	178
	Omnicom Group Inc./ Omnicom Capital Inc.	3.625%	5/1/22	250	246
	Omnicom Group Inc./ Omnicom Capital Inc.	3.650%	11/1/24	150	145
	Omnicom Group Inc./ Omnicom Capital Inc.	3.600%	4/15/26	250	236
	Orange SA	4.125%	9/14/21	325	332
	Orange SA	9.000%	3/1/31	450	623
	Orange SA	5.375%	1/13/42	325	344
	RELX Capital Inc.	3.125%	10/15/22	182	179
	RELX Capital Inc.	3.500%	3/16/23	125	124
	Rogers Communications Inc.	3.000%	3/15/23	205	201
	Rogers Communications Inc.	4.100%	10/1/23	175	178
	Rogers Communications Inc.	3.625%	12/15/25	125	122
	Rogers Communications Inc.	2.900%	11/15/26	100	93
	Rogers Communications Inc.	4.500%	3/15/43	65	64
	Rogers Communications Inc.	5.000%	3/15/44	190	197
	Rogers Communications Inc.	4.300%	2/15/48	150	143
	S&P Global Inc.	3.300%	8/14/20	125	125
	S&P Global Inc.	4.000%	6/15/25	125	128
	S&P Global Inc.	4.400%	2/15/26	175	182
	S&P Global Inc.	6.550%	11/15/37	75	94
	S&P Global Inc.	4.500%	5/15/48	100	99
	Telefonica Emisiones SAU	5.134%	4/27/20	225	230
	Telefonica Emisiones SAU	5.462%	2/16/21	555	575
	Telefonica Emisiones SAU	4.103%	3/8/27	450	432
	Telefonica Emisiones SAU	7.045%	6/20/36	425	487
	Telefonica Emisiones SAU	4.665%	3/6/38	150	136
	Telefonica Emisiones SAU	5.213%	3/8/47	475	430
	Telefonica Emisiones SAU	4.895%	3/6/48	300	269
	TELUS Corp.	2.800%	2/16/27	100	92
	Thomson Reuters Corp.	5.500%	8/15/35	75	77

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Thomson Reuters Corp.	5.850%	4/15/40	100	106
Thomson Reuters Corp.	5.650%	11/23/43	100	104
Time Warner Cable LLC	5.000%	2/1/20	350	355
Time Warner Cable LLC	4.125%	2/15/21	150	150
Time Warner Cable LLC	6.550%	5/1/37	200	206
Time Warner Cable LLC	7.300%	7/1/38	50	53
Time Warner Cable LLC	6.750%	6/15/39	300	304
Time Warner Cable LLC	5.875%	11/15/40	425	395
Time Warner Cable LLC	5.500%	9/1/41	250	227
Time Warner Cable LLC	4.500%	9/15/42	350	278
Time Warner Entertainment Co. LP	8.375%	3/15/23	200	228
Time Warner Entertainment Co. LP	8.375%	7/15/33	200	242
Verizon Communications Inc.	2.625%	2/21/20	184	183
Verizon Communications Inc.	3.450%	3/15/21	300	301
Verizon Communications Inc.	4.600%	4/1/21	475	490
Verizon Communications Inc.	1.750%	8/15/21	175	169
Verizon Communications Inc.	3.000%	11/1/21	600	595
Verizon Communications Inc.	3.500%	11/1/21	100	101
Verizon Communications Inc.	3.125%	3/16/22	350	348
Verizon Communications Inc.	5.150%	9/15/23	830	884
Verizon Communications Inc.	4.150%	3/15/24	200	205
Verizon Communications Inc.	3.500%	11/1/24	400	395
Verizon Communications Inc.	3.376%	2/15/25	749	727
Verizon Communications Inc.	2.625%	8/15/26	475	431
Verizon Communications Inc.	4.329%	9/21/28	1,079	1,084
Verizon Communications Inc.	4.500%	8/10/33	575	572
Verizon Communications Inc.	4.400%	11/1/34	725	699
Verizon Communications Inc.	4.272%	1/15/36	563	528
Verizon Communications Inc.	5.250%	3/16/37	875	914
Verizon Communications Inc.	4.812%	3/15/39	200	197
Verizon Communications Inc.	4.750%	11/1/41	175	170
Verizon Communications Inc.	3.850%	11/1/42	225	195
Verizon Communications Inc.	4.125%	8/15/46	450	400
Verizon Communications Inc.	4.862%	8/21/46	806	794
Verizon Communications Inc.	5.500%	3/16/47	250	268
Verizon Communications Inc.	4.522%	9/15/48	888	834
Verizon Communications Inc.	5.012%	4/15/49	666	665
Verizon Communications Inc.	5.012%	8/21/54	999	968
Verizon Communications Inc.	4.672%	3/15/55	838	771
Viacom Inc.	3.875%	12/15/21	25	25
Viacom Inc.	4.250%	9/1/23	225	223
Viacom Inc.	3.875%	4/1/24	124	122
Viacom Inc.	6.875%	4/30/36	190	200
Viacom Inc.	4.375%	3/15/43	556	440
Viacom Inc.	5.850%	9/1/43	75	74
Vodafone Group plc	2.500%	9/26/22	175	167
Vodafone Group plc	2.950%	2/19/23	315	303
Vodafone Group plc	3.750%	1/16/24	325	320
Vodafone Group plc	4.125%	5/30/25	300	296
Vodafone Group plc	4.375%	5/30/28	650	631
Vodafone Group plc	7.875%	2/15/30	150	184
Vodafone Group plc	6.250%	11/30/32	100	109
Vodafone Group plc	6.150%	2/27/37	125	131
Vodafone Group plc	5.000%	5/30/38	200	187
Vodafone Group plc	4.375%	2/19/43	275	228
Vodafone Group plc	5.250%	5/30/48	650	612
Walt Disney Co.	1.800%	6/5/20	200	197
Walt Disney Co.	2.150%	9/17/20	150	148
Walt Disney Co.	2.300%	2/12/21	250	247
Walt Disney Co.	2.750%	8/16/21	100	99
Walt Disney Co.	2.550%	2/15/22	75	74
Walt Disney Co.	2.450%	3/4/22	75	73
Walt Disney Co.	3.150%	9/17/25	150	146
Walt Disney Co.	3.000%	2/13/26	300	288
Walt Disney Co.	1.850%	7/30/26	770	682
Walt Disney Co.	4.375%	8/16/41	75	77
Walt Disney Co.	4.125%	12/1/41	205	204
Walt Disney Co.	3.700%	12/1/42	125	117
Warner Media LLC	4.700%	1/15/21	50	51
Warner Media LLC	4.750%	3/29/21	425	436
Warner Media LLC	3.400%	6/15/22	100	99
Warner Media LLC	4.050%	12/15/23	100	100
Warner Media LLC	3.600%	7/15/25	275	260
Warner Media LLC	3.875%	1/15/26	250	242
Warner Media LLC	3.800%	2/15/27	700	657
Warner Media LLC	7.625%	4/15/31	100	124
Warner Media LLC	6.100%	7/15/40	100	105
Warner Media LLC	5.375%	10/15/41	100	97
Warner Media LLC	4.900%	6/15/42	425	388
Warner Media LLC	5.350%	12/15/43	175	169
Warner Media LLC	4.650%	6/1/44	100	87
WPP Finance 2010	4.750%	11/21/21	208	212
WPP Finance 2010	3.625%	9/7/22	200	194
WPP Finance 2010	3.750%	9/19/24	100	93
WPP Finance 2010	5.125%	9/7/42	50	46
WPP Finance 2010	5.625%	11/15/43	125	121

Consumer Cyclical (1.9%)
Advance Auto Parts Inc.	5.750%	5/1/20	100	103
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	297
Alibaba Group Holding Ltd.	2.800%	6/6/23	400	387
Alibaba Group Holding Ltd.	3.600%	11/28/24	400	391
Alibaba Group Holding Ltd.	3.400%	12/6/27	600	552
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	78
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	180
Alibaba Group Holding Ltd.	4.200%	12/6/47	225	200
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	90
Amazon.com Inc.	1.900%	8/21/20	200	197
Amazon.com Inc.	3.300%	12/5/21	200	202
Amazon.com Inc.	2.500%	11/29/22	150	147
Amazon.com Inc.	2.400%	2/22/23	450	434
Amazon.com Inc.	2.800%	8/22/24	250	243
Amazon.com Inc.	3.800%	12/5/24	120	123
Amazon.com Inc.	5.200%	12/3/25	225	247
Amazon.com Inc.	3.150%	8/22/27	550	531
Amazon.com Inc.	4.800%	12/5/34	225	242
Amazon.com Inc.	3.875%	8/22/37	425	412
Amazon.com Inc.	4.950%	12/5/44	350	389
Amazon.com Inc.	4.050%	8/22/47	650	637
Amazon.com Inc.	4.250%	8/22/57	500	488
American Honda Finance Corp.	2.000%	2/14/20	100	99
American Honda Finance Corp.	2.150%	3/13/20	75	74
American Honda Finance Corp.	1.950%	7/20/20	125	123
American Honda Finance Corp.	2.450%	9/24/20	225	222
American Honda Finance Corp.	2.650%	2/12/21	150	148
American Honda Finance Corp.	1.650%	7/12/21	150	144
American Honda Finance Corp.	1.700%	9/9/21	200	192
American Honda Finance Corp.	3.375%	12/10/21	150	151
American Honda Finance Corp.	2.600%	11/16/22	40	39
American Honda Finance Corp.	3.450%	7/14/23	125	125
American Honda Finance Corp.	3.625%	10/10/23	100	101
American Honda Finance Corp.	2.900%	2/16/24	100	97
American Honda Finance Corp.	2.300%	9/9/26	50	45
American Honda Finance Corp.	3.500%	2/15/28	100	97
Aptiv plc	3.150%	11/19/20	150	149
Aptiv plc	4.250%	1/15/26	150	147
Aptiv plc	4.400%	10/1/46	50	44
Automatic Data Processing Inc.	2.250%	9/15/20	150	149
Automatic Data Processing Inc.	3.375%	9/15/25	200	199
AutoNation Inc.	5.500%	2/1/20	55	56
AutoNation Inc.	3.350%	1/15/21	60	59
AutoNation Inc.	4.500%	10/1/25	150	146
AutoNation Inc.	3.800%	11/15/27	75	67
AutoZone Inc.	3.700%	4/15/22	350	349
AutoZone Inc.	2.875%	1/15/23	50	48
AutoZone Inc.	3.125%	7/15/23	125	121
AutoZone Inc.	3.125%	4/21/26	100	93
AutoZone Inc.	3.750%	6/1/27	100	96
Best Buy Co. Inc.	5.500%	3/15/21	25	26
Best Buy Co. Inc.	4.450%	10/1/28	200	191
Block Financial LLC	4.125%	10/1/20	94	94
Block Financial LLC	5.500%	11/1/22	100	102

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Block Financial LLC	5.250%	10/1/25	100	100
Booking Holdings Inc.	2.750%	3/15/23	100	96
Booking Holdings Inc.	3.650%	3/15/25	100	97
Booking Holdings Inc.	3.600%	6/1/26	225	216
Booking Holdings Inc.	3.550%	3/15/28	100	94
BorgWarner Inc.	4.625%	9/15/20	25	25
BorgWarner Inc.	3.375%	3/15/25	75	73
BorgWarner Inc.	4.375%	3/15/45	100	93
Carnival Corp.	3.950%	10/15/20	100	101
Costco Wholesale Corp.	1.750%	2/15/20	200	197
Costco Wholesale Corp.	2.150%	5/18/21	200	196
Costco Wholesale Corp.	2.250%	2/15/22	100	98
Costco Wholesale Corp.	2.300%	5/18/22	150	147
Costco Wholesale Corp.	2.750%	5/18/24	175	170
Costco Wholesale Corp.	3.000%	5/18/27	100	96
Cummins Inc.	7.125%	3/1/28	100	123
Cummins Inc.	4.875%	10/1/43	125	136
Daimler Finance North America LLC	8.500%	1/18/31	250	337
Darden Restaurants Inc.	3.850%	5/1/27	200	190
Darden Restaurants Inc.	4.550%	2/15/48	50	46
Delphi Corp.	4.150%	3/15/24	125	124
Dollar General Corp.	3.250%	4/15/23	150	146
Dollar General Corp.	4.150%	11/1/25	105	104
Dollar General Corp.	3.875%	4/15/27	50	48
Dollar General Corp.	4.125%	5/1/28	150	146
Dollar Tree Inc.	3.700%	5/15/23	100	97
Dollar Tree Inc.	4.000%	5/15/25	200	192
Dollar Tree Inc.	4.200%	5/15/28	300	284
DR Horton Inc.	4.375%	9/15/22	100	101
DR Horton Inc.	4.750%	2/15/23	225	226
DR Horton Inc.	5.750%	8/15/23	100	105
eBay Inc.	3.250%	10/15/20	75	75
eBay Inc.	2.875%	8/1/21	125	123
eBay Inc.	3.800%	3/9/22	100	100
eBay Inc.	2.600%	7/15/22	450	433
eBay Inc.	2.750%	1/30/23	100	96
eBay Inc.	3.450%	8/1/24	125	119
eBay Inc.	3.600%	6/5/27	300	280
eBay Inc.	4.000%	7/15/42	25	19
Expedia Group Inc.	5.950%	8/15/20	75	77
Expedia Group Inc.	4.500%	8/15/24	100	100
Expedia Group Inc.	5.000%	2/15/26	275	278
Expedia Group Inc.	3.800%	2/15/28	100	92
Ford Motor Co.	4.346%	12/8/26	275	245
Ford Motor Co.	6.625%	10/1/28	175	175
Ford Motor Co.	6.375%	2/1/29	100	98
Ford Motor Co.	7.450%	7/16/31	375	386
Ford Motor Co.	4.750%	1/15/43	100	77
Ford Motor Co.	7.400%	11/1/46	100	100
Ford Motor Co.	5.291%	12/8/46	300	247
Ford Motor Credit Co. LLC	2.681%	1/9/20	200	197
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	258
Ford Motor Credit Co. LLC	2.459%	3/27/20	200	195
Ford Motor Credit Co. LLC	3.157%	8/4/20	200	196
Ford Motor Credit Co. LLC	2.343%	11/2/20	150	144
Ford Motor Credit Co. LLC	3.200%	1/15/21	250	242
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	255
Ford Motor Credit Co. LLC	3.336%	3/18/21	200	194
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	333
Ford Motor Credit Co. LLC	3.813%	10/12/21	200	194
Ford Motor Credit Co. LLC	3.339%	3/28/22	150	141
Ford Motor Credit Co. LLC	2.979%	8/3/22	300	277
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	192
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	213
Ford Motor Credit Co. LLC	3.810%	1/9/24	150	137
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	179
Ford Motor Credit Co. LLC	4.134%	8/4/25	500	450
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	180
Ford Motor Credit Co. LLC	3.815%	11/2/27	150	126
General Motors Co.	4.875%	10/2/23	975	977
General Motors Co.	4.000%	4/1/25	100	93
General Motors Co.	5.000%	10/1/28	150	143
General Motors Co.	5.000%	4/1/35	165	140
General Motors Co.	6.600%	4/1/36	250	244
General Motors Co.	5.150%	4/1/38	225	194
General Motors Co.	6.250%	10/2/43	210	196
General Motors Co.	5.200%	4/1/45	230	192
General Motors Co.	6.750%	4/1/46	130	128
General Motors Co.	5.400%	4/1/48	200	172
General Motors Co.	5.950%	4/1/49	250	228
General Motors Financial Co. Inc.	3.150%	1/15/20	65	64
General Motors Financial Co. Inc.	2.650%	4/13/20	300	295
General Motors Financial Co. Inc.	3.200%	7/13/20	300	296
General Motors Financial Co. Inc.	2.450%	11/6/20	200	194
General Motors Financial Co. Inc.	3.700%	11/24/20	275	273
General Motors Financial Co. Inc.	4.200%	3/1/21	175	174
General Motors Financial Co. Inc.	3.550%	4/9/21	150	148
General Motors Financial Co. Inc.	3.200%	7/6/21	225	220
General Motors Financial Co. Inc.	4.375%	9/25/21	100	100
General Motors Financial Co. Inc.	3.450%	1/14/22	125	120
General Motors Financial Co. Inc.	3.450%	4/10/22	355	340
General Motors Financial Co. Inc.	3.150%	6/30/22	100	95
General Motors Financial Co. Inc.	3.250%	1/5/23	275	259
General Motors Financial Co. Inc.	3.700%	5/9/23	200	190
General Motors Financial Co. Inc.	4.250%	5/15/23	150	145
General Motors Financial Co. Inc.	3.950%	4/13/24	400	375
General Motors Financial Co. Inc.	3.500%	11/7/24	200	182
General Motors Financial Co. Inc.	4.000%	1/15/25	175	162
General Motors Financial Co. Inc.	4.350%	4/9/25	325	309
General Motors Financial Co. Inc.	4.300%	7/13/25	300	281
General Motors Financial Co. Inc.	5.250%	3/1/26	150	147
General Motors Financial Co. Inc.	4.000%	10/6/26	100	89
General Motors Financial Co. Inc.	4.350%	1/17/27	200	184
General Motors Financial Co. Inc.	3.850%	1/5/28	200	172
GLP Capital LP / GLP Financing II Inc.	4.875%	11/1/20	175	176
GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	50	50
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	101
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	150	149
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	172
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	25
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	269
Harley-Davidson Inc.	3.500%	7/28/25	100	96
Harley-Davidson Inc.	4.625%	7/28/45	125	117
Harman International Industries Inc.	4.150%	5/15/25	50	50
Home Depot Inc.	1.800%	6/5/20	150	148
Home Depot Inc.	3.950%	9/15/20	100	101
Home Depot Inc.	2.000%	4/1/21	250	245
Home Depot Inc.	4.400%	4/1/21	190	196
Home Depot Inc.	3.250%	3/1/22	150	151
Home Depot Inc.	2.625%	6/1/22	265	261
Home Depot Inc.	2.700%	4/1/23	25	25
Home Depot Inc.	3.750%	2/15/24	200	204
Home Depot Inc.	3.350%	9/15/25	250	247
Home Depot Inc.	3.000%	4/1/26	125	121
Home Depot Inc.	2.125%	9/15/26	100	90
Home Depot Inc.	2.800%	9/14/27	150	141
Home Depot Inc.	3.900%	12/6/28	100	102
Home Depot Inc.	5.875%	12/16/36	825	992
Home Depot Inc.	5.400%	9/15/40	175	201
Home Depot Inc.	5.950%	4/1/41	175	216
Home Depot Inc.	4.200%	4/1/43	200	197
Home Depot Inc.	4.875%	2/15/44	300	320
Home Depot Inc.	4.250%	4/1/46	330	325
Home Depot Inc.	3.900%	6/15/47	75	71
Home Depot Inc.	4.500%	12/6/48	100	103
Home Depot Inc.	3.500%	9/15/56	150	125
Hyatt Hotels Corp.	5.375%	8/15/21	50	52
Hyatt Hotels Corp.	3.375%	7/15/23	100	97
Hyatt Hotels Corp.	4.850%	3/15/26	50	51
Hyatt Hotels Corp.	4.375%	9/15/28	75	72
IHS Markit Ltd.	4.750%	8/1/28	140	137
JD.com Inc.	3.125%	4/29/21	200	193

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kohl’s Corp.	4.000%	11/1/21	63	64
	Kohl’s Corp.	4.250%	7/17/25	100	98
	Kohl’s Corp.	5.550%	7/17/45	75	70
	Lear Corp.	5.250%	1/15/25	200	205
	Lear Corp.	3.800%	9/15/27	100	90
	Lowe’s Cos. Inc.	3.750%	4/15/21	200	201
	Lowe’s Cos. Inc.	3.875%	9/15/23	275	275
	Lowe’s Cos. Inc.	3.125%	9/15/24	100	96
	Lowe’s Cos. Inc.	3.375%	9/15/25	200	191
	Lowe’s Cos. Inc.	2.500%	4/15/26	250	222
	Lowe’s Cos. Inc.	3.100%	5/3/27	350	320
	Lowe’s Cos. Inc.	6.500%	3/15/29	67	78
	Lowe’s Cos. Inc.	4.650%	4/15/42	100	95
	Lowe’s Cos. Inc.	4.250%	9/15/44	100	89
	Lowe’s Cos. Inc.	4.375%	9/15/45	150	136
	Lowe’s Cos. Inc.	3.700%	4/15/46	250	203
	Lowe’s Cos. Inc.	4.050%	5/3/47	300	260
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	99
	Macy’s Retail Holdings Inc.	2.875%	2/15/23	170	157
	Macy’s Retail Holdings Inc.	4.375%	9/1/23	125	123
	Macy’s Retail Holdings Inc.	4.500%	12/15/34	121	97
	Magna International Inc.	3.625%	6/15/24	120	120
	Magna International Inc.	4.150%	10/1/25	100	102
	Marriott International Inc.	3.375%	10/15/20	225	223
	Marriott International Inc.	2.875%	3/1/21	50	49
	Marriott International Inc.	3.125%	10/15/21	50	49
	Marriott International Inc.	2.300%	1/15/22	100	96
	Marriott International Inc.	3.750%	3/15/25	175	169
	Marriott International Inc.	3.750%	10/1/25	65	63
	Marriott International Inc.	3.125%	6/15/26	183	166
	Marriott International Inc.	4.000%	4/15/28	50	47
	Mastercard Inc.	2.000%	11/21/21	100	97
	Mastercard Inc.	3.375%	4/1/24	150	151
	Mastercard Inc.	2.950%	11/21/26	100	96
	Mastercard Inc.	3.500%	2/26/28	50	50
	Mastercard Inc.	3.800%	11/21/46	100	96
	Mastercard Inc.	3.950%	2/26/48	100	100
	McDonald’s Corp.	2.750%	12/9/20	275	273
	McDonald’s Corp.	3.625%	5/20/21	175	177
	McDonald’s Corp.	2.625%	1/15/22	275	269
	McDonald’s Corp.	3.350%	4/1/23	200	199
	McDonald’s Corp.	3.375%	5/26/25	175	171
	McDonald’s Corp.	3.700%	1/30/26	300	295
	McDonald’s Corp.	3.500%	3/1/27	200	193
	McDonald’s Corp.	3.800%	4/1/28	350	343
	McDonald’s Corp.	4.700%	12/9/35	200	200
	McDonald’s Corp.	6.300%	10/15/37	150	176
	McDonald’s Corp.	6.300%	3/1/38	100	119
	McDonald’s Corp.	5.700%	2/1/39	100	113
	McDonald’s Corp.	3.700%	2/15/42	25	22
	McDonald’s Corp.	3.625%	5/1/43	25	21
	McDonald’s Corp.	4.600%	5/26/45	210	205
	McDonald’s Corp.	4.875%	12/9/45	300	305
	McDonald’s Corp.	4.450%	3/1/47	150	144
	McDonald’s Corp.	4.450%	9/1/48	150	143
	NIKE Inc.	2.375%	11/1/26	200	183
	NIKE Inc.	3.625%	5/1/43	50	47
	NIKE Inc.	3.875%	11/1/45	150	144
	NIKE Inc.	3.375%	11/1/46	100	88
	Nordstrom Inc.	4.000%	10/15/21	125	126
	Nordstrom Inc.	4.000%	3/15/27	100	95
	Nordstrom Inc.	5.000%	1/15/44	165	142
	NVR Inc.	3.950%	9/15/22	100	98
	O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
	O’Reilly Automotive Inc.	3.800%	9/1/22	100	100
	O’Reilly Automotive Inc.	3.850%	6/15/23	75	75
	O’Reilly Automotive Inc.	3.550%	3/15/26	100	96
	O’Reilly Automotive Inc.	3.600%	9/1/27	150	143
	PACCAR Financial Corp.	2.500%	8/14/20	75	74
	PACCAR Financial Corp.	2.050%	11/13/20	50	49
	PACCAR Financial Corp.	2.250%	2/25/21	75	74
	PACCAR Financial Corp.	2.800%	3/1/21	90	89
	PACCAR Financial Corp.	3.150%	8/9/21	25	25
	PACCAR Financial Corp.	2.300%	8/10/22	50	48
	PACCAR Financial Corp.	3.400%	8/9/23	100	101
	QVC Inc.	5.125%	7/2/22	25	25
	QVC Inc.	4.850%	4/1/24	95	91
	QVC Inc.	4.450%	2/15/25	100	93
	QVC Inc.	5.950%	3/15/43	125	111
	Ralph Lauren Corp.	2.625%	8/18/20	50	49
	Ralph Lauren Corp.	3.750%	9/15/25	50	50
	Royal Caribbean Cruises Ltd.	2.650%	11/28/20	50	49
	Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	104
	Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	183
10	Sands China Ltd.	4.600%	8/8/23	400	396
10	Sands China Ltd.	5.125%	8/8/25	400	395
10	Sands China Ltd.	5.400%	8/8/28	300	288
	Starbucks Corp.	2.200%	11/22/20	100	98
	Starbucks Corp.	2.100%	2/4/21	75	73
	Starbucks Corp.	2.700%	6/15/22	75	73
	Starbucks Corp.	3.100%	3/1/23	175	172
	Starbucks Corp.	3.850%	10/1/23	300	304
	Starbucks Corp.	3.800%	8/15/25	200	199
	Starbucks Corp.	2.450%	6/15/26	100	90
	Starbucks Corp.	3.500%	3/1/28	100	95
	Starbucks Corp.	4.000%	11/15/28	200	197
	Starbucks Corp.	4.300%	6/15/45	50	45
	Starbucks Corp.	3.750%	12/1/47	100	83
	Starbucks Corp.	4.500%	11/15/48	100	94
	Tapestry Inc.	3.000%	7/15/22	125	120
	Tapestry Inc.	4.250%	4/1/25	70	67
	Tapestry Inc.	4.125%	7/15/27	100	93
	Target Corp.	2.900%	1/15/22	175	174
	Target Corp.	3.500%	7/1/24	325	326
	Target Corp.	2.500%	4/15/26	175	163
	Target Corp.	6.350%	11/1/32	140	172
	Target Corp.	6.500%	10/15/37	103	126
	Target Corp.	7.000%	1/15/38	125	164
	Target Corp.	4.000%	7/1/42	260	246
	Target Corp.	3.625%	4/15/46	200	175
	Target Corp.	3.900%	11/15/47	125	116
	TJX Cos. Inc.	2.750%	6/15/21	100	99
	TJX Cos. Inc.	2.500%	5/15/23	100	97
	TJX Cos. Inc.	2.250%	9/15/26	200	181
	Toyota Motor Corp.	3.183%	7/20/21	140	141
	Toyota Motor Corp.	3.419%	7/20/23	150	150
	Toyota Motor Corp.	3.669%	7/20/28	100	102
	Toyota Motor Credit Corp.	2.200%	1/10/20	50	50
	Toyota Motor Credit Corp.	2.150%	3/12/20	300	297
	Toyota Motor Credit Corp.	1.950%	4/17/20	100	99
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	128
	Toyota Motor Credit Corp.	1.900%	4/8/21	250	244
	Toyota Motor Credit Corp.	2.950%	4/13/21	100	100
	Toyota Motor Credit Corp.	2.750%	5/17/21	200	198
	Toyota Motor Credit Corp.	3.400%	9/15/21	175	175
	Toyota Motor Credit Corp.	2.600%	1/11/22	200	197
	Toyota Motor Credit Corp.	3.300%	1/12/22	175	176
	Toyota Motor Credit Corp.	2.800%	7/13/22	100	98
	Toyota Motor Credit Corp.	2.150%	9/8/22	200	192
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	97
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	283
	Toyota Motor Credit Corp.	2.900%	4/17/24	100	97
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	124
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	194
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	96
	VF Corp.	3.500%	9/1/21	200	200
	VF Corp.	6.450%	11/1/37	50	63
	Visa Inc.	2.200%	12/14/20	500	495
	Visa Inc.	2.150%	9/15/22	100	96
	Visa Inc.	2.800%	12/14/22	550	543
	Visa Inc.	3.150%	12/14/25	675	664
	Visa Inc.	2.750%	9/15/27	150	142

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Visa Inc.	4.150%	12/14/35	275	284
	Visa Inc.	4.300%	12/14/45	700	722
	Visa Inc.	3.650%	9/15/47	100	93
	Walgreen Co.	3.100%	9/15/22	250	243
	Walgreen Co.	4.400%	9/15/42	195	172
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	224
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	369
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	305
	Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	119
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	230
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	115	103
	Walmart Inc.	2.850%	6/23/20	200	200
	Walmart Inc.	3.250%	10/25/20	825	832
	Walmart Inc.	1.900%	12/15/20	165	162
	Walmart Inc.	3.125%	6/23/21	300	302
	Walmart Inc.	2.350%	12/15/22	800	776
	Walmart Inc.	2.550%	4/11/23	150	146
	Walmart Inc.	3.400%	6/26/23	250	253
	Walmart Inc.	3.300%	4/22/24	250	250
	Walmart Inc.	2.650%	12/15/24	200	193
	Walmart Inc.	3.550%	6/26/25	275	277
	Walmart Inc.	5.875%	4/5/27	405	466
	Walmart Inc.	3.700%	6/26/28	450	455
	Walmart Inc.	7.550%	2/15/30	105	141
	Walmart Inc.	5.250%	9/1/35	210	242
	Walmart Inc.	6.200%	4/15/38	315	405
	Walmart Inc.	3.950%	6/28/38	275	274
	Walmart Inc.	5.000%	10/25/40	100	114
	Walmart Inc.	5.625%	4/15/41	175	211
	Walmart Inc.	4.000%	4/11/43	274	268
	Walmart Inc.	4.300%	4/22/44	361	366
	Walmart Inc.	3.625%	12/15/47	115	107
	Walmart Inc.	4.050%	6/29/48	375	373
	Western Union Co.	5.253%	4/1/20	133	135
	Western Union Co.	3.600%	3/15/22	100	99
	Western Union Co.	6.200%	11/17/36	75	73
	Western Union Co.	6.200%	6/21/40	35	32

	Consumer Noncyclical (4.3%)
	Abbott Laboratories	2.800%	9/15/20	100	99
	Abbott Laboratories	2.900%	11/30/21	575	569
	Abbott Laboratories	2.550%	3/15/22	175	170
	Abbott Laboratories	3.400%	11/30/23	316	314
	Abbott Laboratories	2.950%	3/15/25	175	167
	Abbott Laboratories	3.875%	9/15/25	75	75
	Abbott Laboratories	3.750%	11/30/26	342	338
	Abbott Laboratories	4.750%	11/30/36	300	314
	Abbott Laboratories	5.300%	5/27/40	125	136
	Abbott Laboratories	4.750%	4/15/43	75	77
	Abbott Laboratories	4.900%	11/30/46	775	815
	AbbVie Inc.	2.500%	5/14/20	725	717
	AbbVie Inc.	2.300%	5/14/21	350	341
	AbbVie Inc.	3.375%	11/14/21	250	250
	AbbVie Inc.	2.900%	11/6/22	800	776
	AbbVie Inc.	3.200%	11/6/22	275	271
	AbbVie Inc.	2.850%	5/14/23	200	192
	AbbVie Inc.	3.750%	11/14/23	250	249
	AbbVie Inc.	3.600%	5/14/25	725	696
	AbbVie Inc.	3.200%	5/14/26	350	323
	AbbVie Inc.	4.250%	11/14/28	350	341
	AbbVie Inc.	4.500%	5/14/35	475	440
	AbbVie Inc.	4.300%	5/14/36	190	172
	AbbVie Inc.	4.400%	11/6/42	476	419
	AbbVie Inc.	4.700%	5/14/45	527	479
	AbbVie Inc.	4.450%	5/14/46	400	351
	AbbVie Inc.	4.875%	11/14/48	275	257
	Actavis Inc.	3.250%	10/1/22	300	292
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	52
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	100
	Agilent Technologies Inc.	5.000%	7/15/20	100	103
	Agilent Technologies Inc.	3.200%	10/1/22	75	73
	Agilent Technologies Inc.	3.875%	7/15/23	100	101
	Agilent Technologies Inc.	3.050%	9/22/26	75	70
	AHS Hospital Corp.	5.024%	7/1/45	75	83
	Allergan Finance LLC	4.625%	10/1/42	140	129
	Allergan Funding SCS	3.000%	3/12/20	674	671
	Allergan Funding SCS	3.450%	3/15/22	507	500
	Allergan Funding SCS	3.850%	6/15/24	200	198
	Allergan Funding SCS	3.800%	3/15/25	740	723
	Allergan Funding SCS	4.550%	3/15/35	450	429
	Allergan Funding SCS	4.850%	6/15/44	255	242
	Allergan Inc.	3.375%	9/15/20	125	125
	Allergan Inc.	2.800%	3/15/23	100	95
	Altria Group Inc.	2.625%	1/14/20	500	495
	Altria Group Inc.	4.750%	5/5/21	275	281
	Altria Group Inc.	2.850%	8/9/22	125	120
	Altria Group Inc.	2.950%	5/2/23	400	379
	Altria Group Inc.	2.625%	9/16/26	75	65
	Altria Group Inc.	4.250%	8/9/42	275	223
	Altria Group Inc.	4.500%	5/2/43	125	104
	Altria Group Inc.	5.375%	1/31/44	350	327
	Altria Group Inc.	3.875%	9/16/46	175	134
	AmerisourceBergen Corp.	3.500%	11/15/21	200	200
	AmerisourceBergen Corp.	3.400%	5/15/24	75	73
	AmerisourceBergen Corp.	3.250%	3/1/25	50	48
	AmerisourceBergen Corp.	3.450%	12/15/27	175	162
	AmerisourceBergen Corp.	4.250%	3/1/45	50	43
	AmerisourceBergen Corp.	4.300%	12/15/47	150	131
	Amgen Inc.	2.125%	5/1/20	175	173
	Amgen Inc.	2.200%	5/11/20	175	173
	Amgen Inc.	3.450%	10/1/20	225	226
	Amgen Inc.	4.100%	6/15/21	150	153
	Amgen Inc.	1.850%	8/19/21	125	121
	Amgen Inc.	3.875%	11/15/21	250	253
	Amgen Inc.	2.700%	5/1/22	75	73
	Amgen Inc.	2.650%	5/11/22	75	73
	Amgen Inc.	3.625%	5/15/22	225	225
	Amgen Inc.	2.250%	8/19/23	150	142
	Amgen Inc.	3.625%	5/22/24	500	498
	Amgen Inc.	3.125%	5/1/25	175	168
	Amgen Inc.	2.600%	8/19/26	455	414
	Amgen Inc.	4.950%	10/1/41	300	301
	Amgen Inc.	5.150%	11/15/41	50	52
	Amgen Inc.	4.400%	5/1/45	450	419
	Amgen Inc.	4.563%	6/15/48	506	486
	Amgen Inc.	4.663%	6/15/51	634	599
10	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	2,200	2,079
10	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,245	1,158
10	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,285	2,123
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	831	817
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	725	690
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,155	1,123
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	244
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	244
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	178
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	100	101
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	503
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	300	291
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	478
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	246
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	193
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	304
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	254
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	475	427
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	326	277
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	75	65
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	168
	Archer-Daniels-Midland Co.	3.375%	3/15/22	100	101
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	183

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	93
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	108
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	51
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	189
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	90
	Archer-Daniels-Midland Co.	4.500%	3/15/49	125	128
	Ascension Health	3.945%	11/15/46	175	169
5	Ascension Health	4.847%	11/15/53	75	82
	AstraZeneca plc	2.375%	11/16/20	300	295
	AstraZeneca plc	2.375%	6/12/22	225	216
	AstraZeneca plc	3.500%	8/17/23	225	222
	AstraZeneca plc	3.375%	11/16/25	250	241
	AstraZeneca plc	3.125%	6/12/27	175	163
	AstraZeneca plc	4.000%	1/17/29	200	198
	AstraZeneca plc	6.450%	9/15/37	450	539
	AstraZeneca plc	4.000%	9/18/42	250	225
	AstraZeneca plc	4.375%	11/16/45	150	142
	AstraZeneca plc	4.375%	8/17/48	150	142
	BAT Capital Corp.	2.297%	8/14/20	375	365
	BAT Capital Corp.	2.764%	8/15/22	650	614
	BAT Capital Corp.	3.222%	8/15/24	450	414
	BAT Capital Corp.	3.557%	8/15/27	675	599
	BAT Capital Corp.	4.390%	8/15/37	525	431
	BAT Capital Corp.	4.540%	8/15/47	475	381
	Baxalta Inc.	2.875%	6/23/20	53	52
	Baxalta Inc.	3.600%	6/23/22	15	15
	Baxalta Inc.	4.000%	6/23/25	97	94
	Baxalta Inc.	5.250%	6/23/45	73	75
	Baxter International Inc.	1.700%	8/15/21	150	144
	Baxter International Inc.	3.500%	8/15/46	100	84
	Baylor Scott & White Holdings	4.185%	11/15/45	100	99
	Beam Suntory Inc.	3.250%	5/15/22	50	49
	Becton Dickinson & Co.	2.404%	6/5/20	200	197
	Becton Dickinson & Co.	3.250%	11/12/20	150	149
	Becton Dickinson & Co.	3.125%	11/8/21	65	64
	Becton Dickinson & Co.	2.894%	6/6/22	350	339
	Becton Dickinson & Co.	3.300%	3/1/23	50	49
	Becton Dickinson & Co.	3.363%	6/6/24	275	263
	Becton Dickinson & Co.	3.734%	12/15/24	272	262
	Becton Dickinson & Co.	3.700%	6/6/27	450	425
	Becton Dickinson & Co.	4.875%	5/15/44	50	47
	Becton Dickinson & Co.	4.685%	12/15/44	250	237
	Becton Dickinson & Co.	4.669%	6/6/47	275	259
	Becton Dickinson and Co.	5.000%	11/12/40	50	49
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	77
	Biogen Inc.	2.900%	9/15/20	325	323
	Biogen Inc.	3.625%	9/15/22	275	276
	Biogen Inc.	4.050%	9/15/25	300	298
	Biogen Inc.	5.200%	9/15/45	340	350
	Boston Children’s Hospital Corp. Revenue	4.115%	1/1/47	75	74
	Boston Scientific Corp.	6.000%	1/15/20	150	154
	Boston Scientific Corp.	2.850%	5/15/20	100	99
	Boston Scientific Corp.	3.375%	5/15/22	50	50
	Boston Scientific Corp.	3.850%	5/15/25	150	147
	Boston Scientific Corp.	4.000%	3/1/28	200	194
	Boston Scientific Corp.	7.000%	11/15/35	50	63
	Boston Scientific Corp.	7.375%	1/15/40	50	65
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	264
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	232
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	88
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	106
	Brown-Forman Corp.	3.500%	4/15/25	75	74
	Brown-Forman Corp.	4.500%	7/15/45	100	106
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	239
	Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	124
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	177
	Campbell Soup Co.	3.300%	3/15/21	125	124
	Campbell Soup Co.	3.650%	3/15/23	325	316
	Campbell Soup Co.	3.950%	3/15/25	200	191
	Campbell Soup Co.	3.300%	3/19/25	125	113
	Campbell Soup Co.	4.150%	3/15/28	225	210
	Campbell Soup Co.	3.800%	8/2/42	75	55
	Campbell Soup Co.	4.800%	3/15/48	160	136
	Cardinal Health Inc.	2.616%	6/15/22	200	193
	Cardinal Health Inc.	3.200%	3/15/23	150	146
	Cardinal Health Inc.	3.079%	6/15/24	150	140
	Cardinal Health Inc.	3.750%	9/15/25	100	97
	Cardinal Health Inc.	3.410%	6/15/27	265	241
	Cardinal Health Inc.	4.600%	3/15/43	75	65
	Cardinal Health Inc.	4.500%	11/15/44	50	43
	Cardinal Health Inc.	4.900%	9/15/45	100	91
	Cardinal Health Inc.	4.368%	6/15/47	125	105
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	73
5	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	175	159
	Celgene Corp.	2.875%	8/15/20	250	247
	Celgene Corp.	3.950%	10/15/20	125	126
	Celgene Corp.	2.875%	2/19/21	125	123
	Celgene Corp.	2.250%	8/15/21	75	73
	Celgene Corp.	3.250%	8/15/22	175	171
	Celgene Corp.	3.550%	8/15/22	50	49
	Celgene Corp.	2.750%	2/15/23	150	144
	Celgene Corp.	3.250%	2/20/23	200	196
	Celgene Corp.	4.000%	8/15/23	125	125
	Celgene Corp.	3.625%	5/15/24	175	171
	Celgene Corp.	3.875%	8/15/25	475	457
	Celgene Corp.	3.450%	11/15/27	110	100
	Celgene Corp.	3.900%	2/20/28	300	281
	Celgene Corp.	5.700%	10/15/40	50	52
	Celgene Corp.	5.250%	8/15/43	150	146
	Celgene Corp.	4.625%	5/15/44	175	155
	Celgene Corp.	5.000%	8/15/45	300	277
	Celgene Corp.	4.350%	11/15/47	250	209
	Celgene Corp.	4.550%	2/20/48	275	240
	Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	50	51
	CHRISTUS Health	4.341%	7/1/28	125	127
	Church & Dwight Co. Inc.	2.450%	8/1/22	25	24
	Church & Dwight Co. Inc.	3.150%	8/1/27	100	93
	Church & Dwight Co. Inc.	3.950%	8/1/47	75	68
	City of Hope	5.623%	11/15/43	75	86
	City of Hope	4.378%	8/15/48	100	97
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	75	77
	Clorox Co.	3.800%	11/15/21	250	253
	Clorox Co.	3.050%	9/15/22	100	98
	Clorox Co.	3.500%	12/15/24	175	174
	Clorox Co.	3.100%	10/1/27	50	47
	Clorox Co.	3.900%	5/15/28	25	25
	Coca-Cola Co.	1.875%	10/27/20	400	393
	Coca-Cola Co.	2.450%	11/1/20	250	248
	Coca-Cola Co.	3.150%	11/15/20	125	125
	Coca-Cola Co.	1.550%	9/1/21	175	169
	Coca-Cola Co.	3.300%	9/1/21	250	253
	Coca-Cola Co.	2.200%	5/25/22	100	97
	Coca-Cola Co.	3.200%	11/1/23	225	225
	Coca-Cola Co.	2.875%	10/27/25	300	289
	Coca-Cola Co.	2.550%	6/1/26	100	94
	Coca-Cola Co.	2.250%	9/1/26	355	324
	Coca-Cola Co.	2.900%	5/25/27	100	95
	Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	123
	Coca-Cola European Partners PLC	3.500%	9/15/20	300	299
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	101
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	250
	Colgate-Palmolive Co.	2.450%	11/15/21	75	74
	Colgate-Palmolive Co.	2.250%	11/15/22	75	73
	Colgate-Palmolive Co.	2.100%	5/1/23	280	268
	Colgate-Palmolive Co.	3.250%	3/15/24	100	100
	Colgate-Palmolive Co.	4.000%	8/15/45	125	125
	Colgate-Palmolive Co.	3.700%	8/1/47	50	48
	Conagra Brands Inc.	3.800%	10/22/21	200	200
	Conagra Brands Inc.	3.250%	9/15/22	75	73

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Conagra Brands Inc.	3.200%	1/25/23	151	146
Conagra Brands Inc.	4.300%	5/1/24	200	198
Conagra Brands Inc.	4.600%	11/1/25	50	51
Conagra Brands Inc.	7.000%	10/1/28	75	85
Conagra Brands Inc.	4.850%	11/1/28	275	269
Conagra Brands Inc.	8.250%	9/15/30	50	64
Conagra Brands Inc.	5.300%	11/1/38	200	189
Conagra Brands Inc.	5.400%	11/1/48	200	183
Constellation Brands Inc.	2.250%	11/6/20	100	98
Constellation Brands Inc.	3.750%	5/1/21	100	101
Constellation Brands Inc.	2.700%	5/9/22	50	48
Constellation Brands Inc.	2.650%	11/7/22	250	238
Constellation Brands Inc.	3.200%	2/15/23	250	242
Constellation Brands Inc.	4.250%	5/1/23	200	202
Constellation Brands Inc.	4.750%	11/15/24	175	180
Constellation Brands Inc.	4.400%	11/15/25	100	101
Constellation Brands Inc.	3.700%	12/6/26	100	94
Constellation Brands Inc.	3.500%	5/9/27	150	141
Constellation Brands Inc.	3.600%	2/15/28	175	161
Constellation Brands Inc.	4.650%	11/15/28	100	100
Constellation Brands Inc.	4.500%	5/9/47	75	69
Constellation Brands Inc.	4.100%	2/15/48	150	126
Constellation Brands Inc.	5.250%	11/15/48	100	101
Covidien International Finance SA	4.200%	6/15/20	100	102
Covidien International Finance SA	3.200%	6/15/22	200	200
CVS Health Corp.	3.125%	3/9/20	375	374
CVS Health Corp.	2.800%	7/20/20	475	471
CVS Health Corp.	3.350%	3/9/21	575	572
CVS Health Corp.	2.125%	6/1/21	250	241
CVS Health Corp.	3.500%	7/20/22	350	347
CVS Health Corp.	2.750%	12/1/22	150	143
CVS Health Corp.	4.750%	12/1/22	150	154
CVS Health Corp.	3.700%	3/9/23	630	623
CVS Health Corp.	4.000%	12/5/23	195	195
CVS Health Corp.	3.375%	8/12/24	475	453
CVS Health Corp.	4.100%	3/25/25	905	897
CVS Health Corp.	3.875%	7/20/25	765	743
CVS Health Corp.	2.875%	6/1/26	425	386
CVS Health Corp.	4.300%	3/25/28	1,685	1,649
CVS Health Corp.	4.875%	7/20/35	125	120
CVS Health Corp.	4.780%	3/25/38	625	597
CVS Health Corp.	6.125%	9/15/39	75	80
CVS Health Corp.	5.300%	12/5/43	150	152
CVS Health Corp.	5.125%	7/20/45	775	760
CVS Health Corp.	5.050%	3/25/48	1,700	1,657
Danaher Corp.	2.400%	9/15/20	100	99
Danaher Corp.	3.350%	9/15/25	100	98
Danaher Corp.	4.375%	9/15/45	100	104
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	97
Delhaize America LLC	9.000%	4/15/31	100	136
Diageo Capital plc	4.828%	7/15/20	125	128
Diageo Capital plc	2.625%	4/29/23	500	485
Diageo Capital plc	5.875%	9/30/36	50	60
Diageo Investment Corp.	2.875%	5/11/22	200	198
Diageo Investment Corp.	4.250%	5/11/42	150	152
Dignity Health California GO	3.125%	11/1/22	50	50
Dignity Health California GO	3.812%	11/1/24	100	100
Dignity Health California GO	4.500%	11/1/42	100	96
Duke University Health System Inc.	3.920%	6/1/47	100	98
Edwards Lifesciences Corp.	4.300%	6/15/28	75	75
Eli Lilly & Co.	2.350%	5/15/22	50	49
Eli Lilly & Co.	2.750%	6/1/25	150	144
Eli Lilly & Co.	3.100%	5/15/27	125	121
Eli Lilly & Co.	5.550%	3/15/37	100	116
Eli Lilly & Co.	3.700%	3/1/45	160	148
Estee Lauder Cos. Inc.	1.800%	2/7/20	100	99
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	218
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	144
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	93
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	104
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	99
Express Scripts Holding Co.	2.600%	11/30/20	100	98
Express Scripts Holding Co.	3.300%	2/25/21	150	149
Express Scripts Holding Co.	4.750%	11/15/21	425	437
Express Scripts Holding Co.	3.900%	2/15/22	200	200
Express Scripts Holding Co.	3.050%	11/30/22	100	97
Express Scripts Holding Co.	3.000%	7/15/23	700	672
Express Scripts Holding Co.	4.500%	2/25/26	265	267
Express Scripts Holding Co.	3.400%	3/1/27	275	254
Express Scripts Holding Co.	6.125%	11/15/41	92	104
Express Scripts Holding Co.	4.800%	7/15/46	350	337
Flowers Foods Inc.	4.375%	4/1/22	100	101
Flowers Foods Inc.	3.500%	10/1/26	75	71
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	95
Genentech Inc.	5.250%	7/15/35	100	114
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	2.600%	10/12/22	250	240
General Mills Inc.	3.700%	10/17/23	575	572
General Mills Inc.	3.200%	2/10/27	150	136
General Mills Inc.	4.200%	4/17/28	225	221
General Mills Inc.	4.550%	4/17/38	75	68
General Mills Inc.	5.400%	6/15/40	100	100
General Mills Inc.	4.700%	4/17/48	175	158
Gilead Sciences Inc.	2.350%	2/1/20	105	104
Gilead Sciences Inc.	2.550%	9/1/20	325	322
Gilead Sciences Inc.	4.500%	4/1/21	150	154
Gilead Sciences Inc.	4.400%	12/1/21	725	748
Gilead Sciences Inc.	3.250%	9/1/22	375	373
Gilead Sciences Inc.	2.500%	9/1/23	300	288
Gilead Sciences Inc.	3.700%	4/1/24	350	348
Gilead Sciences Inc.	3.500%	2/1/25	310	302
Gilead Sciences Inc.	3.650%	3/1/26	575	564
Gilead Sciences Inc.	2.950%	3/1/27	225	210
Gilead Sciences Inc.	4.600%	9/1/35	150	151
Gilead Sciences Inc.	5.650%	12/1/41	175	193
Gilead Sciences Inc.	4.800%	4/1/44	300	302
Gilead Sciences Inc.	4.500%	2/1/45	275	263
Gilead Sciences Inc.	4.750%	3/1/46	405	404
Gilead Sciences Inc.	4.150%	3/1/47	575	530
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	49
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	226
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	325	327
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	381
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	500	634
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	100
GlaxoSmithKline Capital plc	3.125%	5/14/21	375	375
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	99
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	53
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	125
Hasbro Inc.	6.350%	3/15/40	125	132
Hasbro Inc.	5.100%	5/15/44	50	45
Hershey Co.	2.900%	5/15/20	75	75
Hershey Co.	4.125%	12/1/20	75	77
Hershey Co.	3.100%	5/15/21	75	75
Hershey Co.	2.625%	5/1/23	100	97
Hershey Co.	3.375%	5/15/23	150	151
Hershey Co.	3.200%	8/21/25	65	64
Hershey Co.	2.300%	8/15/26	100	91
Hillshire Brands Co.	4.100%	9/15/20	50	50
Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	125
Ingredion Inc.	4.625%	11/1/20	25	26
Ingredion Inc.	3.200%	10/1/26	100	93
JM Smucker Co.	2.500%	3/15/20	75	74
JM Smucker Co.	3.500%	10/15/21	175	176
JM Smucker Co.	3.000%	3/15/22	100	98
JM Smucker Co.	3.500%	3/15/25	175	168
JM Smucker Co.	3.375%	12/15/27	150	139
JM Smucker Co.	4.250%	3/15/35	100	92
JM Smucker Co.	4.375%	3/15/45	100	89
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	98

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Johnson & Johnson	2.950%	9/1/20	100	100
	Johnson & Johnson	1.950%	11/10/20	200	197
	Johnson & Johnson	1.650%	3/1/21	275	268
	Johnson & Johnson	2.250%	3/3/22	425	416
	Johnson & Johnson	2.050%	3/1/23	125	121
	Johnson & Johnson	3.375%	12/5/23	200	203
	Johnson & Johnson	2.625%	1/15/25	250	240
	Johnson & Johnson	2.450%	3/1/26	350	329
	Johnson & Johnson	2.950%	3/3/27	200	192
	Johnson & Johnson	2.900%	1/15/28	100	95
	Johnson & Johnson	6.950%	9/1/29	25	33
	Johnson & Johnson	4.950%	5/15/33	150	169
	Johnson & Johnson	4.375%	12/5/33	100	107
	Johnson & Johnson	3.550%	3/1/36	175	166
	Johnson & Johnson	3.625%	3/3/37	150	144
	Johnson & Johnson	5.950%	8/15/37	300	374
	Johnson & Johnson	3.400%	1/15/38	200	186
	Johnson & Johnson	4.500%	9/1/40	150	160
	Johnson & Johnson	4.500%	12/5/43	200	215
	Johnson & Johnson	3.700%	3/1/46	350	332
	Johnson & Johnson	3.750%	3/3/47	175	168
	Johnson & Johnson	3.500%	1/15/48	200	184
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	50
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	96
	Kaiser Foundation Hospitals	4.875%	4/1/42	250	280
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	148
	Kellogg Co.	4.000%	12/15/20	172	174
	Kellogg Co.	3.250%	5/14/21	75	74
	Kellogg Co.	2.650%	12/1/23	150	141
	Kellogg Co.	3.250%	4/1/26	125	117
	Kellogg Co.	3.400%	11/15/27	125	116
	Kellogg Co.	7.450%	4/1/31	25	31
	Kellogg Co.	4.500%	4/1/46	250	227
	Keurig Dr Pepper Inc.	2.000%	1/15/20	75	74
10	Keurig Dr Pepper Inc.	3.551%	5/25/21	300	299
	Keurig Dr Pepper Inc.	2.700%	11/15/22	50	47
10	Keurig Dr Pepper Inc.	4.057%	5/25/23	375	373
	Keurig Dr Pepper Inc.	3.130%	12/15/23	350	331
10	Keurig Dr Pepper Inc.	4.417%	5/25/25	200	199
	Keurig Dr Pepper Inc.	3.400%	11/15/25	100	93
	Keurig Dr Pepper Inc.	2.550%	9/15/26	75	65
	Keurig Dr Pepper Inc.	3.430%	6/15/27	100	91
10	Keurig Dr Pepper Inc.	4.597%	5/25/28	375	371
	Keurig Dr Pepper Inc.	7.450%	5/1/38	16	20
10	Keurig Dr Pepper Inc.	4.985%	5/25/38	100	97
	Keurig Dr Pepper Inc.	4.500%	11/15/45	50	44
	Keurig Dr Pepper Inc.	4.420%	12/15/46	125	108
10	Keurig Dr Pepper Inc.	5.085%	5/25/48	150	143
	Kimberly-Clark Corp.	3.625%	8/1/20	140	141
	Kimberly-Clark Corp.	3.050%	8/15/25	50	49
	Kimberly-Clark Corp.	2.750%	2/15/26	100	95
	Kimberly-Clark Corp.	3.950%	11/1/28	125	130
	Kimberly-Clark Corp.	6.625%	8/1/37	250	326
	Kimberly-Clark Corp.	5.300%	3/1/41	25	29
	Kimberly-Clark Corp.	3.200%	7/30/46	100	87
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	40
	Koninklijke Philips NV	6.875%	3/11/38	100	126
	Koninklijke Philips NV	5.000%	3/15/42	100	108
	Kraft Foods Group Inc.	5.375%	2/10/20	138	141
	Kraft Foods Group Inc.	6.875%	1/26/39	275	315
	Kraft Foods Group Inc.	6.500%	2/9/40	50	53
	Kraft Foods Group Inc.	5.000%	6/4/42	385	350
	Kraft Heinz Foods Co.	2.800%	7/2/20	280	278
	Kraft Heinz Foods Co.	3.500%	7/15/22	320	316
	Kraft Heinz Foods Co.	4.000%	6/15/23	200	199
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	348
	Kraft Heinz Foods Co.	3.000%	6/1/26	375	334
	Kraft Heinz Foods Co.	4.625%	1/30/29	200	198
	Kraft Heinz Foods Co.	5.000%	7/15/35	195	183
	Kraft Heinz Foods Co.	5.200%	7/15/45	370	334
	Kraft Heinz Foods Co.	4.375%	6/1/46	550	457
	Kroger Co.	6.150%	1/15/20	125	129
	Kroger Co.	3.300%	1/15/21	250	249
	Kroger Co.	2.600%	2/1/21	50	49
	Kroger Co.	2.950%	11/1/21	150	148
	Kroger Co.	3.400%	4/15/22	75	74
	Kroger Co.	2.800%	8/1/22	100	97
	Kroger Co.	4.000%	2/1/24	100	100
	Kroger Co.	3.500%	2/1/26	160	152
	Kroger Co.	2.650%	10/15/26	100	89
	Kroger Co.	3.700%	8/1/27	100	94
	Kroger Co.	7.700%	6/1/29	50	61
	Kroger Co.	8.000%	9/15/29	125	154
	Kroger Co.	7.500%	4/1/31	100	123
	Kroger Co.	5.400%	7/15/40	50	50
	Kroger Co.	5.150%	8/1/43	100	96
	Kroger Co.	3.875%	10/15/46	50	40
	Kroger Co.	4.450%	2/1/47	225	198
	Kroger Co.	4.650%	1/15/48	100	91
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	99
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	25
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	142
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	167
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	96
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	135
	Life Technologies Corp.	6.000%	3/1/20	125	128
	Life Technologies Corp.	5.000%	1/15/21	100	103
5	Mayo Clinic	3.774%	11/15/43	75	73
5	Mayo Clinic	4.128%	11/15/52	50	51
	McCormick & Co. Inc.	3.900%	7/15/21	50	50
	McCormick & Co. Inc.	3.150%	8/15/24	150	144
	McCormick & Co. Inc.	3.400%	8/15/27	150	142
	McKesson Corp.	3.650%	11/30/20	125	126
	McKesson Corp.	3.796%	3/15/24	200	197
	McKesson Corp.	3.950%	2/16/28	200	192
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	149
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	128
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	119
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	77
	Medtronic Global Holdings SCA	3.350%	4/1/27	115	112
	Medtronic Inc.	2.500%	3/15/20	650	647
	Medtronic Inc.	3.125%	3/15/22	460	455
	Medtronic Inc.	3.150%	3/15/22	650	646
	Medtronic Inc.	3.625%	3/15/24	50	50
	Medtronic Inc.	3.500%	3/15/25	890	886
	Medtronic Inc.	4.375%	3/15/35	518	531
	Medtronic Inc.	6.500%	3/15/39	25	32
	Medtronic Inc.	5.550%	3/15/40	150	177
	Medtronic Inc.	4.500%	3/15/42	171	174
	Medtronic Inc.	4.625%	3/15/45	950	995
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	150	151
	Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	25	26
	Merck & Co. Inc.	1.850%	2/10/20	300	297
	Merck & Co. Inc.	3.875%	1/15/21	250	255
	Merck & Co. Inc.	2.350%	2/10/22	225	220
	Merck & Co. Inc.	2.400%	9/15/22	250	244
	Merck & Co. Inc.	2.800%	5/18/23	325	320
	Merck & Co. Inc.	2.750%	2/10/25	550	532
	Merck & Co. Inc.	6.500%	12/1/33	125	163
	Merck & Co. Inc.	3.600%	9/15/42	100	94
	Merck & Co. Inc.	4.150%	5/18/43	200	202
	Merck & Co. Inc.	3.700%	2/10/45	550	527
	Mercy Health	4.302%	7/1/28	25	26
	Molson Coors Brewing Co.	2.250%	3/15/20	100	99
	Molson Coors Brewing Co.	2.100%	7/15/21	100	96
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	3.000%	7/15/26	375	332
	Molson Coors Brewing Co.	5.000%	5/1/42	100	94
	Molson Coors Brewing Co.	4.200%	7/15/46	475	395

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Montefiore Obligated Group	5.246%	11/1/48	175	170
5	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	47
	Mylan Inc.	4.200%	11/29/23	100	98
10	Mylan Inc.	4.550%	4/15/28	150	140
	Mylan Inc.	5.400%	11/29/43	75	65
10	Mylan Inc.	5.200%	4/15/48	150	127
	Mylan NV	3.150%	6/15/21	400	393
	Mylan NV	3.950%	6/15/26	350	317
	Mylan NV	5.250%	6/15/46	175	144
	New York & Presbyterian Hospital	4.024%	8/1/45	130	128
	New York & Presbyterian Hospital	4.063%	8/1/56	75	74
	Newell Brands Inc.	3.850%	4/1/23	635	618
	Newell Brands Inc.	4.000%	12/1/24	100	99
	Newell Brands Inc.	4.200%	4/1/26	325	319
	Newell Brands Inc.	5.375%	4/1/36	154	148
	Newell Brands Inc.	5.500%	4/1/46	105	99
	Northwell Healthcare Inc.	3.979%	11/1/46	100	91
	Northwell Healthcare Inc.	4.260%	11/1/47	200	190
	Novartis Capital Corp.	1.800%	2/14/20	250	247
	Novartis Capital Corp.	4.400%	4/24/20	150	153
	Novartis Capital Corp.	2.400%	5/17/22	400	390
	Novartis Capital Corp.	2.400%	9/21/22	175	170
	Novartis Capital Corp.	3.400%	5/6/24	400	401
	Novartis Capital Corp.	3.000%	11/20/25	300	290
	Novartis Capital Corp.	3.100%	5/17/27	175	170
	Novartis Capital Corp.	3.700%	9/21/42	100	96
	Novartis Capital Corp.	4.400%	5/6/44	375	399
	Novartis Capital Corp.	4.000%	11/20/45	225	227
	NYU Hospitals Center	4.784%	7/1/44	100	105
5	NYU Hospitals Center	4.368%	7/1/47	110	111
	Orlando Health Obligated Group	4.089%	10/1/48	50	48
	Partners Healthcare System Inc.	4.117%	7/1/55	50	48
	PeaceHealth Obligated Group	4.787%	11/15/48	75	79
	PepsiCo Inc.	4.500%	1/15/20	25	25
	PepsiCo Inc.	1.850%	4/30/20	400	394
	PepsiCo Inc.	2.150%	10/14/20	200	197
	PepsiCo Inc.	2.000%	4/15/21	300	294
	PepsiCo Inc.	3.000%	8/25/21	150	150
	PepsiCo Inc.	1.700%	10/6/21	175	169
	PepsiCo Inc.	2.750%	3/5/22	375	372
	PepsiCo Inc.	2.250%	5/2/22	150	146
	PepsiCo Inc.	2.750%	4/30/25	200	191
	PepsiCo Inc.	3.500%	7/17/25	125	125
	PepsiCo Inc.	2.375%	10/6/26	225	206
	PepsiCo Inc.	3.000%	10/15/27	325	311
	PepsiCo Inc.	4.000%	3/5/42	175	172
	PepsiCo Inc.	3.600%	8/13/42	100	92
	PepsiCo Inc.	4.250%	10/22/44	225	228
	PepsiCo Inc.	4.600%	7/17/45	75	81
	PepsiCo Inc.	4.450%	4/14/46	125	131
	PepsiCo Inc.	3.450%	10/6/46	225	203
	PepsiCo Inc.	4.000%	5/2/47	175	171
	PerkinElmer Inc.	5.000%	11/15/21	150	155
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	187
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	205
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	200	174
	Pfizer Inc.	5.200%	8/12/20	25	26
	Pfizer Inc.	1.950%	6/3/21	225	220
	Pfizer Inc.	3.000%	9/15/21	125	126
	Pfizer Inc.	2.200%	12/15/21	100	98
	Pfizer Inc.	3.200%	9/15/23	125	125
	Pfizer Inc.	3.400%	5/15/24	100	101
	Pfizer Inc.	2.750%	6/3/26	290	275
	Pfizer Inc.	3.000%	12/15/26	300	289
	Pfizer Inc.	3.600%	9/15/28	200	200
	Pfizer Inc.	4.000%	12/15/36	200	198
	Pfizer Inc.	4.100%	9/15/38	150	151
	Pfizer Inc.	7.200%	3/15/39	425	593
	Pfizer Inc.	4.300%	6/15/43	125	128
	Pfizer Inc.	4.400%	5/15/44	200	209
	Pfizer Inc.	4.125%	12/15/46	250	252
	Pfizer Inc.	4.200%	9/15/48	450	456
	Pharmacia LLC	6.600%	12/1/28	75	92
	Philip Morris International Inc.	2.000%	2/21/20	175	173
	Philip Morris International Inc.	1.875%	2/25/21	125	121
	Philip Morris International Inc.	2.375%	8/17/22	150	144
	Philip Morris International Inc.	2.500%	11/2/22	300	288
	Philip Morris International Inc.	2.625%	3/6/23	100	96
	Philip Morris International Inc.	2.125%	5/10/23	95	89
	Philip Morris International Inc.	3.600%	11/15/23	500	497
	Philip Morris International Inc.	3.250%	11/10/24	250	242
	Philip Morris International Inc.	3.375%	8/11/25	150	146
	Philip Morris International Inc.	2.750%	2/25/26	200	185
	Philip Morris International Inc.	3.125%	3/2/28	100	94
	Philip Morris International Inc.	6.375%	5/16/38	200	231
	Philip Morris International Inc.	4.375%	11/15/41	350	321
	Philip Morris International Inc.	4.500%	3/20/42	125	117
	Philip Morris International Inc.	3.875%	8/21/42	25	21
	Philip Morris International Inc.	4.125%	3/4/43	175	157
	Philip Morris International Inc.	4.875%	11/15/43	155	153
	Philip Morris International Inc.	4.250%	11/10/44	200	183
5	Procter & Gamble - Esop	9.360%	1/1/21	132	143
	Procter & Gamble Co.	1.900%	10/23/20	100	98
	Procter & Gamble Co.	1.850%	2/2/21	100	98
	Procter & Gamble Co.	1.700%	11/3/21	125	121
	Procter & Gamble Co.	2.300%	2/6/22	425	416
	Procter & Gamble Co.	3.100%	8/15/23	150	151
	Procter & Gamble Co.	2.700%	2/2/26	100	96
	Procter & Gamble Co.	2.450%	11/3/26	100	93
	Procter & Gamble Co.	3.500%	10/25/47	250	236
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	47
5	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	70
5	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	71
	Quest Diagnostics Inc.	2.500%	3/30/20	70	69
	Quest Diagnostics Inc.	4.250%	4/1/24	100	103
	Quest Diagnostics Inc.	3.500%	3/30/25	100	97
	Quest Diagnostics Inc.	3.450%	6/1/26	125	120
	Quest Diagnostics Inc.	5.750%	1/30/40	13	14
	Quest Diagnostics Inc.	4.700%	3/30/45	25	24
	Reynolds American Inc.	3.250%	6/12/20	370	368
	Reynolds American Inc.	4.000%	6/12/22	175	173
	Reynolds American Inc.	4.850%	9/15/23	125	127
	Reynolds American Inc.	4.450%	6/12/25	475	453
	Reynolds American Inc.	5.700%	8/15/35	175	175
	Reynolds American Inc.	7.250%	6/15/37	125	135
	Reynolds American Inc.	5.850%	8/15/45	375	350
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	93
	Sanofi	4.000%	3/29/21	350	357
	Sanofi	3.375%	6/19/23	225	226
	Sanofi	3.625%	6/19/28	225	226
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	700	678
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	700	664
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	522
	SSM Health Care Corp.	3.688%	6/1/23	150	150
	SSM Health Care Corp.	3.823%	6/1/27	100	99
	Stanford Health Care	3.795%	11/15/48	125	120
	Stryker Corp.	4.375%	1/15/20	50	51
	Stryker Corp.	2.625%	3/15/21	150	148
	Stryker Corp.	3.375%	5/15/24	200	196
	Stryker Corp.	3.375%	11/1/25	140	135
	Stryker Corp.	3.500%	3/15/26	183	175
	Stryker Corp.	3.650%	3/7/28	50	48
	Stryker Corp.	4.375%	5/15/44	50	48
	Stryker Corp.	4.625%	3/15/46	250	248

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sutter Health	3.695%	8/15/28	75	75
	Sutter Health	4.091%	8/15/48	75	72
	Sysco Corp.	2.600%	10/1/20	50	49
	Sysco Corp.	2.500%	7/15/21	75	73
	Sysco Corp.	2.600%	6/12/22	125	120
	Sysco Corp.	3.750%	10/1/25	75	73
	Sysco Corp.	3.300%	7/15/26	250	236
	Sysco Corp.	3.250%	7/15/27	175	162
	Sysco Corp.	4.850%	10/1/45	50	50
	Sysco Corp.	4.500%	4/1/46	100	95
	Sysco Corp.	4.450%	3/15/48	100	95
10	Takeda Pharmaceutical Co. Ltd.	3.800%	11/26/20	200	201
10	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	200	202
10	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	202
5	Texas Health Resources	4.330%	11/15/55	25	26
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	200	203
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	200
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	198
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	98
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	121
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	393
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	185
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	46
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	204
	Toledo Hospital	5.325%	11/15/28	50	51
	Trinity Health Corp.	4.125%	12/1/45	85	81
	Tupperware Brands Corp.	4.750%	6/1/21	100	102
	Tyson Foods Inc.	2.250%	8/23/21	50	48
	Tyson Foods Inc.	4.500%	6/15/22	275	281
	Tyson Foods Inc.	3.900%	9/28/23	100	100
	Tyson Foods Inc.	3.950%	8/15/24	100	99
	Tyson Foods Inc.	3.550%	6/2/27	275	256
	Tyson Foods Inc.	4.875%	8/15/34	175	167
	Tyson Foods Inc.	5.150%	8/15/44	100	96
	Tyson Foods Inc.	4.550%	6/2/47	150	132
	Tyson Foods Inc.	5.100%	9/28/48	100	96
	Unilever Capital Corp.	2.100%	7/30/20	250	246
	Unilever Capital Corp.	4.250%	2/10/21	200	205
	Unilever Capital Corp.	2.750%	3/22/21	100	99
	Unilever Capital Corp.	1.375%	7/28/21	100	96
	Unilever Capital Corp.	3.000%	3/7/22	100	99
	Unilever Capital Corp.	3.250%	3/7/24	250	250
	Unilever Capital Corp.	2.600%	5/5/24	200	192
	Unilever Capital Corp.	3.100%	7/30/25	225	219
	Unilever Capital Corp.	2.000%	7/28/26	125	112
	Unilever Capital Corp.	3.500%	3/22/28	200	197
	Unilever Capital Corp.	5.900%	11/15/32	50	61
	Whirlpool Corp.	4.850%	6/15/21	50	51
	Whirlpool Corp.	4.700%	6/1/22	100	102
	Whirlpool Corp.	4.000%	3/1/24	50	49
	Whirlpool Corp.	3.700%	5/1/25	75	72
	Whirlpool Corp.	4.500%	6/1/46	100	82
	Wyeth LLC	7.250%	3/1/23	250	289
	Wyeth LLC	6.450%	2/1/24	300	341
	Wyeth LLC	6.500%	2/1/34	150	187
	Wyeth LLC	6.000%	2/15/36	85	104
	Wyeth LLC	5.950%	4/1/37	385	462
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	450	444
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	100
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	170
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	49
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	330
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	53
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	75	68
	Zoetis Inc.	3.450%	11/13/20	75	75
	Zoetis Inc.	3.250%	8/20/21	50	50
	Zoetis Inc.	3.250%	2/1/23	350	343
	Zoetis Inc.	4.500%	11/13/25	100	102
	Zoetis Inc.	3.000%	9/12/27	150	138
	Zoetis Inc.	3.900%	8/20/28	50	49
	Zoetis Inc.	4.700%	2/1/43	150	153
	Zoetis Inc.	3.950%	9/12/47	150	138
	Zoetis Inc.	4.450%	8/20/48	75	73

	Energy (2.4%)
	Anadarko Petroleum Corp.	5.550%	3/15/26	200	210
	Anadarko Petroleum Corp.	6.450%	9/15/36	200	214
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	30
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	285
	Anadarko Petroleum Corp.	4.500%	7/15/44	400	345
	Anadarko Petroleum Corp.	6.600%	3/15/46	200	222
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	25	24
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	400	378
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	50	45
	Apache Corp.	3.625%	2/1/21	46	46
	Apache Corp.	3.250%	4/15/22	40	39
	Apache Corp.	4.375%	10/15/28	400	374
	Apache Corp.	6.000%	1/15/37	317	317
	Apache Corp.	5.100%	9/1/40	350	314
	Apache Corp.	4.750%	4/15/43	200	172
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	300	296
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	170
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	225	216
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	184
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	227
	Boardwalk Pipelines LP	3.375%	2/1/23	100	96
	Boardwalk Pipelines LP	4.950%	12/15/24	150	149
	Boardwalk Pipelines LP	5.950%	6/1/26	200	204
	Boardwalk Pipelines LP	4.450%	7/15/27	100	93
	BP Capital Markets America Inc.	4.500%	10/1/20	300	307
	BP Capital Markets America Inc.	4.742%	3/11/21	250	257
	BP Capital Markets America Inc.	3.245%	5/6/22	250	248
	BP Capital Markets America Inc.	2.520%	9/19/22	50	48
	BP Capital Markets America Inc.	2.750%	5/10/23	300	292
	BP Capital Markets America Inc.	3.216%	11/28/23	1,082	1,068
	BP Capital Markets America Inc.	3.796%	9/21/25	125	125
	BP Capital Markets America Inc.	3.119%	5/4/26	550	524
	BP Capital Markets America Inc.	3.017%	1/16/27	400	376
	BP Capital Markets America Inc.	3.937%	9/21/28	175	178
	BP Capital Markets plc	2.521%	1/15/20	300	298
	BP Capital Markets plc	2.315%	2/13/20	500	495
	BP Capital Markets plc	3.062%	3/17/22	25	25
	BP Capital Markets plc	2.500%	11/6/22	450	436
	BP Capital Markets plc	3.994%	9/26/23	200	205
	BP Capital Markets plc	3.814%	2/10/24	400	401
	BP Capital Markets plc	3.535%	11/4/24	68	67
	BP Capital Markets plc	3.506%	3/17/25	200	196
	BP Capital Markets plc	3.279%	9/19/27	150	143
	BP Capital Markets plc	3.723%	11/28/28	100	98
	Buckeye Partners LP	4.150%	7/1/23	75	73
	Buckeye Partners LP	3.950%	12/1/26	100	88
	Buckeye Partners LP	4.125%	12/1/27	50	45
	Buckeye Partners LP	5.850%	11/15/43	75	68
	Buckeye Partners LP	5.600%	10/15/44	50	43
	Burlington Resources Finance Co.	7.400%	12/1/31	175	229
	Canadian Natural Resources Ltd.	3.450%	11/15/21	100	99
	Canadian Natural Resources Ltd.	2.950%	1/15/23	200	191
	Canadian Natural Resources Ltd.	3.850%	6/1/27	700	661
	Canadian Natural Resources Ltd.	7.200%	1/15/32	150	174
	Canadian Natural Resources Ltd.	6.450%	6/30/33	125	140
	Canadian Natural Resources Ltd.	5.850%	2/1/35	100	106
	Canadian Natural Resources Ltd.	6.500%	2/15/37	50	56
	Canadian Natural Resources Ltd.	6.250%	3/15/38	100	110

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Canadian Natural Resources Ltd.	4.950%	6/1/47	140	135
	Cenovus Energy Inc.	5.700%	10/15/19	38	39
	Cenovus Energy Inc.	3.800%	9/15/23	351	337
	Cenovus Energy Inc.	4.250%	4/15/27	225	204
	Cenovus Energy Inc.	5.250%	6/15/37	150	131
	Cenovus Energy Inc.	6.750%	11/15/39	300	296
	Cenovus Energy Inc.	5.200%	9/15/43	100	85
	Cenovus Energy Inc.	5.400%	6/15/47	200	173
	Chevron Corp.	1.961%	3/3/20	275	272
	Chevron Corp.	1.991%	3/3/20	100	99
	Chevron Corp.	2.419%	11/17/20	200	198
	Chevron Corp.	2.100%	5/16/21	300	294
	Chevron Corp.	2.498%	3/3/22	100	98
	Chevron Corp.	2.355%	12/5/22	1,130	1,093
	Chevron Corp.	3.191%	6/24/23	225	225
	Chevron Corp.	2.895%	3/3/24	100	98
	Chevron Corp.	2.954%	5/16/26	400	386
	Cimarex Energy Co.	4.375%	6/1/24	200	199
	Cimarex Energy Co.	3.900%	5/15/27	250	234
	Columbia Pipeline Group Inc.	3.300%	6/1/20	125	125
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	300
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	106
	Concho Resources Inc.	3.750%	10/1/27	25	24
	Concho Resources Inc.	4.300%	8/15/28	325	318
	Concho Resources Inc.	4.875%	10/1/47	150	143
	ConocoPhillips	5.900%	10/15/32	450	528
	ConocoPhillips	5.900%	5/15/38	150	174
	ConocoPhillips	6.500%	2/1/39	200	249
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	235
	ConocoPhillips Co.	4.150%	11/15/34	26	25
	ConocoPhillips Co.	4.300%	11/15/44	125	124
	ConocoPhillips Co.	5.950%	3/15/46	300	366
	ConocoPhillips Holding Co.	6.950%	4/15/29	350	433
	Continental Resources Inc.	4.500%	4/15/23	200	196
	Continental Resources Inc.	4.375%	1/15/28	200	188
	Devon Energy Corp.	4.000%	7/15/21	100	100
	Devon Energy Corp.	3.250%	5/15/22	200	195
	Devon Energy Corp.	7.950%	4/15/32	163	194
	Devon Energy Corp.	5.600%	7/15/41	225	214
	Devon Energy Corp.	4.750%	5/15/42	200	174
	Devon Financing Co. LLC	7.875%	9/30/31	160	193
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	200	197
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	198
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	197
	Enable Midstream Partners LP	4.400%	3/15/27	150	140
	Enable Midstream Partners LP	4.950%	5/15/28	100	94
	Enable Midstream Partners LP	5.000%	5/15/44	100	81
	Enbridge Energy Partners LP	4.375%	10/15/20	100	101
	Enbridge Energy Partners LP	5.875%	10/15/25	150	162
	Enbridge Energy Partners LP	7.500%	4/15/38	150	188
	Enbridge Energy Partners LP	5.500%	9/15/40	75	77
	Enbridge Energy Partners LP	7.375%	10/15/45	125	157
	Enbridge Inc.	2.900%	7/15/22	75	73
	Enbridge Inc.	4.250%	12/1/26	200	197
	Enbridge Inc.	3.700%	7/15/27	150	142
	Enbridge Inc.	4.500%	6/10/44	100	92
	Enbridge Inc.	5.500%	12/1/46	175	188
	Encana Corp.	6.500%	8/15/34	300	323
	Encana Corp.	6.625%	8/15/37	200	214
	Encana Corp.	6.500%	2/1/38	100	108
	Energy Transfer Operating LP	4.150%	10/1/20	75	75
	Energy Transfer Operating LP	4.650%	6/1/21	105	106
	Energy Transfer Operating LP	4.250%	3/15/23	400	383
	Energy Transfer Operating LP	4.200%	9/15/23	80	79
	Energy Transfer Operating LP	4.050%	3/15/25	1,000	939
	Energy Transfer Operating LP	4.750%	1/15/26	100	96
	Energy Transfer Operating LP	4.200%	4/15/27	100	93
	Energy Transfer Operating LP	5.500%	6/1/27	280	273
	Energy Transfer Partners LP	3.600%	2/1/23	450	437
	Energy Transfer Partners LP	4.950%	6/15/28	200	195
	Energy Transfer Partners LP	6.625%	10/15/36	150	154
	Energy Transfer Partners LP	5.800%	6/15/38	150	146
	Energy Transfer Partners LP	6.050%	6/1/41	100	97
	Energy Transfer Partners LP	6.500%	2/1/42	175	176
	Energy Transfer Partners LP	5.150%	3/15/45	200	174
	Energy Transfer Partners LP	6.125%	12/15/45	200	199
	Energy Transfer Partners LP	5.300%	4/15/47	200	177
	Energy Transfer Partners LP	6.000%	6/15/48	100	97
	Enterprise Products Operating LLC	5.200%	9/1/20	300	309
	Enterprise Products Operating LLC	2.800%	2/15/21	125	124
	Enterprise Products Operating LLC	3.500%	2/1/22	100	100
	Enterprise Products Operating LLC	3.350%	3/15/23	225	222
	Enterprise Products Operating LLC	3.900%	2/15/24	375	377
	Enterprise Products Operating LLC	3.750%	2/15/25	150	148
	Enterprise Products Operating LLC	3.700%	2/15/26	200	196
	Enterprise Products Operating LLC	3.950%	2/15/27	100	99
	Enterprise Products Operating LLC	4.150%	10/16/28	300	299
	Enterprise Products Operating LLC	6.875%	3/1/33	175	211
	Enterprise Products Operating LLC	7.550%	4/15/38	150	189
	Enterprise Products Operating LLC	6.125%	10/15/39	150	167
	Enterprise Products Operating LLC	5.950%	2/1/41	175	192
	Enterprise Products Operating LLC	4.450%	2/15/43	300	275
	Enterprise Products Operating LLC	4.850%	3/15/44	370	361
	Enterprise Products Operating LLC	5.100%	2/15/45	33	33
	Enterprise Products Operating LLC	4.900%	5/15/46	200	195
	Enterprise Products Operating LLC	4.250%	2/15/48	300	270
	Enterprise Products Operating LLC	4.800%	2/1/49	120	117
	Enterprise Products Operating LLC	4.950%	10/15/54	100	97
5	Enterprise Products Operating LLC	5.250%	8/16/77	100	84
5	Enterprise Products Operating LLC	5.375%	2/15/78	200	166
	EOG Resources Inc.	4.400%	6/1/20	100	102
	EOG Resources Inc.	4.100%	2/1/21	350	355
	EOG Resources Inc.	2.625%	3/15/23	450	433
	EOG Resources Inc.	3.900%	4/1/35	75	71
	EQM Midstream Partners LP	4.125%	12/1/26	100	90
	EQM Midstream Partners LP	5.500%	7/15/28	150	147
	EQT Corp.	2.500%	10/1/20	50	49
	EQT Corp.	4.875%	11/15/21	125	126
	EQT Corp.	3.000%	10/1/22	100	95
	EQT Corp.	3.900%	10/1/27	200	172
	EQT Midstream Partners LP	4.750%	7/15/23	275	274
	EQT Midstream Partners LP	6.500%	7/15/48	110	109
	Exxon Mobil Corp.	1.912%	3/6/20	265	262
	Exxon Mobil Corp.	2.222%	3/1/21	400	394
	Exxon Mobil Corp.	2.397%	3/6/22	350	343
	Exxon Mobil Corp.	2.726%	3/1/23	350	344
	Exxon Mobil Corp.	2.709%	3/6/25	300	289
	Exxon Mobil Corp.	3.043%	3/1/26	300	293
	Exxon Mobil Corp.	3.567%	3/6/45	175	163
	Exxon Mobil Corp.	4.114%	3/1/46	425	433
	Halliburton Co.	3.500%	8/1/23	225	223
	Halliburton Co.	3.800%	11/15/25	350	339
	Halliburton Co.	4.850%	11/15/35	200	199
	Halliburton Co.	6.700%	9/15/38	125	148
	Halliburton Co.	7.450%	9/15/39	200	250
	Halliburton Co.	4.500%	11/15/41	100	92
	Halliburton Co.	4.750%	8/1/43	150	145
	Halliburton Co.	5.000%	11/15/45	400	397
10	Helmerich & Payne Inc.	4.650%	3/15/25	50	51
	Hess Corp.	3.500%	7/15/24	100	93
	Hess Corp.	4.300%	4/1/27	250	229
	Hess Corp.	7.125%	3/15/33	100	107
	Hess Corp.	6.000%	1/15/40	150	138
	Hess Corp.	5.600%	2/15/41	300	266
	Hess Corp.	5.800%	4/1/47	125	112
	HollyFrontier Corp.	5.875%	4/1/26	200	205
	Husky Energy Inc.	4.000%	4/15/24	150	148
	Husky Energy Inc.	6.800%	9/15/37	50	59
	Kerr-McGee Corp.	6.950%	7/1/24	250	279
	Kerr-McGee Corp.	7.875%	9/15/31	50	60
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	750	776
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	75	75

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	154
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	24
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	244
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	399
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	323
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	271
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	56
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	214
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	269
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	23
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	330
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	68
	Kinder Morgan Inc.	4.300%	6/1/25	300	298
	Kinder Morgan Inc.	4.300%	3/1/28	500	490
	Kinder Morgan Inc.	7.800%	8/1/31	290	349
	Kinder Morgan Inc.	7.750%	1/15/32	265	318
	Kinder Morgan Inc.	5.300%	12/1/34	175	172
	Kinder Morgan Inc.	5.550%	6/1/45	200	198
	Kinder Morgan Inc.	5.050%	2/15/46	350	325
	Magellan Midstream Partners LP	4.250%	2/1/21	100	102
	Magellan Midstream Partners LP	5.150%	10/15/43	125	127
	Magellan Midstream Partners LP	4.250%	9/15/46	200	181
	Magellan Midstream Partners LP	4.200%	10/3/47	100	91
	Marathon Oil Corp.	2.700%	6/1/20	150	148
	Marathon Oil Corp.	2.800%	11/1/22	175	165
	Marathon Oil Corp.	3.850%	6/1/25	200	188
	Marathon Oil Corp.	6.800%	3/15/32	400	439
	Marathon Oil Corp.	5.200%	6/1/45	100	91
	Marathon Petroleum Corp.	5.125%	3/1/21	375	386
10	Marathon Petroleum Corp.	5.375%	10/1/22	200	202
10	Marathon Petroleum Corp.	4.750%	12/15/23	500	513
10	Marathon Petroleum Corp.	5.125%	12/15/26	200	204
10	Marathon Petroleum Corp.	3.800%	4/1/28	25	23
	Marathon Petroleum Corp.	4.750%	9/15/44	250	221
	Marathon Petroleum Corp.	5.850%	12/15/45	200	198
10	Marathon Petroleum Corp.	4.500%	4/1/48	100	84
	MPLX LP	3.375%	3/15/23	100	97
	MPLX LP	4.500%	7/15/23	200	202
	MPLX LP	4.875%	12/1/24	300	307
	MPLX LP	4.875%	6/1/25	100	101
	MPLX LP	4.125%	3/1/27	300	285
	MPLX LP	4.000%	3/15/28	250	235
	MPLX LP	4.800%	2/15/29	150	149
	MPLX LP	4.500%	4/15/38	300	263
	MPLX LP	5.200%	3/1/47	150	139
	MPLX LP	4.700%	4/15/48	275	239
	MPLX LP	5.500%	2/15/49	150	145
	MPLX LP	4.900%	4/15/58	150	127
	National Fuel Gas Co.	3.750%	3/1/23	275	269
	National Fuel Gas Co.	4.750%	9/1/28	50	49
	National Oilwell Varco Inc.	2.600%	12/1/22	125	118
	National Oilwell Varco Inc.	3.950%	12/1/42	125	99
	Noble Energy Inc.	4.150%	12/15/21	125	126
	Noble Energy Inc.	3.850%	1/15/28	100	90
	Noble Energy Inc.	6.000%	3/1/41	100	98
	Noble Energy Inc.	5.250%	11/15/43	375	335
	Noble Energy Inc.	5.050%	11/15/44	150	132
	Noble Energy Inc.	4.950%	8/15/47	100	88
	Occidental Petroleum Corp.	4.100%	2/1/21	350	356
	Occidental Petroleum Corp.	3.125%	2/15/22	100	100
	Occidental Petroleum Corp.	2.700%	2/15/23	225	218
	Occidental Petroleum Corp.	3.500%	6/15/25	150	149
	Occidental Petroleum Corp.	3.400%	4/15/26	225	221
	Occidental Petroleum Corp.	4.625%	6/15/45	100	100
	Occidental Petroleum Corp.	4.400%	4/15/46	350	341
	Occidental Petroleum Corp.	4.200%	3/15/48	50	48
	ONEOK Inc.	7.500%	9/1/23	100	113
	ONEOK Inc.	4.000%	7/13/27	50	48
	ONEOK Inc.	4.550%	7/15/28	100	99
	ONEOK Inc.	4.950%	7/13/47	200	185
	ONEOK Inc.	5.200%	7/15/48	25	24
	ONEOK Partners LP	3.375%	10/1/22	400	389
	ONEOK Partners LP	6.650%	10/1/36	300	332
	ONEOK Partners LP	6.850%	10/15/37	300	338
	ONEOK Partners LP	6.125%	2/1/41	150	156
	Patterson-UTI Energy Inc.	3.950%	2/1/28	95	86
	Petro-Canada	6.800%	5/15/38	225	263
	Phillips 66	4.300%	4/1/22	275	282
	Phillips 66	3.900%	3/15/28	300	290
	Phillips 66	4.650%	11/15/34	200	195
	Phillips 66	5.875%	5/1/42	175	192
	Phillips 66	4.875%	11/15/44	299	291
	Phillips 66 Partners LP	2.646%	2/15/20	35	35
	Phillips 66 Partners LP	3.605%	2/15/25	125	119
	Phillips 66 Partners LP	3.750%	3/1/28	50	46
	Phillips 66 Partners LP	4.680%	2/15/45	75	68
	Phillips 66 Partners LP	4.900%	10/1/46	165	151
	Pioneer Natural Resources Co.	3.950%	7/15/22	200	200
	Pioneer Natural Resources Co.	4.450%	1/15/26	225	228
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	100	98
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	314	296
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	790	740
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	96
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	225	178
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	167
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	300	312
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	200	204
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	100
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	515
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	342
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	365
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	500	524
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	416
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	528
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	201
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	95
	Schlumberger Investment SA	3.650%	12/1/23	325	327
	Shell International Finance BV	4.375%	3/25/20	325	331
	Shell International Finance BV	2.125%	5/11/20	450	445
	Shell International Finance BV	2.250%	11/10/20	100	99
	Shell International Finance BV	1.875%	5/10/21	200	195
	Shell International Finance BV	1.750%	9/12/21	200	193
	Shell International Finance BV	2.250%	1/6/23	100	96
	Shell International Finance BV	3.400%	8/12/23	75	76
	Shell International Finance BV	3.250%	5/11/25	200	197
	Shell International Finance BV	2.875%	5/10/26	500	479
	Shell International Finance BV	2.500%	9/12/26	900	837
	Shell International Finance BV	4.125%	5/11/35	500	501
	Shell International Finance BV	6.375%	12/15/38	475	603
	Shell International Finance BV	5.500%	3/25/40	125	145
	Shell International Finance BV	4.550%	8/12/43	300	312
	Shell International Finance BV	4.375%	5/11/45	400	412
	Shell International Finance BV	4.000%	5/10/46	700	679
	Shell International Finance BV	3.750%	9/12/46	200	186
	Spectra Energy Partners LP	4.750%	3/15/24	600	615
	Spectra Energy Partners LP	3.500%	3/15/25	50	48
	Spectra Energy Partners LP	4.500%	3/15/45	250	229
	Suncor Energy Inc.	3.600%	12/1/24	100	98
	Suncor Energy Inc.	5.950%	12/1/34	75	83
	Suncor Energy Inc.	6.500%	6/15/38	525	605
	Suncor Energy Inc.	4.000%	11/15/47	150	134

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	425	429
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	50	49
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	100	98
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	150	138
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	175	149
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	325	287
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	50	45
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	275	247
	TC PipeLines LP	3.900%	5/25/27	50	47
	TechnipFMC plc	3.450%	10/1/22	75	73
	Total Capital Canada Ltd.	2.750%	7/15/23	125	122
	Total Capital International SA	2.750%	6/19/21	300	298
	Total Capital International SA	2.875%	2/17/22	300	297
	Total Capital International SA	2.700%	1/25/23	50	49
	Total Capital International SA	3.700%	1/15/24	525	533
	Total Capital SA	4.450%	6/24/20	375	382
	Total Capital SA	4.125%	1/28/21	75	77
	Total Capital SA	3.883%	10/11/28	100	102
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	176
	TransCanada PipeLines Ltd.	2.500%	8/1/22	500	481
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	103
	TransCanada PipeLines Ltd.	4.250%	5/15/28	150	149
	TransCanada PipeLines Ltd.	4.625%	3/1/34	250	240
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	155
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	320
	TransCanada PipeLines Ltd.	6.200%	10/15/37	425	466
	TransCanada PipeLines Ltd.	4.750%	5/15/38	150	146
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	147
	TransCanada PipeLines Ltd.	4.875%	5/15/48	200	196
	TransCanada PipeLines Ltd.	5.100%	3/15/49	150	150
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	98
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	93
	Valero Energy Corp.	6.125%	2/1/20	75	77
	Valero Energy Corp.	4.350%	6/1/28	150	147
	Valero Energy Corp.	7.500%	4/15/32	725	888
	Valero Energy Corp.	4.900%	3/15/45	125	118
	Valero Energy Partners LP	4.375%	12/15/26	100	98
	Valero Energy Partners LP	4.500%	3/15/28	75	74
	Western Gas Partners LP	5.375%	6/1/21	300	307
	Western Gas Partners LP	4.500%	3/1/28	50	47
	Western Gas Partners LP	4.750%	8/15/28	50	47
	Western Gas Partners LP	5.450%	4/1/44	350	305
	Western Gas Partners LP	5.300%	3/1/48	100	86
	Western Gas Partners LP	5.500%	8/15/48	50	44
	Williams Cos. Inc.	5.250%	3/15/20	475	484
	Williams Cos. Inc.	4.125%	11/15/20	275	277
	Williams Cos. Inc.	4.000%	11/15/21	100	100
	Williams Cos. Inc.	3.600%	3/15/22	475	466
	Williams Cos. Inc.	3.350%	8/15/22	125	121
	Williams Cos. Inc.	3.700%	1/15/23	200	195
	Williams Cos. Inc.	4.550%	6/24/24	400	403
	Williams Cos. Inc.	3.900%	1/15/25	325	315
	Williams Cos. Inc.	3.750%	6/15/27	500	470
	Williams Cos. Inc.	6.300%	4/15/40	100	106
	Williams Cos. Inc.	5.400%	3/4/44	400	385
	Williams Cos. Inc.	5.750%	6/24/44	100	100
	Williams Cos. Inc.	5.100%	9/15/45	350	326
	Williams Cos. Inc.	4.850%	3/1/48	150	137

	Other Industrial (0.1%)
5	Boston University	4.061%	10/1/48	50	50
	California Institute of Technology GO	4.321%	8/1/45	70	75
	California Institute of Technology GO	4.700%	11/1/11	50	53
	CBRE Services Inc.	5.250%	3/15/25	100	104
	CBRE Services Inc.	4.875%	3/1/26	125	128
	Cintas Corp. No 2	2.900%	4/1/22	100	98
	Cintas Corp. No 2	3.250%	6/1/22	75	74
	Cintas Corp. No 2	3.700%	4/1/27	175	171
	Fluor Corp.	3.500%	12/15/24	250	241
	Fluor Corp.	4.250%	9/15/28	125	120
5	Johns Hopkins University Maryland GO	4.083%	7/1/53	75	77
5	Massachusetts Institute of Technology GO	3.959%	7/1/38	125	127
	Massachusetts Institute of Technology GO	5.600%	7/1/11	130	168
	Massachusetts Institute of Technology GO	4.678%	7/1/14	175	188
5	Northwestern University Illinois GO	4.643%	12/1/44	75	83
5	Northwestern University Illinois GO	3.662%	12/1/57	75	72
5	Rice University Texas GO	3.574%	5/15/45	150	145
5	University of Chicago	4.003%	10/1/53	100	99
5	University of Notre Dame du Lac	3.438%	2/15/45	100	96
	University of Notre Dame du Lac	3.394%	2/15/48	125	119
	University of Pennsylvania GO	4.674%	9/1/12	50	54
5	University of Southern California GO	3.028%	10/1/39	100	91
5	University of Southern California GO	3.841%	10/1/47	200	198

	Technology (2.1%)
	Adobe Inc.	4.750%	2/1/20	175	178
	Adobe Inc.	3.250%	2/1/25	175	172
	Alphabet Inc.	3.625%	5/19/21	150	153
	Altera Corp.	4.100%	11/15/23	75	78
	Amphenol Corp.	2.200%	4/1/20	50	49
	Amphenol Corp.	3.125%	9/15/21	100	99
	Amphenol Corp.	3.200%	4/1/24	50	48
	Analog Devices Inc.	2.850%	3/12/20	100	99
	Analog Devices Inc.	2.875%	6/1/23	450	436
	Analog Devices Inc.	3.500%	12/5/26	200	190
	Apple Inc.	1.550%	2/7/20	250	247
	Apple Inc.	1.900%	2/7/20	175	173
	Apple Inc.	1.800%	5/11/20	175	173
	Apple Inc.	2.000%	11/13/20	225	222
	Apple Inc.	2.250%	2/23/21	750	742
	Apple Inc.	2.850%	5/6/21	555	555
	Apple Inc.	1.550%	8/4/21	375	362
	Apple Inc.	2.150%	2/9/22	225	219
	Apple Inc.	2.500%	2/9/22	300	295
	Apple Inc.	2.300%	5/11/22	200	195
	Apple Inc.	2.700%	5/13/22	250	247
	Apple Inc.	2.400%	1/13/23	282	274
	Apple Inc.	2.850%	2/23/23	342	337
	Apple Inc.	2.400%	5/3/23	865	838
	Apple Inc.	3.000%	2/9/24	1,225	1,206
	Apple Inc.	3.450%	5/6/24	75	75
	Apple Inc.	2.850%	5/11/24	343	334
	Apple Inc.	2.750%	1/13/25	575	552
	Apple Inc.	3.250%	2/23/26	705	689
	Apple Inc.	2.450%	8/4/26	450	416
	Apple Inc.	3.200%	5/11/27	775	748
	Apple Inc.	2.900%	9/12/27	655	615
	Apple Inc.	4.500%	2/23/36	225	237
	Apple Inc.	3.850%	5/4/43	450	427
	Apple Inc.	4.450%	5/6/44	200	206
	Apple Inc.	3.450%	2/9/45	225	199
	Apple Inc.	4.375%	5/13/45	225	228
	Apple Inc.	4.650%	2/23/46	1,050	1,117
	Apple Inc.	3.850%	8/4/46	375	354
	Apple Inc.	4.250%	2/9/47	200	200
	Apple Inc.	3.750%	9/12/47	525	483
	Applied Materials Inc.	2.625%	10/1/20	125	124
	Applied Materials Inc.	4.300%	6/15/21	125	128
	Applied Materials Inc.	3.900%	10/1/25	145	144
	Applied Materials Inc.	3.300%	4/1/27	225	215
	Applied Materials Inc.	5.100%	10/1/35	100	107

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Applied Materials Inc.	5.850%	6/15/41	125	147
	Applied Materials Inc.	4.350%	4/1/47	175	172
	Arrow Electronics Inc.	3.500%	4/1/22	75	74
	Arrow Electronics Inc.	4.500%	3/1/23	50	50
	Arrow Electronics Inc.	3.250%	9/8/24	100	93
	Arrow Electronics Inc.	4.000%	4/1/25	50	48
	Arrow Electronics Inc.	3.875%	1/12/28	100	91
	Autodesk Inc.	3.125%	6/15/20	100	99
	Autodesk Inc.	3.600%	12/15/22	25	25
	Autodesk Inc.	4.375%	6/15/25	100	100
	Autodesk Inc.	3.500%	6/15/27	75	70
	Avnet Inc.	4.875%	12/1/22	170	173
	Avnet Inc.	4.625%	4/15/26	100	97
	Baidu Inc.	3.500%	11/28/22	275	273
	Baidu Inc.	3.875%	9/29/23	200	199
	Baidu Inc.	3.625%	7/6/27	200	187
	Baidu Inc.	4.375%	3/29/28	100	98
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	285	281
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	150	146
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	842	809
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	250	231
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	450	424
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	380	340
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	925	828
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	75
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	94
	CA Inc.	3.600%	8/1/20	100	100
	Cadence Design Systems Inc.	4.375%	10/15/24	100	101
	Cisco Systems Inc.	4.450%	1/15/20	825	837
	Cisco Systems Inc.	2.200%	2/28/21	600	591
	Cisco Systems Inc.	2.900%	3/4/21	75	75
	Cisco Systems Inc.	3.000%	6/15/22	125	125
	Cisco Systems Inc.	2.200%	9/20/23	150	144
	Cisco Systems Inc.	3.625%	3/4/24	125	128
	Cisco Systems Inc.	2.950%	2/28/26	100	96
	Cisco Systems Inc.	2.500%	9/20/26	225	208
	Cisco Systems Inc.	5.900%	2/15/39	425	522
	Cisco Systems Inc.	5.500%	1/15/40	375	444
	Citrix Systems Inc.	4.500%	12/1/27	150	142
	Corning Inc.	2.900%	5/15/22	175	172
	Corning Inc.	4.700%	3/15/37	50	48
	Corning Inc.	5.750%	8/15/40	75	82
	Corning Inc.	5.350%	11/15/48	125	129
	Corning Inc.	4.375%	11/15/57	150	126
10	Dell International LLC / EMC Corp.	4.420%	6/15/21	850	848
10	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	713
10	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,050	1,055
10	Dell International LLC / EMC Corp.	8.100%	7/15/36	310	333
10	Dell International LLC / EMC Corp.	8.350%	7/15/46	400	434
	DXC Technology Co.	2.875%	3/27/20	125	125
	DXC Technology Co.	4.250%	4/15/24	100	100
	DXC Technology Co.	4.750%	4/15/27	100	100
	Equifax Inc.	2.300%	6/1/21	200	192
	Equifax Inc.	3.600%	8/15/21	25	25
	Equifax Inc.	3.950%	6/15/23	50	49
	Fidelity National Information Services Inc.	3.625%	10/15/20	237	238
	Fidelity National Information Services Inc.	2.250%	8/15/21	250	240
	Fidelity National Information Services Inc.	3.500%	4/15/23	143	141
	Fidelity National Information Services Inc.	5.000%	10/15/25	174	180
	Fidelity National Information Services Inc.	3.000%	8/15/26	250	229
	Fidelity National Information Services Inc.	4.500%	8/15/46	100	91
	Fiserv Inc.	2.700%	6/1/20	175	174
	Fiserv Inc.	3.500%	10/1/22	150	149
	Fiserv Inc.	3.800%	10/1/23	200	200
	Fiserv Inc.	3.850%	6/1/25	200	198
	Fiserv Inc.	4.200%	10/1/28	150	150
	Flex Ltd.	4.625%	2/15/20	185	186
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	577
	Hewlett Packard Enterprise Co.	3.500%	10/5/21	100	100
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	357
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	504
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	147
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	348
	HP Inc.	3.750%	12/1/20	53	53
	HP Inc.	4.050%	9/15/22	100	101
	HP Inc.	6.000%	9/15/41	100	99
	IBM Credit LLC	3.450%	11/30/20	100	101
	IBM Credit LLC	2.650%	2/5/21	150	148
	IBM Credit LLC	3.600%	11/30/21	100	100
	IBM Credit LLC	2.200%	9/8/22	100	95
	IBM Credit LLC	3.000%	2/6/23	150	147
	Intel Corp.	1.850%	5/11/20	175	173
	Intel Corp.	2.450%	7/29/20	300	298
	Intel Corp.	1.700%	5/19/21	100	97
	Intel Corp.	3.300%	10/1/21	100	101
	Intel Corp.	3.100%	7/29/22	175	175
	Intel Corp.	2.700%	12/15/22	404	397
	Intel Corp.	2.875%	5/11/24	500	485
	Intel Corp.	3.700%	7/29/25	200	202
	Intel Corp.	2.600%	5/19/26	230	215
	Intel Corp.	4.000%	12/15/32	150	154
	Intel Corp.	4.800%	10/1/41	162	175
	Intel Corp.	4.100%	5/19/46	250	245
	Intel Corp.	3.734%	12/8/47	874	813
	International Business Machines Corp.	1.900%	1/27/20	1,000	988
	International Business Machines Corp.	1.625%	5/15/20	225	220
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	1.875%	8/1/22	675	637
	International Business Machines Corp.	2.875%	11/9/22	240	233
	International Business Machines Corp.	3.625%	2/12/24	450	448
	International Business Machines Corp.	7.000%	10/30/25	300	354
	International Business Machines Corp.	3.450%	2/19/26	485	472
	International Business Machines Corp.	6.220%	8/1/27	75	86
	International Business Machines Corp.	6.500%	1/15/28	75	87
	International Business Machines Corp.	5.600%	11/30/39	148	163
	International Business Machines Corp.	4.000%	6/20/42	358	324
	Jabil Inc.	5.625%	12/15/20	100	103
	Jabil Inc.	3.950%	1/12/28	100	90
	Juniper Networks Inc.	3.300%	6/15/20	200	199
	Juniper Networks Inc.	4.600%	3/15/21	50	51
	Juniper Networks Inc.	4.350%	6/15/25	50	49
	Juniper Networks Inc.	5.950%	3/15/41	25	25
	Keysight Technologies Inc.	4.550%	10/30/24	125	128
	Keysight Technologies Inc.	4.600%	4/6/27	125	124
	KLA-Tencor Corp.	4.125%	11/1/21	100	101
	KLA-Tencor Corp.	4.650%	11/1/24	250	255
	Lam Research Corp.	2.750%	3/15/20	100	99
	Lam Research Corp.	2.800%	6/15/21	125	123
	Lam Research Corp.	3.800%	3/15/25	100	99
	Marvell Technology Group Ltd.	4.200%	6/22/23	100	100
	Marvell Technology Group Ltd.	4.875%	6/22/28	125	122
	Maxim Integrated Products Inc.	3.375%	3/15/23	75	73
	Maxim Integrated Products Inc.	3.450%	6/15/27	150	139
	Microsoft Corp.	3.000%	10/1/20	225	226
	Microsoft Corp.	2.000%	11/3/20	1,200	1,187
	Microsoft Corp.	2.400%	2/6/22	325	321
	Microsoft Corp.	2.375%	2/12/22	450	444

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Microsoft Corp.	2.650%	11/3/22	495	491
	Microsoft Corp.	2.375%	5/1/23	75	73
	Microsoft Corp.	2.000%	8/8/23	300	288
	Microsoft Corp.	2.875%	2/6/24	885	875
	Microsoft Corp.	3.125%	11/3/25	1,075	1,063
	Microsoft Corp.	2.400%	8/8/26	850	794
	Microsoft Corp.	3.300%	2/6/27	675	669
	Microsoft Corp.	3.500%	2/12/35	325	312
	Microsoft Corp.	4.200%	11/3/35	175	182
	Microsoft Corp.	3.450%	8/8/36	625	591
	Microsoft Corp.	4.100%	2/6/37	500	514
	Microsoft Corp.	4.500%	10/1/40	190	204
	Microsoft Corp.	5.300%	2/8/41	50	59
	Microsoft Corp.	3.500%	11/15/42	280	260
	Microsoft Corp.	3.750%	5/1/43	95	92
	Microsoft Corp.	4.875%	12/15/43	150	169
	Microsoft Corp.	3.750%	2/12/45	350	340
	Microsoft Corp.	4.450%	11/3/45	575	613
	Microsoft Corp.	3.700%	8/8/46	1,075	1,029
	Microsoft Corp.	4.250%	2/6/47	550	577
	Microsoft Corp.	4.000%	2/12/55	450	443
	Microsoft Corp.	3.950%	8/8/56	221	217
	Microsoft Corp.	4.500%	2/6/57	375	404
	Motorola Solutions Inc.	3.500%	9/1/21	150	148
	Motorola Solutions Inc.	3.750%	5/15/22	200	197
	Motorola Solutions Inc.	3.500%	3/1/23	125	120
	Motorola Solutions Inc.	4.600%	2/23/28	175	166
	Motorola Solutions Inc.	5.500%	9/1/44	75	69
	NetApp Inc.	3.375%	6/15/21	150	149
	NetApp Inc.	3.300%	9/29/24	75	71
	NVIDIA Corp.	2.200%	9/16/21	200	195
	NVIDIA Corp.	3.200%	9/16/26	200	190
10	NXP BV / NXP Funding LLC	4.875%	3/1/24	150	150
10	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	102
	Oracle Corp.	1.900%	9/15/21	1,275	1,234
	Oracle Corp.	2.500%	5/15/22	250	245
	Oracle Corp.	2.400%	9/15/23	750	718
	Oracle Corp.	3.400%	7/8/24	450	448
	Oracle Corp.	2.950%	11/15/24	425	413
	Oracle Corp.	2.650%	7/15/26	2,361	2,184
	Oracle Corp.	3.250%	5/15/30	100	94
	Oracle Corp.	4.300%	7/8/34	325	327
	Oracle Corp.	3.900%	5/15/35	150	143
	Oracle Corp.	3.850%	7/15/36	250	233
	Oracle Corp.	3.800%	11/15/37	325	304
	Oracle Corp.	6.125%	7/8/39	300	361
	Oracle Corp.	5.375%	7/15/40	600	665
	Oracle Corp.	4.500%	7/8/44	200	201
	Oracle Corp.	4.125%	5/15/45	425	405
	Oracle Corp.	4.000%	7/15/46	600	562
	Oracle Corp.	4.000%	11/15/47	400	374
	Oracle Corp.	4.375%	5/15/55	150	148
	QUALCOMM Inc.	2.250%	5/20/20	300	296
	QUALCOMM Inc.	3.000%	5/20/22	250	246
	QUALCOMM Inc.	2.600%	1/30/23	300	288
	QUALCOMM Inc.	2.900%	5/20/24	345	328
	QUALCOMM Inc.	3.450%	5/20/25	400	383
	QUALCOMM Inc.	3.250%	5/20/27	350	326
	QUALCOMM Inc.	4.650%	5/20/35	200	193
	QUALCOMM Inc.	4.800%	5/20/45	275	262
	QUALCOMM Inc.	4.300%	5/20/47	275	246
	salesforce.com Inc.	3.250%	4/11/23	200	200
	salesforce.com Inc.	3.700%	4/11/28	275	276
	Seagate HDD Cayman	4.250%	3/1/22	125	120
	Seagate HDD Cayman	4.750%	6/1/23	150	141
	Seagate HDD Cayman	4.875%	3/1/24	75	68
	Seagate HDD Cayman	4.750%	1/1/25	100	89
	Seagate HDD Cayman	4.875%	6/1/27	175	148
	Seagate HDD Cayman	5.750%	12/1/34	100	77
	Tech Data Corp.	3.700%	2/15/22	50	49
	Tech Data Corp.	4.950%	2/15/27	100	94
	Texas Instruments Inc.	1.850%	5/15/22	100	96
	Texas Instruments Inc.	2.625%	5/15/24	25	24
	Texas Instruments Inc.	2.900%	11/3/27	150	142
	Texas Instruments Inc.	4.150%	5/15/48	300	300
	Total System Services Inc.	3.800%	4/1/21	130	130
	Total System Services Inc.	3.750%	6/1/23	250	246
	Total System Services Inc.	4.000%	6/1/23	100	100
	Total System Services Inc.	4.800%	4/1/26	150	151
	Total System Services Inc.	4.450%	6/1/28	100	98
	Trimble Inc.	4.150%	6/15/23	50	50
	Trimble Inc.	4.750%	12/1/24	50	51
	Trimble Inc.	4.900%	6/15/28	150	145
	Tyco Electronics Group SA	3.500%	2/3/22	100	100
	Tyco Electronics Group SA	3.450%	8/1/24	125	122
	Tyco Electronics Group SA	3.125%	8/15/27	200	185
	Tyco Electronics Group SA	7.125%	10/1/37	175	223
	Verisk Analytics Inc.	5.800%	5/1/21	75	79
	Verisk Analytics Inc.	4.125%	9/12/22	275	278
	Verisk Analytics Inc.	4.000%	6/15/25	150	150
	Verisk Analytics Inc.	5.500%	6/15/45	50	51
	VMware Inc.	2.300%	8/21/20	250	244
	VMware Inc.	2.950%	8/21/22	300	286
	VMware Inc.	3.900%	8/21/27	250	222
	Xilinx Inc.	3.000%	3/15/21	75	75
	Xilinx Inc.	2.950%	6/1/24	125	119

	Transportation (0.6%)
5	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	54	55
5	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	22	22
5	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	33	34
5	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	97	94
5	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	145	138
5	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	48	47
5	American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	68	67
5	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	136	131
5	American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	90	87
5	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	247	233
5	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	46	43
	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	138	128
5	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	46	45
5	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	97	92
5	BNSF Funding Trust I	6.613%	12/15/55	65	70
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	150
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	149
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	173
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	77
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	204
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	149
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	98
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	75
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	525	515
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	152
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	136
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	284
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	252
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	201
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	127

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	138
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	108
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	155
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	121
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	79
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	143
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	123
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	225	215
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	195
	Canadian National Railway Co.	2.400%	2/3/20	175	174
	Canadian National Railway Co.	2.850%	12/15/21	75	75
	Canadian National Railway Co.	6.250%	8/1/34	75	93
	Canadian National Railway Co.	6.200%	6/1/36	75	92
	Canadian National Railway Co.	6.375%	11/15/37	100	126
	Canadian National Railway Co.	3.200%	8/2/46	50	43
	Canadian National Railway Co.	3.650%	2/3/48	100	94
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	57
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	233
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	126
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	527
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	82
5	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	51	54
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	88	91
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	37	37
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	145
	CSX Corp.	3.250%	6/1/27	150	141
	CSX Corp.	3.800%	3/1/28	350	342
	CSX Corp.	6.220%	4/30/40	152	183
	CSX Corp.	5.500%	4/15/41	225	252
	CSX Corp.	4.750%	5/30/42	210	211
	CSX Corp.	4.100%	3/15/44	150	139
	CSX Corp.	4.300%	3/1/48	250	238
	CSX Corp.	4.750%	11/15/48	200	202
	CSX Corp.	3.950%	5/1/50	125	111
	CSX Corp.	4.500%	8/1/54	25	24
	CSX Corp.	4.250%	11/1/66	150	132
	CSX Corp.	4.650%	3/1/68	100	91
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	111	120
5	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	8	9
5	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	44	43
	Delta Air Lines Inc.	2.875%	3/13/20	100	100
	Delta Air Lines Inc.	2.600%	12/4/20	125	123
	Delta Air Lines Inc.	3.400%	4/19/21	125	124
	Delta Air Lines Inc.	3.625%	3/15/22	175	172
	Delta Air Lines Inc.	3.800%	4/19/23	125	123
	Delta Air Lines Inc.	4.375%	4/19/28	100	96
	FedEx Corp.	2.625%	8/1/22	100	97
	FedEx Corp.	4.000%	1/15/24	125	127
	FedEx Corp.	3.200%	2/1/25	150	144
	FedEx Corp.	3.250%	4/1/26	100	95
	FedEx Corp.	3.300%	3/15/27	100	94
	FedEx Corp.	3.900%	2/1/35	200	181
	FedEx Corp.	3.875%	8/1/42	125	107
	FedEx Corp.	4.100%	4/15/43	75	64
	FedEx Corp.	5.100%	1/15/44	150	147
	FedEx Corp.	4.750%	11/15/45	250	239
	FedEx Corp.	4.550%	4/1/46	225	203
	FedEx Corp.	4.400%	1/15/47	125	112
	FedEx Corp.	4.050%	2/15/48	200	166
	FedEx Corp.	4.950%	10/17/48	175	169
	FedEx Corp.	4.500%	2/1/65	60	53
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	99
	Kansas City Southern	3.000%	5/15/23	750	732
	Kansas City Southern	4.300%	5/15/43	75	69
	Kansas City Southern	4.950%	8/15/45	125	129
	Kansas City Southern	4.700%	5/1/48	225	220
	Kirby Corp.	4.200%	3/1/28	100	96
5	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	105	104
	Norfolk Southern Corp.	3.000%	4/1/22	225	224
	Norfolk Southern Corp.	2.903%	2/15/23	48	47
	Norfolk Southern Corp.	5.590%	5/17/25	50	55
	Norfolk Southern Corp.	3.650%	8/1/25	50	50
	Norfolk Southern Corp.	7.800%	5/15/27	60	76
	Norfolk Southern Corp.	3.150%	6/1/27	250	238
	Norfolk Southern Corp.	3.800%	8/1/28	225	223
	Norfolk Southern Corp.	4.837%	10/1/41	113	119
	Norfolk Southern Corp.	4.450%	6/15/45	75	73
	Norfolk Southern Corp.	4.650%	1/15/46	75	78
	Norfolk Southern Corp.	4.150%	2/28/48	25	24
	Norfolk Southern Corp.	4.050%	8/15/52	239	214
	Norfolk Southern Corp.	6.000%	3/15/05	59	66
	Norfolk Southern Corp.	5.100%	8/1/18	100	99
	Ryder System Inc.	2.650%	3/2/20	25	25
	Ryder System Inc.	2.500%	5/11/20	50	49
	Ryder System Inc.	3.500%	6/1/21	200	200
	Ryder System Inc.	2.250%	9/1/21	50	48
	Ryder System Inc.	3.400%	3/1/23	75	74
	Ryder System Inc.	3.750%	6/9/23	225	223
	Southwest Airlines Co.	2.650%	11/5/20	125	124
	Southwest Airlines Co.	3.000%	11/15/26	100	93
	Southwest Airlines Co.	3.450%	11/16/27	50	47
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	26	27
5	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	21	21
	Union Pacific Corp.	2.250%	6/19/20	225	222
	Union Pacific Corp.	3.200%	6/8/21	100	100
	Union Pacific Corp.	4.163%	7/15/22	534	544
	Union Pacific Corp.	2.950%	1/15/23	25	24
	Union Pacific Corp.	3.500%	6/8/23	150	150
	Union Pacific Corp.	3.250%	1/15/25	200	193
	Union Pacific Corp.	3.750%	7/15/25	125	126
	Union Pacific Corp.	3.250%	8/15/25	50	48
	Union Pacific Corp.	2.750%	3/1/26	75	69
	Union Pacific Corp.	3.950%	9/10/28	200	200
	Union Pacific Corp.	3.375%	2/1/35	100	88
	Union Pacific Corp.	3.600%	9/15/37	290	257
	Union Pacific Corp.	4.375%	9/10/38	125	124
	Union Pacific Corp.	4.050%	11/15/45	150	138
	Union Pacific Corp.	4.500%	9/10/48	100	99
	Union Pacific Corp.	3.799%	10/1/51	560	481
	Union Pacific Corp.	3.875%	2/1/55	100	87
	Union Pacific Corp.	4.375%	11/15/65	135	123
	Union Pacific Corp.	4.100%	9/15/67	100	84
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	60	61
5	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	81	80
5	United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	60	60
5	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	154	148
5	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	47	45
5	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	379	362
5	United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	47	43
5	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	71	66
	United Parcel Service Inc.	3.125%	1/15/21	250	251
	United Parcel Service Inc.	2.050%	4/1/21	150	147
	United Parcel Service Inc.	2.450%	10/1/22	550	536
	United Parcel Service Inc.	2.500%	4/1/23	200	194

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United Parcel Service Inc.	2.800%	11/15/24	400	384
	United Parcel Service Inc.	2.400%	11/15/26	150	137
	United Parcel Service Inc.	3.050%	11/15/27	200	190
	United Parcel Service Inc.	6.200%	1/15/38	278	345
	United Parcel Service Inc.	4.875%	11/15/40	75	80
	United Parcel Service Inc.	3.625%	10/1/42	75	67
	United Parcel Service Inc.	3.400%	11/15/46	85	74
	United Parcel Service Inc.	3.750%	11/15/47	200	180
5	US Airways Inc. 2013-1 Class A Pass Through Trust	3.950%	5/15/27	72	71
5	US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	33	33
					561,910
Utilities (1.9%)
	Electric (1.7%)
	AEP Texas Inc.	2.400%	10/1/22	75	72
10	AEP Texas Inc.	3.950%	6/1/28	100	101
	AEP Texas Inc.	3.800%	10/1/47	50	45
	AEP Transmission Co. LLC	4.000%	12/1/46	75	72
	AEP Transmission Co. LLC	3.750%	12/1/47	100	91
	Alabama Power Co.	6.125%	5/15/38	50	61
	Alabama Power Co.	3.850%	12/1/42	25	23
	Alabama Power Co.	4.150%	8/15/44	75	73
	Alabama Power Co.	3.750%	3/1/45	150	137
	Alabama Power Co.	4.300%	1/2/46	250	251
	Alabama Power Co.	3.700%	12/1/47	100	92
	Alabama Power Co.	4.300%	7/15/48	100	101
	Ameren Corp.	2.700%	11/15/20	100	98
	Ameren Corp.	3.650%	2/15/26	80	78
	Ameren Illinois Co.	2.700%	9/1/22	250	245
	Ameren Illinois Co.	3.800%	5/15/28	75	76
	Ameren Illinois Co.	3.700%	12/1/47	150	139
	American Electric Power Co. Inc.	2.150%	11/13/20	75	73
	American Electric Power Co. Inc.	3.650%	12/1/21	100	101
	American Electric Power Co. Inc.	2.950%	12/15/22	25	24
	American Electric Power Co. Inc.	3.200%	11/13/27	75	71
	American Electric Power Co. Inc.	4.300%	12/1/28	150	154
	Appalachian Power Co.	4.600%	3/30/21	50	51
	Appalachian Power Co.	3.300%	6/1/27	500	477
	Arizona Public Service Co.	3.150%	5/15/25	100	97
	Arizona Public Service Co.	2.950%	9/15/27	50	47
	Arizona Public Service Co.	4.500%	4/1/42	25	26
	Arizona Public Service Co.	4.350%	11/15/45	125	127
	Arizona Public Service Co.	3.750%	5/15/46	125	114
	Avangrid Inc.	3.150%	12/1/24	140	135
	Avista Corp.	4.350%	6/1/48	75	77
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	352
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	46
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	88
	Baltimore Gas & Electric Co.	3.750%	8/15/47	125	115
	Baltimore Gas & Electric Co.	4.250%	9/15/48	50	49
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	100	98
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	122
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	102
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	99
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	119
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	120
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	265
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	247
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	160
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	149
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	45
10	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	198
	Black Hills Corp.	4.250%	11/30/23	100	101
	Black Hills Corp.	3.950%	1/15/26	75	75
	Black Hills Corp.	3.150%	1/15/27	75	69
	Black Hills Corp.	4.350%	5/1/33	75	76
	Black Hills Corp.	4.200%	9/15/46	50	47
	CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	250	242
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	277
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	65
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	73
	CenterPoint Energy Inc.	3.600%	11/1/21	75	75
	CenterPoint Energy Inc.	2.500%	9/1/22	100	96
	CenterPoint Energy Inc.	3.850%	2/1/24	75	75
	CenterPoint Energy Inc.	4.250%	11/1/28	75	76
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	96
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	119
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	244
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	84
	CMS Energy Corp.	5.050%	3/15/22	25	26
	CMS Energy Corp.	3.000%	5/15/26	75	70
	CMS Energy Corp.	3.450%	8/15/27	50	48
	CMS Energy Corp.	4.875%	3/1/44	75	79
	Commonwealth Edison Co.	4.000%	8/1/20	25	25
	Commonwealth Edison Co.	2.950%	8/15/27	75	71
	Commonwealth Edison Co.	5.900%	3/15/36	150	178
	Commonwealth Edison Co.	6.450%	1/15/38	175	223
	Commonwealth Edison Co.	4.600%	8/15/43	75	79
	Commonwealth Edison Co.	4.700%	1/15/44	175	187
	Commonwealth Edison Co.	3.700%	3/1/45	75	70
	Commonwealth Edison Co.	3.650%	6/15/46	175	159
	Commonwealth Edison Co.	3.750%	8/15/47	100	91
	Commonwealth Edison Co.	4.000%	3/1/48	150	145
	Connecticut Light & Power Co.	2.500%	1/15/23	125	121
	Connecticut Light & Power Co.	3.200%	3/15/27	50	49
	Connecticut Light & Power Co.	4.300%	4/15/44	150	154
	Connecticut Light & Power Co.	4.000%	4/1/48	100	98
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	200	204
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	220
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	321
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	90
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	117
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	201
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	380
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	133
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	70
	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	67
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	117
	Consolidated Edison Inc.	2.000%	3/15/20	75	74
	Consolidated Edison Inc.	2.000%	5/15/21	75	73
	Constellation Energy Group Inc.	5.150%	12/1/20	200	204
	Consumers Energy Co.	3.375%	8/15/23	275	276
	Consumers Energy Co.	3.800%	11/15/28	75	77
	Consumers Energy Co.	3.950%	5/15/43	75	73
	Consumers Energy Co.	3.250%	8/15/46	50	43
	Consumers Energy Co.	3.950%	7/15/47	50	49
	Consumers Energy Co.	4.050%	5/15/48	125	124
	Consumers Energy Co.	4.350%	4/15/49	80	83
	Delmarva Power & Light Co.	3.500%	11/15/23	25	25
	Delmarva Power & Light Co.	4.150%	5/15/45	100	99
	Dominion Energy Inc.	2.579%	7/1/20	100	98
	Dominion Energy Inc.	3.900%	10/1/25	125	124
	Dominion Energy Inc.	2.850%	8/15/26	125	115
	Dominion Energy Inc.	4.250%	6/1/28	25	25
	Dominion Energy Inc.	6.300%	3/15/33	75	89

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dominion Energy Inc.	5.950%	6/15/35	225	251
	Dominion Energy Inc.	4.900%	8/1/41	80	82
	Dominion Energy Inc.	4.050%	9/15/42	300	273
5	Dominion Energy Inc.	5.750%	10/1/54	100	99
	DTE Electric Co.	3.650%	3/15/24	175	177
	DTE Electric Co.	3.375%	3/1/25	150	148
	DTE Electric Co.	4.000%	4/1/43	225	220
	DTE Electric Co.	3.700%	6/1/46	50	47
	DTE Electric Co.	3.750%	8/15/47	100	94
	DTE Energy Co.	3.700%	8/1/23	125	124
	DTE Energy Co.	2.850%	10/1/26	300	275
	DTE Energy Co.	3.800%	3/15/27	75	73
	DTE Energy Co.	6.375%	4/15/33	75	89
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	331
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	509
	Duke Energy Carolinas LLC	2.500%	3/15/23	100	97
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	99
	Duke Energy Carolinas LLC	2.950%	12/1/26	100	96
	Duke Energy Carolinas LLC	3.950%	11/15/28	125	128
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	146
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	121
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	31
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	30
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	171
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	72
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	93
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	92
	Duke Energy Carolinas LLC	3.950%	3/15/48	100	96
	Duke Energy Corp.	2.400%	8/15/22	250	240
	Duke Energy Corp.	3.050%	8/15/22	275	270
	Duke Energy Corp.	3.750%	4/15/24	325	326
	Duke Energy Corp.	2.650%	9/1/26	80	73
	Duke Energy Corp.	3.150%	8/15/27	300	281
	Duke Energy Corp.	4.800%	12/15/45	125	127
	Duke Energy Corp.	3.750%	9/1/46	405	351
	Duke Energy Florida LLC	3.800%	7/15/28	100	101
	Duke Energy Florida LLC	6.350%	9/15/37	225	279
	Duke Energy Florida LLC	6.400%	6/15/38	200	256
	Duke Energy Florida LLC	3.850%	11/15/42	200	189
	Duke Energy Florida LLC	3.400%	10/1/46	100	87
	Duke Energy Florida LLC	4.200%	7/15/48	200	199
5	Duke Energy Florida Project Finance LLC	1.196%	3/1/22	18	18
5	Duke Energy Florida Project Finance LLC	1.731%	9/1/22	50	48
5	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	100	93
5	Duke Energy Florida Project Finance LLC	2.858%	3/1/33	50	46
5	Duke Energy Florida Project Finance LLC	3.112%	9/1/36	75	66
	Duke Energy Indiana LLC	3.750%	7/15/20	25	25
	Duke Energy Indiana LLC	6.350%	8/15/38	225	284
	Duke Energy Indiana LLC	3.750%	5/15/46	225	207
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	23
	Duke Energy Progress LLC	2.800%	5/15/22	100	98
	Duke Energy Progress LLC	3.375%	9/1/23	25	25
	Duke Energy Progress LLC	3.700%	9/1/28	175	175
	Duke Energy Progress LLC	4.375%	3/30/44	300	307
	Duke Energy Progress LLC	4.150%	12/1/44	100	98
	Duke Energy Progress LLC	3.700%	10/15/46	50	46
	Duke Energy Progress LLC	3.600%	9/15/47	100	88
	Edison International	2.125%	4/15/20	75	73
	Edison International	2.400%	9/15/22	25	23
	Edison International	2.950%	3/15/23	200	188
	Edison International	4.125%	3/15/28	100	95
	El Paso Electric Co.	6.000%	5/15/35	50	57
	El Paso Electric Co.	5.000%	12/1/44	75	78
	Emera US Finance LP	2.700%	6/15/21	125	122
	Emera US Finance LP	3.550%	6/15/26	150	141
	Emera US Finance LP	4.750%	6/15/46	380	365
	Enel Chile SA	4.875%	6/12/28	125	125
	Entergy Arkansas Inc.	3.750%	2/15/21	50	50
	Entergy Arkansas Inc.	3.500%	4/1/26	50	49
	Entergy Corp.	4.000%	7/15/22	150	151
	Entergy Corp.	2.950%	9/1/26	200	185
	Entergy Louisiana LLC	5.400%	11/1/24	175	192
	Entergy Louisiana LLC	2.400%	10/1/26	75	69
	Entergy Louisiana LLC	3.120%	9/1/27	100	95
	Entergy Louisiana LLC	3.050%	6/1/31	450	404
	Entergy Louisiana LLC	4.000%	3/15/33	150	150
	Entergy Louisiana LLC	4.950%	1/15/45	150	154
	Entergy Louisiana LLC	4.200%	9/1/48	200	199
	Entergy Mississippi Inc.	2.850%	6/1/28	125	116
	Eversource Energy	2.500%	3/15/21	100	98
	Eversource Energy	2.750%	3/15/22	75	73
	Eversource Energy	3.800%	12/1/23	75	76
	Eversource Energy	2.900%	10/1/24	50	48
	Eversource Energy	3.150%	1/15/25	125	120
	Eversource Energy	3.300%	1/15/28	100	96
	Eversource Energy	4.250%	4/1/29	200	202
	Exelon Corp.	2.850%	6/15/20	75	74
	Exelon Corp.	3.497%	6/1/22	200	195
	Exelon Corp.	3.950%	6/15/25	200	197
	Exelon Corp.	3.400%	4/15/26	200	190
	Exelon Corp.	4.950%	6/15/35	225	227
	Exelon Corp.	5.625%	6/15/35	20	22
	Exelon Corp.	5.100%	6/15/45	225	232
	Exelon Corp.	4.450%	4/15/46	175	167
	Exelon Generation Co. LLC	2.950%	1/15/20	400	397
	Exelon Generation Co. LLC	4.000%	10/1/20	100	100
	Exelon Generation Co. LLC	5.750%	10/1/41	100	102
	Exelon Generation Co. LLC	5.600%	6/15/42	205	199
	FirstEnergy Corp.	2.850%	7/15/22	100	97
	FirstEnergy Corp.	3.900%	7/15/27	300	291
	FirstEnergy Corp.	7.375%	11/15/31	475	597
	FirstEnergy Corp.	4.850%	7/15/47	200	201
	Florida Power & Light Co.	5.625%	4/1/34	25	29
	Florida Power & Light Co.	5.960%	4/1/39	375	466
	Florida Power & Light Co.	4.125%	2/1/42	170	172
	Florida Power & Light Co.	4.050%	6/1/42	125	125
	Florida Power & Light Co.	3.800%	12/15/42	75	72
	Florida Power & Light Co.	3.700%	12/1/47	150	141
	Florida Power & Light Co.	3.950%	3/1/48	325	318
	Florida Power & Light Co.	4.125%	6/1/48	100	101
	Fortis Inc.	2.100%	10/4/21	100	96
	Fortis Inc.	3.055%	10/4/26	475	434
	Georgia Power Co.	2.000%	9/8/20	400	390
	Georgia Power Co.	2.400%	4/1/21	350	343
	Georgia Power Co.	3.250%	4/1/26	100	94
	Georgia Power Co.	4.750%	9/1/40	375	366
	Georgia Power Co.	4.300%	3/15/43	100	91
	Great Plains Energy Inc.	4.850%	6/1/21	100	102
	Gulf Power Co.	3.300%	5/30/27	50	49
	Iberdrola International BV	6.750%	7/15/36	75	89
	Indiana Michigan Power Co.	3.850%	5/15/28	250	250
	Indiana Michigan Power Co.	3.750%	7/1/47	150	136
	Indiana Michigan Power Co.	4.250%	8/15/48	100	101
	Interstate Power & Light Co.	3.250%	12/1/24	50	48
	Interstate Power & Light Co.	4.100%	9/26/28	125	127
	Interstate Power & Light Co.	6.250%	7/15/39	50	63
	Interstate Power & Light Co.	3.700%	9/15/46	75	68
	ITC Holdings Corp.	2.700%	11/15/22	100	96
	ITC Holdings Corp.	3.650%	6/15/24	75	75
	ITC Holdings Corp.	3.350%	11/15/27	100	96
	ITC Holdings Corp.	5.300%	7/1/43	300	328
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	68	73
	Kansas City Power & Light Co.	3.150%	3/15/23	75	74
	Kansas City Power & Light Co.	6.050%	11/15/35	50	60
	Kansas City Power & Light Co.	5.300%	10/1/41	100	112
	Kansas City Power & Light Co.	4.200%	6/15/47	100	98

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kentucky Utilities Co.	3.250%	11/1/20	50	50
	Kentucky Utilities Co.	5.125%	11/1/40	125	141
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	74
	MidAmerican Energy Co.	3.100%	5/1/27	150	147
	MidAmerican Energy Co.	6.750%	12/30/31	125	161
	MidAmerican Energy Co.	5.750%	11/1/35	125	149
	MidAmerican Energy Co.	4.800%	9/15/43	75	82
	MidAmerican Energy Co.	3.950%	8/1/47	100	98
	Mississippi Power Co.	4.250%	3/15/42	100	93
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	100	99
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	75	74
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	200	198
	National Rural Utilities Cooperative Finance Corp.	2.900%	3/15/21	50	50
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	294
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	250	246
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	102
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	211
5	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	25	24
5	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	73
	Nevada Power Co.	2.750%	4/15/20	100	100
	Nevada Power Co.	6.750%	7/1/37	75	97
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	102
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	239
5	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	104
	Northern States Power Co.	2.200%	8/15/20	50	49
	Northern States Power Co.	6.250%	6/1/36	75	95
	Northern States Power Co.	6.200%	7/1/37	50	63
	Northern States Power Co.	5.350%	11/1/39	175	203
	Northern States Power Co.	3.400%	8/15/42	105	96
	Northern States Power Co.	4.000%	8/15/45	50	49
	NSTAR Electric Co.	2.375%	10/15/22	125	121
	NSTAR Electric Co.	3.200%	5/15/27	125	121
	NSTAR Electric Co.	5.500%	3/15/40	75	87
	Oglethorpe Power Corp.	5.950%	11/1/39	50	56
	Oglethorpe Power Corp.	5.375%	11/1/40	175	197
	Ohio Edison Co.	6.875%	7/15/36	100	124
	Ohio Power Co.	5.375%	10/1/21	175	185
	Ohio Power Co.	4.150%	4/1/48	100	98
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	75	75
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	48
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	75	69
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	179
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	73
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	66
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	175
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	143
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	79
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	116
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	94
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	47
	Pacific Gas & Electric Co.	2.450%	8/15/22	500	440
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	266
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	44
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	43
	Pacific Gas & Electric Co.	3.500%	6/15/25	125	107
	Pacific Gas & Electric Co.	3.300%	12/1/27	275	225
	Pacific Gas & Electric Co.	6.050%	3/1/34	550	509
	Pacific Gas & Electric Co.	5.800%	3/1/37	250	231
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	94
	Pacific Gas & Electric Co.	6.250%	3/1/39	100	93
	Pacific Gas & Electric Co.	5.400%	1/15/40	75	66
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	180
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	300
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	124
	Pacific Gas & Electric Co.	4.000%	12/1/46	75	57
	PacifiCorp	2.950%	2/1/22	100	99
	PacifiCorp	3.600%	4/1/24	125	126
	PacifiCorp	7.700%	11/15/31	450	610
	PacifiCorp	5.250%	6/15/35	100	111
	PacifiCorp	6.100%	8/1/36	75	91
	PacifiCorp	6.350%	7/15/38	75	95
	PacifiCorp	4.100%	2/1/42	200	194
	PacifiCorp	4.125%	1/15/49	100	99
	PECO Energy Co.	2.375%	9/15/22	300	291
	PECO Energy Co.	3.900%	3/1/48	75	72
	Pinnacle West Capital Corp.	2.250%	11/30/20	100	98
	PNM Resources Inc.	3.250%	3/9/21	50	50
	Potomac Electric Power Co.	6.500%	11/15/37	100	127
	Potomac Electric Power Co.	4.150%	3/15/43	150	148
	PPL Capital Funding Inc.	4.200%	6/15/22	25	25
	PPL Capital Funding Inc.	3.500%	12/1/22	115	113
	PPL Capital Funding Inc.	3.400%	6/1/23	100	98
	PPL Capital Funding Inc.	3.950%	3/15/24	50	50
	PPL Capital Funding Inc.	3.100%	5/15/26	100	94
	PPL Capital Funding Inc.	4.700%	6/1/43	75	74
	PPL Capital Funding Inc.	5.000%	3/15/44	200	201
	PPL Capital Funding Inc.	4.000%	9/15/47	75	67
	PPL Electric Utilities Corp.	3.000%	9/15/21	275	274
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	50
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	155
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	73
	Progress Energy Inc.	4.400%	1/15/21	100	102
	Progress Energy Inc.	3.150%	4/1/22	40	39
	Progress Energy Inc.	7.000%	10/30/31	119	151
	Progress Energy Inc.	6.000%	12/1/39	125	150
	PSEG Power LLC	3.850%	6/1/23	125	125
	PSEG Power LLC	8.625%	4/15/31	96	125
	Public Service Co. of Colorado	3.200%	11/15/20	25	25
	Public Service Co. of Colorado	3.700%	6/15/28	75	76
	Public Service Co. of Colorado	3.600%	9/15/42	175	162
	Public Service Co. of Colorado	4.100%	6/15/48	75	74
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	50
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	146
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	78
	Public Service Electric & Gas Co.	2.250%	9/15/26	250	228
	Public Service Electric & Gas Co.	3.000%	5/15/27	75	72
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	238
	Public Service Electric & Gas Co.	3.600%	12/1/47	75	69
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	96
	Puget Energy Inc.	6.500%	12/15/20	100	105
	Puget Energy Inc.	6.000%	9/1/21	100	106
	Puget Energy Inc.	3.650%	5/15/25	400	388
	Puget Sound Energy Inc.	6.274%	3/15/37	125	159
	Puget Sound Energy Inc.	5.757%	10/1/39	125	149
	Puget Sound Energy Inc.	4.300%	5/20/45	100	100
	Puget Sound Energy Inc.	4.223%	6/15/48	125	123
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	231
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	103
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	69
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	73
	Sierra Pacific Power Co.	2.600%	5/1/26	100	93
	South Carolina Electric & Gas Co.	3.500%	8/15/21	25	25
	South Carolina Electric & Gas Co.	6.625%	2/1/32	50	61
	South Carolina Electric & Gas Co.	6.050%	1/15/38	125	147
	South Carolina Electric & Gas Co.	5.450%	2/1/41	75	85
	South Carolina Electric & Gas Co.	4.600%	6/15/43	75	76
	South Carolina Electric & Gas Co.	4.500%	6/1/64	50	46
	Southern California Edison Co.	2.900%	3/1/21	100	99
	Southern California Edison Co.	3.875%	6/1/21	275	277
5	Southern California Edison Co.	1.845%	2/1/22	50	49
	Southern California Edison Co.	2.400%	2/1/22	300	290
	Southern California Edison Co.	3.400%	6/1/23	75	74

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	3.500%	10/1/23	175	175
	Southern California Edison Co.	3.700%	8/1/25	50	50
	Southern California Edison Co.	3.650%	3/1/28	100	97
	Southern California Edison Co.	6.650%	4/1/29	75	84
	Southern California Edison Co.	5.750%	4/1/35	75	81
	Southern California Edison Co.	5.350%	7/15/35	200	211
	Southern California Edison Co.	5.625%	2/1/36	125	135
	Southern California Edison Co.	5.500%	3/15/40	100	109
	Southern California Edison Co.	4.500%	9/1/40	75	73
	Southern California Edison Co.	4.050%	3/15/42	208	195
	Southern California Edison Co.	3.900%	3/15/43	100	91
	Southern California Edison Co.	4.000%	4/1/47	150	137
	Southern California Edison Co.	4.125%	3/1/48	350	330
	Southern Co.	2.750%	6/15/20	250	247
	Southern Co.	2.350%	7/1/21	300	291
	Southern Co.	3.250%	7/1/26	350	327
	Southern Co.	4.250%	7/1/36	200	188
	Southern Co.	4.400%	7/1/46	360	331
	Southern Power Co.	2.375%	6/1/20	50	49
	Southern Power Co.	2.500%	12/15/21	350	336
	Southern Power Co.	4.150%	12/1/25	100	100
	Southern Power Co.	5.150%	9/15/41	100	100
	Southern Power Co.	5.250%	7/15/43	50	50
	Southern Power Co.	4.950%	12/15/46	75	70
	Southwestern Electric Power Co.	2.750%	10/1/26	100	92
	Southwestern Electric Power Co.	4.100%	9/15/28	100	100
	Southwestern Electric Power Co.	6.200%	3/15/40	50	59
	Southwestern Electric Power Co.	3.900%	4/1/45	200	183
	Southwestern Electric Power Co.	3.850%	2/1/48	125	111
	Southwestern Public Service Co.	3.300%	6/15/24	165	164
	Southwestern Public Service Co.	4.500%	8/15/41	100	101
	Southwestern Public Service Co.	3.400%	8/15/46	275	239
	Southwestern Public Service Co.	3.700%	8/15/47	75	69
	Southwestern Public Service Co.	4.400%	11/15/48	275	279
	Tampa Electric Co.	4.100%	6/15/42	50	49
	Tampa Electric Co.	4.350%	5/15/44	50	48
	Tampa Electric Co.	4.300%	6/15/48	75	72
	Tampa Electric Co.	4.450%	6/15/49	125	123
	TECO Finance Inc.	5.150%	3/15/20	50	51
	Toledo Edison Co.	6.150%	5/15/37	75	89
	TransAlta Corp.	4.500%	11/15/22	100	97
	TransAlta Corp.	6.500%	3/15/40	75	69
	Tucson Electric Power Co.	3.050%	3/15/25	50	48
	UIL Holdings Corp.	4.625%	10/1/20	75	76
	Union Electric Co.	3.500%	4/15/24	75	75
	Union Electric Co.	8.450%	3/15/39	150	224
	Union Electric Co.	3.650%	4/15/45	125	114
	Union Electric Co.	4.000%	4/1/48	75	73
	Virginia Electric & Power Co.	3.450%	2/15/24	50	50
	Virginia Electric & Power Co.	2.950%	11/15/26	75	71
	Virginia Electric & Power Co.	3.500%	3/15/27	250	244
	Virginia Electric & Power Co.	3.800%	4/1/28	350	350
	Virginia Electric & Power Co.	6.000%	1/15/36	125	148
	Virginia Electric & Power Co.	6.000%	5/15/37	150	181
	Virginia Electric & Power Co.	6.350%	11/30/37	50	63
	Virginia Electric & Power Co.	4.000%	1/15/43	100	96
	Virginia Electric & Power Co.	4.450%	2/15/44	475	481
	Virginia Electric & Power Co.	4.200%	5/15/45	75	73
	Virginia Electric & Power Co.	4.000%	11/15/46	100	95
	Virginia Electric & Power Co.	3.800%	9/15/47	100	92
	Virginia Electric & Power Co.	4.600%	12/1/48	125	131
	WEC Energy Group Inc.	2.450%	6/15/20	75	74
	WEC Energy Group Inc.	3.550%	6/15/25	200	195
	Westar Energy Inc.	2.550%	7/1/26	150	139
	Westar Energy Inc.	3.100%	4/1/27	100	97
	Westar Energy Inc.	4.125%	3/1/42	200	196
	Westar Energy Inc.	4.100%	4/1/43	100	97
	Westar Energy Inc.	4.250%	12/1/45	25	25
	Wisconsin Electric Power Co.	2.950%	9/15/21	75	75
	Wisconsin Electric Power Co.	4.300%	10/15/48	100	103
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	127
	Wisconsin Public Service Corp.	3.350%	11/21/21	300	301
	Xcel Energy Inc.	4.700%	5/15/20	100	101
	Xcel Energy Inc.	2.600%	3/15/22	75	73
	Xcel Energy Inc.	3.300%	6/1/25	325	318
	Xcel Energy Inc.	3.350%	12/1/26	75	72
	Xcel Energy Inc.	4.000%	6/15/28	75	76

	Natural Gas (0.2%)
	Atmos Energy Corp.	3.000%	6/15/27	100	96
	Atmos Energy Corp.	5.500%	6/15/41	200	231
	Atmos Energy Corp.	4.150%	1/15/43	100	98
	Atmos Energy Corp.	4.125%	10/15/44	50	49
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	25
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	50
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	99
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	294
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	46
	KeySpan Corp.	5.803%	4/1/35	50	57
	NiSource Finance Corp.	3.490%	5/15/27	250	240
	NiSource Finance Corp.	5.950%	6/15/41	100	112
	NiSource Finance Corp.	4.800%	2/15/44	125	121
	NiSource Finance Corp.	5.650%	2/1/45	100	108
	NiSource Finance Corp.	4.375%	5/15/47	250	234
	NiSource Inc.	2.650%	11/17/22	75	72
10	NiSource Inc.	3.650%	6/15/23	75	75
	ONE Gas Inc.	4.658%	2/1/44	125	133
	ONE Gas Inc.	4.500%	11/1/48	75	77
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	51
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	66
	Sempra Energy	2.400%	2/1/20	75	74
	Sempra Energy	2.850%	11/15/20	395	389
	Sempra Energy	2.875%	10/1/22	100	97
	Sempra Energy	2.900%	2/1/23	100	96
	Sempra Energy	4.050%	12/1/23	100	101
	Sempra Energy	3.750%	11/15/25	155	149
	Sempra Energy	3.250%	6/15/27	150	138
	Sempra Energy	3.400%	2/1/28	200	183
	Sempra Energy	3.800%	2/1/38	200	172
	Sempra Energy	6.000%	10/15/39	150	167
	Sempra Energy	4.000%	2/1/48	175	147
	Southern California Gas Co.	2.600%	6/15/26	200	186
	Southern California Gas Co.	3.750%	9/15/42	75	70
	Southern California Gas Co.	4.125%	6/1/48	75	75
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	324
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	71
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	85
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	47
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	87
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	93
	Southwest Gas Corp.	3.700%	4/1/28	50	50
	Southwest Gas Corp.	3.800%	9/29/46	75	65
	Washington Gas Light Co.	3.796%	9/15/46	100	93

	Other Utility (0.0%)
	American Water Capital Corp.	3.400%	3/1/25	125	123
	American Water Capital Corp.	2.950%	9/1/27	325	303
	American Water Capital Corp.	6.593%	10/15/37	150	189
	American Water Capital Corp.	4.300%	9/1/45	100	99
	American Water Capital Corp.	3.750%	9/1/47	200	179
	American Water Capital Corp.	4.200%	9/1/48	100	98
	Veolia Environnement SA	6.750%	6/1/38	100	121
					67,817
Total Corporate Bonds (Cost $956,812)					935,779

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Sovereign Bonds (4.5%)
	African Development Bank	1.875%	3/16/20	500	496
	African Development Bank	1.250%	7/26/21	500	483
	African Development Bank	2.375%	9/23/21	300	298
	African Development Bank	2.125%	11/16/22	700	687
	African Development Bank	3.000%	9/20/23	275	279
	Asian Development Bank	1.750%	1/10/20	825	818
	Asian Development Bank	1.500%	1/22/20	700	692
	Asian Development Bank	1.375%	3/23/20	75	74
	Asian Development Bank	1.625%	5/5/20	525	518
	Asian Development Bank	2.875%	11/27/20	120	121
	Asian Development Bank	2.250%	1/20/21	500	497
	Asian Development Bank	1.625%	3/16/21	500	490
	Asian Development Bank	1.750%	6/8/21	625	613
	Asian Development Bank	2.000%	2/16/22	650	638
	Asian Development Bank	1.875%	2/18/22	600	587
	Asian Development Bank	1.750%	9/13/22	900	872
	Asian Development Bank	2.750%	3/17/23	1,000	1,004
	Asian Development Bank	2.000%	1/22/25	300	288
	Asian Development Bank	2.000%	4/24/26	100	95
	Asian Development Bank	2.625%	1/12/27	200	198
	Asian Development Bank	2.375%	8/10/27	275	266
	Asian Development Bank	6.220%	8/15/27	100	123
	Asian Development Bank	2.500%	11/2/27	673	656
	Asian Development Bank	5.820%	6/16/28	148	180
	Asian Development Bank	3.125%	9/26/28	130	133
	Canada	2.000%	11/15/22	570	557
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	300	290
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	300	297
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	482
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	500	510
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	304
	Corp. Andina de Fomento	3.750%	11/23/23	925	937
	Corp. Andina de Fomento	2.200%	7/18/20	455	448
	Corp. Andina de Fomento	2.750%	1/6/23	325	318
	Council Of Europe Development Bank	1.625%	3/10/20	300	297
	Council Of Europe Development Bank	1.625%	3/16/21	200	196
	Council Of Europe Development Bank	2.625%	2/13/23	425	425
	Ecopetrol SA	5.875%	9/18/23	225	235
	Ecopetrol SA	4.125%	1/16/25	200	190
	Ecopetrol SA	5.375%	6/26/26	750	755
	Ecopetrol SA	7.375%	9/18/43	100	110
	Ecopetrol SA	5.875%	5/28/45	200	188
	Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	200	195
	Equinor ASA	2.750%	11/10/21	300	298
	Equinor ASA	3.150%	1/23/22	150	150
	Equinor ASA	2.450%	1/17/23	450	436
	Equinor ASA	2.650%	1/15/24	250	242
	Equinor ASA	3.700%	3/1/24	150	152
	Equinor ASA	3.250%	11/10/24	150	149
	Equinor ASA	7.250%	9/23/27	250	314
	Equinor ASA	3.625%	9/10/28	175	175
	Equinor ASA	5.100%	8/17/40	125	139
	Equinor ASA	4.250%	11/23/41	175	173
	Equinor ASA	3.950%	5/15/43	125	121
	Equinor ASA	4.800%	11/8/43	175	189
	European Bank for Reconstruction & Development	1.500%	3/16/20	350	345
	European Bank for Reconstruction & Development	1.875%	7/15/21	225	221
	European Bank for Reconstruction & Development	1.500%	11/2/21	150	146
	European Bank for Reconstruction & Development	1.875%	2/23/22	200	195
	European Bank for Reconstruction & Development	2.750%	3/7/23	925	928
	European Investment Bank	1.625%	3/16/20	1,200	1,187
	European Investment Bank	1.375%	6/15/20	1,825	1,793
	European Investment Bank	2.875%	9/15/20	1,025	1,029
	European Investment Bank	1.625%	12/15/20	125	123
	European Investment Bank	4.000%	2/16/21	75	77
	European Investment Bank	2.000%	3/15/21	1,450	1,432
	European Investment Bank	2.500%	4/15/21	850	848
	European Investment Bank	2.375%	5/13/21	1,850	1,841
	European Investment Bank	1.625%	6/15/21	1,000	977
	European Investment Bank	1.375%	9/15/21	100	97
	European Investment Bank	2.125%	10/15/21	100	99
	European Investment Bank	2.875%	12/15/21	1,150	1,159
	European Investment Bank	2.375%	6/15/22	1,725	1,712
	European Investment Bank	2.500%	3/15/23	600	596
	European Investment Bank	2.875%	8/15/23	800	806
	European Investment Bank	3.125%	12/14/23	500	510
	European Investment Bank	3.250%	1/29/24	810	832
	European Investment Bank	2.500%	10/15/24	200	198
	European Investment Bank	1.875%	2/10/25	1,050	999
	European Investment Bank	2.375%	5/24/27	225	217
	European Investment Bank	4.875%	2/15/36	225	278
	Export Development Canada	1.625%	1/17/20	125	124
	Export Development Canada	1.625%	6/1/20	90	89
	Export Development Canada	2.000%	11/30/20	805	795
	Export Development Canada	1.500%	5/26/21	525	511
	Export Development Canada	1.375%	10/21/21	200	193
	Export Development Canada	2.500%	1/24/23	40	40
	Export-Import Bank of Korea	2.500%	11/1/20	200	198
	Export-Import Bank of Korea	2.500%	5/10/21	300	295
	Export-Import Bank of Korea	4.375%	9/15/21	75	77
	Export-Import Bank of Korea	1.875%	10/21/21	250	241
	Export-Import Bank of Korea	3.500%	11/27/21	200	202
	Export-Import Bank of Korea	5.000%	4/11/22	275	290
	Export-Import Bank of Korea	3.000%	11/1/22	600	593
	Export-Import Bank of Korea	3.625%	11/27/23	200	202
	Export-Import Bank of Korea	4.000%	1/14/24	650	665
	Export-Import Bank of Korea	2.625%	5/26/26	200	186
	FMS Wertmanagement	2.750%	3/6/23	300	301
11	FMS Wertmanagement AoeR	1.750%	1/24/20	500	496
	FMS Wertmanagement AoeR	1.750%	3/17/20	225	223
	FMS Wertmanagement AoeR	2.000%	8/1/22	470	459
	Hydro-Quebec	8.400%	1/15/22	375	432
	Hydro-Quebec	8.050%	7/7/24	200	248
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	250	245
	Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	250	245
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	239
	Inter-American Development Bank	3.875%	2/14/20	50	51
	Inter-American Development Bank	1.625%	5/12/20	250	247
	Inter-American Development Bank	1.875%	6/16/20	275	272
	Inter-American Development Bank	1.375%	7/15/20	185	182
	Inter-American Development Bank	2.125%	11/9/20	435	431
	Inter-American Development Bank	1.875%	3/15/21	200	197
	Inter-American Development Bank	2.625%	4/19/21	700	701
	Inter-American Development Bank	2.125%	1/18/22	700	690
	Inter-American Development Bank	1.750%	4/14/22	800	779
	Inter-American Development Bank	3.000%	9/26/22	500	506
	Inter-American Development Bank	2.500%	1/18/23	825	820
	Inter-American Development Bank	3.000%	10/4/23	625	634
	Inter-American Development Bank	3.000%	2/21/24	650	660
	Inter-American Development Bank	2.125%	1/15/25	400	387
	Inter-American Development Bank	7.000%	6/15/25	100	122
	Inter-American Development Bank	2.000%	6/2/26	750	712
	Inter-American Development Bank	2.375%	7/7/27	450	434
	Inter-American Development Bank	3.125%	9/18/28	875	896
	Inter-American Development Bank	3.200%	8/7/42	100	99
	International Bank for Reconstruction & Development	1.875%	4/21/20	1,250	1,239
	International Bank for Reconstruction & Development	1.625%	9/4/20	775	763

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction & Development	1.625%	3/9/21	1,100	1,078
	International Bank for Reconstruction & Development	1.375%	5/24/21	1,100	1,070
	International Bank for Reconstruction & Development	2.250%	6/24/21	450	447
	International Bank for Reconstruction & Development	2.750%	7/23/21	930	934
	International Bank for Reconstruction & Development	1.375%	9/20/21	1,975	1,912
	International Bank for Reconstruction & Development	2.125%	12/13/21	255	252
	International Bank for Reconstruction & Development	2.000%	1/26/22	145	142
	International Bank for Reconstruction & Development	1.625%	2/10/22	1,025	995
	International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,143
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	741
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,134
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	477
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	342
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	304
	International Finance Corp.	1.750%	3/30/20	450	445
	International Finance Corp.	2.250%	1/25/21	650	645
	International Finance Corp.	2.875%	7/31/23	275	278
	International Finance Corp.	2.125%	4/7/26	600	576
12	Japan Bank for International Cooperation	2.125%	6/1/20	350	347
12	Japan Bank for International Cooperation	2.125%	7/21/20	330	326
12	Japan Bank for International Cooperation	2.125%	11/16/20	344	339
12	Japan Bank for International Cooperation	3.125%	7/20/21	75	76
12	Japan Bank for International Cooperation	1.500%	7/21/21	750	726
12	Japan Bank for International Cooperation	2.000%	11/4/21	970	948
12	Japan Bank for International Cooperation	2.500%	6/1/22	450	444
12	Japan Bank for International Cooperation	2.375%	7/21/22	250	246
12	Japan Bank for International Cooperation	2.375%	11/16/22	540	529
12	Japan Bank for International Cooperation	3.250%	7/20/23	100	101
12	Japan Bank for International Cooperation	3.375%	7/31/23	100	102
12	Japan Bank for International Cooperation	3.375%	10/31/23	400	408
12	Japan Bank for International Cooperation	3.000%	5/29/24	500	501
12	Japan Bank for International Cooperation	2.125%	2/10/25	330	313
12	Japan Bank for International Cooperation	2.375%	4/20/26	200	191
12	Japan Bank for International Cooperation	2.250%	11/4/26	200	188
12	Japan Bank for International Cooperation	2.750%	11/16/27	800	770
12	Japan Bank for International Cooperation	3.250%	7/20/28	300	301
12	Japan Bank for International Cooperation	3.500%	10/31/28	350	358
12	Japan International Cooperation Agency	2.750%	4/27/27	300	290
11	KFW	4.000%	1/27/20	650	659
11	KFW	1.500%	4/20/20	625	616
11	KFW	1.625%	5/29/20	1,900	1,874
11	KFW	1.875%	6/30/20	1,100	1,088
11	KFW	2.750%	7/15/20	175	175
11	KFW	2.750%	9/8/20	1,700	1,704
11	KFW	2.750%	10/1/20	200	200
11	KFW	1.875%	12/15/20	550	542
11	KFW	1.625%	3/15/21	900	882
11	KFW	1.500%	6/15/21	900	877
11	KFW	1.750%	9/15/21	600	587
11	KFW	2.000%	11/30/21	600	590
11	KFW	3.125%	12/15/21	1,115	1,130
11	KFW	2.125%	3/7/22	1,000	984
11	KFW	2.125%	6/15/22	750	738
11	KFW	2.000%	10/4/22	950	928
11	KFW	2.375%	12/29/22	450	446
11	KFW	2.125%	1/17/23	1,025	1,004
11	KFW	2.500%	11/20/24	1,800	1,776
11	KFW	2.000%	5/2/25	150	143
11	KFW	2.875%	4/3/28	500	502
11	KFW	0.000%	4/18/36	400	228
11	KFW	0.000%	6/29/37	200	109
	Korea Development Bank	4.625%	11/16/21	150	156
	Korea Development Bank	3.000%	9/14/22	750	742
	Korea Development Bank	3.375%	3/12/23	700	701
	Korea Development Bank	3.750%	1/22/24	400	404
11	Landwirtschaftliche Rentenbank	2.250%	10/1/21	45	45
11	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	102
11	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	813
11	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	463
11	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	255
11	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	243
	Nexen Energy ULC	7.875%	3/15/32	50	68
	Nexen Energy ULC	6.400%	5/15/37	450	550
	Nexen Energy ULC	7.500%	7/30/39	200	278
	Nordic Investment Bank	1.500%	9/29/20	200	196
	Nordic Investment Bank	1.625%	11/20/20	200	196
	Nordic Investment Bank	2.250%	2/1/21	200	199
	Nordic Investment Bank	1.250%	8/2/21	400	386
	Nordic Investment Bank	2.125%	2/1/22	200	197
	Nordic Investment Bank	2.875%	7/19/23	200	202
	North American Development Bank	4.375%	2/11/20	100	101
13	Oesterreichische Kontrollbank AG	1.750%	1/24/20	250	248
13	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	690
13	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	293
13	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	203
5	Oriental Republic of Uruguay	8.000%	11/18/22	125	140
5	Oriental Republic of Uruguay	4.500%	8/14/24	503	513
5	Oriental Republic of Uruguay	4.375%	10/27/27	150	150
5	Oriental Republic of Uruguay	7.625%	3/21/36	195	254
5	Oriental Republic of Uruguay	4.125%	11/20/45	300	268
5	Oriental Republic of Uruguay	5.100%	6/18/50	965	952
	Petroleos Mexicanos	6.000%	3/5/20	64	65
	Petroleos Mexicanos	5.500%	1/21/21	400	400
	Petroleos Mexicanos	6.375%	2/4/21	951	964
	Petroleos Mexicanos	4.875%	1/24/22	425	414
	Petroleos Mexicanos	5.375%	3/13/22	184	182
	Petroleos Mexicanos	3.500%	1/30/23	265	241
	Petroleos Mexicanos	4.625%	9/21/23	187	176
	Petroleos Mexicanos	4.875%	1/18/24	350	327
	Petroleos Mexicanos	4.250%	1/15/25	100	88
	Petroleos Mexicanos	2.378%	4/15/25	33	32
	Petroleos Mexicanos	4.500%	1/23/26	110	96
	Petroleos Mexicanos	6.875%	8/4/26	599	586
	Petroleos Mexicanos	6.500%	3/13/27	1,236	1,168
	Petroleos Mexicanos	5.350%	2/12/28	756	660
	Petroleos Mexicanos	6.500%	1/23/29	375	349

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	6.625%	6/15/35	625	549
	Petroleos Mexicanos	6.625%	6/15/38	150	128
	Petroleos Mexicanos	6.500%	6/2/41	400	334
	Petroleos Mexicanos	5.500%	6/27/44	184	139
	Petroleos Mexicanos	6.375%	1/23/45	500	403
	Petroleos Mexicanos	5.625%	1/23/46	367	279
	Petroleos Mexicanos	6.750%	9/21/47	1,588	1,320
	Petroleos Mexicanos	6.350%	2/12/48	396	318
14	Power Sector Assets & Liabilities Management Corp.	9.625%	5/15/28	35	47
	Province of Alberta	2.200%	7/26/22	400	391
	Province of Alberta	3.300%	3/15/28	250	253
	Province of Alberta Canada	3.350%	11/1/23	375	382
	Province of British Columbia	2.000%	10/23/22	200	195
	Province of British Columbia	2.250%	6/2/26	300	287
	Province of Manitoba	2.050%	11/30/20	300	296
	Province of Manitoba	2.100%	9/6/22	150	146
	Province of Manitoba	2.125%	6/22/26	90	84
	Province of New Brunswick	2.500%	12/12/22	95	94
	Province of New Brunswick	3.625%	2/24/28	105	108
	Province of Ontario	4.400%	4/14/20	700	715
	Province of Ontario	2.500%	9/10/21	575	570
	Province of Ontario	2.400%	2/8/22	525	518
	Province of Ontario	2.250%	5/18/22	500	490
	Province of Ontario	2.450%	6/29/22	150	148
	Province of Ontario	2.200%	10/3/22	400	390
	Province of Ontario	3.400%	10/17/23	760	775
	Province of Ontario	3.200%	5/16/24	150	152
	Province of Ontario	2.500%	4/27/26	250	241
	Province of Quebec	3.500%	7/29/20	350	355
	Province of Quebec	2.750%	8/25/21	325	325
	Province of Quebec	2.375%	1/31/22	100	99
	Province of Quebec	2.625%	2/13/23	425	421
	Province of Quebec	2.500%	4/20/26	200	193
	Province of Quebec	2.750%	4/12/27	850	826
	Province of Quebec	7.500%	9/15/29	475	655
	Republic of Chile	3.875%	8/5/20	200	202
	Republic of Chile	2.250%	10/30/22	175	169
	Republic of Chile	3.125%	1/21/26	485	467
5	Republic of Chile	3.240%	2/6/28	660	635
	Republic of Chile	3.860%	6/21/47	275	258
	Republic of Colombia	4.375%	7/12/21	450	457
	Republic of Colombia	4.000%	2/26/24	400	395
	Republic of Colombia	8.125%	5/21/24	100	117
5	Republic of Colombia	4.500%	1/28/26	522	522
5	Republic of Colombia	3.875%	4/25/27	1,065	1,021
5	Republic of Colombia	4.500%	3/15/29	450	444
	Republic of Colombia	10.375%	1/28/33	200	300
	Republic of Colombia	7.375%	9/18/37	300	363
	Republic of Colombia	6.125%	1/18/41	125	136
5	Republic of Colombia	5.625%	2/26/44	475	489
5	Republic of Colombia	5.000%	6/15/45	765	726
	Republic of Hungary	6.250%	1/29/20	350	360
	Republic of Hungary	6.375%	3/29/21	2,450	2,585
	Republic of Hungary	5.750%	11/22/23	400	433
	Republic of Hungary	7.625%	3/29/41	100	141
	Republic of Indonesia	2.950%	1/11/23	425	406
	Republic of Indonesia	4.100%	4/24/28	200	195
	Republic of Indonesia	4.750%	2/11/29	200	202
10	Republic of Indonesia	4.750%	7/18/47	200	188
	Republic of Indonesia	4.350%	1/11/48	300	273
	Republic of Italy	6.875%	9/27/23	590	643
	Republic of Italy	5.375%	6/15/33	325	341
	Republic of Korea	3.875%	9/11/23	200	206
	Republic of Korea	5.625%	11/3/25	100	114
	Republic of Korea	3.875%	9/20/48	125	127
	Republic of Panama	5.200%	1/30/20	200	204
5	Republic of Panama	4.000%	9/22/24	200	202
5	Republic of Panama	3.750%	3/16/25	200	198
	Republic of Panama	7.125%	1/29/26	168	197
	Republic of Panama	8.875%	9/30/27	238	316
5	Republic of Panama	3.875%	3/17/28	460	453
	Republic of Panama	9.375%	4/1/29	300	415
5	Republic of Panama	6.700%	1/26/36	292	356
5	Republic of Panama	4.500%	4/16/50	410	391
5	Republic of Panama	4.300%	4/29/53	200	186
	Republic of Peru	7.350%	7/21/25	225	274
	Republic of Peru	8.750%	11/21/33	645	958
5	Republic of Peru	6.550%	3/14/37	225	285
	Republic of Peru	5.625%	11/18/50	475	559
	Republic of Poland	5.125%	4/21/21	275	287
	Republic of Poland	5.000%	3/23/22	775	817
	Republic of Poland	3.000%	3/17/23	325	321
	Republic of Poland	4.000%	1/22/24	350	359
	Republic of Poland	3.250%	4/6/26	150	147
	Republic of the Philippines	4.000%	1/15/21	350	353
	Republic of the Philippines	9.500%	10/21/24	350	452
	Republic of the Philippines	10.625%	3/16/25	100	138
	Republic of the Philippines	5.500%	3/30/26	225	250
	Republic of the Philippines	3.000%	2/1/28	400	379
	Republic of the Philippines	9.500%	2/2/30	225	332
	Republic of the Philippines	7.750%	1/14/31	400	539
	Republic of the Philippines	6.375%	1/15/32	200	246
	Republic of the Philippines	6.375%	10/23/34	550	690
	Republic of the Philippines	3.950%	1/20/40	700	684
	Republic of the Philippines	3.700%	3/1/41	200	190
	Republic of the Philippines	3.700%	2/2/42	350	333
	State of Israel	3.150%	6/30/23	400	400
	State of Israel	2.875%	3/16/26	200	193
	State of Israel	3.250%	1/17/28	300	295
	State of Israel	4.500%	1/30/43	200	208
	State of Israel	4.125%	1/17/48	250	245
	Svensk Exportkredit AB	1.750%	5/18/20	190	188
	Svensk Exportkredit AB	1.875%	6/23/20	200	198
	Svensk Exportkredit AB	1.750%	8/28/20	380	374
	Svensk Exportkredit AB	2.750%	10/7/20	260	260
	Svensk Exportkredit AB	1.750%	3/10/21	250	245
	Svensk Exportkredit AB	2.875%	5/22/21	200	201
	Svensk Exportkredit AB	3.125%	11/8/21	200	203
	Svensk Exportkredit AB	2.000%	8/30/22	190	184
	Svensk Exportkredit AB	2.875%	3/14/23	195	196
	Syngenta Finance NV	3.125%	3/28/22	100	95
	United Mexican States	3.500%	1/21/21	100	100
	United Mexican States	3.625%	3/15/22	548	542
	United Mexican States	3.600%	1/30/25	510	489
	United Mexican States	4.125%	1/21/26	445	436
	United Mexican States	4.150%	3/28/27	1,300	1,258
	United Mexican States	3.750%	1/11/28	475	446
	United Mexican States	8.300%	8/15/31	220	284
	United Mexican States	7.500%	4/8/33	100	122
	United Mexican States	6.050%	1/11/40	1,083	1,148
	United Mexican States	4.750%	3/8/44	765	695
	United Mexican States	5.550%	1/21/45	330	334
	United Mexican States	4.600%	1/23/46	600	535
	United Mexican States	4.350%	1/15/47	760	654
	United Mexican States	4.600%	2/10/48	255	226
	United Mexican States	5.750%	10/12/10	342	321
Total Sovereign Bonds (Cost $161,429)					159,518
Taxable Municipal Bonds (0.7%)
	Alabama Economic Settlement Authority BP Settlement Revenue	3.163%	9/15/25	90	89
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.939%	2/15/47	150	188

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	6.270%	2/15/50	50	62
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	7.499%	2/15/50	50	72
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	8.084%	2/15/50	125	199
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.918%	4/1/40	100	133
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	250	340
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.907%	10/1/50	200	284
	California Department of Water Resources Power Supply Revenue	2.000%	5/1/22	150	146
	California GO	2.800%	4/1/21	150	150
	California GO	5.700%	11/1/21	250	269
	California GO	3.375%	4/1/25	100	101
	California GO	3.500%	4/1/28	150	150
	California GO	4.500%	4/1/33	190	199
	California GO	7.500%	4/1/34	350	477
	California GO	4.600%	4/1/38	300	309
	California GO	7.300%	10/1/39	75	103
	California GO	7.350%	11/1/39	1,425	1,967
	California GO	7.625%	3/1/40	205	292
	California GO	7.600%	11/1/40	200	291
	California State University Systemwide Revenue	3.899%	11/1/47	50	49
	Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue	5.491%	11/1/39	50	62
	Chicago IL GO	7.045%	1/1/29	50	54
	Chicago IL GO	7.375%	1/1/33	150	165
	Chicago IL GO	6.314%	1/1/44	100	99
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	100	120
	Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	125	160
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	150	182
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	125	160
	Clark County NV Airport System Revenue	6.881%	7/1/42	100	102
	Clark County NV Airport System Revenue	6.820%	7/1/45	100	142
	Commonwealth Financing Authority Pennsylvania Revenue	3.864%	6/1/38	100	99
	Connecticut GO	5.090%	10/1/30	175	189
	Connecticut GO	5.850%	3/15/32	200	229
	Cook County IL GO	6.229%	11/15/34	50	60
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	130
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	58
	Dallas TX Convention Center Hotel Development Corp. Hotel Revenue	7.088%	1/1/42	150	193
	Dallas TX Independent School District GO	6.450%	2/15/35	100	107
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	59
	District of Columbia Water & Sewer Authority Public Utility Revenue	4.814%	10/1/14	150	166
	Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	150	149
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue	2.995%	7/1/20	450	451
	George Washington University District of Columbia GO	4.126%	9/15/48	150	150
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	250	264
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	150	165
	Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	75	84
	Houston TX GO	6.290%	3/1/32	140	165
	Illinois GO	4.950%	6/1/23	400	406
	Illinois GO	5.100%	6/1/33	1,200	1,144
	Illinois GO	7.350%	7/1/35	300	333
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	63
	JobsOhio Beverage System Statewide Liquor Profits Revenue	3.985%	1/1/29	150	155
	JobsOhio Beverage System Statewide Liquor Profits Revenue	4.532%	1/1/35	100	107
	Los Angeles CA Department of Water & Power Revenue	6.166%	7/1/40	25	26
	Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	100	139
	Los Angeles CA Department of Water & Power Revenue	6.603%	7/1/50	100	141
	Los Angeles CA Unified School District GO	5.755%	7/1/29	200	231
	Los Angeles CA Unified School District GO	5.750%	7/1/34	125	148
	Los Angeles CA Unified School District GO	6.758%	7/1/34	200	257
	Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	90
	Los Angeles County CA Public Works Financing Authority Lease Revenue	7.618%	8/1/40	50	73
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	50	63
	Massachusetts GO	4.200%	12/1/21	125	128
	Massachusetts GO	5.456%	12/1/39	150	182
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	100	122
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	50	61
	Metropolitan Government of Nashville & Davidson County TN Convention Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	67
	Metropolitan Washington DC/VA Airports Authority Dulles Toll Road Revenue	7.462%	10/1/46	85	122
	Miami-Dade County FL Aviation Revenue (Miami International Airport)	4.280%	10/1/41	125	126
	Mississippi GO	5.245%	11/1/34	50	57
	Missouri Health & Educational Facilities Authority Revenue (Washington University)	3.652%	8/15/57	100	94
15	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	225	273
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.104%	12/15/28	100	103
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.561%	12/15/40	400	490
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	100	141
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	400	546
	New York City NY GO	6.246%	6/1/35	25	26

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York City NY GO	5.517%	10/1/37	50	59
	New York City NY GO	6.271%	12/1/37	100	126
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.750%	6/15/41	50	63
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.952%	6/15/42	50	65
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.011%	6/15/42	50	65
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.440%	6/15/43	100	121
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	175	224
	New York City NY Transitional Finance Authority Future Tax Revenue	5.767%	8/1/36	150	179
	New York City NY Transitional Finance Authority Future Tax Revenue	5.508%	8/1/37	100	117
	New York City NY Transitional Finance Authority Future Tax Revenue	5.572%	11/1/38	75	88
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	400	568
	New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	59
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.628%	3/15/39	100	119
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	172
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	150	206
	Ohio State University General Receipts Revenue	4.910%	6/1/40	100	116
	Ohio State University General Receipts Revenue	3.798%	12/1/46	100	99
	Ohio State University General Receipts Revenue	4.800%	6/1/11	100	110
	Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	4.879%	12/1/34	75	82
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	150	186
	Oregon GO	5.762%	6/1/23	160	171
	Oregon GO	5.892%	6/1/27	75	87
16	Oregon School Boards Association GO	5.528%	6/30/28	50	57
	Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	50	55
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	50	61
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	75	91
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	250	287
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	100	108
	Port Authority of New York & New Jersey Revenue	4.031%	9/1/48	30	30
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	100	114
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	550	560
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	100	109
	President & Fellows of Harvard College Massachusetts GO	4.875%	10/15/40	225	259
	President & Fellows of Harvard College Massachusetts GO	3.150%	7/15/46	100	90
	Princeton University New Jersey GO	5.700%	3/1/39	200	257
	Regents of the University of California Revenue	3.063%	7/1/25	100	99
	Regional Transportation District of Colorado Sales Tax Revenue	5.844%	11/1/50	100	132
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	50	59
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	75	68
	Sales Tax Securitization Corp. Illinois Revenue	3.820%	1/1/48	50	45
	Salt River Project Arizona Agricultural Improvement & Power District Revenue	4.839%	1/1/41	150	173
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	125	163
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	125	158
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	100	131
	San Francisco CA City & County Public Utilities Commission Water Revenue	6.950%	11/1/50	100	143
	San Jose California Redevelopment Agency Successor Agency Tax Allocation	3.375%	8/1/34	100	94
	Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	236
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	100	95
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	100	127
	State of Wisconsin	3.154%	5/1/27	100	99
	State of Wisconsin	3.954%	5/1/36	250	250
	Texas GO	5.517%	4/1/39	50	62
	Texas Transportation Commission Revenue	5.178%	4/1/30	175	199
	Texas Transportation Commission Revenue	4.681%	4/1/40	50	56
	University of California Regents Medical Center Revenue	6.548%	5/15/48	250	330
	University of California Regents Medical Center Revenue	6.583%	5/15/49	50	66
	University of California Revenue	6.270%	5/15/31	500	507
	University of California Revenue	5.946%	5/15/45	175	217
	University of California Revenue	4.858%	5/15/12	25	26
	University of California Revenue	4.767%	5/15/15	100	103
	University of Southern California GO	5.250%	10/1/11	100	117
	University of Texas Permanent University Fund Revenue	3.376%	7/1/47	50	45
	University of Texas Revenue	3.354%	8/15/47	50	45
	University of Texas System Revenue Financing System Revenue	6.276%	8/15/41	25	26
	University of Texas System Revenue Financing System Revenue	4.794%	8/15/46	75	83
	University of Virginia Revenue	4.179%	9/1/17	50	49
	Utah GO	4.554%	7/1/24	50	53
	Utah GO	3.539%	7/1/25	50	51
	Washington GO	5.140%	8/1/40	150	174
16	Wisconsin GO	5.700%	5/1/26	75	83
Total Taxable Municipal Bonds (Cost $23,144)					25,272

				Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
17	Vanguard Market Liquidity Fund (Cost $43,183)	2.530%		431,866	43,187
Total Investments (100.6%) (Cost $3,599,284)					3,556,187

Total Bond Market Index Portfolio

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	183
Receivables for Investment Securities Sold	29,727
Receivables for Accrued Income	23,102
Receivables for Capital Shares Issued	7,026
Other Assets	1
Total Other Assets	60,039
Liabilities
Payables for Investment Securities Purchased	(71,742)
Payables for Capital Shares Redeemed	(8,094)
Payables to Vanguard	(1,837)
Variation Margin Payable—Futures Contracts	—
Total Liabilities	(81,673)
Net Assets (100%)
Applicable to 306,189,913 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,534,553
Net Asset Value Per Share	$11.54

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	3,497,868
Total Distributable Earnings (Loss)	36,685
Net Assets	3,534,553

•           See Note A in Notes to Financial Statements.

§          Security value determined using significant unobservable inputs.

1          Securities with a value of $10,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

2          U.S. government-guaranteed.

3          The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4          The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5          The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

6          Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2018.

7          Adjustable-rate security based upon 12-month USD LIBOR plus spread.

8          Adjustable-rate security based upon 6-month USD LIBOR plus spread.

9          Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.

10   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate value of these securities was $22,060,000, representing 0.6% of net assets.

11   Guaranteed by the Federal Republic of Germany.

12   Guaranteed by the Government of Japan.

13   Guaranteed by the Republic of Austria.

14   Guaranteed by the Republic of the Philippines.

15   Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.

16   Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

17   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Short Futures Contracts
10-Year U.S. Treasury Note	March 2019	(30)		(3,660)	—

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Interest[1]	99,324
Total Income	99,324
Expenses
The Vanguard Group—Note B
Investment Advisory Services	275
Management and Administrative	3,707
Marketing and Distribution	605
Custodian Fees	112
Auditing Fees	86
Shareholders’ Reports	45
Trustees’ Fees and Expenses	3
Total Expenses	4,833
Net Investment Income	94,491
Realized Net Gain (Loss) on Investment Securities Sold[1]	(11,812)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(87,509)
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	(87,509)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,830)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,600,000, ($13,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	94,491	79,058
Realized Net Gain (Loss)	(11,812)	6,819
Change in Unrealized Appreciation (Depreciation)	(87,509)	23,124
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,830)	109,001
Distributions
Net Investment Income	(79,188)	(71,452)
Realized Capital Gain[1]	(6,703)	(9,620)
Total Distributions	(85,891)	(81,072)
Capital Share Transactions
Issued	657,403	957,289
Issued in Lieu of Cash Distributions	85,891	81,072
Redeemed	(616,385)	(553,064)
Net Increase (Decrease) from Capital Share Transactions	126,909	485,297
Total Increase (Decrease)	36,188	513,226
Net Assets
Beginning of Period	3,498,365	2,985,139
End of Period	3,534,553	3,498,365

1   Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $1,591,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.86	$11.77	$11.79	$12.07	$11.73
Investment Operations
Net Investment Income	.313	1.292	1.283	.276	.281
Net Realized and Unrealized Gain (Loss) on Investments	(.343)	.119	.007	(.233)	.397
Total from Investment Operations	(.030)	.411	.290	.043	.678
Distributions
Dividends from Net Investment Income	(.267)	(.283)	(.277)	(.272)	(.295)
Distributions from Realized Capital Gains	(.023)	(.038)	(.033)	(.051)	(.043)
Total Distributions	(.290)	(.321)	(.310)	(.323)	(.338)
Net Asset Value, End of Period	$11.54	$11.86	$11.77	$11.79	$12.07

Total Return	-0.21%	3.57%	2.47%	0.33%	5.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,535	$3,498	$2,985	$2,799	$2,619
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.15%	0.15%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.48%	2.41%	2.43%	2.47%
Portfolio Turnover Rate[2]	89%	91%	104%	149%	118%

1 Calculated based on average shares outstanding.

2 Includes 26%, 24%, 33%, 61%, and 61% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary

Total Bond Market Index Portfolio

risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented 1% and less than 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Total Bond Market Index Portfolio

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $183,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,298,171	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	94,131	129
Corporate Bonds	—	935,779	—
Sovereign Bonds	—	159,518	—
Taxable Municipal Bonds	—	25,272	—
Temporary Cash Investments	43,187	—	—
Futures Contracts—Liabilities[1]	—	—	—
Total	43,187	3,512,871	129

1 Represents variation margin on the last day of the reporting period.

Total Bond Market Index Portfolio

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	93,215
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(11,830)
Net Unrealized Gains (Losses)	(43,098)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,599,285
Gross Unrealized Appreciation	35,013
Gross Unrealized Depreciation	(78,111)
Net Unrealized Appreciation (Depreciation)	(43,098)

E.  During the year ended December 31, 2018, the portfolio purchased $292,362,000 of investment securities and sold $257,829,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,889,482,000 and $2,783,905,000, respectively.

F.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	57,508	81,315
Issued in Lieu of Cash Distributions	7,574	7,025
Redeemed	(53,952)	(46,886)
Net Increase (Decrease) in Shares Outstanding	11,130	41,454

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 41% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $6,703,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.

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Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 0.20% for the 12 months ended December 31, 2018, and its benchmark, the Russell 1000 Growth Index, returned –1.51%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. William Blair Investment Management, LLC, no longer serves as an advisor to the portfolio.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 14, 2019.

Wellington Management Company LLP

Portfolio Manager:

Andrew J. Shilling, CFA

Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the Standard & Poor’s 500 Index, returned –4.38% over the period. Growth stocks outperformed value stocks, and large-cap companies led their smaller-cap peers.

Notable contributors to performance included ServiceNow, a provider of cloud-based services that continues to grow rapidly and gain market share; Dexcom, a provider of continuous glucose monitoring devices offering noninvasive care for diabetics; and Workday, the cloud-based financial management and HR management software vendor that has been benefiting as businesses transform digitally. In addition, our position in MasterCard continued to benefit from the long-term shift away from cash and checks and toward electronic payments.

Detractors included eBay, a multinational e-commerce company that facilitates consumer-to-consumer and business-to-consumer sales. It came under pressure after results indicated lower organic revenue growth driven by a weaker outlook for its online marketplace. Constellation Brands, a producer and marketer of beer, wine, and spirits, struggled as political conflicts arose over the development of a new production facility in Mexico. The portfolio’s biggest detractors also included Alliance Data Systems, a provider of private-label credit cards and loyalty products, which struggled after missing revenue expectations, and 2U, a digital education company whose shares fell on lower near-term profitability as margins were pressured by the development costs of new online course offerings.

Given solid U.S. economic growth combined with geopolitical uncertainty, we have maintained the portfolio’s exposure to quality growth companies benefiting from secular trends and long-cycle growth. We believe that these companies, supported by strong barriers to entry, can outgrow the broader market through the coming years. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process continues to yield a portfolio of stocks that is well-positioned to outperform.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA

Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

For the 12 months ended December 31, 2018, our portion of the portfolio’s performance was largely driven by our sector exposure. Consumer discretionary was the largest detractor, and information technology was the largest contributor.

Our largest relative contributor to performance was TripAdvisor. Its earnings reports during the year were positive, which management attributed to the stabilization of the company’s core business and lower online acquisition costs. TripAdvisor has seen accelerated growth in its non-hotel segment, and it has integrated third-party networks, such

Growth Portfolio

as delivery.com, into TripAdvisor’s website and mobile app—an integration that we believe could drive synergies over the longer term. We believe that the company, which attracts almost 500 million unique visitors to its website and app every month, is worth more than recognized at its current valuation.

Liberty Global was the largest detractor. Weaker-than-expected video subscriptions for U.S. cable companies and Comcast’s pursuit of Sky pushed investors to focus unduly on long-term trends against cable in the U.S. market, despite significant differences in how the European market operates. Compared with the U.S., average revenue per user in Europe is 50% to 80% less expensive because of lower content cost inflation. In addition, the European Commission has opened an in-depth investigation into Vodafone’s acquisition of Liberty Global’s businesses in the Czech Republic, Germany, Hungary, and Romania. Although we believe this deal will add economic value, the duration of the approval process has created short-term uncertainty and pressured the stock. We do not believe this pressure will persist, and we continue to believe that Liberty Global has an advantaged network with sustainable pricing power in an industry that continues to consolidate.

After significant positive returns in the equity market over the past several years, sporadic volatility emerged during 2018. The volatility appeared to be both technical and fundamental. Investors struggled to predict the pace of global economic activity and assess the external factors that threatened economic fundamentals, such as central bank actions and fiscal policy debates. During the fourth quarter, the equity markets reflected such uncertainty, resulting in a significant correction.

Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	49	292

Employs proprietary fundamental research and a rigorous valuation discipline in an effort to invest in high-quality, large-capitalization, sustainable-growth companies. The firm’s philosophy is based on the belief that stock prices often overreact to short-term trends and that bottom-up, intensive research focused on longer-term fundamentals can be used to identify stocks that will outperform the market over time.

Jackson Square Partners, LLC	48	286

Uses a bottom-up approach, seeking companies that have large end-market potential, dominant business models, and strong free-cash-flow generation that is attractively priced compared with the intrinsic value of the securities.

Cash Investments	3	20	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Previous market corrections over recent years tended to be relatively quick, only to reverse before reaching any material level of investor risk aversion. As 2019 begins, investors are focused on the interplay between technical and fundamental factors to determine whether the long economic and equity market recovery since the global financial crisis has ended or whether the recent sell-off will prove transitory.

Adding to investor uncertainty is President Trump’s unconventional style as a head of state and controversies surrounding his administration that may hamper significant policy change. In the short term, we are mindful of the potential macroeconomic implications of policy shifts on economic growth, higher corporate and personal incomes from lower tax rates, and other indicators. President Trump’s comments and public positioning on global trade have created more investor concerns about how a potential global trade war might affect growth. We believe it is too early to determine the long-term magnitude of such events, but we will closely monitor his tenure with a keen eye on the execution of significant policy shifts.

Regardless of policy outcomes and of oscillating investor sentiment in any given period, we remain consistent in our long-term investment philosophy. We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•     Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$917.20	$1.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	0.20%	9.78%	14.36%	$38,249
Russell 1000 Growth Index	-1.51	10.40	15.29	41,481
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

See Financial Highlights for dividend and capital gains information.

Growth Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	15.1%
Consumer Discretionary	15.4
Consumer Staples	1.8
Energy	0.2
Financials	11.6
Health Care	12.1
Industrials	6.1
Information Technology	33.9
Materials	0.5
Other	1.2
Real Estate	2.0
Utilities	0.1

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (93.8%)[1]
Communication Services (14.5%)
*	Alphabet Inc. Class C	21,105	21,856
*	TripAdvisor Inc.	220,813	11,911
*	Take-Two Interactive Software Inc.	109,011	11,222
*	Alphabet Inc. Class A	10,351	10,816
*	Liberty Global plc	431,382	8,904
*	Charter Communications Inc. Class A	19,210	5,474
*	Facebook Inc. Class A	34,618	4,538
*	Netflix Inc.	13,523	3,620
	Activision Blizzard Inc.	55,584	2,588
*	Spotify Technology SA	18,792	2,133
	Tencent Holdings Ltd. ADR	49,271	1,945
*	Liberty Global plc Class A	77,695	1,658
			86,665
Consumer Discretionary (14.8%)
*	Amazon.com Inc.	11,742	17,636
	Dollar General Corp.	111,442	12,045
	Hasbro Inc.	146,093	11,870
*	Dollar Tree Inc.	108,114	9,765
	Home Depot Inc.	45,919	7,890
*	Alibaba Group Holding Ltd. ADR	50,557	6,930
	Hilton Worldwide Holdings Inc.	57,005	4,093
*	Booking Holdings Inc.	2,269	3,908
*	O’Reilly Automotive Inc.	10,087	3,473
^,*	Under Armour Inc. Class A	145,062	2,563
	Ross Stores Inc.	27,776	2,311
*	eBay Inc.	64,975	1,824
	TJX Cos. Inc.	34,231	1,532
*	Wayfair Inc.	16,340	1,472
	NIKE Inc. Class B	17,552	1,301
			88,613
Consumer Staples (1.6%)
	Constellation Brands Inc. Class A	30,168	4,851
*	Monster Beverage Corp.	90,567	4,458
			9,309
Financials (11.0%)
	Intercontinental Exchange Inc.	195,352	14,716
	KKR & Co. Inc. Class A	629,500	12,357
	Charles Schwab Corp.	234,833	9,753
	CME Group Inc.	43,929	8,264
	Progressive Corp.	63,787	3,848
*	Markel Corp.	3,474	3,606
	Marsh & McLennan Cos. Inc.	39,568	3,155
	MSCI Inc. Class A	19,860	2,928
	S&P Global Inc.	15,052	2,558
	TD Ameritrade Holding Corp.	50,706	2,483
	MarketAxess Holdings Inc.	9,730	2,056
			65,724
Health Care (11.4%)
	UnitedHealth Group Inc.	70,548	17,575
*	IQVIA Holdings Inc.	131,651	15,294
*	Biogen Inc.	42,099	12,668
*	Illumina Inc.	29,612	8,882
*	Edwards Lifesciences Corp.	40,451	6,196
	Thermo Fisher Scientific Inc.	14,613	3,270
*	DexCom Inc.	20,114	2,410
	Danaher Corp.	14,898	1,536
*	Elanco Animal Health Inc.	10,541	332
			68,163
Industrials (5.6%)
	FedEx Corp.	49,481	7,983
	TransUnion	91,520	5,198
	Lockheed Martin Corp.	17,802	4,661
*	IHS Markit Ltd.	93,751	4,497
	Equifax Inc.	36,170	3,369
	Northrop Grumman Corp.	13,068	3,200
	AMETEK Inc.	37,706	2,553
	Fortune Brands Home & Security Inc.	30,086	1,143
	Canadian National Railway Co. (New York Shares)	10,087	748
*	CoStar Group Inc.	1,272	429
			33,781
Information Technology (32.6%)
	Microsoft Corp.	462,052	46,931
	Mastercard Inc. Class A	104,149	19,648
	Visa Inc. Class A	137,209	18,103
*	PayPal Holdings Inc.	209,197	17,591
*	Autodesk Inc.	116,445	14,976
	Applied Materials Inc.	272,494	8,921
	Apple Inc.	55,002	8,676
*	Arista Networks Inc.	37,079	7,813
*	ServiceNow Inc.	37,111	6,608
*	FleetCor Technologies Inc.	33,568	6,234
*	Adobe Inc.	26,010	5,885
*	salesforce.com Inc.	36,801	5,041
*	Workday Inc. Class A	27,595	4,406
	Global Payments Inc.	39,943	4,119
	CDW Corp.	47,965	3,888
	SS&C Technologies Holdings Inc.	85,030	3,836
^	Microchip Technology Inc.	50,222	3,612
*	Advanced Micro Devices Inc.	121,585	2,244
*	Gartner Inc.	16,304	2,084
*	2U Inc.	34,212	1,701
	Cognex Corp.	33,172	1,283
*	DocuSign Inc. Class A	25,601	1,026
	Alliance Data Systems Corp.	4,334	650
			195,276
Materials (0.4%)
	Sherwin-Williams Co.	5,585	2,197

Other (0.0%)
§,*,2	WeWork Class A PP	1,460	91

Real Estate (1.9%)
	Crown Castle International Corp.	52,436	5,696
	American Tower Corp.	34,361	5,436
			11,132
Total Common Stocks (Cost $479,418)			560,951
Preferred Stocks (1.2%)
§,*,2,3	Uber Technologies PP, 8.00%	74,490	3,237
§,*,2,3	WeWork Pfd. D1 PP	19,954	1,237
§,*,2,3	Airbnb Inc., 8.00%	9,972	1,093
§,*,2,3	WeWork Pfd. D2 PP	15,678	972
§,*,2,3	Pinterest Prf G PP, 8.00%	124,325	605
Total Preferred Stocks (Cost $3,570)			7,144
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.7%)
4,5	Vanguard Market Liquidity Fund, 2.530%	279,801	27,980

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Bank of America Securities, LLC 3.000%, 1/2/19 (Dated 12/31/18, Repurchase Value $1,400,000, collateralized by Government National Mortgage Assn. 4.000%, 11/20/48, with a value of $1,428,000)	1,400	1,400
U.S. Government and Agency Obligations (0.2%)
	United States Treasury Bill, 2.077%, 1/3/19	500	500
6	United States Treasury Bill, 2.314%, 2/28/19	450	448
			948
Total Temporary Cash Investments (Cost $30,332)			30,328
Total Investments (100.1%) (Cost $513,320)			598,423

Growth Portfolio

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	34
Receivables for Accrued Income	247
Receivables for Capital Shares Issued	717
Variation Margin Receivable—Futures Contracts	147
Other Assets[6]	756
Total Other Assets	1,901
Liabilities
Payables for Investment Securities Purchased	(57)
Payables to Investment Advisor	(174)
Collateral for Securities on Loan	(1,066)
Payables for Capital Shares Redeemed	(341)
Payables to Vanguard	(643)
Total Liabilities	(2,281)
Net Assets (100%)
Applicable to 26,210,704 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	598,043
Net Asset Value Per Share	$22.82

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	433,303
Total Distributable Earnings (Loss)	164,740
Net Assets	598,043

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,039,000.

§   Security value determined using significant unobservable inputs.

1   The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.0% and 1.9%, respectively, of net assets.

2   Restricted securities totaling $7,235,000 representing 1.2% of net assets. See Restricted Security table for additional information.

3   Perpetual security with no stated maturity date.

4   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5   Includes $1,066,000 of collateral received for securities on loan.

6   Securities with a value of $448,000 and cash of $509,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

PP—Private Placement.

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Uber Technologies PP	June 2014	1,156
WeWork Pfd. D1 PP	December 2014	332
WeWork Pfd. D2 PP	December 2014	261
WeWork Class A PP	December 2014	24
Pinterest Prf G PP	March 2015	893
Airbnb Inc.	June 2015	928

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2019	153		19,165	(845)

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends[1]	4,715
Interest[2]	611
Securities Lending—Net	3
Total Income	5,329
Expenses
Investment Advisory Fees—Note B
Basic Fee	893
Performance Adjustment	(19)
The Vanguard Group—Note C
Management and Administrative	1,446
Marketing and Distribution	79
Custodian Fees	17
Auditing Fees	35
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	2,468
Expenses Paid Indirectly	(22)
Net Expenses	2,446
Net Investment Income	2,883
Realized Net Gain (Loss)
Investment Securities Sold[2]	80,468
Futures Contracts	(1,934)
Realized Net Gain (Loss)	78,534
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(84,053)
Futures Contracts	(996)
Change in Unrealized Appreciation (Depreciation)	(85,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,632)

1   Dividends are net of foreign withholding taxes of $7,000.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $537,000, $1,000, and ($1,000). Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,883	2,113
Realized Net Gain (Loss)	78,534	29,433
Change in Unrealized Appreciation (Depreciation)	(85,049)	97,873
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,632)	129,419
Distributions
Net Investment Income	(1,913)	(2,437)
Realized Capital Gain[1]	(29,602)	(28,841)
Total Distributions	(31,515)	(31,278)
Capital Share Transactions
Issued	115,244	63,195
Issued in Lieu of Cash Distributions	31,515	31,278
Redeemed	(71,586)	(49,852)
Net Increase (Decrease) from Capital Share Transactions	75,173	44,621
Total Increase (Decrease)	40,026	142,762
Net Assets
Beginning of Period	558,017	415,255
End of Period	598,043	558,017

1   Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,387,000 and $44,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.99	$19.70	$22.58	$23.24	$20.62
Investment Operations
Net Investment Income	.113	1.094	1.115	.127	.140
Net Realized and Unrealized Gain (Loss) on Investments	.038	5.685	(.465)	1.632	2.676
Total from Investment Operations	.151	5.779	(.350)	1.759	2.816
Distributions
Dividends from Net Investment Income	(.080)	(.116)	(.126)	(.141)	(.090)
Distributions from Realized Capital Gains	(1.241)	(1.373)	(2.404)	(2.278)	(.106)
Total Distributions	(1.321)	(1.489)	(2.530)	(2.419)	(.196)
Net Asset Value, End of Period	$22.82	$23.99	$19.70	$22.58	$23.24

Total Return	0.20%	30.92%	-1.08%	7.98%	13.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$598	$558	$415	$506	$446
Ratio of Total Expenses to Average Net Assets[2]	0.39%	0.40%	0.42%	0.44%	0.43%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.43%	0.53%	0.57%	0.65%
Portfolio Turnover Rate	47%	28%	28%	38%	39%

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.03% and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Notes to Financial Statements

Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Growth Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  The investment advisory firms Wellington Management Company LLP and Jackson Square Partners, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. Until November 2018, a portion of the portfolio was managed by William Blair Investment Management, LLC. The basic fee paid to William Blair Investment Management, LLC, was subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Growth Portfolio

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $19,000 (0.00%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $34,000, representing 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2018, these arrangements reduced the portfolio’s management and administrative expenses by $21,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.00% of the portfolio’s average net assets.

E.   Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	560,860	—	91
Preferred Stocks	—	—	7,144
Temporary Cash Investments	27,980	2,348	—
Futures Contracts—Assets[1]	147	—	—
Total	588,987	2,348	7,235

1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

Growth Portfolio

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2018. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2017	76	7,413
Sales	—	(1,005)
Net Realized Gain (Loss)	—	532
Change in Unrealized Appreciation (Depreciation)	15	204
Balance as of December 31, 2018	91	7,144

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018, was $219,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2018:

	Fair Value
	at 12/31/2018			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	91	Target Event[1]	Weighted Average Price/	50% at $60.54
			Weighted IPO Probability	50% at $63.48
Preferred Stocks	3,237	Last Bid Price[2]	Average Secondary	$43.45
			Market Bids
	2,209	Target Event[1]	Weighted Average Price/	50% at $60.54
			Weighted IPO Probability	50% at $63.48
	1,093	Comparable	Enterprise Value/Forward	5.5x-6.5x
		Companies	Revenue Multiple
		Approach[3]	Liquidity Discount	10%
			Weighted IPO Probability	40%/60%
	605	Comparable	Enterprise Value/Forward	4.6x
		Companies	Revenue Multiple
		Approach	Liquidity Discount	10%
			IPO/M&A Probability	75%/25%

1   During the period ended December 31, 2018, the valuation technique was changed from Recent Market Transaction to Target Event. This was considered to be a more relevant measure of fair value for this investment.

2 During the period ended December 31, 2018, the valuation technique was changed from Target Event to Last Bid Price. This was considered to be a more relevant measure of fair value for this investment.

3 During the period ended December 31, 2018, the valuation technique was changed from Recent Market Transaction to Comparable Companies Approach. This was considered to be a more relevant measure of fair value for this investment.

F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,682
Undistributed Long-Term Gains	77,555
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	85,077

Growth Portfolio

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	513,346
Gross Unrealized Appreciation	128,294
Gross Unrealized Depreciation	(43,217)
Net Unrealized Appreciation (Depreciation)	85,077

G. During the year ended December 31, 2018, the portfolio purchased $319,896,000 of investment securities and sold $281,157,000 of investment securities, other than temporary cash investments.

H.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	4,586	2,923
Issued in Lieu of Cash Distributions	1,273	1,576
Redeemed	(2,913)	(2,308)
Net Increase (Decrease) in Shares Outstanding	2,946	2,191

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 77% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I.   Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $26,215,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

High Yield Bond Portfolio

Advisor’s Report

The investment environment

For the 12 months ended December 31, 2018, the High Yield Bond Portfolio returned –2.73%, compared with the benchmark return of –1.71%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

High-yield markets were hurt by both increasing interest rates and widening credit spreads amid a backdrop of geopolitical uncertainty in Europe and elevated tensions between the U.S. and its trading partners, China in particular. Global monetary policy continued along a less accommodative path during the period. The Federal Reserve raised rates four times and projected additional hikes, but set expectations late in the period that the pace of tightening may slow. The 10-year U.S. Treasury yield increased to 2.68% by the end of December 2018 from 2.41% at the end of December 2017.

Trade war concerns initially lifted inflation expectations; the prospect of fewer Fed rate hikes in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period, but they still finished higher for the year. This dynamic weighed on bond prices because bond yields and prices generally move in opposite directions.

A lack of progress on key political issues in Europe and a sharp decline in energy prices led corporate credit spreads to widen during the fourth quarter, further pressuring bond prices. The spread of the high-yield market widened to 526 basis points over Treasuries as of December 31, 2018, compared with 343 basis points at the end of 2017. (A basis point is one-hundredth of a percentage point.) The average price of high-yield bonds decreased $8 to $93 per $100 of par or face value.

During the period, there was some dispersion in performance by credit quality. The high-yield market generally punished relatively lower-credit-quality bonds amid the spike in market volatility late in the year. Lower-rated CCC bonds performed worst, returning –3.84%, according to Bloomberg Barclays High Yield Index data. Higher-rated BB bonds returned –2.41% and B-rated bonds returned –1.31%.

We remain positive on high-yield bonds given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect GDP growth to slow in 2019, as the impact of fiscal stimulus fades, but we remain positive. Valuations appear attractive following recent spread widening, given the strong economy and solid company fundamentals. The technical backdrop remains balanced despite some fund outflows—new-issue supply declined in 2018 to its lowest level since 2009 and net new issuance (after accounting for maturities) was negative.

While geopolitical events and tighter-than-expected central bank monetary policy are risks, we believe spreads offer ample cushion given our expectation for a benign default environment over the next year. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended November 2018 at 2.3%, below the long-term average of 4.2%. Although bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

Global political uncertainty and elevated trade tensions may contribute to additional bouts of market volatility. However, most of the high-yield companies within our opportunity set operate in domestically focused industries. Because we remain positive on U.S. conditions, we continue to favor issuers expected to benefit from a growing domestic economy.

One key risk to our outlook remains the ability of global financial markets to cope both with future central bank rate hikes and the uncharted territory of quantitative tightening. For now, we are encouraged that recent Fed rhetoric appears more dovish, but we remain cognizant of the difficulty of engineering a soft landing.

The portfolio’s shortfalls

Positioning and security selection within the oil and gas and metal and mining sectors detracted from relative returns. An underweight to government securities also hurt relative performance.

The portfolio’s successes

The portfolio benefited from positioning and positive credit selection within the energy sector, as well as from an overweight to the health care sector.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

January 15, 2019

High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•    Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$983.03	$1.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1   The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	-2.73%	3.56%	8.99%	$23,642
High-Yield Corporate Composite Index[1]	-1.71	3.66	9.50	24,791
Bloomberg Barclays U.S. Corporate High Yield Index	-2.08	3.83	11.12	28,712

1   Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

See Financial Highlights for dividend and capital gains information.

High Yield Bond Portfolio

Sector Diversification

As of December 31, 2018

Basic Industry	7.6%
Capital Goods	10.9
Communication	21.1
Consumer Cyclical	12.0
Consumer Non-Cyclical	12.8
Energy	12.5
Finance	11.1
Technology	7.1
Transportation	0.4
Treasury/Agency	0.3
Utilities	1.6
Other	2.6

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

High Yield Bond Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Corporate Bonds (91.0%)
Finance (11.0%)
	Banking (3.7%)
	Ally Financial Inc.	4.625%	5/19/22	105	103
	Ally Financial Inc.	5.125%	9/30/24	1,480	1,465
	Ally Financial Inc.	4.625%	3/30/25	840	813
	Ally Financial Inc.	5.750%	11/20/25	3,415	3,398
	Ally Financial Inc.	8.000%	11/1/31	215	238
1	Banco Bilbao Vizcaya Argentaria SA	6.125%	2/16/66	4,000	3,340
1,2	BNP Paribas SA	6.750%	3/14/66	1,805	1,770
1	Credit Suisse AG	6.250%	12/31/50	5,280	5,015
1	ING Groep NV	6.875%	4/16/66	2,400	2,387
3	Intesa Sanpaolo SPA	5.710%	1/15/26	2,105	1,916
	Royal Bank of Scotland Group plc	6.125%	12/15/22	1,635	1,664
1	UBS Group AG	6.875%	3/22/66	3,700	3,700

	Brokerage (0.3%)
2,4	Brookfield WEC Holdings Inc. Bank Loan	6.272%	8/1/25	2,010	1,940

	Finance Companies (4.3%)
1,3	AerCap Global Aviation Trust	6.500%	6/15/45	3,950	3,792
	Aircastle Ltd.	5.000%	4/1/23	715	712
	Aircastle Ltd.	4.125%	5/1/24	1,860	1,746
	CIT Group Inc.	5.000%	8/15/22	1,205	1,188
	CIT Group Inc.	5.000%	8/1/23	155	152
	CIT Group Inc.	4.750%	2/16/24	115	111
3	Freedom Mortgage Corp.	8.250%	4/15/25	740	633
	Navient Corp.	7.250%	1/25/22	615	594
	Navient Corp.	6.500%	6/15/22	4,150	3,870
	Navient Corp.	5.500%	1/25/23	2,625	2,303
	Navient Corp.	7.250%	9/25/23	590	541
	Navient Corp.	6.750%	6/25/25	5,180	4,377
	Navient Corp.	6.750%	6/15/26	730	606
	Navient Corp.	5.625%	8/1/33	1,052	700
	Springleaf Finance Corp.	5.250%	12/15/19	210	210
	Springleaf Finance Corp.	8.250%	12/15/20	1,265	1,311
	Springleaf Finance Corp.	7.750%	10/1/21	1,965	1,977
	Springleaf Finance Corp.	6.125%	5/15/22	385	374
	Springleaf Finance Corp.	8.250%	10/1/23	515	532
	Springleaf Finance Corp.	6.875%	3/15/25	715	639
	Springleaf Finance Corp.	7.125%	3/15/26	4,440	3,957

	Insurance (2.1%)
1	Aegon NV	5.500%	4/11/48	2,220	2,026
2,4	Asurion LLC. Bank Loan	5.522%	11/3/24	3,094	2,948
	Genworth Holdings Inc.	7.700%	6/15/20	130	131
	Genworth Holdings Inc.	7.200%	2/15/21	830	816
	Genworth Holdings Inc.	7.625%	9/24/21	760	743
	Genworth Holdings Inc.	4.900%	8/15/23	1,475	1,232
	Genworth Holdings Inc.	4.800%	2/15/24	475	380
3	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,669
	MGIC Investment Corp.	5.750%	8/15/23	725	721
	Radian Group Inc.	4.500%	10/1/24	2,115	1,919
1	Voya Financial Inc.	5.650%	5/15/53	2,725	2,551

	Other Finance (0.4%)
	CNO Financial Group Inc.	5.250%	5/30/25	1,785	1,714
2,4	Trans Union LLC Bank Loan	4.522%	6/19/25	1,134	1,089

	Real Estate Investment Trusts (0.2%)
	Felcor Lodging LP	6.000%	6/1/25	1,400	1,431
					77,444
Industrial (78.7%)
	Basic Industry (7.0%)
	AK Steel Corp.	7.625%	10/1/21	355	320
	AK Steel Corp.	7.500%	7/15/23	2,395	2,377
	AK Steel Corp.	6.375%	10/15/25	988	756
	AK Steel Corp.	7.000%	3/15/27	2,720	2,094
3	Alcoa Nederland Holding BV	6.750%	9/30/24	410	420
3	Alliance Resource Operating Partners
	LP / Alliance Resource Finance Corp.	7.500%	5/1/25	2,823	2,834
	Chemours Co.	6.625%	5/15/23	1,327	1,340
	Chemours Co.	7.000%	5/15/25	3,115	3,142
	Chemours Co.	5.375%	5/15/27	930	837
3	Commercial Metals Co.	5.750%	4/15/26	1,414	1,315
	Commercial Metals Co.	5.375%	7/15/27	565	506
3	Constellium NV	5.750%	5/15/24	1,085	1,001
3	Constellium NV	6.625%	3/1/25	2,485	2,323
3,5	Constellium NV	4.250%	2/15/26	120	124
3	Constellium NV	5.875%	2/15/26	260	234
3,5	CTC BondCo GmbH	5.250%	12/15/25	425	463
3	First Quantum Minerals Ltd.	7.000%	2/15/21	1,820	1,747
3	First Quantum Minerals Ltd.	7.250%	5/15/22	1,580	1,465
3	First Quantum Minerals Ltd.	6.500%	3/1/24	710	589
3	First Quantum Minerals Ltd.	6.875%	3/1/26	585	469
3	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	635	603
3	FMG Resources August 2006 Pty Ltd.	5.125%	3/15/23	1,980	1,864
3	FMG Resources August 2006 Pty Ltd.	5.125%	5/15/24	610	566
	Graphic Packaging International Inc.	4.125%	8/15/24	1,065	1,001
3	New Gold Inc.	6.250%	11/15/22	1,149	965
3	New Gold Inc.	6.375%	5/15/25	1,510	1,148
3	Novelis Corp.	6.250%	8/15/24	1,580	1,489
3	Novelis Corp.	5.875%	9/30/26	2,635	2,312
	Olin Corp.	5.125%	9/15/27	1,775	1,633
	Olin Corp.	5.000%	2/1/30	325	283
2,4	Starfruit Finco BV Bank Loan	5.599%	10/1/25	553	517
2,4	Starfruit Finco BV Bank Loan	5.599%	10/1/25	107	100
3,5	Starfruit Finco BV / Starfruit US Holdco
	LLC	6.500%	10/1/26	260	273
3	Starfruit US Holdco LLC / Starfruit
	Finco BV	8.000%	10/1/26	2,150	2,021
	Steel Dynamics Inc.	5.125%	10/1/21	1,020	1,020
	Steel Dynamics Inc.	5.500%	10/1/24	1,275	1,265
	Steel Dynamics Inc.	4.125%	9/15/25	70	65
	Steel Dynamics Inc.	5.000%	12/15/26	270	256
3	Teck Resources Ltd.	8.500%	6/1/24	1,395	1,510
	Teck Resources Ltd.	6.125%	10/1/35	235	226
	Teck Resources Ltd.	6.000%	8/15/40	200	186
	Teck Resources Ltd.	6.250%	7/15/41	645	610
	Teck Resources Ltd.	5.200%	3/1/42	150	126
	Teck Resources Ltd.	5.400%	2/1/43	1,450	1,262
3	Tronox Finance plc	5.750%	10/1/25	275	223
3	Tronox Inc.	6.500%	4/15/26	2,725	2,269
	United States Steel Corp.	6.650%	6/1/37	460	350
3	Versum Materials Inc.	5.500%	9/30/24	640	634

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital Goods (10.2%)
3	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	1,840	1,748
3	ARD Finance SA	7.125%	9/15/23	1,140	1,032
	ARD Finance SA	7.125%	9/15/23	655	593
3	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	7.250%	5/15/24	1,765	1,754
3	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	6.000%	2/15/25	3,365	3,100
3,6	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	160	184
3	Ashtead Capital Inc.	4.125%	8/15/25	1,325	1,209
3	Ashtead Capital Inc.	5.250%	8/1/26	545	526
3	Ashtead Capital Inc.	4.375%	8/15/27	1,545	1,390
	Ball Corp.	4.875%	3/15/26	2,815	2,741
3	Beacon Escrow Corp.	4.875%	11/1/25	2,285	1,994
3	Berry Global Inc.	4.500%	2/15/26	1,360	1,251
3	Bombardier Inc.	7.750%	3/15/20	2,350	2,382
3	Bombardier Inc.	5.750%	3/15/22	675	635
3	Bombardier Inc.	6.125%	1/15/23	2,698	2,529
3	Bombardier Inc.	7.500%	12/1/24	460	434
3	Bombardier Inc.	7.500%	3/15/25	1,412	1,331
3	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	160	141
3	Cemex SAB de CV	6.125%	5/5/25	3,580	3,490
3	Cemex SAB de CV	7.750%	4/16/26	735	774
	Clean Harbors Inc.	5.125%	6/1/21	2,033	2,018
3	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	710	672
3,5	Crown European Holdings SA	2.875%	2/1/26	1,555	1,706
3	Flex Acquisition Co. Inc.	6.875%	1/15/25	4,000	3,560
3	Jeld-Wen Inc.	4.625%	12/15/25	345	304
3	Jeld-Wen Inc.	4.875%	12/15/27	350	301
3	LANXESS AG	6.000%	4/1/24	290	288
	Lennar Corp.	4.750%	11/29/27	1,285	1,166
3,5	Loxam SAS	4.250%	4/15/24	190	219
3,5	Loxam SAS	6.000%	4/15/25	185	213
3	OI European Group BV	4.000%	3/15/23	660	617
3	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	895	897
3	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	355	351
	PulteGroup Inc.	5.500%	3/1/26	1,730	1,669
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	955	952
3	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	2,240	2,106
3	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	7.000%	7/15/24	440	417
3	Standard Industries Inc.	5.500%	2/15/23	295	289
3	Standard Industries Inc.	5.375%	11/15/24	1,385	1,304
3	Standard Industries Inc.	6.000%	10/15/25	4,295	4,086
3	Standard Industries Inc.	5.000%	2/15/27	495	435
3	Standard Industries Inc.	4.750%	1/15/28	1,025	855
	TransDigm Inc.	6.500%	7/15/24	2,330	2,263
	TransDigm Inc.	6.500%	5/15/25	2,635	2,520
	TransDigm Inc.	6.375%	6/15/26	1,250	1,164
	United Rentals North America Inc.	5.750%	11/15/24	600	578
	United Rentals North America Inc.	5.500%	7/15/25	1,025	963
	United Rentals North America Inc.	4.625%	10/15/25	1,665	1,494
	United Rentals North America Inc.	5.875%	9/15/26	1,955	1,857
	United Rentals North America Inc.	6.500%	12/15/26	1,590	1,566
	United Rentals North America Inc.	5.500%	5/15/27	2,125	1,971
	United Rentals North America Inc.	4.875%	1/15/28	2,095	1,838
3	USG Corp.	5.500%	3/1/25	263	264
3	USG Corp.	4.875%	6/1/27	1,430	1,439

	Communication (19.1%)
3	Altice Financing SA	6.625%	2/15/23	1,875	1,798
3	Altice France SA	6.250%	5/15/24	1,930	1,800
3	Altice France SA	7.375%	5/1/26	1,150	1,055
3	Altice Luxembourg SA	7.750%	5/15/22	1,850	1,686
3	Altice Luxembourg SA	7.625%	2/15/25	1,200	900
	Belo Corp.	7.750%	6/1/27	920	971
	Belo Corp.	7.250%	9/15/27	667	687
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	250	250
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	365	363
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	400	390
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	2,990	2,915
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	1,150	1,144
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	450	447
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	2,516	2,412
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	1,450	1,421
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	1,386	1,334
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	445	434
	CenturyLink Inc.	5.800%	3/15/22	128	123
	CenturyLink Inc.	6.750%	12/1/23	325	313
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	1,191	1,226
2,4	Crown Finance US Inc. Bank Loan	5.022%	2/22/25	3,662	3,465
	CSC Holdings LLC	6.750%	11/15/21	1,735	1,787
3	CSC Holdings LLC	5.125%	12/15/21	1,935	1,891
3	CSC Holdings LLC	5.500%	5/15/26	2,500	2,366
3	CSC Holdings LLC	5.500%	4/15/27	2,610	2,440
	DISH DBS Corp.	6.750%	6/1/21	4,530	4,473
	DISH DBS Corp.	5.875%	7/15/22	3,746	3,446
	DISH DBS Corp.	5.000%	3/15/23	1,384	1,156
	DISH DBS Corp.	5.875%	11/15/24	2,405	1,936
	DISH DBS Corp.	7.750%	7/1/26	3,610	2,987
	Embarq Corp.	7.995%	6/1/36	720	648
	Gannett Co. Inc.	6.375%	10/15/23	1,140	1,141
3	Gray Escrow Inc.	7.000%	5/15/27	415	404
3	Gray Television Inc.	5.125%	10/15/24	1,721	1,592
3	Gray Television Inc.	5.875%	7/15/26	1,170	1,094
	Level 3 Financing Inc.	5.375%	8/15/22	2,515	2,465
	Level 3 Financing Inc.	5.625%	2/1/23	870	857
	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,084
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,465
	Liberty Interactive LLC	8.250%	2/1/30	3,945	3,886
	Nokia Oyj	4.375%	6/12/27	1,555	1,435
	Quebecor Media Inc.	5.750%	1/15/23	2,635	2,648
	Qwest Corp.	6.875%	9/15/33	481	430
3	Sinclair Television Group Inc.	5.625%	8/1/24	200	188
3	Sinclair Television Group Inc.	5.875%	3/15/26	2,740	2,562
3	Sinclair Television Group Inc.	5.125%	2/15/27	1,975	1,750
	Sprint Capital Corp.	6.875%	11/15/28	4,430	4,175
	Sprint Capital Corp.	8.750%	3/15/32	2,170	2,289
3	Sprint Communications Inc.	7.000%	3/1/20	2,285	2,336
	Sprint Communications Inc.	6.000%	11/15/22	755	739
	Sprint Corp.	7.875%	9/15/23	8,559	8,784
	Sprint Corp.	7.125%	6/15/24	2,101	2,083
	Sprint Corp.	7.625%	2/15/25	1,625	1,637
	T-Mobile USA Inc.	5.375%	4/15/27	3,155	3,037
3	TEGNA Inc.	5.500%	9/15/24	305	296
	Telecom Italia Capital SA	6.375%	11/15/33	381	342
	Telecom Italia Capital SA	6.000%	9/30/34	1,005	873
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,256
3	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	3,600	3,247
	Time Warner Cable LLC	5.875%	11/15/40	60	56
	Time Warner Cable LLC	5.500%	9/1/41	1,223	1,113

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Univision Communications Inc.	5.125%	5/15/23	550	494
3	Univision Communications Inc.	5.125%	2/15/25	5,740	5,023
3	UPCB Finance IV Ltd.	5.375%	1/15/25	1,400	1,311
1	Viacom Inc.	5.875%	2/28/57	2,560	2,330
1	Viacom Inc.	6.250%	2/28/57	944	852
	Videotron Ltd.	5.000%	7/15/22	3,763	3,763
3	Videotron Ltd.	5.375%	6/15/24	260	259
3	Virgin Media Finance plc	6.000%	10/15/24	1,145	1,101
3	Virgin Media Secured Finance plc	5.500%	1/15/25	1,210	1,201
3	Virgin Media Secured Finance plc	5.250%	1/15/26	2,917	2,665
3	Virgin Media Secured Finance plc	5.500%	8/15/26	355	327
3	VTR Finance BV	6.875%	1/15/24	2,521	2,486
3	WMG Acquisition Corp.	5.000%	8/1/23	740	723
3	WMG Acquisition Corp.	4.875%	11/1/24	1,105	1,058
3	WMG Acquisition Corp.	5.500%	4/15/26	2,651	2,532
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,141
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,674	1,557
3	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	445	396

	Consumer Cyclical (10.3%)
3	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	2,097	1,921
3	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	2,795	2,543
3	Adient Global Holdings Ltd.	4.875%	8/15/26	4,720	3,617
3	APX Group Inc.	8.875%	12/1/22	4,155	3,989
2,4	Bass Pro Group, LLC Bank Loan	7.522%	12/15/23	1,911	1,825
	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	775	732
	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.	5.375%	6/1/24	835	816
3	CRC Escrow Issuer LLC / CRC Finco Inc.	5.250%	10/15/25	5,179	4,519
	Dana Holding Corp.	5.500%	12/15/24	1,055	982
3	Delta Merger Sub Inc.	6.000%	9/15/26	1,645	1,555
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	105	104
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	2,630	2,656
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	1,810	1,778
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	1,630	1,595
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	2,009	1,803
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	3,278	2,893
3	GW Honos Security Corp.	8.750%	5/15/25	1,385	1,260
3	Hanesbrands Inc.	4.625%	5/15/24	730	681
3	Hanesbrands Inc.	4.875%	5/15/26	735	662
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	1,770	1,673
3	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	2,685	2,571
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.625%	4/1/25	3,025	2,866
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875%	4/1/27	2,400	2,250
	KB Home	4.750%	5/15/19	830	828
	KB Home	7.000%	12/15/21	230	234
	KB Home	7.500%	9/15/22	215	221
	KB Home	7.625%	5/15/23	1,300	1,310
3	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.000%	6/1/24	815	787
3	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.250%	6/1/26	872	844
3	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	4.750%	6/1/27	935	870
	L Brands Inc.	6.694%	1/15/27	1,287	1,207
	L Brands Inc.	5.250%	2/1/28	1,301	1,112
	Lennar Corp.	4.125%	1/15/22	1,015	974
	Lennar Corp.	4.875%	12/15/23	625	602
	Lennar Corp.	4.500%	4/30/24	3,015	2,842
	Lennar Corp.	5.875%	11/15/24	140	140
	Lennar Corp.	5.250%	6/1/26	270	257
	Lennar Corp.	5.000%	6/15/27	1,245	1,142
3,5	LHMC Finco Sarl	6.250%	12/20/23	1,310	1,516
3	LHMC Finco Sarl	7.875%	12/20/23	1,720	1,707
	Meritage Homes Corp.	5.125%	6/6/27	505	429
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,256
3	PetSmart Inc.	5.875%	6/1/25	1,500	1,091
	PulteGroup Inc.	5.000%	1/15/27	130	118
	Service Corp. International	8.000%	11/15/21	1,225	1,299
	Service Corp. International	5.375%	1/15/22	905	905
	Service Corp. International	4.625%	12/15/27	205	192
3	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	450	407
3	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	450	398
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	277
	Toll Brothers Finance Corp.	4.875%	3/15/27	1,955	1,774
	William Lyon Homes Inc.	7.000%	8/15/22	450	448
	William Lyon Homes Inc.	5.875%	1/31/25	1,415	1,206
3	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	565	528
3	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	507	447

	Consumer Noncyclical (12.2%)
	Aramark Services Inc.	5.125%	1/15/24	975	962
3	Aramark Services Inc.	5.000%	4/1/25	1,400	1,365
	Aramark Services Inc.	4.750%	6/1/26	580	542
3	Aramark Services Inc.	5.000%	2/1/28	1,465	1,362
3	Bausch Health Cos. Inc.	5.500%	11/1/25	1,685	1,571
3	Catalent Pharma Solutions Inc.	4.875%	1/15/26	427	402
3	Change Healthcare Holdings LLC / Change Healthcare Finance Inc.	5.750%	3/1/25	2,000	1,870
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	487
	CHS/Community Health Systems Inc.	6.875%	2/1/22	3,754	1,689
	CHS/Community Health Systems Inc.	6.250%	3/31/23	3,450	3,127
3	CHS/Community Health Systems Inc.	8.125%	6/30/24	1,428	1,021
3	Coty Inc.	6.500%	4/15/26	120	103
3,5	Darling Global Finance BV	3.625%	5/15/26	395	448
3,5	Diamond BC BV	5.625%	8/15/25	3,235	3,139
3	Endo Dac / Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	2,845	2,041
3	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	2,985	2,269
3,5	Energizer Gamma Acquisition BV	4.625%	7/15/26	1,350	1,440
3	Energizer Gamma Acquisition Inc.	6.375%	7/15/26	1,105	1,014
	HCA Inc.	6.250%	2/15/21	870	890
	HCA Inc.	5.875%	3/15/22	1,850	1,901
	HCA Inc.	4.750%	5/1/23	2,100	2,068
	HCA Inc.	5.875%	5/1/23	1,000	1,013
	HCA Inc.	5.375%	2/1/25	1,955	1,906
	HCA Inc.	5.250%	4/15/25	1,500	1,492
	HCA Inc.	7.690%	6/15/25	130	138
	HCA Inc.	5.875%	2/15/26	1,900	1,890
	HCA Inc.	5.250%	6/15/26	975	965
3	Hologic Inc.	4.625%	2/1/28	570	516
3	inVentiv Group Holdings Inc./inVentiv Health Inc./inVentiv Health Clinical Inc.	7.500%	10/1/24	438	456
3	Kinetic Concepts Inc. / KCI USA Inc.	7.875%	2/15/21	1,570	1,586
2,4	Lands’ End, Inc. Bank Loan	5.772%	3/12/21	2,873	2,713
3	MEDNAX Inc.	5.250%	12/1/23	155	152
3	MPH Acquisition Holdings LLC	7.125%	6/1/24	1,590	1,483
3	Polaris Intermediate Corp.	8.500%	12/1/22	2,565	2,341
3	Post Holdings Inc.	5.500%	3/1/25	1,545	1,479
3	Post Holdings Inc.	5.000%	8/15/26	4,100	3,731
3	Post Holdings Inc.	5.750%	3/1/27	970	908
3	Post Holdings Inc.	5.625%	1/15/28	2,720	2,509
3	Quintiles IMS Inc.	5.000%	10/15/26	1,330	1,270
3	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	731
	Revlon Consumer Products Corp.	5.750%	2/15/21	570	416
	Revlon Consumer Products Corp.	6.250%	8/1/24	2,130	1,086
2,4	Revlon Consumer Products Corp. Bank Loan	6.207%	9/7/23	597	420
2,4	Revlon Consumer Products Corp. Bank Loan	6.207%	9/7/23	176	124

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,4	Revlon Consumer Products Corp. Bank Loan	8.000%	9/7/23	2	1
3	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,915	1,829
3	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	725	671
	Tenet Healthcare Corp.	4.750%	6/1/20	835	831
	Tenet Healthcare Corp.	4.500%	4/1/21	932	904
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,423
	Tenet Healthcare Corp.	4.625%	7/15/24	279	260
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	2,120	1,641
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	2,165	2,097
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	300	200
3	TreeHouse Foods Inc.	6.000%	2/15/24	1,800	1,784
3	Valeant Pharmaceuticals International Inc.	9.250%	4/1/26	520	519
3	Valeant Pharmaceuticals International Inc.	6.500%	3/15/22	620	625
3	Valeant Pharmaceuticals International Inc.	7.000%	3/15/24	1,090	1,104
3	Valeant Pharmaceuticals International Inc.	9.000%	12/15/25	815	813
3	Valeant Pharmaceuticals International Inc.	8.500%	1/31/27	1,600	1,548
3	VRX Escrow Corp.	6.125%	4/15/25	5,700	4,945
3	West Street Merger Sub Inc.	6.375%	9/1/25	4,050	3,604

	Energy (11.6%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	1,395	1,311
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	1,765	1,589
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	620	564
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	1,745	1,560
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	1,510	1,544
	Antero Resources Corp.	5.125%	12/1/22	1,445	1,358
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	1,233	1,159
	Chesapeake Energy Corp.	7.500%	10/1/26	975	829
	Chesapeake Energy Corp.	8.000%	6/15/27	3,125	2,656
3	DCP Midstream LLC	5.350%	3/15/20	335	336
	DCP Midstream Operating LP	2.700%	4/1/19	600	594
3	DCP Midstream Operating LP	4.750%	9/30/21	597	591
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,422
	DCP Midstream Operating LP	3.875%	3/15/23	801	753
	DCP Midstream Operating LP	5.600%	4/1/44	875	739
	Diamondback Energy Inc.	4.750%	11/1/24	175	169
	Diamondback Energy Inc.	5.375%	5/31/25	1,130	1,113
	Energy Transfer Equity LP	7.500%	10/15/20	2,160	2,257
	Energy Transfer Equity LP	5.875%	1/15/24	1,656	1,689
	Energy Transfer LP	5.500%	6/1/27	3,592	3,502
	Energy Transfer LP	4.250%	3/15/23	2,430	2,327
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,560	2,118
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	474	386
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	769	623
	Laredo Petroleum Inc.	5.625%	1/15/22	2,107	1,907
	Laredo Petroleum Inc.	6.250%	3/15/23	2,158	1,931
	Matador Resources Co.	5.875%	9/15/26	3,315	3,050
3	MEG Energy Corp.	6.375%	1/30/23	850	808
3	MEG Energy Corp.	7.000%	3/31/24	1,439	1,367
3	MEG Energy Corp.	6.500%	1/15/25	2,850	2,886
3	NGPL PipeCo LLC	4.375%	8/15/22	400	391
3	NGPL PipeCo LLC	4.875%	8/15/27	475	451
3	Noble Holding International Ltd.	7.875%	2/1/26	460	394
3	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	1,344	1,243
3	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	190	174
	QEP Resources Inc.	6.800%	3/1/20	220	221
	QEP Resources Inc.	5.375%	10/1/22	1,270	1,168
	QEP Resources Inc.	5.250%	5/1/23	1,262	1,117
3	Rockies Express Pipeline LLC	7.500%	7/15/38	1,134	1,236
3	Rockies Express Pipeline LLC	6.875%	4/15/40	420	437
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,255	1,324
	SESI LLC	7.125%	12/15/21	990	837
	SESI LLC	7.750%	9/15/24	1,045	828
	SM Energy Co.	6.125%	11/15/22	935	884
	SM Energy Co.	5.000%	1/15/24	1,994	1,725
	SM Energy Co.	5.625%	6/1/25	1,651	1,428
	SM Energy Co.	6.750%	9/15/26	720	644
	SM Energy Co.	6.625%	1/15/27	500	445
3	Southern Star Central Corp.	5.125%	7/15/22	480	461
	Southwestern Energy Co.	6.200%	1/23/25	2,693	2,424
	Southwestern Energy Co.	7.750%	10/1/27	591	564
	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	1,029	972
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	490	464
3	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	4.750%	10/1/23	1,280	1,254
3	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	1/15/28	1,845	1,790
1,3	Transocean Guardian Ltd.	5.875%	1/15/24	1,767	1,692
1,3	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	816	812
1,3	Transocean Pontus Ltd.	6.125%	8/1/25	1,346	1,299
1,3	Transocean Proteus Ltd.	6.250%	12/1/24	772	749
3	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	1,915	1,494
	Weatherford International Ltd.	7.000%	3/15/38	517	266
	Weatherford International Ltd.	6.750%	9/15/40	1,918	988
	Weatherford International Ltd.	5.950%	4/15/42	1,970	995
	Whiting Petroleum Corp.	6.625%	1/15/26	3,281	2,805
	WPX Energy Inc.	6.000%	1/15/22	732	710
	WPX Energy Inc.	5.250%	9/15/24	3,734	3,379
	WPX Energy Inc.	5.750%	6/1/26	370	335

	Other Industrial (0.6%)
3	Brand Energy & Infrastructure Services Inc.	8.500%	7/15/25	3,222	2,730
2,4	HD Supply Waterworks Ltd. Bank Loan	5.707%	8/1/24	142	137
2,4	HD Supply Waterworks Ltd. Bank Loan	5.738%	8/1/24	126	121
3	KAR Auction Services Inc.	5.125%	6/1/25	1,295	1,169

	Technology (7.3%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	1,355	1,375
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,612	2,547
	CDK Global Inc.	5.875%	6/15/26	615	615
	CDK Global Inc.	4.875%	6/1/27	585	543
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	985	968
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	185	183
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	910	874
	Equinix Inc.	5.375%	4/1/23	520	517
5	Equinix Inc.	2.875%	2/1/26	3,115	3,377
	Equinix Inc.	5.375%	5/15/27	1,350	1,323
3	First Data Corp.	5.375%	8/15/23	2,265	2,225
3	First Data Corp.	5.000%	1/15/24	1,500	1,440
3	First Data Corp.	5.750%	1/15/24	4,651	4,535
2,4	First Data Corp. Bank Loan	4.504%	7/8/22	395	378
4,7	Grizzly Acquisitions Inc. Bank Loan	5.646%	10/1/25	743	726
	Infor US Inc.	6.500%	5/15/22	3,060	2,945
	Iron Mountain Inc.	5.750%	8/15/24	1,032	982
3	Iron Mountain Inc.	4.875%	9/15/27	1,245	1,086
4,7	Messer Industries Bank Loan	0.000%	10/1/25	745	710
2,4	Microchip Technology Inc. Bank Loan	4.530%	5/24/25	1,008	954
3	MSCI Inc.	5.250%	11/15/24	395	395
3	MSCI Inc.	5.750%	8/15/25	1,560	1,568

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	MSCI Inc.	4.750%	8/1/26	210	199
	NCR Corp.	4.625%	2/15/21	1,555	1,516
	Nokia Oyj	6.625%	5/15/39	3,550	3,603
3	Open Text Corp.	5.625%	1/15/23	1,070	1,070
3	Open Text Corp.	5.875%	6/1/26	1,345	1,318
	Pitney Bowes Inc.	4.950%	4/1/23	2,060	1,818
3	Sensata Technologies BV	5.625%	11/1/24	575	570
3	Sensata Technologies BV	5.000%	10/1/25	1,625	1,538
3	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	1,520	1,528
2,4	SS&C Technologies Holdings Inc. Bank Loan	4.772%	4/16/25	681	644
2,4	SS&C Technologies Holdings Inc. Bank Loan	4.772%	4/16/25	1,796	1,695
2,4	SS&C Technologies Holdings Inc. Bank Loan	4.772%	4/16/25	683	644
3	Symantec Corp.	5.000%	4/15/25	2,380	2,223
3,6	Vantiv LLC / Vanity Issuer Corp.	3.875%	11/15/25	1,355	1,614
3	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	1,275	1,160

	Transportation (0.4%)
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	2,028	1,962
3	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	715	683
					553,700
Utilities (1.3%)
	Electric (1.3%)
	AES Corp.	4.500%	3/15/23	1,385	1,350
	AES Corp.	4.875%	5/15/23	600	587
	AES Corp.	5.500%	4/15/25	150	149
	AES Corp.	6.000%	5/15/26	30	30
	AES Corp.	5.125%	9/1/27	2,115	2,036
3	NextEra Energy Operating Partners LP	4.250%	9/15/24	645	597
3	NextEra Energy Operating Partners LP	4.500%	9/15/27	700	623
	NRG Energy Inc.	6.250%	5/1/24	2,456	2,493
	NRG Energy Inc.	7.250%	5/15/26	1,310	1,367
					9,232
Total Corporate Bonds (Cost $689,574)					640,376
Sovereign Bonds (0.2%)
3	DAE Funding LLC	4.500%	8/1/22	825	788
3	DAE Funding LLC	5.000%	8/1/24	850	820
Total Sovereign Bonds (Cost $1,675)					1,608

				Shares
Common Stocks (0.2%)
Utilities (0.2%)
*,8	Homer City Generation LP (Cost $1,287)			62,633	1,287
Temporary Cash Investment (7.3%)
Repurchase Agreement (7.3%)
	Bank of America Securities, LLC (Dated 12/31/18, Repurchase Value $51,609,000, collateralized by Government National Mortgage Assn., 4.500%, 12/20/48, with a value of $52,632,000) (Cost $51,600)	3.000%	1/2/19	51,600	51,600
Total Investments (98.7%) (Cost $744,136)					694,871

					Amount
					($000)
Other Assets and Liabilities (1.3%)
Other Assets
Investment in Vanguard					38
Receivables for Investment Securities Sold					50
Receivables for Accrued Income					10,669
Receivables for Capital Shares Issued					578
Variation Margin Receivable—CC Swap Contracts					18
Unrealized Appreciation—Forward Currency Contracts					38
Other Assets[9]					1,119
Total Other Assets					12,510
Liabilities
Payables for Investment Securities Purchased					(778)
Payables for Capital Shares Redeemed					(1,900)
Payables to Vanguard					(772)
Unrealized Depreciation—Forward Currency Contracts					(14)
Total Liabilities					(3,464)
Net Assets (100%)
Applicable to 93,524,967 outstanding $.001 par value shares of beneficial interest (unlimited authorization)					703,917
Net Asset Value Per Share					$7.53

At December 31, 2018, net assets consisted of:

					Amount
					($000)
Paid-in Capital					719,140
Total Distributable Earnings (Loss)					(15,223)
Net Assets					703,917

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

1   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2   Adjustable-rate security based upon 3-month USD LIBOR plus spread.

3   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate value of these securities was $272,901,000, representing 38.8% of net assets.

4   Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2018, the aggregate value of these securities was $21,151,000, representing 3.0% of net assets.

5   Face amount denominated in euro.

6   Face amount denominated in British pounds.

7   Adjustable-rate security.

8   Security value determined using significant unobservable inputs.

9   Cash of $465,000 has been segregated as initial margin for open cleared swap contracts.

CC—Centrally Cleared.

High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation )
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	1/31/19	USD	14,101	EUR	12,241	38
Barclays Bank plc	1/31/19	USD	1,874	GBP	1,479	(14)
						24

EUR—euro.

GBP—British pound.

USD—U.S. dollar.

Centrally Cleared Credit Default Swaps

			Periodic
			Premium			Unrealized
			Received			Appreciation
	Termination	Notional Amount	(Paid)	[1]	Value	(Depreciation )
Reference Entity	Date	(000)	(%	)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S31-V1	12/20/23	USD 9,400	5.000		199	(386)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Interest	41,673
Total Income	41,673
Expenses
Investment Advisory Fees—Note B	442
The Vanguard Group—Note C
Management and Administrative	1,279
Marketing and Distribution	123
Custodian Fees	19
Auditing Fees	36
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,917
Net Investment Income	39,756
Realized Net Gain (Loss)
Investment Securities Sold	3,693
Swap Contracts	659
Forward Currency Contracts	991
Foreign Currencies	(14)
Realized Net Gain (Loss)	5,329
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(65,199)
Swap Contracts	(495)
Forward Currency Contracts	121
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	(65,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,490)

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,756	35,653
Realized Net Gain (Loss)	5,329	1,606
Change in Unrealized Appreciation (Depreciation)	(65,575)	7,428
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,490)	44,687
Distributions
Net Investment Income	(35,316)	(31,351)
Realized Capital Gain	—	—
Total Distributions	(35,316)	(31,351)
Capital Share Transactions
Issued	118,985	177,943
Issued in Lieu of Cash Distributions	35,316	31,351
Redeemed	(146,831)	(92,546)
Net Increase (Decrease) from Capital Share Transactions	7,470	116,748
Total Increase (Decrease)	(48,336)	130,084
Net Assets
Beginning of Period	752,253	622,169
End of Period	703,917	752,253

See accompanying Notes, which are an integral part of the Financial Statements.

High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.13	$7.99	$7.59	$8.14	$8.24
Investment Operations
Net Investment Income	.420 [1]	.419 [1]	.397	.427	.416
Net Realized and Unrealized Gain (Loss) on Investments	(.636)	.119	.426	(.541)	(.061)
Total from Investment Operations	(.216)	.538	.823	(.114)	.355
Distributions
Dividends from Net Investment Income	(.384)	(.398)	(.423)	(.423)	(.455)
Distributions from Realized Capital Gains	—	—	—	(.013)	—
Total Distributions	(.384)	(.398)	(.423)	(.436)	(.455)
Net Asset Value, End of Period	$7.53	$8.13	$7.99	$7.59	$8.14

Total Return	-2.73%	7.00%	11.35%	-1.58%	4.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$704	$752	$622	$521	$534
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%	0.28%	0.29%
Ratio of Net Investment Income to Average Net Assets	5.39%	5.22%	5.44%	5.41%	5.24%

Portfolio Turnover Rate	23%	28%	27%	38%	35%

1 Calculated based on average shares outstanding.

Notes to Financial Statements

High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

High Yield Bond Portfolio

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2018, the portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates

High Yield Bond Portfolio

its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2018, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

High Yield Bond Portfolio

9. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  Wellington Management Company LLP provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2018, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $38,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	640,376	—
Sovereign Bonds	—	1,608	—
Common Stocks	—	—	1,287
Temporary Cash Investments	—	51,600	—
Forward Currency Contracts—Assets	—	38	—
Forward Currency Contracts—Liabilities	—	(14)	—
Swap Contracts—Assets[1]	18	—	—
Total	18	693,608	1,287

1 Represents variation margin on the last day of the reporting period.

E.  At December 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Swap Contracts	—	18	18
Unrealized Appreciation—Forward Currency Contracts	38	—	38
Total Assets	38	18	56

Unrealized Depreciation—Forward Currency Contracts	(14)	—	(14)

High Yield Bond Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2018, were:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	991	—	991
Swap Contracts	—	659	659
Realized Net Gain (Loss) on Derivatives	991	659	1,650

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	121	—	121
Swap Contracts	—	(495)	(495)
Change in Unrealized Appreciation (Depreciation) on Derivatives	121	(495)	(374)

F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; forward currency contracts, and swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	40,822
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(6,381)
Net Unrealized Gains (Losses)	(49,652)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	744,136
Gross Unrealized Appreciation	2,192
Gross Unrealized Depreciation	(51,843)
Net Unrealized Appreciation (Depreciation)	(49,651)

G. During the year ended December 31, 2018, the portfolio purchased $150,662,000 of investment securities and sold $147,368,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases or sales of U.S. government securities during the period.

High Yield Bond Portfolio

H.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	15,135	22,124
Issued in Lieu of Cash Distributions	4,616	4,066
Redeemed	(18,772)	(11,491)
Net Increase (Decrease) in Shares Outstanding	979	14,699

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 46% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I.   Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of High Yield Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the High Yield Bond Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the High Yield Bond Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the High Yield Bond Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the High Yield Bond Portfolio or the owners of the High Yield Bond Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the High Yield Bond Portfolio. Investors acquire the High Yield Bond Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the High Yield Bond Portfolio. The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the High Yield Bond Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the High Yield Bond Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the High Yield Bond Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the High Yield Bond Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE HIGH YIELD BOND PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

International Portfolio

Advisors’ Report

The International Portfolio returned –12.61% for the 12 months ended December 31, 2018, and its benchmark, the MSCI All Country World Index ex USA, returned –14.20%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 14, 2019.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson, Partner

Head of Global Equities

Thomas Coutts, Partner

In times of market volatility, our greatest challenge is to dare to imagine the future. We try to understand how large and how great a merely promising company can become. This endeavor is often at odds with large swaths of our industry. But this is where our skill set lies. We don’t debate, ruminate, or panic about loss aversion. Instead, we imagine what success looks like. We research companies that are capable of exploiting exponential and enduring trends. When we find such a business, we support it where appropriate and, most importantly, we are patient.

Patience has been important for much of the portfolio but nowhere more visibly than for the world’s largest online grocery retailer, Ocado. Held in the portfolio since 2014, Ocado had suffered several disappointments while working to master and distribute its technology. The share price doubled during 2018 as the company announced partnerships with an array of large supermarket chains—most significantly with Kroger, a leading U.S. supermarket chain. With an end-to-end solution for grocery retail, Ocado seems well-placed to take advantage of structural and transformative trends in its $300 billion market.

We believe that ten years from now, risk (the permanent loss of capital) will be associated with companies once thought of as safe—hence our focus on the transformative companies of today. Within the portfolio, we hold a few U.S. companies that we believe are globally unsurpassed and have no parallels in international markets.

Two good examples during 2018 were Illumina and Tesla. Illumina, the global leader in DNA sequencing, produces machines that make it possible to affordably and rapidly identify the human genetic code. Demand for its sequencing consumables, lab equipment, and other services grew more than 20% each during the year. The enormous potential for new treatments and cures is enhanced by a less competitive environment and greater acceptance of gene sequencing. For Tesla, despite media negativity, incredible progress is being made and electric vehicles are taking significant market share. In 2018, Tesla sold nearly as many vehicles (more than 245,000) as it did in all prior years combined since its founding in 2003; in revenue terms, the Model 3 was the best-selling car in the United States.

German online retailer Zalando was the most significant detractor after third-quarter results disappointed the market. Its revenue growth, only 12%, was lower than 2017’s, but orders increased by 22%. We believe that, over the longer term, Zalando can benefit from numerous growth opportunities, notably expansion in the U.S. and diversification into the beauty and homeware segments. Although we expect short-term bumps in the road, we don’t foresee any fundamental change in the growth of online fashion or the ability of Zalando’s management to execute.

Our long-term approach to investing and low turnover set the bar high for getting new stocks into the portfolio. New positions during the period included Danish health care company Ambu and British luxury car maker Aston Martin. China remains key to our search for the best growth companies; we added Chinese holdings Ping An Insurance (financial services) and NIO (electric vehicle maker). To fund better growth opportunities, we sold Exor, Rakuten, Jerónimo Martins, New Oriental, Puma, Richemont, Standard Chartered, and Flipkart.

Finally, three of our unlisted holdings graduated to the listed market—Home24 (online furniture), Meituan Dianping (online services), and Spotify (music streaming). Because only a small percentage of the world’s consumers have a streaming account, we believe that the opportunity for Spotify is substantial.

Schroder Investment Management North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities ended 2018 markedly lower, as geopolitical concerns combined with signs—particularly in the second half—of slowing global economic momentum. Equity markets are understandably

International Portfolio

concerned about U.S.-China relations, as a prolonged geopolitical dispute between the world’s two largest economies has implications for cooperation on a wide range of important long-term issues. Globalization and international trade have been very good for the corporate sector, and boardroom confidence has been shaken by the current uncertainty.

Stock selection supported the portfolio’s relative performance through the year, with particularly strong contributions from positions in the information technology and consumer sectors. These sectors still have substantial potential for growth and we have kept large exposure to both.

Japanese cosmetics company Shiseido performed particularly well. Shiseido has long had good products and brands, but its profitability was weak because of inefficient marketing and administration. However, the company culture and profitability have been transformed under CEO Masahiko Uotani, who has brought in international best practices. After three strong years for sales and profit growth, market expectations have adjusted to more accurately reflect stronger fundamentals, and we have sold our holding.

Tire and auto parts supplier Continental AG performed poorly as slowing car sales and elevated inventories in the auto industry have pressured companies across the sector. Continental has invested in a range of autonomous driving and vehicle electrification technologies that we believe will support long-term growth well above most peers. However, it cannot escape the nearer-term industry challenges, and we have reduced our exposure to the company’s shares to reflect the difficult profitability environment and higher risk profile.

It is increasingly clear that markets are entering a new phase. The contraction of Federal Reserve and European Central Bank balance sheets has tightened global liquidity and credit spreads have widened, raising the cost of debt for companies.

Higher borrowing costs are not the only risk to profitability. Labor costs are rising, and more protectionist trade policies create less efficient supply chains. It is also unusually difficult for companies to plan in an environment of ongoing political tensions, which further pressure margins. As a result, the outcome of the latest U.S.-China trade talks and the longer-term health of that relationship is likely to be one of the main swing factors for international equity markets this year.

The significant derating of international equities in 2018 (the MSCI All Country World Index ex USA declined from 14.5 times forward-earnings estimates to 11.5 times) means that valuations now reflect a much higher level of caution. International stocks, in aggregate, are trading below long-term averages, a significant positive.

Identifying the companies best prepared to weather—or indeed prosper from—the new phase of the business and economic cycle will require an active approach and a thorough understanding of company fundamentals. We are generally cautious toward companies with high debt levels or those that cannot raise prices to offset higher costs. We retain our quality bias, aiming to take a large active share in firms that we believe have good growth prospects and healthy balance sheets to fund that growth.

International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	56	1,741	Uses a bottom-up, stock-driven approach to select stocks that it believes have above-average growth rates and trade at reasonable prices.
Schroder Investment Management North America Inc.	41	1,276	Uses fundamental research to identify high-quality companies in developed and emerging markets that it believes have above-average growth potential.
Cash Investments	3	92	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•     Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$841.15	$1.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

1   The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	-12.61%	3.44%	9.61%	$25,029
Spliced International Index[1]	-14.20	0.68	5.53	17,128
MSCI All Country World Index ex USA	-14.20	0.68	6.57	18,899

1  MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

See Financial Highlights for dividend and capital gains information.

International Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	13.8%
Consumer Discretionary	30.1
Consumer Staples	6.4
Energy	1.7
Financials	15.4
Health Care	9.9
Industrials	9.4
Information Technology	8.1
Materials	4.6
Other	0.6
Real Estate	0.0
Utilities	0.0

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

International Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)[1]
Australia (0.5%)
	Brambles Ltd.	2,093,620	14,979

Austria (0.4%)
	Erste Group Bank AG	350,796	11,632

Belgium (1.1%)
	Umicore SA	846,019	33,760

Brazil (0.8%)
	B3 SA - Brasil Bolsa
	Balcao	1,354,430	9,358
	Raia Drogasil SA	529,869	7,805
	Telefonica Brasil SA Preference Shares	541,684	6,460
			23,623
Canada (1.0%)
	Toronto-Dominion Bank	331,707	16,488
	Nutrien Ltd.	349,649	16,422
			32,910
China (16.7%)
	Tencent Holdings Ltd.	4,211,200	168,801
*	Alibaba Group Holding Ltd. ADR	1,041,634	142,777
*	Baidu Inc. ADR	406,655	64,496
*	TAL Education Group ADR	1,193,376	31,839
	Ping An Insurance Group Co. of China Ltd.	3,489,500	30,784
*	Ctrip.com International Ltd. ADR	810,093	21,921
	China Mobile Ltd.	1,246,000	12,057
	China Pacific Insurance Group Co. Ltd.	3,443,400	11,127
*,2	Meituan Dianping	2,083,522	10,513
	China Mengniu Dairy Co. Ltd.	2,684,000	8,351
*,^	Meituan Dianping Class B	1,410,361	7,905
*,^	iQIYI Inc. ADR	516,360	7,678
			518,249
Denmark (3.0%)
*	Genmab A/S	258,566	42,513
	Chr Hansen Holding A/S	163,100	14,478
	Vestas Wind Systems A/S	176,852	13,387
	Ambu A/S Class B	517,256	12,496
	Novozymes A/S	225,473	10,075
			92,949
France (7.0%)
	Kering SA	131,380	61,547
	L’Oreal SA	219,591	50,248
	Schneider Electric SE	516,582	35,040
	TOTAL SA	533,675	28,149
	EssilorLuxottica SA	205,605	26,062
	Vivendi SA	708,475	17,172
			218,218
Germany (5.8%)
	Bayerische Motoren
	Werke AG	325,292	26,383
*,3	Zalando SE	1,013,535	26,188
*,3	Delivery Hero SE	595,180	22,220
	adidas AG	74,463	15,562
	BASF SE	222,170	15,475
	Infineon Technologies AG	731,102	14,638
	SAP SE	123,064	12,214
	Continental AG	84,013	11,698
*	HelloFresh SE	1,072,370	7,521
	HeidelbergCement AG	115,527	7,082
*	MorphoSys AG	67,732	6,915
*,3	Rocket Internet SE	278,557	6,435
*,^	AIXTRON SE	274,000	2,656
*	Home24 SE	194,547	2,529
	GEA Group AG	94,350	2,429
			179,945
Hong Kong (4.4%)
	AIA Group Ltd.	12,112,000	100,612
	Jardine Matheson Holdings Ltd.	334,998	23,325
	Hong Kong Exchanges & Clearing Ltd.	490,260	14,173
			138,110
India (2.4%)
	Housing Development
	Finance Corp. Ltd.	1,021,362	28,776
	HDFC Bank Ltd.	737,603	22,438
	Zee Entertainment Enterprises Ltd.	2,483,314	16,939
*,§,2	ANI Technologies	19,170	5,252
			73,405
Indonesia (0.4%)
	Bank Central Asia Tbk PT	6,883,900	12,449

Israel (0.3%)
*	Check Point Software Technologies Ltd.	96,702	9,927

Italy (2.3%)
	Ferrari NV	519,887	51,731
*	Fiat Chrysler Automobiles NV	1,376,016	19,840
			71,571
Japan (10.7%)
	SMC Corp.	152,400	45,883
	SoftBank Group Corp.	636,400	41,684
	M3 Inc.	2,617,200	35,257
	Bridgestone Corp.	649,900	24,934
	Nidec Corp.	187,500	21,215
	Nintendo Co. Ltd.	77,400	20,553
	Recruit Holdings Co. Ltd.	796,400	19,240
	Keyence Corp.	32,700	16,528
	Toyota Motor Corp.	278,200	16,104
	Sekisui Chemical Co. Ltd.	1,071,500	15,929
	Kubota Corp.	988,500	14,050
	Pigeon Corp.	319,600	13,632
	ORIX Corp.	714,300	10,437
	Murata Manufacturing Co. Ltd.	75,200	10,133
	Suzuki Motor Corp.	189,000	9,528
	SBI Holdings Inc.	477,700	9,316
	KDDI Corp.	290,900	6,951
			331,374
Netherlands (3.4%)
	ASML Holding NV	685,518	107,393

Norway (0.8%)
	Norsk Hydro ASA	3,123,243	14,152
	DNB ASA	761,501	12,223
			26,375
Other (0.4%)
4	Vanguard FTSE All-World ex-US ETF	298,796	13,619

Singapore (0.5%)
	Oversea-Chinese Banking Corp. Ltd.	1,896,500	15,687

South Korea (2.2%)
*,^	Celltrion Inc.	177,874	35,733
	Samsung Electronics Co. Ltd.	526,566	18,330
	Samsung SDI Co. Ltd.	42,268	8,308
	NAVER Corp.	55,520	6,085
			68,456
Spain (3.1%)
	Industria de Diseno Textil SA	2,100,029	53,603
	Banco Bilbao Vizcaya Argentaria SA	7,820,524	41,541
^	Distribuidora Internacional de Alimentacion SA	1,347,136	710
			95,854
Sweden (4.8%)
	Svenska Handelsbanken
	AB Class A	3,750,234	41,724
*	Spotify Technology SA	259,899	29,499
	Kinnevik AB	1,012,007	24,490
*	Atlas Copco AB Class A	951,093	22,691
	Assa Abloy AB Class B	734,398	13,151
	SKF AB	631,781	9,602
	Elekta AB Class B	668,047	7,932
			149,089
Switzerland (3.5%)
	Nestle SA	517,421	41,995
	Novartis AG	261,686	22,412
	UBS Group AG	1,488,348	18,565
	Lonza Group AG	61,526	15,994
	Cie Financiere Richemont SA	176,869	11,406
			110,372
Taiwan (1.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,008,000	36,364

Thailand (0.4%)
	Kasikornbank PCL	2,063,700	11,739

Turkey (0.2%)
	Turkiye Garanti Bankasi AS	3,849,886	5,771

International Portfolio

			Market
			Value•
		Shares	($000)
	United Kingdom (8.9%)
	Rolls-Royce Holdings plc	4,382,443	46,170
	Diageo plc	954,152	34,096
*	BHP Group plc	1,153,792	24,381
*	Ocado Group plc	2,167,710	21,850
	AstraZeneca plc	286,050	21,353
	Reckitt Benckiser Group plc	273,360	20,933
	Royal Dutch Shell plc Class A	677,850	19,980
	GlaxoSmithKline plc	901,012	17,172
	Burberry Group plc	682,223	14,981
	Vodafone Group plc	6,600,301	12,833
	Whitbread plc	204,258	11,928
	Smith & Nephew plc	587,510	10,998
	Aviva plc	2,063,447	9,876
*,^,3	Aston Martin Lagonda Global Holdings plc	608,572	9,491
			276,042
	United States (9.8%)
*	Amazon.com Inc.	67,094	100,773
*	Illumina Inc.	223,073	66,906
*,^	Tesla Inc.	178,353	59,356
*	MercadoLibre Inc.	153,825	45,048
*	Booking Holdings Inc.	7,083	12,200
*,^	NIO Inc. ADR	1,659,408	10,570
	Philip Morris International Inc.	140,393	9,373
			304,226
	Total Common Stocks (Cost $2,614,339)		2,984,088
	Preferred Stocks (0.3%)
*,§,2,5	CureVac GmbH	1,452	3,551
*,§,2,5	You & Mr. Jones	5,200,000	5,980
	Total Preferred Stocks (Cost $8,759)		9,531
	Temporary Cash Investments (6.1%)[1]
	Money Market Fund (5.9%)
6,7	Vanguard Market Liquidity Fund, 2.530%	1,832,154	183,216
	U.S. Government and Agency Obligations (0.2%)
8	United States Treasury Bill, 2.365%, 3/21/19	400	398
8	United States Treasury Bill, 2.423%–2.435%, 4/11/19	5,200	5,166
8	United States Treasury Bill, 2.497%, 5/23/19	700	693
			6,257
	Total Temporary Cash Investments (Cost $189,485)		189,473
	Total Investments (102.4%) (Cost $2,812,583)		3,183,092
	Other Assets and Liabilities (-2.4%)
	Other Assets[8,9]		22,641
	Liabilities[7]		(97,053)
			(74,412)
	Net Assets (100%)
	Applicable to 134,321,368 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		3,108,680
	Net Asset Value Per Share		$23.14

			Amount
			$(000)
	Statement of Assets and Liabilities
	Assets
	Investments in Securities, at Value
	Unaffiliated Issuers		2,986,257
	Affiliated Issuers		196,835
	Total Investments in Securities		3,183,092
	Investment in Vanguard		176
	Receivables for Investment Securities Sold		138
	Receivables for Accrued Income		5,953
	Receivables for Capital Shares Issued		1,612
	Variation Margin Receivable—Futures Contracts		842
	Unrealized Appreciation—Forward Currency Contracts		1,249
	Other Assets[8,9]		12,671
	Total Assets		3,205,733
	Liabilities
	Payables for Investment Securities Purchased		359
	Collateral for Securities on Loan		88,043
	Payables to Investment Advisor		1,495
	Payables for Capital Shares Redeemed		4,116
	Payables to Vanguard		2,423
	Variation Margin Payable—Futures Contracts		129
	Unrealized Depreciation—Forward Currency Contracts		488
	Total Liabilities		97,053
	Net Assets		3,108,680

At December 31, 2018, net assets consisted of:

Amount
$(000)
Paid-in Capital	2,586,425
Total Distributable Earnings (Loss)	522,255
Net Assets	3,108,680

•          See Note A in Notes to Financial Statements.

*           Non-income-producing security.

^          Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $83,775,000.

§         Security value determined using significant unobservable inputs.

1         The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.4% and 3.7%, respectively, of net assets.

2         Restricted securities totaling $25,296,000, representing 0.8% of net assets. See Restricted Securities table for additional information.

3         Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate value of these securities was $64,334,000, representing 2.1% of net assets.

4         Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

5         Perpetual security with no stated maturity date.

6         Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7         Includes $88,043,000 of collateral received for securities on loan.

8         Securities with a value of $3,277,000 and cash of $980,000 have been segregated as initial margin for open futures contracts.

9         Cash of $1,570,000 has been segregated as collateral for open forward currency contracts.

ADR—American Depositary Receipt.

International Portfolio

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
You & Mr. Jones	September 2015	5,200
CureVac GmbH	October 2015	3,559
ANI Technologies	December 2015	5,969
Meituan Dianping	December 2015	8,044

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	March 2019	766	26,101	(572)
Topix Index	March 2019	158	21,529	(1,206)
FTSE 100 Index	March 2019	154	13,071	(109)
S&P ASX 200 Index	March 2019	132	12,926	45
				(1,842)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	3/20/19	EUR	26,775	USD	30,685	198
Morgan Stanley Capital Services LLC	3/12/19	JPY	3,125,377	USD	27,803	875
Bank of America, N.A.	3/26/19	AUD	23,823	USD	17,121	(318)
Bank of America, N.A.	3/20/19	GBP	13,310	USD	16,902	129
BNP Paribas	3/20/19	USD	3,045	EUR	2,658	(21)
Goldman Sachs International	3/12/19	USD	2,929	JPY	327,495	(76)
UBS AG	3/12/19	USD	2,002	JPY	221,400	(30)
Goldman Sachs International	3/26/19	USD	1,983	AUD	2,762	35
Morgan Stanley Capital Services LLC	3/20/19	USD	1,857	GBP	1,463	(15)
Goldman Sachs International	3/20/19	USD	1,620	GBP	1,277	(14)
Citibank, N.A.	3/26/19	USD	1,328	AUD	1,882	1
Bank of America, N.A.	3/20/19	USD	908	EUR	788	(1)
Deutsche Bank AG	3/26/19	USD	596	AUD	830	11
Bank of America, N.A.	3/12/19	USD	558	JPY	62,140	(12)
UBS AG	3/20/19	USD	254	GBP	200	(1)
						761

AUD—Australian dollar.

EUR—Euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

At December 31, 2018, the counterparties had deposited in segregated accounts securities and cash with a value of $1,147,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

International Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	55,367
Dividends—Affiliated Issuers	445
Interest—Unaffiliated Issuers	132
Interest—Affiliated Issuers	2,140
Securities Lending—Net	2,589
Total Income	60,673
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,297
Performance Adjustment	1,054
The Vanguard Group—Note C
Management and Administrative	5,719
Marketing and Distribution	568
Custodian Fees	302
Auditing Fees	45
Shareholders’ Reports	34
Trustees’ Fees and Expenses	5
Total Expenses	13,024
Net Investment Income	47,649
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	124,149
Investment Securities Sold—Affiliated Issuers	42
Futures Contracts	(7,141)
Forward Currency Contracts	(6,156)
Foreign Currencies	(601)
Realized Net Gain (Loss)	110,293
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(622,290)
Investment Securities—Affiliated Issuers	(2,740)
Futures Contracts	(2,130)
Forward Currency Contracts	279
Foreign Currencies	(15)
Change in Unrealized Appreciation (Depreciation)	(626,896)
Net Increase (Decrease) in Net Assets Resulting from Operations	(468,954)

1 Dividends are net of foreign withholding taxes of $6,595,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,649	25,211
Realized Net Gain (Loss)	110,293	88,986
Change in Unrealized Appreciation (Depreciation)	(626,896)	807,230
Net Increase (Decrease) in Net Assets Resulting from Operations	(468,954)	921,427
Distributions
Net Investment Income	(26,488)	(28,317)
Realized Capital Gain	(88,646)	(17,320)
Total Distributions	(115,134)	(45,637)
Capital Share Transactions
Issued	993,064	473,459
Issued in Lieu of Cash Distributions	115,134	45,637
Redeemed	(613,419)	(327,894)
Net Increase (Decrease) from Capital Share Transactions	494,779	191,202
Total Increase (Decrease)	(89,309)	1,066,992
Net Assets
Beginning of Period	3,197,989	2,130,997
End of Period	3,108,680	3,197,989

See accompanying Notes, which are an integral part of the Financial Statements.

International Portfolio

Financial Highlights

For a Share Outstanding				Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.34	$19.54	$19.80	$20.63	$22.28
Investment Operations
Net Investment Income	.367 [1]	.224 [1]	.271 [1]	.278	.401 [2]
Net Realized and Unrealized Gain (Loss) on Investments	(3.644)	7.992	.075	(.394)	(1.736)
Total from Investment Operations	(3.277)	8.216	.346	(.116)	(1.335)
Distributions
Dividends from Net Investment Income	(.212)	(.258)	(.280)	(.392)	(.315)
Distributions from Realized Capital Gains	(.711)	(.158)	(.326)	(.322)	—
Total Distributions	(.923)	(.416)	(.606)	(.714)	(.315)
Net Asset Value, End of Period	$23.14	$27.34	$19.54	$19.80	$20.63

Total Return	-12.61%	42.60%	1.93%	-0.77%	-6.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,109	$3,198	$2,131	$2,253	$2,203
Ratio of Total Expenses to Average Net Assets[3]	0.37%	0.39%	0.39%	0.40%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.36%	0.93%	1.40%	1.37%	1.89%[2]
Portfolio Turnover Rate	16%	16%	29%	23%	24%

1    Calculated based on average shares outstanding.

2    Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.28%, respectively, resulting from income received from Vodafone Group Plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3    Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, and 0.03%.

Notes to Financial Statements

International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

International Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

International Portfolio

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio’s understanding of the applicable countries’ tax rules and rates. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

International Portfolio

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $1,054,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $176,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks—North and South America	337,136	23,623	—
Common Stocks—Other	321,756	2,296,321	5,252
Preferred Stocks	—	—	9,531
Temporary Cash Investments	183,216	6,257	—
Futures Contracts—Assets[1]	842	—	—
Futures Contracts—Liabilities[1]	(129)	—	—
Forward Currency Contracts—Assets	—	1,249	—
Forward Currency Contracts—Liabilities	—	(488)	—
Total	842,821	2,326,962	14,783

1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

International Portfolio

E. At December 31, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	842	—	842
Unrealized Appreciation—Forward Currency Contracts	—	1,249	1,249
Total Assets	842	1,249	2,091

Variation Margin Payable—Futures Contracts	(129)	—	(129)
Unrealized Depreciation— Forward Currency Contracts	—	(488)	(488)
Total Liabilities	(129)	(488)	(617)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(7,141)	—	(7,141)
Forward Currency Contracts	—	(6,156)	(6,156)
Realized Net Gain (Loss) on Derivatives	(7,141)	(6,156)	(13,297)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,130)	—	(2,130)
Forward Currency Contracts	—	279	279
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,130)	279	(1,851)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	263
Total Distributable Earnings (Loss)	(263)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	49,186
Undistributed Long-Term Gains	106,995
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	368,230

International Portfolio

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,813,593
Gross Unrealized Appreciation	699,488
Gross Unrealized Depreciation	(331,150)
Net Unrealized Appreciation (Depreciation)	368,338

G. During the year ended December 31, 2018, the portfolio purchased $887,268,000 of investment securities and sold $525,054,000 of investment securities, other than temporary cash investments.

H.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	36,050	19,452
Issued in Lieu of Cash Distributions	4,051	2,105
Redeemed	(22,736)	(13,681)
Net Increase (Decrease) in Shares Outstanding	17,365	7,876

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 32% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds		Change			Dec. 31,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	94,426	NA1	NA1	42	(9)	2,140	—	183,216
Vanguard FTSE All-World ex-US ETF Shares	16,350	—	—	—	(2,731)	445	—	13,619
Total	110,776			42	(2,740)	2,585	—	196,835

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of International Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $71,678,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The portfolio designates to shareholders foreign source income of $49,824,000 and foreign taxes paid of $4,897,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Mid-Cap Index Portfolio

For the 12 months ended December 31, 2018, Vanguard Variable Insurance Fund Mid-Cap Index Portfolio returned –9.33%, in line with its benchmark index. This result was about 4 percentage points behind that of the broad U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Float Adjusted Index. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The broad U.S. stock market finished 2018 with a return of about –5%, its first negative calendar year since 2008. Despite generally solid economic data and corporate earnings, stocks declined sharply in the fourth quarter. Investors grew more concerned about equity valuations, the possibility of slowing global growth, rising U.S. interest rates, and heightened geopolitical uncertainty.

Mid-capitalization equities lagged their larger brethren

The Mid-Cap Index Portfolio offers investors broad exposure to the hundreds of mid-capitalization stocks in the U.S. equity market. Both growth and value stocks and every industry sector are represented. Over the period, large-cap stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts.

Eight of ten sectors recorded negative returns. Financial stocks drove the portfolio’s returns lower. While interest rates have risen from their rock-bottom lows in recent years, the expectation for aggressive hikes has moderated. This has curbed the appeal of banks and other financial companies that depend on interest. Asset managers and other investment firms were also hurt by the market’s fourth-quarter swoon.

Industrials, consumer goods, oil and gas, and basic materials companies absorbed double-digit declining returns over the period. Falling oil prices set back energy firms in particular. The only sectors with positive results were technology and utilities—which serves as a safe haven when the broad market turns more volatile.

Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$884.56	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	-9.33%	6.08%	13.72%	$36,187
Spliced Mid-Cap Index[1]	-9.22	6.24	13.91	36,789
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.

See Financial Highlights for dividend and capital gains information.

Mid-Cap Index Portfolio

Sector Diversification

As of December 31, 2018

Basic Materials	3.7%
Consumer Goods	9.7
Consumer Services	10.9
Financials	20.5
Health Care	9.1
Industrials	18.8
Oil & Gas	5.2
Technology	15.3
Telecommunications	0.5
Utilities	6.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (3.6%)
	Newmont Mining Corp.	237,201	8,219
	International Flavors & Fragrances Inc.	47,467	6,373
	Freeport-McMoRan Inc.	613,176	6,322
	Celanese Corp. Class A	59,620	5,364
	Mosaic Co.	154,578	4,515
	CF Industries Holdings Inc.	102,830	4,474
	FMC Corp.	60,042	4,441
	Eastman Chemical Co.	56,137	4,104
	Albemarle Corp.	47,401	3,653
	Avery Dennison Corp.	38,617	3,469
*	Axalta Coating Systems Ltd.	95,797	2,244
	Reliance Steel & Aluminum Co.	29,882	2,127
	Steel Dynamics Inc.	48,547	1,458
	Westlake Chemical Corp.	17,347	1,148
*	Alcoa Corp.	41,754	1,110
			59,021
Consumer Goods (9.7%)
	Clorox Co.	56,855	8,764
	McCormick & Co. Inc.	54,234	7,552
	Church & Dwight Co. Inc.	109,810	7,221
	Genuine Parts Co.	62,214	5,974
*	Lululemon Athletica Inc.	46,397	5,642
	DR Horton Inc.	158,999	5,511
*	Take-Two Interactive Software Inc.	50,756	5,225
	Lennar Corp. Class A	130,186	5,097
	Hormel Foods Corp.	118,823	5,071
	Lamb Weston Holdings Inc.	65,209	4,797
	Conagra Brands Inc.	216,357	4,621
	JM Smucker Co.	48,140	4,501
	Molson Coors Brewing Co. Class B	78,422	4,404
	Tapestry Inc.	129,304	4,364
	Hasbro Inc.	50,692	4,119
*	NVR Inc.	1,531	3,731
	Aptiv plc	58,787	3,619
	Lear Corp.	28,560	3,509
	Tyson Foods Inc. Class A	65,669	3,507
	Newell Brands Inc.	187,332	3,482
	Garmin Ltd.	54,681	3,462
	BorgWarner Inc.	92,809	3,224
*	LKQ Corp.	134,892	3,201
	Bunge Ltd.	59,709	3,191
	PVH Corp.	34,246	3,183
*	Mohawk Industries Inc.	26,453	3,094
	Whirlpool Corp.	28,395	3,035
	PulteGroup Inc.	112,523	2,924
*	Campbell Soup Co.	87,276	2,879
	Ralph Lauren Corp. Class A	24,382	2,523
*	WABCO Holdings Inc.	23,280	2,499
	Harley-Davidson Inc.	72,732	2,482
*	Michael Kors Holdings Ltd.	63,445	2,406
	Fortune Brands Home & Security Inc.	62,980	2,393
	Jefferies Financial Group Inc.	122,097	2,120
	Hanesbrands Inc.	160,750	2,014
	Polaris Industries Inc.	26,217	2,010
*,^	Under Armour Inc. Class A	82,815	1,463
	Ingredion Inc.	15,713	1,436
*	Under Armour Inc. Class C	86,369	1,397
	Coty Inc. Class A	199,836	1,311
	Keurig Dr Pepper Inc.	46,422	1,190
*	Wayfair Inc.	13,100	1,180
	Goodyear Tire & Rubber Co.	52,236	1,066
*	Elanco Animal Health Inc.	32,513	1,025
	Lennar Corp. Class B	6,899	216
			157,635
Consumer Services (10.9%)
*	Dollar Tree Inc.	105,986	9,573
	Royal Caribbean Cruises Ltd.	74,482	7,284
*	Ulta Beauty Inc.	25,315	6,198
	Expedia Group Inc.	51,570	5,809
	Darden Restaurants Inc.	55,343	5,527
	Best Buy Co. Inc.	102,800	5,444
*	Chipotle Mexican Grill Inc. Class A	12,405	5,356
	MGM Resorts International	211,506	5,131
	Kohl’s Corp.	74,205	4,923
*	CarMax Inc.	77,863	4,884
	Advance Auto Parts Inc.	30,851	4,858
*	AutoZone Inc.	5,665	4,749
	Domino’s Pizza Inc.	18,520	4,593
	Tractor Supply Co.	54,350	4,535
*	Copart Inc.	93,949	4,489
*	United Continental Holdings Inc.	51,564	4,317
*	Norwegian Cruise Line Holdings Ltd.	98,004	4,154
	Tiffany & Co.	51,580	4,153
	Macy’s Inc.	136,770	4,073
	Wynn Resorts Ltd.	41,054	4,061
	Viacom Inc. Class B	157,172	4,039
	Nielsen Holdings plc	158,338	3,694
	Omnicom Group Inc.	49,973	3,660
*	Qurate Retail Group Inc. QVC Group Class A	187,355	3,657
	Interpublic Group of Cos. Inc.	171,210	3,532
*	Discovery Communications Inc.	151,716	3,502
*	Liberty Broadband Corp.	47,300	3,407
	FactSet Research Systems Inc.	16,960	3,394
	Alaska Air Group Inc.	54,933	3,343
	Gap Inc.	128,372	3,307
	Aramark	109,971	3,186
	L Brands Inc.	104,244	2,676
*	Liberty Media Corp-Liberty SiriusXM Class C	71,957	2,661
	AmerisourceBergen Corp. Class A	35,505	2,642
	Altice USA Inc. Class A	156,382	2,583
	News Corp. Class A	221,621	2,515
	Nordstrom Inc.	52,594	2,451
*	DISH Network Corp. Class A	96,908	2,420
	Rollins Inc.	65,598	2,368
	Vail Resorts Inc.	9,000	1,897
*	Discovery Communications Inc. Class A	67,004	1,658
*	GrubHub Inc.	20,200	1,552
*	Live Nation Entertainment Inc.	30,300	1,492
*	Liberty Media Corp-Liberty SiriusXM Class A	36,545	1,345
*	TripAdvisor Inc.	23,724	1,280
	Hyatt Hotels Corp. Class A	18,148	1,227
	Wyndham Hotels & Resorts Inc.	22,078	1,002
*	Liberty Broadband Corp. Class A	11,465	823
*	Carvana Co. Class A	7,800	255
	Viacom Inc. Class A	4,664	130
	News Corp. Class B	3,475	40
			175,849
Financials (20.5%)
	Moody’s Corp.	72,570	10,163
	Digital Realty Trust Inc.	91,888	9,791
	Realty Income Corp.	131,405	8,284
*	SBA Communications Corp. Class A	50,501	8,176
	M&T Bank Corp.	56,268	8,054
*	IHS Markit Ltd.	158,106	7,584
	Essex Property Trust Inc.	29,393	7,207
	Hartford Financial Services Group Inc.	159,782	7,102
	KeyCorp	460,803	6,811
*	First Republic Bank	73,340	6,373
	Citizens Financial Group Inc.	208,467	6,198
	Regions Financial Corp.	460,559	6,162
*	Markel Corp.	5,875	6,099
	Arthur J Gallagher & Co.	81,780	6,027
	HCP Inc.	209,224	5,844
*	CBRE Group Inc. Class A	144,239	5,775
	Annaly Capital Management Inc.	584,876	5,744
	Huntington Bancshares Inc.	472,933	5,637
	Principal Financial Group Inc.	126,058	5,568
	Alexandria Real Estate Equities Inc.	47,923	5,523
	Host Hotels & Resorts Inc.	330,586	5,511
	MSCI Inc. Class A	37,267	5,494
	AvalonBay Communities Inc.	30,810	5,363
	Cincinnati Financial Corp.	68,852	5,331
	Loews Corp.	111,992	5,098
	Equifax Inc.	53,674	4,999
	E*TRADE Financial Corp.	113,228	4,968
	Comerica Inc.	72,038	4,948
	Cboe Global Markets Inc.	49,965	4,888
	Lincoln National Corp.	95,072	4,878
	UDR Inc.	122,666	4,860

Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Mid-America Apartment Communities Inc.	50,648	4,847
	Extra Space Storage Inc.	53,523	4,843
	Vornado Realty Trust	76,304	4,733
*	Arch Capital Group Ltd.	171,450	4,581
*	SVB Financial Group	23,706	4,502
	KKR & Co. Inc. Class A	223,692	4,391
	Raymond James Financial Inc.	57,405	4,272
	Regency Centers Corp.	71,719	4,209
	Ally Financial Inc.	184,367	4,178
	Nasdaq Inc.	51,061	4,165
	Iron Mountain Inc.	127,500	4,132
	Duke Realty Corp.	159,544	4,132
	AGNC Investment Corp.	235,190	4,125
	Everest Re Group Ltd.	18,116	3,945
	Reinsurance Group of America Inc. Class A	28,025	3,930
	Alleghany Corp.	6,247	3,894
	Federal Realty Investment Trust	32,906	3,884
	Fidelity National Financial Inc.	116,449	3,661
	Camden Property Trust	41,465	3,651
	Zions Bancorp NA	85,544	3,485
	Western Union Co.	197,091	3,362
	Torchmark Corp.	44,742	3,335
	VEREIT Inc.	431,666	3,086
	Invesco Ltd.	183,340	3,069
	WR Berkley Corp.	40,814	3,017
	SL Green Realty Corp.	37,951	3,001
	SEI Investments Co.	62,237	2,875
	Unum Group	97,679	2,870
*	Black Knight Inc.	63,140	2,845
*	Athene Holding Ltd. Class A	69,928	2,785
	Voya Financial Inc.	69,167	2,776
	Macerich Co.	63,009	2,727
	Kimco Realty Corp.	178,798	2,619
	Jones Lang LaSalle Inc.	20,351	2,576
	Invitation Homes Inc.	127,225	2,555
	People’s United Financial Inc.	168,671	2,434
	Affiliated Managers Group Inc.	23,363	2,277
	Franklin Resources Inc.	62,688	1,859
	AXA Equitable Holdings Inc.	94,404	1,570
	Lazard Ltd. Class A	28,804	1,063
	CIT Group Inc.	23,568	902
			331,623
Health Care (9.0%)
*	Edwards Lifesciences Corp.	93,167	14,270
*	Centene Corp.	86,933	10,023
*	IQVIA Holdings Inc.	75,826	8,809
	ResMed Inc.	63,469	7,227
*	IDEXX Laboratories Inc.	38,400	7,143
*	Align Technology Inc.	33,840	7,087
*	BioMarin Pharmaceutical Inc.	79,328	6,755
*	ABIOMED Inc.	19,046	6,191
*	Laboratory Corp. of America Holdings	44,974	5,683
	Cooper Cos. Inc.	21,863	5,564
*	Henry Schein Inc.	67,992	5,339
*	Hologic Inc.	128,859	5,296
	Teleflex Inc.	20,423	5,279
*	WellCare Health Plans Inc.	22,300	5,265
*	Incyte Corp.	80,605	5,126
	Quest Diagnostics Inc.	60,606	5,047
*	Varian Medical Systems Inc.	40,628	4,603
	Universal Health Services Inc. Class B	38,042	4,434
	Dentsply Sirona Inc.	99,109	3,688
*	Jazz Pharmaceuticals plc	25,526	3,164
	Cardinal Health Inc.	66,223	2,953
*	Alnylam Pharmaceuticals Inc.	40,505	2,953
*	DaVita Inc.	55,559	2,859
*	Seattle Genetics Inc.	46,358	2,627
*	Nektar Therapeutics Class A	77,154	2,536
*	DexCom Inc.	19,800	2,372
	Perrigo Co. plc	54,313	2,105
*	Alkermes plc	68,926	2,034
			146,432
Industrials (18.8%)
*	Fiserv Inc.	177,500	13,045
	Roper Technologies Inc.	46,046	12,272
	Amphenol Corp. Class A	134,212	10,874
*	Worldpay Inc. Class A	134,488	10,279
	Willis Towers Watson plc	57,890	8,791
	Waste Connections Inc.	117,361	8,714
*	Verisk Analytics Inc. Class A	69,563	7,585
*	FleetCor Technologies Inc.	39,539	7,343
	Global Payments Inc.	70,413	7,262
*	TransDigm Group Inc.	21,170	7,199
	AMETEK Inc.	103,476	7,005
	Ball Corp.	151,032	6,944
	Fastenal Co.	127,885	6,687
	Cintas Corp.	38,136	6,406
*	Mettler-Toledo International Inc.	11,159	6,311
	L3 Technologies Inc.	35,093	6,094
*	Waters Corp.	32,085	6,053
	WW Grainger Inc.	21,326	6,022
	Total System Services Inc.	73,258	5,955
	Vulcan Materials Co.	58,872	5,817
*	CoStar Group Inc.	16,239	5,478
	Xylem Inc.	80,086	5,343
	Expeditors International of Washington Inc.	76,849	5,233
	CH Robinson Worldwide Inc.	61,257	5,151
	Broadridge Financial Solutions Inc.	52,002	5,005
	Martin Marietta Materials Inc.	27,884	4,792
	TransUnion	82,456	4,684
	Dover Corp.	65,157	4,623
	Textron Inc.	97,347	4,477
	Kansas City Southern	45,357	4,329
	Westrock Co.	114,313	4,316
	Old Dominion Freight Line Inc.	32,778	4,048
*	First Data Corp. Class A	238,722	4,037
	Masco Corp.	135,847	3,972
	Jacobs Engineering Group Inc.	63,387	3,706
*	United Rentals Inc.	36,022	3,693
*	Trimble Inc.	111,826	3,680
*	Square Inc.	65,317	3,664
	Huntington Ingalls Industries Inc.	19,169	3,648
	Snap-on Inc.	24,992	3,631
	JB Hunt Transport Services Inc.	38,973	3,626
	Packaging Corp. of America	42,116	3,515
*	Sensata Technologies Holding plc	73,066	3,276
	Arconic Inc.	193,819	3,268
*	XPO Logistics Inc.	56,551	3,226
	Alliance Data Systems Corp.	20,620	3,095
	Robert Half International Inc.	51,316	2,935
	Pentair plc	77,520	2,929
	Wabtec Corp.	38,732	2,721
*	Arrow Electronics Inc.	38,824	2,677
*	Keysight Technologies Inc.	41,700	2,589
	Allison Transmission Holdings Inc.	57,719	2,534
*	Crown Holdings Inc.	60,028	2,495
	Sealed Air Corp.	69,783	2,431
	Hubbell Inc. Class B	24,397	2,424
	Jack Henry & Associates Inc.	17,200	2,176
	Owens Corning	48,693	2,142
	Fluor Corp.	62,673	2,018
	Xerox Corp.	89,874	1,776
*	IPG Photonics Corp.	15,441	1,749
	Cognex Corp.	36,241	1,401
	AO Smith Corp.	31,989	1,366
	FLIR Systems Inc.	30,891	1,345
	Flowserve Corp.	28,975	1,102
	ManpowerGroup Inc.	13,855	898
^	ADT Inc.	50,360	303
			304,185
Oil & Gas (5.2%)
	ONEOK Inc.	183,107	9,879
*	Concho Resources Inc.	89,253	9,174
	Diamondback Energy Inc.	73,072	6,774
*	Cheniere Energy Inc.	103,017	6,098
	Marathon Oil Corp.	370,737	5,316
	Hess Corp.	125,569	5,086
	Devon Energy Corp.	197,800	4,458
	Apache Corp.	169,125	4,440
	National Oilwell Varco Inc.	170,798	4,389
	Cabot Oil & Gas Corp.	192,312	4,298
	Noble Energy Inc.	213,715	4,009
	HollyFrontier Corp.	77,283	3,951
	Targa Resources Corp.	102,098	3,678
	OGE Energy Corp.	88,928	3,485
	Cimarex Energy Co.	42,619	2,627
	Baker Hughes a GE Co. Class A	114,452	2,461
*	Continental Resources Inc.	41,813	1,680
	Helmerich & Payne Inc.	23,010	1,103
*	Equitrans Midstream Corp.	45,006	901
			83,807
Technology (15.3%)
*	Red Hat Inc.	78,670	13,818
*	Autodesk Inc.	97,426	12,530
	Xilinx Inc.	112,821	9,609
*	Twitter Inc.	305,150	8,770
	Motorola Solutions Inc.	72,857	8,381
*	Advanced Micro Devices Inc.	422,886	7,807
^	Microchip Technology Inc.	105,320	7,575
*	Palo Alto Networks Inc.	39,873	7,510
*	Cerner Corp.	139,322	7,306
*	VeriSign Inc.	48,454	7,185
*	ServiceNow Inc.	39,951	7,113
	Harris Corp.	52,372	7,052
*	Splunk Inc.	65,303	6,847
	NetApp Inc.	112,180	6,694
*	IAC/InterActiveCorp	34,667	6,345
	Maxim Integrated Products Inc.	123,404	6,275
	KLA-Tencor Corp.	68,179	6,101
	Citrix Systems Inc.	57,015	5,842
*	Synopsys Inc.	66,121	5,570
*	Cadence Design Systems Inc.	125,531	5,458
	CDW Corp.	66,791	5,413
*	ANSYS Inc.	37,190	5,316
*	Workday Inc. Class A	33,181	5,298

Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Skyworks Solutions Inc.	79,026	5,296
	Symantec Corp.	270,383	5,109
*	Arista Networks Inc.	23,505	4,953
*	Gartner Inc.	38,487	4,920
*	Veeva Systems Inc. Class A	54,300	4,850
*	GoDaddy Inc. Class A	70,816	4,647
*	Fortinet Inc.	64,500	4,543
	SS&C Technologies Holdings Inc.	100,413	4,530
	Western Digital Corp.	122,455	4,527
	Marvell Technology Group Ltd.	278,867	4,515
	Seagate Technology plc	114,663	4,425
*	F5 Networks Inc.	27,036	4,381
*	Akamai Technologies Inc.	68,766	4,200
	Juniper Networks Inc.	153,693	4,136
*	Qorvo Inc.	55,482	3,369
*	Dell Technologies Inc.	60,811	2,972
	CDK Global Inc.	57,506	2,753
*,^	Snap Inc.	261,318	1,440
*,^	Dropbox Inc. Class A	67,133	1,372
	Match Group Inc.	22,755	973
			247,726
Telecommunications (0.5%)
	CenturyLink Inc.	433,355	6,565
*	Zayo Group Holdings Inc.	89,420	2,043
			8,608
Utilities (6.3%)
	WEC Energy Group Inc.	140,571	9,736
	Eversource Energy	141,148	9,180
	DTE Energy Co.	81,049	8,940
	FirstEnergy Corp.	227,868	8,556
	American Water Works Co. Inc.	80,485	7,306
	Ameren Corp.	108,730	7,092
	Entergy Corp.	80,632	6,940
	Evergy Inc.	117,235	6,655
	CenterPoint Energy Inc.	223,573	6,312
	CMS Energy Corp.	126,186	6,265
*	Alliant Energy Corp.	105,034	4,438
	AES Corp.	294,946	4,265
	Pinnacle West Capital Corp.	49,895	4,251
	NiSource Inc.	164,603	4,173
*	Vistra Energy Corp.	180,088	4,122
*	PG&E Corp.	115,172	2,735
	Avangrid Inc.	27,645	1,385
			102,351
Total Common Stocks
(Cost $1,496,592)			1,617,237

Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
2,3	Vanguard Market Liquidity Fund, 2.530%	93,870	9,387

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 2.302%, 2/28/19	500,000	498
Total Temporary Cash Investments
(Cost $9,886)			9,885
Total Investments (100.4%)
(Cost $1,506,478)			1,627,122

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	94
Receivables for Investment Securities Sold	1,717
Receivables for Accrued Income	2,115
Receivables for Capital Shares Issued	1,033
Variation Margin Receivable—Futures Contracts	76
Total Other Assets	5,035
Liabilities
Payables for Investment Securities Purchased	(1,876)
Collateral for Securities on Loan	(4,204)
Payables for Capital Shares Redeemed	(3,854)
Payables to Vanguard	(931)
Other Liabilities	(35)
Total Liabilities	(10,900)
Net Assets (100%)
Applicable to 80,158,802 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,621,257
Net Asset Value Per Share	$20.23

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,331,396
Total Distributable Earnings (Loss)	289,861
Net Assets	1,621,257

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,974,000.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $4,204,000 of collateral received for securities on loan.

4 Securities with a value of $448,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	March 2019	25	4,156	(184)
E-mini S&P 500 Index	March 2019	1	125	(2)
				(186)

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends	30,194
Interest[1]	110
Securities Lending—Net	50
Total Income	30,354
Expenses
The Vanguard Group—Note B
Investment Advisory Services	277
Management and Administrative	2,457
Marketing and Distribution	271
Custodian Fees	39
Auditing Fees	34
Shareholders’ Reports	34
Trustees’ Fees and Expenses	1
Total Expenses	3,113
Net Investment Income	27,241
Realized Net Gain (Loss)
Investment Securities Sold[1]	144,401
Futures Contracts	(745)
Realized Net Gain (Loss)	143,656
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(339,642)
Futures Contracts	(193)
Change in Unrealized Appreciation (Depreciation)	(339,835)
Net Increase (Decrease) in Net Assets Resulting from Operations	(168,938)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $97,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,241	21,647
Realized Net Gain (Loss)	143,656	88,310
Change in Unrealized Appreciation (Depreciation)	(339,835)	175,708
Net Increase (Decrease) in Net Assets Resulting from Operations	(168,938)	285,665
Distributions
Net Investment Income	(21,762)	(19,300)
Realized Capital Gain[1]	(88,481)	(70,544)
Total Distributions	(110,243)	(89,844)
Capital Share Transactions
Issued	255,681	246,883
Issued in Lieu of Cash Distributions	110,243	89,844
Redeemed	(269,732)	(223,550)
Net Increase (Decrease) from Capital Share Transactions	96,192	113,177
Total Increase (Decrease)	(182,989)	308,998
Net Assets
Beginning of Period	1,804,246	1,495,248
End of Period	1,621,257	1,804,246

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,072,000 and $1,194,000, respectively. Short-term gain distributions are treated as ordinary income for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding Throughout Each Period			Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.72	$21.11	$20.76	$22.49	$20.77
Investment Operations
Net Investment Income	.343[1]	.292[1]	.280	.291	.266
Net Realized and Unrealized Gain (Loss) on Investments	(2.386)	3.575	1.814	(.552)	2.446
Total from Investment Operations	(2.043)	3.867	2.094	(.261)	2.712
Distributions
Dividends from Net Investment Income	(.286)	(.270)	(.292)	(.268)	(.200)
Distributions from Realized Capital Gains	(1.161)	(.987)	(1.452)	(1.201)	(.792)
Total Distributions	(1.447)	(1.257)	(1.744)	(1.469)	(.992)
Net Asset Value, End of Period	$20.23	$23.72	$21.11	$20.76	$22.49

Total Return	-9.33%	19.08%	11.11%	-1.43%	13.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,621	$1,804	$1,495	$1,363	$1,364
Ratio of Total Expenses to Average Net Assets	0.17%	0.19%	0.19%	0.19%	0.24%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.32%	1.40%	1.35%	1.29%
Portfolio Turnover Rate	21%	18%	21%	23%	16%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Notes to Financial Statements

Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net

Mid-Cap Index Portfolio

amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $94,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,617,237	—	—
Temporary Cash Investments	9,387	498	—
Futures Contracts—Assets[1]	76	—	—
Total	1,626,700	498	—

1 Represents variation margin on the last day of the reporting period.

Mid-Cap Index Portfolio

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	31,322
Undistributed Long-Term Gains	138,701
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	120,644

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,506,478
Gross Unrealized Appreciation	314,100
Gross Unrealized Depreciation	(193,456)
Net Unrealized Appreciation (Depreciation)	120,644

E.  During the year ended December 31, 2018, the portfolio purchased $399,165,000 of investment securities and sold $383,381,000 of investment securities, other than temporary cash investments.

The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2018, such purchases and sales were $38,682,000 and $80,488,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	11,048	11,082
Issued in Lieu of Cash Distributions	4,812	4,272
Redeemed	(11,768)	(10,126)
Net Increase (Decrease) in Shares Outstanding	4,092	5,228

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 43% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Mid-Cap Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Mid Cap Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $85,409,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 75.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Moderate Allocation Portfolio

For the 12 months ended December 31, 2018, the Moderate Allocation Portfolio returned –4.94%, a bit below the –4.38% return of its composite benchmark index. Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks of all sizes slid

The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of VVIF portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: VVIF Equity Index Portfolio (30%), VVIF Total Bond Market Index Portfolio (28%), Vanguard Total International Stock Index Fund (24%), Vanguard Total International Bond Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

In the U.S. equity markets, large-capitalization stocks surpassed their small-cap counterparts, and growth stocks exceeded value. The Equity Index Portfolio, which focuses on large-caps, returned between –4% and –5%; the Extended Market Index Fund, which concentrates on mid- and small-cap stocks, returned about –9%.

Seven of the 11 sectors in the Equity Index Portfolio recorded negative returns for the period. Financial stocks were among those detracting most from the portfolio’s performance; returns for this sector were in the negative double digits. Although interest rates have risen from their rock-bottom lows in recent years, moderated expectations for aggressive hikes have curbed the appeal of banks and other financial companies that depend on interest.

Industrials, energy, and materials also posted double-digit declines. Falling oil prices set back energy firms. The only sectors that managed positive results were health care, information technology, consumer discretionary, and utilities. Utility stocks tend to be seen as a safe haven when the broad market turns more volatile.

Vanguard Total International Stock Index Fund returned about –14% as emerging markets stocks slightly outperformed their counterparts in the Pacific region and Europe. From a currency standpoint, the U.S. dollar strengthened against all of the world’s major currencies aside from the Japanese yen. The dollar’s upturn curbed returns from most international holdings.

Bond markets saw volatility despite solid fundamentals

The Total Bond Market Index Portfolio, which represents the overall U.S. bond market, returned –0.21%. Despite a solid macroeconomic backdrop, the markets experienced patches of volatility. Escalating trade tensions (especially with China), rising interest rates, and the pace of growth at home and abroad all led to investor skittishness at times.

The yield of the benchmark 10-year Treasury note closed December at 2.68%, up from 2.41% a year earlier. Mortgage-backed securities outpaced Treasuries and corporate bonds; corporate bonds fared worst, returning –2.50%.

Vanguard Total International Bond Index Fund returned about 3% as bonds of higher credit quality with longer maturities performed better than other foreign bonds.

Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$950.43	$0.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.12%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
Moderate Allocation Portfolio	-4.94%	4.63%	7.21%	$16,510
Moderate Allocation Composite Index[2]	-4.38	4.90	7.44	16,769
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	12.75	23,724

1 October 19, 2011.

2 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.

See Financial Highlights for dividend and capital gains information.

Moderate Allocation Portfolio

Underlying Vanguard Funds

As of December 31, 2018

Vanguard Variable Insurance Fund— Equity Index Portfolio	30.3%
Vanguard Variable Insurance Fund— Total Bond Market Index Fund	27.4
Vanguard Total International Stock Index Fund Admiral Shares	24.3
Vanguard Total International Bond Index Fund Admiral Shares	12.1
Vanguard Extended Market Index Fund Admiral Shares	5.9

Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.2%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	3,189,082	121,281
Vanguard Extended Market Index Admiral Shares	310,384	23,496
144,777
International Stock Fund (24.3%)
Vanguard Total International Stock Index Fund Admiral Shares	3,833,227	97,249

U.S. Bond Fund (27.4%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	9,502,612	109,660

International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Admiral Shares	2,220,121	48,154
Total Investment Companies (Cost $404,447)	399,840
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 2.530% (Cost $69)	690	69
Total Investments (100.0%) (Cost $404,516)	399,909
Other Assets and Liabilities (0.0%)
Other Assets	315
Liabilities	(472)
(157)
Net Assets (100%)
Applicable to 15,108,827 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	399,752
Net Asset Value Per Share	$26.46

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	399,909
Receivables for Investment Securities Sold	315
Total Assets	400,224
Liabilities
Payables for Capital Shares Redeemed	472
Total Liabilities	472
Net Assets	399,752

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	384,491
Total Distributable Earnings (Loss)	15,261
Net Assets	399,752

• See Note A in Notes to Financial Statements.

1   Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	9,377
Net Investment Income—Note B	9,377
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,190
Affiliated Investment Securities Sold	8,315
Realized Net Gain (Loss)	10,505
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(41,100)
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,218)

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,377	8,087
Realized Net Gain (Loss)	10,505	13,095
Change in Unrealized Appreciation (Depreciation)	(41,100)	25,632
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,218)	46,814
Distributions
Net Investment Income	(7,930)	(6,291)
Realized Capital Gain[1]	(13,085)	(6,972)
Total Distributions	(21,015)	(13,263)
Capital Share Transactions
Issued	77,289	90,702
Issued in Lieu of Cash Distributions	21,015	13,262
Redeemed	(50,345)	(37,834)
Net Increase (Decrease) from Capital Share Transactions	47,959	66,130
Total Increase (Decrease)	5,726	99,681
Net Assets
Beginning of Period	394,026	294,345
End of Period	399,752	394,026

1   Includes fiscal 2018 and 2017 short-term gain distributions totaling $223,000 and $582,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.35	$26.67	$25.80	$26.63	$25.72
Investment Operations
Net Investment Income[1]	.634	.657	.581	.499	.521
Capital Gain Distributions Received	.148	.309	.182	.282	.172
Net Realized and Unrealized Gain (Loss) on Investments	(2.142)	2.863	1.112	(.809)	1.066
Total from Investment Operations	(1.360)	3.829	1.875	(.028)	1.759
Distributions
Dividends from Net Investment Income	(.577)	(.545)	(.439)	(.417)	(.370)
Distributions from Realized Capital Gains	(.953)	(.604)	(.566)	(.385)	(.479)
Total Distributions	(1.530)	(1.149)	(1.005)	(.802)	(.849)
Net Asset Value, End of Period	$26.46	$29.35	$26.67	$25.80	$26.63

Total Return	-4.94%	14.80%	7.55%	-0.16%	7.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$400	$394	$294	$257	$198
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.14%	0.16%	0.16%	0.19%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.36%	2.25%	1.89%	2.00%
Portfolio Turnover Rate	20%	21%	14%	12%	9%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Notes to Financial Statements

Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Moderate Allocation Portfolio

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	9,415
Undistributed Long-term Gains	10,453
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(4,607)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	404,516
Gross Unrealized Appreciation	11,622
Gross Unrealized Depreciation	(16,229)
Net Unrealized Appreciation (Depreciation)	(4,607)

E.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	2,733	3,251
Issued in Lieu of Cash Distributions	748	498
Redeemed	(1,799)	(1,359)
Net Increase (Decrease) in Shares Outstanding	1,682	2,390

Moderate Allocation Portfolio

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec, 31,		Proceeds	Realized				Dec. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	2	—	69
Vanguard Extended Market	24,724	2,143	672	200	(2,899)	374	—	23,496
Vanguard Total International Bond Index Fund	47,016	7,695	6,542	483	(498)	1,469	—	48,154
Vanguard Total International Stock Index Fund	93,439	25,531	3,439	446	(18,728)	2,829	—	97,249
Vanguard Variable Insurance Fund—Equity Index Portfolio	117,180	40,173	27,334	7,302	(16,040)	2,017	1,963	121,281
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	111,545	45,474	44,308	(116)	(2,935)	2,686	227	109,660
Total	393,904	121,016	82,295	8,315	(41,100)	9,377	2,190	399,909

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Moderate Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Moderate Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $12,862,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 22.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $4,286,000 and foreign taxes paid of $230,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Moderate Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Moderate Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Moderate Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Moderate Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Moderate Allocation Portfolio or the owners of the Moderate Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Moderate Allocation Portfolio. Investors acquire the Moderate Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Moderate Allocation Portfolio. The Moderate Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Moderate Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Moderate Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Moderate Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Moderate Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Moderate Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE MODERATE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

Money Market Portfolio

For the 12 months ended December 31, 2018, the Money Market Portfolio returned 1.97%. Its performance exceeded the 1.31% average return of its variable insurance money market portfolio peers.

As of December 31, the portfolio’s 7-day SEC yield was 2.46%, up from 1.34% a year earlier. The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed.

Please note that the portfolio returns and the yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

Federal Reserve rate hikes drove short yields higher

Macroeconomic fundamentals remained positive throughout the period. The U.S. economy continued to expand, boosted by tax cuts and more government spending. The unemployment rate finished the period at 3.9% after dipping to an almost 50-year low, and inflation rose to hover near the Federal Reserve’s target of 2%.

Given this backdrop, the Fed raised rates four times over the year, which pushed its fed funds target range a full percentage point higher to 2.25%–2.5%. It also continued trimming the assets on its balance sheet, with the pace increasing to $50 billion per month in the last quarter of the year.

Short-term yields moved significantly higher in response. Longer-term yields also finished higher amid concerns that included escalations in trade tensions, political uncertainties in Europe, and the pace of growth at home and abroad.

The advisor skillfully navigated the rising-rate environment

The portfolio is managed with an emphasis on safety and liquidity above all else, resulting in a bias toward high-quality assets. The portfolio is nonetheless able to achieve competitive returns because of the persistent competitive advantage provided by its low operating costs.

The portfolio held certificates of deposit and commercial paper denominated in U.S. dollars issued by high-quality companies in the United States and abroad. The non-U.S. exposure was largely made up of securities issued by Canadian, Australian, and Swedish banks.

The portfolio also had significant exposure to floating-rate notes. Their yields reset periodically to reflect prevailing interest rates. With rates rising over the period, holding these securities helped the portfolio’s yield adjust upward more quickly than if it had held only fixed-rate instruments.

Treasuries are also a core component of the portfolio. As the supply of U.S. Treasury bills increased at times and their prices dropped, the advisor took the opportunity to further increase the portfolio’s allocation to these securities, offering safety and liquidity.

Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,011.18	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. The portfolio is only available to retail investors (natural persons). You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time. The portfolio’s SEC 7-day annualized yield as of December 31, 2018, was 2.46%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	1.97%	0.74%	0.50%	$10,507
Variable Insurance Money Market Funds Average[1]	1.31	0.35	0.19	10,191
FTSE Three-Month U.S. Treasury Bill Index	1.86	0.59	0.34	10,346

1 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Money Market Portfolio

Sector Diversification

As of December 31, 2018

Certificates of Deposit	7.9%
U.S. Commercial Paper	0.9
U.S. Government Obligations	11.8
U.S. Treasury Bills	24.6
Yankee/Foreign	53.9
Other	0.9

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Money Market Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (37.3%)
2	Federal Home Loan Bank Discount Notes	2.338%	1/2/19	4,800	4,800
2	Federal Home Loan Bank Discount Notes	2.339%	1/3/19	2,000	2,000
2	Federal Home Loan Bank Discount Notes	2.339%–2.358%	1/4/19	8,215	8,213
2	Federal Home Loan Bank Discount Notes	2.387%–2.425%	1/9/19	7,700	7,696
2	Federal Home Loan Bank Discount Notes	2.371%–2.404%	1/11/19	6,598	6,594
2	Federal Home Loan Bank Discount Notes	2.405%–2.434%	1/15/19	11,860	11,849
2	Federal Home Loan Bank Discount Notes	2.398%–2.408%	1/16/19	9,765	9,755
2	Federal Home Loan Bank Discount Notes	2.358%–2.389%	1/18/19	5,900	5,893
2	Federal Home Loan Bank Discount Notes	2.448%	1/22/19	1,940	1,937
2	Federal Home Loan Bank Discount Notes	2.396%	1/23/19	3,026	3,022
2	Federal Home Loan Bank Discount Notes	2.456%–2.479%	1/30/19	4,300	4,291
2	Federal Home Loan Bank Discount Notes	2.397%–2.457%	2/1/19	4,144	4,135
2	Federal Home Loan Bank Discount Notes	2.398%	2/6/19	3,300	3,292
2	Federal Home Loan Bank Discount Notes	2.398%–2.408%	2/8/19	18,660	18,613
2	Federal Home Loan Bank Discount Notes	2.439%	2/12/19	5,700	5,684
2	Federal Home Loan Bank Discount Notes	2.408%	2/15/19	20,000	19,940
2	Federal Home Loan Bank Discount Notes	2.460%	2/22/19	2,365	2,357
	United States Treasury Bill	2.288%–2.293%	1/8/19	22,905	22,895
	United States Treasury Bill	2.308%	1/15/19	20,205	20,186
	United States Treasury Bill	2.204%	2/7/19	10,000	9,978
	United States Treasury Bill	2.369%	2/12/19	20,000	19,945
	United States Treasury Bill	2.390%–2.394%	2/19/19	30,000	29,903
	United States Treasury Bill	2.426%	2/26/19	5,000	4,982
	United States Treasury Bill	2.384%	2/28/19	25,000	24,905
	United States Treasury Bill	2.379%	3/7/19	25,000	24,893
	United States Treasury Bill	2.329%–2.389%	3/21/19	55,036	54,754
	United States Treasury Bill	2.480%	4/4/19	5,871	5,834
	United States Treasury Bill	2.475%–2.486%	5/9/19	34,039	33,742
	United States Treasury Bill	2.496%	5/16/19	25,000	24,769
	United States Treasury Bill	2.486%–2.493%	5/23/19	34,644	34,308
	United States Treasury Note/Bond	1.500%	1/31/19	23,551	23,532
Total U.S. Government and Agency Obligations (Cost $454,697)					454,697
Commercial Paper (32.9%)
Bank Holding Company (1.0%)
3	ABN Amro Funding USA LLC	2.359%–2.369%	1/4/19	500	500
3	ABN Amro Funding USA LLC	2.764%	2/4/19	2,500	2,493
3	ABN Amro Funding USA LLC	2.779%	3/14/19	2,000	1,989
3	ABN Amro Funding USA LLC	2.809%	3/19/19	2,000	1,988
3	ABN Amro Funding USA LLC	2.810%	3/20/19	1,000	994
3	ABN Amro Funding USA LLC	2.806%	4/3/19	1,000	993
3	ABN Amro Funding USA LLC	2.806%	4/5/19	2,000	1,985
3	ABN Amro Funding USA LLC	2.807%	4/8/19	1,000	993
	Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	2.907%	4/22/19	454	450
					12,385
Finance—Auto (0.7%)
4	Toyota Motor Credit Corp.	2.605%	5/10/19	2,000	2,000
4	Toyota Motor Credit Corp.	2.605%	5/13/19	2,000	2,000
4	Toyota Motor Credit Corp.	2.685%	5/16/19	1,000	1,000
4	Toyota Motor Credit Corp.	2.756%	5/28/19	2,000	2,000
3,4	Toyota Motor Credit Corp.	2.786%	6/26/19	1,500	1,500
					8,500
Foreign Banks (19.8%)
3,4	Australia & New Zealand Banking Group Ltd.	2.500%	3/6/19	5,000	5,000
3	Australia & New Zealand Banking Group Ltd.	2.815%	4/5/19	1,000	993
3	Australia & New Zealand Banking Group Ltd.	2.826%	4/8/19	250	248
3	Australia & New Zealand Banking Group Ltd.	2.766%–2.848%	4/16/19	3,690	3,660

3,4	Australia & New Zealand Banking Group Ltd.	2.627%	6/4/19	3,500	3,500
3,4	Bank of Nova Scotia	2.587%	1/4/19	750	750
3	Bank of Nova Scotia	2.779%	3/11/19	5,000	4,973
3,4	Bank of Nova Scotia	2.656%	3/28/19	1,000	1,000
3,4	Bank of Nova Scotia	2.656%	3/28/19	1,500	1,500
3,4	Bank of Nova Scotia	2.615%	4/18/19	4,250	4,250
3,4	Bank of Nova Scotia	2.666%	4/25/19	2,000	2,000
3,4	Bank of Nova Scotia	2.774%	5/23/19	5,000	5,000
3,4	Canadian Imperial Bank of Commerce	2.670%	1/11/19	6,000	6,000
3,4	Canadian Imperial Bank of Commerce	2.695%	5/20/19	7,000	7,000
3,4	Commonwealth Bank of Australia	2.633%	2/7/19	2,250	2,250
3,4	Commonwealth Bank of Australia	2.637%	2/8/19	2,500	2,500
3,4	Commonwealth Bank of Australia	2.836%	2/25/19	3,000	3,000
3	Commonwealth Bank of Australia	2.754%	3/7/19	2,000	1,990
3,4	Commonwealth Bank of Australia	2.702%	8/30/19	10,000	9,998
3,4	Commonwealth Bank of Australia	2.590%	9/6/19	2,000	2,000
3,4	Commonwealth Bank of Australia	2.642%	9/13/19	1,000	1,000
3,4	Commonwealth Bank of Australia	2.647%	11/4/19	1,000	1,000
3,4	Commonwealth Bank of Australia	2.707%	11/8/19	3,000	3,000
3,4	Commonwealth Bank of Australia	2.844%	11/22/19	1,000	1,000
3,4	Commonwealth Bank of Australia	2.846%	11/25/19	2,000	2,000
	Credit Suisse AG (New York Branch)	2.668%	2/1/19	9,000	8,979
3	DNB Bank ASA	2.629%–2.722%	3/1/19	1,250	1,245
3	DNB Bank ASA	2.874%	3/15/19	5,000	4,971
3,4	HSBC Bank plc	2.766%	1/25/19	3,250	3,250
3,4	HSBC Bank plc	2.609%	2/1/19	4,000	4,000
3,4	HSBC Bank plc	2.690%	2/12/19	1,000	1,000
3,4	HSBC Bank plc	2.856%	2/26/19	2,500	2,500
3,4	HSBC Bank plc	2.782%	3/29/19	4,000	4,000
	ING US Funding LLC	2.760%	3/5/19	5,000	4,976
	Lloyds Bank plc	2.450%	1/7/19	500	500
4	Lloyds Bank plc	2.655%	1/17/19	1,000	1,000
4	Lloyds Bank plc	2.655%	1/18/19	1,000	1,000
4	Lloyds Bank plc	2.644%	2/22/19	1,000	1,000

Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	National Australia Bank Ltd.	2.734%–2.824%	4/1/19	1,755	1,743
3,4	National Australia Bank Ltd.	2.599%	4/2/19	8,000	8,002
3,4	National Australia Bank Ltd.	2.519%	4/5/19	500	500
3,4	National Australia Bank Ltd.	2.527%	4/9/19	500	500
3,4	National Australia Bank Ltd.	2.625%	5/16/19	1,500	1,500
3,4	National Australia Bank Ltd.	2.625%	5/17/19	5,500	5,500
3,4	National Australia Bank Ltd.	2.590%	6/12/19	7,000	7,000
3,4	National Australia Bank Ltd.	2.602%	6/13/19	3,000	2,998
3,4	National Australia Bank Ltd.	2.755%	8/16/19	1,000	1,000
3,4	National Australia Bank Ltd.	2.713%	9/6/19	3,000	3,000
3	Nordea Bank AB	2.799%	3/19/19	5,000	4,970
3,4	Royal Bank of Canada	2.669%	8/2/19	4,000	4,000
	Santander UK plc	2.592%	2/13/19	5,000	4,985
	Santander UK plc	2.755%	3/11/19	3,000	2,984
3	Skandinaviska Enskilda Banken AB	2.803%–2.934%	4/9/19	1,995	1,980
3	Skandinaviska Enskilda Banken AB	2.782%–2.884%	4/12/19	7,575	7,516
3	Societe Generale SA	2.391%	1/2/19	6,000	6,000
3	Sumitomo Mitsui Banking Corporation	2.725%	2/22/19	5,000	4,980
3	Sumitomo Mitsui Banking Corporation	2.911%	3/5/19	1,165	1,159
3	Sumitomo Mitsui Banking Corporation	2.766%	3/6/19	5,000	4,976
3	Svenska Handelsbanken AB	2.450%–2.517%	1/18/19	4,000	3,995
3	Svenska Handelsbanken AB	2.495%	3/15/19	4,000	3,980
3	Svenska Handelsbanken AB	2.913%	4/29/19	1,750	1,733
	Swedbank AB	2.633%	3/19/19	900	895
	Swedbank AB	2.881%	4/12/19	1,000	992
3	Toronto-Dominion Bank	2.501%	1/4/19	1,000	1,000
3,4	Toronto-Dominion Bank	2.657%	2/8/19	3,000	3,000
3	Toronto-Dominion Bank	2.935%	5/6/19	4,900	4,851
3,4	Toronto-Dominion Bank	2.757%	5/10/19	1,400	1,401
3,4	Toronto-Dominion Bank	2.597%	8/9/19	7,000	7,000
3,4	Toronto-Dominion Bank	2.597%	9/10/19	4,000	4,000
3,4	Toronto-Dominion Bank	2.753%	11/7/19	3,000	3,000
3,4	Westpac Banking Corp.	2.720%	6/12/19	1,500	1,500
3,4	Westpac Banking Corp.	2.632%	9/13/19	3,250	3,250
3,4	Westpac Banking Corp.	2.806%	10/28/19	6,000	6,000
3,4	Westpac Banking Corp.	2.707%	11/8/19	5,000	5,000
					240,923
Foreign Governments (9.4%)
3	Alberta (Province Of)	2.452%	1/7/19	2,705	2,704
3	Alberta (Province Of)	2.429%	1/22/19	500	499
3	Alberta (Province Of)	2.798%	3/15/19	500	497
3	Alberta (Province Of)	2.799%	3/19/19	1,250	1,243
3	Alberta (Province Of)	2.789%	3/28/19	3,000	2,980
3	Alberta (Province Of)	2.808%–2.903%	5/1/19	8,500	8,419
3	Alberta (Province Of)	2.831%–2.889%	5/13/19	3,815	3,775
3	Alberta (Province Of)	2.910%	5/24/19	2,000	1,977
3	Alberta (Province Of)	2.923%	6/3/19	1,500	1,482
3	Alberta (Province Of)	2.891%	6/5/19	1,000	988
3	CDP Financial Inc.	2.818%	5/1/19	2,000	1,981
3	CDP Financial Inc.	2.902%–2.923%	6/14/19	4,500	4,441
5	CPPIB Capital Inc.	2.378%	1/9/19	750	750
5	CPPIB Capital Inc.	2.410%	1/22/19	1,250	1,248
	Export Development Canada	2.400%	1/3/19	750	750
	Export Development Canada	2.401%	1/8/19	750	750
	Export Development Canada	2.425%	2/1/19	1,000	998
	Export Development Canada	2.410%	2/12/19	2,000	1,994
	Export Development Canada	2.420%	3/1/19	6,000	5,976
	Export Development Canada	2.421%	3/4/19	2,000	1,992
	Export Development Canada	2.410%	3/5/19	1,250	1,245
	Export Development Canada	2.410%	3/6/19	1,000	996
	Export Development Canada	2.440%	3/7/19	750	747
	Export Development Canada	2.585%	4/2/19	3,000	2,981
	Export Development Canada	2.505%	4/8/19	1,000	993
	Export Development Canada	2.506%	4/9/19	500	497
	Export Development Canada	2.536%	4/10/19	500	497
	Export Development Canada	2.536%	4/11/19	1,000	993
	Export Development Canada	2.640%	5/1/19	1,500	1,487
5	Ontario Teachers’ Finance Trust	2.538%	1/30/19	6,000	5,988
5	Ontario Teachers’ Finance Trust	2.406%–2.473%	2/8/19	750	748
5	Ontario Teachers’ Finance Trust	2.452%–2.504%	3/8/19	3,500	3,484

5	Ontario Teachers’ Finance Trust	2.539%	3/13/19	750	746
5	Ontario Teachers’ Finance Trust	2.502%	3/18/19	250	249
5	Ontario Teachers’ Finance Trust	2.562%	3/29/19	250	248
5	Ontario Teachers’ Finance Trust	2.589%	4/8/19	500	497
5	Ontario Teachers’ Finance Trust	2.877%	4/9/19	5,000	4,961
5	Ontario Teachers’ Finance Trust	2.839%	4/29/19	5,000	4,954
5	Ontario Teachers’ Finance Trust	2.824%–2.834%	5/13/19	10,000	9,898
5	Ontario Teachers’ Finance Trust	2.879%–2.923%	5/28/19	2,100	2,075
5	Ontario Teachers’ Finance Trust	2.886%	6/3/19	4,750	4,692
5	Ontario Teachers’ Finance Trust	2.855%–2.936%	6/11/19	3,000	2,962
5	PSP Capital Inc.	2.410%	1/22/19	1,000	999
5	PSP Capital Inc.	2.420%	2/27/19	1,000	996
5	PSP Capital Inc.	2.470%	3/11/19	1,000	995
5	PSP Capital Inc.	2.470%	3/12/19	1,250	1,244
5	PSP Capital Inc.	2.470%	3/13/19	500	498
5	PSP Capital Inc.	2.470%	3/14/19	1,000	995
5	PSP Capital Inc.	2.593%–2.733%	4/2/19	10,750	10,677
					113,786
Foreign Industrial (1.7%)
3	Nestle Capital Corp.	2.462%	1/7/19	1,000	1,000
3	Nestle Capital Corp.	2.410%	1/8/19	700	700
3	Nestle Capital Corp.	2.409%	1/9/19	1,000	999
3	Nestle Capital Corp.	2.409%	2/11/19	4,000	3,989
3	Nestle Capital Corp.	2.583%	4/4/19	1,500	1,490
3	Nestle Capital Corp.	2.583%	4/8/19	2,000	1,986
3	Nestle Capital Corp.	2.796%	4/18/19	2,000	1,983
	Nestle Finance International Ltd.	2.429%	2/15/19	1,000	997
	Nestle Finance International Ltd.	2.429%– 2.430%	2/20/19	2,250	2,242
	Nestle Finance International Ltd.	2.837%	4/15/19	3,000	2,976
	Nestle Finance International Ltd.	2.796%	4/18/19	1,000	992
	Toyota Credit Canada Inc.	2.819%	5/16/19	500	495
	Toyota Credit Canada Inc.	2.918%	6/10/19	500	494
	Toyota Credit Canada Inc.	2.919%	6/11/19	500	494
					20,837
Industrial (0.3%)
3	Apple Inc.	2.432%	1/3/19	1,000	1,000
	Exxon Mobil Corp.	2.412%	1/3/19	1,000	1,000
3	John Deere Canada ULC	2.727%	2/11/19	1,000	997
3	Novartis Finance Corp.	2.462%	1/3/19	1,000	1,000
					3,997
Total Commercial Paper (Cost $400,428)					400,428
Certificates of Deposit (28.1%)
Domestic Banks (6.3%)
	Citibank NA	2.490%	2/4/19	3,500	3,500
	Citibank NA	2.510%	3/14/19	1,000	1,000
	Citibank NA	2.510%	3/15/19	6,000	6,000
	Citibank NA	2.840%	4/10/19	5,000	5,000
	Citibank NA	2.920%	6/10/19	5,000	5,000
	Citibank NA	2.920%	6/12/19	2,500	2,500
4	HSBC Bank USA NA	2.924%	1/22/19	1,500	1,500
4	HSBC Bank USA NA	2.687%	2/4/19	2,750	2,750
4	HSBC Bank USA NA	2.509%	4/1/19	2,500	2,500
4	State Street Bank & Trust Co.	2.705%	4/18/19	3,000	3,000
4	State Street Bank & Trust Co.	2.649%	5/2/19	6,000	6,000
4	US Bank NA	2.784%	6/24/19	9,000	9,000
4	Wells Fargo Bank NA	2.499%	2/4/19	10,000	10,000
4	Wells Fargo Bank NA	2.530%	2/5/19	3,000	3,000
4	Wells Fargo Bank NA	2.655%	4/15/19	7,500	7,500
4	Wells Fargo Bank NA	2.629%	5/1/19	7,000	7,000
4	Wells Fargo Bank NA	2.629%	5/2/19	2,000	2,000
					77,250

Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Eurodollar Certificates of Deposit (0.1%)
	National Australia Bank Ltd.	2.400%	2/28/19	1,000	999

Yankee Certificates of Deposit (21.7%)
4	Australia & New Zealand Banking Group, Ltd. (New York Branch)	2.735%	8/15/19	500	500
4	Australia & New Zealand Banking Group, Ltd. (New York Branch)	2.750%	8/19/19	1,000	1,000
4	Australia & New Zealand Banking Group, Ltd. (New York Branch)	2.765%	11/15/19	1,000	1,000
4	Bank of Montreal (Chicago Branch)	2.599%	1/2/19	5,000	5,000
4	Bank of Montreal (Chicago Branch)	2.599%	2/1/19	6,000	6,000
4	Bank of Montreal (Chicago Branch)	2.661%	2/12/19	3,000	3,000
4	Bank of Montreal (Chicago Branch)	2.533%	3/7/19	1,000	1,000
4	Bank of Montreal (Chicago Branch)	2.625%	4/17/19	3,000	3,000
4	Bank of Montreal (Chicago Branch)	2.567%	5/9/19	4,000	4,000
4	Bank of Montreal (Chicago Branch)	2.683%	6/7/19	5,000	5,000
	Bank of Montreal (Chicago Branch)	2.900%	6/17/19	2,000	2,000
4	Bank of Montreal (Chicago Branch)	2.844%	7/24/19	6,000	6,000
4	Bank of Nova Scotia (Houston Branch)	2.819%	4/3/19	5,200	5,204
4	Bank of Nova Scotia (Houston Branch)	2.537%	4/10/19	1,750	1,750
4	Canadian Imperial Bank of Commerce (New York Branch)	2.619%	2/5/19	4,000	4,000
4	Canadian Imperial Bank of Commerce (New York Branch)	2.740%	2/19/19	5,978	5,979
4	Canadian Imperial Bank of Commerce (New York Branch)	2.547%	4/10/19	5,000	5,000
4	Canadian Imperial Bank of Commerce (New York Branch)	2.730%	7/8/19	1,000	1,000
4	Commonwealth Bank of Australia (New York Branch)	2.585%	2/15/19	1,000	1,000
4	Commonwealth Bank of Australia (New York Branch)	2.513%	3/7/19	750	750
4	Commonwealth Bank of Australia (New York Branch)	2.527%	4/8/19	1,000	1,000
4	Commonwealth Bank of Australia (New York Branch)	2.527%	4/8/19	500	500
4	Commonwealth Bank of Australia (New York Branch)	2.527%	4/9/19	800	800
4	Commonwealth Bank of Australia (New York Branch)	2.627%	6/4/19	1,000	1,000
4	Commonwealth Bank of Australia (New York Branch)	2.824%	7/24/19	1,000	1,000
4	Cooperatieve Rabobank UA	2.629%	6/3/19	1,000	1,000
4	Cooperatieve Rabobank UA	2.725%	6/17/19	3,000	3,000
4	Cooperatieve Rabobank UA	2.786%	6/28/19	1,000	1,000
	Credit Agricole Corporate & Investment Bank (New York Branch)	2.390%	1/2/19	3,500	3,500
	Credit Suisse AG (New York Branch)	2.790%	3/4/19	5,000	5,000
	Credit Suisse AG (New York Branch)	2.790%	3/5/19	5,000	5,000
	Credit Suisse AG (New York Branch)	2.860%	3/21/19	1,000	1,000
4	DNB Bank ASA (New York Branch)	2.645%	1/17/19	8,000	8,000
4	DNB Bank ASA (New York Branch)	2.645%	1/18/19	4,000	4,000
4	DNB Bank ASA (New York Branch)	2.520%	3/11/19	5,000	5,000
	DNB Bank ASA (New York Branch)	2.795%	3/20/19	3,000	3,000
	KBC Bank NV (New York Branch)	2.400%	1/4/19	5,000	5,000
	MUFG Bank Ltd. (New York Branch)	2.650%	2/22/19	8,000	8,000
	MUFG Bank Ltd. (New York Branch)	2.720%	3/13/19	4,000	4,000
	MUFG Bank Ltd. (New York Branch)	2.765%	4/1/19	5,000	5,000
	MUFG Bank Ltd. (New York Branch)	2.800%	4/8/19	6,000	6,000
4	Nordea Bank AB (New York Branch)	2.686%	2/25/19	4,500	4,500
4	Nordea Bank AB (New York Branch)	2.519%	4/5/19	5,000	4,999
4	Nordea Bank AB (New York Branch)	2.625%	5/15/19	500	500
4	Nordea Bank AB (New York Branch)	2.625%	5/17/19	7,500	7,500
	Nordea Bank AB (New York Branch)	2.860%	6/3/19	5,000	5,000
4	Nordea Bank AB (New York Branch)	2.590%	6/12/19	4,000	4,000
4	Royal Bank of Canada (New York Branch)	2.633%	1/7/19	5,000	5,000
4	Royal Bank of Canada (New York Branch)	2.619%	2/5/19	5,000	5,000
4	Royal Bank of Canada (New York Branch)	2.640%	2/11/19	5,000	5,000
4	Royal Bank of Canada (New York Branch)	2.499%	4/1/19	2,000	2,000

4	Royal Bank of Canada (New York Branch)	2.744%	4/23/19	2,000	2,000
4	Royal Bank of Canada (New York Branch)	2.610%	9/11/19	5,000	5,000
4	Royal Bank of Canada (New York Branch)	2.567%	10/4/19	5,000	5,000
4	Skandinaviska Enskilda Banken AB (New York Branch)	2.527%	4/8/19	1,000	1,000
4	Skandinaviska Enskilda Banken AB (New York Branch)	2.537%	5/9/19	5,000	5,000
4	Skandinaviska Enskilda Banken AB (New York Branch)	2.612%	5/13/19	10,000	10,000
4	Skandinaviska Enskilda Banken AB (New York Branch)	2.629%	7/1/19	3,000	3,000
4	Sumitomo Mitsui Banking Corp. (New York Branch)	2.507%	1/8/19	3,000	3,000
4	Sumitomo Mitsui Banking Corp. (New York Branch)	2.507%	1/10/19	4,000	4,000
4	Sumitomo Mitsui Banking Corp. (New York Branch)	2.670%	2/19/19	5,000	5,000
4	Sumitomo Mitsui Banking Corp. (New York Branch)	2.803%	5/2/19	4,000	4,000
4	Svenska HandelsBanken AB (New York Branch)	2.725%	2/15/19	3,000	3,000
4	Svenska HandelsBanken AB (New York Branch)	2.676%	2/28/19	5,000	5,000
4	Svenska HandelsBanken AB (New York Branch)	2.499%	4/1/19	5,000	5,000
4	Svenska HandelsBanken AB (New York Branch)	2.680%	8/6/19	3,000	3,000
4	Svenska HandelsBanken AB (New York Branch)	2.757%	11/13/19	5,000	5,000
4	Swedbank AB (New York Branch)	2.590%	7/11/19	4,000	4,000
4	Swedbank AB (New York Branch)	2.796%	7/25/19	2,500	2,500
	Toronto-Dominion Bank (New York Branch)	2.840%	5/22/19	7,000	7,000
4	Toronto-Dominion Bank (New York Branch)	2.741%	7/12/19	4,500	4,500
4	Westpac Banking Corp. (New York Branch)	2.617%	1/10/19	1,000	1,000
					264,482
Total Certificates of Deposit (Cost $342,731)					342,731
Other Notes (1.6%)
4	Bank of America NA	2.623%	1/7/19	5,978	5,978
4	Bank of America NA	2.599%	4/1/19	500	500
4	Bank of America NA	2.497%	4/4/19	1,500	1,500
4	Bank of America NA	2.580%	4/11/19	2,000	2,000
4	Bank of America NA	2.543%	5/7/19	2,000	2,000
4	Bank of America NA	2.547%	5/8/19	1,500	1,500
4	Bank of America NA	2.667%	5/10/19	2,000	2,000
4	Bank of America NA	2.715%	5/15/19	1,500	1,500
4	Bank of America NA	2.647%	6/4/19	2,000	2,000
Total Other Notes (Cost $18,978)					18,978
Taxable Municipal Bonds (0.9%)
6	New York State Housing Finance Agency Housing Revenue VRDO (Cost $11,000)	2.480%	1/7/19	11,000	11,000
Total Investments (100.8%) (Cost $1,227,834)					1,227,834

Money Market Portfolio

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	61
Receivables for Investment Securities Sold	5,000
Receivables for Accrued Income	1,054
Receivables for Capital Shares Issued	1,546
Other Assets	94
Total Other Assets	7,755
Liabilities
Payables for Investment Securities Purchased	(14,816)
Payables for Capital Shares Redeemed	(2,968)
Payables to Vanguard	(87)
Total Liabilities	(17,871)
Net Assets (100%)
Applicable to 1,217,213,383 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,217,718
Net Asset Value per Share	$1.00

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in-Capital	1,217,613
Total Distributable Earnings (Loss)	105
Net Assets	1,217,718

•        See Note A in Notes to Financial Statements.

1       Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2       The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

3       Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2018, the aggregate value of these securities was $273,177,000, representing 22.4% of net assets.

4       Adjustable-rate security based upon 1-month USD LIBOR plus spread.

5       Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate value of these securities was $59,904,000, representing 4.9% of net assets.

6       Scheduled principal and interest payments are guaranteed by bank letter of credit.

VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Interest	22,440
Total Income	22,440
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative	1,265
Marketing and Distribution	196
Custodian Fees	16
Auditing Fees	34
Shareholders’ Reports	39
Trustees’ Fees and Expenses	1
Total Expenses	1,584
Net Investment Income	20,856
Realized Net Gain (Loss) on Investment Securities Sold	(15)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,841

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,856	9,707
Realized Net Gain (Loss)	(15)	(10)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,841	9,697
Distributions
Net Investment Income	(20,856)	(9,666)
Realized Capital Gain	—	—
Total Distributions	(20,856)	(9,666)
Capital Share Transactions (at $1.00 per share)
Issued	526,395	347,263
Issued in Lieu of Cash Distributions	20,856	9,666
Redeemed	(290,715)	(360,545)
Net Increase (Decrease) from Capital Share Transactions	256,536	(3,616)
Total Increase (Decrease)	256,521	(3,585)
Net Assets
Beginning of Period	961,197	964,782
End of Period	1,217,718	961,197

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.020 [1]	.010 [1]	.005	.001	.001
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—
Total from Investment Operations	.020	.010	.005	.001	.001
Distributions
Dividends from Net Investment Income	(.020)	(.010)	(.005)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.020)	(.010)	(.005)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.97%	1.01%	0.48%	0.15%	0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,218	$961	$965	$1,217	$1,197
Ratio of Total Expenses to Average Net Assets[2]	0.15%	0.16%	0.16%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.97%	1.00%	0.46%	0.15%	0.10%

1 Calculated based on average shares outstanding.

2 Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, and 0.16% for 2014. For the years ended December 31, 2018, and 2017, there were no expense reductions.

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Notes to Financial Statements

Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $61,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Money Market Portfolio

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2018, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	130
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(25)
Net Unrealized Gains (Losses)	—

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,227,834
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	—

E.  At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 89% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

F.  Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Real Estate Index Portfolio

Real estate investment trusts (REITs) performed about the same as the U.S. stock market during the 12 months ended December 31, 2018. Vanguard Real Estate Index Portfolio returned –5.35% for the fiscal year, in line with its target index, which returned –5.22%.

The portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Fed tightening limited REITs’ appeal

In December, the Federal Reserve increased the target range for its federal funds rate by one-quarter of a percentage point, to between 2.25% and 2.5%. This was the Fed’s fourth rate hike of 2018; however, it also lowered its guidance for rate hikes in 2019.

REITs tend to lag the broader stock market when rates rise as higher interest rates raise debt-financing costs and erode profit margins. In such an environment, investors may swap REITs for income-generating investments that bear less risk. But it’s worth noting that REITs’ performance relative to the U.S. stock market improved in 2018 in part because of generally solid earnings, more attractive valuations, and reduced legislative uncertainty after the election.

As defensive stocks gained traction in the broader market beginning in the middle of the year, the types of REITs that outperformed tended to be defensive as well. Three of the 13 subsectors of the REIT market finished the period in positive territory. Health care REITs were the top performers, with a return of more than 7%, followed by residential REITs. Diversified real estate activities, real estate development, and mortgage REITs were the worst performers.

Real Estate Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
Real Estate Index Portfolio	Beginning Account Value 6/30/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Based on Actual Portfolio Return	$1,000.00	$939.89	$1.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28

1    The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Real Estate Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2018			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment
Real Estate Index Portfolio	-5.35%	7.40%	11.93%	$30,853
Real Estate Spliced Index[1]	-5.22	7.65	12.14	31,461
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

1    MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through January 18, 2018; and MSCI US Investable Market Real Estate 25/50 Index thereafter.

See Financial Highlights for dividend and capital gains information.

Real Estate Index Portfolio

Subindustry Diversification

As of December 31, 2018

Diversified REITs	4.6%
Health Care REITs	9.9
Hotel & Resort REITs	4.9
Industrial REITs	6.8
Office REITs	9.8
Residential REITs	14.0
Retail REITs	14.6
Specialized REITs	32.0
Real Estate Management and Development	3.4

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.5%)[1]
Diversified REITs (4.6%)
WP Carey Inc.	156,677	10,237
VEREIT Inc.	944,537	6,753
Liberty Property Trust	144,245	6,041
STORE Capital Corp.	180,283	5,104
PS Business Parks Inc.	20,094	2,632
Colony Capital Inc.	454,898	2,129
Empire State Realty Trust Inc.	137,660	1,959
Washington REIT	76,416	1,758
Lexington Realty Trust	210,494	1,728
American Assets Trust Inc.	31,990	1,285
* Alexander & Baldwin Inc.	66,739	1,227
Global Net Lease Inc.	69,610	1,226
Armada Hoffler Properties Inc.	47,359	666
iStar Inc.	66,612	611
Gladstone Commercial Corp.	27,732	497
One Liberty Properties Inc.	14,204	344
§ Winthrop Realty Trust	32,397	35
		44,232
Health Care REITs (9.9%)
Welltower Inc.	362,803	25,182
Ventas Inc.	347,539	20,362
HCP Inc.	457,887	12,789
Omega Healthcare Investors Inc.	195,501	6,872
Medical Properties Trust Inc.	356,656	5,735
Healthcare Trust of America Inc. Class A	202,464	5,124
Healthcare Realty Trust Inc.	122,029	3,470
National Health Investors Inc.	40,923	3,091
Sabra Health Care REIT Inc.	174,195	2,871
Physicians Realty Trust	178,841	2,867
Senior Housing Properties Trust	231,852	2,717
LTC Properties Inc.	38,616	1,610
CareTrust REIT Inc.	79,006	1,458
Universal Health Realty Income Trust	12,866	790
New Senior Investment Group Inc.	80,472	332
MedEquities Realty Trust Inc.	28,335	194
		95,464
Hotel & Resort REITs (4.9%)
Host Hotels & Resorts Inc.	723,833	12,066
Park Hotels & Resorts Inc.	196,565	5,107
Hospitality Properties Trust	160,189	3,825
Pebblebrook Hotel Trust	127,764	3,617
Apple Hospitality REIT Inc.	212,762	3,034
Ryman Hospitality Properties Inc.	45,210	3,015
Sunstone Hotel Investors Inc.	222,932	2,900
RLJ Lodging Trust	171,334	2,810
Xenia Hotels & Resorts Inc.	109,182	1,878
DiamondRock Hospitality Co.	202,563	1,839
MGM Growth Properties LLC Class A	69,165	1,827
Chesapeake Lodging Trust	58,985	1,436
Summit Hotel Properties Inc.	101,743	990
Chatham Lodging Trust	44,442	786
Hersha Hospitality Trust Class A	36,250	636
CorePoint Lodging Inc.	41,015	503
Ashford Hospitality Trust Inc.	92,316	369
Braemar Hotels & Resorts Inc.	28,916	258
		46,896
Industrial REITs (6.7%)
Prologis Inc.	614,229	36,068
Duke Realty Corp.	348,440	9,025
First Industrial Realty Trust Inc.	122,813	3,544
EastGroup Properties Inc.	35,119	3,222
Rexford Industrial Realty Inc.	89,123	2,626
STAG Industrial Inc.	102,056	2,539
Americold Realty Trust	93,628	2,391
^ Terreno Realty Corp.	57,028	2,006
Industrial Logistics Properties Trust	63,197	1,243
Monmouth Real Estate Investment Corp.	83,013	1,029
Hannon Armstrong Sustainable Infrastructure Capital Inc.	52,453	999
Innovative Industrial Properties Inc.	8,681	394
		65,086
Office REITs (9.8%)
Boston Properties Inc.	150,682	16,959
Alexandria Real Estate Equities Inc.	103,231	11,896
Vornado Realty Trust	167,181	10,370
SL Green Realty Corp.	84,578	6,689
Kilroy Realty Corp.	98,197	6,175
Douglas Emmett Inc.	157,553	5,377
Hudson Pacific Properties Inc.	153,384	4,457
Highwoods Properties Inc.	100,304	3,881
JBG SMITH Properties	111,432	3,879
Equity Commonwealth	117,267	3,519
Cousins Properties Inc.	407,552	3,220
Paramount Group Inc.	208,986	2,625
Columbia Property Trust Inc.	115,691	2,239
Brandywine Realty Trust	173,587	2,234
Piedmont Office Realty Trust Inc. Class A	124,519	2,122
Corporate Office Properties Trust	100,248	2,108
Mack-Cali Realty Corp.	88,074	1,725
Tier REIT Inc.	49,802	1,027
Easterly Government Properties Inc.	58,346	915
^ Government Properties Income Trust	97,501	670
Franklin Street Properties Corp.	104,158	649
Select Income REIT	87,257	642
NorthStar Realty Europe Corp.	43,499	633
City Office REIT Inc.	33,480	343
		94,354
Residential REITs (14.0%)
Equity Residential	359,024	23,699
AvalonBay Communities Inc.	134,696	23,444
Essex Property Trust Inc.	64,408	15,794
Mid-America Apartment Communities Inc.	110,857	10,609
UDR Inc.	260,864	10,335
Sun Communities Inc.	78,947	8,030
Equity LifeStyle Properties Inc.	82,279	7,992
Camden Property Trust	90,404	7,960
Apartment Investment & Management Co.	153,454	6,734
Invitation Homes Inc.	304,703	6,118
American Campus Communities Inc.	133,545	5,527
American Homes 4 Rent Class A	259,463	5,150
Independence Realty Trust Inc.	85,525	785
NexPoint Residential Trust Inc.	18,096	634
Investors Real Estate Trust	11,548	567
Preferred Apartment Communities Inc. Class A	38,697	544
Front Yard Residential Corp.	49,478	432
UMH Properties Inc.	32,321	383
		134,737
Retail REITs (14.6%)
Simon Property Group Inc.	301,606	50,667
Realty Income Corp.	282,612	17,816
Regency Centers Corp.	148,664	8,724
Federal Realty Investment Trust	71,732	8,467
National Retail Properties Inc.	152,978	7,421
Kimco Realty Corp.	411,446	6,028

Real Estate Index Portfolio

			Market
			Value•
		Shares	($000)
	Macerich Co.	103,476	4,478
	Brixmor Property Group Inc.	296,436	4,355
	Weingarten Realty Investors	119,244	2,958
	Spirit Realty Capital Inc.	83,892	2,957
	Taubman Centers Inc.	59,632	2,713
	Brookfield Property REIT Inc. Class A	155,343	2,501
	Retail Properties of America Inc.	213,650	2,318
	Acadia Realty Trust	79,489	1,889
	Urban Edge Properties	111,285	1,850
	Tanger Factory Outlet Centers Inc.	91,371	1,848
	Agree Realty Corp.	30,216	1,786
	Retail Opportunity Investments Corp.	109,879	1,745
	SITE Centers Corp.	153,262	1,697
	Kite Realty Group Trust	81,981	1,155
^	Seritage Growth Properties Class A	33,159	1,072
	Getty Realty Corp.	33,233	977
	RPT Realty	78,450	937
	Washington Prime Group Inc.	182,594	887
	Alexander’s Inc.	2,206	672
	Saul Centers Inc.	13,177	622
	Urstadt Biddle Properties Inc. Class A	28,850	554
	Whitestone REIT	34,725	426
^	Pennsylvania REIT	68,750	408
	Retail Value Inc.	14,600	374
^	CBL & Associates Properties Inc.	170,321	327
	Spirit MTA REIT	42,040	300
	Cedar Realty Trust Inc.	89,333	281
			141,210
Specialized REITs (32.0%)
	American Tower Corp.	430,022	68,025
	Crown Castle International Corp.	404,660	43,958
	Public Storage	152,912	30,951
	Equinix Inc.	77,559	27,344
	Digital Realty Trust Inc.	201,041	21,421
*	SBA Communications Corp. Class A	112,065	18,142
	Weyerhaeuser Co.	739,351	16,162
	Extra Space Storage Inc.	123,321	11,158
	Iron Mountain Inc.	265,522	8,606
	VICI Properties Inc.	358,742	6,737
	Gaming and Leisure Properties Inc.	197,819	6,392
	Lamar Advertising Co. Class A	82,692	5,721
	CubeSmart	181,633	5,211
	CyrusOne Inc.	96,972	5,128
	EPR Properties	72,537	4,645
	Life Storage Inc.	45,388	4,221
	Rayonier Inc.	126,423	3,501
	CoreSite Realty Corp.	33,691	2,939
	Uniti Group Inc.	163,247	2,542
	Outfront Media Inc.	136,290	2,470
	GEO Group Inc.	119,001	2,344
	CoreCivic Inc.	115,491	2,059
	PotlatchDeltic Corp.	62,621	1,981
	QTS Realty Trust Inc. Class A	49,832	1,846
	Four Corners Property Trust Inc.	65,036	1,704
	National Storage Affiliates Trust	55,001	1,455
	InfraREIT Inc.	42,428	892
	CorEnergy Infrastructure Trust Inc.	11,461	379
	Jernigan Capital Inc.	18,878	374
	CatchMark Timber Trust Inc. Class A	47,513	337
	Farmland Partners Inc.	31,769	144
			308,789
Total Equity Real Estate Investment Trusts (REITs) (Cost $1,048,156)			930,768
Real Estate Management & Development (3.4%)
*	CBRE Group Inc. Class A	314,817	12,605
	Jones Lang LaSalle Inc.	44,425	5,624
*	Howard Hughes Corp.	39,801	3,885
	Kennedy-Wilson Holdings Inc.	124,817	2,268
^	Realogy Holdings Corp.	120,671	1,772
	HFF Inc. Class A	36,272	1,203
	Newmark Group Inc. Class A	121,200	972
*,^	Redfin Corp.	47,253	681
*	Marcus & Millichap Inc.	18,478	634
	RE/MAX Holdings Inc. Class A	17,055	524
	Essential Properties Realty Trust Inc.	35,046	485
*	St. Joe Co.	34,700	457
*,^	Five Point Holdings LLC Class A	57,957	402
*	Tejon Ranch Co.	20,646	342
	RMR Group Inc. Class A	5,911	314
*	FRP Holdings Inc.	6,715	309
*,^	Altisource Portfolio Solutions SA	10,661	240
*,^	Forestar Group Inc.	10,019	139
Total Real Estate Management & Development (Cost $40,517)			32,856
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
2,3	Vanguard Market Liquidity Fund, 2.530%	20,441	2,044

		Face
		Amount
		$(000)
U.S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill, 2.194%, 1/24/19	1,000	999
Total Temporary Cash Investments (Cost $3,043)			3,043
Total Investments (100.2%) (Cost $1,091,716)			966,667

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	55
Receivables for Investment Securities Sold	51
Receivables for Accrued Income	4,923
Receivables for Capital Shares Issued	454
Variation Margin Receivable—Futures Contracts	3
Other Assets	574
Total Other Assets	6,060
Liabilities
Payables for Investment Securities Purchased	(3,356)
Collateral for Securities on Loan	(2,044)
Payables for Capital Shares Redeemed	(1,610)
Payables to Vanguard	(648)
Total Liabilities	(7,658)
Net Assets (100%)
Applicable to 83,387,429 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	965,069
Net Asset Value Per Share	$11.57

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	1,006,949
Total Distributable Earnings (Loss)	(41,880)
Net Assets	965,069

•     See Note A in Notes to Financial Statements.

*      Non-income-producing security.

§    Security value determined using significant unobservable inputs.

^     Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,888,000.

1    The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.

2    Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3    Includes $2,044,000 of collateral received for securities on loan.

4    Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Real Estate Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	March 2019	65	1,924	(133)

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends	33,266
Interest1	24
Securities Lending—Net	23
Total Income	33,313
Expenses
The Vanguard Group—Note B
Investment Advisory Services	152
Management and Administrative	2,249
Marketing and Distribution	149
Custodian Fees	18
Auditing Fees	36
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	2,627
Net Investment Income	30,686
Realized Net Gain (Loss)
Investment Securities Sold[1]	46,770
Futures Contracts	(44)
Capital Gain Distributions Received	6,596
Realized Net Gain (Loss)	53,322
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(141,493)
Futures Contracts	(128)
Change in Unrealized Appreciation (Depreciation)	(141,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,613)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $14,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,686	30,921
Realized Net Gain (Loss)	53,322	38,019
Change in Unrealized Appreciation (Depreciation)	(141,621)	(18,204)
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,613)	50,736
Distributions
Net Investment Income	(30,725)	(26,681)
Realized Capital Gain[1]	(37,675)	(47,580)
Total Distributions	(68,400)	(74,261)
Capital Share Transactions
Issued	145,927	113,956
Issued in Lieu of Cash Distributions	68,400	74,261
Redeemed	(200,093)	(180,812)
Net Increase (Decrease) from Capital Share Transactions	14,234	7,405
Total Increase (Decrease)	(111,779)	(16,120)
Net Assets
Beginning of Period	1,076,848	1,092,968
End of Period	965,069	1,076,848

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $441,000 and $786,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.14	$13.48	$13.77	$14.17	$11.87
Investment Operations
Net Investment Income	.367	1.375	1.346	.358	.307
Net Realized and Unrealized Gain (Loss)
on Investments	(1.084)	.220	.734	(.032)	3.061
Total from Investment Operations	(.717)	.595	1.080	.326	3.368
Distributions
Dividends from Net Investment Income	(.383)	(.336)	(.375)	(.251)	(.367)
Distributions from Realized Capital Gains	(.470)	(.599)	(.995)	(.475)	(.701)
Total Distributions	(.853)	(.935)	(1.370)	(.726)	(1.068)
Net Asset Value, End of Period	$11.57	$13.14	$13.48	$13.77	$14.17

Total Return	-5.35%	4.78%	8.36%	2.22%	30.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$965	$1,077	$1,093	$990	$1,009
Ratio of Total Expenses to Average Net Assets	0.26%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	3.04%	2.87%	2.55%	2.60%	3.96%
Portfolio Turnover Rate	35%	10%	14%	21%	11%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Notes to Financial Statements

Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties.

Real Estate Index Portfolio

The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

7. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $55,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Real Estate Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	963,589	—	35
Temporary Cash Investments	2,044	999	—
Futures Contracts—Assets[1]	3	—	—
Total	965,636	999	35

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	337
Total Distributable Earnings (Loss)	(337)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	36,577
Undistributed Long-Term Gains	47,116
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(125,049)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,091,716
Gross Unrealized Appreciation	47,419
Gross Unrealized Depreciation	(172,468)
Net Unrealized Appreciation (Depreciation)	(125,049)

E.  During the year ended December 31, 2018, the portfolio purchased $354,996,000 of investment securities and sold $358,849,000 of investment securities, other than temporary cash investments.

F.  Capital share transactions for each class of shares were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	12,072	8,703
Issued in Lieu of Cash Distributions	6,005	5,946
Redeemed	(16,621)	(13,812)
Net Increase (Decrease) in Shares Outstanding	1,456	837

Real Estate Index Portfolio

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 46% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G.  Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Real Estate Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Real Estate Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Real Estate Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Vanguard Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $37,234,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $35,295,000 of its capital gain dividends as 20% rate gain distributions and $1,939,000 as unrecaptured section 1250 gain distributions (25% rate gain).

Short-Term Investment-Grade Portfolio

For the 12 months ended December 31, 2018, the Short-Term Investment-Grade Portfolio returned 0.94%, slightly lagging the 1.11% return of its benchmark index, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.

As of December 31, the portfolio’s 30-day SEC yield was 3.32%, up from 2.33% a year earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

Federal Reserve rate hikes drove short yields higher

Macroeconomic fundamentals remained supportive throughout the year. The U.S. economy continued to expand, boosted by tax cuts and more government spending. The unemployment rate finished the period at 3.9% after dipping to an almost 50-year low, and inflation moved up to hover near the Federal Reserve’s target of 2%.

Given this backdrop, the Fed raised rates four times over the year, pushing its federal funds target range a full percentage point higher to 2.25%–2.5%. The Fed also continued trimming the assets on its balance sheet, with the pace picking up to $50 billion per month in the last quarter of the year.

Short-term yields moved significantly higher in response. The yield of the 2-year U.S. Treasury note rose 61 basis points over the 12 months, to 2.49%. (A basis point is one one-hundredth of a percentage point.)

Longer-term yields also finished higher. They moved up amid concerns about an escalation in trade tensions with a number of countries (notably China), political uncertainties in Europe, and the pace of growth at home and abroad. The 10-year Treasury surged above 3% toward the end of the year but finished the period up just 27 basis points at 2.68%.

In this risk-off environment, the average spread in yield between investment-grade U.S. credit bonds and risk-free U.S. Treasuries widened.

The portfolio finished a few steps behind its benchmark

There were a few pockets of underperformance. Security selection in diversified manufacturing—a subsector of industrials—disappointed. An underweight to supranational credit also detracted; this segment significantly outpaced corporate credit in 2018 as investors sought safety in higher-quality assets.

The portfolio’s duration (a measure of the price sensitivity of the holdings in the portfolio to changes in interest rates) also hindered performance somewhat.

For the purpose of diversification, the portfolio invests in some segments of the investment-grade universe that are not included in its benchmark, which consists of short-term corporate and agency sectors. Although these positions had a muted impact overall on the performance of the portfolio, its holdings in asset-backed securities and non-agency commercial mortgage-backed securities added some value.

The portfolio also had an out-of-benchmark allocation to Treasuries. These, too, benefited from investors’ desire to avoid risk.

Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•    Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,013.46	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	0.94%	1.74%	3.47%	$14,064
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	1.11	1.80	3.72	14,406
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48	14,075

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Portfolio

Sector Diversification

As of December 31, 2018

Asset-Backed/Commercial Mortgage-Backed	23.5%
Finance	26.9
Foreign	7.7
Government Mortgage-Backed	0.7
Industrial	22.9
Treasury/Agency	14.8
Utilities	3.3
Other	0.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (14.6%)
U.S. Government Securities (14.0%)
	United States Treasury Note/Bond	1.125%	1/15/19	6,800	6,796
	United States Treasury Note/Bond	1.250%	1/31/19	2,000	1,998
	United States Treasury Note/Bond	0.875%	4/15/19	7,200	7,170
	United States Treasury Note/Bond	1.625%	4/30/19	24,500	24,431
	United States Treasury Note/Bond	2.250%	2/15/21	30,741	30,578
1	United States Treasury Note/Bond	2.375%	4/15/21	60,000	59,850
2	United States Treasury Note/Bond	2.625%	7/15/21	30,000	30,113
2	United States Treasury Note/Bond	2.125%	8/15/21	41,000	40,622
1	United States Treasury Note/Bond	2.125%	9/30/21	32,500	32,195
	United States Treasury Note/Bond	2.500%	3/31/23	215	215
	United States Treasury Note/Bond	2.625%	6/30/23	1,600	1,608
	United States Treasury Note/Bond	2.875%	8/15/28	400	406
					235,982
Conventional Mortgage-Backed Securities (0.1%)
3,4,5	Fannie Mae Pool	4.000%	12/1/48–1/1/49	2,362	2,408

Nonconventional Mortgage-Backed Securities (0.5%)
3,4,6	Fannie Mae Pool	3.674%	2/1/37	11	12
3,4,7	Fannie Mae Pool	4.105%	12/1/32	5	6
3,4,7	Fannie Mae Pool	4.130%	5/1/33	33	35
3,4,7	Fannie Mae Pool	4.155%	6/1/33	30	31
3,4,6	Fannie Mae Pool	4.362%	8/1/37	10	10
3,4,7	Fannie Mae Pool	4.435%	7/1/32	6	6
3,4,6	Fannie Mae Pool	4.452%	5/1/33	7	8
3,4,6	Fannie Mae Pool	4.500%	9/1/32	5	5
3,4,6	Fannie Mae Pool	4.535%	8/1/33	44	47
3,4,6	Fannie Mae Pool	4.644%	7/1/33	84	86
3,4,8	Fannie Mae REMICS	3.544%	3/25/46	1,902	325
3,4,8	Fannie Mae REMICS	3.644%	5/25/47	2,662	444
3,4,8	Fannie Mae REMICS	3.694%	10/25/47	1,708	310
3,4,9	Fannie Mae REMICS	4.000%	3/25/43–2/25/48	1,739	395
3,4,9	Fannie Mae REMICS	4.500%	9/25/47	889	201
3,4,9	Fannie Mae REMICS	5.000%	6/25/45	1,205	240
3,4,9	Fannie Mae REMICS	5.500%	2/25/46	656	139
3,4,9	Fannie Mae REMICS	6.000%	12/25/47	771	183
3,4,9	Fannie Mae REMICS 2012-138	4.500%	12/25/42	496	122
3,4,9	Fannie Mae REMICS 2013-20	4.000%	3/25/43	602	129
3,4,9	Fannie Mae REMICS 2013-39D	4.000%	6/25/42	523	94
3,4,9	Fannie Mae REMICS 2013-43	4.000%	5/25/43	1,544	326
3,4,9	Fannie Mae REMICS 2015-22	6.000%	4/25/45	688	159
3,4,9	Fannie Mae REMICS 2015-28	4.000%	5/25/45	585	130
3,4,9	Fannie Mae REMICS 2016-3	4.000%	2/25/46	1,370	300
3,4,9	Fannie Mae REMICS 2016-3	6.000%	2/25/46	608	143
3,4,6	Freddie Mac Non Gold Pool	3.750%	1/1/33	5	5
3,4,6	Freddie Mac Non Gold Pool	3.961%	2/1/33	6	6
3,4,6	Freddie Mac Non Gold Pool	4.500%	8/1/37	31	32
3,4,7	Freddie Mac Non Gold Pool	4.629%	9/1/32	1	1
3,4,6	Freddie Mac Non Gold Pool	4.643%	9/1/32	18	18
3,4,6	Freddie Mac Non Gold Pool	4.711%	8/1/33	13	13
3,4,6	Freddie Mac Non Gold Pool	4.815%	10/1/32	7	7
3,4,8	Freddie Mac REMICS	3.695%	1/15/42–1/15/45	1,305	211
3,4,8	Freddie Mac REMICS	3.745%	12/15/47	664	124
3,4,9	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	1,919	374
3,8	Ginnie Mae REMICS	3.180%	8/20/45	1,117	163
3,8	Ginnie Mae REMICS	3.630%	9/20/46	830	153
3,8	Ginnie Mae REMICS	3.730%	9/20/47–12/20/47	5,268	872
3,9	Ginnie Mae REMICS	4.000%	3/20/42–12/20/47	3,549	651
3,9	Ginnie Mae REMICS	4.500%	3/20/43–1/20/48	4,844	1,002
3,9	Ginnie Mae REMICS	5.000%	2/20/40	1,070	231
					7,749
Total U.S. Government and Agency Obligations (Cost $245,839)					246,139
Asset-Backed/Commercial Mortgage-Backed Securities (23.3%)
3	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	100	100
3	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	310	305
3	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	2,200	2,183
3	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	590	587
3	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	570	562
3	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	1,370	1,378
3	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	1,320	1,328
3,10	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	279	279
3,10	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	80	81
3,10	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	409	408
3,10	American Homes 4 Rent 2015-SFR	3.467%	4/17/52	355	349
3,10	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	170	170
3,10	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	100	101
10	American Tower Trust #1	3.652%	3/23/28	390	389
3,10	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	428	444
3,10	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	275	289
3	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	22	22
3	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	200	201
3	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	1	1
3	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	200	201
3	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	220	222
3	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	240	238
3	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	595	588
3	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	597	596
3	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	700	708
3,10	AOA Mortgage Trust 2015-1177	2.957%	12/13/29	280	279
3,10	Applebee’s Funding LLC/IHOP Funding LLC	4.277%	9/5/44	158	157
3,10	ARL Second LLC 2014-1A	2.920%	6/15/44	336	329
3,10	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	480	485
3,10	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	240	249
3,10	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	167	167
3,10	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	730	723
3,10	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	1,120	1,109

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,10	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	100	99
3,10	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	180	178
3,10	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	320	313
3,10	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	420	425
3,10	Avis Budget Rental Car Funding AESOP LLC 2018-1A	4.730%	9/20/24	100	102
3,10	Avis Budget Rental Car Funding AESOP LLC 2018-2A	4.000%	3/20/25	950	964
3,10	BAMLL Commercial Mortgage Securities Trust 2012-PARK	2.959%	12/10/30	125	125
3	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	220	222
3	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	410	412
3	Banc of America Commercial Mortgage Trust 2015-UBS7	4.362%	9/15/48	40	40
3	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	110	109
†,3	Banc of America Funding 2006-H Trust	4.351%	9/20/46	215	204
3	BANK 2017 - BNK4	3.625%	5/15/50	250	250
3	BANK 2017 - BNK5	3.390%	6/15/60	275	270
3	BANK 2017 - BNK6	3.254%	7/15/60	330	320
3	BANK 2017 - BNK6	3.518%	7/15/60	440	435
3	BANK 2017 - BNK6	3.741%	7/15/60	80	79
3	BANK 2017 - BNK7	3.435%	9/15/60	410	402
3	BANK 2017 - BNK8	3.488%	11/15/50	840	826
3	BANK 2017 - BNK9	3.538%	11/15/54	480	474
3	BANK 2018 - BN12	4.255%	5/15/61	140	146
3	BANK 2018 - BN13	4.217%	8/15/61	350	363
3	BANK 2018 - BN15	4.407%	11/15/61	863	913
3	BANK 2018 - BNK10	3.641%	2/15/61	300	303
3	BANK 2018 - BNK10	3.688%	2/15/61	800	799
3	BANK 2018 - BN14	4.185%	9/15/60	485	505
3	BANK 2018 - BN14	4.231%	9/15/60	920	956
3	Bank of America Mortgage Trust 2002-J	4.923%	9/25/32	1	1
3,10,11	Bank of America Student Loan Trust 2010-1A	3.290%	2/25/43	222	222
	Bank of Nova Scotia	1.875%	4/26/21	450	439
†,3	Bear Stearns ARM Trust 2006-4	4.105%	10/25/36	323	301
†,3	Bear Stearns ARM Trust 2007-3	3.961%	5/25/47	248	230
3	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	100	101
3	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	450	450
3	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	160	158
3	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	250	247
3	BENCHMARK 2018-B1 Mortgage Trust	4.118%	1/15/51	390	371
3	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	1,030	1,047
3	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	470	482
3	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	390	405
3	BENCHMARK 2018-B6 Mortgage Trust	4.170%	10/10/51	669	696
3	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	1,120	1,169
3	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	252	262
3	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	390	387
3	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	170	168
3	BMW Vehicle Lease Trust 2018-1A	3.360%	3/21/22	160	161
3	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	400	393
3,11	Brazos Higher Education Authority Inc. Series 2005-3	3.022%	6/25/26	166	165
3,11	Brazos Higher Education Authority Inc. Series 2011-1	3.477%	2/25/30	300	302
3,10	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	77	76
3,10	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	149	147
3,10	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	478	483
3,10	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	242	242
3	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	164	163
3	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	150	148
3	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	70	70
3,10	Canadian Pacer Auto Receivables Trust A Series 2017	2.050%	3/19/21	210	209
3,10	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	150	149
3,10	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	220	221
3,10	Canadian Pacer Auto Receivables Trust A Series 2018	3.270%	12/19/22	180	183
3,10	Canadian Pacer Auto Receivables Trust A Series 2018	3.440%	8/21/23	80	82
3	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	150	150
3	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	170	170
3	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	40	40
3	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	140	138
3	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	80	80
3,10	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	310	307
3,10	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	210	208
3	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	1,410	1,388
3,10	CARDS II Trust 2018-2A	3.047%	4/17/23	1,080	1,079
3	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	140	140
3	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	107	106
3	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	150	150
3	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	120	119
3	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	140	139
3	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	140	138
3	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	100	99
3	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	300	297
3	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	170	168
3	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	80	79
3	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	80	79
3	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	1,039	1,035
3	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	1,910	1,896
3	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	300	296
3	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	500	496
3	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	160	157
3	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	140	141
3	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	200	202
3	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	160	162
3	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	870	874
3	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	430	437
3	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	650	657
3	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	240	244
3	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	210	214
3	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	140	143
3	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	100	102
3	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	35	33

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	40	37
3	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	710	710
3	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	380	377
3	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	465	457
3	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	165	162
3	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	356	353
3,10	CFCRE Commercial Mortgage Trust 2011-C2	5.756%	12/15/47	390	414
3	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	502	490
3,10	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	759	756
3,10	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	854	853
3	CHL Mortgage Pass-Through Trust 2003-HYB3	3.910%	11/19/33	19	20
†,3	CHL Mortgage Pass-Through Trust 2006-HYB1	3.879%	3/20/36	160	148
†,3	CHL Mortgage Pass-Through Trust 2007-HYB2	3.791%	2/25/47	181	160
3,10	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	87	87
3,10	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	160	160
3,10	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	245	245
3,10	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	375	377
3,10	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	6/15/22	120	120
3,10	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	630	637
3,10	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	129	128
3,10	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	130	129
3	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	2,365	2,346
3,10	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	52	53
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	156	155
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	191	194
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	90	94
3	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	550	566
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	154	156
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,165	1,189
3	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	570	575
3	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	310	314
3	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	130	129
3	Citigroup Commercial Mortgage Trust 2014-GC23	4.451%	7/10/47	153	150
3	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	1,400	1,399
3	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	1,233	1,246
3	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	170	173
3	Citigroup Commercial Mortgage Trust 2014-GC25	4.529%	10/10/47	20	20
3	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	770	756
3	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	1,295	1,311
3	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	880	895
3	Citigroup Commercial Mortgage Trust 2015-GC33	4.569%	9/10/58	100	97
3	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	1,135	1,112
3	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	470	463
3	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	1,005	992
3	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	240	239
3	Citigroup Commercial Mortgage Trust 2017-P8	4.271%	9/15/50	240	230
3	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	10	10
3	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	650	681
3	Citigroup Commercial Mortgage Trust 2018-C6	4.412%	11/10/51	1,100	1,169
†,3	Citigroup Mortgage Loan Trust 2007-AR8	4.274%	7/25/37	122	121
3,10	CKE Restaurants Holdings Inc. 2018-1A	5.710%	6/20/48	840	866
3,10	CLI Funding V LLC 2013-1A	2.830%	3/18/28	256	251
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	75
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	100
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	500	492
3,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	260	259
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	264	259
3	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	40	40
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	69
3	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	23	23
3	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	235	239
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	270	279
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	1,047	1,090
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	345	349
3	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	180	185
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,000	1,032
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	1,076	1,118
3	COMM 2013-CCRE13 Mortgage Trust	4.900%	11/10/46	1,300	1,310
3	COMM 2013-CCRE13 Mortgage Trust	4.900%	11/10/46	110	115
3,10	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	250	247
3,10	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	70	69
3	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	47	47
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,205	1,220
3	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	324	337
3,10	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	250	258
3,10	COMM 2013-CCRE9 Mortgage Trust	4.257%	7/10/45	280	278
3,10	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	242	245
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	328
3,10	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	435	452
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	99
3,10	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	110	109
3,10	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	980	992
3	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	50	51
3	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	420	437
3	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	185	184
3	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	450	464
3	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	260
3	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	40	40
3	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,130	1,162
3	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	650	662
3	COMM 2014-CCRE17 Mortgage Trust	4.737%	5/10/47	200	197
3	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	220	222
3	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	729	743

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	30	30
3	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	926	932
3	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,090	1,093
3	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	476
3	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	825	818
3	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	240	242
3	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	970	983
3	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	753	757
3	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	405	407
3	COMM 2015-CCRE27 Mortgage Trust	4.471%	10/10/48	825	812
3	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	195	192
3,10	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	1,032	1,032
3	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	1,000	993
3	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	414	416
3	CSAIL 2015-C3 Commercial Mortgage Trust	4.356%	8/15/48	240	236
3	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	968	979
3	CSAIL 2016-C5 Commercial Mortgage Trust	4.537%	11/15/48	220	217
3	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,190	1,173
3	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	525	513
3	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	820	849
3,10	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	530	530
3	DBGS Mortgage Trust 2018-C1	4.466%	10/15/51	1,310	1,381
3	DBJPM 16-C1 Mortgage Trust	3.350%	5/10/49	60	54
3	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	730	713
3,10,12	DELAM 2018-1	3.163%	11/19/25	500	500
3,10	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	199	198
3,10	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	250	248
3,10	Dell Equipment Finance Trust 2018-2	3.370%	10/22/23	230	231
3,10	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	1,240	1,249
3,10	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	300	304
10	DNB Boligkreditt AS	2.500%	3/28/22	360	355
3,10	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	680	672
3,10	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	3	3
3,10	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	140	141
3,10	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	174	174
3,10	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	282	283
3,10	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	105	105
3,10	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	750	756
3,10	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	43	44
3,10	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	480	486
3,10	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	540	546
3	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	60	60
3	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	286	286
3	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	640	638
3	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	580	579
3	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	880	882
3	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	620	625
3	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	1,010	1,011
3	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	1,000	1,002
3	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	530	537
3	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	500	504
3	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	480	486
3	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	660	671
3,10,12	Edsouth Indenture No 9 LLC 2015-1	3.306%	10/25/56	428	428
3,10	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	760	765
3,10	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	305	305
3,10	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	560	563
3,10	Enterprise Fleet Financing LLC Series 2018-3	3.550%	5/20/24	420	427
3,4,12	Fannie Mae Connecticut Avenue Securities 2016-C04	3.956%	1/25/29	58	58
3,4,12	Fannie Mae Connecticut Avenue Securities 2016-C05	3.856%	1/25/29	14	14
3,4	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	489	477
†,3	First Horizon Mortgage Pass-Through Trust 2006-AR3	3.815%	11/25/36	100	91
†,3	First Horizon Mortgage Pass-Through Trust 2006-AR4	4.304%	1/25/37	218	195
3,12	First National Master Note Trust 2017-2	2.895%	10/16/23	450	449
3,10	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	144	144
3,10	Flagship Credit Auto Trust 2018-1	3.410%	5/15/23	341	342
3	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	750	744
3	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	220	218
3	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	190	190
3	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	350	350
3	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	1,110	1,116
3	Ford Credit Auto Lease Trust 2018-B	3.300%	2/15/22	390	393
3,10	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	620	618
3,10	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	260	259
3,10	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	580	576
3,10	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	140	139
3	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	295	294
3	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	135	135
3,10	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	1,500	1,487
3	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	170	168
3,10	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	660	650
3,10	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	1,700	1,659
3,10	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	650	641
3,10	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	990	964
3,10	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	180	175
3,10	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	370	361
3,10	Ford Credit Auto Owner Trust 2018-1	3.190%	7/15/31	2,580	2,560
3,10	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	890	900
3,10	Ford Credit Auto Owner Trust 2018-2	3.610%	1/15/30	530	537
3,10	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	240	242
3	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	1,150	1,150
3	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	450	457
3,10	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	810	797
3	Ford Credit Floorplan Master Owner Trust A Series 2014-2	2.310%	2/15/21	100	100
3	Ford Credit Floorplan Master Owner Trust A Series 2015-5	2.390%	8/15/22	600	593
3	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	1,560	1,536
3	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	2,390	2,383
3	Ford Credit Floorplan Master Owner Trust A Series 2018-3 A1	3.520%	10/15/23	1,830	1,850
3,4,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2	4.706%	10/25/28	107	108
3,4,12	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3	4.506%	12/25/28	177	178
3,4,10	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.745%	2/25/48	336	332
3,4,10	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.819%	5/25/48	307	310
3,4,10	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI3	4.167%	8/25/48	220	220

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,4,10	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI4	4.461%	11/25/48	330	330
3,10	FRS I LLC 2013-1A	1.800%	4/15/43	10	10
3,10	FRS I LLC 2013-1A	3.080%	4/15/43	481	480
3	GE Capital Credit Card Master Note Trust	2.220%	1/15/22	1,200	1,200
3	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	150	150
3	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	380	377
3	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	130	129
3	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	210	208
3	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	130	129
3	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	880	879
3	GM Financial Automobile Leasing Trust 2018-3	3.180%	6/21/21	790	792
3	GM Financial Automobile Leasing Trust 2018-3	3.300%	7/20/22	160	161
3,10	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	220	216
3,10	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	70	69
3	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	250	253
3	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	250	254
†,3	GMACM Mortgage Loan Trust 2005-AR6	4.278%	11/19/35	44	42
3,10	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	290	289
3,10	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	220	220
3,10	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	1,430	1,410
3,10	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	440	435
3,10	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	240	238
3,10	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	1,530	1,529
3,10	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	1,345	1,326
3,10	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	1,610	1,595
3,10	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	4,100	4,073
3,10	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	2,720	2,764
3,10,11	Gosforth Funding 2018-1A plc	3.139%	8/25/60	515	514
3,10	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	500	501
3,10	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.600%	6/15/21	260	259
3,10	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	170	169
3,10	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	790	796
3,10	GS Mortgage Securities Trust 2010-C2	5.181%	12/10/43	100	102
3,10	GS Mortgage Securities Trust 2011-GC3	5.637%	3/10/44	70	72
3,10	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	860	853
3,10	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	25	26
3	GS Mortgage Securities Trust 2012-GCJ7	5.703%	5/10/45	210	214
3	GS Mortgage Securities Trust 2013-GC13	4.049%	7/10/46	543	563
3,10	GS Mortgage Securities Trust 2013-GC13	4.082%	7/10/46	140	136
3	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	306	306
3	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	200	198
3	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	187	190
3	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	705	728
3	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	1,015	1,054
3	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	892	921
3	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	20	20
3	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	1,107	1,133
3	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	380	384
3	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	270	276
3	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	410	409
3	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	500	498
3	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,030	1,039
3	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	930	918
3	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	675	670
3	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	300	297
3	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	99	100
3	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	888	884
3	GS Mortgage Securities Trust 2015-GC34	4.653%	10/10/48	310	303
3	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	500	474
3	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	280	289
3	GS Mortgage Securities Trust 2018-GS9	3.992%	3/10/51	10	10
10	GTP Acquisition Partners I LLC	2.350%	6/15/20	40	39
10	GTP Acquisition Partners I LLC	3.482%	6/16/25	630	622
3,10	Hardee’s Funding HNGRY_18-1A	4.959%	6/20/48	50	51
3,10	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	481	348
3,10	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	1,090	1,092
3,10	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	200	197
3,10	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	385	380
3,10	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	110	110
3,10	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	620	609
3,10	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	610	601
3,10	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	100	99
3,10	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	137	135
3,10	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	480	485
3,10	Hilton USA Trust 2016-HHV	3.719%	11/5/38	80	79
3,10,11	Holmes Master Issuer plc 2018-1	2.796%	10/15/54	950	946
3,10,11	Holmes Master Issuer plc 2018-2A	2.856%	10/15/54	670	668
3	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	1,060	1,049
3	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	170	167
3	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	430	430
3	Honda Auto Receivables 2018-3 Owner Trust	2.950%	8/22/22	560	561
3	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	210	211
3	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	200	202

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,10	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	3,030	2,932
3,10	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	500	499
3,10	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	890	884
3,10	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	180	178
3,10	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	160	159
3,10	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	1,370	1,365
3,10	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	430	429
3,10	Hyundai Auto Lease Securitization Trust 2018-B	3.200%	6/15/22	140	140
3	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	90	89
3	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	210	209
3,10,12	Invitation Homes 2017-SFR2 Trust	3.305%	12/17/36	715	708
3,10,12	Invitation Homes 2017-SFR2 Trust	3.582%	12/17/36	250	250
3,10,12	Invitation Homes 2018-SFR1 Trust	3.155%	3/17/37	1,089	1,074
3,10,12	Invitation Homes 2018-SFR1 Trust	3.405%	3/17/37	260	258
3,10	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	358	357
3	John Deere Owner Trust 2018-B	3.230%	6/16/25	340	343
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1	4.608%	6/15/43	66	67
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	65	66
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	170	170
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	150	152
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	587	598
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.406%	8/15/46	100	104
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	70	72
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	355	357
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	368	362
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	99
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	663
3,10	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	145	144
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	934
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	170	167
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.991%	1/15/46	365	375
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	262	264
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	60	62
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	410	424
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	413
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.963%	12/15/46	550	571
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.028%	12/15/46	270	275
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	694	684
3	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	800	803
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	1,130	1,075
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	290	290
3	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	310	306
3	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	439	445
3	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.035%	7/15/45	180	183
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	330	333
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	300	310
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	93	94
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	800	826
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.927%	11/15/45	430	444
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.199%	11/15/45	340	349
3	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	497	515
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	900	928
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	300	308
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.811%	2/15/47	300	308
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.811%	2/15/47	150	150
3	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	300	302
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	590	587
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	1,030	1,030
3	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	350	344
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.551%	7/15/48	580	578
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	1,290	1,311
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	385	389
3	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	590	600
3	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	263	264
3	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	513	520
3	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	800	804
3	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	350	345
3	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	260	255
3	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	10	10
3,10,11	Lanark Master Issuer plc 2018-1A	3.097%	12/22/69	656	656
3,10,12	Lanark Master Issuer plc 2018-2A	3.073%	12/22/69	432	432
3,10	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	890	896
3,10	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	450	453
3,10	Madison Avenue Trust 2013-650M	3.843%	10/12/32	295	298
3,10,12	Master Credit Card Trust II Series 2018-1A	2.969%	7/21/24	1,490	1,491

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	MASTR Adjustable Rate Mortgages Trust 2004-3	4.209%	4/25/34	11	11
3	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	663	661
3	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	1,910	1,902
3	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	190	189
3	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	340	344
3	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2	4.385%	2/25/33	22	22
3	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4	4.428%	7/25/33	11	11
3,10	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	800	792
3,10	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	200	202
3,10	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	110	111
3	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	506	504
3	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	50
3	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	126	125
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	70	68
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.082%	7/15/46	683	706
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.085%	8/15/46	66	65
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	270	276
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.137%	8/15/46	580	603
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	172	175
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	80	83
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	206
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	128
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	59
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	590
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	464
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	466
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	799	817
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	615	633
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.912%	4/15/47	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	975	997
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	235
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.321%	6/15/47	660	668
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.754%	6/15/47	300	295
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	620	629
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	4.011%	8/15/47	160	161
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	490	501
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	450	452
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	380	381
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	560	558
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	780	769
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	90	90
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	422	427
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	420
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	1,350	1,365
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	1,338	1,345
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	2,240	2,204
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.751%	5/15/49	40	39
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	2,311	2,326
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	490	484
3	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	380	382
3	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	60	60
3,10	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	411	412
3,10	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	675	688
3,10	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	600	601
3,10	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	699	708
3	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	874	887
3	Morgan Stanley Capital I Trust 2015-UBS8	4.588%	12/15/48	350	345
3	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	133	126
3	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	720	721
3	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	140	141
3	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	180	178
3	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	440	459
3	Morgan Stanley Mortgage Loan Trust 2006-8AR	4.293%	6/25/36	100	103
3,10,12	Motor plc 2017 1A	3.036%	9/25/24	1,083	1,082
3,10	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	815	797
3,10,12	Navient Student Loan Trust 2016-3	3.356%	6/25/65	169	170
3,10,12	Navient Student Loan Trust 2016-6A	3.256%	3/25/66	610	615
3,10,12	Navient Student Loan Trust 2017-A	2.855%	12/16/58	201	201
3,10	Navient Student Loan Trust 2017-A	2.880%	12/16/58	440	429
3,10,12	Navient Student Loan Trust 2018-1	2.696%	3/25/67	291	291
3,10	Navient Student Loan Trust 2018-BA	3.430%	12/15/59	3,500	3,515
3,10	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	560	565
3,10	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	2,230	2,292
3,10	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	290	289
3,10	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	1,480	1,498
3,10	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	1,360	1,391
12	New Mexico Educational Assistance Foundation 2013-1	2.999%	1/2/25	261	258

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,10	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	370	370
3	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	630	626
3	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	220	218
3	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	380	383
3	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	960	949
3	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	540	529
3	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	340	343
3,12	Nissan Master Owner Trust Receivables Series 2017-C	2.775%	10/17/22	1,420	1,417
3,10	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	229
3,10	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	200	197
3,10,12	Pepper Residential Securities Trust 2017A-A1UA	3.487%	3/10/58	171	171
3,10,12	Pepper Residential Securities Trust 2018A-A1UA	3.371%	3/12/47	36	36
3,10,12	Pepper Residential Securities Trust 2020A-A1U1	2.955%	3/16/19	610	609
3,10,12	Pepper Residential Securities Trust
	2021-A1U	3.335%	1/16/60	1,120	1,118
3,10,12	Pepper Residential Securities Trust
	2022-A1U	3.638%	6/20/60	590	589
3,10,11	Permanent Master Issuer plc 2018-1A	2.816%	7/15/58	410	410
3,10	PFS Financing Corp 2017-B	2.220%	7/15/22	530	523
3,10,12	PFS Financing Corp. 2017-C	2.925%	10/15/21	820	820
3,10	PFS Financing Corp. 2017-D	2.400%	10/17/22	850	838
3,10	PFS Financing Corp. 2018-D	3.190%	4/17/23	370	369
3,10,12	PHEAA Student Loan Trust 2016-2A	3.456%	11/25/65	652	656
3,10	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	177	174
3,10	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	614	608
3,10	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	230	229
3,10	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	390	379
3,10	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	100	97
3,10	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	560	551
3,10	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	100	98
3,10	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	1,000	1,021
3	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	240	241
3,10,11	Resimac Premier Series 2014-1A	3.476%	12/12/45	204	202
3,10,12	Resimac Premier Series 2016-1A	3.777%	10/10/47	1,007	1,010
3,10,12	Resimac Premier Series 2018-1A	3.187%	11/10/49	915	912
3,10,12	Resimac Premier Series 2018-1NCA	3.229%	12/16/59	1,536	1,532
3,10,12	Resimac Premier Series 2018-2	3.240%	4/10/50	150	150
†,2	RFMSI Series 2006-SA2 Trust	4.907%	8/25/36	273	235
†,2	RFMSI Series 2006-SA3 Trust	5.245%	9/25/36	81	73
3	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	355	356
3	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	25	25
3	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	110	110
3	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	100	100
3	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	770	765
3	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	240	240
3	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	150	149
3	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	582	581
3	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	460	459
3	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	1,060	1,054
3	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	920	915
3	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	400	397
3	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	840	840
3	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	1,390	1,408
3	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	780	788
3	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	1,250	1,264
3,10	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	180	178
3,10	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	140	139
3,10	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	890	888
3,10	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	310	309
3,10	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	270	270
3,10	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	620	620
10	SBA Tower Trust	3.156%	10/8/20	270	268
3,10	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	67	67
3,10	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	250	248
3,10	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	270	268
3,10	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	160	161
3,10	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	230	233
3,10	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	247	247
3,10	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	177	179
3,10,12	SLM Private Education Loan Trust 2013-A	3.505%	5/17/27	78	79
3,10	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	200	199
3,10	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	90	89
3,10	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	300	297
3,10	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	140	140
3,10	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	25	25
3,10	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	100	100
3	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	110	108
3,10	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	268	264
3,10,12	SMB Private Education Loan Trust 2016-B	3.905%	2/17/32	246	251
3,10,12	SMB Private Education Loan Trust 2016-C	3.555%	9/15/34	289	291
3,10,12	SMB Private Education Loan Trust 2017-A	3.355%	9/15/34	300	300
3,10	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	490	480
3,10	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	1,450	1,451
3,10	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	770	778
3,10	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	1,010	1,015
3,10	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	197	195

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,10	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	245	240
3,10	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	155	152
3,10,12	SoFi Professional Loan Program 2016-D LLC	3.456%	1/25/39	69	69
3,10	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	50	49
3,10	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	340	336
3,10,12	SoFi Professional Loan Program 2017-C LLC	3.106%	7/25/40	42	42
3,10	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	200	196
3,10	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	603	596
3,10	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	250	246
3,10	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	527	523
3,10	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	310	302
3,10	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	687	681
3,10	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	390	385
3,10	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	780	781
3,10	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	1,600	1,633
3,10	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	1,150	1,159
10	Stadshypotek AB	2.500%	4/5/22	410	404
3	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	980	988
3	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	200	198
3	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	1,140	1,128
3	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	1,170	1,168
3	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	270	267
3	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	355	351
3	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	610	605
3	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	810	795
3	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	240	236
3	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	330	324
3,10	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	207	208
3,10	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	286	293
3,10	Taco Bell Funding LLC 2018-1	4.940%	11/25/48	350	355
3,10	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	616	614
3,10	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	3,890	3,899
3,10	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	360	362
3,10	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	230	231
3,10	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	520	520
3,10	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	130	130
3,10	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	140	141
3,10	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	100	101
3,10	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	640	643
10	Toronto-Dominion Bank	2.250%	3/15/21	60	59
3	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	70	69
3	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	2,800	2,771
3	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	190	189
3	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	360	363
3	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	840	840
3	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	360	364
3,10	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	1,320	1,302
3,10	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	1,360	1,337
3,10	Trinity Rail Leasing LP TRL_18-1	4.620%	6/17/48	740	757
3,10	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	90	89
3,10	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	1,083	1,076
3	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	30	30
3	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	280	278
3,10	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	606	609
3	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	223	220
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	150	150
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	50	50
3,10	Vantage Data Centers Issuer LLC	4.072%	2/16/43	397	402
3,10	Verizon Owner Trust 2016-2A	1.680%	5/20/21	908	903
3,10	Verizon Owner Trust 2017-2A	1.920%	12/20/21	1,240	1,227
3,10	Verizon Owner Trust 2017-3	2.060%	4/20/22	750	741
3,10	Verizon Owner Trust 2017-3	2.380%	4/20/22	430	425
3,10	Verizon Owner Trust 2017-3	2.530%	4/20/22	460	453
3,10	Verizon Owner Trust 2018-1	2.820%	9/20/22	1,850	1,845
3,10	Verizon Owner Trust 2018-1	3.050%	9/20/22	670	669
3	Verizon Owner Trust 2018-A	3.230%	4/20/23	500	503
3,10	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	297	294
3,10	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	273
3,10	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	60	60
3,10	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	80	81
3	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	530	530
3	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	220	222
3	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	220	223
3,10,12	Volvo Financial Equipment Master Owner Trust 2017-A	2.955%	11/15/22	240	241
3	WaMu Mortgage Pass-Through Certificates Series 2002-AR18 Trust	4.730%	1/25/33	6	6
3	WaMu Mortgage Pass-Through Certificates Series 2003-AR7 Trust	4.145%	8/25/33	8	8
3	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust	4.331%	9/25/33	12	12
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	700	693
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	40	40
3	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	173	177
3	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	768	798
3	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.287%	7/15/46	110	114
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	1,100	1,122
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	200	202

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	350	351
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	220	215
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	830	828
3	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	555	546
3	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	748	744
3	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	1,720	1,719
3	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	1,382	1,395
3	Wells Fargo Commercial Mortgage Trust 2015-C29	4.224%	6/15/48	270	260
3	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	486	486
3	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	420	424
3	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	350	353
3	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	270	265
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	729	744
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	275	279
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.543%	9/15/58	315	309
3	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	860	872
3	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	1,300	1,300
3	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	260	258
3	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	230	232
3	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	520	508
3	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	120	115
3	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	1,650	1,617
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	1,130	1,120
3	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	790	776
3	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	475	470
3	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	164	163
3	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	1,010	1,032
3	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	80	77
3	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	580	599
3	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	1,160	1,226
3	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	920	972
3	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	670	698
†,3	Wells Fargo Mortgage Backed Securities 2006-AR14 Trust	4.754%	10/25/36	146	140
3,10	Wendys Funding LLC 2015-1A	4.080%	6/15/45	145	145
3,10	Wendys Funding LLC 2015-1A	4.497%	6/15/45	145	146
3,10	Wendys Funding LLC 2018-1	3.573%	3/15/48	158	152
3,10	Wendys Funding LLC 2018-1	3.884%	3/15/48	238	227
10	Westpac Banking Corp.	2.100%	2/25/21	60	59
3,10	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	875	884
3,10	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	274	281
3	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	265	261
3	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	274	276
3	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	135	138
3	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	102	101
3	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	584	576
3	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	70	70
3	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	50	49
3	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	454	460
3	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	355	368
3	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	350	367
3	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	84	84
3	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	230	237
3	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	160	162
3	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	665	690
3	WFRBS Commercial Mortgage Trust 2013-C18	4.706%	12/15/46	140	146
3	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	750	764
3	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	530	549
3	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	965	993
3	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	280	282
3	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	90	87
3	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	30	30
3	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	985	999
3	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	170	170
3	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	300	290
3	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	500	506
3	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	340	349
3	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	515	520
3	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	60	61
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	1,130	1,167
3	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	264	261
3	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	410	409
3	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	220	220
3	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	130	132
3	World Omni Automobile Lease Securitization Trust 2018-A	2.830%	7/15/21	1,190	1,185

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	World Omni Automobile Lease Securitization Trust 2018-A	2.940%	5/15/23	360	360
3	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	690	693
3	World Omni Automobile Lease Securitization Trust 2018-B	3.300%	3/15/24	140	141
3,10	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	410	413
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $394,154)					392,075
Corporate Bonds (51.0%)
Finance (25.8%)
	Banking (22.7%)
10	ABN AMRO Bank NV	3.400%	8/27/21	1,600	1,599
	American Express Co.	2.200%	10/30/20	3,930	3,851
	American Express Co.	3.700%	11/5/21	2,275	2,303
	American Express Co.	3.700%	8/3/23	3,755	3,769
	American Express Credit Corp.	2.200%	3/3/20	1,045	1,034
	American Express Credit Corp.	2.250%	5/5/21	218	213
10	ANZ New Zealand International Ltd.	2.200%	7/17/20	725	713
10	ASB Bank Ltd.	3.750%	6/14/23	1,500	1,497
10	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	3,095	3,080
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	595	576
10	Banco Santander Chile	2.500%	12/15/20	2,060	2,018
	Bank of America Corp.	2.625%	10/19/20	1,082	1,070
	Bank of America Corp.	2.625%	4/19/21	3,025	2,983
3	Bank of America Corp.	2.369%	7/21/21	4,235	4,162
3	Bank of America Corp.	2.328%	10/1/21	3,630	3,559
3	Bank of America Corp.	3.124%	1/20/23	1,035	1,016
	Bank of America Corp.	3.004%	12/20/23	2,478	2,408
	Bank of America Corp.	4.125%	1/22/24	205	208
3	Bank of America Corp.	3.550%	3/5/24	2,920	2,881
	Bank of America Corp.	3.875%	8/1/25	75	74
	Bank of New York Mellon Corp.	3.450%	8/11/23	980	982
	Bank of Nova Scotia	2.228%	12/11/19	6,170	6,127
	Bank of Nova Scotia	2.150%	7/14/20	450	444
	Bank of Nova Scotia	2.500%	1/8/21	945	933
10	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	1,640	1,611
10	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,475	1,460
10	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	425	416
13	Banque Federative du Credit Mutuel SA	1.375%	12/20/21	500	628
10	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	1,375	1,333
10	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	4,600	4,602
3	Barclays plc	4.610%	2/15/23	1,125	1,115
	BB&T Corp.	2.450%	1/15/20	1,115	1,107
	BB&T Corp.	3.750%	12/6/23	970	981
10	BNP Paribas SA	3.375%	1/9/25	1,240	1,164
10	BNP Paribas SA	4.400%	8/14/28	1,030	1,002
14,15	BPCE SA	3.223%	4/24/20	430	305
15	BPCE SA	3.500%	4/24/20	700	497
	Branch Banking & Trust Co.	2.100%	1/15/20	500	495
	Branch Banking & Trust Co.	2.250%	6/1/20	2,160	2,134
	Branch Banking & Trust Co.	2.625%	1/15/22	1,340	1,314
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	740	719
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	2,465	2,472
	Capital One Financial Corp.	3.050%	3/9/22	640	625
	Citibank NA	2.100%	6/12/20	1,610	1,583
	Citibank NA	2.125%	10/20/20	5,375	5,261
	Citibank NA	2.850%	2/12/21	6,790	6,730
	Citigroup Inc.	2.450%	1/10/20	635	630
	Citigroup Inc.	2.650%	10/26/20	1,700	1,677
	Citigroup Inc.	2.700%	3/30/21	325	320
	Citigroup Inc.	2.750%	4/25/22	1,610	1,559
3	Citigroup Inc.	4.044%	6/1/24	1,270	1,276
	Comerica Inc.	3.700%	7/31/23	2,645	2,645
	Commonwealth Bank of Australia	2.300%	3/12/20	510	505
10	Commonwealth Bank of Australia	2.050%	9/18/20	1,765	1,731
	Commonwealth Bank of Australia	2.400%	11/2/20	700	690
10	Commonwealth Bank of Australia	2.000%	9/6/21	1,270	1,226
10	Commonwealth Bank of Australia	2.750%	3/10/22	2,575	2,525
10	Commonwealth Bank of Australia	2.500%	9/18/22	1,247	1,203
10	Commonwealth Bank of Australia	3.450%	3/16/23	2,808	2,798
14,15	Commonwealth Bank of Australia	3.880%	11/5/24	600	425
	Compass Bank	2.875%	6/29/22	1,580	1,514
15	Cooperatieve Rabobank UA	5.000%	7/2/20	300	216
	Cooperatieve Rabobank UA	2.750%	1/10/23	800	774
10	Cooperatieve Rabobank UA	3.875%	9/26/23	2,000	2,009
14,15	Cooperatieve Rabobank UA	4.436%	7/2/25	400	285
3,10	Credit Suisse Group AG	4.207%	6/12/24	2,000	1,989
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	330	328
10	Danske Bank A/S	2.750%	9/17/20	572	561
16	Danske Bank A/S	0.500%	5/6/21	991	1,133
16	Danske Bank A/S	0.750%	6/2/23	100	113
10	Danske Bank A/S	3.875%	9/12/23	1,000	960
	Deutsche Bank AG	2.500%	2/13/19	176	176
	Deutsche Bank AG	3.150%	1/22/21	1,560	1,503
10	DNB Bank ASA	2.125%	10/2/20	1,770	1,735
10	Federation des Caisses Desjardins du Quebec	2.250%	10/30/20	2,155	2,119
	Fifth Third Bank	2.200%	10/30/20	1,050	1,029
	Fifth Third Bank	2.250%	6/14/21	686	670
	First Republic Bank	2.500%	6/6/22	2,170	2,101
	Goldman Sachs Group Inc.	2.550%	10/23/19	1,240	1,233
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,970	2,942
14,15	Goldman Sachs Group Inc.	3.144%	8/26/20	540	382
	Goldman Sachs Group Inc.	2.750%	9/15/20	2,068	2,046
	Goldman Sachs Group Inc.	2.600%	12/27/20	5,865	5,754
	Goldman Sachs Group Inc.	2.875%	2/25/21	7,701	7,584
	Goldman Sachs Group Inc.	2.625%	4/25/21	1,411	1,376
14,15	Goldman Sachs Group Inc.	3.355%	9/8/21	520	369
	Goldman Sachs Group Inc.	2.350%	11/15/21	1,100	1,061
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,852	1,942
	Goldman Sachs Group Inc.	3.000%	4/26/22	2,220	2,147
3	Goldman Sachs Group Inc.	2.876%	10/31/22	2,260	2,205
3	Goldman Sachs Group Inc.	2.908%	6/5/23	2,410	2,298
16	Goldman Sachs Group Inc.	1.375%	5/15/24	850	967
	Goldman Sachs Group Inc.	3.750%	5/22/25	580	556
3	Goldman Sachs Group Inc.	3.272%	9/29/25	1,505	1,409
	HSBC Holdings plc	2.950%	5/25/21	2,065	2,035
	HSBC Holdings plc	2.650%	1/5/22	1,735	1,684
3	HSBC Holdings plc	3.262%	3/13/23	3,255	3,189
	HSBC Holdings plc	3.600%	5/25/23	230	228
3,13	HSBC Holdings plc	2.175%	6/27/23	1,405	1,766
3	HSBC Holdings plc	3.033%	11/22/23	3,115	3,006
3	HSBC Holdings plc	3.950%	5/18/24	2,330	2,307
3	HSBC Holdings plc	4.292%	9/12/26	275	271
3,13	HSBC Holdings plc	2.256%	11/13/26	257	311
3,13	HSBC Holdings plc	5.875%	9/28/46	275	334
	HSBC USA Inc.	2.750%	8/7/20	1,365	1,350
	Huntington National Bank	2.375%	3/10/20	1,325	1,314
	Huntington National Bank	2.875%	8/20/20	819	813
	Huntington National Bank	2.500%	8/7/22	1,460	1,410
	Huntington National Bank	3.550%	10/6/23	1,160	1,157
10	ICICI Bank Ltd.	4.800%	5/22/19	200	201
10	ING Bank NV	2.450%	3/16/20	570	565
10	ING Bank NV	2.700%	8/17/20	93	92
	ING Groep NV	3.150%	3/29/22	830	814
11	Intesa Sanpaolo SpA	3.079%	7/17/19	3,255	3,256
10	Intesa Sanpaolo SpA	3.375%	1/12/23	1,100	1,013
10	Intesa Sanpaolo SpA	3.875%	7/14/27	800	685
	JPMorgan Chase & Co.	2.250%	1/23/20	1,602	1,586
	JPMorgan Chase & Co.	2.750%	6/23/20	2,870	2,851
	JPMorgan Chase & Co.	4.250%	10/15/20	639	650
	JPMorgan Chase & Co.	2.550%	10/29/20	2,957	2,923
	JPMorgan Chase & Co.	2.550%	3/1/21	3,031	2,985
3	JPMorgan Chase & Co.	3.514%	6/18/22	3,475	3,480
	JPMorgan Chase & Co.	2.972%	1/15/23	674	657
3	JPMorgan Chase & Co.	2.776%	4/25/23	1,965	1,906

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.700%	5/18/23	409	393
3	JPMorgan Chase & Co.	3.559%	4/23/24	2,205	2,191
3	JPMorgan Chase & Co.	4.023%	12/5/24	775	781
	JPMorgan Chase & Co.	3.125%	1/23/25	2,515	2,393
3	JPMorgan Chase & Co.	3.220%	3/1/25	2,045	1,975
	JPMorgan Chase & Co.	3.900%	7/15/25	570	565
	JPMorgan Chase & Co.	3.200%	6/15/26	880	828
3	JPMorgan Chase & Co.	3.782%	2/1/28	370	358
	KeyBank NA	2.500%	11/22/21	250	245
	Lloyds Banking Group plc	4.050%	8/16/23	1,450	1,427
3	Lloyds Banking Group plc	2.907%	11/7/23	1,800	1,702
14,15	Lloyds Banking Group plc	3.385%	3/7/25	210	142
15	Lloyds Banking Group plc	4.000%	3/7/25	760	534
	Macquarie Bank Ltd.	6.625%	4/7/21	170	180
3	Macquarie Group Ltd.	3.189%	11/28/23	460	442
3,10	Macquarie Group Ltd.	3.189%	11/28/23	480	461
	Manufacturers & Traders Trust Co.	2.050%	8/17/20	850	833
11	Manufacturers & Traders Trust Co.	3.376%	12/1/21	245	241
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	675	653
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	690	683
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	535	537
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	165	159
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	2,826	2,747
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	5,645	5,676
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	1,970	1,965
10	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	1,055	1,049
10	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	760	751
	Mizuho Bank Ltd.	2.340%	12/4/19	4,605	4,584
	Mizuho Financial Group Inc.	2.953%	2/28/22	715	702
	Morgan Stanley	2.450%	2/1/19	872	872
	Morgan Stanley	2.650%	1/27/20	1,122	1,114
	Morgan Stanley	2.800%	6/16/20	1,244	1,235
	Morgan Stanley	2.500%	4/21/21	1,998	1,957
	Morgan Stanley	2.625%	11/17/21	4,192	4,084
	Morgan Stanley	2.750%	5/19/22	2,020	1,959
	Morgan Stanley	3.125%	1/23/23	1,655	1,617
11	Morgan Stanley	3.811%	5/8/24	470	463
10	MUFG Bank Ltd.	2.300%	3/10/19	250	250
10	MUFG Bank Ltd.	2.300%	3/5/20	1,840	1,820
10	MUFG Bank Ltd.	2.750%	9/14/20	1,557	1,543
	National Australia Bank Ltd.	1.875%	7/12/21	2,500	2,413
	National Bank of Canada	2.150%	6/12/20	870	857
	National Bank of Canada	2.200%	11/2/20	3,765	3,689
10	Nordea Bank AB	3.750%	8/30/23	1,300	1,281
3	Oversea-Chinese Banking Corp. Ltd.	4.000%	10/15/24	400	401
	PNC Bank NA	2.300%	6/1/20	364	359
	PNC Bank NA	2.600%	7/21/20	1,135	1,125
	PNC Bank NA	2.450%	11/5/20	439	433
	PNC Bank NA	2.150%	4/29/21	352	343
	PNC Bank NA	2.550%	12/9/21	535	523
	PNC Bank NA	2.625%	2/17/22	4,309	4,211
	PNC Funding Corp.	5.125%	2/8/20	180	184
	Regions Financial Corp.	2.750%	8/14/22	225	217
	Royal Bank of Canada	2.150%	10/26/20	4,957	4,880
	Royal Bank of Canada	3.700%	10/5/23	1,605	1,607
	Santander Holdings USA Inc.	3.700%	3/28/22	1,495	1,466
	Santander Holdings USA Inc.	3.400%	1/18/23	1,310	1,258
	Santander UK plc	3.750%	11/15/21	1,250	1,250
3	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	615	599
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	2,240	2,221
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	2,755	2,734
11	Sumitomo Mitsui Banking Corp.	2.806%	10/16/20	2,060	2,052
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	1,555	1,515
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	680	660
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	995	1,004
	SunTrust Bank	2.250%	1/31/20	815	805
3	SunTrust Bank	3.525%	10/26/21	1,400	1,393
	SunTrust Bank	2.450%	8/1/22	1,365	1,315
	SunTrust Banks Inc.	2.900%	3/3/21	405	402
	Svenska Handelsbanken AB	2.450%	3/30/21	1,550	1,520
	Svenska Handelsbanken AB	1.875%	9/7/21	855	826
	Svenska Handelsbanken AB	3.900%	11/20/23	1,225	1,235
10	Swedbank AB	2.800%	3/14/22	1,295	1,270
	Synchrony Bank	3.000%	6/15/22	1,495	1,397
	Synchrony Financial	3.000%	8/15/19	1,723	1,712
	Synchrony Financial	3.700%	8/4/26	50	43
	Synchrony Financial	3.950%	12/1/27	220	185
	Toronto-Dominion Bank	1.900%	10/24/19	3,450	3,421
	Toronto-Dominion Bank	3.150%	9/17/20	5,465	5,476
	Toronto-Dominion Bank	3.250%	6/11/21	8,500	8,522
	Toronto-Dominion Bank	3.500%	7/19/23	3,200	3,216
10	UBS AG	2.200%	6/8/20	2,140	2,109
10	UBS AG	2.450%	12/1/20	5,275	5,184
10	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	405	401
10	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	1,450	1,433
10	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	951	921
10	UBS Group Funding Switzerland AG	3.491%	5/23/23	1,495	1,459
3,10	UBS Group Funding Switzerland AG	2.859%	8/15/23	1,442	1,384
3	United Overseas Bank Ltd.	3.750%	9/19/24	400	401
	US Bank NA	2.050%	10/23/20	1,799	1,766
	US Bank NA	3.450%	11/16/21	1,225	1,236
§,17	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	2.100%	7/26/21	445	431
14,15	Wells Fargo & Co.	3.235%	7/27/21	300	213
	Wells Fargo & Co.	2.625%	7/22/22	2,360	2,272
	Wells Fargo Bank NA	2.400%	1/15/20	7,615	7,548
3	Wells Fargo Bank NA	3.325%	7/23/21	7,985	7,978
	Wells Fargo Bank NA	3.625%	10/22/21	4,200	4,214
	Wells Fargo Bank NA	3.550%	8/14/23	1,960	1,953
	Westpac Banking Corp.	2.300%	5/26/20	70	69
	Westpac Banking Corp.	2.600%	11/23/20	205	203
	Westpac Banking Corp.	2.650%	1/25/21	2,180	2,152
	Westpac Banking Corp.	2.100%	5/13/21	706	686
	Westpac Banking Corp.	2.000%	8/19/21	5,400	5,226
	Westpac Banking Corp.	2.750%	1/11/23	2,710	2,633
	Westpac Banking Corp.	3.650%	5/15/23	2,280	2,294
	Westpac Banking Corp.	3.350%	3/8/27	390	375
	Zions Bancorp NA	3.500%	8/27/21	2,560	2,564

	Brokerage (0.2%)
	Jefferies Financial Group Inc.	5.500%	10/18/23	1,240	1,264
	Legg Mason Inc.	2.700%	7/15/19	140	140
§,17	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	2.750%	3/19/19	620	620
	Stifel Financial Corp.	3.500%	12/1/20	270	268
	Stifel Financial Corp.	4.250%	7/18/24	75	76
	TD Ameritrade Holding Corp.	2.950%	4/1/22	200	198
	TD Ameritrade Holding Corp.	3.625%	4/1/25	700	694

	Finance Companies (0.1%)
	Air Lease Corp.	3.500%	1/15/22	1,505	1,483
15	GE Capital Australia Funding Pty Ltd.	5.250%	9/4/20	1,150	821
10	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	445	433

	Insurance (1.8%)
	Aflac Inc.	3.625%	6/15/23	80	81
10	AIG Global Funding	2.150%	7/2/20	365	359
10	AIG Global Funding	2.700%	12/15/21	315	308
	Alleghany Corp.	5.625%	9/15/20	210	217
	American International Group Inc.	2.300%	7/16/19	142	142
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	311	323
3,16	AXA SA	3.250%	5/28/49	156	170
	AXIS Specialty Finance LLC	5.875%	6/1/20	50	51
	AXIS Specialty Finance plc	2.650%	4/1/19	350	349
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	880	873
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	124
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,156	1,132
	Chubb INA Holdings Inc.	2.300%	11/3/20	503	494
	Chubb INA Holdings Inc.	2.700%	3/13/23	140	136
16	Chubb INA Holdings Inc.	2.500%	3/15/38	1,038	1,170

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	370	366
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	80	82
10	MassMutual Global Funding II	1.950%	9/22/20	1,070	1,048
10	MassMutual Global Funding II	2.500%	10/17/22	675	653
10	MassMutual Global Funding II	2.750%	6/22/24	300	287
10	Metropolitan Life Global Funding I	2.300%	4/10/19	535	533
10	Metropolitan Life Global Funding I	1.550%	9/13/19	450	446
10	Metropolitan Life Global Funding I	2.400%	1/8/21	3,755	3,693
10	Metropolitan Life Global Funding I	1.950%	9/15/21	465	449
10	Metropolitan Life Global Funding I	3.450%	10/9/21	2,185	2,196
10	Metropolitan Life Global Funding I	3.000%	1/10/23	300	295
10	New York Life Global Funding	1.950%	2/11/20	430	425
10	New York Life Global Funding	2.900%	1/17/24	205	198
13	Pension Insurance Corp. plc	8.000%	11/23/26	340	492
10	Pricoa Global Funding I	2.550%	11/24/20	235	232
10	Pricoa Global Funding I	2.200%	6/3/21	260	254
10	Pricoa Global Funding I	2.450%	9/21/22	280	271
10	Pricoa Global Funding I	3.450%	9/1/23	900	900
10	Principal Life Global Funding II	2.204%	12/11/19	5,390	5,345
10	Principal Life Global Funding II	2.200%	4/8/20	685	678
	Progressive Corp.	3.750%	8/23/21	535	540
	Prudential Financial Inc.	7.375%	6/15/19	255	260
	Prudential Financial Inc.	4.500%	11/16/21	300	310
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	519
10	Reliance Standard Life Global Funding II	2.500%	1/15/20	1,255	1,245
10	Reliance Standard Life Global Funding II	2.375%	5/4/20	435	429
10	Reliance Standard Life Global Funding II	3.050%	1/20/21	205	204
10	Reliance Standard Life Global Funding II	3.850%	9/19/23	1,020	1,028
10	Swiss Re Treasury US Corp.	2.875%	12/6/22	230	225
	Travelers Cos. Inc.	5.900%	6/2/19	70	71
	Travelers Cos. Inc.	3.900%	11/1/20	105	106

	Real Estate Investment Trusts (1.0%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	709
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	1,120	1,077
	Brandywine Operating Partnership LP	4.100%	10/1/24	185	184
	Brixmor Operating Partnership LP	3.650%	6/15/24	580	562
	Brixmor Operating Partnership LP	3.850%	2/1/25	146	141
	Brixmor Operating Partnership LP	4.125%	6/15/26	805	776
	Camden Property Trust	2.950%	12/15/22	115	113
	Camden Property Trust	4.875%	6/15/23	50	52
	Camden Property Trust	4.250%	1/15/24	150	155
	Camden Property Trust	3.500%	9/15/24	45	45
	Camden Property Trust	4.100%	10/15/28	365	369
	Digital Realty Trust LP	3.400%	10/1/20	706	703
	Digital Realty Trust LP	3.950%	7/1/22	840	844
	ERP Operating LP	2.375%	7/1/19	125	125
	ERP Operating LP	4.750%	7/15/20	53	54
	Federal Realty Investment Trust	2.550%	1/15/21	232	229
10	Goodman Australia Industrial Fund	3.400%	9/30/26	410	389
	HCP Inc.	2.625%	2/1/20	295	293
	HCP Inc.	4.250%	11/15/23	180	180
	HCP Inc.	4.200%	3/1/24	195	195
	HCP Inc.	3.400%	2/1/25	280	264
	HCP Inc.	4.000%	6/1/25	210	206
	Healthcare Trust of America Holdings LP	2.950%	7/1/22	365	353
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	320	315
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	250	235
	Liberty Property LP	4.750%	10/1/20	260	265
	Liberty Property LP	3.750%	4/1/25	85	83
	Realty Income Corp.	5.750%	1/15/21	95	99
	Realty Income Corp.	3.250%	10/15/22	1,570	1,552
	Realty Income Corp.	3.875%	4/15/25	485	484
	Realty Income Corp.	4.125%	10/15/26	455	458
	Senior Housing Properties Trust	3.250%	5/1/19	850	848
	Simon Property Group LP	4.375%	3/1/21	175	179
	Simon Property Group LP	2.350%	1/30/22	295	287
	SITE Center Corp.	3.625%	2/1/25	74	71
	SITE Center Corp.	4.250%	2/1/26	325	320
	Ventas Realty LP	3.500%	2/1/25	80	77
	VEREIT Operating Partnership LP	3.000%	2/6/19	505	505
	VEREIT Operating Partnership LP	4.625%	11/1/25	1,790	1,793
	VEREIT Operating Partnership LP	4.875%	6/1/26	175	175
	VEREIT Operating Partnership LP	3.950%	8/15/27	5	5
	Welltower Inc.	4.125%	4/1/19	1,137	1,138
					434,438
Industrial (22.0%)
	Basic Industry (1.1%)
10	Air Liquide Finance SA	1.375%	9/27/19	1,120	1,104
10	Air Liquide Finance SA	1.750%	9/27/21	2,830	2,713
10	Air Liquide Finance SA	2.250%	9/27/23	215	203
	Airgas Inc.	2.375%	2/15/20	370	366
10	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	1,610	1,590
	DowDuPont Inc.	3.766%	11/15/20	695	702
	DowDuPont Inc.	4.205%	11/15/23	3,065	3,131
	EI du Pont de Nemours & Co.	2.200%	5/1/20	3,955	3,922
15	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	100	71
	International Flavors & Fragrances Inc.	3.400%	9/25/20	440	440
	Nutrien Ltd.	6.750%	1/15/19	1,117	1,118
	Nutrien Ltd.	6.500%	5/15/19	350	354
	Nutrien Ltd.	4.875%	3/30/20	175	178
	WestRock MWV LLC	7.375%	9/1/19	590	608
	WestRock RKT Co.	4.450%	3/1/19	965	967
	WestRock RKT Co.	4.900%	3/1/22	70	72
	WestRock RKT Co.	4.000%	3/1/23	550	543

	Capital Goods (0.8%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	200	205
10	Berry Global Inc.	4.500%	2/15/26	187	172
	Caterpillar Financial Services Corp.	1.900%	3/22/19	300	299
	Caterpillar Financial Services Corp.	1.850%	9/4/20	245	241
	Caterpillar Financial Services Corp.	2.400%	6/6/22	185	181
	Caterpillar Financial Services Corp.	3.300%	6/9/24	545	542
	CNH Industrial Capital LLC	3.375%	7/15/19	395	393
	CNH Industrial Capital LLC	4.875%	4/1/21	95	96
	CNH Industrial Capital LLC	4.200%	1/15/24	1,220	1,208
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	203
	Embraer SA	5.150%	6/15/22	250	258
3	General Electric Co.	5.000%	12/31/49	2,765	2,112
10	General Electric Co. / LJ VP Holdings LLC	3.800%	6/18/19	555	552
	John Deere Capital Corp.	2.375%	7/14/20	1,000	990
	John Deere Capital Corp.	2.450%	9/11/20	1,075	1,061
	Johnson Controls International plc	5.000%	3/30/20	550	561
	Johnson Controls International plc	4.250%	3/1/21	440	446
	Johnson Controls International plc	3.750%	12/1/21	140	141
16	Johnson Controls International plc	1.000%	9/15/23	805	921
16	Johnson Controls International plc	1.375%	2/25/25	340	384
	Raytheon Co.	4.400%	2/15/20	55	56
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	133	132
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	267	267
10,11	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.936%	7/15/21	410	408
	Spirit AeroSystems Inc.	4.600%	6/15/28	490	464
	Textron Inc.	7.250%	10/1/19	300	308
	United Rentals North America Inc.	4.625%	7/15/23	604	593
	United Rentals North America Inc.	5.500%	5/15/27	139	129
	United Rentals North America Inc.	4.875%	1/15/28	90	79

	Communication (3.3%)
	America Movil SAB de CV	5.000%	10/16/19	500	505
	America Movil SAB de CV	5.000%	3/30/20	1,610	1,638
	AT&T Inc.	5.200%	3/15/20	409	417

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CBS Corp.	2.300%	8/15/19	20	20
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	2,365	2,365
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	1,812	1,830
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	2,510	2,506
	Comcast Corp.	5.150%	3/1/20	300	307
	Comcast Corp.	3.300%	10/1/20	1,120	1,122
	Comcast Corp.	3.450%	10/1/21	5,055	5,100
	Comcast Corp.	3.125%	7/15/22	1,415	1,404
	Comcast Corp.	3.000%	2/1/24	750	732
	Comcast Corp.	3.700%	4/15/24	7,350	7,386
	Comcast Corp.	3.375%	8/15/25	420	408
	Crown Castle International Corp.	3.400%	2/15/21	900	896
	Crown Castle International Corp.	2.250%	9/1/21	200	193
	Crown Castle International Corp.	4.875%	4/15/22	200	206
	Discovery Communications LLC	2.200%	9/20/19	685	680
10	Discovery Communications LLC	2.750%	11/15/19	450	448
	Discovery Communications LLC	4.375%	6/15/21	140	142
	Discovery Communications LLC	3.300%	5/15/22	280	275
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	440	439
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	1,235	1,245
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	185	175
10	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,126	2,120
	NBCUniversal Media LLC	5.150%	4/30/20	685	704
	NBCUniversal Media LLC	4.375%	4/1/21	1,205	1,232
	NBCUniversal Media LLC	2.875%	1/15/23	850	832
	Omnicom Group Inc./Omnicom Capital Inc.	6.250%	7/15/19	125	127
	Orange SA	2.750%	2/6/19	720	720
	Qwest Corp.	6.750%	12/1/21	530	542
10	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,294
10	Sirius XM Radio Inc.	6.000%	7/15/24	525	526
10	Sky Ltd.	2.625%	9/16/19	300	298
	T-Mobile USA Inc.	6.000%	3/1/23	640	644
	T-Mobile USA Inc.	6.500%	1/15/24	290	298
	T-Mobile USA Inc.	4.500%	2/1/26	200	184
15	Telstra Corp. Ltd.	7.750%	7/15/20	400	303
	Time Warner Cable LLC	8.750%	2/14/19	395	397
	Time Warner Cable LLC	8.250%	4/1/19	555	561
	Verizon Communications Inc.	2.946%	3/15/22	1,999	1,974
	Verizon Communications Inc.	3.125%	3/16/22	3,415	3,391
	Verizon Communications Inc.	2.450%	11/1/22	100	97
	Verizon Communications Inc.	5.150%	9/15/23	3,870	4,122
	Verizon Communications Inc.	4.150%	3/15/24	300	307
	Verizon Communications Inc.	3.500%	11/1/24	985	973
	Verizon Communications Inc.	3.376%	2/15/25	160	155
	Viacom Inc.	4.500%	3/1/21	200	203
	Viacom Inc.	3.875%	12/15/21	375	376
	Viacom Inc.	4.250%	9/1/23	670	663
	Viacom Inc.	5.850%	9/1/43	800	786
	Vodafone Group plc	4.125%	5/30/25	1,080	1,066

	Consumer Cyclical (3.6%)
10	1011778 BC ULC / New Red Finance Inc.	4.625%	1/15/22	760	733
	Alibaba Group Holding Ltd.	2.500%	11/28/19	141	140
10	Alimentation Couche-Tard Inc.	2.700%	7/26/22	3,675	3,550
	American Axle & Manufacturing Inc.	7.750%	11/15/19	72	74
	American Honda Finance Corp.	3.000%	6/16/20	1,300	1,297
	American Honda Finance Corp.	1.950%	7/20/20	360	354
	American Honda Finance Corp.	2.450%	9/24/20	415	410
	American Honda Finance Corp.	3.375%	12/10/21	3,000	3,015
	American Honda Finance Corp.	3.450%	7/14/23	720	720
	American Honda Finance Corp.	3.625%	10/10/23	3,000	3,022
	AutoZone Inc.	2.875%	1/15/23	115	111
10	BMW US Capital LLC	3.250%	8/14/20	1,500	1,499
10	BMW US Capital LLC	3.100%	4/12/21	100	99
10	BMW US Capital LLC	3.450%	4/12/23	2,745	2,714
	Ford Motor Credit Co. LLC	2.597%	11/4/19	320	316
15	Ford Motor Credit Co. LLC	3.588%	6/2/20	538	381
	Ford Motor Credit Co. LLC	5.750%	2/1/21	430	438
	Ford Motor Credit Co. LLC	2.979%	8/3/22	220	203
	General Motors Co.	4.875%	10/2/23	540	541
	General Motors Financial Co. Inc.	3.100%	1/15/19	130	130
	General Motors Financial Co. Inc.	3.500%	7/10/19	700	699
	General Motors Financial Co. Inc.	2.450%	11/6/20	150	145
	General Motors Financial Co. Inc.	3.700%	11/24/20	720	714
	General Motors Financial Co. Inc.	4.200%	3/1/21	1,095	1,090
	General Motors Financial Co. Inc.	3.200%	7/6/21	1,695	1,656
	General Motors Financial Co. Inc.	4.375%	9/25/21	1,660	1,667
	General Motors Financial Co. Inc.	3.450%	4/10/22	350	335
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	95
	General Motors Financial Co. Inc.	3.250%	1/5/23	490	461
	General Motors Financial Co. Inc.	3.700%	5/9/23	475	450
	General Motors Financial Co. Inc.	4.250%	5/15/23	460	443
	General Motors Financial Co. Inc.	3.950%	4/13/24	250	234
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,800	1,636
	General Motors Financial Co. Inc.	4.350%	4/9/25	350	333
10	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	2,093	2,092
10	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	1,600	1,588
10	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	2,080	2,046
10	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	1,745	1,713
10	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	155	152
10	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	1,055	1,004
10	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	695	675
10	Hyundai Capital America	3.100%	4/5/22	175	171
13	Jaguar Land Rover Automotive plc	5.000%	2/15/22	208	245
	Lowe’s Cos. Inc.	1.150%	4/15/19	295	293
	Lowe’s Cos. Inc.	4.625%	4/15/20	460	465
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	360	357
	Mastercard Inc.	2.000%	4/1/19	225	225
10	Nissan Motor Acceptance Corp.	2.000%	3/8/19	815	812
10	Nissan Motor Acceptance Corp.	1.550%	9/13/19	60	59
10	Nissan Motor Acceptance Corp.	2.550%	3/8/21	160	156
10	Nissan Motor Acceptance Corp.	1.900%	9/14/21	355	337
10	Nissan Motor Acceptance Corp.	3.650%	9/21/21	750	748
10	Nissan Motor Acceptance Corp.	2.600%	9/28/22	100	95
10	Nissan Motor Acceptance Corp.	3.875%	9/21/23	1,825	1,815
	PACCAR Financial Corp.	2.500%	8/14/20	70	69
	TJX Cos. Inc.	2.750%	6/15/21	965	956
	TJX Cos. Inc.	2.500%	5/15/23	75	73
	Toyota Motor Corp.	3.183%	7/20/21	1,400	1,407
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	470
	Toyota Motor Credit Corp.	2.125%	7/18/19	2,425	2,415
	Toyota Motor Credit Corp.	2.200%	1/10/20	1,345	1,333
	Toyota Motor Credit Corp.	1.900%	4/8/21	90	88
	Toyota Motor Credit Corp.	2.750%	5/17/21	290	287
	Toyota Motor Credit Corp.	3.400%	9/15/21	235	236
	Toyota Motor Credit Corp.	2.700%	1/11/23	100	97
	Toyota Motor Credit Corp.	3.450%	9/20/23	2,745	2,752
	Visa Inc.	2.800%	12/14/22	520	513
10	Volkswagen Group of America Finance LLC	3.875%	11/13/20	2,505	2,520
10	Volkswagen Group of America Finance LLC	4.000%	11/12/21	1,285	1,285
16	Volkswagen Leasing GmbH	1.000%	2/16/23	1,395	1,565
	Walmart Inc.	2.350%	12/15/22	765	742
	Walmart Inc.	3.400%	6/26/23	200	202

	Consumer Noncyclical (4.3%)
	Altria Group Inc.	9.250%	8/6/19	1,714	1,775
	Altria Group Inc.	4.750%	5/5/21	941	960
	Altria Group Inc.	2.850%	8/9/22	720	691
	AmerisourceBergen Corp.	3.500%	11/15/21	300	300
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	3,556	3,496
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	238
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	4,330	4,211
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	600	619
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	550	527

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	1,380	1,337
10	Aramark Services Inc.	5.000%	2/1/28	120	112
	BAT Capital Corp.	2.297%	8/14/20	1,520	1,481
	BAT Capital Corp.	2.764%	8/15/22	695	657
	BAT Capital Corp.	3.222%	8/15/24	1,665	1,533
	Becton Dickinson & Co.	3.125%	11/8/21	900	886
	Becton Dickinson & Co.	3.363%	6/6/24	550	526
	Campbell Soup Co.	3.650%	3/15/23	1,500	1,459
	Campbell Soup Co.	3.950%	3/15/25	155	148
	Conagra Brands Inc.	4.950%	8/15/20	61	62
	Conagra Brands Inc.	3.800%	10/22/21	1,380	1,377
	Conagra Brands Inc.	4.300%	5/1/24	755	749
	CVS Health Corp.	3.350%	3/9/21	4,300	4,281
	CVS Health Corp.	2.125%	6/1/21	1,100	1,061
	CVS Health Corp.	3.700%	3/9/23	8,530	8,433
	Express Scripts Holding Co.	2.600%	11/30/20	1,100	1,079
	Express Scripts Holding Co.	4.750%	11/15/21	814	837
	Express Scripts Holding Co.	3.900%	2/15/22	600	600
	Express Scripts Holding Co.	3.050%	11/30/22	100	97
	Express Scripts Holding Co.	3.000%	7/15/23	1,200	1,152
	Express Scripts Holding Co.	3.500%	6/15/24	1,000	962
15	FBG Finance Pty Ltd.	3.750%	8/7/20	510	363
	Gilead Sciences Inc.	1.850%	9/20/19	715	709
	Gilead Sciences Inc.	4.400%	12/1/21	205	212
	Gilead Sciences Inc.	3.250%	9/1/22	192	191
	Gilead Sciences Inc.	2.500%	9/1/23	275	264
	Gilead Sciences Inc.	3.700%	4/1/24	1,150	1,142
	Gilead Sciences Inc.	5.650%	12/1/41	200	220
10	Grupo Bimbo SAB de CV	4.500%	1/25/22	300	307
	HCA Inc.	4.250%	10/15/19	585	581
	HCA Inc.	6.500%	2/15/20	545	559
	HCA Inc.	5.875%	3/15/22	120	123
10	Hologic Inc.	4.375%	10/15/25	350	326
10	Keurig Dr Pepper Inc.	3.551%	5/25/21	2,555	2,545
	Kroger Co.	2.000%	1/15/19	300	300
	Kroger Co.	2.300%	1/15/19	760	760
	Kroger Co.	6.150%	1/15/20	450	464
	Kroger Co.	2.600%	2/1/21	950	933
	Kroger Co.	2.950%	11/1/21	790	780
	Kroger Co.	2.800%	8/1/22	400	387
	McKesson Corp.	2.284%	3/15/19	750	749
	Medtronic Inc.	2.500%	3/15/20	1,165	1,159
	Newell Brands Inc.	2.600%	3/29/19	94	94
10	Pernod Ricard SA	5.750%	4/7/21	150	158
10	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	2,450	2,356
10	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	545	518
	Reynolds American Inc.	8.125%	6/23/19	1,306	1,333
	Reynolds American Inc.	4.000%	6/12/22	1,458	1,442
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	1,990	1,965
	SSM Health Care Corp.	3.688%	6/1/23	750	751
	Stryker Corp.	2.000%	3/8/19	150	150
10	Takeda Pharmaceutical Co. Ltd.	3.800%	11/26/20	1,375	1,383
10	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	4,130	4,177
	Tenet Healthcare Corp.	4.750%	6/1/20	162	161
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	710	654
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	2,100	2,072

	Energy (4.9%)
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	865	872
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	798	772
	Apache Corp.	3.625%	2/1/21	220	220
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	160	158
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	3,863	3,717
	BP Capital Markets America Inc.	4.500%	10/1/20	2,760	2,822
	BP Capital Markets America Inc.	4.742%	3/11/21	1,655	1,704
	BP Capital Markets America Inc.	3.245%	5/6/22	900	894
	BP Capital Markets America Inc.	2.520%	9/19/22	1,275	1,233
	BP Capital Markets America Inc.	2.750%	5/10/23	115	112
	BP Capital Markets America Inc.	3.216%	11/28/23	2,485	2,454
	BP Capital Markets America Inc.	3.790%	2/6/24	1,880	1,913
	BP Capital Markets plc	4.750%	3/10/19	1,260	1,264
	BP Capital Markets plc	1.676%	5/3/19	250	249
	BP Capital Markets plc	2.237%	5/10/19	3,950	3,944
	BP Capital Markets plc	2.521%	1/15/20	940	934
	BP Capital Markets plc	2.315%	2/13/20	3,320	3,289
	BP Capital Markets plc	3.062%	3/17/22	400	396
	BP Capital Markets plc	2.500%	11/6/22	820	794
	Cenovus Energy Inc.	5.700%	10/15/19	821	836
	Continental Resources Inc.	5.000%	9/15/22	1,539	1,522
	Continental Resources Inc.	4.500%	4/15/23	765	751
	Continental Resources Inc.	3.800%	6/1/24	1,675	1,583
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	500	496
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	300	296
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	300	297
	Enbridge Energy Partners LP	4.375%	10/15/20	25	25
3,11	Enbridge Energy Partners LP	6.194%	10/1/77	30	29
	Energy Transfer LP	4.150%	10/1/20	981	987
	Energy Transfer Operating LP	4.650%	6/1/21	340	343
	Energy Transfer Operating LP	5.200%	2/1/22	815	834
	Energy Transfer Operating LP	4.250%	3/15/23	134	128
	Energy Transfer Operating LP	4.200%	9/15/23	1,060	1,043
10	Eni SPA	4.000%	9/12/23	3,455	3,401
	Enterprise Products Operating LLC	2.550%	10/15/19	40	40
	Enterprise Products Operating LLC	5.200%	9/1/20	737	759
	Enterprise Products Operating LLC	3.500%	2/1/22	1,860	1,865
	EQT Corp.	2.500%	10/1/20	700	680
	EQT Corp.	4.875%	11/15/21	2,005	2,028
	EQT Corp.	3.000%	10/1/22	2,140	2,027
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	50	50
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	125	126
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	1,000	1,035
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	810	839
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	125	128
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	360	371
	Kinder Morgan Inc.	3.050%	12/1/19	40	40
10	Kinder Morgan Inc.	5.000%	2/15/21	300	308
	Kinder Morgan Inc.	3.150%	1/15/23	300	291
	Marathon Oil Corp.	2.700%	6/1/20	190	187
10	Marathon Petroleum Corp.	4.750%	12/15/23	500	513
	Nabors Industries Inc.	5.000%	9/15/20	200	192
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.750%	9/1/20	200	205
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	660	686
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	205	209
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	810	807
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	1,880	1,936
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	50	53
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	1,520	1,586
	Shell International Finance BV	2.125%	5/11/20	1,300	1,287
	Shell International Finance BV	2.250%	11/10/20	490	484
	Shell International Finance BV	1.875%	5/10/21	2,350	2,288
	Shell International Finance BV	1.750%	9/12/21	400	386
	Shell International Finance BV	2.250%	1/6/23	3,775	3,636
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	156
11	Spectra Energy Partners LP	3.451%	6/5/20	2,430	2,418
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	165	166
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	200	237
	Total Capital International SA	2.125%	1/10/19	1,130	1,130
	Total Capital International SA	2.875%	2/17/22	825	816
	Total Capital SA	4.450%	6/24/20	1,475	1,504

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Total Capital SA	4.250%	12/15/21	475	489
	TransCanada PipeLines Ltd.	3.125%	1/15/19	615	615
	TransCanada PipeLines Ltd.	2.125%	11/15/19	3,335	3,303
11	TransCanada PipeLines Ltd.	2.891%	11/15/19	3,225	3,213
	TransCanada PipeLines Ltd.	2.500%	8/1/22	565	544
	Williams Cos. Inc.	5.250%	3/15/20	1,779	1,814
	Williams Cos. Inc.	4.125%	11/15/20	175	177
	Williams Cos. Inc.	4.000%	11/15/21	395	394
	Williams Cos. Inc.	3.600%	3/15/22	670	658
	Williams Cos. Inc.	3.350%	8/15/22	125	121
	Williams Cos. Inc.	4.550%	6/24/24	245	247

	Other Industrial (0.4%)
16	Aroundtown SA	1.875%	1/19/26	400	436
13	Aroundtown SA	3.000%	10/16/29	380	440
10	CK Hutchison International 17 Ltd.	2.250%	9/29/20	2,365	2,322
10	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	2,990	3,028

	Technology (2.7%)
	Apple Inc.	2.500%	2/9/22	2,650	2,609
	Apple Inc.	2.400%	1/13/23	1,430	1,387
	Apple Inc.	2.400%	5/3/23	855	828
	Apple Inc.	3.000%	2/9/24	179	176
	Apple Inc.	3.450%	5/6/24	1,870	1,881
	Apple Inc.	2.850%	5/11/24	2,291	2,232
	Apple Inc.	2.750%	1/13/25	1,175	1,128
	Apple Inc.	3.200%	5/13/25	100	99
	Applied Materials Inc.	2.625%	10/1/20	580	576
	Baidu Inc.	2.750%	6/9/19	425	424
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	580	573
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	280	272
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	3,750	3,603
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	950	879
10	Dell International LLC / EMC Corp.	4.420%	6/15/21	3,780	3,773
10	Dell International LLC / EMC Corp.	5.450%	6/15/23	2,440	2,486
10	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	610	609
	DXC Technology Co.	2.875%	3/27/20	660	657
	DXC Technology Co.	4.250%	4/15/24	505	504
16	DXC Technology Co.	1.750%	1/15/26	460	493
10	Hewlett Packard Enterprise Co.	2.100%	10/4/19	720	712
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	2,230	2,237
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	750	766
	Marvell Technology Group Ltd.	4.200%	6/22/23	750	746
	Microsoft Corp.	2.400%	2/6/22	285	281
	Microsoft Corp.	2.875%	2/6/24	2,485	2,456
10	MSCI Inc.	5.250%	11/15/24	1,186	1,186
10	NXP BV / NXP Funding LLC	4.875%	3/1/24	1,000	1,003
	Oracle Corp.	2.500%	10/15/22	600	584
	Oracle Corp.	2.625%	2/15/23	1,348	1,311
	Oracle Corp.	3.625%	7/15/23	200	203
	Oracle Corp.	2.400%	9/15/23	600	575
	Oracle Corp.	2.950%	11/15/24	1,745	1,697
	QUALCOMM Inc.	2.600%	1/30/23	2,055	1,975
	QUALCOMM Inc.	2.900%	5/20/24	250	238
	Tyco Electronics Group SA	2.350%	8/1/19	455	453
	Tyco Electronics Group SA	4.875%	1/15/21	45	46
	Tyco Electronics Group SA	3.500%	2/3/22	375	374
	Tyco Electronics Group SA	3.450%	8/1/24	230	224
	Verisk Analytics Inc.	5.800%	5/1/21	315	331
	Verisk Analytics Inc.	4.125%	9/12/22	450	455
	VMware Inc.	2.300%	8/21/20	650	634
	VMware Inc.	2.950%	8/21/22	970	926
	Xilinx Inc.	2.125%	3/15/19	490	489

	Transportation (0.9%)
10	Air Canada	7.750%	4/15/21	1,037	1,091
3,10	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	154	156
15	Asciano Finance Ltd.	5.400%	5/12/27	230	168
15	Aurizon Network Pty Ltd.	5.750%	10/28/20	640	474
15	Aurizon Network Pty Ltd.	4.000%	6/21/24	240	170
3	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.048%	11/1/20	59	61
3	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	418	436
3	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	41	42
3,18	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	557	589
3	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	894	970
3	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	168	183
3	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	305	316
3	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	23	23
3	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	34	34
	Delta Air Lines Inc.	2.875%	3/13/20	1,168	1,164
	Delta Air Lines Inc.	3.400%	4/19/21	2,845	2,828
	Delta Air Lines Inc.	3.800%	4/19/23	2,535	2,491
3,10	Heathrow Funding Ltd.	4.875%	7/15/23	865	892
15	Qantas Airways Ltd.	7.500%	6/11/21	450	349
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	248	261
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	92	96
3	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	255	254
3	Spirit Airlines Pass Through Trust 2017-1B	3.800%	2/15/26	1,113	1,095
3	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	402	418
3	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	146	156
					369,905
Utilities (3.2%)
	Electric (2.9%)
	Alabama Power Co.	3.375%	10/1/20	525	527
	American Electric Power Co. Inc.	2.150%	11/13/20	1,065	1,042
	Arizona Public Service Co.	8.750%	3/1/19	691	697
	Baltimore Gas & Electric Co.	3.500%	11/15/21	230	231
	Baltimore Gas & Electric Co.	2.800%	8/15/22	100	98
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	655	643
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	1,525	1,489
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	635	645
	CenterPoint Energy Inc.	3.600%	11/1/21	1,115	1,113
	CenterPoint Energy Inc.	3.850%	2/1/24	1,230	1,230
	Commonwealth Edison Co.	2.150%	1/15/19	160	160
	Commonwealth Edison Co.	4.000%	8/1/20	675	685
	Connecticut Light & Power Co.	5.500%	2/1/19	250	250
	Constellation Energy Group Inc.	5.150%	12/1/20	618	631
	Dominion Energy Inc.	1.875%	1/15/19	785	784
	Dominion Energy Inc.	5.200%	8/15/19	100	101
10,11	Dominion Energy Inc.	3.138%	12/1/20	4,840	4,816
	DTE Energy Co.	2.400%	12/1/19	1,810	1,793
	DTE Energy Co.	3.700%	8/1/23	835	828
	Duke Energy Ohio Inc.	5.450%	4/1/19	145	146
	Duke Energy Progress LLC	5.300%	1/15/19	70	70
	Edison International	2.400%	9/15/22	125	117
10	EDP Finance BV	4.125%	1/15/20	1,174	1,176
10	EDP Finance BV	5.250%	1/14/21	1,720	1,754
10	EDP Finance BV	3.625%	7/15/24	800	755
	Emera US Finance LP	2.150%	6/15/19	465	464

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Emera US Finance LP	2.700%	6/15/21	955	929
10	Enel Finance International NV	2.875%	5/25/22	2,985	2,814
10	Enel Finance International NV	4.250%	9/14/23	1,705	1,663
14,15	ETSA Utilities Finance Pty Ltd.	2.175%	10/15/19	280	196
	Exelon Corp.	2.850%	6/15/20	960	950
	Exelon Corp.	2.450%	4/15/21	215	207
	Exelon Corp.	3.497%	6/1/22	186	182
	Exelon Generation Co. LLC	2.950%	1/15/20	1,426	1,415
	FirstEnergy Corp.	2.850%	7/15/22	1,940	1,885
	FirstEnergy Corp.	4.250%	3/15/23	663	674
10	FirstEnergy Transmission LLC	4.350%	1/15/25	493	500
	Fortis Inc.	2.100%	10/4/21	535	513
	Georgia Power Co.	2.000%	9/8/20	1,240	1,210
	Georgia Power Co.	2.400%	4/1/21	1,245	1,220
	ITC Holdings Corp.	2.700%	11/15/22	750	722
10	Kallpa Generacion SA	4.125%	8/16/27	200	187
	LG&E & KU Energy LLC	3.750%	11/15/20	325	326
	National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	100	98
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	715	710
	PacifiCorp	5.500%	1/15/19	114	114
	Pinnacle West Capital Corp.	2.250%	11/30/20	1,500	1,468
	PPL Capital Funding Inc.	4.200%	6/15/22	50	50
	PPL Capital Funding Inc.	3.500%	12/1/22	225	222
	Puget Energy Inc.	6.500%	12/15/20	625	656
	Puget Energy Inc.	6.000%	9/1/21	100	106
	Puget Energy Inc.	5.625%	7/15/22	675	713
	Southern California Edison Co.	2.900%	3/1/21	1,020	1,007
	Southern Co.	1.850%	7/1/19	1,784	1,772
	Southern Co.	2.150%	9/1/19	325	322
	Southern Co.	2.750%	6/15/20	1,120	1,107
	Southern Co.	2.350%	7/1/21	1,645	1,596
	Southern Power Co.	1.950%	12/15/19	865	852
14,15	Victoria Power Networks Finance Pty Ltd.	2.220%	1/17/22	200	138
	Virginia Electric & Power Co.	3.450%	9/1/22	445	446
	Western Massachusetts Electric Co.	3.500%	9/15/21	185	186

	Natural Gas (0.3%)
10	Engie SA	2.875%	10/10/22	175	173
11	Sempra Energy	2.686%	7/15/19	2,085	2,078
	Sempra Energy	2.400%	2/1/20	1,470	1,453
	Sempra Energy	2.400%	3/15/20	235	232
	Sempra Energy	2.850%	11/15/20	230	226
	Sempra Energy	2.900%	2/1/23	415	400
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	145

	Other Utility (0.0%)
15	DBNGP Finance Co. Pty Ltd.	6.000%	10/11/19	160	114
15	Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	80	57
					54,279
Total Corporate Bonds (Cost $870,320)					858,622
Sovereign Bonds (7.5%)
10	Arab Petroleum Investments Corp.	4.125%	9/18/23	442	442
	Arab Republic of Egypt	6.125%	1/31/22	15	15
16	Arab Republic of Egypt	4.750%	4/16/26	200	207
16	Argentine Republic	3.875%	1/15/22	600	574
	Argentine Republic	5.625%	1/26/22	647	547
16	Argentine Republic	3.375%	1/15/23	506	459
	Argentine Republic	6.875%	1/26/27	100	76
10	Avi Funding Co. Ltd.	2.850%	9/16/20	275	273
	Avi Funding Co. Ltd.	2.850%	9/16/20	225	223
10	Banco do Brasil SA	4.625%	1/15/25	200	190
	Banco Nacional de Desenvolvimento Economico e Social	6.500%	6/10/19	1,200	1,215
10	Banque Ouest Africaine de Developpement	5.500%	5/6/21	200	203
10	Banque Ouest Africaine de Developpement	5.000%	7/27/27	430	404
10	Bermuda	4.138%	1/3/23	200	203
10	BNG Bank NV	2.125%	12/14/20	866	857
10	BOC Aviation Ltd.	2.375%	9/15/21	350	338
	CCBL Cayman Corp. Ltd.	3.250%	7/28/20	500	496
10	CDP Financial Inc.	4.400%	11/25/19	1,540	1,562
10	CDP Financial Inc.	3.150%	7/24/24	670	675
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	200	201
3	City of Buenos Aires	8.950%	2/19/21	300	298
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	200	198
10	CNPC General Capital Ltd.	2.750%	5/14/19	235	235
	Corp Financiera de Desarrollo SA	4.750%	7/15/25	535	532
	Corp. Andina de Fomento	2.200%	7/18/20	1,296	1,277
	Corp. Andina de Fomento	2.125%	9/27/21	655	636
	Corp. Andina de Fomento	4.375%	6/15/22	413	427
10	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	152
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	203
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	780	789
10	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	404
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	231	225
	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	205
10	CPPIB Capital Inc.	1.250%	9/20/19	1,763	1,745
10,19	Dexia Credit Local SA	2.250%	1/30/19	1,225	1,225
10	Dexia Credit Local SA	2.500%	1/25/21	2,450	2,437
10,19	Dexia Credit Local SA	1.875%	9/15/21	235	229
10	Dexia Credit Local SA	2.375%	9/20/22	250	246
	Dominican Republic	6.600%	1/28/24	185	193
10	Electricite de France SA	2.150%	1/22/19	810	809
10	Electricite de France SA	4.500%	9/21/28	2,745	2,652
	Emirate of Abu Dhabi	3.125%	10/11/27	970	927
3,10	Empresa Nacional del Petroleo	5.250%	11/6/29	640	648
	Equinor ASA	2.250%	11/8/19	500	496
	Export-Import Bank of China	2.500%	7/31/19	200	200
	Export-Import Bank of India	2.750%	4/1/20	200	198
	Export-Import Bank of India	2.750%	8/12/20	200	197
11	Export-Import Bank of Korea	3.389%	5/26/19	285	285
	Export-Import Bank of Korea	2.375%	8/12/19	450	449
	Export-Import Bank of Korea	1.500%	10/21/19	1,345	1,330
11	Export-Import Bank of Korea	2.929%	10/21/19	200	200
	Export-Import Bank of Korea	5.125%	6/29/20	500	515
	Export-Import Bank of Korea	3.000%	11/1/22	400	395
11	Export-Import Bank of Korea	3.466%	11/1/22	200	201
	Federal Republic of Nigeria	7.625%	11/21/25	380	367
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	500	498
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	150
10	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	499
	Fondo MIVIVIENDA SA	3.500%	1/31/23	280	269
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	200	203
10	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	200	199
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	200	200
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	560	556
10	Indonesia Asahan Aluminium Persero PT	5.230%	11/15/21	425	431
	Industrial & Commercial Bank of China Ltd.	1.875%	5/23/19	200	199
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	650	650
11	Industrial & Commercial Bank of China Ltd.	3.341%	11/8/20	500	500
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	250	247
20	Japan Bank for International Cooperation	2.125%	7/21/20	945	935
11,20	Japan Bank for International Cooperation	2.859%	7/21/20	144	145
20	Japan Finance Organization for Municipalities	4.000%	1/13/21	250	255

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
21	Japan Treasury Discount Bill	0.000%	3/18/19	941,350	8,591
10	KazMunayGas National Co. JSC	3.875%	4/19/22	280	276
10	KazMunayGas National Co. JSC	6.375%	10/24/48	400	402
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,305	1,258
11	Korea Development Bank	2.757%	7/3/19	930	929
	Korea Development Bank	1.375%	9/12/19	525	520
	Korea Development Bank	2.500%	3/11/20	200	199
10	Korea Expressway Corp.	3.625%	10/22/21	220	223
	Korea National Oil Corp.	2.750%	1/23/19	350	350
10	Korea Southern Power Co. Ltd.	3.000%	1/29/21	495	491
	KSA Sukuk Ltd.	2.894%	4/20/22	1,935	1,886
10	Nederlandse Waterschapsbank NV	1.250%	9/9/19	475	471
	NTPC Ltd.	4.250%	2/26/26	200	192
10	OCP SA	5.625%	4/25/24	200	205
10	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	1,326	1,312
10	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	200	198
	Ooredoo International Finance Ltd.	7.875%	6/10/19	430	439
	Petrobras Global Finance BV	6.125%	1/17/22	476	487
	Petrobras Global Finance BV	6.250%	3/17/24	115	116
	Petrobras Global Finance BV	5.299%	1/27/25	747	713
	Petrobras Global Finance BV	8.750%	5/23/26	185	207
	Petrobras Global Finance BV	7.375%	1/17/27	41	42
	Petroleos Mexicanos	8.000%	5/3/19	5,269	5,338
	Petroleos Mexicanos	6.000%	3/5/20	76	77
	Petroleos Mexicanos	5.500%	1/21/21	4,914	4,910
	Petroleos Mexicanos	5.375%	3/13/22	435	430
	Petroleos Mexicanos	6.875%	8/4/26	1,140	1,116
	Petroleos Mexicanos	6.500%	3/13/27	30	28
	Petroleos Mexicanos	6.500%	1/23/29	493	459
	Petronas Capital Ltd.	5.250%	8/12/19	250	253
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	200	199
	Province of Alberta	1.900%	12/6/19	630	625
10	Province of Alberta	1.750%	8/26/20	3,734	3,671
	Province of Nova Scotia	8.250%	7/30/22	315	368
	Province of Ontario	1.625%	1/18/19	1,480	1,479
	Province of Ontario	2.000%	1/30/19	382	382
	Province of Ontario	1.250%	6/17/19	595	592
	Province of Ontario	4.400%	4/14/20	629	643
	Province of Ontario	1.875%	5/21/20	230	227
12	Province of Quebec	2.920%	9/21/20	400	401
	Province of Quebec	2.750%	8/25/21	715	715
3	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	162	165
3,10	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	44	45
	Republic of Colombia	7.375%	3/18/19	717	724
	Republic of Colombia	4.375%	7/12/21	1,600	1,626
	Republic of Colombia	4.000%	2/26/24	600	593
3	Republic of Colombia	4.500%	3/15/29	730	721
	Republic of Croatia	6.750%	11/5/19	3,076	3,155
	Republic of Guatemala	5.750%	6/6/22	385	398
	Republic of Honduras	8.750%	12/16/20	435	464
	Republic of Hungary	4.000%	3/25/19	200	200
	Republic of Hungary	6.250%	1/29/20	2,811	2,890
	Republic of Hungary	6.375%	3/29/21	730	770
	Republic of Hungary	5.750%	11/22/23	295	319
	Republic of Indonesia	11.625%	3/4/19	200	203
	Republic of Indonesia	4.875%	5/5/21	1,120	1,145
10	Republic of Indonesia	3.700%	1/8/22	400	397
	Republic of Indonesia	3.750%	4/25/22	400	396
	Republic of Indonesia	3.375%	4/15/23	355	343
	Republic of Indonesia	5.875%	1/15/24	1,020	1,089
	Republic of Indonesia	4.450%	2/11/24	315	317
	Republic of Indonesia	4.125%	1/15/25	200	197
	Republic of Korea	7.125%	4/16/19	200	203
	Republic of Lithuania	7.375%	2/11/20	3,570	3,739
	Republic of Lithuania	6.125%	3/9/21	1,205	1,275
10	Republic of Lithuania	6.125%	3/9/21	195	206
	Republic of Lithuania	6.625%	2/1/22	300	327
	Republic of Panama	5.200%	1/30/20	110	112
	Republic of Panama	9.375%	4/1/29	55	76
	Republic of Poland	5.125%	4/21/21	520	543
	Republic of Poland	5.000%	3/23/22	1,020	1,075
	Republic of Serbia	4.875%	2/25/20	695	701
	Republic of Serbia	7.250%	9/28/21	1,385	1,492
	Republic of Slovenia	5.500%	10/26/22	280	297
10	Republic of Slovenia	5.250%	2/18/24	300	321
	Republic of the Philippines	8.375%	6/17/19	890	913
	Republic of Turkey	7.000%	6/5/20	3,817	3,893
	Republic of Turkey	4.250%	4/14/26	100	86
	Russian Federation	4.250%	6/23/27	200	191
10	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	600	613
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	400	410
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	200	198
10	Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	785	776
10	Sinopec Group Overseas Development 2018 Ltd.	4.125%	9/12/25	680	680
11	State Bank of India	3.358%	4/6/20	1,100	1,103
	State of Israel	4.000%	6/30/22	845	868
	State of Israel	3.150%	6/30/23	525	524
	State of Israel	3.250%	1/17/28	918	903
	State of Kuwait	2.750%	3/20/22	1,148	1,128
	State of Qatar	6.550%	4/9/19	410	414
	Sultanate of Oman	5.375%	3/8/27	200	175
10	Temasek Financial I Ltd.	4.300%	10/25/19	250	253
	Ukraine	8.994%	2/1/24	324	302
	Ukraine	9.750%	11/1/28	200	188
22	United Mexican States	8.000%	12/7/23	140,000	6,940
22	United Mexican States	10.000%	12/5/24	9,000	485
Total Sovereign Bonds (Cost $127,425)					125,608
Taxable Municipal Bonds (0.1%)
	California Department of Water Resources Water System Revenue (Central Valley Project)	1.871%	12/1/19	5	5
	California GO	6.200%	10/1/19	350	359
	JobsOhio Beverage System Statewide Liquor Profits Revenue	2.217%	1/1/19	150	150
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-EGSL	3.220%	2/1/21	49	49
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	146	147
	San Jose California Redevelopment Agency Successor Agency Tax Allocation	2.098%	8/1/19	411	409
	University of California Revenue	1.745%	5/15/19	250	249
Total Taxable Municipal Bonds (Cost $1,369)					1,368

				Shares
Convertible Preferred Stocks (0.0%)
§,17	Lehman Brothers Holdings Inc. Pfd.
	(Cost $694)	7.250%	Perpetual	700	—
Temporary Cash Investments (3.1%)
Money Market Fund (1.6%)
23	Vanguard Market Liquidity Fund	2.530%		269,621	26,962

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Certificate of Deposit (0.3%)
	Cooperatieve Rabobank UA	1.980%	10/25/19	6,185	6,137

Commercial Paper (1.2%)
24	KFW	2.103%	1/17/19	6,170	6,163
10,24	KFW	2.098%	1/18/19	2,455	2,452
10,24	KFW	2.103%	1/22/19	7,450	7,439
10,24	VW Credit Inc.	3.122%	7/1/19	4,000	3,937
					19,991
Total Temporary Cash Investments (Cost $53,143)					53,090

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Options Purchased (0.0%)
OTC Credit Default Swaptions Purchased (0.0%)
Call Swaptions
5-Year
CDX-NA-HY-S31-V1
Credit Protection
Bought, Pays
1.00% Quarterly	GSI	1/16/19	1.045%	920	—
Total Options Purchased (Cost $2)					—
Total Investments (99.6%) (Cost $1,692,946)					1,676,902

Amount
($000)
Other Assets and Liabilities (0.4%)
Other Assets
Investment in Vanguard	87
Receivables for Investment Securities Sold	58
Receivables for Accrued Income	11,453
Receivables for Capital Shares Issued	1,058
Variation Margin Receivable—Futures Contracts	100
Variation Margin Receivable—CC Swap Contracts	23
Unrealized Appreciation—Forward Currency Contracts	5
Unrealized Appreciation—OTC Swap Contracts	195
Other Assets	377
Total Other Assets	13,356
Liabilities
Payables for Investment Securities Purchased	(2,865)
Payables for Capital Shares Redeemed	(1,849)
Payables to Vanguard	(813)
Variation Margin Payable—Futures Contracts	(128)
Variation Margin Payable—CC Swap Contracts	(76)
Unrealized Depreciation—Forward Currency Contracts	(290)
Unrealized Depreciation—OTC Swap Contracts	(248)
Options Written, at Value[25]	(637)
Other Liabilities	(21)
Total Liabilities	(6,927)
Net Assets (100%)
Applicable to 159,740,701 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,683,331
Net Asset Value Per Share	$10.54

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,672,574
Total Distributable Earnings (Loss)	10,757
Net Assets	1,683,331

•    See Note A in Notes to Financial Statements.

§   Security value determined using significant unobservable inputs.

†   Security made only partial principal and/or interest payments during the period ended December 31, 2018.

1   Securities with a value of $625,000 have been segregated as initial margin for open cleared swap contracts.

2   Securities with a value of $789,000 have been segregated as initial margin for open futures contracts.

3   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4   The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5   Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2018.

6   Adjustable-rate security based upon 12-month USD LIBOR plus spread.

7   Adjustable-rate security based upon 1-year Constant Maturity Treasury yield plus spread.

8   Inverse floating rate interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a cap.

9   Interest-only security.

10   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate value of these securities was $366,549,000, representing 21.8% of net assets.

11   Adjustable-rate security based upon 3-month USD LIBOR plus spread.

12   Adjustable-rate security based upon 1-month USD LIBOR plus spread.

13   Face amount denominated in British pounds.

14   Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.

15   Face amount denominated in Australian dollars.

16   Face amount denominated in euro.

17   Non-income-producing security—security in default.

18   Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

19   Guaranteed by multiple countries.

20   Guaranteed by the Government of Japan.

21   Face amount denominated in Japanese yen.

22   Face amount denominated in Mexican peso.

23   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

24   Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2018, the aggregate value of these securities was $19,991,000, representing 1.2% of net assets.

25   Includes premium received of $549,000.

CC—Centrally Cleared.

GO—General Obligation Bond.

GSI—Goldman Sachs International.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

Short-Term Investment-Grade Portfolio

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contract	1/25/19	15	$120.50	1,808	(24)
10-Year U.S. Treasury Note Futures Contract	1/25/19	22	121.00	2,662	(26)
10-Year U.S. Treasury Note Futures Contract	2/22/19	30	121.00	3,630	(41)
					(91)

Put Options
10-Year U.S. Treasury Note Futures Contract	1/25/19	15	$120.50	1,808	(2)
10-Year U.S. Treasury Note Futures Contract	1/25/19	22	121.00	2,662	(4)
10-Year U.S. Treasury Note Futures Contract	2/22/19	30	121.00	3,630	(10)
					(16)
					(107)

				Notinal
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Swaptions
30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 3.000% Semiannually	CITNA	1/7/19	3.000%	900	(33)
30-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.8725% Semiannually	CITNA	1/28/19	2.873%	910	(19)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 3.09625% Semiannually	GSI	11/21/19	3.096%	6,900	(86)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 3.035% Semiannually	GSI	11/29/19	3.035%	6,900	(80)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.745% Semiannually	JPMC	12/19/19	2.745%	13,800	(110)
2-Year Interest Rate Swap, Receives 3 month LIBOR Quarterly, Pays 2.900% Semiannually	MSCS	12/6/19	2.900%	6,900	(68)
5-Year CDX-NA-IG-S31-V1 Credit Protection Sold, Receives 1.00% Quarterly	GSI	2/20/19	0.95%	3,690[1]	(17)
5-Year CDX-NA-IG-S31-V1 Credit Protection Sold, Receives 1.00% Quarterly	JPM	1/16/19	0.85%	3,645[1]	(4)
					(417)

Short-Term Investment-Grade Portfolio

Options Written (continued)
				Notinal
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Put Swaptions
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 3.000% Semiannually	CITNA	1/7/19	3.000%	900	—
30-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.8725% Semiannually	CITNA	1/28/19	2.873%	910	(10)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 3.09625% Semiannually	GSI	11/21/19	3.096%	6,900	(9)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 3.035% Semiannually	GSI	11/29/19	3.035%	6,900	(11)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.745% Semiannually	JPMC	12/19/19	2.745%	13,800	(47)
2-Year Interest Rate Swap, Pays 3 month LIBOR Quarterly, Receives 2.900% Semiannually	MSCS	12/6/19	2.900%	6,900	(16)
5-Year CDX-NA-IG-S31-V1 Credit Protection Bought, Pays 1.00% Quarterly	GSI	2/20/19	0.95%	3,690	(10)
5-Year CDX-NA-IG-S31-V1 Credit Protection Bought, Pays 1.00% Quarterly	JPM	1/16/19	0.85%	3,645	(10)
					(113)
					(530)
Total Options Written (Premiums Received $549)					(637)

CITNA—Citibank N.A.

GSI—Goldman Sachs International.

JPM—JP Morgan Securities.

JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

1   The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

Short-Term Investment-Grade Portfolio

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2019	319	36,585	294
2-Year U.S. Treasury Note	March 2019	121	25,690	68
Ultra Long U.S. Treasury Bond	March 2019	7	1,125	1
Euro-Bund	March 2019	3	562	1
				364

Short Futures Contracts
10-Year U.S. Treasury Note	March 2019	(169)	(20,621)	(268)
Ultra 10-Year U.S. Treasury Note	March 2019	(64)	(8,325)	(225)
AUD 3-Year Treasury Bond	March 2019	(68)	(5,375)	(25)
Euro-Bobl	March 2019	(29)	(4,403)	(9)
Long Gilt	March 2019	(22)	(3,454)	(25)
Euro-Buxl	March 2019	(9)	(1,863)	(23)
AUD 10-Year Treasury Bond	March 2019	(8)	(748)	(9)
30-Year U.S. Treasury Bond	March 2019	(1)	(146)	—
				(584)
				(220)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	1/16/19	EUR	1,833	USD	2,099	4
JPMorgan Chase Bank, N.A.	1/2/19	EUR	1,760	USD	2,017	(1)
Barclays Capital	1/16/19	GBP	50	USD	64	—
Toronto-Dominion Bank	3/18/19	USD	8,508	JPY	941,821	(139)
Goldman Sachs Bank AG	1/16/19	USD	7,386	MXN	146,943	(71)
Toronto-Dominion Bank	1/16/19	USD	7,040	AUD	9,997	(4)
Toronto-Dominion Bank	1/16/19	USD	6,579	EUR	5,763	(33)
Toronto-Dominion Bank	1/16/19	USD	4,261	GBP	3,368	(36)
Morgan Stanley Capital Services LLC	1/16/19	USD	2,112	EUR	1,842	(1)
Toronto-Dominion Bank	1/2/19	USD	2,096	EUR	1,833	(5)
JPMorgan Chase Bank, N.A.	1/16/19	USD	2,020	EUR	1,760	1
JPMorgan Chase Bank, N.A.	1/16/19	USD	75	EUR	66	—
Goldman Sachs Bank AG	1/16/19	USD	51	GBP	40	—
						(285)

AUD—Australian dollar.

EUR—Euro.

GBP—British pound.

JPY—Japanese yen.

MXN—Mexican peso.

USD—U.S. dollar.

Short-Term Investment-Grade Portfolio

Centrally Cleared Credit Default Swaps

				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional	Amount	(Paid)1	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
Credit Protection Purchased
CDX-NA-IG-S31-V1	12/20/23	USD	1,291	(1.000)	(7)	—

1 Periodic premium received/paid quarterly.

USD—U.S. Dollar.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	160	1.000	2	(1)	1
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	245	1.000	3	—	3
Berkshire Hathaway Inc./Aa2	12/20/21	GSI	350	1.000	5	(2)	3
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	835	1.000	11	(10)	1
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	415	1.000	5	(6)	(1)
Danske Bank A/S/A2	6/20/23	BNPSW	150[1]	1.000	2	(3)	(1)
General Electric Capital Corp./A2	12/20/19	DBAG	710	1.000	(3)	(3)	(6)
Metlife Inc./A3	12/20/20	GSCM	350	1.000	4	—	4
Metlife Inc./A3	12/20/21	BARC	160	1.000	2	—	2
Ministry of Finance Malaysia/A3	12/20/23	BARC	250	1.000	(1)	—	(1)
Ministry of Finance Malaysia/A3	12/20/23	BOANA	480	1.000	(3)	1	(2)
People’s Republic of China/A3	6/20/22	BNPSW	665	1.000	12	(4)	8
People’s Republic of China/A3	12/20/23	GSI	1,150	1.000	17	(20)	(3)
Republic of Chile/Aa3	6/20/23	BNPSW	700	1.000	12	(14)	(2)
Republic of Chile/Aa3	12/20/23	BOANA	500	1.000	8	(11)	(3)
Republic of Indonesia/ Baa2	12/20/23	JPMC	425	1.000	(8)	7	(1)
Republic of Peru/A3	12/20/23	BNPSW	110	1.000	—	(1)	(1)
Republic of Peru/A3	12/20/23	BOANA	110	1.000	—	(1)	(1)
Southern Co./Baa2	6/20/22	JPMC	3,270	1.000	50	(38)	12
Valeo SA/Baa2	6/20/23	GSI	435[1]	1.000	(14)	—	(14)
Valeo SA/Baa2	6/20/23	JPMC	370[1]	1.000	(11)	(1)	(12)
Valeo SA/Baa2	12/20/23	BNPSW	180[1]	1.000	(7)	5	(2)
Valeo SA/Baa2	12/20/23	GSI	300[1]	1.000	(12)	—	(12)
Verizon Communications Inc./Baa1	12/20/22	GSI	835	1.000	9	(11)	(2)
					83	(113)	(30)

Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	(1.000)	(4)	3	(1)
Altria Group Inc.	12/20/21	GSI	1,740	(1.000)	(29)	31	2
Altria Group Inc.	12/20/21	GSI	350	(1.000)	(6)	6	—
Altria Group Inc.	12/20/21	GSI	230	(1.000)	(4)	4	—
American International Group Inc.	6/20/20	BOANA	280	(1.000)	(3)	2	(1)
American International Group Inc.	6/20/20	BOANA	280	(1.000)	(3)	2	(1)
American International Group Inc.	12/20/20	GSCM	350	(1.000)	(4)	3	(1)
American International Group Inc.	12/20/20	GSCM	175	(1.000)	(2)	(1)	(3)
ArcelorMittal	12/20/23	CITNA	140[1]	(5.000)	(22)	27	5
Argentine Republic	12/20/21	JPMC	140	(5.000)	11	(9)	2
Autozone Inc.	12/20/20	GSCM	240	(1.000)	(4)	3	(1)
Bank of America Corp.	3/20/20	GSCM	520	(1.000)	(4)	2	(2)
Bank of China Ltd.	12/20/21	BNPSW	300	(1.000)	(5)	(1)	(6)
Bank of China Ltd.	6/20/22	BNPSW	665	(1.000)	(11)	—	(11)
Bank of China Ltd.	6/20/23	BNPSW	515	(1.000)	(6)	7	1
Barclays Bank plc	12/20/23	BNPSW	505[1]	(1.000)	(3)	2	(1)
CECONOMY AG	6/20/22	BARC	580[1]	(1.000)	8	(1)	7
Commerzbank AG	6/20/21	BOANA	590	(1.000)	(4)	(3)	(7)
CVS Health Corp.	12/20/20	BOANA	240	(1.000)	(3)	3	—
CVS Health Corp.	12/20/20	BOANA	240	(1.000)	(3)	3	—
CVS Health Corp.	12/20/20	BOANA	120	(1.000)	(2)	1	(1)
CVS Health Corp.	12/20/20	BOANA	120	(1.000)	(2)	2	—
CVS Health Corp.	12/20/21	BARC	465	(1.000)	(8)	9	1
CVS Health Corp.	12/20/21	BARC	160	(1.000)	(3)	3	—
CVS Health Corp.	12/20/21	JPMC	700	(1.000)	(12)	12	—
Deutsche Bank AG	12/20/22	JPMC	830	(1.000)	27	3	30
Dominion Energy Inc.	12/20/20	JPMC	2,420	(1.000)	(40)	33	(7)
Dominion Energy Inc.	12/20/20	JPMC	2,420	(1.000)	(41)	34	(7)
Dominion Energy Inc.	6/20/22	JPMC	410	(1.000)	(9)	10	1
Enel Spa	12/20/23	GSI	464[1]	(1.000)	5	(5)	—
Enel Spa	12/20/23	JPMC	934[1]	(1.000)	11	(8)	3
Enel Spa	12/20/23	JPMC	931[1]	(1.000)	11	(9)	2
Enel Spa	12/20/23	JPMC	465[1]	(1.000)	6	(4)	2
Exelon Corp.	6/20/22	JPMC	655	(1.000)	(16)	15	(1)
Exelon Corp.	6/20/22	JPMC	410	(1.000)	(10)	9	(1)
Federative Republic of Brazil	12/20/23	JPMC	265	(1.000)	12	(13)	(1)
Federative Republic of Brazil	12/20/25	BOANA	578	(1.000)	47	(116)	(69)
Federative Republic of Brazil	12/20/25	GSCM	275	(1.000)	22	(51)	(29)
LafargeHolcim Ltd.	12/20/23	BARC	200[1]	(1.000)	5	(4)	1
LafargeHolcim Ltd.	12/20/23	BARC	145[1]	(1.000)	4	(2)	2

Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
LafargeHolcim Ltd.	12/20/23	BARC	100[1]	(1.000)	3	(3)	—
LafargeHolcim Ltd.	12/20/23	BARC	50[1]	(1.000)	1	(2)	(1)
Lincoln National Corp.	6/20/21	BARC	80	(1.000)	(1)	1	—
Lincoln National Corp.	6/20/21	BARC	80	(1.000)	(1)	(1)	(2)
Lincoln National Corp.	12/20/21	BARC	160	(1.000)	(2)	—	(2)
McDonald’s Corp.	6/20/22	GSI	675	(1.000)	(17)	15	(2)
McKesson Corp.	3/20/19	JPMC	430	(1.000)	(1)	1	—
McKesson Corp.	3/20/19	JPMC	430	(1.000)	(1)	1	—
Raytheon Co.	12/20/21	GSI	585	(1.000)	(15)	13	(2)
Raytheon Co.	12/20/21	GSI	580	(1.000)	(15)	13	(2)
Republic of Chile	6/20/23	CITNA	700	(1.000)	(14)	15	1
Republic of Turkey	12/20/19	GSI	815	(1.000)	11	(4)	7
Republic of Turkey	12/20/19	GSI	575	(1.000)	8	(3)	5
Republic of Turkey	6/20/20	BNPSW	1,200	(1.000)	27	(4)	23
Republic of Turkey	6/20/20	BNPSW	615	(1.000)	13	(4)	9
Republic of Turkey	6/20/20	BNPSW	490	(1.000)	11	(1)	10
Republic of Turkey	6/20/20	GSI	500	(1.000)	11	(1)	10
Republic of Turkey	6/20/23	BNPSW	660	(1.000)	60	(26)	34
Republic of Turkey	12/20/23	BARC	370	(1.000)	39	(45)	(6)
Sempra Energy	6/20/22	JPMC	655	(1.000)	(13)	14	1
Sempra Energy	6/20/22	JPMC	410	(1.000)	(8)	9	1
Societe Generale SA	12/20/21	JPMC	235	(1.000)	(3)	1	(2)
Societe Generale SA	12/20/23	JPMC	340[1]	(1.000)	4	(3)	1
Societe Generale SA	12/20/23	JPMC	170[1]	(1.000)	2	(2)	—
Standard Chartered Bank	12/20/21	JPMC	395	(1.000)	(7)	(1)	(8)
State of Qatar	6/20/22	CITNA	50	(1.000)	(1)	—	(1)
UnitedHealth Group Inc.	12/20/19	CSFBI	475	(1.000)	(4)	3	(1)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	(1.000)	(6)	5	(1)
Wells Fargo & Co.	9/20/20	BOANA	620	(1.000)	(7)	4	(3)
					(20)	(3)	(23)
					63	(116)	(53)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

CSFBI—Credit Suisse First Boston International.

DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

JPMC—JP Morgan Chase Bank.

At December 31, 2018, a counterpary had deposited in a segregated account securities with a value of $52,000 in connection with open forward currency contracts and over-the-counter swap contracts.

Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps

			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)[3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
7/16/19	N/A	2,000	2.088	(2.436)	(7)	(7)
11/21/19	N/A	3,250	1.891	(2.646)	(24)	(24)
3/20/20	3/20/19[1]	4,680	2.750	(0.000)	1	5
12/18/20	N/A	4,840	2.117	(2.801)	(50)	(50)
12/18/20	N/A	2,430	2.110	(2.801)	(26)	(26)
3/22/21	3/20/19[1]	594	2.750	(0.000)	2	2
9/15/21	9/18/19[1]	2,800	2.739	(0.000)	11	11
9/15/21	9/18/19[1]	1,400	2.827	(0.000)	8	8
9/15/21	9/18/19[1]	1,400	2.817	(0.000)	7	7
3/21/22	3/20/19[1]	10,223	(2.750)	0.000	(55)	(46)
3/20/23	3/20/19[1]	6,111	(2.750)	0.000	(46)	(34)
3/20/24	3/20/19[1]	7,371	(2.750)	0.000	(62)	(46)
3/20/26	3/20/19[1]	6,822	(2.750)	0.000	(56)	(45)
12/21/48	N/A	270	2.854	(2.790)	1	1
12/21/48	N/A	216	2.928	(2.792)	4	4
12/31/48	N/A	90	2.854	(2.803)	—	—
1/4/49	1/3/19[1]	141	2.842	(0.000)	—	—
1/4/49	4/2/19[1]	95	2.870	(2.797)	2	2
					(290)	(238)

1 Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semiannually.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Interest[1]	46,891
Total Income	46,891
Expenses
The Vanguard Group—Note B
Investment Advisory Services	201
Management and Administrative	1,693
Marketing and Distribution	277
Custodian Fees	65
Auditing Fees	40
Shareholders’ Reports	18
Trustees’ Fees and Expenses	2
Total Expenses	2,296
Net Investment Income	44,595
Realized Net Gain (Loss)
Investment Securities Sold[1]	(14,645)
Futures Contracts	(1,161)
Purchased Options	(73)
Written Options	142
Swap Contracts	(490)
Forward Currency Contracts	1,094
Foreign Currencies	248
Realized Net Gain (Loss)	(14,885)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(13,624)
Futures Contracts	(194)
Purchased Options	(3)
Written Options	(98)
Swap Contracts	341
Forward Currency Contracts	25
Foreign Currencies	(9)
Change in Unrealized Appreciation (Depreciation)	(13,562)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,148

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $631,000, ($3,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,595	32,049
Realized Net Gain (Loss)	(14,885)	(2,779)
Change in Unrealized Appreciation (Depreciation)	(13,562)	1,569
Net Increase (Decrease) in Net Assets Resulting from Operations	16,148	30,839
Distributions
Net Investment Income	(28,556)	(28,981)
Realized Capital Gain[1]	—	(2,500)
Total Distributions	(28,556)	(31,481)
Capital Share Transactions
Issued	405,970	428,095
Issued in Lieu of Cash Distributions	28,556	31,481
Redeemed	(342,930)	(226,929)
Net Increase (Decrease) from Capital Share Transactions	91,596	232,647
Total Increase (Decrease)	79,188	232,005
Net Assets
Beginning of Period	1,604,143	1,372,138
End of Period	1,683,331	1,604,143

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $2,500,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.63	$10.63	$10.55	$10.63	$10.68
Investment Operations
Net Investment Income	.284[1]	.224[1]	.215	.207	.187
Net Realized and Unrealized Gain (Loss) on Investments	(.187)	.005	.068	(.088)	(.002)
Total from Investment Operations	.097	.229	.283	.119	.185
Distributions
Dividends from Net Investment Income	(.187)	(.211)	(.203)	(.197)	(.180)
Distributions from Realized Capital Gains	—	(.018)	—	(.002)	(.055)
Total Distributions	(.187)	(.229)	(.203)	(.199)	(.235)
Net Asset Value, End of Period	$10.54	$10.63	$10.63	$10.55	$10.63

Total Return	0.94%	2.19%	2.72%	1.12%	1.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,683	$1,604	$1,372	$1,303	$1,265
Ratio of Total Expenses to Average Net Assets	0.14%	0.16%	0.16%	0.16%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.72%	2.11%	2.05%	1.94%	1.88%
Portfolio Turnover Rate	78%	83%	65%	74%	83%

1 Calculated based on average shares outstanding.

Notes to Financial Statements

Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

Short-Term Investment-Grade Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented 5% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2018, the portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

Short-Term Investment-Grade Portfolio

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

Short-Term Investment-Grade Portfolio

During the year ended December 31, 2018, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The portfolio invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

The portfolio invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The portfolio invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2018, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of

Short-Term Investment-Grade Portfolio

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $87,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	246,139	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	392,075	—
Corporate Bonds	—	858,622	—
Sovereign Bonds	—	125,608	—
Taxable Municipal Bonds	—	1,368	—
Convertible Preferred Stocks	—	—	—[2]
Temporary Cash Investments	26,962	26,128	—
Options Purchased	—	—	—
Options Written	(107)	(530)	—
Futures Contracts—Assets[1]	100	—	—
Futures Contracts—Liabilities[1]	(128)	—	—
Forward Currency Contracts—Assets	—	5	—
Forward Currency Contracts—Liabilities	—	(290)	—
Swap Contracts—Assets	23[1]	195	—
Swap Contracts—Liabilities	(76)[1]	(248)	—
Total	26,774	1,649,072	—

1 Represents variation margin on the last day of the reporting period.

2 Market value of convertible preferred stocks based on Level 3 inputs.

Short-Term Investment-Grade Portfolio

D.      At December 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	—	—
Variation Margin Receivable—Futures Contracts	100	—	—	100
Variation Margin Receivable—CC Swap Contracts	16	—	7	23
Unrealized Appreciation—Forward Currency Contracts	—	5	—	5
Unrealized Appreciation—OTC Swap Contracts	—	—	195	195
Total Assets	116	5	202	323

Options Written	(596)	—	(41)	(637)
Variation Margin Payable—Futures Contracts	(128)	—	—	(128)
Variation Margin Payable—CC Swap Contracts	(69)	—	(7)	(76)
Unrealized Depreciation—Forward Currency Contracts	—	(290)	—	(290)
Unrealized Depreciation—OTC Swap Contracts	—	—	(248)	(248)
Total Liabilities	(793)	(290)	(296)	(1,379)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(1,161)	—	—	(1,161)
Options Purchased	(31)	—	(42)	(73)
Options Written	(97)	—	239	142
Forward Currency Contracts	—	1,094	—	1,094
Swap Contracts	(59)	—	(431)	(490)
Realized Net Gain (Loss) on Derivatives	(1,348)	1,094	(234)	(488)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(194)	—	—	(194)
Options Purchased	—	—	(3)	(3)
Options Written	(107)	—	9	(98)
Forward Currency Contracts	—	25	—	25
Swap Contracts	(227)	—	568	341
Change in Unrealized Appreciation (Depreciation) on Derivatives	(528)	25	574	71

E.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Short-Term Investment-Grade Portfolio

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles and the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and options. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	44,404
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(17,257)
Net Unrealized Gains (Losses)	(16,459)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,692,513
Gross Unrealized Appreciation	4,103
Gross Unrealized Depreciation	(20,560)
Net Unrealized Appreciation (Depreciation)	(16,457)

F.       During the year ended December 31, 2018, the portfolio purchased $899,869,000 of investment securities and sold $815,486,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $309,338,000 and $366,801,000, respectively.

G.     Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	38,802	40,302
Issued in Lieu of Cash Distributions	2,756	3,004
Redeemed	(32,778)	(21,378)
Net Increase (Decrease) in Shares Outstanding	8,780	21,928

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 57% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H.      Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Short-Term Investment-Grade Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Short-Term Investment-Grade Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Investment-Grade Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Investment-Grade Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Investment-Grade Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Investment-Grade Portfolio or the owners of the Short-Term Investment-Grade Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Investment-Grade Portfolio. Investors acquire the Short-Term Investment-Grade Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Investment-Grade Portfolio. The Short-Term Investment-Grade Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Investment-Grade Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Investment-Grade Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Investment-Grade Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Investment-Grade Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Investment-Grade Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Investment-Grade Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Investment-Grade Portfolio, investors or other third parties.

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© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned –7.22% for the 12 months ended December 31, 2018, beating the –7.47% return of its benchmark, the Russell 2500 Growth Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 15, 2019.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

The investment environment

Macroeconomic fundamentals were supportive throughout the period. The U.S. economy expanded at an average annualized pace above 3% for the first three quarters of 2018. It was boosted in part by the tax cuts enacted at the end of 2017 and by the federal spending increase approved last March.

The labor market remained robust, with the economy creating well over 200,000 jobs on average per month in 2018. The unemployment rate, after dipping to an almost 50-year low of 3.7% in November, ticked back up to 3.9% in December as plentiful opportunities drew more workers back into the labor market. Wages increased and inflation moved up to hover near the Federal Reserve’s target of 2%.

Given this healthy backdrop, the Fed raised rates four times over the year, pushing the federal funds target range a full point higher to 2.25%–2.50%.

The benchmark Russell 2500 Growth Index finished the period down a little more than 10%. The downturn in U.S. stocks as a whole reflected concerns weighing on the market, including escalations in trade tensions, political uncertainties in Europe, the potential negative impact of Fed policy, the pace of growth at home and abroad, and, at the close of the period, the partial U.S. government shutdown.

Eight of 11 industry sectors declined on an absolute basis, and financials and industrials most weighed on the fund’s overall return. Information technology and utilities were among the best performers.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those rankings, and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the 12 months, our portfolio produced gains mainly from our growth and management decisions quantitative models, but our three other models helped as well. Results exceeded the benchmark in six of 11 sectors, with consumer discretionary, IT, and communication services topping the leaderboard. Health care, materials, and industrials were the weakest relative performers.

The portfolio benefited from overweight allocations to Etsy in consumer discretionary, Medifast in consumer staples, Glu Mobile in communication services, and Square and Five9 in IT. Our biggest misstep was being underweight in the health care stock ABIOMED early in the year as it outperformed.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

Over the 12 months, unemployment reached its lowest level since 1969, household spending and business fixed investment grew, inflation hovered near 2%, and the Tax Cuts and Jobs Act reduced the U.S. corporate tax rate from 35% to 21%. As expected, the Federal Reserve raised the benchmark lending rate four times in 2018.

Over the last three months of the year, however, significant market turmoil arose amid concerns about politics, trade, and inflation’s potential impact on corporate profitability. As a result, volatility spiked

Small Company Growth Portfolio

following 2017’s historically low levels. With stock valuations retracting to more reasonable levels, we took the opportunity to add closely followed companies with predictable and recurring revenue streams, strong competitive advantages, and large addressable markets that finally also exhibited attractive risk–reward profiles.

Although our outlook for the economy remains positive, we believe that higher interest rates and inflation could continue to pressure market multiples.

Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform well in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation during market recoveries.

In a reversal from the prior year, our underweight position in materials was the top contributor to relative performance as the sector came under pressure. Given that materials companies tend to have levered balance sheets and are more influenced by unpredictable commodity price swings, we typically avoid the sector. Not surprisingly, our modest underweighting of the stressed energy sector also provided ballast as crude oil prices fell 25%.

Stock selection in consumer discretionary was a standout over the period. We avoided the poorly performing automobiles & components industry and saw several retailing and media holdings stabilize and put up strong results. Monro, an automotive repair and tire services retailer, recovered from uncertainty over new management, a weak period of same-store sales growth, and mild weather. It reported improved store performance and healthy growth in earnings per share, driven by acquisition synergies. Under Armour, after a period of decelerating revenue growth and margin degradation, stabilized its operations and financial results. Guided by its new president, the company also initiated a strategic plan, well-received by the market, to accelerate growth and improve profitability.

Information technology and health care detracted from overall performance. In IT, both our underweighting of that top-performing sector and our individual holdings hurt results. Switch, a technology infrastructure company with proprietary data-center designs and patented cooling systems, declined 61%. Although Switch has continued to grow revenues, its earnings before interest, taxes, depreciation, and amortization (EBITDA) declined, and results fell short of analysts’ expectations. The company’s new focus on securing larger deals with customers is extending sales cycles and pressuring near-term revenue growth. Although disappointed with Switch’s performance, we continue to believe that its unmatched uptime statistics, low industry levels of churn, and low-cost position among its data-center rivals will result in better financial performance and a recovery in the share price.

In health care, Mednax, a provider of physician management services, was set back by a client contract dispute and rumors that a private equity firm had backed away from acquiring the company. We believe that Mednax’s cost-reduction plan will result in margin improvement with continued strong free cash flow.

Finally, our overweighting of the industrials sector, which underperformed the overall market, also hindered performance.

Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity Group	53	962

Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.

ArrowMark Partners	45	822

The firm uses in-depth fundamental research to uncover companies that, in its opinion, can control their own economic destiny. It starts by identifying businesses with strong competitive advantages in industries with high barriers to entry, then narrows the focus to companies with large potential markets and high-quality business models focused on the future. Finally, considerations are made for potential downside risk, resulting in a diversified portfolio of between 75 and 100 stocks.

Cash Investments	2	43	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$847.95	$1.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	-7.22%	5.77%	15.27%	$41,406
Russell 2500 Growth Index	-7.47	6.19	14.76	39,626
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

See Financial Highlights for dividend and capital gains information.

Small Company Growth Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	2.8%
Consumer Discretionary	16.8
Consumer Staples	1.5
Energy	0.9
Financials	5.3
Health Care	20.1
Industrials	22.9
Information Technology	24.6
Materials	3.0
Real Estate	1.8
Utilities	0.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Small Company Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.1%)[1]
Communication Services (2.7%)
	Cinemark Holdings Inc.	287,408	10,289
	National CineMedia Inc.	996,444	6,457
	World Wrestling Entertainment Inc. Class A	78,151	5,839
*	Boingo Wireless Inc.	234,713	4,828
*	TripAdvisor Inc.	66,699	3,598
*	Glu Mobile Inc.	444,265	3,585
	New York Times Co. Class A	140,892	3,140
	Match Group Inc.	65,134	2,786
*	TechTarget Inc.	164,496	2,009
*	Tribune Publishing Co.	123,706	1,403
*	Cargurus Inc.	35,956	1,213
*	Liberty TripAdvisor Holdings Inc. Class A	75,740	1,204
*	Pandora Media Inc.	147,078	1,190
*	Vonage Holdings Corp.	135,516	1,183
*	Zayo Group Holdings Inc.	27,865	636
*	QuinStreet Inc.	33,019	536
			49,896
Consumer Discretionary (16.3%)

*	Grand Canyon Education Inc.	190,237	18,289
*	Skechers U.S.A. Inc. Class A	773,730	17,711
*	Sally Beauty Holdings Inc.	1,020,360	17,397
	Carter’s Inc.	193,764	15,815
	Hanesbrands Inc.	1,260,496	15,794
	Polaris Industries Inc.	157,412	12,070
	Shutterstock Inc.	308,509	11,109
*	ServiceMaster Global Holdings Inc.	276,086	10,143
	Wolverine World Wide Inc.	302,083	9,633
*	frontdoor Inc.	361,442	9,618
*	Deckers Outdoor Corp.	64,339	8,232
	PulteGroup Inc.	282,117	7,332
*	Crocs Inc.	268,578	6,978
*	Planet Fitness Inc. Class A	128,698	6,901
*	Etsy Inc.	130,928	6,228
	Churchill Downs Inc.	23,577	5,751
*	Under Armour Inc.	352,152	5,694
^	Brinker International Inc.	126,059	5,544
	Bloomin’ Brands Inc.	302,228	5,407
*	Urban Outfitters Inc.	156,499	5,196
	Domino’s Pizza Inc.	20,825	5,164
	H&R Block Inc.	203,034	5,151
	BJ’s Restaurants Inc.	100,436	5,079
^,*	RH	36,314	4,351
	Dunkin’ Brands Group Inc.	64,111	4,111
	American Eagle Outfitters Inc.	211,071	4,080
	Dick’s Sporting Goods Inc.	129,450	4,039
	Tailored Brands Inc.	291,975	3,983
*	NVR Inc.	1,550	3,777
*	Weight Watchers International Inc.	93,695	3,612
	Lear Corp.	29,297	3,599
*	Chegg Inc.	120,923	3,437
*	Five Below Inc.	32,483	3,324
*	Burlington Stores Inc.	18,983	3,088
	Tenneco Inc. Class A	110,247	3,020
*	Boot Barn Holdings Inc.	153,816	2,620
*	SeaWorld Entertainment Inc.	117,461	2,595
*	Penn National Gaming Inc.	136,973	2,579
	Dine Brands Global Inc.	36,060	2,428
	Callaway Golf Co.	153,815	2,353
	Movado Group Inc.	64,294	2,033
	Nordstrom Inc.	35,526	1,656
*	Fossil Group Inc.	101,874	1,602
	Ruth’s Hospitality Group Inc.	68,202	1,550
*	Stoneridge Inc.	61,905	1,526
*	Farfetch Ltd. Class A	81,854	1,450
*	Shake Shack Inc. Class A	30,938	1,405
*	Zumiez Inc.	68,938	1,322
	Core-Mark Holding Co. Inc.	50,789	1,181
	Gentex Corp.	56,630	1,145
	Wendy’s Co.	68,364	1,067
^	PetMed Express Inc.	40,275	937
	KB Home	48,785	932
	Tilly’s Inc. Class A	85,071	924
*	MarineMax Inc.	49,853	913
*	MasterCraft Boat Holdings Inc.	42,280	791
*	America’s Car-Mart Inc.	8,910	646
*	Conn’s Inc.	33,989	641
*	ZAGG Inc.	62,372	610
*	Denny’s Corp.	37,567	609
*	Malibu Boats Inc. Class A	15,877	553
	Dana Inc.	38,388	523
	Six Flags Entertainment Corp.	8,255	459
*	Career Education Corp.	40,049	457
			298,164
Consumer Staples (1.5%)
	Casey’s General Stores Inc.	40,006	5,126
	Cal-Maine Foods Inc.	93,822	3,969
	Medifast Inc.	30,781	3,848
*	BJ’s Wholesale Club Holdings Inc.	149,007	3,302
*	Boston Beer Co. Inc. Class A	10,169	2,449
	Calavo Growers Inc.	31,283	2,282
*	USANA Health Sciences Inc.	17,131	2,017
*	Herbalife Nutrition Ltd.	27,668	1,631
*	Post Holdings Inc.	12,913	1,151
*	Chefs’ Warehouse Inc.	32,233	1,031
			26,806
Energy (0.9%)
*	Renewable Energy Group Inc.	129,038	3,316
*	RigNet Inc.	221,753	2,803
*	W&T Offshore Inc.	501,672	2,067
*	Carrizo Oil & Gas Inc.	180,258	2,035
*	ProPetro Holding Corp.	137,076	1,689
*	Denbury Resources Inc.	940,538	1,608
*	CONSOL Energy Inc.	34,669	1,100
	Mammoth Energy Services Inc.	39,339	707
	Delek US Holdings Inc.	19,555	636
			15,961
Financials (5.1%)
	LPL Financial Holdings Inc.	391,997	23,943
	WisdomTree Investments Inc.	972,237	6,465
	Primerica Inc.	60,148	5,877
	Universal Insurance Holdings Inc.	142,723	5,412
	MSCI Inc. Class A	34,659	5,110
	FirstCash Inc.	52,938	3,830
	Greenhill & Co. Inc.	148,435	3,622
*	SVB Financial Group	18,685	3,549
	Synovus Financial Corp.	102,031	3,264
	Bank of NT Butterfield & Son Ltd.	101,277	3,175
	Cadence BanCorp Class A	176,921	2,969
	Santander Consumer USA Holdings Inc.	165,601	2,913
*	NMI Holdings Inc. Class A	159,638	2,850
	Bank OZK	120,268	2,746
	Voya Financial Inc.	61,670	2,475
*	Blucora Inc.	91,042	2,425
*	Enova International Inc.	122,027	2,375
	Enterprise Financial Services Corp.	56,826	2,138
*	Cowen Inc. Class A	113,124	1,509
*	OneMain Holdings Inc.	60,581	1,472
*	Regional Management Corp.	36,908	888
	Independent Bank Corp.	12,249	861
*	Credit Acceptance Corp.	2,175	830
	East West Bancorp Inc.	18,660	812
*	Ambac Financial Group Inc.	46,245	797
	Walker & Dunlop Inc.	11,400	493
*	On Deck Capital Inc.	74,543	440
			93,240
Health Care (19.5%)
	STERIS plc	121,467	12,979
*	DexCom Inc.	101,854	12,202
*	Syneos Health Inc.	306,862	12,075
*	MEDNAX Inc.	278,424	9,188
*	athenahealth Inc.	68,990	9,102
*	Veeva Systems Inc. Class A	98,378	8,787
*	Prestige Consumer Healthcare Inc.	262,421	8,104
	Cooper Cos. Inc.	31,773	8,086
*	Medidata Solutions Inc.	109,154	7,359
*	Amedisys Inc.	61,443	7,196
	Encompass Health Corp.	114,390	7,058
*	Charles River Laboratories International Inc.	61,394	6,949
*	Nevro Corp.	165,445	6,434
	Chemed Corp.	22,657	6,418
*	PRA Health Sciences Inc.	67,074	6,168
*	Quidel Corp.	123,814	6,045
*	ICU Medical Inc.	26,212	6,019
*	Genomic Health Inc.	91,753	5,910
*	Masimo Corp.	54,411	5,842
*	AxoGen Inc.	283,770	5,797
*	Ionis Pharmaceuticals Inc.	99,825	5,397
*	Acorda Therapeutics Inc.	325,819	5,076
*	Catalent Inc.	162,058	5,053
*	Atara Biotherapeutics Inc.	143,089	4,971
*	Heron Therapeutics Inc.	188,969	4,902
*	HealthEquity Inc.	80,998	4,832
*	Exact Sciences Corp.	75,398	4,758

Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Spectrum Pharmaceuticals Inc.	529,243	4,631
*	Medpace Holdings Inc.	84,186	4,456
*	Inogen Inc.	35,595	4,420
*	ABIOMED Inc.	13,419	4,362
*	Insulet Corp.	54,617	4,332
*	Integer Holdings Corp.	55,225	4,211
*	Revance Therapeutics Inc.	206,749	4,162
	Bruker Corp.	139,280	4,146
*	Immunomedics Inc.	284,296	4,057
*	Integra LifeSciences Holdings Corp.	89,270	4,026
*	Alkermes plc	131,786	3,889
*	Loxo Oncology Inc.	27,731	3,884
*	Tenet Healthcare Corp.	225,518	3,865
*	Vanda Pharmaceuticals Inc.	147,605	3,857
*	Halozyme Therapeutics Inc.	235,715	3,449
*	Emergent BioSolutions Inc.	57,650	3,418
*	Addus HomeCare Corp.	49,829	3,382
*	Agios Pharmaceuticals Inc.	70,656	3,258
*	Enanta Pharmaceuticals Inc.	45,451	3,219
*	Molina Healthcare Inc.	27,190	3,160
*	Ironwood Pharmaceuticals Inc. Class A	299,336	3,101
*	Neurocrine Biosciences Inc.	43,263	3,089
*	Mettler-Toledo International Inc.	5,291	2,992
*	Surmodics Inc.	60,427	2,856
*	Tivity Health Inc.	115,083	2,855
*	Pacira Pharmaceuticals Inc.	63,427	2,729
*	Seattle Genetics Inc.	47,779	2,707
*	STAAR Surgical Co.	83,453	2,663
*	Haemonetics Corp.	26,007	2,602
*	IQVIA Holdings Inc.	22,260	2,586
*	Endo International plc	333,462	2,434
	Ensign Group Inc.	59,978	2,327
*	MacroGenics Inc.	183,017	2,324
*	Myriad Genetics Inc.	77,998	2,267
*	DBV Technologies SA ADR	326,023	2,093
*	CorVel Corp.	33,631	2,076
^,*	Viking Therapeutics Inc.	269,926	2,065
*	CareDx Inc.	80,297	2,019
*	Tandem Diabetes Care Inc.	51,033	1,938
	Phibro Animal Health Corp. Class A	59,913	1,927
*	Akebia Therapeutics Inc.	347,727	1,923
*	Assertio Therapeutics Inc.	528,241	1,907
*	Sangamo Therapeutics Inc.	145,856	1,674
*	Vericel Corp.	85,822	1,493
*	Align Technology Inc.	6,677	1,398
	Luminex Corp.	60,247	1,392
	US Physical Therapy Inc.	13,305	1,362
*	CytomX Therapeutics Inc.	85,268	1,288
*	NanoString Technologies Inc.	85,723	1,271
*	Array BioPharma Inc.	86,026	1,226
	LeMaitre Vascular Inc.	50,977	1,205
*	FibroGen Inc.	25,916	1,199
*	Biohaven Pharmaceutical Holding Co. Ltd.	27,347	1,011
*	Natera Inc.	71,731	1,001
*	Innoviva Inc.	56,537	987
*	AtriCure Inc.	31,291	958
*	Select Medical Holdings Corp.	60,173	924
*	ImmunoGen Inc.	191,721	920
*	BioTelemetry Inc.	13,893	830
*	Endologix Inc.	1,123,909	805
*	Orthofix Medical Inc.	15,115	793
*	Horizon Pharma plc	40,347	788
*	ArQule Inc.	275,195	762
*	REGENXBIO Inc.	16,990	713
*	Pieris Pharmaceuticals Inc.	243,036	646
*	Exelixis Inc.	31,765	625
*	Karyopharm Therapeutics Inc.	63,415	594
*	Collegium Pharmaceutical Inc.	34,025	584
*	Novavax Inc.	308,027	567
*	Ligand Pharmaceuticals Inc.	4,176	567
*	Madrigal Pharmaceuticals Inc.	4,534	511
*	Inovio Pharmaceuticals Inc.	125,905	504
*	Voyager Therapeutics Inc.	52,426	493
*	Tactile Systems Technology Inc.	10,424	475
*	NewLink Genetics Corp.	302,850	460
*	Alder Biopharmaceuticals Inc.	44,894	460
^,*	Insys Therapeutics Inc.	122,838	430
*	Jounce Therapeutics Inc.	126,213	425
^,*	Moderna Inc.	27,580	421
*	Intellia Therapeutics Inc.	20,542	280
^,*	Conatus Pharmaceuticals Inc.	152,005	263
^,*	TransEnterix Inc.	111,058	251
			356,927
Industrials (22.2%)
*	Sensata Technologies Holding plc	590,969	26,499
	MSC Industrial Direct Co. Inc. Class A	237,268	18,251
*	TriNet Group Inc.	406,816	17,066
*	Kirby Corp.	242,049	16,304
	Heartland Express Inc.	827,312	15,140
	ABM Industries Inc.	468,144	15,032
*	Clean Harbors Inc.	289,735	14,298
*	Middleby Corp.	135,406	13,910
	Kennametal Inc.	390,538	12,997
	Forward Air Corp.	230,249	12,629
	HEICO Corp. Class A	197,149	12,420
	Woodward Inc.	162,153	12,046
	Allegion plc	148,142	11,808
	Multi-Color Corp.	311,363	10,926
	John Bean Technologies Corp.	139,307	10,004
	Tennant Co.	179,991	9,379
	Allison Transmission Holdings Inc.	191,969	8,429
	Ritchie Bros Auctioneers Inc.	248,841	8,142
	Huntington Ingalls Industries Inc.	41,471	7,892
*	Cimpress NV	65,954	6,821
*	Generac Holdings Inc.	135,861	6,752
*	HD Supply Holdings Inc.	177,542	6,661
	Spirit AeroSystems Holdings Inc. Class A	90,512	6,525
	Armstrong World Industries Inc.	103,669	6,035
*	Aerojet Rocketdyne Holdings Inc.	165,218	5,821
	Robert Half International Inc.	96,949	5,546
*	Harsco Corp.	271,000	5,382
	ArcBest Corp.	145,013	4,968
	Wabtec Corp.	68,490	4,811
*	Aerovironment Inc.	67,842	4,610
*	Continental Building Products Inc.	179,247	4,562
	Kforce Inc.	146,431	4,528
	Hillenbrand Inc.	118,380	4,490
*	Evoqua Water Technologies Corp.	450,362	4,324
	EMCOR Group Inc.	70,777	4,225
*	Proto Labs Inc.	33,680	3,799
	Comfort Systems USA Inc.	76,758	3,353
*	Atkore International Group Inc.	165,571	3,285
	Simpson Manufacturing Co. Inc.	54,277	2,938
	Insperity Inc.	31,115	2,905
	IDEX Corp.	22,626	2,857
	Korn/Ferry International	69,432	2,745
*	Meritor Inc.	159,512	2,697
*	TrueBlue Inc.	115,937	2,580
	MSA Safety Inc.	25,464	2,401
	Albany International Corp.	36,986	2,309
*	Casella Waste Systems Inc. Class A	76,830	2,189
	Rush Enterprises Inc. Class A	60,359	2,081
	Global Brass & Copper Holdings Inc.	80,156	2,016
*	Gardner Denver Holdings Inc.	97,885	2,002
*	Milacron Holdings Corp.	158,265	1,882
	Exponent Inc.	36,900	1,871
*	Hub Group Inc. Class A	47,856	1,774
*	SP Plus Corp.	57,789	1,707
	Covanta Holding Corp.	122,362	1,642
*	Vicor Corp.	42,086	1,590
	Systemax Inc.	60,482	1,445
*	Echo Global Logistics Inc.	68,553	1,394
	Federal Signal Corp.	64,775	1,289
*	Herc Holdings Inc.	48,809	1,269
*	XPO Logistics Inc.	20,828	1,188
	Greenbrier Cos. Inc.	28,526	1,128
	Advanced Drainage Systems Inc.	41,771	1,013
*	Gates Industrial Corp. plc	72,513	960
*	NCI Building Systems Inc.	128,518	932
	Kimball International Inc. Class B	64,327	913
	Graco Inc.	20,335	851
	DMC Global Inc.	24,122	847
	McGrath RentCorp	15,529	799
*	SPX FLOW Inc.	25,399	773
	Cubic Corp.	11,668	627
	Lennox International Inc.	2,462	539
	Barrett Business Services Inc.	8,899	509
			406,332
Information Technology (24.0%)
	CDW Corp.	321,575	26,064
	LogMeIn Inc.	272,581	22,234
*	Trimble Inc.	624,281	20,545
*	CyberArk Software Ltd.	168,890	12,521
*	Advanced Micro Devices Inc.	649,654	11,993
	SS&C Technologies Holdings Inc.	264,226	11,919
	j2 Global Inc.	166,772	11,571
*	2U Inc.	223,530	11,114
*	Euronet Worldwide Inc.	107,352	10,991
*	Carbonite Inc.	418,588	10,574
*	Fortinet Inc.	149,055	10,498
*	Zebra Technologies Corp.	63,885	10,172
*	Cornerstone OnDemand Inc.	197,518	9,961
*	ON Semiconductor Corp.	603,122	9,958
*	SolarWinds Corp.	706,393	9,769
*	GoDaddy Inc. Class A	148,616	9,752

Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Cadence Design Systems Inc.	210,937	9,172
	Presidio Inc.	700,971	9,148
	Booz Allen Hamilton Holding Corp. Class A	194,828	8,781
*	Five9 Inc.	175,238	7,661
	Sabre Corp.	342,929	7,421
*	New Relic Inc.	91,171	7,382
	Belden Inc.	171,446	7,161
	Switch Inc.	1,021,809	7,153
*	Gartner Inc.	53,485	6,837
*	Workiva Inc.	182,652	6,555
	Science Applications International Corp.	98,694	6,287
	MAXIMUS Inc.	92,411	6,015
*	RealPage Inc.	123,367	5,945
*	Atlassian Corp. plc Class A	66,157	5,887
*	Manhattan Associates Inc.	138,886	5,885
*	Zendesk Inc.	95,669	5,584
*	Appfolio Inc.	92,956	5,505
*	FireEye Inc.	311,925	5,056
*	RingCentral Inc. Class A	59,999	4,946
*	Cardtronics plc Class A	189,982	4,940
	Broadridge Financial Solutions Inc.	51,063	4,915
*	Fair Isaac Corp.	23,698	4,432
^,*	3D Systems Corp.	429,401	4,367
*	Synaptics Inc.	117,087	4,357
*	Box Inc.	243,751	4,114
*	Descartes Systems Group Inc.	154,562	4,090
*	ChannelAdvisor Corp.	357,097	4,053
*	Nanometrics Inc.	147,309	4,026
^	Ubiquiti Networks Inc.	40,144	3,991
*	Diodes Inc.	118,487	3,822
*	Unisys Corp.	321,172	3,735
	EVERTEC Inc.	130,121	3,734
*	SMART Global Holdings Inc.	107,646	3,197
*	Aspen Technology Inc.	38,634	3,175
	Versum Materials Inc.	100,942	2,798
*	Square Inc.	48,084	2,697
*	SPS Commerce Inc.	26,304	2,167
*	Lattice Semiconductor Corp.	303,743	2,102
*	Twilio Inc. Class A	22,042	1,968
*	Altair Engineering Inc. Class A	69,465	1,916
*	Endurance International Group Holdings Inc.	280,425	1,865
	Cabot Microelectronics Corp.	19,249	1,835
*	Pure Storage Inc. Class A	110,147	1,771
*	Nutanix Inc.	41,998	1,747
*	Immersion Corp.	188,367	1,688
*	eGain Corp.	237,928	1,563
*	Benefitfocus Inc.	33,134	1,515
	TTEC Holdings Inc.	44,006	1,257
*	Teradata Corp.	29,711	1,140
*	Perficient Inc.	47,267	1,052
*	A10 Networks Inc.	168,134	1,049
*	Fitbit Inc. Class A	204,626	1,017
*	Everi Holdings Inc.	179,668	925
*	ePlus Inc.	12,058	858
*	Control4 Corp.	44,904	790
*	Insight Enterprises Inc.	18,422	751
*	Cision Ltd.	55,861	654
*	Avid Technology Inc.	137,266	652
*	Virtusa Corp.	15,286	651
*	Sykes Enterprises Inc.	22,849	565
*	ShotSpotter Inc.	18,082	564
	Cohu Inc.	31,239	502
*	PTC Inc.	5,862	486
*	PFSweb Inc.	73,268	376
			437,886
Materials (2.9%)
	Graphic Packaging Holding Co.	989,079	10,524
	Sealed Air Corp.	194,354	6,771
	Louisiana-Pacific Corp.	243,885	5,419
	Huntsman Corp.	179,018	3,453
	Chemours Co.	100,510	2,837
	Greif Inc. Class A	75,215	2,791
	Steel Dynamics Inc.	88,810	2,668
^,*	Cleveland-Cliffs Inc.	327,746	2,520
	Packaging Corp. of America	29,162	2,434
	Boise Cascade Co.	98,805	2,357
	WR Grace & Co.	31,602	2,051
*	Verso Corp.	90,469	2,027
	Quaker Chemical Corp.	11,210	1,992
	Myers Industries Inc.	102,261	1,545
*	Ingevity Corp.	11,364	951
	Avery Dennison Corp.	9,717	873
*	AdvanSix Inc.	27,190	662
*	Kraton Corp.	24,000	524
	PolyOne Corp.	13,785	394
			52,793
Other (0.0%)
*,§	NuPathe Inc. CVR	345,900	—

Real Estate (1.8%)
	Ryman Hospitality Properties Inc.	92,609	6,176
	Omega Healthcare Investors Inc.	156,164	5,489
	National Storage Affiliates Trust	179,910	4,761
	Life Storage Inc.	37,362	3,474
	National Health Investors Inc.	41,852	3,162
	EastGroup Properties Inc.	28,865	2,648
*	Marcus & Millichap Inc.	58,037	1,992
	RMR Group Inc. Class A	29,412	1,561
	Taubman Centers Inc.	31,045	1,412
	Gaming and Leisure Properties Inc.	28,205	911
	Universal Health Realty Income Trust	11,100	681
			32,267
Utilities (0.2%)
	NRG Energy Inc.	118,192	4,680
Total Common Stocks
(Cost $1,924,851)			1,774,952
Temporary Cash Investments (3.9%)[1]
Money Market Fund (2.8%)
2,3	Vanguard Market Liquidity Fund, 2.530%	519,352	51,935

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (1.1%)
	United States Treasury Bill, 2.077%, 1/3/19	500	500
4	United States Treasury Bill, 2.365%, 3/21/19	100	100
	United States Treasury Bill, 2.435%, 4/11/19	300	298
	United States Treasury Bill, 2.474%–2.479%, 5/9/19	8,500	8,428
4	United States Treasury Bill, 2.497%, 5/23/19	10,000	9,905
			19,231
Total Temporary Cash Investments
(Cost $71,168)			71,166
Total Investments (101.0%)
(Cost $1,996,019)			1,846,118

			Amount
			($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard			111
Receivables for Investment Securities Sold			572
Receivables for Accrued Income			1,295
Receivables for Capital Shares Issued			1,840
Variation Margin Receivable—Futures Contracts			273
Other Assets[4]			265
Total Other Assets			4,356
Liabilities
Payables for Investment Securities Purchased			(6,131)
Collateral for Securities on Loan			(11,350)
Payables to Investment Advisor			(490)
Payables for Capital Shares Redeemed			(4,127)
Payables to Vanguard			(1,358)
Total Liabilities			(23,456)
Net Assets (100%)
Applicable to 90,019,355 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			1,827,018
Net Asset Value Per Share			$20.30

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	1,745,126
Total Distributable Earnings (Loss)	81,892
Net Assets	1,827,018

• See Note A in Notes to Financial Statements.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,782,000.

* Non-income-producing security.

§ Security value determined using significant unobservable inputs.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.5% and 1.5%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $11,350,000 of collateral received for securities on loan.

4 Securities with a value of $2,576,000 and cash of $128,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

CVR—Contingent Value Rights.

Small Company Growth Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2019	655		44,180	(1,927)

See accompanying Notes, which are an integral part of the Financial Statements.

Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends	13,818
Interest[1]	2,060
Securities Lending—Net	814
Total Income	16,692
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,622
Performance Adjustment	140
The Vanguard Group—Note C
Management and Administrative	3,228
Marketing and Distribution	307
Custodian Fees	34
Auditing Fees	35
Shareholders’ Reports	45
Trustees’ Fees and Expenses	3
Total Expenses	6,414
Net Investment Income	10,278
Realized Net Gain (Loss)
Investment Securities Sold[1]	233,870
Futures Contracts	(8,477)
Realized Net Gain (Loss)	225,393
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(407,645)
Futures Contracts	(2,119)
Change in Unrealized Appreciation (Depreciation)	(409,764)
Net Increase (Decrease) in Net Assets Resulting from Operations	(174,093)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the portfolio were $1,927,000, ($12,000), and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,278	7,461
Realized Net Gain (Loss)	225,393	196,033
Change in Unrealized Appreciation (Depreciation)	(409,764)	122,310
Net Increase (Decrease) in Net Assets Resulting from Operations	(174,093)	325,804
Distributions
Net Investment Income	(7,284)	(7,204)
Realized Capital Gain[1]	(197,105)	(99,295)
Total Distributions	(204,389)	(106,499)
Capital Share Transactions
Issued	616,100	279,625
Issued in Lieu of Cash Distributions	204,389	106,499
Redeemed	(365,139)	(252,694)
Net Increase (Decrease) from Capital Share Transactions	455,350	133,430
Total Increase (Decrease)	76,868	352,735
Net Assets
Beginning of Period	1,750,150	1,397,415
End of Period	1,827,018	1,750,150

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $49,729,000 and $33,769,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.62	$21.50	$20.79	$24.14	$26.90
Investment Operations
Net Investment Income	.123	1.109	1.116	.078	.085
Net Realized and Unrealized Gain (Loss) on Investments	(1.563)	4.652	2.547	(.577)	.610
Total from Investment Operations	(1.440)	4.761	2.663	(.499)	.695
Distributions
Dividends from Net Investment Income	(.103)	(.111)	(.074)	(.087)	(.075)
Distributions from Realized Capital Gains	(2.777)	(1.530)	(1.879)	(2.764)	(3.380)
Total Distributions	(2.880)	(1.641)	(1.953)	(2.851)	(3.455)
Net Asset Value, End of Period	$20.30	$24.62	$21.50	$20.79	$24.14

Total Return	-7.22%	23.46%	14.94%	-2.75%	3.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,827	$1,750	$1,397	$1,256	$1,329
Ratio of Total Expenses to Average Net Assets[2]	0.32%	0.34%	0.36%	0.37%	0.39%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.48%	0.58%	0.33%	0.34%
Portfolio Turnover Rate	66%	93%	91%	57%	43%

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), and 0.01%.

Notes to Financial Statements

Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Small Company Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015—2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

Small Company Growth Portfolio

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  The investment advisory firm ArrowMark Colorado Holdings, LLC, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since March 31, 2016.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $732,000 for the year ended December 31, 2018.

For the year ended December 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $140,000 (0.01%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $111,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	1,774,952	—	—
Temporary Cash Investments	51,935	19,231	—
Futures Contracts—Assets[1]	273	—	—
Total	1,827,160	19,231	—

1 Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Small Company Growth Portfolio

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	52,236
Undistributed Long-Term Gains	180,739
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(149,915)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	1,996,033
Gross Unrealized Appreciation	177,957
Gross Unrealized Depreciation	(327,872)
Net Unrealized Appreciation (Depreciation)	(149,915)

F.  During the year ended December 31, 2018, the portfolio purchased $1,522,435,000 of investment securities and sold $1,246,453,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	25,424	12,208
Issued in Lieu of Cash Distributions	8,894	5,074
Redeemed	(15,398)	(11,169)
Net Increase (Decrease) in Shares Outstanding	18,920	6,113

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 41% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H.  Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Small Company Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $147,377,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 23.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio returned –0.21% for the 12 months ended December 31, 2018. After taking expenses into account, the portfolio’s performance was roughly in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, which returned –0.08%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield ended the period at 3.16%, up from 2.44% a year earlier.

A period of rising yields and some bouts of volatility

Macroeconomic fundamentals were positive throughout the period. The U.S. economy continued to expand, boosted by tax cuts enacted at the end of 2017 and by congressional approval in March to increase federal government spending. The labor market remained robust: The unemployment rate finished the period at 3.9% after dipping to an almost 50-year low. Amid some improvement in wage gains, inflation rose to hover near the Federal Reserve’s target of 2%.

Given this backdrop, the Fed raised rates four times over the year, which pushed its fed funds target range a full percentage point higher to 2.25%–2.5%. The Fed also continued trimming the assets on its balance sheet, with the pace increasing to $50 billion per month in the last quarter of the year.

Fed action drove short-term yields significantly higher. Although it declined in the fourth quarter, the yield of the 2-year U.S. Treasury note finished the 12-month period 61 basis points higher at 2.49%. (A basis point is one one-hundredth of a percentage point.)

Longer-term yields also ended the period higher. They were driven more by concerns such as the escalation in U.S. trade tensions with a number of countries including China, political uncertainties in Europe, and the pace of growth at home and abroad. The 10-year Treasury surged above 3% toward the end of the year but finished the period up only 27 basis points at 2.68%.

In this risk-off environment, the average spread in yield between investment-grade U.S. credit bonds and risk-free U.S. Treasuries widened.

High-quality and short-dated securities held up best

U.S. Treasuries, which make up a little more than 40% of the portfolio, returned 0.9%. Long-term Treasuries returned –1.8%, while intermediate- and short-term Treasuries posted positive performances. Government mortgage-backed securities did a little better than Treasuries as a whole.

With investors turning more cautious, investment-grade corporate bonds returned –2.5% over the period and their average yield spread versus Treasuries widened. Here, too, long-term bonds significantly underperformed their intermediate- and short-term counterparts. In terms of credit quality, lower-rated bonds fared worse than their higher-rated counterparts. And by sector, bonds issued by financial institutions held up better than those of utilities and industrial companies.

Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning Account Value	Ending Account Value	Expenses Paid During
Total Bond Market Index Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,015.85	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	-0.21%	2.39%	3.34%	$13,891
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index[1]	-0.08	2.50	3.49	14,095

1 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter. See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio

Sector Diversification

As of December 31, 2018

Asset-Backed/Commercial Mortgage-Backed	2.4%
Finance	8.7
Foreign	5.2
Government Mortgage-Backed	22.1
Industrial	16.0
Treasury/Agency	43.1
Utilities	1.9
Other	0.6

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (65.0%)
U.S. Government Securities (41.3%)
	United States Treasury Note/Bond	8.125%	8/15/19	64	66
	United States Treasury Note/Bond	1.125%	12/31/19	6,000	5,911
	United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,242
	United States Treasury Note/Bond	1.875%	12/31/19	5,000	4,963
	United States Treasury Note/Bond	1.250%	1/31/20	424	418
	United States Treasury Note/Bond	1.375%	1/31/20	564	557
	United States Treasury Note/Bond	2.000%	1/31/20	100	99
	United States Treasury Note/Bond	1.375%	2/15/20	4,110	4,053
	United States Treasury Note/Bond	3.625%	2/15/20	6,175	6,241
	United States Treasury Note/Bond	8.500%	2/15/20	887	944
	United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,110
	United States Treasury Note/Bond	1.375%	2/29/20	7,494	7,389
	United States Treasury Note/Bond	2.250%	2/29/20	3,325	3,311
	United States Treasury Note/Bond	1.625%	3/15/20	2,605	2,576
	United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,796
	United States Treasury Note/Bond	1.375%	3/31/20	7,070	6,966
	United States Treasury Note/Bond	2.250%	3/31/20	2,889	2,877
	United States Treasury Note/Bond	1.500%	4/15/20	5,780	5,702
	United States Treasury Note/Bond	1.125%	4/30/20	7,175	7,039
	United States Treasury Note/Bond	1.375%	4/30/20	6,773	6,669
	United States Treasury Note/Bond	2.375%	4/30/20	1,188	1,185
	United States Treasury Note/Bond	1.500%	5/15/20	10,100	9,956
	United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,558
	United States Treasury Note/Bond	1.375%	5/31/20	4,300	4,230
	United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,442
	United States Treasury Note/Bond	2.500%	5/31/20	3,365	3,362
	United States Treasury Note/Bond	1.500%	6/15/20	5,980	5,890
	United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,095
	United States Treasury Note/Bond	1.875%	6/30/20	7,025	6,955
	United States Treasury Note/Bond	2.500%	6/30/20	3,270	3,267
	United States Treasury Note/Bond	1.500%	7/15/20	16,997	16,729
	United States Treasury Note/Bond	1.625%	7/31/20	5,194	5,120
	United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,399
	United States Treasury Note/Bond	2.625%	7/31/20	4,285	4,290
	United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,261
	United States Treasury Note/Bond	8.750%	8/15/20	8,425	9,241
	United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,790
	United States Treasury Note/Bond	2.125%	8/31/20	967	960
	United States Treasury Note/Bond	2.625%	8/31/20	7,097	7,106
	United States Treasury Note/Bond	1.375%	9/15/20	9,434	9,254
	United States Treasury Note/Bond	2.000%	9/30/20	597	592
	United States Treasury Note/Bond	2.750%	9/30/20	5,662	5,683
	United States Treasury Note/Bond	1.625%	10/15/20	4,575	4,504
	United States Treasury Note/Bond	1.375%	10/31/20	6,831	6,692
	United States Treasury Note/Bond	1.750%	10/31/20	7,636	7,531
	United States Treasury Note/Bond	2.875%	10/31/20	5,565	5,600
	United States Treasury Note/Bond	1.750%	11/15/20	7,580	7,475
	United States Treasury Note/Bond	2.625%	11/15/20	2,290	2,294
	United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,494
	United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,496
	United States Treasury Note/Bond	2.750%	11/30/20	3,307	3,322
	United States Treasury Note/Bond	1.875%	12/15/20	3,470	3,429
	United States Treasury Note/Bond	1.750%	12/31/20	4,042	3,984
	United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,132
	United States Treasury Note/Bond	2.500%	12/31/20	111	111
	United States Treasury Note/Bond	2.000%	1/15/21	10,507	10,402
	United States Treasury Note/Bond	1.375%	1/31/21	6,706	6,553
	United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,139
	United States Treasury Note/Bond	2.250%	2/15/21	11,225	11,165
	United States Treasury Note/Bond	3.625%	2/15/21	5,863	5,999
	United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,310
	United States Treasury Note/Bond	1.125%	2/28/21	580	563
	United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,008
	United States Treasury Note/Bond	2.375%	3/15/21	14,122	14,084
	United States Treasury Note/Bond	1.250%	3/31/21	11,715	11,404
	United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,400
	United States Treasury Note/Bond	2.375%	4/15/21	8,381	8,360
	United States Treasury Note/Bond	1.375%	4/30/21	650	634
	United States Treasury Note/Bond	2.250%	4/30/21	3,436	3,420
	United States Treasury Note/Bond	2.625%	5/15/21	19,719	19,781
	United States Treasury Note/Bond	3.125%	5/15/21	5,625	5,708
	United States Treasury Note/Bond	1.375%	5/31/21	5,426	5,286
	United States Treasury Note/Bond	2.000%	5/31/21	6,752	6,678
	United States Treasury Note/Bond	2.625%	6/15/21	10,023	10,056
	United States Treasury Note/Bond	1.125%	6/30/21	5,078	4,915
	United States Treasury Note/Bond	2.625%	7/15/21	16,405	16,467
	United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,199
	United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,389
	United States Treasury Note/Bond	2.125%	8/15/21	3,445	3,413
1	United States Treasury Note/Bond	2.750%	8/15/21	23,185	23,345
	United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,523
	United States Treasury Note/Bond	2.000%	8/31/21	8,250	8,148
	United States Treasury Note/Bond	2.750%	9/15/21	6,614	6,660
	United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,367
	United States Treasury Note/Bond	2.125%	9/30/21	1,775	1,758
	United States Treasury Note/Bond	2.875%	10/15/21	13,961	14,109
	United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,499
	United States Treasury Note/Bond	2.000%	10/31/21	4,420	4,363
	United States Treasury Note/Bond	2.000%	11/15/21	115	114
	United States Treasury Note/Bond	2.875%	11/15/21	1,233	1,247
	United States Treasury Note/Bond	8.000%	11/15/21	3,400	3,915
	United States Treasury Note/Bond	1.750%	11/30/21	7,992	7,832
	United States Treasury Note/Bond	1.875%	11/30/21	26	26
	United States Treasury Note/Bond	2.625%	12/15/21	5,105	5,129
	United States Treasury Note/Bond	2.000%	12/31/21	3,795	3,744
	United States Treasury Note/Bond	2.125%	12/31/21	3,528	3,493
	United States Treasury Note/Bond	1.500%	1/31/22	2,600	2,526
	United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,678
	United States Treasury Note/Bond	2.000%	2/15/22	235	232
	United States Treasury Note/Bond	1.750%	2/28/22	6,530	6,388
	United States Treasury Note/Bond	1.875%	2/28/22	5,015	4,925
	United States Treasury Note/Bond	1.750%	3/31/22	8,649	8,454
	United States Treasury Note/Bond	1.875%	3/31/22	5,215	5,118
	United States Treasury Note/Bond	1.750%	4/30/22	3,992	3,900
	United States Treasury Note/Bond	1.875%	4/30/22	3,822	3,749
	United States Treasury Note/Bond	1.750%	5/15/22	342	334
	United States Treasury Note/Bond	1.750%	5/31/22	5,115	4,994
	United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,539
	United States Treasury Note/Bond	1.750%	6/30/22	14,425	14,076
	United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,028
	United States Treasury Note/Bond	1.875%	7/31/22	2,967	2,906
	United States Treasury Note/Bond	2.000%	7/31/22	6,025	5,926
	United States Treasury Note/Bond	1.625%	8/15/22	169	164
	United States Treasury Note/Bond	7.250%	8/15/22	100	116
	United States Treasury Note/Bond	1.625%	8/31/22	5,905	5,728
	United States Treasury Note/Bond	1.875%	8/31/22	5,445	5,328
	United States Treasury Note/Bond	1.750%	9/30/22	9,437	9,188
	United States Treasury Note/Bond	1.875%	9/30/22	13,975	13,671
	United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,373

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.000%	10/31/22	6,456	6,341
	United States Treasury Note/Bond	1.625%	11/15/22	9,125	8,833
	United States Treasury Note/Bond	7.625%	11/15/22	40	47
	United States Treasury Note/Bond	2.000%	11/30/22	21,833	21,441
	United States Treasury Note/Bond	2.125%	12/31/22	10,051	9,909
	United States Treasury Note/Bond	1.750%	1/31/23	7,020	6,817
	United States Treasury Note/Bond	2.375%	1/31/23	2,430	2,419
	United States Treasury Note/Bond	2.000%	2/15/23	798	782
	United States Treasury Note/Bond	7.125%	2/15/23	1,690	1,992
	United States Treasury Note/Bond	1.500%	2/28/23	2,889	2,776
	United States Treasury Note/Bond	2.625%	2/28/23	1,261	1,268
	United States Treasury Note/Bond	1.500%	3/31/23	8,180	7,853
	United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,770
	United States Treasury Note/Bond	1.625%	4/30/23	215	207
	United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,536
	United States Treasury Note/Bond	1.750%	5/15/23	7,400	7,170
	United States Treasury Note/Bond	1.625%	5/31/23	7,175	6,912
	United States Treasury Note/Bond	2.750%	5/31/23	5,850	5,915
	United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,809
	United States Treasury Note/Bond	2.625%	6/30/23	5,398	5,426
	United States Treasury Note/Bond	1.250%	7/31/23	3,300	3,121
	United States Treasury Note/Bond	2.750%	7/31/23	1,930	1,950
	United States Treasury Note/Bond	2.500%	8/15/23	5,460	5,459
	United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,625
	United States Treasury Note/Bond	1.375%	8/31/23	10,235	9,730
	United States Treasury Note/Bond	2.750%	8/31/23	8,235	8,328
	United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,198
	United States Treasury Note/Bond	2.875%	9/30/23	4,309	4,379
	United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,599
	United States Treasury Note/Bond	2.875%	10/31/23	6,203	6,308
	United States Treasury Note/Bond	2.750%	11/15/23	10,086	10,198
	United States Treasury Note/Bond	2.125%	11/30/23	6,850	6,727
	United States Treasury Note/Bond	2.875%	11/30/23	1,069	1,088
	United States Treasury Note/Bond	2.250%	12/31/23	4,150	4,098
	United States Treasury Note/Bond	2.625%	12/31/23	7,250	7,290
	United States Treasury Note/Bond	2.250%	1/31/24	825	814
	United States Treasury Note/Bond	2.750%	2/15/24	8,210	8,300
	United States Treasury Note/Bond	2.125%	2/29/24	13,065	12,816
	United States Treasury Note/Bond	2.125%	3/31/24	9,000	8,823
	United States Treasury Note/Bond	2.000%	4/30/24	385	375
	United States Treasury Note/Bond	2.500%	5/15/24	9,960	9,944
	United States Treasury Note/Bond	2.000%	5/31/24	6,739	6,559
	United States Treasury Note/Bond	2.000%	6/30/24	11,655	11,338
	United States Treasury Note/Bond	2.125%	7/31/24	7,736	7,568
	United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,461
	United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,494
	United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,317
	United States Treasury Note/Bond	2.250%	10/31/24	7,630	7,505
	United States Treasury Note/Bond	2.250%	11/15/24	11,681	11,484
	United States Treasury Note/Bond	7.500%	11/15/24	25	32
	United States Treasury Note/Bond	2.125%	11/30/24	10,905	10,646
	United States Treasury Note/Bond	2.250%	12/31/24	1,645	1,616
	United States Treasury Note/Bond	2.500%	1/31/25	6,340	6,317
	United States Treasury Note/Bond	2.000%	2/15/25	8,625	8,343
	United States Treasury Note/Bond	2.750%	2/28/25	1,163	1,175
	United States Treasury Note/Bond	2.625%	3/31/25	9,536	9,564
	United States Treasury Note/Bond	2.875%	4/30/25	4,060	4,132
	United States Treasury Note/Bond	2.125%	5/15/25	12,735	12,395
	United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,461
	United States Treasury Note/Bond	2.750%	6/30/25	5,580	5,637
	United States Treasury Note/Bond	2.875%	7/31/25	6,215	6,324
	United States Treasury Note/Bond	2.000%	8/15/25	14,581	14,059
	United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,625
	United States Treasury Note/Bond	2.750%	8/31/25	9,260	9,351
	United States Treasury Note/Bond	3.000%	9/30/25	5,591	5,734
	United States Treasury Note/Bond	3.000%	10/31/25	4,015	4,119
	United States Treasury Note/Bond	2.250%	11/15/25	10,081	9,860
	United States Treasury Note/Bond	2.875%	11/30/25	3,785	3,853
	United States Treasury Note/Bond	2.625%	12/31/25	4,815	4,827
	United States Treasury Note/Bond	1.625%	2/15/26	16,396	15,351
	United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,676
	United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,565
	United States Treasury Note/Bond	6.750%	8/15/26	630	810
	United States Treasury Note/Bond	2.000%	11/15/26	19,605	18,726
	United States Treasury Note/Bond	6.500%	11/15/26	765	975
	United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,189
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,375
	United States Treasury Note/Bond	2.375%	5/15/27	9,832	9,632
	United States Treasury Note/Bond	2.250%	8/15/27	7,822	7,572
	United States Treasury Note/Bond	6.375%	8/15/27	185	238
	United States Treasury Note/Bond	2.250%	11/15/27	9,297	8,983
	United States Treasury Note/Bond	6.125%	11/15/27	1,839	2,337
	United States Treasury Note/Bond	2.750%	2/15/28	7,480	7,521
	United States Treasury Note/Bond	2.875%	5/15/28	12,080	12,270
	United States Treasury Note/Bond	2.875%	8/15/28	12,532	12,730
	United States Treasury Note/Bond	5.500%	8/15/28	2,745	3,392
	United States Treasury Note/Bond	3.125%	11/15/28	10,709	11,114
	United States Treasury Note/Bond	5.250%	11/15/28	2,695	3,283
	United States Treasury Note/Bond	6.125%	8/15/29	830	1,089
	United States Treasury Note/Bond	6.250%	5/15/30	2,350	3,154
	United States Treasury Note/Bond	5.375%	2/15/31	4,275	5,434
	United States Treasury Note/Bond	4.500%	2/15/36	1,165	1,438
	United States Treasury Note/Bond	5.000%	5/15/37	150	197
	United States Treasury Note/Bond	4.375%	2/15/38	200	245
	United States Treasury Note/Bond	4.500%	5/15/38	914	1,139
	United States Treasury Note/Bond	3.500%	2/15/39	2,710	2,969
	United States Treasury Note/Bond	4.250%	5/15/39	3,107	3,752
	United States Treasury Note/Bond	4.500%	8/15/39	2,706	3,375
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,460
	United States Treasury Note/Bond	4.625%	2/15/40	4,250	5,393
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,591
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,231
	United States Treasury Note/Bond	4.250%	11/15/40	1,780	2,153
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,116
	United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,267
	United States Treasury Note/Bond	3.750%	8/15/41	5,050	5,707
	United States Treasury Note/Bond	3.125%	11/15/41	2,701	2,769
	United States Treasury Note/Bond	3.125%	2/15/42	3,631	3,722
	United States Treasury Note/Bond	3.000%	5/15/42	8,725	8,750
	United States Treasury Note/Bond	2.750%	8/15/42	6,740	6,459
	United States Treasury Note/Bond	2.750%	11/15/42	6,821	6,531
	United States Treasury Note/Bond	3.125%	2/15/43	6,475	6,619
	United States Treasury Note/Bond	2.875%	5/15/43	7,685	7,513
	United States Treasury Note/Bond	3.625%	8/15/43	6,405	7,099
	United States Treasury Note/Bond	3.750%	11/15/43	5,472	6,188
	United States Treasury Note/Bond	3.625%	2/15/44	5,127	5,691
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,535
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,182
	United States Treasury Note/Bond	3.000%	11/15/44	10,165	10,162
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	5,861
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	4,768
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	8,989
	United States Treasury Note/Bond	3.000%	11/15/45	4,524	4,524
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,357
	United States Treasury Note/Bond	2.500%	5/15/46	7,381	6,678
	United States Treasury Note/Bond	2.250%	8/15/46	5,756	4,932
	United States Treasury Note/Bond	2.875%	11/15/46	12,500	12,188
	United States Treasury Note/Bond	3.000%	2/15/47	937	937
	United States Treasury Note/Bond	3.000%	5/15/47	7,293	7,285
	United States Treasury Note/Bond	2.750%	8/15/47	6,713	6,378
	United States Treasury Note/Bond	2.750%	11/15/47	10,571	10,036
	United States Treasury Note/Bond	3.000%	2/15/48	8,479	8,460
	United States Treasury Note/Bond	3.125%	5/15/48	8,985	9,189
	United States Treasury Note/Bond	3.000%	8/15/48	9,350	9,340
	United States Treasury Note/Bond	3.375%	11/15/48	6,670	7,160
					1,460,244
Agency Bonds and Notes (1.3%)
2	AID-Iraq	2.149%	1/18/22	100	99
2	AID-Israel	5.500%	12/4/23	50	56
2	AID-Israel	5.500%	4/26/24	475	539
2	AID-Jordan	2.503%	10/30/20	225	224
2	AID-Jordan	2.578%	6/30/22	200	199

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	AID-Jordan	3.000%	6/30/25	200	195
2	AID-Ukraine	1.847%	5/29/20	200	198
2	AID-Ukraine	1.471%	9/29/21	175	169
3	Federal Farm Credit Banks	2.375%	3/27/20	125	125
3	Federal Farm Credit Banks	2.550%	5/15/20	200	200
3	Federal Farm Credit Banks	1.680%	10/13/20	200	197
3	Federal Farm Credit Banks	3.050%	11/15/21	100	101
3	Federal Farm Credit Banks	3.500%	12/20/23	75	78
3	Federal Home Loan Banks	2.125%	2/11/20	810	805
3	Federal Home Loan Banks	1.875%	3/13/20	75	74
3	Federal Home Loan Banks	4.125%	3/13/20	300	305
3	Federal Home Loan Banks	2.375%	3/30/20	680	678
3	Federal Home Loan Banks	2.625%	5/28/20	1,200	1,200
3	Federal Home Loan Banks	1.375%	9/28/20	475	465
3	Federal Home Loan Banks	2.625%	10/1/20	1,000	1,001
3	Federal Home Loan Banks	5.250%	12/11/20	425	446
3	Federal Home Loan Banks	1.375%	2/18/21	450	439
3	Federal Home Loan Banks	5.625%	6/11/21	35	38
3	Federal Home Loan Banks	1.125%	7/14/21	525	507
3	Federal Home Loan Banks	3.000%	10/12/21	1,500	1,519
3	Federal Home Loan Banks	1.875%	11/29/21	500	491
3	Federal Home Loan Banks	2.125%	3/10/23	970	952
3	Federal Home Loan Banks	3.250%	11/16/28	315	321
3	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,803
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	500	494
4	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	440	433
4	Federal Home Loan Mortgage Corp.	2.500%	4/23/20	831	830
4	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	860	846
4	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	1,506	1,487
4	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	1,200	1,195
4	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	965
4	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	796
4	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	503
4	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	169
4	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,080
4	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	673
4	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	990
4	Federal National Mortgage Assn.	1.500%	2/28/20	632	624
4	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	984
4	Federal National Mortgage Assn.	1.500%	7/30/20	1,000	983
4	Federal National Mortgage Assn.	2.875%	10/30/20	445	447
4	Federal National Mortgage Assn.	1.500%	11/30/20	694	680
4	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	986
4	Federal National Mortgage Assn.	1.375%	2/26/21	550	536
4	Federal National Mortgage Assn.	2.500%	4/13/21	500	499
4	Federal National Mortgage Assn.	2.750%	6/22/21	891	896
4	Federal National Mortgage Assn.	1.250%	8/17/21	525	508
4	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,163
4	Federal National Mortgage Assn.	2.000%	1/5/22	500	492
4	Federal National Mortgage Assn.	2.000%	10/5/22	850	833
4	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,375
4	Federal National Mortgage Assn.	2.875%	9/12/23	400	405
4	Federal National Mortgage Assn.	2.625%	9/6/24	500	498
4	Federal National Mortgage Assn.	2.125%	4/24/26	575	548
4	Federal National Mortgage Assn.	1.875%	9/24/26	500	466
4	Federal National Mortgage Assn.	6.250%	5/15/29	175	224
4	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,270
4	Federal National Mortgage Assn.	7.250%	5/15/30	300	419
4	Federal National Mortgage Assn.	6.625%	11/15/30	300	403
4	Federal National Mortgage Assn.	5.625%	7/15/37	275	361
	Private Export Funding Corp.	2.250%	3/15/20	150	149
	Private Export Funding Corp.	2.300%	9/15/20	50	50
	Private Export Funding Corp.	4.300%	12/15/21	100	105
	Private Export Funding Corp.	2.800%	5/15/22	125	125
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,048
	Private Export Funding Corp.	3.550%	1/15/24	100	104
	Private Export Funding Corp.	2.450%	7/15/24	100	98
	Private Export Funding Corp.	3.250%	6/15/25	50	51
3	Tennessee Valley Authority	2.250%	3/15/20	150	149
3	Tennessee Valley Authority	3.875%	2/15/21	250	256
3	Tennessee Valley Authority	1.875%	8/15/22	175	171
3	Tennessee Valley Authority	2.875%	9/15/24	191	192
3	Tennessee Valley Authority	6.750%	11/1/25	134	165
3	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,374
3	Tennessee Valley Authority	4.650%	6/15/35	175	201
3	Tennessee Valley Authority	5.880%	4/1/36	250	328
3	Tennessee Valley Authority	5.500%	6/15/38	100	127
3	Tennessee Valley Authority	5.250%	9/15/39	412	514
3	Tennessee Valley Authority	4.875%	1/15/48	100	123
3	Tennessee Valley Authority	5.375%	4/1/56	50	68
3	Tennessee Valley Authority	4.625%	9/15/60	180	219
3	Tennessee Valley Authority	4.250%	9/15/65	200	228
					47,330
Conventional Mortgage-Backed Securities (22.3%)
4,5	Fannie Mae Pool	2.000%	11/1/27–11/1/31	1,997	1,923
4,5	Fannie Mae Pool	2.500%	1/1/27–10/1/46	19,424	19,012
4,5,6	Fannie Mae Pool	3.000%	11/1/25–1/1/49	72,853	71,738
4,5,6	Fannie Mae Pool	3.500%	10/1/20–1/1/49	93,779	94,119
4,5,6	Fannie Mae Pool	4.000%	6/1/19–2/1/49	81,222	83,060
4,5,6	Fannie Mae Pool	4.500%	3/1/19–1/1/49	33,905	35,272
4,5,6	Fannie Mae Pool	5.000%	1/1/19–1/1/49	9,676	10,212
4,5	Fannie Mae Pool	5.500%	1/1/19–4/1/40	6,529	6,985
4,5	Fannie Mae Pool	6.000%	9/1/19–5/1/41	3,977	4,282
4,5	Fannie Mae Pool	6.500%	12/1/23–10/1/39	1,046	1,128
4,5	Fannie Mae Pool	7.000%	6/1/23–11/1/37	348	393
4,5	Fannie Mae Pool	7.500%	11/1/22–2/1/32	31	38
4,5	Fannie Mae Pool	8.000%	6/1/22–11/1/30	15	17
4,5	Fannie Mae Pool	8.500%	7/1/22–4/1/31	6	7
4,5	Fannie Mae Pool	9.500%	9/1/19–2/1/25	2	2
4,5	Freddie Mac Gold Pool	2.000%	8/1/28–12/1/31	795	761
4,5	Freddie Mac Gold Pool	2.500%	4/1/27–10/1/46	14,576	14,245
4,5	Freddie Mac Gold Pool	3.000%	10/1/26–2/1/49	49,294	48,536
4,5,6	Freddie Mac Gold Pool	3.500%	9/1/25–2/1/49	61,237	61,448
4,5,6	Freddie Mac Gold Pool	4.000%	4/1/19–2/1/49	50,160	51,245
4,5,6	Freddie Mac Gold Pool	4.500%	1/1/19–1/1/49	20,837	21,649
4,5,6	Freddie Mac Gold Pool	5.000%	5/1/19–1/1/49	5,513	5,802
4,5	Freddie Mac Gold Pool	5.500%	7/1/20–6/1/41	3,194	3,426
4,5	Freddie Mac Gold Pool	6.000%	8/1/20–3/1/39	2,305	2,488
4,5	Freddie Mac Gold Pool	6.500%	8/1/23–4/1/39	686	747
4,5	Freddie Mac Gold Pool	7.000%	4/1/23–2/1/37	210	234
4,5	Freddie Mac Gold Pool	7.500%	1/1/23–4/1/28	16	22
4,5	Freddie Mac Gold Pool	8.000%	1/1/22–7/1/30	19	23
4,5	Freddie Mac Gold Pool	8.500%	8/1/23–11/1/30	11	12

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	Freddie Mac Gold Pool	9.000%	5/1/27–5/1/30	4	4
5	Ginnie Mae I Pool	3.000%	1/15/26–12/15/45	2,748	2,715
5,6	Ginnie Mae I Pool	3.500%	11/15/25–1/1/49	3,288	3,321
5,6	Ginnie Mae I Pool	4.000%	10/15/24–1/1/49	4,535	4,661
5	Ginnie Mae I Pool	4.500%	5/15/20–3/15/41	4,307	4,513
5	Ginnie Mae I Pool	5.000%	11/15/20–4/15/41	2,798	2,949
5	Ginnie Mae I Pool	5.500%	6/15/19–12/15/40	1,659	1,764
5	Ginnie Mae I Pool	6.000%	1/15/24–3/15/40	1,210	1,297
5	Ginnie Mae I Pool	6.500%	11/15/23–12/15/38	302	321
5	Ginnie Mae I Pool	7.000%	5/15/23–10/15/31	77	83
5	Ginnie Mae I Pool	7.500%	4/15/22–1/15/31	28	30
5	Ginnie Mae I Pool	8.000%	3/15/22–10/15/30	23	26
5	Ginnie Mae I Pool	8.500%	6/15/24–9/15/26	4	4
5	Ginnie Mae I Pool	9.000%	8/15/21–10/15/26	1	1
5	Ginnie Mae II Pool	2.500%	6/20/27–12/20/46	2,085	2,002
5	Ginnie Mae II Pool	3.000%	2/20/27–2/1/49	48,658	48,107
5,6	Ginnie Mae II Pool	3.500%	9/20/25–1/1/49	82,242	83,087
5,6	Ginnie Mae II Pool	4.000%	9/20/25–1/1/49	52,374	53,836
5,6	Ginnie Mae II Pool	4.500%	2/20/39–1/1/49	26,010	27,057
5,6	Ginnie Mae II Pool	5.000%	12/20/32–1/1/49	9,901	10,391
5	Ginnie Mae II Pool	5.500%	6/20/34–9/20/41	1,299	1,365
5	Ginnie Mae II Pool	6.000%	3/20/33–7/20/39	631	672
5	Ginnie Mae II Pool	6.500%	12/20/35–11/20/39	224	251
5	Ginnie Mae II Pool	7.000%	8/20/36–4/20/38	27	31
					787,314
Nonconventional Mortgage-Backed Securities (0.1%)
4,5	Fannie Mae Pool	2.130%	3/1/43	143	141
4,5	Fannie Mae Pool	2.179%	6/1/43	96	96
4,5	Fannie Mae Pool	2.199%	10/1/42	48	50
4,5	Fannie Mae Pool	2.270%	7/1/43	150	146
4,5	Fannie Mae Pool	2.389%	10/1/42	54	54
4,5	Fannie Mae Pool	2.429%	9/1/43	14	14
4,5,7	Fannie Mae Pool	2.728%	3/1/42	62	65
4,5	Fannie Mae Pool	3.362%	8/1/42	71	70
4,5,8	Fannie Mae Pool	3.375%	9/1/43	69	70
4,5	Fannie Mae Pool	3.492%	4/1/41	29	29
4,5,9	Fannie Mae Pool	3.530%	12/1/37	25	26
4,5,7	Fannie Mae Pool	3.557%	2/1/36	7	7
4,5,7	Fannie Mae Pool	3.560%	12/1/40	24	25
4,5,8	Fannie Mae Pool	3.563%	4/1/37	17	17
4,5,7	Fannie Mae Pool	3.627%	3/1/38	5	5
4,5,7	Fannie Mae Pool	3.689%	12/1/41	29	29
4,5,7	Fannie Mae Pool	3.690%	2/1/41	15	15
4,5,7	Fannie Mae Pool	3.744%	12/1/40	23	24
4,5,7	Fannie Mae Pool	3.753%	2/1/41	15	16
4,5,7	Fannie Mae Pool	3.769%	2/1/41	17	18
4,5,7	Fannie Mae Pool	3.785%	1/1/40	18	19
4,5,7	Fannie Mae Pool	3.879%	1/1/37–3/1/41	49	51
4,5,8	Fannie Mae Pool	3.895%	5/1/42	56	58
4,5,7	Fannie Mae Pool	3.913%	5/1/42	14	14
4,5,9	Fannie Mae Pool	3.920%	1/1/35	23	25
4,5,8	Fannie Mae Pool	3.929%	8/1/39	33	33
4,5,7	Fannie Mae Pool	3.947%	1/1/42	38	39
4,5,7	Fannie Mae Pool	3.948%	3/1/41	25	27
4,5,7	Fannie Mae Pool	4.013%	9/1/37	50	52
4,5,7	Fannie Mae Pool	4.029%	1/1/42	33	34
4,5,7	Fannie Mae Pool	4.070%	5/1/40	16	16
4,5,7	Fannie Mae Pool	4.130%	10/1/37	17	18
4,5,8	Fannie Mae Pool	4.159%	7/1/42	21	22
4,5,7	Fannie Mae Pool	4.221%	5/1/40	7	7
4,5,7	Fannie Mae Pool	4.269%	7/1/36	10	10
4,5,7	Fannie Mae Pool	4.284%	4/1/37	10	10
4,5,7	Fannie Mae Pool	4.317%	5/1/41	21	22
4,5,8	Fannie Mae Pool	4.340%	8/1/37	13	14
4,5,7	Fannie Mae Pool	4.362%	8/1/35	54	57
4,5,7	Fannie Mae Pool	4.376%	6/1/41	8	8
4,5,7	Fannie Mae Pool	4.410%	9/1/40	11	12
4,5,7	Fannie Mae Pool	4.415%	6/1/36	1	1
4,5,7	Fannie Mae Pool	4.425%	11/1/34	12	13
4,5,7	Fannie Mae Pool	4.428%	12/1/33	9	9
4,5,7	Fannie Mae Pool	4.437%	10/1/37	28	29
4,5,7	Fannie Mae Pool	4.440%	9/1/42	51	53
4,5,7	Fannie Mae Pool	4.444%	12/1/40	15	16
4,5,7	Fannie Mae Pool	4.445%	7/1/39	7	7
4,5,7	Fannie Mae Pool	4.452%	7/1/41	67	70
4,5,7	Fannie Mae Pool	4.463%	3/1/42	30	32
4,5,7	Fannie Mae Pool	4.469%	8/1/40	17	17
4,5,8	Fannie Mae Pool	4.472%	7/1/37	8	9
4,5,9	Fannie Mae Pool	4.488%	7/1/38	8	8
4,5,7	Fannie Mae Pool	4.490%	11/1/39	15	16
4,5,9	Fannie Mae Pool	4.503%	12/1/35	36	38
4,5,7	Fannie Mae Pool	4.510%	11/1/36	13	14
4,5,7	Fannie Mae Pool	4.526%	10/1/39	12	12
4,5,7	Fannie Mae Pool	4.537%	5/1/36	3	3
4,5,7	Fannie Mae Pool	4.552%	10/1/40	17	17
4,5,7	Fannie Mae Pool	4.566%	9/1/40	39	41
4,5,7	Fannie Mae Pool	4.572%	11/1/39	6	7
4,5,7	Fannie Mae Pool	4.580%	6/1/41	25	26
4,5,7	Fannie Mae Pool	4.581%	9/1/34	6	6
4,5,7	Fannie Mae Pool	4.590%	8/1/39	14	14
4,5,7	Fannie Mae Pool	4.649%	11/1/41	23	25
4,5,7	Fannie Mae Pool	4.654%	12/1/39	28	29
4,5,7	Fannie Mae Pool	4.657%	12/1/41	29	30
4,5,7	Fannie Mae Pool	4.680%	11/1/41	30	32
4,5,7	Fannie Mae Pool	4.685%	11/1/39–10/1/40	32	34
4,5,7	Fannie Mae Pool	4.690%	11/1/40–12/1/40	38	40
4,5,7	Fannie Mae Pool	4.810%	11/1/33	9	10
4,5	Freddie Mac Non Gold Pool	2.407%	5/1/42	10	10
4,5	Freddie Mac Non Gold Pool	2.838%	2/1/42	21	21
4,5,7	Freddie Mac Non Gold Pool	3.375%	1/1/38	2	2
4,5,7	Freddie Mac Non Gold Pool	3.496%	1/1/35	2	2
4,5,7	Freddie Mac Non Gold Pool	3.548%	12/1/40	29	30
4,5,7	Freddie Mac Non Gold Pool	3.577%	2/1/37	6	7
4,5,7	Freddie Mac Non Gold Pool	3.630%	12/1/40	5	6
4,5,7	Freddie Mac Non Gold Pool	3.731%	1/1/41	19	20
4,5,7	Freddie Mac Non Gold Pool	3.735%	10/1/37	2	2
4,5,7	Freddie Mac Non Gold Pool	3.776%	1/1/41	6	6
4,5,7	Freddie Mac Non Gold Pool	3.825%	3/1/37	3	3
4,5,8	Freddie Mac Non Gold Pool	3.855%	6/1/37	8	8
4,5,7	Freddie Mac Non Gold Pool	3.880%	3/1/41	7	7
4,5,7	Freddie Mac Non Gold Pool	3.900%	2/1/41	9	10
4,5,7	Freddie Mac Non Gold Pool	3.910%	2/1/41	18	19
4,5,9	Freddie Mac Non Gold Pool	3.967%	2/1/36	9	9
4,5,9	Freddie Mac Non Gold Pool	4.003%	10/1/36	13	14
4,5,7	Freddie Mac Non Gold Pool	4.063%	7/1/35	8	9

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5,7	Freddie Mac Non Gold Pool	4.079%	2/1/42	15	15
4,5,7	Freddie Mac Non Gold Pool	4.125%	5/1/38	2	2
4,5,7	Freddie Mac Non Gold Pool	4.126%	3/1/38	4	4
4,5,9	Freddie Mac Non Gold Pool	4.231%	5/1/36	9	9
4,5,7	Freddie Mac Non Gold Pool	4.255%	5/1/40	10	10
4,5,7	Freddie Mac Non Gold Pool	4.304%	9/1/37	12	13
4,5,7	Freddie Mac Non Gold Pool	4.400%	12/1/36	12	13
4,5,7	Freddie Mac Non Gold Pool	4.433%	5/1/40	7	7
4,5,7	Freddie Mac Non Gold Pool	4.451%	5/1/37	21	22
4,5,7	Freddie Mac Non Gold Pool	4.473%	12/1/35	19	20
4,5,7	Freddie Mac Non Gold Pool	4.479%	6/1/40	23	24
4,5,7	Freddie Mac Non Gold Pool	4.485%	10/1/37	12	13
4,5,7	Freddie Mac Non Gold Pool	4.515%	6/1/40	26	27
4,5,7	Freddie Mac Non Gold Pool	4.544%	6/1/41	10	11
4,5,7	Freddie Mac Non Gold Pool	4.617%	12/1/36	16	17
4,5,7	Freddie Mac Non Gold Pool	4.630%	6/1/40	14	15
4,5,7	Freddie Mac Non Gold Pool	4.640%	12/1/36	6	6
4,5,7	Freddie Mac Non Gold Pool	4.641%	9/1/40	28	29
4,5,7	Freddie Mac Non Gold Pool	4.703%	12/1/34	9	9
4,5,9	Freddie Mac Non Gold Pool	4.744%	11/1/34	26	27
4,5,7	Freddie Mac Non Gold Pool	4.755%	11/1/40	4	4
4,5,7	Freddie Mac Non Gold Pool	4.775%	11/1/40	27	27
5,9	Ginnie Mae II Pool	3.125%	10/20/38–12/20/42	234	242
5,9	Ginnie Mae II Pool	3.375%	1/20/41–3/20/43	172	176
5,9	Ginnie Mae II Pool	3.625%	11/20/40–6/20/43	145	151
5,9	Ginnie Mae II Pool	3.750%	7/20/41–8/20/41	53	54
5,9	Ginnie Mae II Pool	4.000%	7/20/38	4	4
5,9	Ginnie Mae II Pool	4.125%	5/20/41	17	17
5,9	Ginnie Mae II Pool	4.250%	5/20/41	7	7
					3,283
Total U.S. Government and Agency Obligations
(Cost $2,319,216)					2,298,171
Asset-Backed/Commercial Mortgage-Backed Securities (2.7%)
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	22	22
5	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	32	32
5	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	100	99
5	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	25	25
5	Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	25	25
5	Ally Auto Receivables Trust 2018-3	3.120%	7/17/23	50	50
5	Ally Master Owner Trust Series 2018-1	2.700%	1/17/23	425	421
5	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	100	101
5	American Express Credit Account Master Trust 2017-1	1.930%	9/15/22	250	247
5	American Express Credit Account Master Trust 2017-3	1.770%	11/15/22	300	295
5	American Express Credit Account Master Trust 2017-6	2.040%	5/15/23	375	370
5	American Express Credit Account Master Trust 2017-7	2.350%	5/15/25	225	221
5	American Express Credit Account Master Trust 2018-1	2.670%	10/17/22	275	274
5	American Express Credit Account Master Trust 2018-2	3.010%	10/15/25	250	252
5	American Express Credit Account Master Trust 2018-4	2.990%	12/15/23	325	326
5	American Express Credit Account Master Trust 2018-8	3.180%	4/15/24	100	101
5	AmeriCredit Automobile Receivables Trust 2016-3	1.460%	5/10/21	30	30
5	AmeriCredit Automobile Receivables Trust 2017-3	1.900%	3/18/22	80	79
5	AmeriCredit Automobile Receivables Trust 2018-1	3.070%	12/19/22	100	100
5	AmeriCredit Automobile Receivables Trust 2018-1	3.260%	1/18/24	56	56
5	AmeriCredit Automobile Receivables Trust 2018-1	3.500%	1/18/24	50	50
5	BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	247
5	BA Credit Card Trust 2018-A1	2.700%	7/17/23	475	473
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	50	51
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	75	75
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	72	72
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.748%	2/15/50	28	27
5	BANK 2017 - BNK5	3.390%	6/15/60	150	147
5	BANK 2017 - BNK5	3.624%	6/15/60	100	98
5	BANK 2017 - BNK6	3.518%	7/15/60	404	400
5	BANK 2017 - BNK6	3.741%	7/15/60	404	397
5	BANK 2017 - BNK7	3.175%	9/15/60	100	96
5	BANK 2017 - BNK7	3.435%	9/15/60	75	74
5	BANK 2017 - BNK7	3.748%	9/15/60	75	74
5	BANK 2017 - BNK8	3.488%	11/15/50	150	148
5	BANK 2017 - BNK8	3.731%	11/15/50	25	25
5	BANK 2017 - BNK9	3.279%	11/15/54	150	146
5	BANK 2017 - BNK9	3.538%	11/15/54	150	148
5	BANK 2018 - BN11	4.046%	3/15/61	100	102
5	BANK 2018 - BN12	4.255%	5/15/61	125	130
5	BANK 2018 - BN12	4.361%	5/15/61	50	52
5	BANK 2018 - BN13	4.217%	8/15/61	25	26
5	BANK 2018 - BN15	4.407%	11/15/61	110	116
5	BANK 2018 - BNK10	3.641%	2/15/61	50	50
5	BANK 2018 - BNK10	3.688%	2/15/61	250	250
5	BANK 2018 - BNK10	3.898%	2/15/61	50	50
5	BANK 2018-BN14	4.231%	9/15/60	100	104
5	BANK 2018-BNK14	4.128%	9/15/60	50	52
5	BANK 2018-BNK14	4.481%	9/15/60	25	26
5	Bank Of America Credit Card Trust 2018-A2	3.000%	9/15/23	400	401
	Bank of Nova Scotia	1.850%	4/14/20	450	443
	Bank of Nova Scotia	1.875%	4/26/21	175	171
5	Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	125	124
5	BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	325	322
5	BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	100	100
5	BBCMS Mortgage Trust 2018-C2	4.314%	12/15/51	125	131
5	Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26	5.465%	1/12/45	35	35
5	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	100	100
5	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	50	49
5	BENCHMARK 2018-B2 Mortgage Trust	3.662%	2/15/51	125	127
5	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	325	330
5	BENCHMARK 2018-B2 Mortgage Trust	4.084%	2/15/51	150	150
5	BENCHMARK 2018-B3 Mortgage Trust	3.848%	4/10/51	100	102
5	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	225	231
5	BENCHMARK 2018-B4 Mortgage Trust	4.121%	7/15/51	350	361
5	BENCHMARK 2018-B4 Mortgage Trust	4.311%	7/15/51	75	77
5	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	75	78
5	BENCHMARK 2018-B6 Mortgage Trust	4.203%	10/10/51	50	52
5	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	50	52
5	BENCHMARK 2018-B6 Mortgage Trust	4.441%	10/10/51	25	26
5	BENCHMARK 2018-B7 Mortgage Trust	4.510%	11/15/51	175	186
5	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	125	130
5	BENCHMARK 2018-B8 Mortgage Trust	4.532%	1/15/52	50	52
5	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	75	74
5	BMW Vehicle Owner Trust 2018-A	2.350%	4/25/22	150	149
5	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	50	49
5	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	22	22
5	Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	45	45
5	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	50	50
5	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	250	247

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	150	148
5	Capital One Multi-Asset Execution Trust 2016-A3	1.340%	4/15/22	170	169
5	Capital One Multi-Asset Execution Trust 2016-A4	1.330%	6/15/22	200	198
5	Capital One Multi-Asset Execution Trust 2016-A6	1.820%	9/15/22	100	99
5	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	250	246
5	Capital One Multi-Asset Execution Trust 2017-A6	2.290%	7/15/25	225	219
5	Capital One Multi-Asset Execution Trust 2018-A1	3.010%	2/15/24	125	126
5	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	46	46
5	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	9	9
5	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50
5	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	23	23
5	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	50
5	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	61	60
5	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	49
5	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	75	74
5	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	49
5	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	75	74
5	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	49
5	CarMax Auto Owner Trust 2018-2	2.980%	1/17/23	75	75
5	CarMax Auto Owner Trust 2018-2	3.160%	7/17/23	50	51
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	150	141
5	CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	100	99
5	CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	25	25
5	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	144	144
5	CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	31	31
5	CD 2017-CD6 Commercial Mortgage Trust	3.332%	11/13/50	50	49
5	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	125	123
5	CD 2017-CD6 Commercial Mortgage Trust	3.709%	11/13/50	75	73
5	CD 2018-CD7 Commercial Mortgage Trust	4.279%	8/15/51	75	78
5	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	12	12
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	350	348
5	CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	125	128
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	150	146
5	CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	100	98
5	CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	250	243
5	CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	50	49
5	Chase Issuance Trust 2012-A4	1.580%	8/15/21	150	149
5	Chase Issuance Trust 2012-A7	2.160%	9/15/24	313	306
5	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	226
5	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	148
5	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	223
5	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	196
5	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	223
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	100	100
5	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	200	198
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	500	498
5	Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	200	196
5	Citibank Credit Card Issuance Trust 2017-A2	1.740%	1/19/21	325	325
5	Citibank Credit Card Issuance Trust 2017-A9	1.800%	9/20/21	340	337
5	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	550	546
5	Citibank Credit Card Issuance Trust 2018-A3	3.290%	5/23/25	450	456
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	75	75
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	100	99
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	50	52
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	75	78
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	25	25
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	25	26
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	25	26
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	50	51
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	50	50
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	100	101
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	175	177
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	225	221
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	100	100
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	48	47
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	175	172
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	84	82
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	100	101
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	100	102
5	Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	55	54
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	125	123
5	Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	225	225
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	75	72
5	Citigroup Commercial Mortgage Trust 2017-B1	3.458%	8/15/50	250	246
5	Citigroup Commercial Mortgage Trust 2017-B1	3.711%	8/15/50	50	49
5	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	150	148
5	Citigroup Commercial Mortgage Trust 2017-C4	3.764%	10/12/50	50	49
5	Citigroup Commercial Mortgage Trust 2018-B2	3.788%	3/10/51	50	51
5	Citigroup Commercial Mortgage Trust 2018-B2	4.009%	3/10/51	275	281
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	58
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	65
5,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	78	78

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	123
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	30	30
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	30	30
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	41
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	156
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	31
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	11	11
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	49	50
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	51
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	52
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	26
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	65
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	47	47
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	72
5	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	90	94
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	42
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	103
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	54	53
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	30
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	58
5	COMM 2014-CCRE15 Mortgage Trust	4.670%	2/10/47	28	29
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	50
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	77
5	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	39	39
5	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	25
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	51
5	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	25
5	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	50
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	178
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	51
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	50
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	77	77
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	176
5	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	47	47
5	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	154
5	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	93	93
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	51
5	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	8	8
5	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	22
5	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	55
5	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	15
5	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	10
5	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	50
5	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	102
5	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	126
5	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	44
5	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	127
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	97	97
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	126
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	227
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	50
5	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	50
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	149
5	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	50
5	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	75
5	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	100
5	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	51
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	127
5	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	226
5	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	125
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	126
5	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	25
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	123
5	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	49
5	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	152
5	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	127
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	100	99
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	75	75
5	CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	50	50
5	CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	8	8
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	150	149
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	75	75
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	85	85
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	100	100
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.106%	8/15/48	50	50
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	50	51
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	75	76
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	200	197
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	150	147
5	CSAIL 2017-CX10 Commercial Mortgage Trust	3.458%	11/15/50	150	147
5	CSAIL 2017-CX9 Commercial Mortgage Trust	3.446%	9/15/50	50	49
5	CSAIL 2018-CX11 Commercial Mortgage Trust	4.033%	4/15/51	275	283
5	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	25	26
5	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	74
5	DBJPM 16-C3 Mortgage Trust	2.890%	8/10/49	100	95
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	98
5	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	48
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	275	271
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	225	222
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	350	350
5	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	150	148
5	Discover Card Execution Note Trust 2018-A1	3.030%	8/15/25	225	225
5	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	100	100
5	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	100	100
4,5	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	127	129
4,5	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	311	316
4,5	Fannie Mae-Aces 2013-M12	2.404%	3/25/23	207	202
4,5	Fannie Mae-Aces 2013-M14	2.637%	4/25/23	160	158
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	340	344
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	13	13
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	96	93
4,5	Fannie Mae-Aces 2014-M1	3.214%	7/25/23	420	424
4,5	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	164	163
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	295	293
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	37	37
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	125
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	339	347
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	65	64
4,5	Fannie Mae-Aces 2014-M3	3.460%	1/25/24	175	178
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	178
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	278	277
4,5	Fannie Mae-Aces 2014-M7	3.275%	6/25/24	296	298
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	31	30
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	175
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	200
4,5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	293
4,5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	99

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	Fannie Mae-Aces 2015-M12	2.793%	5/25/25	225	222
4,5	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	273
4,5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	200	195
4,5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	99
4,5	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	146	145
4,5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	196
4,5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	92	90
4,5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	99
4,5	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	237
4,5	Fannie Mae-Aces 2016-M12	2.447%	9/25/26	250	238
4,5	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	195
4,5	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	98
4,5	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	97
4,5	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	192
4,5	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	48
4,5	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	71
4,5	Fannie Mae-Aces 2016-M9	2.292%	6/25/26	300	284
4,5	Fannie Mae-Aces 2017-M1	2.415%	10/25/26	200	191
4,5	Fannie Mae-Aces 2017-M10	2.561%	7/25/24	110	107
4,5	Fannie Mae-Aces 2017-M12	3.081%	6/25/27	300	298
4,5	Fannie Mae-Aces 2017-M15	3.136%	11/25/27	275	272
4,5	Fannie Mae-Aces 2017-M4	2.597%	12/25/26	200	192
4,5	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	147
4,5	Fannie Mae-Aces 2017-M8	3.061%	5/25/27	514	508
4,5	Fannie Mae-Aces 2018-M12	3.640%	8/25/30	50	51
4,5	Fannie Mae-Aces 2018-M14	3.578%	8/25/28	100	102
4,5	Fannie Mae-Aces 2018-M2	2.902%	1/25/28	425	412
4,5	Fannie Mae-Aces 2018-M4	3.043%	3/25/28	165	163
4,5	Fannie Mae-Aces 2018-M7	3.052%	3/25/28	100	99
4,5	FHLMC Multifamily Structured Pass Through Certificates K005	3.484%	4/25/19	11	11
4,5	FHLMC Multifamily Structured Pass Through Certificates K006	3.398%	7/25/19	33	33
4,5	FHLMC Multifamily Structured Pass Through Certificates K009	2.757%	5/25/20	13	13
4,5	FHLMC Multifamily Structured Pass Through Certificates K010	3.320%	7/25/20	12	12
4,5	FHLMC Multifamily Structured Pass Through Certificates K011	4.084%	11/25/20	248	253
4,5	FHLMC Multifamily Structured Pass Through Certificates K014	3.871%	4/25/21	131	134
4,5	FHLMC Multifamily Structured Pass Through Certificates K017	2.873%	12/25/21	349	350
4,5	FHLMC Multifamily Structured Pass Through Certificates K019	2.272%	3/25/22	150	148
4,5	FHLMC Multifamily Structured Pass Through Certificates K020	2.373%	5/25/22	350	346
4,5	FHLMC Multifamily Structured Pass Through Certificates K021	2.396%	6/25/22	225	222
4,5	FHLMC Multifamily Structured Pass Through Certificates K026	2.510%	11/25/22	325	322
4,5	FHLMC Multifamily Structured Pass Through Certificates K027	2.637%	1/25/23	325	323
4,5	FHLMC Multifamily Structured Pass Through Certificates K028	3.111%	2/25/23	475	481
4,5	FHLMC Multifamily Structured Pass Through Certificates K029	3.320%	2/25/23	325	332
4,5	FHLMC Multifamily Structured Pass Through Certificates K030	2.779%	9/25/22	177	177
4,5	FHLMC Multifamily Structured Pass Through Certificates K030	3.250%	4/25/23	325	331
4,5	FHLMC Multifamily Structured Pass Through Certificates K031	3.300%	4/25/23	340	346
4,5	FHLMC Multifamily Structured Pass Through Certificates K032	3.016%	2/25/23	189	189
4,5	FHLMC Multifamily Structured Pass Through Certificates K032	3.310%	5/25/23	340	347
4,5	FHLMC Multifamily Structured Pass Through Certificates K033	2.871%	2/25/23	208	208
4,5	FHLMC Multifamily Structured Pass Through Certificates K033	3.060%	7/25/23	325	328
4,5	FHLMC Multifamily Structured Pass Through Certificates K034	3.531%	7/25/23	288	297
4,5	FHLMC Multifamily Structured Pass Through Certificates K035	3.458%	8/25/23	400	411
4,5	FHLMC Multifamily Structured Pass Through Certificates K036	3.527%	10/25/23	325	335
4,5	FHLMC Multifamily Structured Pass Through Certificates K038	2.604%	10/25/23	79	79
4,5	FHLMC Multifamily Structured Pass Through Certificates K038	3.389%	3/25/24	400	410
4,5	FHLMC Multifamily Structured Pass Through Certificates K039	2.683%	12/25/23	50	49
4,5	FHLMC Multifamily Structured Pass Through Certificates K039	3.303%	7/25/24	225	230
4,5	FHLMC Multifamily Structured Pass Through Certificates K040	2.768%	4/25/24	80	80
4,5	FHLMC Multifamily Structured Pass Through Certificates K040	3.241%	9/25/24	275	280
4,5	FHLMC Multifamily Structured Pass Through Certificates K041	3.171%	10/25/24	275	279
4,5	FHLMC Multifamily Structured Pass Through Certificates K042	2.267%	6/25/24	40	39
4,5	FHLMC Multifamily Structured Pass Through Certificates K043	2.532%	10/25/23	41	41
4,5	FHLMC Multifamily Structured Pass Through Certificates K043	3.062%	12/25/24	150	151
4,5	FHLMC Multifamily Structured Pass Through Certificates K045	2.493%	11/25/24	106	104
4,5	FHLMC Multifamily Structured Pass Through Certificates K045	3.023%	1/25/25	175	176
4,5	FHLMC Multifamily Structured Pass Through Certificates K046	3.205%	3/25/25	175	177
4,5	FHLMC Multifamily Structured Pass Through Certificates K047	2.827%	12/25/24	81	80
4,5	FHLMC Multifamily Structured Pass Through Certificates K047	3.329%	5/25/25	175	178
4,5	FHLMC Multifamily Structured Pass Through Certificates K048	3.284%	6/25/25	225	228
4,5	FHLMC Multifamily Structured Pass Through Certificates K049	3.010%	7/25/25	125	125
4,5	FHLMC Multifamily Structured Pass Through Certificates K050	3.334%	8/25/25	200	203
4,5	FHLMC Multifamily Structured Pass Through Certificates K052	3.151%	11/25/25	125	125
4,5	FHLMC Multifamily Structured Pass Through Certificates K053	2.995%	12/25/25	75	75
4,5	FHLMC Multifamily Structured Pass Through Certificates K054	2.745%	1/25/26	200	196
4,5	FHLMC Multifamily Structured Pass Through Certificates K056	2.525%	5/25/26	150	144
4,5	FHLMC Multifamily Structured Pass Through Certificates K058	2.653%	8/25/26	100	97
4,5	FHLMC Multifamily Structured Pass Through Certificates K063	3.430%	1/25/27	475	483
4,5	FHLMC Multifamily Structured Pass Through Certificates K064	3.224%	3/25/27	300	300
4,5	FHLMC Multifamily Structured Pass Through Certificates K065	3.243%	4/25/27	433	432
4,5	FHLMC Multifamily Structured Pass Through Certificates K066	3.117%	6/25/27	150	149
4,5	FHLMC Multifamily Structured Pass Through Certificates K068	3.244%	8/25/27	125	125
4,5	FHLMC Multifamily Structured Pass Through Certificates K069	3.187%	9/25/27	200	199
4,5	FHLMC Multifamily Structured Pass Through Certificates K070	3.303%	11/25/27	75	75
4,5	FHLMC Multifamily Structured Pass Through Certificates K071	3.286%	11/25/27	100	100
4,5	FHLMC Multifamily Structured Pass Through Certificates K072	3.444%	12/25/27	100	101

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through Certificates K075	3.650%	2/25/28	150	154
4,5	FHLMC Multifamily Structured Pass Through Certificates K076	3.900%	6/25/51	350	367
4,5	FHLMC Multifamily Structured Pass Through Certificates K081	3.900%	8/25/28	100	105
4,5	FHLMC Multifamily Structured Pass Through Certificates K082	3.920%	9/25/28	75	78
4,5	FHLMC Multifamily Structured Pass Through Certificates K084	3.780%	10/25/28	100	103
4,5	FHLMC Multifamily Structured Pass Through Certificates K152	3.080%	1/25/31	100	96
4,5	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	11/25/32	100	104
4,5	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	4/25/33	200	205
4,5	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	5/25/33	75	79
4,5	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	8/25/33	75	79
4,5	FHLMC Multifamily Structured Pass Through Certificates K503	2.456%	8/25/19	216	215
4,5	FHLMC Multifamily Structured Pass Through Certificates K504	2.566%	9/25/20	99	99
4,5	FHLMC Multifamily Structured Pass Through Certificates K710	1.883%	5/25/19	23	23
4,5	FHLMC Multifamily Structured Pass Through Certificates K711	1.730%	7/25/19	376	374
4,5	FHLMC Multifamily Structured Pass Through Certificates K712	1.869%	11/25/19	172	170
4,5	FHLMC Multifamily Structured Pass Through Certificates K713	2.313%	3/25/20	512	508
4,5	FHLMC Multifamily Structured Pass Through Certificates K714	3.034%	10/25/20	398	399
4,5	FHLMC Multifamily Structured Pass Through Certificates K716	2.413%	1/25/21	31	31
4,5	FHLMC Multifamily Structured Pass Through Certificates K716	3.130%	6/25/21	370	372
4,5	FHLMC Multifamily Structured Pass Through Certificates K717	2.991%	9/25/21	225	226
4,5	FHLMC Multifamily Structured Pass Through Certificates K718	2.375%	9/25/21	149	147
4,5	FHLMC Multifamily Structured Pass Through Certificates K718	2.791%	1/25/22	225	225
4,5	FHLMC Multifamily Structured Pass Through Certificates K731	3.600%	2/25/25	225	233
4,5	FHLMC Multifamily Structured Pass Through Certificates KW01	2.853%	1/25/26	200	196
4,5	FHLMC Multifamily Structures Pass Through Certificates K073	3.350%	1/25/28	125	126
4,5	FHLMC Multifamily Structures Pass Through Certificates K074	3.600%	1/25/28	225	230
4,5	FHLMC Multifamily Structures Pass Through Certificates K078	3.854%	6/25/28	100	104
4,5	FHLMC Multifamily Structures Pass Through Certificates K079	3.926%	6/25/28	25	26
4,5	FHLMC Multifamily Structures Pass Through Certificates K080	3.736%	4/25/28	99	104
4,5	FHLMC Multifamily Structures Pass Through Certificates K080	3.926%	7/25/28	175	183
4,5	FHLMC Multifamily Structures Pass Through Certificates K1504	3.459%	11/25/32	50	49
4,5	FHLMC Multifamily Structures Pass Through Certificates K715	2.856%	1/25/21	125	125
4,5	FHLMC Multifamily Structures Pass Through Certificates K720	2.716%	6/25/22	150	150
4,5	FHLMC Multifamily Structures Pass Through Certificates K723	2.454%	8/25/23	125	123
4,5	FHLMC Multifamily Structures Pass Through Certificates K724	3.062%	11/25/23	100	101
4,5	FHLMC Multifamily Structures Pass Through Certificates K725	2.946%	7/25/24	200	201
4,5	FHLMC Multifamily Structures Pass Through Certificates K726	2.905%	4/25/24	200	200
4,5	FHLMC Multifamily Structures Pass Through Certificates K728	3.064%	8/25/24	275	277
4,5	FHLMC Multifamily Structures Pass Through Certificates K730	3.452%	9/24/24	25	25
4,5	FHLMC Multifamily Structures Pass Through Certificates K730	3.590%	1/25/25	275	285
4,5	FHLMC Multifamily Structures Pass Through Certificates KC02	3.370%	7/25/25	175	175
5	FHMS_K085	4.060%	10/25/28	150	158
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	1	1
5	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	125	125
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	6	6
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	25	25
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	45	45
5	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	92	91
5	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	74
5	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	375	370
5	Ford Credit Floorplan Master Owner Trust A Series 2016-1	1.760%	2/15/21	225	225
5	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	160	158
5	Ford Credit Floorplan Master Owner Trust A Series 2017-3	2.480%	9/15/24	170	166
5	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	225	224
5	Ford Credit Floorplan Master Owner Trust A Series 2018-2	3.170%	3/15/25	200	201
5	GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	17	17
5	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	125	124
5	GM Financial Automobile Leasing Trust 2018-1	2.680%	12/20/21	25	25
5	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	50	50
5	GM Financial Automobile Leasing Trust 2018-2	3.160%	4/20/22	25	25
5	GM Financial Consumer Automobile 2018-2	2.810%	12/16/22	100	100
5	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	75	75
5	GS Mortgage Securities Corporation II 2013-GC10	2.943%	2/10/46	92	91
5	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	80	81
5	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	299	302
5	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	160	161
5	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	125	123
5	GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	35	35
5	GS Mortgage Securities Trust 2013-GC13	4.049%	7/10/46	20	21
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	90	90
5	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	39	39
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	28	28
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	150	156
5	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	50	52
5	GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	50	50

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	50	51
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	125	128
5	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	25	26
5	GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	45	44
5	GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	75	75
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	225	227
5	GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	50	50
5	GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	50	50
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	150	149
5	GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	100	99
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	150	149
5	GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	125	126
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	50	51
5	GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	125	126
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	100	100
5	GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	75	72
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	200	190
5	GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	75	74
5	GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	50	49
5	GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	150	150
5	GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	50	49
5	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	150	147
5	GS Mortgage Securities Trust 2017-GS7	3.430%	8/10/50	261	255
5	GS Mortgage Securities Trust 2017-GS7	3.663%	8/10/50	70	69
5	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	3	3
5	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	100	99
5	Honda Auto Receivables 2018-1 Owner Trust	2.640%	2/15/22	250	248
5	Honda Auto Receivables 2018-1 Owner Trust	2.830%	5/15/24	75	75
5	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	75	75
5	Honda Auto Receivables 2018-2 Owner Trust	3.160%	8/19/24	50	50
5	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1	1
5	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	50	50
5	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	59	58
5	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	75	73
5	Hyundai Auto Receivables Trust 2018-A	2.790%	7/15/22	50	50
5	Hyundai Auto Receivables Trust 2018-A	2.940%	6/17/24	75	75
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	190	191
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	125	123
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	177
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	52
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	39
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	103
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	205
5	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	49
5	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	77
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	238
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	100
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	74
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	100	99
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	98
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	39	40
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.035%	7/15/45	26	26
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	37	37
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	100	103
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.409%	8/15/46	30	31
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	9	9
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	65	67
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.420%	11/15/45	35	36
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	127	131
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	25	26
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.811%	2/15/47	30	31
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.046%	4/15/47	45	45
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.669%	4/15/47	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	95	98
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	4.243%	4/15/47	50	51
5	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.428%	8/15/47	30	30
5	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.775%	8/15/47	25	25
5	JPMBB Commercial Mortgage Securities Trust 2014-C22	3.801%	9/15/47	175	178
5	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.110%	9/15/47	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C23	3.934%	9/15/47	85	87
5	JPMBB Commercial Mortgage Securities Trust 2014-C23	4.202%	9/15/47	50	51
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	2.940%	11/15/47	40	40
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	50	50

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.914%	11/15/47	75	75
5	JPMBB Commercial Mortgage Securities Trust 2014-C25	3.672%	11/15/47	200	202
5	JPMBB Commercial Mortgage Securities Trust 2014-C25	4.065%	11/15/47	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.019%	1/15/48	117	117
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	175	175
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.800%	1/15/48	50	50
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.951%	1/15/48	50	49
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	2.734%	2/15/48	100	99
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.017%	2/15/48	110	109
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	59	58
5	JPMBB Commercial Mortgage Securities Trust 2015-C28	2.773%	10/15/48	108	108
5	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.227%	10/15/48	125	123
5	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.532%	10/15/48	50	49
5	JPMBB Commercial Mortgage Securities Trust 2015-C29	2.921%	5/15/48	87	86
5	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.304%	5/15/48	57	57
5	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.611%	5/15/48	100	101
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.559%	7/15/48	125	126
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	100	102
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	50	51
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.540%	8/15/48	53	53
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	57	58
5	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.358%	11/15/48	125	125
5	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	125	125
5	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	82	83
5	JPMBB Commercial Mortgage Securities Trust 2016-C1	3.316%	3/15/49	75	75
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	400	402
5	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.144%	6/15/49	75	73
5	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.484%	6/15/49	50	48
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	75	74
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.713%	10/15/50	50	49
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	225	233
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.421%	6/15/51	25	26
5	Mercedes-Benz Auto Lease Trust 2017-A	1.790%	4/15/20	175	174
5	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	75	75
5	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	25	25
5	Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	23	22
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	100
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.137%	8/15/46	40	42
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.337%	8/15/46	20	21
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	104
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	67
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	99
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	49
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	2.916%	2/15/47	32	32
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	111
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	103
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.674%	2/15/47	100	104
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	25
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	102
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.321%	6/15/47	50	51
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.194%	10/15/47	94	94
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	4.435%	10/15/47	50	51
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	125
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	75
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	197
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	100
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	74
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	49
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	75
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	126
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	126
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	75
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	76
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	75

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	50
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	76
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	100
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	225
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	190
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	241
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	149
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	99
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	121
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	148
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	352
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	75	75
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	75	76
5	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	100	96
5	Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	83	80
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	200	189
5	Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	200	200
5	Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	150	148
5	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	86	86
5	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	70	70
5	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
5	Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	6	6
5	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	50	50
5	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	10	10
5	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	75	74
5	Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	60	60
5	Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	75	73
5	Nissan Auto Receivables 2017-B Owner Trust	1.950%	10/16/23	104	102
5	Nissan Auto Receivables 2018-A Owner Trust	2.650%	5/16/22	125	124
5	Nissan Auto Receivables 2018-A Owner Trust	2.890%	6/17/24	100	100
5	Nissan Master Owner Trust Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.100%	10/14/20	800	787
5	Royal Bank of Canada	1.875%	2/5/21	400	396
	Royal Bank of Canada	2.300%	3/22/21	175	172
5	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	70	70
5	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	25	25
5	Santander Drive Auto Receivables Trust 2018-2	2.750%	9/15/21	50	50
5	Santander Drive Auto Receivables Trust 2018-2	3.030%	9/15/22	50	50
5	Santander Drive Auto Receivables Trust 2018-2	3.350%	7/17/23	50	50
5	Santander Drive Auto Receivables Trust 2018-3	3.030%	2/15/22	50	50
5	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	50	50
5	Santander Drive Auto Receivables Trust 2018-3	3.510%	8/15/23	50	50
5	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	275	277
5	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	373	366
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	150	148
5	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	150	147
5	Synchrony Credit Card Master Note Trust 2018-1	2.970%	3/15/24	275	274
5	Synchrony Credit Card Master Note Trust 2018-2	3.470%	5/15/26	275	278
5	Synchrony Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	148	147
5	TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.481%	8/15/39	4	4
10	Toronto-Dominion Bank	2.250%	3/15/21	250	247
5	Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	50	50
5	Toyota Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	40	40
5	Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	13	13
5	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	75	74
5	Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	31	31
5	Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	50	49
5	Toyota Auto Receivables 2017-D Owner Trust	1.930%	1/18/22	225	222
5	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	125	124
5	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	50	50
5	Toyota Auto Receivables 2018-B Owner Trust	2.960%	9/15/22	125	125
5	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	25	25
5	UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	100	98
5	UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	50	49
5	UBS Commercial Mortgage Trust 2017-C2	3.487%	8/15/50	150	147
5	UBS Commercial Mortgage Trust 2017-C2	3.740%	8/15/50	50	49
5	UBS Commercial Mortgage Trust 2017-C3	3.426%	8/15/50	175	171
5	UBS Commercial Mortgage Trust 2017-C3	3.739%	8/15/50	75	73
5	UBS Commercial Mortgage Trust 2017-C4	3.301%	10/15/50	100	97
5	UBS Commercial Mortgage Trust 2017-C4	3.563%	10/15/50	150	148
5	UBS Commercial Mortgage Trust 2017-C4	3.836%	10/15/50	62	61
5	UBS Commercial Mortgage Trust 2017-C5	3.474%	11/15/50	100	98
5	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	150	149
5	UBS Commercial Mortgage Trust 2017-C7	4.061%	12/15/50	100	100
5	UBS Commercial Mortgage Trust 2018-C11	4.241%	6/15/51	125	129
5	UBS Commercial Mortgage Trust 2018-C12	4.296%	8/15/51	100	104

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	UBS Commercial Mortgage Trust 2018-C13	4.208%	10/15/51	25	26
5	UBS Commercial Mortgage Trust 2018-C13	4.334%	10/15/51	75	78
5	UBS Commercial Mortgage Trust 2018-C14	4.448%	12/15/51	225	237
5,§	UBS Commercial Mortgage Trust 2018-C15	4.341%	12/15/51	125	129
5	UBS Commercial Mortgage Trust 2018-C8	3.720%	2/15/51	150	150
5	UBS Commercial Mortgage Trust 2018-C8	3.983%	2/15/51	275	279
5	UBS Commercial Mortgage Trust 2018-C8	4.215%	2/15/51	75	76
5	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	104	104
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	165	165
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	25	25
5	UBS-Barclays Commercial Mortgage Trust 2018-C10	4.313%	5/15/51	175	182
5	UBS-Barclays Commercial Mortgage Trust 2018-C9	4.117%	3/15/51	275	282
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	69	69
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	45	44
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	75	77
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	82	81
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	75	75
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	125	125
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	75	75
5	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	125	124
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	75	74
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	50	49
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	274	273
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	175	175
5	Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	31	31
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	125	125
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	175	177
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	29	29
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	276	272
5	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	50	48
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	50	51
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	75	77
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	75	76
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.632%	5/15/48	50	50
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.934%	5/15/48	50	50
5	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148%	5/15/48	50	49
5	Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	100	102
5	Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	50	51
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	210	213
5	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	150	141
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	58	58
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	125	125
5	Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	50	50
5	Wells Fargo Commercial Mortgage Trust 2016-C34	3.096%	6/15/49	75	73
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	100	101
5	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.825%	10/15/49	100	98
5	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.942%	10/15/49	162	155
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	192	187
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.665%	7/15/50	54	53
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	175	171
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.702%	9/15/50	100	98
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.317%	10/15/50	100	98
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	150	149
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.854%	10/15/50	25	25
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	250	245
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	275	281
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.152%	3/15/51	50	51
5	Wells Fargo Commercial Mortgage Trust 2018-C44	4.212%	5/15/51	175	180
5	Wells Fargo Commercial Mortgage Trust 2018-C45	4.184%	6/15/51	200	207
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	75	77
5	Wells Fargo Commercial Mortgate Trust 2018-C47	4.442%	9/15/61	150	158
5	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	175	176
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	125	126
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	100	102
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	75	74
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	139	137
5	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	94	93
5	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	39	39
5	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	18	18
5	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	76	75

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	15	15
5	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	150	150
5	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	75	74
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	19	19
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	104
5	WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	20	20
5	WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	29	29
5	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	30	31
5	WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	50	52
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	25	25
5	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	25	26
5	WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	25	25
5	WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	25	26
5	WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	25	25
5	WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	25	25
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	50	52
5	WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	25	25
5	WFRBS Commercial Mortgage Trust 014-C20	3.036%	5/15/47	19	19
5	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	25	25
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	25	26
5	WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	25	26
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	75	76
5	WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	150	153
5	WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	25	25
5	WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	76	77
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	50	51
5	WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	65	65
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	65	66
5	WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	4	4
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	60	61
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	140	145
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	60	62
5	World Financial Network Credit Card Master Note Trust Series 2017-C	2.310%	8/15/24	150	148
5	World Financial Network Credit Card Master Note Trust Series 2018-A	3.070%	12/16/24	200	199
5	World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	9	9
5	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	50	50
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $95,500)					94,260
Corporate Bonds (26.5%)
Finance (8.7%)
	Banking (6.2%)
	American Express Co.	2.200%	10/30/20	300	294
	American Express Co.	3.700%	11/5/21	200	202
	American Express Co.	2.500%	8/1/22	500	482
	American Express Co.	2.650%	12/2/22	225	218
	American Express Co.	3.400%	2/27/23	300	298
	American Express Co.	3.700%	8/3/23	325	326
	American Express Co.	3.000%	10/30/24	300	288
	American Express Co.	3.625%	12/5/24	150	147
	American Express Co.	4.200%	11/6/25	150	153
	American Express Co.	4.050%	12/3/42	67	64
	American Express Credit Corp.	2.200%	3/3/20	250	247
	American Express Credit Corp.	2.375%	5/26/20	330	326
	American Express Credit Corp.	2.600%	9/14/20	300	297
	American Express Credit Corp.	2.250%	5/5/21	275	268
	American Express Credit Corp.	2.700%	3/3/22	300	293
	American Express Credit Corp.	3.300%	5/3/27	350	340
	Associated Bank NA	3.500%	8/13/21	50	50
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	250	246
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	200	197
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	300	297
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	325	317
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	250	244
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	200	195
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	200	193
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	248
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	247
	Banco Santander SA	3.848%	4/12/23	200	194
	Banco Santander SA	5.179%	11/19/25	450	446
	Banco Santander SA	3.800%	2/23/28	200	178
	Banco Santander SA	4.379%	4/12/28	200	186
	Bank of America Corp.	2.250%	4/21/20	500	494
	Bank of America Corp.	2.625%	10/19/20	525	519
	Bank of America Corp.	2.625%	4/19/21	755	745
5	Bank of America Corp.	2.369%	7/21/21	500	491
5	Bank of America Corp.	2.328%	10/1/21	350	343
5	Bank of America Corp.	2.738%	1/23/22	250	246
5	Bank of America Corp.	3.499%	5/17/22	175	175
	Bank of America Corp.	2.503%	10/21/22	300	288
	Bank of America Corp.	3.300%	1/11/23	650	640
5	Bank of America Corp.	3.124%	1/20/23	145	142
5	Bank of America Corp.	2.881%	4/24/23	1,000	973
5	Bank of America Corp.	2.816%	7/21/23	1,250	1,210
	Bank of America Corp.	4.100%	7/24/23	300	304
	Bank of America Corp.	3.004%	12/20/23	1,346	1,308
	Bank of America Corp.	4.125%	1/22/24	325	329
5	Bank of America Corp.	3.550%	3/5/24	600	592
	Bank of America Corp.	4.000%	4/1/24	392	395
5	Bank of America Corp.	3.864%	7/23/24	125	125
	Bank of America Corp.	4.200%	8/26/24	475	471
	Bank of America Corp.	4.000%	1/22/25	455	445
	Bank of America Corp.	3.950%	4/21/25	500	485

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Bank of America Corp.	3.093%	10/1/25	350	331
5	Bank of America Corp.	3.366%	1/23/26	300	287
	Bank of America Corp.	4.450%	3/3/26	675	667
	Bank of America Corp.	3.500%	4/19/26	100	96
	Bank of America Corp.	4.250%	10/22/26	725	705
	Bank of America Corp.	3.248%	10/21/27	750	695
	Bank of America Corp.	4.183%	11/25/27	375	360
5	Bank of America Corp.	3.824%	1/20/28	425	411
5	Bank of America Corp.	3.705%	4/24/28	350	335
5	Bank of America Corp.	3.593%	7/21/28	600	568
	Bank of America Corp.	3.419%	12/20/28	1,334	1,247
5	Bank of America Corp.	3.970%	3/5/29	200	194
5	Bank of America Corp.	4.271%	7/23/29	100	100
	Bank of America Corp.	6.110%	1/29/37	335	372
5	Bank of America Corp.	4.244%	4/24/38	350	334
	Bank of America Corp.	7.750%	5/14/38	340	444
	Bank of America Corp.	5.875%	2/7/42	300	347
	Bank of America Corp.	5.000%	1/21/44	750	782
	Bank of America Corp.	4.875%	4/1/44	300	308
	Bank of America Corp.	4.750%	4/21/45	100	99
5	Bank of America Corp.	4.443%	1/20/48	100	97
	Bank of America NA	6.000%	10/15/36	250	289
	Bank of Montreal	3.100%	7/13/20	200	199
	Bank of Montreal	3.100%	4/13/21	325	325
	Bank of Montreal	1.900%	8/27/21	325	315
	Bank of Montreal	2.350%	9/11/22	46	44
	Bank of Montreal	2.550%	11/6/22	104	101
5	Bank of Montreal	4.338%	10/5/28	100	100
5	Bank of Montreal	3.803%	12/15/32	1,000	930
	Bank of New York Mellon Corp.	2.600%	8/17/20	175	174
	Bank of New York Mellon Corp.	2.450%	11/27/20	150	148
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	244
	Bank of New York Mellon Corp.	3.550%	9/23/21	100	101
	Bank of New York Mellon Corp.	2.600%	2/7/22	200	196
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	192
	Bank of New York Mellon Corp.	3.500%	4/28/23	200	200
5	Bank of New York Mellon Corp.	2.661%	5/16/23	200	195
	Bank of New York Mellon Corp.	3.450%	8/11/23	150	150
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	213
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	147
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	241
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	188
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	114
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	145
5	Bank of New York Mellon Corp.	3.442%	2/7/28	150	146
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	182
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	94
	Bank of Nova Scotia	2.150%	7/14/20	200	197
	Bank of Nova Scotia	2.350%	10/21/20	950	938
	Bank of Nova Scotia	2.800%	7/21/21	420	415
	Bank of Nova Scotia	2.700%	3/7/22	250	245
	Bank of Nova Scotia	4.500%	12/16/25	300	297
	Barclays Bank plc	2.650%	1/11/21	200	196
	Barclays plc	2.875%	6/8/20	500	492
	Barclays plc	3.250%	1/12/21	300	294
	Barclays plc	3.200%	8/10/21	150	146
	Barclays plc	3.684%	1/10/23	100	96
5	Barclays plc	4.610%	2/15/23	200	198
5	Barclays plc	4.338%	5/16/24	1,000	974
	Barclays plc	3.650%	3/16/25	350	325
	Barclays plc	4.375%	1/12/26	300	285
	Barclays plc	4.337%	1/10/28	200	185
5	Barclays plc	4.972%	5/16/29	200	192
	Barclays plc	5.250%	8/17/45	250	230
	Barclays plc	4.950%	1/10/47	200	178
	BB&T Corp.	2.450%	1/15/20	130	129
	BB&T Corp.	2.150%	2/1/21	125	122
	BB&T Corp.	2.050%	5/10/21	175	170
	BB&T Corp.	3.200%	9/3/21	150	151
	BB&T Corp.	2.750%	4/1/22	175	172
	BB&T Corp.	3.750%	12/6/23	250	253
	BB&T Corp.	2.850%	10/26/24	100	96
	BB&T Corp.	3.700%	6/5/25	175	175
	BNP Paribas SA	2.375%	5/21/20	375	371
	BNP Paribas SA	5.000%	1/15/21	475	492
	BPCE SA	2.250%	1/27/20	125	124
	BPCE SA	2.650%	2/3/21	275	270
	BPCE SA	2.750%	12/2/21	250	243
10	BPCE SA	3.000%	5/22/22	250	242
	BPCE SA	4.000%	4/15/24	325	328
	BPCE SA	3.375%	12/2/26	250	235
	Branch Banking & Trust Co.	2.250%	6/1/20	400	395
	Branch Banking & Trust Co.	2.625%	1/15/22	250	245
	Branch Banking & Trust Co.	3.625%	9/16/25	500	493
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	200	196
	Canadian Imperial Bank of Commerce	2.700%	2/2/21	150	148
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	340
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	201
	Capital One Bank USA NA	3.375%	2/15/23	235	227
	Capital One Financial Corp.	2.500%	5/12/20	250	247
	Capital One Financial Corp.	2.400%	10/30/20	250	245
	Capital One Financial Corp.	4.750%	7/15/21	50	51
	Capital One Financial Corp.	3.050%	3/9/22	175	171
	Capital One Financial Corp.	3.200%	1/30/23	350	340
	Capital One Financial Corp.	3.500%	6/15/23	27	26
	Capital One Financial Corp.	3.750%	4/24/24	175	171
	Capital One Financial Corp.	3.300%	10/30/24	225	212
	Capital One Financial Corp.	4.200%	10/29/25	175	168
	Capital One Financial Corp.	3.750%	7/28/26	500	458
	Capital One Financial Corp.	3.750%	3/9/27	100	93
	Capital One Financial Corp.	3.800%	1/31/28	300	277
	Capital One NA	2.250%	9/13/21	175	169
	Capital One NA	2.650%	8/8/22	500	480
	Citibank NA	3.050%	5/1/20	400	399
	Citibank NA	2.100%	6/12/20	175	172
	Citibank NA	2.125%	10/20/20	400	392
	Citibank NA	2.850%	2/12/21	200	198
	Citibank NA	3.400%	7/23/21	475	475
5,10	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	372	390
	Citigroup Inc.	2.450%	1/10/20	350	347
	Citigroup Inc.	2.400%	2/18/20	275	272
	Citigroup Inc.	5.375%	8/9/20	50	52
	Citigroup Inc.	2.700%	3/30/21	600	590
	Citigroup Inc.	2.350%	8/2/21	150	146
	Citigroup Inc.	2.900%	12/8/21	200	196
	Citigroup Inc.	4.500%	1/14/22	475	486
	Citigroup Inc.	2.750%	4/25/22	425	412
	Citigroup Inc.	2.700%	10/27/22	375	361
	Citigroup Inc.	3.375%	3/1/23	150	148
	Citigroup Inc.	3.500%	5/15/23	675	663
5	Citigroup Inc.	2.876%	7/24/23	450	436
	Citigroup Inc.	3.875%	10/25/23	350	351
	Citigroup Inc.	4.000%	8/5/24	125	123
	Citigroup Inc.	3.875%	3/26/25	350	339
	Citigroup Inc.	3.300%	4/27/25	175	167
	Citigroup Inc.	4.400%	6/10/25	1,400	1,370
	Citigroup Inc.	5.500%	9/13/25	75	79
	Citigroup Inc.	3.700%	1/12/26	350	337
	Citigroup Inc.	4.600%	3/9/26	275	272
	Citigroup Inc.	3.400%	5/1/26	25	23
	Citigroup Inc.	3.200%	10/21/26	875	809
	Citigroup Inc.	4.300%	11/20/26	75	72
	Citigroup Inc.	4.450%	9/29/27	1,000	964
5	Citigroup Inc.	3.887%	1/10/28	525	505
5	Citigroup Inc.	3.668%	7/24/28	850	803
	Citigroup Inc.	4.125%	7/25/28	250	235
5	Citigroup Inc.	3.520%	10/27/28	435	406
5	Citigroup Inc.	4.075%	4/23/29	190	185
	Citigroup Inc.	6.625%	6/15/32	100	116
	Citigroup Inc.	6.125%	8/25/36	75	83
5	Citigroup Inc.	3.878%	1/24/39	225	200

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup Inc.	8.125%	7/15/39	562	782
	Citigroup Inc.	5.875%	1/30/42	100	114
	Citigroup Inc.	5.300%	5/6/44	375	382
	Citigroup Inc.	4.650%	7/30/45	200	195
	Citigroup Inc.	4.750%	5/18/46	375	350
	Citigroup Inc.	4.650%	7/23/48	450	442
	Citizens Bank NA	2.250%	3/2/20	175	173
	Citizens Bank NA	2.200%	5/26/20	150	148
	Citizens Bank NA	2.250%	10/30/20	200	196
	Citizens Bank NA	2.550%	5/13/21	200	196
	Citizens Bank NA	2.650%	5/26/22	125	121
	Citizens Financial Group Inc.	4.300%	12/3/25	125	123
	Comerica Bank	4.000%	7/27/25	50	50
	Comerica Inc.	3.700%	7/31/23	200	200
	Commonwealth Bank of Australia	2.400%	11/2/20	350	345
	Commonwealth Bank of Australia	2.550%	3/15/21	175	172
10	Commonwealth Bank of Australia	2.750%	3/10/22	500	490
	Compass Bank	3.500%	6/11/21	150	149
	Compass Bank	2.875%	6/29/22	250	239
	Cooperatieve Rabobank UA	2.250%	1/14/20	250	248
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	153
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	590
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	245
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	531
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	124
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	178
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	268
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	589
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	211
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	110
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	273
	Cooperatieve Rabobank UA	5.250%	8/4/45	600	617
	Credit Suisse AG	5.400%	1/14/20	325	330
	Credit Suisse AG	3.000%	10/29/21	600	591
	Credit Suisse AG	3.625%	9/9/24	575	563
10	Credit Suisse Group AG	3.574%	1/9/23	500	488
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	250	248
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	250	248
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	275	274
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	750	746
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	575	563
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	250	239
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	375	371
	Deutsche Bank AG	2.700%	7/13/20	625	606
	Deutsche Bank AG	2.950%	8/20/20	100	97
	Deutsche Bank AG	3.125%	1/13/21	100	97
	Deutsche Bank AG	3.150%	1/22/21	275	265
	Deutsche Bank AG	4.250%	10/14/21	700	690
	Deutsche Bank AG	3.300%	11/16/22	500	464
	Deutsche Bank AG	3.950%	2/27/23	300	282
	Deutsche Bank AG	3.700%	5/30/24	225	204
	Deutsche Bank AG	4.100%	1/13/26	100	91
	Discover Bank	3.200%	8/9/21	100	99
	Discover Bank	3.350%	2/6/23	150	146
	Discover Bank	4.200%	8/8/23	300	300
	Discover Bank	3.450%	7/27/26	100	92
	Discover Bank	4.650%	9/13/28	250	247
	Discover Financial Services	3.850%	11/21/22	200	199
	Discover Financial Services	3.950%	11/6/24	525	518
	Discover Financial Services	3.750%	3/4/25	100	96
	Fifth Third Bancorp	3.500%	3/15/22	125	125
	Fifth Third Bancorp	4.300%	1/16/24	275	279
	Fifth Third Bancorp	3.950%	3/14/28	75	75
	Fifth Third Bancorp	8.250%	3/1/38	200	266
	Fifth Third Bank	2.200%	10/30/20	200	196
	Fifth Third Bank	2.250%	6/14/21	300	293
	Fifth Third Bank	3.350%	7/26/21	200	200
	Fifth Third Bank	3.950%	7/28/25	200	203
	Fifth Third Bank	3.850%	3/15/26	200	197
	First Horizon National Corp.	3.500%	12/15/20	100	100
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	52
	First Republic Bank	2.500%	6/6/22	100	97
	First Republic Bank	4.375%	8/1/46	75	70
	FirstMerit Bank NA	4.270%	11/25/26	150	145
	Goldman Sachs Bank USA	3.200%	6/5/20	200	200
	Goldman Sachs Capital I	6.345%	2/15/34	225	251
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	486
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	768
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	497
	Goldman Sachs Group Inc.	2.750%	9/15/20	550	544
	Goldman Sachs Group Inc.	2.875%	2/25/21	175	172
	Goldman Sachs Group Inc.	2.625%	4/25/21	150	146
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	674
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	482
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,232
	Goldman Sachs Group Inc.	3.000%	4/26/22	600	580
5	Goldman Sachs Group Inc.	2.876%	10/31/22	1,000	976
	Goldman Sachs Group Inc.	3.625%	1/22/23	425	418
	Goldman Sachs Group Inc.	3.200%	2/23/23	425	412
5	Goldman Sachs Group Inc.	2.908%	6/5/23	350	334
5	Goldman Sachs Group Inc.	2.905%	7/24/23	500	477
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	518
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	171
	Goldman Sachs Group Inc.	3.500%	1/23/25	750	711
5	Goldman Sachs Group Inc.	3.272%	9/29/25	550	515
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	192
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	189
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,159
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	423
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	330
5	Goldman Sachs Group Inc.	3.691%	6/5/28	500	466
5	Goldman Sachs Group Inc.	3.814%	4/23/29	400	373
5	Goldman Sachs Group Inc.	4.223%	5/1/29	650	626
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	55
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,108
5	Goldman Sachs Group Inc.	4.017%	10/31/38	350	308
5	Goldman Sachs Group Inc.	4.411%	4/23/39	400	376
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	771
	Goldman Sachs Group Inc.	4.800%	7/8/44	325	311
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	448
	Goldman Sachs Group Inc.	4.750%	10/21/45	325	310
	HSBC Bank USA NA	4.875%	8/24/20	250	255
	HSBC Bank USA NA	5.625%	8/15/35	250	273
	HSBC Bank USA NA	7.000%	1/15/39	250	313
	HSBC Holdings plc	3.400%	3/8/21	625	623
	HSBC Holdings plc	2.950%	5/25/21	800	789
	HSBC Holdings plc	2.650%	1/5/22	500	485
	HSBC Holdings plc	4.875%	1/14/22	160	165
	HSBC Holdings plc	4.000%	3/30/22	290	293
5	HSBC Holdings plc	3.262%	3/13/23	560	549
	HSBC Holdings plc	3.600%	5/25/23	200	198
5	HSBC Holdings plc	3.033%	11/22/23	200	193
	HSBC Holdings plc	4.250%	3/14/24	250	250
5	HSBC Holdings plc	3.950%	5/18/24	500	495
	HSBC Holdings plc	4.250%	8/18/25	150	146
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,083
	HSBC Holdings plc	3.900%	5/25/26	450	431
5	HSBC Holdings plc	4.292%	9/12/26	250	247
	HSBC Holdings plc	4.375%	11/23/26	350	339
5	HSBC Holdings plc	4.041%	3/13/28	900	861
5	HSBC Holdings plc	4.583%	6/19/29	400	396
	HSBC Holdings plc	7.625%	5/17/32	100	126
	HSBC Holdings plc	7.350%	11/27/32	100	123
	HSBC Holdings plc	6.500%	5/2/36	350	398
	HSBC Holdings plc	6.500%	9/15/37	50	57

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	6.800%	6/1/38	200	237
	HSBC Holdings plc	5.250%	3/14/44	750	750
	HSBC USA Inc.	2.350%	3/5/20	375	371
	HSBC USA Inc.	2.750%	8/7/20	150	148
	HSBC USA Inc.	5.000%	9/27/20	300	306
	Huntington Bancshares Inc.	7.000%	12/15/20	25	27
	Huntington Bancshares Inc.	3.150%	3/14/21	100	100
	Huntington Bancshares Inc.	2.300%	1/14/22	200	193
	Huntington National Bank	2.375%	3/10/20	250	248
	Huntington National Bank	2.400%	4/1/20	150	148
	Huntington National Bank	3.250%	5/14/21	250	250
	Huntington National Bank	2.500%	8/7/22	200	193
	Huntington National Bank	3.550%	10/6/23	250	249
	ING Groep NV	3.150%	3/29/22	200	196
	ING Groep NV	4.100%	10/2/23	300	300
	ING Groep NV	3.950%	3/29/27	300	286
	ING Groep NV	4.550%	10/2/28	200	197
	Intesa Sanpaolo SPA	5.250%	1/12/24	225	221
	JPMorgan Chase & Co.	2.250%	1/23/20	1,976	1,956
	JPMorgan Chase & Co.	2.750%	6/23/20	965	959
	JPMorgan Chase & Co.	4.400%	7/22/20	475	484
	JPMorgan Chase & Co.	4.250%	10/15/20	200	203
	JPMorgan Chase & Co.	2.550%	10/29/20	450	445
	JPMorgan Chase & Co.	2.550%	3/1/21	850	837
	JPMorgan Chase & Co.	4.625%	5/10/21	250	257
	JPMorgan Chase & Co.	2.400%	6/7/21	275	269
	JPMorgan Chase & Co.	2.295%	8/15/21	450	439
	JPMorgan Chase & Co.	4.350%	8/15/21	205	210
	JPMorgan Chase & Co.	4.500%	1/24/22	325	335
5	JPMorgan Chase & Co.	3.514%	6/18/22	200	200
	JPMorgan Chase & Co.	3.250%	9/23/22	750	743
	JPMorgan Chase & Co.	2.972%	1/15/23	970	946
	JPMorgan Chase & Co.	3.200%	1/25/23	750	740
5	JPMorgan Chase & Co.	2.776%	4/25/23	350	340
	JPMorgan Chase & Co.	3.375%	5/1/23	300	294
	JPMorgan Chase & Co.	2.700%	5/18/23	250	240
5	JPMorgan Chase & Co.	3.559%	4/23/24	325	323
	JPMorgan Chase & Co.	3.625%	5/13/24	500	496
5	JPMorgan Chase & Co.	3.797%	7/23/24	175	175
	JPMorgan Chase & Co.	3.875%	9/10/24	575	566
5	JPMorgan Chase & Co.	4.023%	12/5/24	300	302
	JPMorgan Chase & Co.	3.125%	1/23/25	400	381
5	JPMorgan Chase & Co.	3.220%	3/1/25	600	580
	JPMorgan Chase & Co.	3.900%	7/15/25	300	297
	JPMorgan Chase & Co.	3.300%	4/1/26	685	653
	JPMorgan Chase & Co.	3.200%	6/15/26	300	282
	JPMorgan Chase & Co.	2.950%	10/1/26	875	808
	JPMorgan Chase & Co.	4.125%	12/15/26	450	441
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	935
5	JPMorgan Chase & Co.	3.782%	2/1/28	625	605
5	JPMorgan Chase & Co.	3.540%	5/1/28	350	334
5	JPMorgan Chase & Co.	3.509%	1/23/29	425	403
5	JPMorgan Chase & Co.	4.005%	4/23/29	300	298
5	JPMorgan Chase & Co.	4.203%	7/23/29	200	199
5	JPMorgan Chase & Co.	4.452%	12/5/29	350	356
	JPMorgan Chase & Co.	6.400%	5/15/38	450	556
	JPMorgan Chase & Co.	5.500%	10/15/40	450	500
	JPMorgan Chase & Co.	5.600%	7/15/41	450	509
	JPMorgan Chase & Co.	5.400%	1/6/42	150	165
	JPMorgan Chase & Co.	5.625%	8/16/43	300	333
	JPMorgan Chase & Co.	4.950%	6/1/45	100	102
5	JPMorgan Chase & Co.	4.260%	2/22/48	375	349
5	JPMorgan Chase & Co.	4.032%	7/24/48	500	452
5	JPMorgan Chase & Co.	3.964%	11/15/48	500	449
5	JPMorgan Chase & Co.	3.897%	1/23/49	400	354
5	JPMorgan Chase Bank NA	2.604%	2/1/21	250	248
5	JPMorgan Chase Bank NA	3.086%	4/26/21	400	399
	KeyBank NA	2.250%	3/16/20	500	494
	KeyBank NA	2.300%	9/14/22	200	193
	KeyBank NA	3.375%	3/7/23	250	250
	KeyBank NA	3.300%	6/1/25	125	122
	KeyCorp	5.100%	3/24/21	25	26
	KeyCorp	4.150%	10/29/25	150	153
	KeyCorp	4.100%	4/30/28	600	599
	Lloyds Bank plc	2.400%	3/17/20	50	49
	Lloyds Bank plc	6.375%	1/21/21	175	184
	Lloyds Bank plc	3.300%	5/7/21	200	198
	Lloyds Banking Group plc	3.000%	1/11/22	300	290
	Lloyds Banking Group plc	4.050%	8/16/23	900	886
5	Lloyds Banking Group plc	2.907%	11/7/23	400	378
	Lloyds Banking Group plc	4.450%	5/8/25	200	196
	Lloyds Banking Group plc	4.582%	12/10/25	700	659
	Lloyds Banking Group plc	3.750%	1/11/27	200	182
	Lloyds Banking Group plc	4.375%	3/22/28	250	237
	Lloyds Banking Group plc	4.550%	8/16/28	200	191
5	Lloyds Banking Group plc	3.574%	11/7/28	200	178
	Lloyds Banking Group plc	5.300%	12/1/45	200	183
	Lloyds Banking Group plc	4.344%	1/9/48	700	552
	M&T Bank Corp.	3.550%	7/26/23	200	202
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	173
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	225	222
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	403	399
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	200	201
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	386
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	292
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	299
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	744
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	95
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	249
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	522
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	228
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	489
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	239
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	199
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	199
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	50
	Mizuho Financial Group Inc.	3.549%	3/5/23	200	199
5	Mizuho Financial Group Inc.	3.922%	9/11/24	200	202
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	244
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	326
5	Mizuho Financial Group Inc.	4.254%	9/11/29	400	405
	Morgan Stanley	5.500%	1/26/20	275	281
	Morgan Stanley	2.650%	1/27/20	250	248
	Morgan Stanley	2.800%	6/16/20	800	794
	Morgan Stanley	5.500%	7/24/20	175	180
	Morgan Stanley	5.750%	1/25/21	250	261
	Morgan Stanley	2.500%	4/21/21	200	196
	Morgan Stanley	5.500%	7/28/21	75	79
	Morgan Stanley	2.625%	11/17/21	500	487
	Morgan Stanley	2.750%	5/19/22	600	582
	Morgan Stanley	4.875%	11/1/22	425	438
	Morgan Stanley	3.125%	1/23/23	750	733
	Morgan Stanley	3.750%	2/25/23	675	673
5	Morgan Stanley	3.737%	4/24/24	750	746
	Morgan Stanley	3.875%	4/29/24	545	541
	Morgan Stanley	3.700%	10/23/24	650	639
	Morgan Stanley	4.000%	7/23/25	230	227
	Morgan Stanley	5.000%	11/24/25	650	663
	Morgan Stanley	3.875%	1/27/26	225	219
	Morgan Stanley	3.125%	7/27/26	700	644
	Morgan Stanley	6.250%	8/9/26	425	469
	Morgan Stanley	4.350%	9/8/26	400	388
	Morgan Stanley	3.625%	1/20/27	850	809
	Morgan Stanley	3.950%	4/23/27	325	306
5	Morgan Stanley	3.591%	7/22/28	875	826
5	Morgan Stanley	3.772%	1/24/29	575	551
	Morgan Stanley	7.250%	4/1/32	150	191
5	Morgan Stanley	3.971%	7/22/38	375	345
5	Morgan Stanley	4.457%	4/22/39	250	243
	Morgan Stanley	6.375%	7/24/42	600	737
	Morgan Stanley	4.300%	1/27/45	475	447
	Morgan Stanley	4.375%	1/22/47	350	332

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	474
	MUFG Americas Holdings Corp.	3.000%	2/10/25	80	76
	National Australia Bank Ltd.	2.125%	5/22/20	600	592
	National Australia Bank Ltd.	1.875%	7/12/21	175	169
	National Australia Bank Ltd.	3.375%	9/20/21	250	250
	National Australia Bank Ltd.	3.700%	11/4/21	250	252
	National Australia Bank Ltd.	2.500%	5/22/22	550	533
	National Australia Bank Ltd.	3.000%	1/20/23	250	245
	National Australia Bank Ltd.	3.625%	6/20/23	250	250
	National Australia Bank Ltd.	3.375%	1/14/26	100	97
	National Australia Bank Ltd.	2.500%	7/12/26	200	182
	National Bank of Canada	2.150%	6/12/20	250	246
	National Bank of Canada	2.200%	11/2/20	200	196
	Northern Trust Corp.	3.450%	11/4/20	50	50
	Northern Trust Corp.	3.375%	8/23/21	100	101
	Northern Trust Corp.	3.950%	10/30/25	150	153
	Northern Trust Corp.	3.650%	8/3/28	100	100
5	Northern Trust Corp.	3.375%	5/8/32	50	47
	People’s United Bank NA	4.000%	7/15/24	100	100
	People’s United Financial Inc.	3.650%	12/6/22	100	100
	PNC Bank NA	2.000%	5/19/20	250	246
	PNC Bank NA	2.300%	6/1/20	150	148
	PNC Bank NA	2.450%	11/5/20	430	424
	PNC Bank NA	2.150%	4/29/21	250	244
	PNC Bank NA	2.550%	12/9/21	100	98
	PNC Bank NA	2.625%	2/17/22	175	171
	PNC Bank NA	3.300%	10/30/24	200	198
	PNC Bank NA	2.950%	2/23/25	150	144
	PNC Bank NA	3.250%	6/1/25	100	97
	PNC Bank NA	3.100%	10/25/27	250	238
	PNC Bank NA	3.250%	1/22/28	150	145
	PNC Bank NA	4.050%	7/26/28	250	253
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	124
	PNC Financial Services Group Inc.	3.150%	5/19/27	450	431
	PNC Funding Corp.	5.125%	2/8/20	150	153
	PNC Funding Corp.	4.375%	8/11/20	475	484
	PNC Funding Corp.	3.300%	3/8/22	440	439
5	Regions Bank	3.374%	8/13/21	150	149
	Regions Bank	6.450%	6/26/37	250	291
	Regions Financial Corp.	3.200%	2/8/21	100	99
	Regions Financial Corp.	3.800%	8/14/23	200	200
	Royal Bank of Canada	2.125%	3/2/20	1,150	1,138
	Royal Bank of Canada	2.150%	10/26/20	200	197
	Royal Bank of Canada	2.500%	1/19/21	200	198
	Royal Bank of Canada	2.750%	2/1/22	300	296
	Royal Bank of Canada	3.700%	10/5/23	100	100
	Royal Bank of Canada	4.650%	1/27/26	250	256
	Royal Bank of Scotland Group plc	6.125%	12/15/22	100	102
5	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	480
	Royal Bank of Scotland Group plc	6.100%	6/10/23	195	198
	Royal Bank of Scotland Group plc	3.875%	9/12/23	800	767
	Royal Bank of Scotland Group plc	6.000%	12/19/23	100	102
	Royal Bank of Scotland Group plc	5.125%	5/28/24	500	485
5	Royal Bank of Scotland Group plc	4.519%	6/25/24	300	294
5	Royal Bank of Scotland Group plc	4.892%	5/18/29	1,000	954
5	Royal Bank of Scotland Group plc	5.076%	1/27/30	200	193
	Santander Holdings USA Inc.	4.450%	12/3/21	200	203
	Santander Holdings USA Inc.	3.700%	3/28/22	700	686
	Santander Holdings USA Inc.	3.400%	1/18/23	115	110
	Santander Holdings USA Inc.	4.500%	7/17/25	125	123
	Santander Holdings USA Inc.	4.400%	7/13/27	250	236
	Santander UK Group Holdings plc	3.125%	1/8/21	550	540
	Santander UK Group Holdings plc	2.875%	8/5/21	225	218
	Santander UK Group Holdings plc	3.571%	1/10/23	200	192
5	Santander UK Group Holdings plc	3.823%	11/3/28	200	180
	Santander UK plc	2.375%	3/16/20	150	148
	Santander UK plc	2.125%	11/3/20	200	195
	Santander UK plc	3.400%	6/1/21	200	199
	Santander UK plc	3.750%	11/15/21	200	200
	Santander UK plc	4.000%	3/13/24	150	150
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	250	247
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	296
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	250	241
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	245
	State Street Corp.	1.950%	5/19/21	125	121
5	State Street Corp.	2.653%	5/15/23	300	292
	State Street Corp.	3.100%	5/15/23	400	393
	State Street Corp.	3.700%	11/20/23	83	84
5	State Street Corp.	3.776%	12/3/24	200	201
	State Street Corp.	3.550%	8/18/25	225	225
	State Street Corp.	2.650%	5/19/26	125	117
5	State Street Corp.	4.141%	12/3/29	200	206
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	250	248
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	300	298
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	197
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	247
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	102
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	252
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	245
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	336
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	242
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	462
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	245
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	195
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	194
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	246
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	202
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	204
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	148
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	114
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	164
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	671
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	290
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	300	299
	SunTrust Bank	2.250%	1/31/20	200	198
5	SunTrust Bank	2.590%	1/29/21	100	99
5	SunTrust Bank	3.502%	8/2/22	250	249
	SunTrust Bank	3.000%	2/2/23	75	73
5	SunTrust Bank	3.689%	8/2/24	250	250
	SunTrust Bank	3.300%	5/15/26	200	189
	SunTrust Banks Inc.	2.900%	3/3/21	75	74
	SunTrust Banks Inc.	2.700%	1/27/22	125	122
	SVB Financial Group	3.500%	1/29/25	100	96
	Svenska Handelsbanken AB	2.450%	3/30/21	300	294
	Svenska Handelsbanken AB	3.350%	5/24/21	200	200
	Svenska Handelsbanken AB	1.875%	9/7/21	350	338
	Synchrony Bank	3.650%	5/24/21	500	489
	Synchrony Bank	3.000%	6/15/22	100	93
	Synchrony Financial	2.700%	2/3/20	375	369
	Synchrony Financial	4.250%	8/15/24	250	230
	Synchrony Financial	4.500%	7/23/25	500	455
	Synchrony Financial	3.700%	8/4/26	125	106
	Synchrony Financial	3.950%	12/1/27	300	252
	Synovus Financial Corp.	3.125%	11/1/22	50	47
	Toronto-Dominion Bank	3.000%	6/11/20	200	200
	Toronto-Dominion Bank	3.150%	9/17/20	400	401
	Toronto-Dominion Bank	2.500%	12/14/20	100	99
	Toronto-Dominion Bank	2.550%	1/25/21	450	445
	Toronto-Dominion Bank	2.125%	4/7/21	175	171
	Toronto-Dominion Bank	3.250%	6/11/21	600	602
	Toronto-Dominion Bank	1.800%	7/13/21	150	145
	UBS AG	2.350%	3/26/20	175	173
	UBS AG	4.875%	8/4/20	50	51
10	UBS AG	2.450%	12/1/20	200	197
	US Bancorp	2.350%	1/29/21	100	99
	US Bancorp	4.125%	5/24/21	250	256
	US Bancorp	2.625%	1/24/22	200	197
	US Bancorp	3.000%	3/15/22	125	124
	US Bancorp	2.950%	7/15/22	400	394
	US Bancorp	3.700%	1/30/24	150	152
	US Bancorp	3.600%	9/11/24	50	50
	US Bancorp	3.950%	11/17/25	100	103

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	US Bancorp	3.100%	4/27/26	300	284
	US Bancorp	3.150%	4/27/27	275	264
	US Bancorp	3.900%	4/26/28	150	153
	US Bank NA	2.350%	1/23/20	100	99
	US Bank NA	3.050%	7/24/20	250	250
	US Bank NA	2.050%	10/23/20	250	245
	US Bank NA	2.850%	1/23/23	250	245
	US Bank NA	3.400%	7/24/23	250	250
	US Bank NA	2.800%	1/27/25	500	479
	Wachovia Corp.	6.605%	10/1/25	265	299
	Wells Fargo & Co.	2.600%	7/22/20	350	347
	Wells Fargo & Co.	2.550%	12/7/20	300	296
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,325
	Wells Fargo & Co.	4.600%	4/1/21	475	486
	Wells Fargo & Co.	2.100%	7/26/21	350	339
	Wells Fargo & Co.	3.500%	3/8/22	450	448
	Wells Fargo & Co.	2.625%	7/22/22	775	746
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,461
	Wells Fargo & Co.	3.450%	2/13/23	350	343
	Wells Fargo & Co.	3.300%	9/9/24	400	387
	Wells Fargo & Co.	3.000%	2/19/25	425	401
	Wells Fargo & Co.	3.000%	4/22/26	525	488
	Wells Fargo & Co.	4.100%	6/3/26	575	561
	Wells Fargo & Co.	3.000%	10/23/26	675	625
	Wells Fargo & Co.	4.300%	7/22/27	475	467
5	Wells Fargo & Co.	3.584%	5/22/28	500	480
	Wells Fargo & Co.	5.375%	2/7/35	200	222
	Wells Fargo & Co.	5.375%	11/2/43	500	523
	Wells Fargo & Co.	5.606%	1/15/44	600	653
	Wells Fargo & Co.	4.650%	11/4/44	325	308
	Wells Fargo & Co.	3.900%	5/1/45	500	463
	Wells Fargo & Co.	4.900%	11/17/45	250	246
	Wells Fargo & Co.	4.400%	6/14/46	300	278
	Wells Fargo & Co.	4.750%	12/7/46	350	338
	Wells Fargo Bank NA	2.400%	1/15/20	500	496
	Wells Fargo Bank NA	2.600%	1/15/21	250	247
5	Wells Fargo Bank NA	3.325%	7/23/21	250	250
	Wells Fargo Bank NA	3.625%	10/22/21	450	451
	Wells Fargo Bank NA	3.550%	8/14/23	250	249
	Wells Fargo Bank NA	5.950%	8/26/36	200	230
	Wells Fargo Bank NA	5.850%	2/1/37	300	341
	Wells Fargo Bank NA	6.600%	1/15/38	225	278
	Westpac Banking Corp.	2.150%	3/6/20	300	297
	Westpac Banking Corp.	3.050%	5/15/20	125	125
	Westpac Banking Corp.	2.600%	11/23/20	250	247
	Westpac Banking Corp.	2.100%	5/13/21	600	583
	Westpac Banking Corp.	2.000%	8/19/21	275	266
	Westpac Banking Corp.	2.500%	6/28/22	1,000	968
	Westpac Banking Corp.	2.750%	1/11/23	200	194
	Westpac Banking Corp.	3.650%	5/15/23	75	75
	Westpac Banking Corp.	2.850%	5/13/26	400	372
	Westpac Banking Corp.	2.700%	8/19/26	175	161
	Westpac Banking Corp.	3.350%	3/8/27	250	240
5	Westpac Banking Corp.	4.322%	11/23/31	500	472
	Zions Bancorp NA	3.500%	8/27/21	250	250

	Brokerage (0.3%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	102
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	122
	Ameriprise Financial Inc.	5.300%	3/15/20	125	128
	Ameriprise Financial Inc.	4.000%	10/15/23	250	256
	Ameriprise Financial Inc.	3.700%	10/15/24	100	99
	BGC Partners Inc.	5.125%	5/27/21	50	50
	BlackRock Inc.	4.250%	5/24/21	125	128
	BlackRock Inc.	3.375%	6/1/22	175	176
	BlackRock Inc.	3.500%	3/18/24	175	175
	BlackRock Inc.	3.200%	3/15/27	100	97
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	103
	Brookfield Finance Inc.	4.250%	6/2/26	50	49
	Brookfield Finance Inc.	3.900%	1/25/28	125	117
	Brookfield Finance Inc.	4.700%	9/20/47	150	140
	Brookfield Finance LLC	4.000%	4/1/24	125	124
	Cboe Global Markets Inc.	3.650%	1/12/27	110	107
	Charles Schwab Corp.	3.250%	5/21/21	125	125
	Charles Schwab Corp.	3.225%	9/1/22	300	299
	Charles Schwab Corp.	2.650%	1/25/23	100	98
	Charles Schwab Corp.	3.550%	2/1/24	125	126
	Charles Schwab Corp.	3.850%	5/21/25	25	25
	Charles Schwab Corp.	3.200%	3/2/27	250	241
	Charles Schwab Corp.	3.200%	1/25/28	100	96
	Charles Schwab Corp.	4.000%	2/1/29	125	128
	CME Group Inc.	3.000%	9/15/22	125	124
	CME Group Inc.	3.000%	3/15/25	125	122
	CME Group Inc.	5.300%	9/15/43	150	174
	CME Group Inc.	4.150%	6/15/48	125	128
	E*TRADE Financial Corp.	3.800%	8/24/27	75	71
	E*TRADE Financial Corp.	4.500%	6/20/28	65	64
	Eaton Vance Corp.	3.625%	6/15/23	50	50
	Eaton Vance Corp.	3.500%	4/6/27	100	97
	Franklin Resources Inc.	2.800%	9/15/22	225	220
	Intercontinental Exchange Inc.	2.350%	9/15/22	100	97
	Intercontinental Exchange Inc.	3.450%	9/21/23	100	101
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	154
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	301
	Intercontinental Exchange Inc.	3.100%	9/15/27	150	142
	Intercontinental Exchange Inc.	3.750%	9/21/28	75	75
	Intercontinental Exchange Inc.	4.250%	9/21/48	175	172
	Invesco Finance plc	3.125%	11/30/22	175	171
	Invesco Finance plc	4.000%	1/30/24	450	449
	Invesco Finance plc	3.750%	1/15/26	170	165
	Invesco Finance plc	5.375%	11/30/43	75	80
	Janus Capital Group Inc.	4.875%	8/1/25	75	74
	Jefferies Financial Group Inc.	5.500%	10/18/23	150	153
	Jefferies Group LLC	6.875%	4/15/21	105	112
	Jefferies Group LLC	5.125%	1/20/23	100	102
	Jefferies Group LLC	4.850%	1/15/27	200	192
	Jefferies Group LLC	6.450%	6/8/27	50	52
	Jefferies Group LLC	6.250%	1/15/36	75	75
	Jefferies Group LLC	6.500%	1/20/43	75	75
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	257
	Lazard Group LLC	3.750%	2/13/25	50	48
	Lazard Group LLC	3.625%	3/1/27	100	94
	Lazard Group LLC	4.500%	9/19/28	100	100
	Legg Mason Inc.	4.750%	3/15/26	100	102
	Legg Mason Inc.	5.625%	1/15/44	100	100
	Nasdaq Inc.	5.550%	1/15/20	175	179
	Nasdaq Inc.	4.250%	6/1/24	75	76
	Nasdaq Inc.	3.850%	6/30/26	100	96
	Nomura Holdings Inc.	6.700%	3/4/20	200	207
	Raymond James Financial Inc.	3.625%	9/15/26	75	71
	Raymond James Financial Inc.	4.950%	7/15/46	210	205
	Stifel Financial Corp.	3.500%	12/1/20	50	50
	Stifel Financial Corp.	4.250%	7/18/24	150	151
	TD Ameritrade Holding Corp.	2.950%	4/1/22	125	124
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	99
	TD Ameritrade Holding Corp.	3.300%	4/1/27	125	120

	Finance Companies (0.2%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.250%	7/1/20	350	350
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/30/20	150	151
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	5/15/21	150	150
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.000%	10/1/21	200	203
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	125	123
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	100	97

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	175	175
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	119
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	118
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	150	130
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	150	131
	Air Lease Corp.	2.125%	1/15/20	50	49
	Air Lease Corp.	4.750%	3/1/20	75	76
	Air Lease Corp.	2.500%	3/1/21	250	244
	Air Lease Corp.	3.875%	4/1/21	75	75
	Air Lease Corp.	3.375%	6/1/21	75	74
	Air Lease Corp.	3.750%	2/1/22	300	296
	Air Lease Corp.	2.625%	7/1/22	100	95
	Air Lease Corp.	2.750%	1/15/23	100	95
	Air Lease Corp.	3.875%	7/3/23	100	98
	Air Lease Corp.	4.250%	9/15/24	75	74
	Air Lease Corp.	3.250%	3/1/25	150	138
	Air Lease Corp.	3.625%	4/1/27	75	66
	Air Lease Corp.	3.625%	12/1/27	100	88
	Air Lease Corp.	4.625%	10/1/28	100	95
	Aircastle Ltd.	4.400%	9/25/23	125	122
	Ares Capital Corp.	3.875%	1/15/20	75	75
	Ares Capital Corp.	3.500%	2/10/23	250	237
	Ares Capital Corp.	4.250%	3/1/25	100	96
	GATX Corp.	3.250%	3/30/25	125	118
	GATX Corp.	3.250%	9/15/26	50	46
	GATX Corp.	3.850%	3/30/27	175	166
	GATX Corp.	3.500%	3/15/28	100	92
	GATX Corp.	4.550%	11/7/28	150	149
	GATX Corp.	4.500%	3/30/45	50	46
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	1,237	1,194
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	358	318
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	2,268	1,909
	International Lease Finance Corp.	8.250%	12/15/20	200	215
	International Lease Finance Corp.	4.625%	4/15/21	89	89
	International Lease Finance Corp.	8.625%	1/15/22	115	128
	International Lease Finance Corp.	5.875%	8/15/22	160	165
	Prospect Capital Corp.	5.875%	3/15/23	40	40

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	66
	AEGON Funding Co. LLC	5.750%	12/15/20	81	85
	Aetna Inc.	2.750%	11/15/22	200	192
	Aetna Inc.	2.800%	6/15/23	125	119
	Aetna Inc.	3.500%	11/15/24	125	120
	Aetna Inc.	6.625%	6/15/36	130	153
	Aetna Inc.	6.750%	12/15/37	100	119
	Aetna Inc.	4.500%	5/15/42	75	68
	Aetna Inc.	4.125%	11/15/42	75	65
	Aetna Inc.	3.875%	8/15/47	300	252
	Aflac Inc.	4.000%	2/15/22	50	51
	Aflac Inc.	3.625%	6/15/23	125	126
	Aflac Inc.	3.625%	11/15/24	125	124
	Aflac Inc.	3.250%	3/17/25	125	122
	Aflac Inc.	2.875%	10/15/26	75	70
	Aflac Inc.	4.000%	10/15/46	50	46
	Aflac Inc.	4.750%	1/15/49	115	118
	Alleghany Corp.	5.625%	9/15/20	100	103
	Alleghany Corp.	4.900%	9/15/44	100	99
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	73
	Allstate Corp.	3.150%	6/15/23	100	100
	Allstate Corp.	5.550%	5/9/35	75	85
	Allstate Corp.	4.500%	6/15/43	125	127
	Allstate Corp.	4.200%	12/15/46	200	195
5	Allstate Corp.	5.750%	8/15/53	75	73
5	Allstate Corp.	6.500%	5/15/67	100	103
	Alterra Finance LLC	6.250%	9/30/20	55	57
	American Financial Group Inc.	3.500%	8/15/26	50	47
	American Financial Group Inc.	4.500%	6/15/47	110	98
	American International Group Inc.	3.375%	8/15/20	125	125
	American International Group Inc.	6.400%	12/15/20	385	404
	American International Group Inc.	3.300%	3/1/21	275	274
	American International Group Inc.	4.875%	6/1/22	250	260
	American International Group Inc.	4.125%	2/15/24	170	170
	American International Group Inc.	4.200%	4/1/28	200	192
	American International Group Inc.	3.875%	1/15/35	200	172
	American International Group Inc.	4.700%	7/10/35	75	72
	American International Group Inc.	6.250%	5/1/36	475	519
	American International Group Inc.	4.500%	7/16/44	500	447
	American International Group Inc.	4.750%	4/1/48	100	92
5	American International Group Inc.	5.750%	4/1/48	125	110
	American International Group Inc.	4.375%	1/15/55	125	105
5	American International Group Inc.	8.175%	5/15/68	95	113
	Anthem Inc.	4.350%	8/15/20	100	102
	Anthem Inc.	2.500%	11/21/20	175	172
	Anthem Inc.	3.700%	8/15/21	125	126
	Anthem Inc.	3.125%	5/15/22	150	147
	Anthem Inc.	2.950%	12/1/22	150	146
	Anthem Inc.	3.300%	1/15/23	600	590
	Anthem Inc.	3.500%	8/15/24	75	73
	Anthem Inc.	3.350%	12/1/24	160	155
	Anthem Inc.	3.650%	12/1/27	300	287
	Anthem Inc.	4.101%	3/1/28	400	392
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	85
	Anthem Inc.	6.375%	6/15/37	75	90
	Anthem Inc.	4.625%	5/15/42	175	168
	Anthem Inc.	4.650%	1/15/43	275	267
	Anthem Inc.	5.100%	1/15/44	100	102
	Anthem Inc.	4.375%	12/1/47	300	280
	Anthem Inc.	4.550%	3/1/48	155	149
	Anthem Inc.	4.850%	8/15/54	50	48
	Aon Corp.	5.000%	9/30/20	150	154
	Aon Corp.	8.205%	1/1/27	25	29
	Aon Corp.	4.500%	12/15/28	100	101
	Aon Corp.	6.250%	9/30/40	100	118
	Aon plc	3.500%	6/14/24	100	98
	Aon plc	3.875%	12/15/25	200	197
	Aon plc	4.600%	6/14/44	175	168
	Aon plc	4.750%	5/15/45	100	98
	Arch Capital Finance LLC	4.011%	12/15/26	100	100
	Arch Capital Finance LLC	5.031%	12/15/46	100	103
	Arch Capital Group Ltd.	7.350%	5/1/34	50	63
	Arch Capital Group US Inc.	5.144%	11/1/43	50	52
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	176
	Assurant Inc.	4.000%	3/15/23	50	50
	Assurant Inc.	4.200%	9/27/23	100	100
	Assurant Inc.	4.900%	3/27/28	100	100
	Assurant Inc.	6.750%	2/15/34	50	57
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	76
	Athene Holding Ltd.	4.125%	1/12/28	200	181
10	AXA Equitable Holdings Inc.	3.900%	4/20/23	100	99
	AXA Equitable Holdings Inc.	7.000%	4/1/28	75	86
10	AXA Equitable Holdings Inc.	4.350%	4/20/28	930	885
10	AXA Equitable Holdings Inc.	5.000%	4/20/48	350	307
	AXA SA	8.600%	12/15/30	225	280
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	77
	AXIS Specialty Finance plc	4.000%	12/6/27	550	527
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	275
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	128
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	149
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	89
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	127
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	225	226

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	700	698
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	197
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	124
	Berkshire Hathaway Inc.	2.750%	3/15/23	250	245
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	702
	Berkshire Hathaway Inc.	4.500%	2/11/43	175	182
	Brighthouse Financial Inc.	3.700%	6/22/27	250	211
	Brighthouse Financial Inc.	4.700%	6/22/47	130	97
	Brown & Brown Inc.	4.200%	9/15/24	75	74
	Chubb Corp.	6.000%	5/11/37	125	151
	Chubb Corp.	6.500%	5/15/38	50	64
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	469
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	121
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	99
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	244
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	256
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	99
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	360
10	Cigna Corp.	3.200%	9/17/20	340	339
10	Cigna Corp.	3.400%	9/17/21	280	279
10	Cigna Corp.	3.750%	7/15/23	200	198
10	Cigna Corp.	4.125%	11/15/25	265	265
10	Cigna Corp.	4.375%	10/15/28	485	487
10	Cigna Corp.	4.800%	8/15/38	215	211
10	Cigna Corp.	4.900%	12/15/48	495	487
	Cigna Holding Co.	5.125%	6/15/20	50	51
	Cigna Holding Co.	4.375%	12/15/20	45	46
	Cigna Holding Co.	4.500%	3/15/21	25	26
	Cigna Holding Co.	4.000%	2/15/22	125	126
	Cigna Holding Co.	3.250%	4/15/25	250	238
	Cigna Holding Co.	7.875%	5/15/27	41	51
	Cigna Holding Co.	3.050%	10/15/27	225	204
	Cigna Holding Co.	5.375%	2/15/42	75	80
	Cigna Holding Co.	3.875%	10/15/47	120	100
	Cincinnati Financial Corp.	6.920%	5/15/28	100	120
	Cincinnati Financial Corp.	6.125%	11/1/34	75	87
	CNA Financial Corp.	5.875%	8/15/20	75	78
	CNA Financial Corp.	5.750%	8/15/21	75	79
	CNA Financial Corp.	4.500%	3/1/26	125	125
	CNA Financial Corp.	3.450%	8/15/27	100	93
	Coventry Health Care Inc.	5.450%	6/15/21	100	103
	Enstar Group Ltd.	4.500%	3/10/22	50	50
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	100
10	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	48
	First American Financial Corp.	4.600%	11/15/24	100	101
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	100
	Hartford Financial Services Group Inc.	5.125%	4/15/22	125	130
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	56
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	114
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	162
	Humana Inc.	2.900%	12/15/22	150	145
	Humana Inc.	3.850%	10/1/24	150	148
	Humana Inc.	3.950%	3/15/27	150	147
	Humana Inc.	4.625%	12/1/42	110	109
	Humana Inc.	4.950%	10/1/44	200	205
	Kemper Corp.	4.350%	2/15/25	40	39
	Lincoln National Corp.	6.250%	2/15/20	25	26
	Lincoln National Corp.	4.850%	6/24/21	50	51
	Lincoln National Corp.	4.200%	3/15/22	50	51
	Lincoln National Corp.	4.000%	9/1/23	50	50
	Lincoln National Corp.	3.625%	12/12/26	75	72
	Lincoln National Corp.	3.800%	3/1/28	100	96
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	6.300%	10/9/37	75	89
	Lincoln National Corp.	7.000%	6/15/40	160	201
	Loews Corp.	2.625%	5/15/23	75	73
	Loews Corp.	6.000%	2/1/35	50	57
	Loews Corp.	4.125%	5/15/43	100	92
	Manulife Financial Corp.	4.900%	9/17/20	275	283
	Manulife Financial Corp.	4.150%	3/4/26	175	177
5	Manulife Financial Corp.	4.061%	2/24/32	190	179
	Manulife Financial Corp.	5.375%	3/4/46	100	109
	Markel Corp.	4.900%	7/1/22	125	128
	Markel Corp.	3.500%	11/1/27	50	47
	Markel Corp.	4.300%	11/1/47	50	44
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	494
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	303
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	74
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	98
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	97
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	98
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	94
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	300	273
	Mercury General Corp.	4.400%	3/15/27	75	73
	MetLife Inc.	4.750%	2/8/21	100	102
	MetLife Inc.	3.048%	12/15/22	225	221
	MetLife Inc.	3.600%	4/10/24	175	175
	MetLife Inc.	3.000%	3/1/25	250	239
	MetLife Inc.	3.600%	11/13/25	500	493
	MetLife Inc.	6.500%	12/15/32	175	219
	MetLife Inc.	6.375%	6/15/34	100	121
	MetLife Inc.	5.700%	6/15/35	200	227
	MetLife Inc.	5.875%	2/6/41	325	377
	MetLife Inc.	4.125%	8/13/42	125	117
	MetLife Inc.	4.875%	11/13/43	175	180
	MetLife Inc.	4.721%	12/15/44	63	64
	MetLife Inc.	4.600%	5/13/46	120	120
5	MetLife Inc.	6.400%	12/15/66	210	213
	Old Republic International Corp.	4.875%	10/1/24	75	78
	Old Republic International Corp.	3.875%	8/26/26	100	94
	PartnerRe Finance B LLC	5.500%	6/1/20	100	103
	Primerica Inc.	4.750%	7/15/22	125	128
	Principal Financial Group Inc.	3.300%	9/15/22	50	49
	Principal Financial Group Inc.	3.125%	5/15/23	100	98
	Principal Financial Group Inc.	3.400%	5/15/25	75	73
	Principal Financial Group Inc.	3.100%	11/15/26	100	93
	Principal Financial Group Inc.	4.625%	9/15/42	50	49
	Principal Financial Group Inc.	4.350%	5/15/43	50	47
	Principal Financial Group Inc.	4.300%	11/15/46	75	70
5	Principal Financial Group Inc.	4.700%	5/15/55	65	63
	Progressive Corp.	3.750%	8/23/21	75	76
	Progressive Corp.	2.450%	1/15/27	150	137
	Progressive Corp.	6.625%	3/1/29	125	152
	Progressive Corp.	4.350%	4/25/44	50	50
	Progressive Corp.	4.125%	4/15/47	250	245
	Progressive Corp.	4.200%	3/15/48	155	154
	Prudential Financial Inc.	5.375%	6/21/20	100	103
	Prudential Financial Inc.	4.500%	11/15/20	250	257
	Prudential Financial Inc.	4.500%	11/16/21	75	78
	Prudential Financial Inc.	3.500%	5/15/24	125	126
	Prudential Financial Inc.	5.750%	7/15/33	100	114
	Prudential Financial Inc.	5.700%	12/14/36	125	141
	Prudential Financial Inc.	6.625%	12/1/37	65	79
	Prudential Financial Inc.	6.625%	6/21/40	65	80
5	Prudential Financial Inc.	5.875%	9/15/42	175	178
5	Prudential Financial Inc.	5.625%	6/15/43	375	370
	Prudential Financial Inc.	5.100%	8/15/43	50	53
5	Prudential Financial Inc.	5.200%	3/15/44	85	80
	Prudential Financial Inc.	4.600%	5/15/44	525	526
5	Prudential Financial Inc.	5.375%	5/15/45	250	235
	Prudential Financial Inc.	3.905%	12/7/47	182	163
5	Prudential Financial Inc.	5.700%	9/15/48	250	231
	Prudential Financial Inc.	3.935%	12/7/49	263	236
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	78
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	78
	RenaissanceRe Finance Inc.	3.450%	7/1/27	50	48
	Sompo International Holdings Ltd.	4.700%	10/15/22	100	102
	Sompo International Holdings Ltd.	7.000%	7/15/34	75	87
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	89
	Torchmark Corp.	3.800%	9/15/22	50	50
	Torchmark Corp.	4.550%	9/15/28	80	81
	Travelers Cos. Inc.	3.900%	11/1/20	125	127

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	6.250%	6/15/37	150	186
Travelers Cos. Inc.	4.300%	8/25/45	150	151
Travelers Cos. Inc.	4.000%	5/30/47	125	120
Trinity Acquisition plc	4.400%	3/15/26	100	99
UnitedHealth Group Inc.	2.700%	7/15/20	250	249
UnitedHealth Group Inc.	1.950%	10/15/20	100	98
UnitedHealth Group Inc.	4.700%	2/15/21	75	77
UnitedHealth Group Inc.	2.125%	3/15/21	225	220
UnitedHealth Group Inc.	3.375%	11/15/21	100	101
UnitedHealth Group Inc.	2.875%	12/15/21	125	124
UnitedHealth Group Inc.	3.350%	7/15/22	180	181
UnitedHealth Group Inc.	2.375%	10/15/22	150	145
UnitedHealth Group Inc.	2.750%	2/15/23	175	171
UnitedHealth Group Inc.	2.875%	3/15/23	25	25
UnitedHealth Group Inc.	3.500%	6/15/23	100	101
UnitedHealth Group Inc.	3.500%	2/15/24	100	101
UnitedHealth Group Inc.	3.750%	7/15/25	950	959
UnitedHealth Group Inc.	3.700%	12/15/25	75	76
UnitedHealth Group Inc.	3.100%	3/15/26	225	218
UnitedHealth Group Inc.	3.450%	1/15/27	75	74
UnitedHealth Group Inc.	3.375%	4/15/27	350	347
UnitedHealth Group Inc.	2.950%	10/15/27	150	142
UnitedHealth Group Inc.	3.850%	6/15/28	100	101
UnitedHealth Group Inc.	3.875%	12/15/28	150	152
UnitedHealth Group Inc.	4.625%	7/15/35	175	186
UnitedHealth Group Inc.	6.500%	6/15/37	50	64
UnitedHealth Group Inc.	6.625%	11/15/37	125	162
UnitedHealth Group Inc.	6.875%	2/15/38	245	319
UnitedHealth Group Inc.	5.950%	2/15/41	60	73
UnitedHealth Group Inc.	4.625%	11/15/41	110	116
UnitedHealth Group Inc.	4.375%	3/15/42	50	51
UnitedHealth Group Inc.	3.950%	10/15/42	175	168
UnitedHealth Group Inc.	4.250%	3/15/43	125	125
UnitedHealth Group Inc.	4.750%	7/15/45	305	324
UnitedHealth Group Inc.	4.200%	1/15/47	135	134
UnitedHealth Group Inc.	4.250%	4/15/47	100	99
UnitedHealth Group Inc.	3.750%	10/15/47	350	323
UnitedHealth Group Inc.	4.250%	6/15/48	300	301
UnitedHealth Group Inc.	4.450%	12/15/48	150	154
Unum Group	5.625%	9/15/20	50	51
Unum Group	3.000%	5/15/21	100	99
Unum Group	4.000%	3/15/24	50	49
Unum Group	5.750%	8/15/42	25	25
Voya Financial Inc.	3.125%	7/15/24	100	94
Voya Financial Inc.	3.650%	6/15/26	250	237
Voya Financial Inc.	5.700%	7/15/43	75	83
Voya Financial Inc.	4.800%	6/15/46	40	38
Willis North America Inc.	3.600%	5/15/24	125	121
Willis North America Inc.	4.500%	9/15/28	100	97
Willis North America Inc.	5.050%	9/15/48	50	49
WR Berkley Corp.	5.375%	9/15/20	175	180
XLIT Ltd.	4.450%	3/31/25	50	50
XLIT Ltd.	6.250%	5/15/27	125	143
XLIT Ltd.	5.500%	3/31/45	100	104

Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	50	49
ORIX Corp.	3.250%	12/4/24	75	72
ORIX Corp.	3.700%	7/18/27	200	192

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	128
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	75	76
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	120
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	48
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	48
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	100
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	126
American Campus Communities Operating Partnership LP	3.350%	10/1/20	25	25
American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	74
American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	100
American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	70
AvalonBay Communities Inc.	2.850%	3/15/23	25	24
AvalonBay Communities Inc.	4.200%	12/15/23	400	413
AvalonBay Communities Inc.	3.450%	6/1/25	100	99
AvalonBay Communities Inc.	2.950%	5/11/26	150	142
AvalonBay Communities Inc.	2.900%	10/15/26	50	47
AvalonBay Communities Inc.	3.350%	5/15/27	75	72
AvalonBay Communities Inc.	3.200%	1/15/28	75	71
AvalonBay Communities Inc.	4.350%	4/15/48	60	60
Boston Properties LP	5.625%	11/15/20	325	336
Boston Properties LP	4.125%	5/15/21	75	76
Boston Properties LP	3.850%	2/1/23	225	224
Boston Properties LP	3.125%	9/1/23	275	266
Boston Properties LP	3.200%	1/15/25	100	95
Boston Properties LP	3.650%	2/1/26	100	97
Boston Properties LP	2.750%	10/1/26	50	45
Brandywine Operating Partnership LP	3.950%	2/15/23	700	704
Brandywine Operating Partnership LP	3.950%	11/15/27	100	95
Brixmor Operating Partnership LP	3.875%	8/15/22	150	150
Brixmor Operating Partnership LP	3.650%	6/15/24	50	48
Brixmor Operating Partnership LP	3.850%	2/1/25	125	121
Brixmor Operating Partnership LP	4.125%	6/15/26	200	193
Brixmor Operating Partnership LP	3.900%	3/15/27	75	71
Camden Property Trust	4.100%	10/15/28	60	61
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	100	98
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	24
Corporate Office Properties LP	3.700%	6/15/21	50	50
Corporate Office Properties LP	3.600%	5/15/23	150	146
CubeSmart LP	4.375%	12/15/23	100	102
CubeSmart LP	4.000%	11/15/25	50	49
CubeSmart LP	3.125%	9/1/26	100	92
Digital Realty Trust LP	5.250%	3/15/21	75	77
Digital Realty Trust LP	3.950%	7/1/22	75	75
Digital Realty Trust LP	3.625%	10/1/22	1,075	1,067
Digital Realty Trust LP	3.700%	8/15/27	200	189
Digital Realty Trust LP	4.450%	7/15/28	200	199
Duke Realty LP	3.250%	6/30/26	175	167
Duke Realty LP	3.375%	12/15/27	60	57
Duke Realty LP	4.000%	9/15/28	50	50
EPR Properties	5.750%	8/15/22	125	131
EPR Properties	5.250%	7/15/23	125	129
EPR Properties	4.500%	4/1/25	50	49
EPR Properties	4.750%	12/15/26	100	99
EPR Properties	4.950%	4/15/28	150	148
ERP Operating LP	4.625%	12/15/21	129	134
ERP Operating LP	3.000%	4/15/23	125	123
ERP Operating LP	3.375%	6/1/25	125	123
ERP Operating LP	2.850%	11/1/26	50	47
ERP Operating LP	3.500%	3/1/28	100	98
ERP Operating LP	4.150%	12/1/28	70	72
ERP Operating LP	4.500%	7/1/44	150	152
ERP Operating LP	4.500%	6/1/45	25	26
ERP Operating LP	4.000%	8/1/47	100	94
Essex Portfolio LP	5.200%	3/15/21	50	52
Essex Portfolio LP	3.250%	5/1/23	25	25
Essex Portfolio LP	3.500%	4/1/25	100	97
Essex Portfolio LP	3.375%	4/15/26	100	95
Essex Portfolio LP	3.625%	5/1/27	100	96
Essex Portfolio LP	4.500%	3/15/48	120	116
Federal Realty Investment Trust	2.750%	6/1/23	25	24
Federal Realty Investment Trust	3.250%	7/15/27	50	47
Federal Realty Investment Trust	4.500%	12/1/44	150	151
HCP Inc.	2.625%	2/1/20	375	373
HCP Inc.	3.150%	8/1/22	75	73

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HCP Inc.	4.000%	12/1/22	210	210
HCP Inc.	4.250%	11/15/23	250	250
HCP Inc.	3.400%	2/1/25	75	71
HCP Inc.	6.750%	2/1/41	100	123
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	94
Healthcare Trust of America Holdings LP	3.375%	7/15/21	100	99
Healthcare Trust of America Holdings LP	2.950%	7/1/22	100	97
Healthcare Trust of America Holdings LP	3.700%	4/15/23	25	25
Healthcare Trust of America Holdings LP	3.500%	8/1/26	100	94
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	95
Highwoods Realty LP	3.200%	6/15/21	100	99
Highwoods Realty LP	4.125%	3/15/28	75	73
Hospitality Properties Trust	4.650%	3/15/24	140	139
Hospitality Properties Trust	5.250%	2/15/26	100	100
Hospitality Properties Trust	4.950%	2/15/27	100	98
Hospitality Properties Trust	3.950%	1/15/28	75	68
Hospitality Properties Trust	4.375%	2/15/30	300	275
Host Hotels & Resorts LP	6.000%	10/1/21	100	105
Host Hotels & Resorts LP	4.750%	3/1/23	50	51
Host Hotels & Resorts LP	3.750%	10/15/23	261	254
Host Hotels & Resorts LP	3.875%	4/1/24	75	74
Host Hotels & Resorts LP	4.000%	6/15/25	50	49
Hudson Pacific Properties LP	3.950%	11/1/27	100	92
Kilroy Realty LP	3.800%	1/15/23	250	249
Kilroy Realty LP	3.450%	12/15/24	50	48
Kilroy Realty LP	4.750%	12/15/28	50	51
Kimco Realty Corp.	3.400%	11/1/22	150	148
Kimco Realty Corp.	3.125%	6/1/23	25	24
Kimco Realty Corp.	2.800%	10/1/26	125	112
Kimco Realty Corp.	3.800%	4/1/27	75	72
Kimco Realty Corp.	4.125%	12/1/46	50	44
Kimco Realty Corp.	4.450%	9/1/47	50	46
Kite Realty Group LP	4.000%	10/1/26	200	184
Liberty Property LP	3.375%	6/15/23	50	49
Liberty Property LP	4.400%	2/15/24	100	103
Liberty Property LP	3.750%	4/1/25	75	74
Life Storage LP	3.875%	12/15/27	150	143
LifeStorage LP	3.500%	7/1/26	125	117
Mid-America Apartments LP	4.300%	10/15/23	150	153
Mid-America Apartments LP	3.750%	6/15/24	50	50
Mid-America Apartments LP	3.600%	6/1/27	250	241
National Retail Properties Inc.	3.800%	10/15/22	200	200
National Retail Properties Inc.	3.500%	10/15/27	350	333
National Retail Properties Inc.	4.300%	10/15/28	25	25
National Retail Properties Inc.	4.800%	10/15/48	50	49
Omega Healthcare Investors Inc.	4.375%	8/1/23	300	299
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	101
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	98
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	101
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	287
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	68
Office Properties Income Trust	4.000%	7/15/22	100	98
Physicians Realty LP	4.300%	3/15/27	100	97
Physicians Realty LP	3.950%	1/15/28	100	94
Piedmont Operating Partnership LP	3.400%	6/1/23	75	73
Prologis LP	3.875%	9/15/28	100	101
Prologis LP	4.375%	9/15/48	75	76
Public Storage	2.370%	9/15/22	55	53
Public Storage	3.094%	9/15/27	100	94
Realty Income Corp.	3.250%	10/15/22	375	371
Realty Income Corp.	3.875%	7/15/24	50	50
Realty Income Corp.	3.875%	4/15/25	100	100
Realty Income Corp.	4.125%	10/15/26	125	126
Realty Income Corp.	3.000%	1/15/27	100	93
Realty Income Corp.	3.650%	1/15/28	190	184
Realty Income Corp.	4.650%	3/15/47	175	179
Regency Centers LP	3.600%	2/1/27	25	24
Regency Centers LP	4.125%	3/15/28	75	74
Regency Centers LP	4.400%	2/1/47	200	188
Sabra Health Care LP	5.125%	8/15/26	25	23
Select Income REIT	4.150%	2/1/22	100	99
Select Income REIT	4.250%	5/15/24	100	95
Select Income REIT	4.500%	2/1/25	50	47
Senior Housing Properties Trust	4.750%	2/15/28	50	47
Simon Property Group LP	4.375%	3/1/21	125	128
Simon Property Group LP	2.500%	7/15/21	120	118
Simon Property Group LP	4.125%	12/1/21	250	256
Simon Property Group LP	2.350%	1/30/22	150	146
Simon Property Group LP	3.375%	3/15/22	100	100
Simon Property Group LP	2.625%	6/15/22	100	97
Simon Property Group LP	2.750%	2/1/23	25	24
Simon Property Group LP	2.750%	6/1/23	100	97
Simon Property Group LP	3.750%	2/1/24	150	151
Simon Property Group LP	3.500%	9/1/25	100	98
Simon Property Group LP	3.300%	1/15/26	195	188
Simon Property Group LP	3.250%	11/30/26	75	72
Simon Property Group LP	3.375%	6/15/27	160	153
Simon Property Group LP	3.375%	12/1/27	100	96
Simon Property Group LP	4.750%	3/15/42	100	104
Simon Property Group LP	4.250%	11/30/46	200	193
SITE Center Corp.	3.625%	2/1/25	200	191
SITE Center Corp.	4.250%	2/1/26	70	69
SITE Centers Corp.	4.625%	7/15/22	63	65
SITE Centers Corp.	3.900%	8/15/24	100	98
SITE Centers Corp.	4.700%	6/1/27	75	75
SL Green Operating Partnership LP	3.250%	10/15/22	100	97
STORE Capital Corp.	4.500%	3/15/28	75	73
Tanger Properties LP	3.125%	9/1/26	175	156
Tanger Properties LP	3.875%	7/15/27	50	47
UDR Inc.	3.700%	10/1/20	25	25
UDR Inc.	4.625%	1/10/22	50	51
UDR Inc.	2.950%	9/1/26	150	139
UDR Inc.	3.500%	7/1/27	150	143
UDR Inc.	3.500%	1/15/28	250	237
Ventas Realty LP	3.125%	6/15/23	175	170
Ventas Realty LP	3.750%	5/1/24	200	197
Ventas Realty LP	4.125%	1/15/26	75	75
Ventas Realty LP	3.250%	10/15/26	75	70
Ventas Realty LP	3.850%	4/1/27	50	48
Ventas Realty LP	4.000%	3/1/28	125	121
Ventas Realty LP	5.700%	9/30/43	75	82
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	197
VEREIT Operating Partnership LP	4.125%	6/1/21	75	76
VEREIT Operating Partnership LP	4.600%	2/6/24	75	75
VEREIT Operating Partnership LP	4.625%	11/1/25	75	75
VEREIT Operating Partnership LP	3.950%	8/15/27	450	417
Vornado Realty LP	3.500%	1/15/25	100	97
Washington Prime Group LP	3.850%	4/1/20	50	49
Washington Prime Group LP	5.950%	8/15/24	50	44
Washington REIT	4.950%	10/1/20	25	25
Washington REIT	3.950%	10/15/22	75	75
Weingarten Realty Investors	3.375%	10/15/22	50	49
Weingarten Realty Investors	3.500%	4/15/23	100	98
Welltower Inc.	4.950%	1/15/21	75	77
Welltower Inc.	5.250%	1/15/22	300	312
Welltower Inc.	3.750%	3/15/23	75	75
Welltower Inc.	3.950%	9/1/23	100	100
Welltower Inc.	4.000%	6/1/25	200	197
Welltower Inc.	4.250%	4/1/26	150	150
Welltower Inc.	4.250%	4/15/28	125	124
Welltower Inc.	6.500%	3/15/41	25	30
Welltower Inc.	4.950%	9/1/48	75	74
WP Carey Inc.	4.600%	4/1/24	75	76
WP Carey Inc.	4.000%	2/1/25	50	49
WP Carey Inc.	4.250%	10/1/26	75	73
				306,052

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Industrial (15.9%)
	Basic Industry (0.8%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	75
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	49
	Air Products & Chemicals Inc.	3.350%	7/31/24	675	664
	Airgas Inc.	3.650%	7/15/24	300	302
	Albemarle Corp.	4.150%	12/1/24	75	76
	Albemarle Corp.	5.450%	12/1/44	75	74
	ArcelorMittal	5.125%	6/1/20	50	51
	ArcelorMittal	6.125%	6/1/25	200	209
	Barrick Gold Corp.	6.450%	10/15/35	75	85
	Barrick North America Finance LLC	5.700%	5/30/41	450	478
	Barrick North America Finance LLC	5.750%	5/1/43	150	160
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	53
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	174
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	51
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	143
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	630
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	25
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	76
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	275
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	189
	Domtar Corp.	6.750%	2/15/44	100	102
	Dow Chemical Co.	4.250%	11/15/20	125	127
	Dow Chemical Co.	4.125%	11/15/21	566	574
	Dow Chemical Co.	3.500%	10/1/24	50	48
10	Dow Chemical Co.	4.550%	11/30/25	150	153
10	Dow Chemical Co.	4.800%	11/30/28	225	229
	Dow Chemical Co.	7.375%	11/1/29	25	30
	Dow Chemical Co.	4.250%	10/1/34	50	45
	Dow Chemical Co.	9.400%	5/15/39	350	502
	Dow Chemical Co.	5.250%	11/15/41	100	98
10	Dow Chemical Co.	5.550%	11/30/48	300	306
	DowDuPont Inc.	3.766%	11/15/20	250	252
	DowDuPont Inc.	4.205%	11/15/23	475	485
	DowDuPont Inc.	4.493%	11/15/25	350	360
	DowDuPont Inc.	4.725%	11/15/28	425	440
	DowDuPont Inc.	5.319%	11/15/38	300	310
	DowDuPont Inc.	5.419%	11/15/48	475	495
	Eastman Chemical Co.	2.700%	1/15/20	46	46
	Eastman Chemical Co.	4.500%	1/15/21	6	6
	Eastman Chemical Co.	3.600%	8/15/22	49	49
	Eastman Chemical Co.	4.800%	9/1/42	225	208
	Eastman Chemical Co.	4.650%	10/15/44	150	135
	Ecolab Inc.	4.350%	12/8/21	163	168
	Ecolab Inc.	2.375%	8/10/22	470	453
	Ecolab Inc.	2.700%	11/1/26	200	186
	Ecolab Inc.	3.250%	12/1/27	100	96
	EI du Pont de Nemours & Co.	2.200%	5/1/20	200	198
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	300	301
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	142
	FMC Corp.	3.950%	2/1/22	50	50
	FMC Corp.	4.100%	2/1/24	250	256
	Georgia-Pacific LLC	8.000%	1/15/24	250	300
	Georgia-Pacific LLC	7.375%	12/1/25	100	120
	Georgia-Pacific LLC	8.875%	5/15/31	250	366
	Goldcorp Inc.	3.700%	3/15/23	275	272
	Goldcorp Inc.	5.450%	6/9/44	100	99
	International Flavors & Fragrances Inc.	3.400%	9/25/20	50	50
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
	International Flavors & Fragrances Inc.	4.450%	9/26/28	50	51
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	83
	International Flavors & Fragrances Inc.	5.000%	9/26/48	100	101
	International Paper Co.	7.500%	8/15/21	306	338
	International Paper Co.	3.650%	6/15/24	100	100
	International Paper Co.	3.800%	1/15/26	75	74
	International Paper Co.	3.000%	2/15/27	200	182
	International Paper Co.	5.000%	9/15/35	100	99
	International Paper Co.	7.300%	11/15/39	100	119
	International Paper Co.	4.800%	6/15/44	200	183
	International Paper Co.	5.150%	5/15/46	200	191
	International Paper Co.	4.400%	8/15/47	200	168
	International Paper Co.	4.350%	8/15/48	200	167
	Kinross Gold Corp.	5.125%	9/1/21	50	50
	Kinross Gold Corp.	5.950%	3/15/24	75	75
	Kinross Gold Corp.	4.500%	7/15/27	25	22
	LYB International Finance BV	5.250%	7/15/43	200	192
	LYB International Finance II BV	3.500%	3/2/27	100	91
	LyondellBasell Industries NV	6.000%	11/15/21	175	185
	LyondellBasell Industries NV	5.750%	4/15/24	175	187
	LyondellBasell Industries NV	4.625%	2/26/55	425	354
	Meadwestvaco Corp.	7.950%	2/15/31	350	446
	Mosaic Co.	3.750%	11/15/21	115	116
	Mosaic Co.	3.250%	11/15/22	225	217
	Mosaic Co.	4.250%	11/15/23	175	176
	Mosaic Co.	4.050%	11/15/27	200	188
	Mosaic Co.	5.450%	11/15/33	100	104
	Mosaic Co.	4.875%	11/15/41	50	47
	Mosaic Co.	5.625%	11/15/43	50	50
	Newmont Mining Corp.	5.875%	4/1/35	100	108
	Newmont Mining Corp.	4.875%	3/15/42	250	238
	Nucor Corp.	4.125%	9/15/22	100	103
	Nucor Corp.	3.950%	5/1/28	100	100
	Nucor Corp.	6.400%	12/1/37	100	120
	Nucor Corp.	5.200%	8/1/43	200	214
	Nucor Corp.	4.400%	5/1/48	150	145
	Nutrien Ltd.	4.875%	3/30/20	125	127
	Nutrien Ltd.	3.500%	6/1/23	299	293
	Nutrien Ltd.	3.375%	3/15/25	250	235
	Nutrien Ltd.	3.000%	4/1/25	250	230
	Nutrien Ltd.	4.000%	12/15/26	50	48
	Nutrien Ltd.	4.125%	3/15/35	250	225
	Nutrien Ltd.	5.625%	12/1/40	275	289
	Nutrien Ltd.	6.125%	1/15/41	25	27
	Nutrien Ltd.	4.900%	6/1/43	50	48
	Nutrien Ltd.	5.250%	1/15/45	200	199
	Packaging Corp. of America	3.900%	6/15/22	100	102
	Packaging Corp. of America	4.500%	11/1/23	350	358
	Packaging Corp. of America	3.400%	12/15/27	100	93
	Praxair Inc.	3.000%	9/1/21	75	74
	Praxair Inc.	2.450%	2/15/22	450	442
	Praxair Inc.	2.200%	8/15/22	200	193
	Praxair Inc.	3.550%	11/7/42	50	46
	Rayonier Inc.	3.750%	4/1/22	50	49
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	101
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	273
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	220	220
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	94
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	138
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	157
	Rio Tinto Finance USA plc	4.125%	8/21/42	250	241
	Rohm & Haas Co.	7.850%	7/15/29	250	311
	RPM International Inc.	3.450%	11/15/22	100	99
	RPM International Inc.	3.750%	3/15/27	50	48
	RPM International Inc.	4.250%	1/15/48	250	213
	SASOL Financing USA LLC	6.500%	9/27/28	200	199
	Sherwin-Williams Co.	2.250%	5/15/20	50	49
	Sherwin-Williams Co.	2.750%	6/1/22	150	145
	Sherwin-Williams Co.	3.125%	6/1/24	50	48
	Sherwin-Williams Co.	3.450%	8/1/25	225	211
	Sherwin-Williams Co.	3.950%	1/15/26	200	194
	Sherwin-Williams Co.	3.450%	6/1/27	100	92
	Sherwin-Williams Co.	4.550%	8/1/45	90	82
	Sherwin-Williams Co.	4.500%	6/1/47	100	90
	Southern Copper Corp.	5.375%	4/16/20	75	77
	Southern Copper Corp.	3.500%	11/8/22	400	391
	Southern Copper Corp.	3.875%	4/23/25	50	48
	Southern Copper Corp.	7.500%	7/27/35	100	117
	Southern Copper Corp.	6.750%	4/16/40	125	138
	Southern Copper Corp.	5.875%	4/23/45	500	509
10	Suzano Austria GmbH	6.000%	1/15/29	200	203
	Vale Overseas Ltd.	5.875%	6/10/21	200	210

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Vale Overseas Ltd.	4.375%	1/11/22	472	480
	Vale Overseas Ltd.	6.250%	8/10/26	300	322
	Vale Overseas Ltd.	8.250%	1/17/34	50	62
	Vale Overseas Ltd.	6.875%	11/21/36	410	469
	Vale Overseas Ltd.	6.875%	11/10/39	450	519
	Vale SA	5.625%	9/11/42	75	75
	Westlake Chemical Corp.	3.600%	8/15/26	300	275
	Westlake Chemical Corp.	5.000%	8/15/46	200	183
10	WRKCo Inc.	3.000%	9/15/24	250	237
10	WRKCo Inc.	4.650%	3/15/26	100	101
10	WRKCo Inc.	3.375%	9/15/27	250	229
10	WRKCo Inc.	4.900%	3/15/29	150	155
	WestRock RKT Co.	3.500%	3/1/20	150	150
	WestRock RKT Co.	4.900%	3/1/22	100	103
	Weyerhaeuser Co.	4.700%	3/15/21	75	77
	Weyerhaeuser Co.	8.500%	1/15/25	50	61
	Weyerhaeuser Co.	7.375%	3/15/32	100	122
	Weyerhaeuser Co.	6.875%	12/15/33	50	59
	Yamana Gold Inc.	4.950%	7/15/24	110	107
	Yamana Gold Inc.	4.625%	12/15/27	75	70

	Capital Goods (1.3%)
	3M Co.	2.000%	8/7/20	100	99
	3M Co.	1.625%	9/19/21	150	145
	3M Co.	2.250%	3/15/23	175	169
	3M Co.	3.000%	8/7/25	100	98
	3M Co.	2.250%	9/19/26	150	138
	3M Co.	2.875%	10/15/27	125	120
	3M Co.	3.125%	9/19/46	75	64
	3M Co.	3.625%	10/15/47	100	93
	ABB Finance USA Inc.	2.800%	4/3/20	50	50
	ABB Finance USA Inc.	3.375%	4/3/23	100	100
	ABB Finance USA Inc.	4.375%	5/8/42	25	26
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	160
	Bemis Co. Inc.	3.100%	9/15/26	50	45
	Boeing Co.	4.875%	2/15/20	175	179
	Boeing Co.	1.650%	10/30/20	100	98
	Boeing Co.	2.125%	3/1/22	50	48
	Boeing Co.	2.800%	3/1/23	600	590
	Boeing Co.	1.875%	6/15/23	100	95
	Boeing Co.	2.500%	3/1/25	145	136
	Boeing Co.	2.250%	6/15/26	50	46
	Boeing Co.	2.800%	3/1/27	50	48
	Boeing Co.	3.250%	3/1/28	100	98
	Boeing Co.	3.450%	11/1/28	60	59
	Boeing Co.	6.625%	2/15/38	50	67
	Boeing Co.	3.550%	3/1/38	50	47
	Boeing Co.	6.875%	3/15/39	75	103
	Boeing Co.	5.875%	2/15/40	75	94
	Boeing Co.	3.375%	6/15/46	75	66
	Boeing Co.	3.650%	3/1/47	50	47
	Boeing Co.	3.625%	3/1/48	75	69
	Boeing Co.	3.850%	11/1/48	60	58
	Carlisle Cos. Inc.	3.750%	11/15/22	75	74
	Carlisle Cos. Inc.	3.500%	12/1/24	50	48
	Carlisle Cos. Inc.	3.750%	12/1/27	125	118
	Caterpillar Financial Services Corp.	2.100%	1/10/20	200	199
	Caterpillar Financial Services Corp.	2.000%	3/5/20	250	247
	Caterpillar Financial Services Corp.	1.850%	9/4/20	175	172
	Caterpillar Financial Services Corp.	2.500%	11/13/20	50	50
	Caterpillar Financial Services Corp.	2.900%	3/15/21	100	100
	Caterpillar Financial Services Corp.	1.700%	8/9/21	100	96
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	99
	Caterpillar Financial Services Corp.	3.150%	9/7/21	200	201
	Caterpillar Financial Services Corp.	2.400%	6/6/22	150	146
	Caterpillar Financial Services Corp.	2.550%	11/29/22	200	194
	Caterpillar Financial Services Corp.	3.450%	5/15/23	200	200
	Caterpillar Financial Services Corp.	3.650%	12/7/23	70	71
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	248
	Caterpillar Financial Services Corp.	3.250%	12/1/24	200	198
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	92
	Caterpillar Inc.	3.900%	5/27/21	125	127
	Caterpillar Inc.	2.600%	6/26/22	50	49
	Caterpillar Inc.	3.400%	5/15/24	250	251
	Caterpillar Inc.	6.050%	8/15/36	100	122
	Caterpillar Inc.	5.200%	5/27/41	150	167
	Caterpillar Inc.	3.803%	8/15/42	143	134
	Caterpillar Inc.	4.300%	5/15/44	100	103
	Caterpillar Inc.	4.750%	5/15/64	100	101
	CNH Industrial Capital LLC	4.375%	11/6/20	150	151
	CNH Industrial Capital LLC	4.200%	1/15/24	450	446
	CNH Industrial NV	3.850%	11/15/27	200	183
	Crane Co.	4.450%	12/15/23	50	51
	Crane Co.	4.200%	3/15/48	150	141
	CRH America Inc.	5.750%	1/15/21	75	77
	Deere & Co.	2.600%	6/8/22	125	122
	Deere & Co.	5.375%	10/16/29	125	142
	Deere & Co.	7.125%	3/3/31	100	131
	Deere & Co.	3.900%	6/9/42	75	72
	Dover Corp.	3.150%	11/15/25	200	191
	Dover Corp.	6.600%	3/15/38	75	93
	Eaton Corp.	2.750%	11/2/22	300	291
	Eaton Corp.	4.000%	11/2/32	225	221
	Eaton Corp.	4.150%	11/2/42	150	140
	Eaton Corp.	3.915%	9/15/47	50	45
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	203
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	103
10	Embraer Overseas Ltd.	5.696%	9/16/23	100	104
	Embraer SA	5.150%	6/15/22	275	284
	Emerson Electric Co.	4.250%	11/15/20	25	25
	Emerson Electric Co.	2.625%	12/1/21	150	147
	Emerson Electric Co.	3.150%	6/1/25	200	196
	FLIR Systems Inc.	3.125%	6/15/21	50	49
	Flowserve Corp.	3.500%	9/15/22	250	246
	Flowserve Corp.	4.000%	11/15/23	50	50
	Fortive Corp.	2.350%	6/15/21	100	97
	Fortive Corp.	3.150%	6/15/26	150	142
	Fortive Corp.	4.300%	6/15/46	100	94
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	74
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	100
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	100
	General Dynamics Corp.	2.875%	5/11/20	80	80
	General Dynamics Corp.	3.000%	5/11/21	300	300
	General Dynamics Corp.	3.375%	5/15/23	200	201
	General Dynamics Corp.	1.875%	8/15/23	300	280
	General Dynamics Corp.	2.375%	11/15/24	300	281
	General Dynamics Corp.	3.500%	5/15/25	200	200
	General Dynamics Corp.	2.625%	11/15/27	200	184
	General Dynamics Corp.	3.750%	5/15/28	250	253
	General Dynamics Corp.	3.600%	11/15/42	100	95
	General Electric Co.	5.500%	1/8/20	211	213
	General Electric Co.	2.200%	1/9/20	165	162
	General Electric Co.	5.550%	5/4/20	108	110
	General Electric Co.	4.375%	9/16/20	128	128
	General Electric Co.	4.625%	1/7/21	201	202
	General Electric Co.	5.300%	2/11/21	172	173
	General Electric Co.	4.650%	10/17/21	347	348
	General Electric Co.	3.150%	9/7/22	91	86
	General Electric Co.	2.700%	10/9/22	850	789
	General Electric Co.	3.100%	1/9/23	574	536
	General Electric Co.	3.450%	5/15/24	160	148
	General Electric Co.	6.750%	3/15/32	705	738
	General Electric Co.	6.150%	8/7/37	161	158
	General Electric Co.	5.875%	1/14/38	510	489
	General Electric Co.	6.875%	1/10/39	413	433
	General Electric Co.	4.125%	10/9/42	125	98
	General Electric Co.	4.500%	3/11/44	425	347
	Harris Corp.	2.700%	4/27/20	75	74
	Harris Corp.	3.832%	4/27/25	200	195
	Harris Corp.	4.854%	4/27/35	100	102
	Harris Corp.	6.150%	12/15/40	75	87
	Hexcel Corp.	4.700%	8/15/25	100	103

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Honeywell International Inc.	4.250%	3/1/21	200	205
Honeywell International Inc.	1.850%	11/1/21	100	97
Honeywell International Inc.	2.500%	11/1/26	50	47
Honeywell International Inc.	5.700%	3/15/37	200	242
Honeywell International Inc.	5.375%	3/1/41	150	177
Hubbell Inc.	3.350%	3/1/26	75	71
Hubbell Inc.	3.150%	8/15/27	50	46
Hubbell Inc.	3.500%	2/15/28	175	163
Huntington Ingalls Industries Inc.	3.483%	12/1/27	150	140
Illinois Tool Works Inc.	3.375%	9/15/21	100	101
Illinois Tool Works Inc.	3.500%	3/1/24	200	203
Illinois Tool Works Inc.	2.650%	11/15/26	300	278
Illinois Tool Works Inc.	4.875%	9/15/41	75	82
Illinois Tool Works Inc.	3.900%	9/1/42	175	173
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	500	512
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	141
John Deere Capital Corp.	1.700%	1/15/20	125	123
John Deere Capital Corp.	2.050%	3/10/20	250	247
John Deere Capital Corp.	2.200%	3/13/20	150	149
John Deere Capital Corp.	2.450%	9/11/20	75	74
John Deere Capital Corp.	2.550%	1/8/21	150	148
John Deere Capital Corp.	2.800%	3/4/21	100	99
John Deere Capital Corp.	2.875%	3/12/21	100	99
John Deere Capital Corp.	3.900%	7/12/21	100	102
John Deere Capital Corp.	3.125%	9/10/21	100	100
John Deere Capital Corp.	3.150%	10/15/21	25	25
John Deere Capital Corp.	2.650%	1/6/22	300	294
John Deere Capital Corp.	2.150%	9/8/22	400	383
John Deere Capital Corp.	2.700%	1/6/23	100	98
John Deere Capital Corp.	2.800%	1/27/23	50	49
John Deere Capital Corp.	2.800%	3/6/23	100	98
John Deere Capital Corp.	3.450%	6/7/23	200	200
John Deere Capital Corp.	3.650%	10/12/23	50	50
John Deere Capital Corp.	2.650%	6/24/24	75	72
John Deere Capital Corp.	3.450%	3/13/25	300	298
John Deere Capital Corp.	3.400%	9/11/25	75	74
John Deere Capital Corp.	2.650%	6/10/26	100	94
John Deere Capital Corp.	2.800%	9/8/27	150	140
John Deere Capital Corp.	3.050%	1/6/28	100	95
Johnson Controls International plc	5.000%	3/30/20	125	127
Johnson Controls International plc	4.250%	3/1/21	150	152
Johnson Controls International plc	3.750%	12/1/21	100	101
Johnson Controls International plc	3.625%	7/2/24	135	133
Johnson Controls International plc	3.900%	2/14/26	100	97
Johnson Controls International plc	6.000%	1/15/36	50	56
Johnson Controls International plc	4.625%	7/2/44	175	165
Johnson Controls International plc	5.125%	9/14/45	150	151
Johnson Controls International plc	4.500%	2/15/47	100	93
Johnson Controls International plc	4.950%	7/2/64	100	92
Kennametal Inc.	3.875%	2/15/22	50	49
Kennametal Inc.	4.625%	6/15/28	120	117
L3 Technologies Inc.	4.950%	2/15/21	75	77
L3 Technologies Inc.	3.850%	6/15/23	600	599
L3 Technologies Inc.	3.950%	5/28/24	103	102
L3 Technologies Inc.	3.850%	12/15/26	50	48
L3 Technologies Inc.	4.400%	6/15/28	175	174
Lafarge SA	7.125%	7/15/36	100	117
Leggett & Platt Inc.	3.800%	11/15/24	100	98
Leggett & Platt Inc.	3.500%	11/15/27	300	279
Lennox International Inc.	3.000%	11/15/23	100	93
Lockheed Martin Corp.	2.500%	11/23/20	140	138
Lockheed Martin Corp.	3.350%	9/15/21	725	728
Lockheed Martin Corp.	3.100%	1/15/23	100	99
Lockheed Martin Corp.	3.550%	1/15/26	380	377
Lockheed Martin Corp.	3.600%	3/1/35	150	139
Lockheed Martin Corp.	4.500%	5/15/36	100	102
Lockheed Martin Corp.	6.150%	9/1/36	375	452
Lockheed Martin Corp.	4.700%	5/15/46	375	388
Lockheed Martin Corp.	4.090%	9/15/52	31	29
Martin Marietta Materials Inc.	4.250%	7/2/24	100	100
Martin Marietta Materials Inc.	3.450%	6/1/27	50	46
Martin Marietta Materials Inc.	3.500%	12/15/27	100	91
Martin Marietta Materials Inc.	4.250%	12/15/47	175	144
Masco Corp.	7.125%	3/15/20	11	11
Masco Corp.	3.500%	4/1/21	70	70
Masco Corp.	4.450%	4/1/25	50	50
Masco Corp.	4.375%	4/1/26	100	100
Masco Corp.	3.500%	11/15/27	100	91
Masco Corp.	7.750%	8/1/29	24	29
Masco Corp.	4.500%	5/15/47	100	86
Mohawk Industries Inc.	3.850%	2/1/23	100	100
Northrop Grumman Corp.	2.080%	10/15/20	200	196
Northrop Grumman Corp.	3.500%	3/15/21	200	200
Northrop Grumman Corp.	2.550%	10/15/22	200	194
Northrop Grumman Corp.	3.250%	8/1/23	150	147
Northrop Grumman Corp.	2.930%	1/15/25	275	260
Northrop Grumman Corp.	3.200%	2/1/27	150	141
Northrop Grumman Corp.	3.250%	1/15/28	100	93
Northrop Grumman Corp.	5.050%	11/15/40	50	53
Northrop Grumman Corp.	4.750%	6/1/43	275	277
Northrop Grumman Corp.	4.030%	10/15/47	145	132
Nvent Finance Sarl	3.950%	4/15/23	200	196
Nvent Finance Sarl	4.550%	4/15/28	100	99
Oshkosh Corp.	4.600%	5/15/28	185	183
Owens Corning	4.200%	12/15/22	150	149
Owens Corning	3.400%	8/15/26	200	183
Owens Corning	4.300%	7/15/47	200	150
Owens Corning	4.400%	1/30/48	75	57
Parker-Hannifin Corp.	3.500%	9/15/22	425	424
Parker-Hannifin Corp.	3.300%	11/21/24	100	99
Parker-Hannifin Corp.	3.250%	3/1/27	125	120
Parker-Hannifin Corp.	6.250%	5/15/38	225	275
Parker-Hannifin Corp.	4.450%	11/21/44	200	202
Parker-Hannifin Corp.	4.100%	3/1/47	75	73
Precision Castparts Corp.	2.250%	6/15/20	150	148
Precision Castparts Corp.	2.500%	1/15/23	75	73
Precision Castparts Corp.	3.250%	6/15/25	200	196
Precision Castparts Corp.	3.900%	1/15/43	75	71
Precision Castparts Corp.	4.375%	6/15/45	300	301
Raytheon Co.	4.400%	2/15/20	100	102
Raytheon Co.	3.125%	10/15/20	175	175
Raytheon Co.	2.500%	12/15/22	275	267
Raytheon Co.	7.200%	8/15/27	25	32
Raytheon Co.	4.700%	12/15/41	50	55
Republic Services Inc.	5.000%	3/1/20	125	127
Republic Services Inc.	5.250%	11/15/21	175	184
Republic Services Inc.	3.550%	6/1/22	50	50
Republic Services Inc.	3.200%	3/15/25	250	240
Republic Services Inc.	6.200%	3/1/40	50	61
Republic Services Inc.	5.700%	5/15/41	100	118
Rockwell Collins Inc.	3.100%	11/15/21	50	50
Rockwell Collins Inc.	2.800%	3/15/22	170	164
Rockwell Collins Inc.	3.200%	3/15/24	100	95
Rockwell Collins Inc.	3.500%	3/15/27	300	279
Rockwell Collins Inc.	4.800%	12/15/43	65	65
Rockwell Collins Inc.	4.350%	4/15/47	250	233
Roper Technologies Inc.	3.000%	12/15/20	125	124
Roper Technologies Inc.	2.800%	12/15/21	200	196
Roper Technologies Inc.	3.850%	12/15/25	100	100
Roper Technologies Inc.	3.800%	12/15/26	120	116
Snap-on Inc.	6.125%	9/1/21	75	81
Snap-on Inc.	3.250%	3/1/27	50	49
Snap-on Inc.	4.100%	3/1/48	75	72
Sonoco Products Co.	5.750%	11/1/40	145	165
Spirit AeroSystems Inc.	3.950%	6/15/23	75	75
Spirit AeroSystems Inc.	3.850%	6/15/26	65	60
Spirit AeroSystems Inc.	4.600%	6/15/28	200	189
Stanley Black & Decker Inc.	3.400%	12/1/21	150	150
Stanley Black & Decker Inc.	5.200%	9/1/40	275	302
Textron Inc.	3.875%	3/1/25	65	63
Textron Inc.	4.000%	3/15/26	200	194
Textron Inc.	3.650%	3/15/27	250	237

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Textron Inc.	3.375%	3/1/28	50	47
Timken Co.	3.875%	9/1/24	100	98
Timken Co.	4.500%	12/15/28	25	25
United Technologies Corp.	4.500%	4/15/20	100	101
United Technologies Corp.	1.900%	5/4/20	200	196
United Technologies Corp.	3.350%	8/16/21	200	199
United Technologies Corp.	1.950%	11/1/21	100	96
United Technologies Corp.	3.100%	6/1/22	285	277
United Technologies Corp.	3.650%	8/16/23	250	248
United Technologies Corp.	2.800%	5/4/24	250	235
United Technologies Corp.	3.950%	8/16/25	250	248
United Technologies Corp.	2.650%	11/1/26	100	89
United Technologies Corp.	6.700%	8/1/28	75	88
United Technologies Corp.	4.125%	11/16/28	750	743
United Technologies Corp.	7.500%	9/15/29	125	157
United Technologies Corp.	5.400%	5/1/35	150	161
United Technologies Corp.	6.050%	6/1/36	100	112
United Technologies Corp.	6.125%	7/15/38	100	115
United Technologies Corp.	4.450%	11/16/38	250	244
United Technologies Corp.	5.700%	4/15/40	100	110
United Technologies Corp.	4.500%	6/1/42	600	570
United Technologies Corp.	4.150%	5/15/45	200	180
United Technologies Corp.	3.750%	11/1/46	200	171
United Technologies Corp.	4.050%	5/4/47	150	132
United Technologies Corp.	4.625%	11/16/48	400	386
Valmont Industries Inc.	5.000%	10/1/44	150	133
Valmont Industries Inc.	5.250%	10/1/54	75	66
Vulcan Materials Co.	4.500%	4/1/25	200	197
Vulcan Materials Co.	4.500%	6/15/47	125	106
Wabtec Corp.	4.150%	3/15/24	75	72
Wabtec Corp.	3.450%	11/15/26	150	134
Wabtec Corp.	4.700%	9/15/28	100	94
Waste Management Inc.	4.600%	3/1/21	50	51
Waste Management Inc.	2.900%	9/15/22	100	98
Waste Management Inc.	2.400%	5/15/23	225	215
Waste Management Inc.	3.500%	5/15/24	100	100
Waste Management Inc.	3.125%	3/1/25	150	145
Waste Management Inc.	3.150%	11/15/27	125	119
Waste Management Inc.	3.900%	3/1/35	250	243
Waste Management Inc.	4.100%	3/1/45	100	98
WW Grainger Inc.	4.600%	6/15/45	200	206
WW Grainger Inc.	3.750%	5/15/46	75	67
WW Grainger Inc.	4.200%	5/15/47	50	47
Xylem Inc.	3.250%	11/1/26	100	94
Xylem Inc.	4.375%	11/1/46	100	97

Communication (2.4%)
21st Century Fox America Inc.	4.500%	2/15/21	550	561
21st Century Fox America Inc.	3.000%	9/15/22	275	272
21st Century Fox America Inc.	4.000%	10/1/23	75	77
21st Century Fox America Inc.	3.700%	9/15/24	100	100
21st Century Fox America Inc.	3.700%	10/15/25	125	126
21st Century Fox America Inc.	6.550%	3/15/33	100	127
21st Century Fox America Inc.	6.200%	12/15/34	350	428
21st Century Fox America Inc.	6.400%	12/15/35	365	458
21st Century Fox America Inc.	8.150%	10/17/36	175	252
21st Century Fox America Inc.	6.150%	3/1/37	200	245
21st Century Fox America Inc.	6.900%	8/15/39	125	165
21st Century Fox America Inc.	6.150%	2/15/41	278	344
21st Century Fox America Inc.	5.400%	10/1/43	100	117
21st Century Fox America Inc.	4.750%	9/15/44	175	188
21st Century Fox America Inc.	7.750%	12/1/45	100	148
Activision Blizzard Inc.	2.300%	9/15/21	125	121
Activision Blizzard Inc.	2.600%	6/15/22	75	72
Activision Blizzard Inc.	3.400%	9/15/26	160	151
Activision Blizzard Inc.	4.500%	6/15/47	75	67
America Movil SAB de CV	3.125%	7/16/22	300	294
America Movil SAB de CV	6.375%	3/1/35	200	232
America Movil SAB de CV	6.125%	11/15/37	150	174
America Movil SAB de CV	6.125%	3/30/40	200	237
America Movil SAB de CV	4.375%	7/16/42	250	240
American Tower Corp.	2.800%	6/1/20	75	74
American Tower Corp.	5.050%	9/1/20	150	154
American Tower Corp.	3.300%	2/15/21	125	124
American Tower Corp.	3.450%	9/15/21	475	471
American Tower Corp.	5.900%	11/1/21	475	500
American Tower Corp.	2.250%	1/15/22	125	120
American Tower Corp.	3.500%	1/31/23	200	196
American Tower Corp.	5.000%	2/15/24	200	207
American Tower Corp.	4.000%	6/1/25	100	98
American Tower Corp.	3.375%	10/15/26	200	186
American Tower Corp.	3.125%	1/15/27	125	114
American Tower Corp.	3.600%	1/15/28	125	117
AT&T Inc.	2.450%	6/30/20	700	691
AT&T Inc.	4.600%	2/15/21	175	179
AT&T Inc.	5.000%	3/1/21	450	465
AT&T Inc.	3.200%	3/1/22	250	247
AT&T Inc.	3.800%	3/15/22	275	276
AT&T Inc.	3.000%	6/30/22	500	488
AT&T Inc.	3.600%	2/17/23	1,005	996
AT&T Inc.	3.800%	3/1/24	125	124
AT&T Inc.	3.950%	1/15/25	400	390
AT&T Inc.	3.400%	5/15/25	990	928
AT&T Inc.	4.125%	2/17/26	715	699
AT&T Inc.	4.250%	3/1/27	403	394
AT&T Inc.	4.100%	2/15/28	444	427
AT&T Inc.	4.300%	2/15/30	860	815
AT&T Inc.	4.500%	5/15/35	200	182
AT&T Inc.	5.250%	3/1/37	400	392
AT&T Inc.	4.900%	8/15/37	300	279
AT&T Inc.	6.350%	3/15/40	100	106
AT&T Inc.	6.000%	8/15/40	300	307
AT&T Inc.	5.350%	9/1/40	756	737
AT&T Inc.	5.550%	8/15/41	225	219
AT&T Inc.	5.150%	3/15/42	375	351
AT&T Inc.	4.300%	12/15/42	271	230
AT&T Inc.	4.800%	6/15/44	475	427
AT&T Inc.	4.350%	6/15/45	624	531
AT&T Inc.	4.750%	5/15/46	650	579
AT&T Inc.	5.150%	11/15/46	1,338	1,245
AT&T Inc.	4.550%	3/9/49	262	226
AT&T Inc.	5.150%	2/15/50	957	890
AT&T Inc.	5.300%	8/15/58	307	285
Bell Canada Inc.	4.464%	4/1/48	150	146
British Telecommunications plc	4.500%	12/4/23	200	202
British Telecommunications plc	9.625%	12/15/30	516	702
CBS Corp.	4.300%	2/15/21	275	279
CBS Corp.	2.500%	2/15/23	200	189
CBS Corp.	2.900%	6/1/23	75	71
CBS Corp.	3.700%	8/15/24	175	171
CBS Corp.	3.500%	1/15/25	150	142
CBS Corp.	2.900%	1/15/27	155	137
CBS Corp.	3.375%	2/15/28	100	90
CBS Corp.	3.700%	6/1/28	100	93
CBS Corp.	5.500%	5/15/33	75	79
CBS Corp.	5.900%	10/15/40	225	239
CBS Corp.	4.850%	7/1/42	225	207
CBS Corp.	4.900%	8/15/44	100	93
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	247
Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	375	375
Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	676	683
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	175
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	846

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	630	571
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	375	385
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	150	140
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	669
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	408
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	300	281
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	77
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	168
	Comcast Corp.	5.150%	3/1/20	325	333
	Comcast Corp.	3.300%	10/1/20	500	501
	Comcast Corp.	3.450%	10/1/21	250	252
	Comcast Corp.	2.750%	3/1/23	200	194
	Comcast Corp.	3.000%	2/1/24	385	376
	Comcast Corp.	3.700%	4/15/24	475	477
	Comcast Corp.	3.375%	2/15/25	150	147
	Comcast Corp.	3.375%	8/15/25	250	243
	Comcast Corp.	3.950%	10/15/25	625	633
	Comcast Corp.	3.150%	3/1/26	400	381
	Comcast Corp.	2.350%	1/15/27	495	441
	Comcast Corp.	3.150%	2/15/28	325	305
	Comcast Corp.	3.550%	5/1/28	200	192
	Comcast Corp.	4.150%	10/15/28	750	762
	Comcast Corp.	4.250%	10/15/30	250	253
	Comcast Corp.	4.250%	1/15/33	275	273
	Comcast Corp.	4.200%	8/15/34	175	169
	Comcast Corp.	5.650%	6/15/35	1,065	1,185
	Comcast Corp.	4.400%	8/15/35	150	146
	Comcast Corp.	3.200%	7/15/36	175	149
	Comcast Corp.	6.450%	3/15/37	175	210
	Comcast Corp.	6.950%	8/15/37	250	313
	Comcast Corp.	3.900%	3/1/38	175	162
	Comcast Corp.	6.400%	5/15/38	100	118
	Comcast Corp.	4.600%	10/15/38	550	556
	Comcast Corp.	6.400%	3/1/40	150	177
	Comcast Corp.	4.650%	7/15/42	370	365
	Comcast Corp.	4.500%	1/15/43	100	96
	Comcast Corp.	4.600%	8/15/45	250	242
	Comcast Corp.	3.400%	7/15/46	250	206
	Comcast Corp.	3.969%	11/1/47	886	800
	Comcast Corp.	4.700%	10/15/48	750	761
	Comcast Corp.	3.999%	11/1/49	138	124
	Comcast Corp.	4.950%	10/15/58	475	486
	Crown Castle International Corp.	3.400%	2/15/21	300	299
	Crown Castle International Corp.	2.250%	9/1/21	125	121
	Crown Castle International Corp.	4.875%	4/15/22	125	129
	Crown Castle International Corp.	5.250%	1/15/23	125	130
	Crown Castle International Corp.	3.150%	7/15/23	150	144
	Crown Castle International Corp.	3.200%	9/1/24	250	236
	Crown Castle International Corp.	4.450%	2/15/26	250	249
	Crown Castle International Corp.	3.700%	6/15/26	175	166
	Crown Castle International Corp.	3.650%	9/1/27	325	303
	Crown Castle International Corp.	3.800%	2/15/28	200	189
	Crown Castle International Corp.	4.750%	5/15/47	50	46
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,013
10	Discovery Communications LLC	2.800%	6/15/20	100	99
	Discovery Communications LLC	4.375%	6/15/21	25	25
10	Discovery Communications LLC	3.500%	6/15/22	200	197
	Discovery Communications LLC	2.950%	3/20/23	100	95
	Discovery Communications LLC	3.250%	4/1/23	100	97
	Discovery Communications LLC	3.800%	3/13/24	100	98
10	Discovery Communications LLC	3.900%	11/15/24	150	146
	Discovery Communications LLC	3.450%	3/15/25	225	209
10	Discovery Communications LLC	3.950%	6/15/25	100	97
	Discovery Communications LLC	4.900%	3/11/26	200	201
	Discovery Communications LLC	3.950%	3/20/28	325	298
	Discovery Communications LLC	5.000%	9/20/37	225	209
	Discovery Communications LLC	6.350%	6/1/40	150	158
	Discovery Communications LLC	4.950%	5/15/42	277	246
	Discovery Communications LLC	5.200%	9/20/47	225	208
	Electronic Arts Inc.	3.700%	3/1/21	150	151
	Electronic Arts Inc.	4.800%	3/1/26	100	102
	Grupo Televisa SAB	6.625%	3/18/25	100	108
	Grupo Televisa SAB	4.625%	1/30/26	100	99
	Grupo Televisa SAB	6.625%	1/15/40	125	134
	Grupo Televisa SAB	5.000%	5/13/45	425	373
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	50	50
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	50	50
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	150	147
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	75	74
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	99
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	125	118
	Koninklijke KPN NV	8.375%	10/1/30	175	226
	Moody’s Corp.	2.750%	12/15/21	100	98
	Moody’s Corp.	4.500%	9/1/22	100	103
	Moody’s Corp.	4.875%	2/15/24	250	261
	Moody’s Corp.	5.250%	7/15/44	110	118
	NBCUniversal Media LLC	5.150%	4/30/20	330	339
	NBCUniversal Media LLC	4.375%	4/1/21	325	332
	NBCUniversal Media LLC	2.875%	1/15/23	225	220
	NBCUniversal Media LLC	6.400%	4/30/40	150	181
	NBCUniversal Media LLC	5.950%	4/1/41	225	259
	NBCUniversal Media LLC	4.450%	1/15/43	325	313
	Omnicom Group Inc./ Omnicom Capital Inc.	4.450%	8/15/20	175	178
	Omnicom Group Inc./ Omnicom Capital Inc.	3.625%	5/1/22	250	246
	Omnicom Group Inc./ Omnicom Capital Inc.	3.650%	11/1/24	150	145
	Omnicom Group Inc./ Omnicom Capital Inc.	3.600%	4/15/26	250	236
	Orange SA	4.125%	9/14/21	325	332
	Orange SA	9.000%	3/1/31	450	623
	Orange SA	5.375%	1/13/42	325	344
	RELX Capital Inc.	3.125%	10/15/22	182	179
	RELX Capital Inc.	3.500%	3/16/23	125	124
	Rogers Communications Inc.	3.000%	3/15/23	205	201
	Rogers Communications Inc.	4.100%	10/1/23	175	178
	Rogers Communications Inc.	3.625%	12/15/25	125	122
	Rogers Communications Inc.	2.900%	11/15/26	100	93
	Rogers Communications Inc.	4.500%	3/15/43	65	64
	Rogers Communications Inc.	5.000%	3/15/44	190	197
	Rogers Communications Inc.	4.300%	2/15/48	150	143
	S&P Global Inc.	3.300%	8/14/20	125	125
	S&P Global Inc.	4.000%	6/15/25	125	128
	S&P Global Inc.	4.400%	2/15/26	175	182
	S&P Global Inc.	6.550%	11/15/37	75	94
	S&P Global Inc.	4.500%	5/15/48	100	99
	Telefonica Emisiones SAU	5.134%	4/27/20	225	230
	Telefonica Emisiones SAU	5.462%	2/16/21	555	575
	Telefonica Emisiones SAU	4.103%	3/8/27	450	432
	Telefonica Emisiones SAU	7.045%	6/20/36	425	487
	Telefonica Emisiones SAU	4.665%	3/6/38	150	136
	Telefonica Emisiones SAU	5.213%	3/8/47	475	430
	Telefonica Emisiones SAU	4.895%	3/6/48	300	269
	TELUS Corp.	2.800%	2/16/27	100	92
	Thomson Reuters Corp.	5.500%	8/15/35	75	77

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Thomson Reuters Corp.	5.850%	4/15/40	100	106
Thomson Reuters Corp.	5.650%	11/23/43	100	104
Time Warner Cable LLC	5.000%	2/1/20	350	355
Time Warner Cable LLC	4.125%	2/15/21	150	150
Time Warner Cable LLC	6.550%	5/1/37	200	206
Time Warner Cable LLC	7.300%	7/1/38	50	53
Time Warner Cable LLC	6.750%	6/15/39	300	304
Time Warner Cable LLC	5.875%	11/15/40	425	395
Time Warner Cable LLC	5.500%	9/1/41	250	227
Time Warner Cable LLC	4.500%	9/15/42	350	278
Time Warner Entertainment Co. LP	8.375%	3/15/23	200	228
Time Warner Entertainment Co. LP	8.375%	7/15/33	200	242
Verizon Communications Inc.	2.625%	2/21/20	184	183
Verizon Communications Inc.	3.450%	3/15/21	300	301
Verizon Communications Inc.	4.600%	4/1/21	475	490
Verizon Communications Inc.	1.750%	8/15/21	175	169
Verizon Communications Inc.	3.000%	11/1/21	600	595
Verizon Communications Inc.	3.500%	11/1/21	100	101
Verizon Communications Inc.	3.125%	3/16/22	350	348
Verizon Communications Inc.	5.150%	9/15/23	830	884
Verizon Communications Inc.	4.150%	3/15/24	200	205
Verizon Communications Inc.	3.500%	11/1/24	400	395
Verizon Communications Inc.	3.376%	2/15/25	749	727
Verizon Communications Inc.	2.625%	8/15/26	475	431
Verizon Communications Inc.	4.329%	9/21/28	1,079	1,084
Verizon Communications Inc.	4.500%	8/10/33	575	572
Verizon Communications Inc.	4.400%	11/1/34	725	699
Verizon Communications Inc.	4.272%	1/15/36	563	528
Verizon Communications Inc.	5.250%	3/16/37	875	914
Verizon Communications Inc.	4.812%	3/15/39	200	197
Verizon Communications Inc.	4.750%	11/1/41	175	170
Verizon Communications Inc.	3.850%	11/1/42	225	195
Verizon Communications Inc.	4.125%	8/15/46	450	400
Verizon Communications Inc.	4.862%	8/21/46	806	794
Verizon Communications Inc.	5.500%	3/16/47	250	268
Verizon Communications Inc.	4.522%	9/15/48	888	834
Verizon Communications Inc.	5.012%	4/15/49	666	665
Verizon Communications Inc.	5.012%	8/21/54	999	968
Verizon Communications Inc.	4.672%	3/15/55	838	771
Viacom Inc.	3.875%	12/15/21	25	25
Viacom Inc.	4.250%	9/1/23	225	223
Viacom Inc.	3.875%	4/1/24	124	122
Viacom Inc.	6.875%	4/30/36	190	200
Viacom Inc.	4.375%	3/15/43	556	440
Viacom Inc.	5.850%	9/1/43	75	74
Vodafone Group plc	2.500%	9/26/22	175	167
Vodafone Group plc	2.950%	2/19/23	315	303
Vodafone Group plc	3.750%	1/16/24	325	320
Vodafone Group plc	4.125%	5/30/25	300	296
Vodafone Group plc	4.375%	5/30/28	650	631
Vodafone Group plc	7.875%	2/15/30	150	184
Vodafone Group plc	6.250%	11/30/32	100	109
Vodafone Group plc	6.150%	2/27/37	125	131
Vodafone Group plc	5.000%	5/30/38	200	187
Vodafone Group plc	4.375%	2/19/43	275	228
Vodafone Group plc	5.250%	5/30/48	650	612
Walt Disney Co.	1.800%	6/5/20	200	197
Walt Disney Co.	2.150%	9/17/20	150	148
Walt Disney Co.	2.300%	2/12/21	250	247
Walt Disney Co.	2.750%	8/16/21	100	99
Walt Disney Co.	2.550%	2/15/22	75	74
Walt Disney Co.	2.450%	3/4/22	75	73
Walt Disney Co.	3.150%	9/17/25	150	146
Walt Disney Co.	3.000%	2/13/26	300	288
Walt Disney Co.	1.850%	7/30/26	770	682
Walt Disney Co.	4.375%	8/16/41	75	77
Walt Disney Co.	4.125%	12/1/41	205	204
Walt Disney Co.	3.700%	12/1/42	125	117
Warner Media LLC	4.700%	1/15/21	50	51
Warner Media LLC	4.750%	3/29/21	425	436
Warner Media LLC	3.400%	6/15/22	100	99
Warner Media LLC	4.050%	12/15/23	100	100
Warner Media LLC	3.600%	7/15/25	275	260
Warner Media LLC	3.875%	1/15/26	250	242
Warner Media LLC	3.800%	2/15/27	700	657
Warner Media LLC	7.625%	4/15/31	100	124
Warner Media LLC	6.100%	7/15/40	100	105
Warner Media LLC	5.375%	10/15/41	100	97
Warner Media LLC	4.900%	6/15/42	425	388
Warner Media LLC	5.350%	12/15/43	175	169
Warner Media LLC	4.650%	6/1/44	100	87
WPP Finance 2010	4.750%	11/21/21	208	212
WPP Finance 2010	3.625%	9/7/22	200	194
WPP Finance 2010	3.750%	9/19/24	100	93
WPP Finance 2010	5.125%	9/7/42	50	46
WPP Finance 2010	5.625%	11/15/43	125	121

Consumer Cyclical (1.9%)
Advance Auto Parts Inc.	5.750%	5/1/20	100	103
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	297
Alibaba Group Holding Ltd.	2.800%	6/6/23	400	387
Alibaba Group Holding Ltd.	3.600%	11/28/24	400	391
Alibaba Group Holding Ltd.	3.400%	12/6/27	600	552
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	78
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	180
Alibaba Group Holding Ltd.	4.200%	12/6/47	225	200
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	90
Amazon.com Inc.	1.900%	8/21/20	200	197
Amazon.com Inc.	3.300%	12/5/21	200	202
Amazon.com Inc.	2.500%	11/29/22	150	147
Amazon.com Inc.	2.400%	2/22/23	450	434
Amazon.com Inc.	2.800%	8/22/24	250	243
Amazon.com Inc.	3.800%	12/5/24	120	123
Amazon.com Inc.	5.200%	12/3/25	225	247
Amazon.com Inc.	3.150%	8/22/27	550	531
Amazon.com Inc.	4.800%	12/5/34	225	242
Amazon.com Inc.	3.875%	8/22/37	425	412
Amazon.com Inc.	4.950%	12/5/44	350	389
Amazon.com Inc.	4.050%	8/22/47	650	637
Amazon.com Inc.	4.250%	8/22/57	500	488
American Honda Finance Corp.	2.000%	2/14/20	100	99
American Honda Finance Corp.	2.150%	3/13/20	75	74
American Honda Finance Corp.	1.950%	7/20/20	125	123
American Honda Finance Corp.	2.450%	9/24/20	225	222
American Honda Finance Corp.	2.650%	2/12/21	150	148
American Honda Finance Corp.	1.650%	7/12/21	150	144
American Honda Finance Corp.	1.700%	9/9/21	200	192
American Honda Finance Corp.	3.375%	12/10/21	150	151
American Honda Finance Corp.	2.600%	11/16/22	40	39
American Honda Finance Corp.	3.450%	7/14/23	125	125
American Honda Finance Corp.	3.625%	10/10/23	100	101
American Honda Finance Corp.	2.900%	2/16/24	100	97
American Honda Finance Corp.	2.300%	9/9/26	50	45
American Honda Finance Corp.	3.500%	2/15/28	100	97
Aptiv plc	3.150%	11/19/20	150	149
Aptiv plc	4.250%	1/15/26	150	147
Aptiv plc	4.400%	10/1/46	50	44
Automatic Data Processing Inc.	2.250%	9/15/20	150	149
Automatic Data Processing Inc.	3.375%	9/15/25	200	199
AutoNation Inc.	5.500%	2/1/20	55	56
AutoNation Inc.	3.350%	1/15/21	60	59
AutoNation Inc.	4.500%	10/1/25	150	146
AutoNation Inc.	3.800%	11/15/27	75	67
AutoZone Inc.	3.700%	4/15/22	350	349
AutoZone Inc.	2.875%	1/15/23	50	48
AutoZone Inc.	3.125%	7/15/23	125	121
AutoZone Inc.	3.125%	4/21/26	100	93
AutoZone Inc.	3.750%	6/1/27	100	96
Best Buy Co. Inc.	5.500%	3/15/21	25	26
Best Buy Co. Inc.	4.450%	10/1/28	200	191
Block Financial LLC	4.125%	10/1/20	94	94
Block Financial LLC	5.500%	11/1/22	100	102

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Block Financial LLC	5.250%	10/1/25	100	100
Booking Holdings Inc.	2.750%	3/15/23	100	96
Booking Holdings Inc.	3.650%	3/15/25	100	97
Booking Holdings Inc.	3.600%	6/1/26	225	216
Booking Holdings Inc.	3.550%	3/15/28	100	94
BorgWarner Inc.	4.625%	9/15/20	25	25
BorgWarner Inc.	3.375%	3/15/25	75	73
BorgWarner Inc.	4.375%	3/15/45	100	93
Carnival Corp.	3.950%	10/15/20	100	101
Costco Wholesale Corp.	1.750%	2/15/20	200	197
Costco Wholesale Corp.	2.150%	5/18/21	200	196
Costco Wholesale Corp.	2.250%	2/15/22	100	98
Costco Wholesale Corp.	2.300%	5/18/22	150	147
Costco Wholesale Corp.	2.750%	5/18/24	175	170
Costco Wholesale Corp.	3.000%	5/18/27	100	96
Cummins Inc.	7.125%	3/1/28	100	123
Cummins Inc.	4.875%	10/1/43	125	136
Daimler Finance North America LLC	8.500%	1/18/31	250	337
Darden Restaurants Inc.	3.850%	5/1/27	200	190
Darden Restaurants Inc.	4.550%	2/15/48	50	46
Delphi Corp.	4.150%	3/15/24	125	124
Dollar General Corp.	3.250%	4/15/23	150	146
Dollar General Corp.	4.150%	11/1/25	105	104
Dollar General Corp.	3.875%	4/15/27	50	48
Dollar General Corp.	4.125%	5/1/28	150	146
Dollar Tree Inc.	3.700%	5/15/23	100	97
Dollar Tree Inc.	4.000%	5/15/25	200	192
Dollar Tree Inc.	4.200%	5/15/28	300	284
DR Horton Inc.	4.375%	9/15/22	100	101
DR Horton Inc.	4.750%	2/15/23	225	226
DR Horton Inc.	5.750%	8/15/23	100	105
eBay Inc.	3.250%	10/15/20	75	75
eBay Inc.	2.875%	8/1/21	125	123
eBay Inc.	3.800%	3/9/22	100	100
eBay Inc.	2.600%	7/15/22	450	433
eBay Inc.	2.750%	1/30/23	100	96
eBay Inc.	3.450%	8/1/24	125	119
eBay Inc.	3.600%	6/5/27	300	280
eBay Inc.	4.000%	7/15/42	25	19
Expedia Group Inc.	5.950%	8/15/20	75	77
Expedia Group Inc.	4.500%	8/15/24	100	100
Expedia Group Inc.	5.000%	2/15/26	275	278
Expedia Group Inc.	3.800%	2/15/28	100	92
Ford Motor Co.	4.346%	12/8/26	275	245
Ford Motor Co.	6.625%	10/1/28	175	175
Ford Motor Co.	6.375%	2/1/29	100	98
Ford Motor Co.	7.450%	7/16/31	375	386
Ford Motor Co.	4.750%	1/15/43	100	77
Ford Motor Co.	7.400%	11/1/46	100	100
Ford Motor Co.	5.291%	12/8/46	300	247
Ford Motor Credit Co. LLC	2.681%	1/9/20	200	197
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	258
Ford Motor Credit Co. LLC	2.459%	3/27/20	200	195
Ford Motor Credit Co. LLC	3.157%	8/4/20	200	196
Ford Motor Credit Co. LLC	2.343%	11/2/20	150	144
Ford Motor Credit Co. LLC	3.200%	1/15/21	250	242
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	255
Ford Motor Credit Co. LLC	3.336%	3/18/21	200	194
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	333
Ford Motor Credit Co. LLC	3.813%	10/12/21	200	194
Ford Motor Credit Co. LLC	3.339%	3/28/22	150	141
Ford Motor Credit Co. LLC	2.979%	8/3/22	300	277
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	192
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	213
Ford Motor Credit Co. LLC	3.810%	1/9/24	150	137
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	179
Ford Motor Credit Co. LLC	4.134%	8/4/25	500	450
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	180
Ford Motor Credit Co. LLC	3.815%	11/2/27	150	126
General Motors Co.	4.875%	10/2/23	975	977
General Motors Co.	4.000%	4/1/25	100	93
General Motors Co.	5.000%	10/1/28	150	143
General Motors Co.	5.000%	4/1/35	165	140
General Motors Co.	6.600%	4/1/36	250	244
General Motors Co.	5.150%	4/1/38	225	194
General Motors Co.	6.250%	10/2/43	210	196
General Motors Co.	5.200%	4/1/45	230	192
General Motors Co.	6.750%	4/1/46	130	128
General Motors Co.	5.400%	4/1/48	200	172
General Motors Co.	5.950%	4/1/49	250	228
General Motors Financial Co. Inc.	3.150%	1/15/20	65	64
General Motors Financial Co. Inc.	2.650%	4/13/20	300	295
General Motors Financial Co. Inc.	3.200%	7/13/20	300	296
General Motors Financial Co. Inc.	2.450%	11/6/20	200	194
General Motors Financial Co. Inc.	3.700%	11/24/20	275	273
General Motors Financial Co. Inc.	4.200%	3/1/21	175	174
General Motors Financial Co. Inc.	3.550%	4/9/21	150	148
General Motors Financial Co. Inc.	3.200%	7/6/21	225	220
General Motors Financial Co. Inc.	4.375%	9/25/21	100	100
General Motors Financial Co. Inc.	3.450%	1/14/22	125	120
General Motors Financial Co. Inc.	3.450%	4/10/22	355	340
General Motors Financial Co. Inc.	3.150%	6/30/22	100	95
General Motors Financial Co. Inc.	3.250%	1/5/23	275	259
General Motors Financial Co. Inc.	3.700%	5/9/23	200	190
General Motors Financial Co. Inc.	4.250%	5/15/23	150	145
General Motors Financial Co. Inc.	3.950%	4/13/24	400	375
General Motors Financial Co. Inc.	3.500%	11/7/24	200	182
General Motors Financial Co. Inc.	4.000%	1/15/25	175	162
General Motors Financial Co. Inc.	4.350%	4/9/25	325	309
General Motors Financial Co. Inc.	4.300%	7/13/25	300	281
General Motors Financial Co. Inc.	5.250%	3/1/26	150	147
General Motors Financial Co. Inc.	4.000%	10/6/26	100	89
General Motors Financial Co. Inc.	4.350%	1/17/27	200	184
General Motors Financial Co. Inc.	3.850%	1/5/28	200	172
GLP Capital LP / GLP Financing II Inc.	4.875%	11/1/20	175	176
GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	50	50
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	101
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	150	149
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	172
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	25
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	269
Harley-Davidson Inc.	3.500%	7/28/25	100	96
Harley-Davidson Inc.	4.625%	7/28/45	125	117
Harman International Industries Inc.	4.150%	5/15/25	50	50
Home Depot Inc.	1.800%	6/5/20	150	148
Home Depot Inc.	3.950%	9/15/20	100	101
Home Depot Inc.	2.000%	4/1/21	250	245
Home Depot Inc.	4.400%	4/1/21	190	196
Home Depot Inc.	3.250%	3/1/22	150	151
Home Depot Inc.	2.625%	6/1/22	265	261
Home Depot Inc.	2.700%	4/1/23	25	25
Home Depot Inc.	3.750%	2/15/24	200	204
Home Depot Inc.	3.350%	9/15/25	250	247
Home Depot Inc.	3.000%	4/1/26	125	121
Home Depot Inc.	2.125%	9/15/26	100	90
Home Depot Inc.	2.800%	9/14/27	150	141
Home Depot Inc.	3.900%	12/6/28	100	102
Home Depot Inc.	5.875%	12/16/36	825	992
Home Depot Inc.	5.400%	9/15/40	175	201
Home Depot Inc.	5.950%	4/1/41	175	216
Home Depot Inc.	4.200%	4/1/43	200	197
Home Depot Inc.	4.875%	2/15/44	300	320
Home Depot Inc.	4.250%	4/1/46	330	325
Home Depot Inc.	3.900%	6/15/47	75	71
Home Depot Inc.	4.500%	12/6/48	100	103
Home Depot Inc.	3.500%	9/15/56	150	125
Hyatt Hotels Corp.	5.375%	8/15/21	50	52
Hyatt Hotels Corp.	3.375%	7/15/23	100	97
Hyatt Hotels Corp.	4.850%	3/15/26	50	51
Hyatt Hotels Corp.	4.375%	9/15/28	75	72
IHS Markit Ltd.	4.750%	8/1/28	140	137
JD.com Inc.	3.125%	4/29/21	200	193

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kohl’s Corp.	4.000%	11/1/21	63	64
	Kohl’s Corp.	4.250%	7/17/25	100	98
	Kohl’s Corp.	5.550%	7/17/45	75	70
	Lear Corp.	5.250%	1/15/25	200	205
	Lear Corp.	3.800%	9/15/27	100	90
	Lowe’s Cos. Inc.	3.750%	4/15/21	200	201
	Lowe’s Cos. Inc.	3.875%	9/15/23	275	275
	Lowe’s Cos. Inc.	3.125%	9/15/24	100	96
	Lowe’s Cos. Inc.	3.375%	9/15/25	200	191
	Lowe’s Cos. Inc.	2.500%	4/15/26	250	222
	Lowe’s Cos. Inc.	3.100%	5/3/27	350	320
	Lowe’s Cos. Inc.	6.500%	3/15/29	67	78
	Lowe’s Cos. Inc.	4.650%	4/15/42	100	95
	Lowe’s Cos. Inc.	4.250%	9/15/44	100	89
	Lowe’s Cos. Inc.	4.375%	9/15/45	150	136
	Lowe’s Cos. Inc.	3.700%	4/15/46	250	203
	Lowe’s Cos. Inc.	4.050%	5/3/47	300	260
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	99
	Macy’s Retail Holdings Inc.	2.875%	2/15/23	170	157
	Macy’s Retail Holdings Inc.	4.375%	9/1/23	125	123
	Macy’s Retail Holdings Inc.	4.500%	12/15/34	121	97
	Magna International Inc.	3.625%	6/15/24	120	120
	Magna International Inc.	4.150%	10/1/25	100	102
	Marriott International Inc.	3.375%	10/15/20	225	223
	Marriott International Inc.	2.875%	3/1/21	50	49
	Marriott International Inc.	3.125%	10/15/21	50	49
	Marriott International Inc.	2.300%	1/15/22	100	96
	Marriott International Inc.	3.750%	3/15/25	175	169
	Marriott International Inc.	3.750%	10/1/25	65	63
	Marriott International Inc.	3.125%	6/15/26	183	166
	Marriott International Inc.	4.000%	4/15/28	50	47
	Mastercard Inc.	2.000%	11/21/21	100	97
	Mastercard Inc.	3.375%	4/1/24	150	151
	Mastercard Inc.	2.950%	11/21/26	100	96
	Mastercard Inc.	3.500%	2/26/28	50	50
	Mastercard Inc.	3.800%	11/21/46	100	96
	Mastercard Inc.	3.950%	2/26/48	100	100
	McDonald’s Corp.	2.750%	12/9/20	275	273
	McDonald’s Corp.	3.625%	5/20/21	175	177
	McDonald’s Corp.	2.625%	1/15/22	275	269
	McDonald’s Corp.	3.350%	4/1/23	200	199
	McDonald’s Corp.	3.375%	5/26/25	175	171
	McDonald’s Corp.	3.700%	1/30/26	300	295
	McDonald’s Corp.	3.500%	3/1/27	200	193
	McDonald’s Corp.	3.800%	4/1/28	350	343
	McDonald’s Corp.	4.700%	12/9/35	200	200
	McDonald’s Corp.	6.300%	10/15/37	150	176
	McDonald’s Corp.	6.300%	3/1/38	100	119
	McDonald’s Corp.	5.700%	2/1/39	100	113
	McDonald’s Corp.	3.700%	2/15/42	25	22
	McDonald’s Corp.	3.625%	5/1/43	25	21
	McDonald’s Corp.	4.600%	5/26/45	210	205
	McDonald’s Corp.	4.875%	12/9/45	300	305
	McDonald’s Corp.	4.450%	3/1/47	150	144
	McDonald’s Corp.	4.450%	9/1/48	150	143
	NIKE Inc.	2.375%	11/1/26	200	183
	NIKE Inc.	3.625%	5/1/43	50	47
	NIKE Inc.	3.875%	11/1/45	150	144
	NIKE Inc.	3.375%	11/1/46	100	88
	Nordstrom Inc.	4.000%	10/15/21	125	126
	Nordstrom Inc.	4.000%	3/15/27	100	95
	Nordstrom Inc.	5.000%	1/15/44	165	142
	NVR Inc.	3.950%	9/15/22	100	98
	O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
	O’Reilly Automotive Inc.	3.800%	9/1/22	100	100
	O’Reilly Automotive Inc.	3.850%	6/15/23	75	75
	O’Reilly Automotive Inc.	3.550%	3/15/26	100	96
	O’Reilly Automotive Inc.	3.600%	9/1/27	150	143
	PACCAR Financial Corp.	2.500%	8/14/20	75	74
	PACCAR Financial Corp.	2.050%	11/13/20	50	49
	PACCAR Financial Corp.	2.250%	2/25/21	75	74
	PACCAR Financial Corp.	2.800%	3/1/21	90	89
	PACCAR Financial Corp.	3.150%	8/9/21	25	25
	PACCAR Financial Corp.	2.300%	8/10/22	50	48
	PACCAR Financial Corp.	3.400%	8/9/23	100	101
	QVC Inc.	5.125%	7/2/22	25	25
	QVC Inc.	4.850%	4/1/24	95	91
	QVC Inc.	4.450%	2/15/25	100	93
	QVC Inc.	5.950%	3/15/43	125	111
	Ralph Lauren Corp.	2.625%	8/18/20	50	49
	Ralph Lauren Corp.	3.750%	9/15/25	50	50
	Royal Caribbean Cruises Ltd.	2.650%	11/28/20	50	49
	Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	104
	Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	183
10	Sands China Ltd.	4.600%	8/8/23	400	396
10	Sands China Ltd.	5.125%	8/8/25	400	395
10	Sands China Ltd.	5.400%	8/8/28	300	288
	Starbucks Corp.	2.200%	11/22/20	100	98
	Starbucks Corp.	2.100%	2/4/21	75	73
	Starbucks Corp.	2.700%	6/15/22	75	73
	Starbucks Corp.	3.100%	3/1/23	175	172
	Starbucks Corp.	3.850%	10/1/23	300	304
	Starbucks Corp.	3.800%	8/15/25	200	199
	Starbucks Corp.	2.450%	6/15/26	100	90
	Starbucks Corp.	3.500%	3/1/28	100	95
	Starbucks Corp.	4.000%	11/15/28	200	197
	Starbucks Corp.	4.300%	6/15/45	50	45
	Starbucks Corp.	3.750%	12/1/47	100	83
	Starbucks Corp.	4.500%	11/15/48	100	94
	Tapestry Inc.	3.000%	7/15/22	125	120
	Tapestry Inc.	4.250%	4/1/25	70	67
	Tapestry Inc.	4.125%	7/15/27	100	93
	Target Corp.	2.900%	1/15/22	175	174
	Target Corp.	3.500%	7/1/24	325	326
	Target Corp.	2.500%	4/15/26	175	163
	Target Corp.	6.350%	11/1/32	140	172
	Target Corp.	6.500%	10/15/37	103	126
	Target Corp.	7.000%	1/15/38	125	164
	Target Corp.	4.000%	7/1/42	260	246
	Target Corp.	3.625%	4/15/46	200	175
	Target Corp.	3.900%	11/15/47	125	116
	TJX Cos. Inc.	2.750%	6/15/21	100	99
	TJX Cos. Inc.	2.500%	5/15/23	100	97
	TJX Cos. Inc.	2.250%	9/15/26	200	181
	Toyota Motor Corp.	3.183%	7/20/21	140	141
	Toyota Motor Corp.	3.419%	7/20/23	150	150
	Toyota Motor Corp.	3.669%	7/20/28	100	102
	Toyota Motor Credit Corp.	2.200%	1/10/20	50	50
	Toyota Motor Credit Corp.	2.150%	3/12/20	300	297
	Toyota Motor Credit Corp.	1.950%	4/17/20	100	99
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	128
	Toyota Motor Credit Corp.	1.900%	4/8/21	250	244
	Toyota Motor Credit Corp.	2.950%	4/13/21	100	100
	Toyota Motor Credit Corp.	2.750%	5/17/21	200	198
	Toyota Motor Credit Corp.	3.400%	9/15/21	175	175
	Toyota Motor Credit Corp.	2.600%	1/11/22	200	197
	Toyota Motor Credit Corp.	3.300%	1/12/22	175	176
	Toyota Motor Credit Corp.	2.800%	7/13/22	100	98
	Toyota Motor Credit Corp.	2.150%	9/8/22	200	192
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	97
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	283
	Toyota Motor Credit Corp.	2.900%	4/17/24	100	97
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	124
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	194
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	96
	VF Corp.	3.500%	9/1/21	200	200
	VF Corp.	6.450%	11/1/37	50	63
	Visa Inc.	2.200%	12/14/20	500	495
	Visa Inc.	2.150%	9/15/22	100	96
	Visa Inc.	2.800%	12/14/22	550	543
	Visa Inc.	3.150%	12/14/25	675	664
	Visa Inc.	2.750%	9/15/27	150	142

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Visa Inc.	4.150%	12/14/35	275	284
	Visa Inc.	4.300%	12/14/45	700	722
	Visa Inc.	3.650%	9/15/47	100	93
	Walgreen Co.	3.100%	9/15/22	250	243
	Walgreen Co.	4.400%	9/15/42	195	172
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	224
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	369
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	305
	Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	119
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	230
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	115	103
	Walmart Inc.	2.850%	6/23/20	200	200
	Walmart Inc.	3.250%	10/25/20	825	832
	Walmart Inc.	1.900%	12/15/20	165	162
	Walmart Inc.	3.125%	6/23/21	300	302
	Walmart Inc.	2.350%	12/15/22	800	776
	Walmart Inc.	2.550%	4/11/23	150	146
	Walmart Inc.	3.400%	6/26/23	250	253
	Walmart Inc.	3.300%	4/22/24	250	250
	Walmart Inc.	2.650%	12/15/24	200	193
	Walmart Inc.	3.550%	6/26/25	275	277
	Walmart Inc.	5.875%	4/5/27	405	466
	Walmart Inc.	3.700%	6/26/28	450	455
	Walmart Inc.	7.550%	2/15/30	105	141
	Walmart Inc.	5.250%	9/1/35	210	242
	Walmart Inc.	6.200%	4/15/38	315	405
	Walmart Inc.	3.950%	6/28/38	275	274
	Walmart Inc.	5.000%	10/25/40	100	114
	Walmart Inc.	5.625%	4/15/41	175	211
	Walmart Inc.	4.000%	4/11/43	274	268
	Walmart Inc.	4.300%	4/22/44	361	366
	Walmart Inc.	3.625%	12/15/47	115	107
	Walmart Inc.	4.050%	6/29/48	375	373
	Western Union Co.	5.253%	4/1/20	133	135
	Western Union Co.	3.600%	3/15/22	100	99
	Western Union Co.	6.200%	11/17/36	75	73
	Western Union Co.	6.200%	6/21/40	35	32

	Consumer Noncyclical (4.3%)
	Abbott Laboratories	2.800%	9/15/20	100	99
	Abbott Laboratories	2.900%	11/30/21	575	569
	Abbott Laboratories	2.550%	3/15/22	175	170
	Abbott Laboratories	3.400%	11/30/23	316	314
	Abbott Laboratories	2.950%	3/15/25	175	167
	Abbott Laboratories	3.875%	9/15/25	75	75
	Abbott Laboratories	3.750%	11/30/26	342	338
	Abbott Laboratories	4.750%	11/30/36	300	314
	Abbott Laboratories	5.300%	5/27/40	125	136
	Abbott Laboratories	4.750%	4/15/43	75	77
	Abbott Laboratories	4.900%	11/30/46	775	815
	AbbVie Inc.	2.500%	5/14/20	725	717
	AbbVie Inc.	2.300%	5/14/21	350	341
	AbbVie Inc.	3.375%	11/14/21	250	250
	AbbVie Inc.	2.900%	11/6/22	800	776
	AbbVie Inc.	3.200%	11/6/22	275	271
	AbbVie Inc.	2.850%	5/14/23	200	192
	AbbVie Inc.	3.750%	11/14/23	250	249
	AbbVie Inc.	3.600%	5/14/25	725	696
	AbbVie Inc.	3.200%	5/14/26	350	323
	AbbVie Inc.	4.250%	11/14/28	350	341
	AbbVie Inc.	4.500%	5/14/35	475	440
	AbbVie Inc.	4.300%	5/14/36	190	172
	AbbVie Inc.	4.400%	11/6/42	476	419
	AbbVie Inc.	4.700%	5/14/45	527	479
	AbbVie Inc.	4.450%	5/14/46	400	351
	AbbVie Inc.	4.875%	11/14/48	275	257
	Actavis Inc.	3.250%	10/1/22	300	292
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	52
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	100
	Agilent Technologies Inc.	5.000%	7/15/20	100	103
	Agilent Technologies Inc.	3.200%	10/1/22	75	73
	Agilent Technologies Inc.	3.875%	7/15/23	100	101
	Agilent Technologies Inc.	3.050%	9/22/26	75	70
	AHS Hospital Corp.	5.024%	7/1/45	75	83
	Allergan Finance LLC	4.625%	10/1/42	140	129
	Allergan Funding SCS	3.000%	3/12/20	674	671
	Allergan Funding SCS	3.450%	3/15/22	507	500
	Allergan Funding SCS	3.850%	6/15/24	200	198
	Allergan Funding SCS	3.800%	3/15/25	740	723
	Allergan Funding SCS	4.550%	3/15/35	450	429
	Allergan Funding SCS	4.850%	6/15/44	255	242
	Allergan Inc.	3.375%	9/15/20	125	125
	Allergan Inc.	2.800%	3/15/23	100	95
	Altria Group Inc.	2.625%	1/14/20	500	495
	Altria Group Inc.	4.750%	5/5/21	275	281
	Altria Group Inc.	2.850%	8/9/22	125	120
	Altria Group Inc.	2.950%	5/2/23	400	379
	Altria Group Inc.	2.625%	9/16/26	75	65
	Altria Group Inc.	4.250%	8/9/42	275	223
	Altria Group Inc.	4.500%	5/2/43	125	104
	Altria Group Inc.	5.375%	1/31/44	350	327
	Altria Group Inc.	3.875%	9/16/46	175	134
	AmerisourceBergen Corp.	3.500%	11/15/21	200	200
	AmerisourceBergen Corp.	3.400%	5/15/24	75	73
	AmerisourceBergen Corp.	3.250%	3/1/25	50	48
	AmerisourceBergen Corp.	3.450%	12/15/27	175	162
	AmerisourceBergen Corp.	4.250%	3/1/45	50	43
	AmerisourceBergen Corp.	4.300%	12/15/47	150	131
	Amgen Inc.	2.125%	5/1/20	175	173
	Amgen Inc.	2.200%	5/11/20	175	173
	Amgen Inc.	3.450%	10/1/20	225	226
	Amgen Inc.	4.100%	6/15/21	150	153
	Amgen Inc.	1.850%	8/19/21	125	121
	Amgen Inc.	3.875%	11/15/21	250	253
	Amgen Inc.	2.700%	5/1/22	75	73
	Amgen Inc.	2.650%	5/11/22	75	73
	Amgen Inc.	3.625%	5/15/22	225	225
	Amgen Inc.	2.250%	8/19/23	150	142
	Amgen Inc.	3.625%	5/22/24	500	498
	Amgen Inc.	3.125%	5/1/25	175	168
	Amgen Inc.	2.600%	8/19/26	455	414
	Amgen Inc.	4.950%	10/1/41	300	301
	Amgen Inc.	5.150%	11/15/41	50	52
	Amgen Inc.	4.400%	5/1/45	450	419
	Amgen Inc.	4.563%	6/15/48	506	486
	Amgen Inc.	4.663%	6/15/51	634	599
10	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	2,200	2,079
10	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,245	1,158
10	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,285	2,123
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	831	817
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	725	690
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,155	1,123
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	244
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	244
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	178
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	100	101
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	503
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	300	291
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	478
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	246
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	193
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	304
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	254
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	475	427
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	326	277
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	75	65
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	168
	Archer-Daniels-Midland Co.	3.375%	3/15/22	100	101
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	183

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	93
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	108
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	51
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	189
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	90
	Archer-Daniels-Midland Co.	4.500%	3/15/49	125	128
	Ascension Health	3.945%	11/15/46	175	169
5	Ascension Health	4.847%	11/15/53	75	82
	AstraZeneca plc	2.375%	11/16/20	300	295
	AstraZeneca plc	2.375%	6/12/22	225	216
	AstraZeneca plc	3.500%	8/17/23	225	222
	AstraZeneca plc	3.375%	11/16/25	250	241
	AstraZeneca plc	3.125%	6/12/27	175	163
	AstraZeneca plc	4.000%	1/17/29	200	198
	AstraZeneca plc	6.450%	9/15/37	450	539
	AstraZeneca plc	4.000%	9/18/42	250	225
	AstraZeneca plc	4.375%	11/16/45	150	142
	AstraZeneca plc	4.375%	8/17/48	150	142
	BAT Capital Corp.	2.297%	8/14/20	375	365
	BAT Capital Corp.	2.764%	8/15/22	650	614
	BAT Capital Corp.	3.222%	8/15/24	450	414
	BAT Capital Corp.	3.557%	8/15/27	675	599
	BAT Capital Corp.	4.390%	8/15/37	525	431
	BAT Capital Corp.	4.540%	8/15/47	475	381
	Baxalta Inc.	2.875%	6/23/20	53	52
	Baxalta Inc.	3.600%	6/23/22	15	15
	Baxalta Inc.	4.000%	6/23/25	97	94
	Baxalta Inc.	5.250%	6/23/45	73	75
	Baxter International Inc.	1.700%	8/15/21	150	144
	Baxter International Inc.	3.500%	8/15/46	100	84
	Baylor Scott & White Holdings	4.185%	11/15/45	100	99
	Beam Suntory Inc.	3.250%	5/15/22	50	49
	Becton Dickinson & Co.	2.404%	6/5/20	200	197
	Becton Dickinson & Co.	3.250%	11/12/20	150	149
	Becton Dickinson & Co.	3.125%	11/8/21	65	64
	Becton Dickinson & Co.	2.894%	6/6/22	350	339
	Becton Dickinson & Co.	3.300%	3/1/23	50	49
	Becton Dickinson & Co.	3.363%	6/6/24	275	263
	Becton Dickinson & Co.	3.734%	12/15/24	272	262
	Becton Dickinson & Co.	3.700%	6/6/27	450	425
	Becton Dickinson & Co.	4.875%	5/15/44	50	47
	Becton Dickinson & Co.	4.685%	12/15/44	250	237
	Becton Dickinson & Co.	4.669%	6/6/47	275	259
	Becton Dickinson and Co.	5.000%	11/12/40	50	49
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	77
	Biogen Inc.	2.900%	9/15/20	325	323
	Biogen Inc.	3.625%	9/15/22	275	276
	Biogen Inc.	4.050%	9/15/25	300	298
	Biogen Inc.	5.200%	9/15/45	340	350
	Boston Children’s Hospital Corp. Revenue	4.115%	1/1/47	75	74
	Boston Scientific Corp.	6.000%	1/15/20	150	154
	Boston Scientific Corp.	2.850%	5/15/20	100	99
	Boston Scientific Corp.	3.375%	5/15/22	50	50
	Boston Scientific Corp.	3.850%	5/15/25	150	147
	Boston Scientific Corp.	4.000%	3/1/28	200	194
	Boston Scientific Corp.	7.000%	11/15/35	50	63
	Boston Scientific Corp.	7.375%	1/15/40	50	65
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	264
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	232
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	88
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	106
	Brown-Forman Corp.	3.500%	4/15/25	75	74
	Brown-Forman Corp.	4.500%	7/15/45	100	106
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	239
	Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	124
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	177
	Campbell Soup Co.	3.300%	3/15/21	125	124
	Campbell Soup Co.	3.650%	3/15/23	325	316
	Campbell Soup Co.	3.950%	3/15/25	200	191
	Campbell Soup Co.	3.300%	3/19/25	125	113
	Campbell Soup Co.	4.150%	3/15/28	225	210
	Campbell Soup Co.	3.800%	8/2/42	75	55
	Campbell Soup Co.	4.800%	3/15/48	160	136
	Cardinal Health Inc.	2.616%	6/15/22	200	193
	Cardinal Health Inc.	3.200%	3/15/23	150	146
	Cardinal Health Inc.	3.079%	6/15/24	150	140
	Cardinal Health Inc.	3.750%	9/15/25	100	97
	Cardinal Health Inc.	3.410%	6/15/27	265	241
	Cardinal Health Inc.	4.600%	3/15/43	75	65
	Cardinal Health Inc.	4.500%	11/15/44	50	43
	Cardinal Health Inc.	4.900%	9/15/45	100	91
	Cardinal Health Inc.	4.368%	6/15/47	125	105
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	73
5	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	175	159
	Celgene Corp.	2.875%	8/15/20	250	247
	Celgene Corp.	3.950%	10/15/20	125	126
	Celgene Corp.	2.875%	2/19/21	125	123
	Celgene Corp.	2.250%	8/15/21	75	73
	Celgene Corp.	3.250%	8/15/22	175	171
	Celgene Corp.	3.550%	8/15/22	50	49
	Celgene Corp.	2.750%	2/15/23	150	144
	Celgene Corp.	3.250%	2/20/23	200	196
	Celgene Corp.	4.000%	8/15/23	125	125
	Celgene Corp.	3.625%	5/15/24	175	171
	Celgene Corp.	3.875%	8/15/25	475	457
	Celgene Corp.	3.450%	11/15/27	110	100
	Celgene Corp.	3.900%	2/20/28	300	281
	Celgene Corp.	5.700%	10/15/40	50	52
	Celgene Corp.	5.250%	8/15/43	150	146
	Celgene Corp.	4.625%	5/15/44	175	155
	Celgene Corp.	5.000%	8/15/45	300	277
	Celgene Corp.	4.350%	11/15/47	250	209
	Celgene Corp.	4.550%	2/20/48	275	240
	Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	50	51
	CHRISTUS Health	4.341%	7/1/28	125	127
	Church & Dwight Co. Inc.	2.450%	8/1/22	25	24
	Church & Dwight Co. Inc.	3.150%	8/1/27	100	93
	Church & Dwight Co. Inc.	3.950%	8/1/47	75	68
	City of Hope	5.623%	11/15/43	75	86
	City of Hope	4.378%	8/15/48	100	97
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	75	77
	Clorox Co.	3.800%	11/15/21	250	253
	Clorox Co.	3.050%	9/15/22	100	98
	Clorox Co.	3.500%	12/15/24	175	174
	Clorox Co.	3.100%	10/1/27	50	47
	Clorox Co.	3.900%	5/15/28	25	25
	Coca-Cola Co.	1.875%	10/27/20	400	393
	Coca-Cola Co.	2.450%	11/1/20	250	248
	Coca-Cola Co.	3.150%	11/15/20	125	125
	Coca-Cola Co.	1.550%	9/1/21	175	169
	Coca-Cola Co.	3.300%	9/1/21	250	253
	Coca-Cola Co.	2.200%	5/25/22	100	97
	Coca-Cola Co.	3.200%	11/1/23	225	225
	Coca-Cola Co.	2.875%	10/27/25	300	289
	Coca-Cola Co.	2.550%	6/1/26	100	94
	Coca-Cola Co.	2.250%	9/1/26	355	324
	Coca-Cola Co.	2.900%	5/25/27	100	95
	Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	123
	Coca-Cola European Partners PLC	3.500%	9/15/20	300	299
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	101
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	250
	Colgate-Palmolive Co.	2.450%	11/15/21	75	74
	Colgate-Palmolive Co.	2.250%	11/15/22	75	73
	Colgate-Palmolive Co.	2.100%	5/1/23	280	268
	Colgate-Palmolive Co.	3.250%	3/15/24	100	100
	Colgate-Palmolive Co.	4.000%	8/15/45	125	125
	Colgate-Palmolive Co.	3.700%	8/1/47	50	48
	Conagra Brands Inc.	3.800%	10/22/21	200	200
	Conagra Brands Inc.	3.250%	9/15/22	75	73

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Conagra Brands Inc.	3.200%	1/25/23	151	146
Conagra Brands Inc.	4.300%	5/1/24	200	198
Conagra Brands Inc.	4.600%	11/1/25	50	51
Conagra Brands Inc.	7.000%	10/1/28	75	85
Conagra Brands Inc.	4.850%	11/1/28	275	269
Conagra Brands Inc.	8.250%	9/15/30	50	64
Conagra Brands Inc.	5.300%	11/1/38	200	189
Conagra Brands Inc.	5.400%	11/1/48	200	183
Constellation Brands Inc.	2.250%	11/6/20	100	98
Constellation Brands Inc.	3.750%	5/1/21	100	101
Constellation Brands Inc.	2.700%	5/9/22	50	48
Constellation Brands Inc.	2.650%	11/7/22	250	238
Constellation Brands Inc.	3.200%	2/15/23	250	242
Constellation Brands Inc.	4.250%	5/1/23	200	202
Constellation Brands Inc.	4.750%	11/15/24	175	180
Constellation Brands Inc.	4.400%	11/15/25	100	101
Constellation Brands Inc.	3.700%	12/6/26	100	94
Constellation Brands Inc.	3.500%	5/9/27	150	141
Constellation Brands Inc.	3.600%	2/15/28	175	161
Constellation Brands Inc.	4.650%	11/15/28	100	100
Constellation Brands Inc.	4.500%	5/9/47	75	69
Constellation Brands Inc.	4.100%	2/15/48	150	126
Constellation Brands Inc.	5.250%	11/15/48	100	101
Covidien International Finance SA	4.200%	6/15/20	100	102
Covidien International Finance SA	3.200%	6/15/22	200	200
CVS Health Corp.	3.125%	3/9/20	375	374
CVS Health Corp.	2.800%	7/20/20	475	471
CVS Health Corp.	3.350%	3/9/21	575	572
CVS Health Corp.	2.125%	6/1/21	250	241
CVS Health Corp.	3.500%	7/20/22	350	347
CVS Health Corp.	2.750%	12/1/22	150	143
CVS Health Corp.	4.750%	12/1/22	150	154
CVS Health Corp.	3.700%	3/9/23	630	623
CVS Health Corp.	4.000%	12/5/23	195	195
CVS Health Corp.	3.375%	8/12/24	475	453
CVS Health Corp.	4.100%	3/25/25	905	897
CVS Health Corp.	3.875%	7/20/25	765	743
CVS Health Corp.	2.875%	6/1/26	425	386
CVS Health Corp.	4.300%	3/25/28	1,685	1,649
CVS Health Corp.	4.875%	7/20/35	125	120
CVS Health Corp.	4.780%	3/25/38	625	597
CVS Health Corp.	6.125%	9/15/39	75	80
CVS Health Corp.	5.300%	12/5/43	150	152
CVS Health Corp.	5.125%	7/20/45	775	760
CVS Health Corp.	5.050%	3/25/48	1,700	1,657
Danaher Corp.	2.400%	9/15/20	100	99
Danaher Corp.	3.350%	9/15/25	100	98
Danaher Corp.	4.375%	9/15/45	100	104
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	97
Delhaize America LLC	9.000%	4/15/31	100	136
Diageo Capital plc	4.828%	7/15/20	125	128
Diageo Capital plc	2.625%	4/29/23	500	485
Diageo Capital plc	5.875%	9/30/36	50	60
Diageo Investment Corp.	2.875%	5/11/22	200	198
Diageo Investment Corp.	4.250%	5/11/42	150	152
Dignity Health California GO	3.125%	11/1/22	50	50
Dignity Health California GO	3.812%	11/1/24	100	100
Dignity Health California GO	4.500%	11/1/42	100	96
Duke University Health System Inc.	3.920%	6/1/47	100	98
Edwards Lifesciences Corp.	4.300%	6/15/28	75	75
Eli Lilly & Co.	2.350%	5/15/22	50	49
Eli Lilly & Co.	2.750%	6/1/25	150	144
Eli Lilly & Co.	3.100%	5/15/27	125	121
Eli Lilly & Co.	5.550%	3/15/37	100	116
Eli Lilly & Co.	3.700%	3/1/45	160	148
Estee Lauder Cos. Inc.	1.800%	2/7/20	100	99
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	218
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	144
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	93
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	104
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	99
Express Scripts Holding Co.	2.600%	11/30/20	100	98
Express Scripts Holding Co.	3.300%	2/25/21	150	149
Express Scripts Holding Co.	4.750%	11/15/21	425	437
Express Scripts Holding Co.	3.900%	2/15/22	200	200
Express Scripts Holding Co.	3.050%	11/30/22	100	97
Express Scripts Holding Co.	3.000%	7/15/23	700	672
Express Scripts Holding Co.	4.500%	2/25/26	265	267
Express Scripts Holding Co.	3.400%	3/1/27	275	254
Express Scripts Holding Co.	6.125%	11/15/41	92	104
Express Scripts Holding Co.	4.800%	7/15/46	350	337
Flowers Foods Inc.	4.375%	4/1/22	100	101
Flowers Foods Inc.	3.500%	10/1/26	75	71
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	95
Genentech Inc.	5.250%	7/15/35	100	114
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	2.600%	10/12/22	250	240
General Mills Inc.	3.700%	10/17/23	575	572
General Mills Inc.	3.200%	2/10/27	150	136
General Mills Inc.	4.200%	4/17/28	225	221
General Mills Inc.	4.550%	4/17/38	75	68
General Mills Inc.	5.400%	6/15/40	100	100
General Mills Inc.	4.700%	4/17/48	175	158
Gilead Sciences Inc.	2.350%	2/1/20	105	104
Gilead Sciences Inc.	2.550%	9/1/20	325	322
Gilead Sciences Inc.	4.500%	4/1/21	150	154
Gilead Sciences Inc.	4.400%	12/1/21	725	748
Gilead Sciences Inc.	3.250%	9/1/22	375	373
Gilead Sciences Inc.	2.500%	9/1/23	300	288
Gilead Sciences Inc.	3.700%	4/1/24	350	348
Gilead Sciences Inc.	3.500%	2/1/25	310	302
Gilead Sciences Inc.	3.650%	3/1/26	575	564
Gilead Sciences Inc.	2.950%	3/1/27	225	210
Gilead Sciences Inc.	4.600%	9/1/35	150	151
Gilead Sciences Inc.	5.650%	12/1/41	175	193
Gilead Sciences Inc.	4.800%	4/1/44	300	302
Gilead Sciences Inc.	4.500%	2/1/45	275	263
Gilead Sciences Inc.	4.750%	3/1/46	405	404
Gilead Sciences Inc.	4.150%	3/1/47	575	530
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	49
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	226
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	325	327
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	381
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	500	634
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	100
GlaxoSmithKline Capital plc	3.125%	5/14/21	375	375
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	99
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	53
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	125
Hasbro Inc.	6.350%	3/15/40	125	132
Hasbro Inc.	5.100%	5/15/44	50	45
Hershey Co.	2.900%	5/15/20	75	75
Hershey Co.	4.125%	12/1/20	75	77
Hershey Co.	3.100%	5/15/21	75	75
Hershey Co.	2.625%	5/1/23	100	97
Hershey Co.	3.375%	5/15/23	150	151
Hershey Co.	3.200%	8/21/25	65	64
Hershey Co.	2.300%	8/15/26	100	91
Hillshire Brands Co.	4.100%	9/15/20	50	50
Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	125
Ingredion Inc.	4.625%	11/1/20	25	26
Ingredion Inc.	3.200%	10/1/26	100	93
JM Smucker Co.	2.500%	3/15/20	75	74
JM Smucker Co.	3.500%	10/15/21	175	176
JM Smucker Co.	3.000%	3/15/22	100	98
JM Smucker Co.	3.500%	3/15/25	175	168
JM Smucker Co.	3.375%	12/15/27	150	139
JM Smucker Co.	4.250%	3/15/35	100	92
JM Smucker Co.	4.375%	3/15/45	100	89
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	98

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Johnson & Johnson	2.950%	9/1/20	100	100
	Johnson & Johnson	1.950%	11/10/20	200	197
	Johnson & Johnson	1.650%	3/1/21	275	268
	Johnson & Johnson	2.250%	3/3/22	425	416
	Johnson & Johnson	2.050%	3/1/23	125	121
	Johnson & Johnson	3.375%	12/5/23	200	203
	Johnson & Johnson	2.625%	1/15/25	250	240
	Johnson & Johnson	2.450%	3/1/26	350	329
	Johnson & Johnson	2.950%	3/3/27	200	192
	Johnson & Johnson	2.900%	1/15/28	100	95
	Johnson & Johnson	6.950%	9/1/29	25	33
	Johnson & Johnson	4.950%	5/15/33	150	169
	Johnson & Johnson	4.375%	12/5/33	100	107
	Johnson & Johnson	3.550%	3/1/36	175	166
	Johnson & Johnson	3.625%	3/3/37	150	144
	Johnson & Johnson	5.950%	8/15/37	300	374
	Johnson & Johnson	3.400%	1/15/38	200	186
	Johnson & Johnson	4.500%	9/1/40	150	160
	Johnson & Johnson	4.500%	12/5/43	200	215
	Johnson & Johnson	3.700%	3/1/46	350	332
	Johnson & Johnson	3.750%	3/3/47	175	168
	Johnson & Johnson	3.500%	1/15/48	200	184
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	50
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	96
	Kaiser Foundation Hospitals	4.875%	4/1/42	250	280
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	148
	Kellogg Co.	4.000%	12/15/20	172	174
	Kellogg Co.	3.250%	5/14/21	75	74
	Kellogg Co.	2.650%	12/1/23	150	141
	Kellogg Co.	3.250%	4/1/26	125	117
	Kellogg Co.	3.400%	11/15/27	125	116
	Kellogg Co.	7.450%	4/1/31	25	31
	Kellogg Co.	4.500%	4/1/46	250	227
	Keurig Dr Pepper Inc.	2.000%	1/15/20	75	74
10	Keurig Dr Pepper Inc.	3.551%	5/25/21	300	299
	Keurig Dr Pepper Inc.	2.700%	11/15/22	50	47
10	Keurig Dr Pepper Inc.	4.057%	5/25/23	375	373
	Keurig Dr Pepper Inc.	3.130%	12/15/23	350	331
10	Keurig Dr Pepper Inc.	4.417%	5/25/25	200	199
	Keurig Dr Pepper Inc.	3.400%	11/15/25	100	93
	Keurig Dr Pepper Inc.	2.550%	9/15/26	75	65
	Keurig Dr Pepper Inc.	3.430%	6/15/27	100	91
10	Keurig Dr Pepper Inc.	4.597%	5/25/28	375	371
	Keurig Dr Pepper Inc.	7.450%	5/1/38	16	20
10	Keurig Dr Pepper Inc.	4.985%	5/25/38	100	97
	Keurig Dr Pepper Inc.	4.500%	11/15/45	50	44
	Keurig Dr Pepper Inc.	4.420%	12/15/46	125	108
10	Keurig Dr Pepper Inc.	5.085%	5/25/48	150	143
	Kimberly-Clark Corp.	3.625%	8/1/20	140	141
	Kimberly-Clark Corp.	3.050%	8/15/25	50	49
	Kimberly-Clark Corp.	2.750%	2/15/26	100	95
	Kimberly-Clark Corp.	3.950%	11/1/28	125	130
	Kimberly-Clark Corp.	6.625%	8/1/37	250	326
	Kimberly-Clark Corp.	5.300%	3/1/41	25	29
	Kimberly-Clark Corp.	3.200%	7/30/46	100	87
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	40
	Koninklijke Philips NV	6.875%	3/11/38	100	126
	Koninklijke Philips NV	5.000%	3/15/42	100	108
	Kraft Foods Group Inc.	5.375%	2/10/20	138	141
	Kraft Foods Group Inc.	6.875%	1/26/39	275	315
	Kraft Foods Group Inc.	6.500%	2/9/40	50	53
	Kraft Foods Group Inc.	5.000%	6/4/42	385	350
	Kraft Heinz Foods Co.	2.800%	7/2/20	280	278
	Kraft Heinz Foods Co.	3.500%	7/15/22	320	316
	Kraft Heinz Foods Co.	4.000%	6/15/23	200	199
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	348
	Kraft Heinz Foods Co.	3.000%	6/1/26	375	334
	Kraft Heinz Foods Co.	4.625%	1/30/29	200	198
	Kraft Heinz Foods Co.	5.000%	7/15/35	195	183
	Kraft Heinz Foods Co.	5.200%	7/15/45	370	334
	Kraft Heinz Foods Co.	4.375%	6/1/46	550	457
	Kroger Co.	6.150%	1/15/20	125	129
	Kroger Co.	3.300%	1/15/21	250	249
	Kroger Co.	2.600%	2/1/21	50	49
	Kroger Co.	2.950%	11/1/21	150	148
	Kroger Co.	3.400%	4/15/22	75	74
	Kroger Co.	2.800%	8/1/22	100	97
	Kroger Co.	4.000%	2/1/24	100	100
	Kroger Co.	3.500%	2/1/26	160	152
	Kroger Co.	2.650%	10/15/26	100	89
	Kroger Co.	3.700%	8/1/27	100	94
	Kroger Co.	7.700%	6/1/29	50	61
	Kroger Co.	8.000%	9/15/29	125	154
	Kroger Co.	7.500%	4/1/31	100	123
	Kroger Co.	5.400%	7/15/40	50	50
	Kroger Co.	5.150%	8/1/43	100	96
	Kroger Co.	3.875%	10/15/46	50	40
	Kroger Co.	4.450%	2/1/47	225	198
	Kroger Co.	4.650%	1/15/48	100	91
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	99
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	25
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	142
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	167
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	96
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	135
	Life Technologies Corp.	6.000%	3/1/20	125	128
	Life Technologies Corp.	5.000%	1/15/21	100	103
5	Mayo Clinic	3.774%	11/15/43	75	73
5	Mayo Clinic	4.128%	11/15/52	50	51
	McCormick & Co. Inc.	3.900%	7/15/21	50	50
	McCormick & Co. Inc.	3.150%	8/15/24	150	144
	McCormick & Co. Inc.	3.400%	8/15/27	150	142
	McKesson Corp.	3.650%	11/30/20	125	126
	McKesson Corp.	3.796%	3/15/24	200	197
	McKesson Corp.	3.950%	2/16/28	200	192
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	149
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	128
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	119
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	77
	Medtronic Global Holdings SCA	3.350%	4/1/27	115	112
	Medtronic Inc.	2.500%	3/15/20	650	647
	Medtronic Inc.	3.125%	3/15/22	460	455
	Medtronic Inc.	3.150%	3/15/22	650	646
	Medtronic Inc.	3.625%	3/15/24	50	50
	Medtronic Inc.	3.500%	3/15/25	890	886
	Medtronic Inc.	4.375%	3/15/35	518	531
	Medtronic Inc.	6.500%	3/15/39	25	32
	Medtronic Inc.	5.550%	3/15/40	150	177
	Medtronic Inc.	4.500%	3/15/42	171	174
	Medtronic Inc.	4.625%	3/15/45	950	995
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	150	151
	Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	25	26
	Merck & Co. Inc.	1.850%	2/10/20	300	297
	Merck & Co. Inc.	3.875%	1/15/21	250	255
	Merck & Co. Inc.	2.350%	2/10/22	225	220
	Merck & Co. Inc.	2.400%	9/15/22	250	244
	Merck & Co. Inc.	2.800%	5/18/23	325	320
	Merck & Co. Inc.	2.750%	2/10/25	550	532
	Merck & Co. Inc.	6.500%	12/1/33	125	163
	Merck & Co. Inc.	3.600%	9/15/42	100	94
	Merck & Co. Inc.	4.150%	5/18/43	200	202
	Merck & Co. Inc.	3.700%	2/10/45	550	527
	Mercy Health	4.302%	7/1/28	25	26
	Molson Coors Brewing Co.	2.250%	3/15/20	100	99
	Molson Coors Brewing Co.	2.100%	7/15/21	100	96
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	3.000%	7/15/26	375	332
	Molson Coors Brewing Co.	5.000%	5/1/42	100	94
	Molson Coors Brewing Co.	4.200%	7/15/46	475	395

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Montefiore Obligated Group	5.246%	11/1/48	175	170
5	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	47
	Mylan Inc.	4.200%	11/29/23	100	98
10	Mylan Inc.	4.550%	4/15/28	150	140
	Mylan Inc.	5.400%	11/29/43	75	65
10	Mylan Inc.	5.200%	4/15/48	150	127
	Mylan NV	3.150%	6/15/21	400	393
	Mylan NV	3.950%	6/15/26	350	317
	Mylan NV	5.250%	6/15/46	175	144
	New York & Presbyterian Hospital	4.024%	8/1/45	130	128
	New York & Presbyterian Hospital	4.063%	8/1/56	75	74
	Newell Brands Inc.	3.850%	4/1/23	635	618
	Newell Brands Inc.	4.000%	12/1/24	100	99
	Newell Brands Inc.	4.200%	4/1/26	325	319
	Newell Brands Inc.	5.375%	4/1/36	154	148
	Newell Brands Inc.	5.500%	4/1/46	105	99
	Northwell Healthcare Inc.	3.979%	11/1/46	100	91
	Northwell Healthcare Inc.	4.260%	11/1/47	200	190
	Novartis Capital Corp.	1.800%	2/14/20	250	247
	Novartis Capital Corp.	4.400%	4/24/20	150	153
	Novartis Capital Corp.	2.400%	5/17/22	400	390
	Novartis Capital Corp.	2.400%	9/21/22	175	170
	Novartis Capital Corp.	3.400%	5/6/24	400	401
	Novartis Capital Corp.	3.000%	11/20/25	300	290
	Novartis Capital Corp.	3.100%	5/17/27	175	170
	Novartis Capital Corp.	3.700%	9/21/42	100	96
	Novartis Capital Corp.	4.400%	5/6/44	375	399
	Novartis Capital Corp.	4.000%	11/20/45	225	227
	NYU Hospitals Center	4.784%	7/1/44	100	105
5	NYU Hospitals Center	4.368%	7/1/47	110	111
	Orlando Health Obligated Group	4.089%	10/1/48	50	48
	Partners Healthcare System Inc.	4.117%	7/1/55	50	48
	PeaceHealth Obligated Group	4.787%	11/15/48	75	79
	PepsiCo Inc.	4.500%	1/15/20	25	25
	PepsiCo Inc.	1.850%	4/30/20	400	394
	PepsiCo Inc.	2.150%	10/14/20	200	197
	PepsiCo Inc.	2.000%	4/15/21	300	294
	PepsiCo Inc.	3.000%	8/25/21	150	150
	PepsiCo Inc.	1.700%	10/6/21	175	169
	PepsiCo Inc.	2.750%	3/5/22	375	372
	PepsiCo Inc.	2.250%	5/2/22	150	146
	PepsiCo Inc.	2.750%	4/30/25	200	191
	PepsiCo Inc.	3.500%	7/17/25	125	125
	PepsiCo Inc.	2.375%	10/6/26	225	206
	PepsiCo Inc.	3.000%	10/15/27	325	311
	PepsiCo Inc.	4.000%	3/5/42	175	172
	PepsiCo Inc.	3.600%	8/13/42	100	92
	PepsiCo Inc.	4.250%	10/22/44	225	228
	PepsiCo Inc.	4.600%	7/17/45	75	81
	PepsiCo Inc.	4.450%	4/14/46	125	131
	PepsiCo Inc.	3.450%	10/6/46	225	203
	PepsiCo Inc.	4.000%	5/2/47	175	171
	PerkinElmer Inc.	5.000%	11/15/21	150	155
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	187
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	205
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	200	174
	Pfizer Inc.	5.200%	8/12/20	25	26
	Pfizer Inc.	1.950%	6/3/21	225	220
	Pfizer Inc.	3.000%	9/15/21	125	126
	Pfizer Inc.	2.200%	12/15/21	100	98
	Pfizer Inc.	3.200%	9/15/23	125	125
	Pfizer Inc.	3.400%	5/15/24	100	101
	Pfizer Inc.	2.750%	6/3/26	290	275
	Pfizer Inc.	3.000%	12/15/26	300	289
	Pfizer Inc.	3.600%	9/15/28	200	200
	Pfizer Inc.	4.000%	12/15/36	200	198
	Pfizer Inc.	4.100%	9/15/38	150	151
	Pfizer Inc.	7.200%	3/15/39	425	593
	Pfizer Inc.	4.300%	6/15/43	125	128
	Pfizer Inc.	4.400%	5/15/44	200	209
	Pfizer Inc.	4.125%	12/15/46	250	252
	Pfizer Inc.	4.200%	9/15/48	450	456
	Pharmacia LLC	6.600%	12/1/28	75	92
	Philip Morris International Inc.	2.000%	2/21/20	175	173
	Philip Morris International Inc.	1.875%	2/25/21	125	121
	Philip Morris International Inc.	2.375%	8/17/22	150	144
	Philip Morris International Inc.	2.500%	11/2/22	300	288
	Philip Morris International Inc.	2.625%	3/6/23	100	96
	Philip Morris International Inc.	2.125%	5/10/23	95	89
	Philip Morris International Inc.	3.600%	11/15/23	500	497
	Philip Morris International Inc.	3.250%	11/10/24	250	242
	Philip Morris International Inc.	3.375%	8/11/25	150	146
	Philip Morris International Inc.	2.750%	2/25/26	200	185
	Philip Morris International Inc.	3.125%	3/2/28	100	94
	Philip Morris International Inc.	6.375%	5/16/38	200	231
	Philip Morris International Inc.	4.375%	11/15/41	350	321
	Philip Morris International Inc.	4.500%	3/20/42	125	117
	Philip Morris International Inc.	3.875%	8/21/42	25	21
	Philip Morris International Inc.	4.125%	3/4/43	175	157
	Philip Morris International Inc.	4.875%	11/15/43	155	153
	Philip Morris International Inc.	4.250%	11/10/44	200	183
5	Procter & Gamble - Esop	9.360%	1/1/21	132	143
	Procter & Gamble Co.	1.900%	10/23/20	100	98
	Procter & Gamble Co.	1.850%	2/2/21	100	98
	Procter & Gamble Co.	1.700%	11/3/21	125	121
	Procter & Gamble Co.	2.300%	2/6/22	425	416
	Procter & Gamble Co.	3.100%	8/15/23	150	151
	Procter & Gamble Co.	2.700%	2/2/26	100	96
	Procter & Gamble Co.	2.450%	11/3/26	100	93
	Procter & Gamble Co.	3.500%	10/25/47	250	236
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	47
5	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	70
5	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	71
	Quest Diagnostics Inc.	2.500%	3/30/20	70	69
	Quest Diagnostics Inc.	4.250%	4/1/24	100	103
	Quest Diagnostics Inc.	3.500%	3/30/25	100	97
	Quest Diagnostics Inc.	3.450%	6/1/26	125	120
	Quest Diagnostics Inc.	5.750%	1/30/40	13	14
	Quest Diagnostics Inc.	4.700%	3/30/45	25	24
	Reynolds American Inc.	3.250%	6/12/20	370	368
	Reynolds American Inc.	4.000%	6/12/22	175	173
	Reynolds American Inc.	4.850%	9/15/23	125	127
	Reynolds American Inc.	4.450%	6/12/25	475	453
	Reynolds American Inc.	5.700%	8/15/35	175	175
	Reynolds American Inc.	7.250%	6/15/37	125	135
	Reynolds American Inc.	5.850%	8/15/45	375	350
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	93
	Sanofi	4.000%	3/29/21	350	357
	Sanofi	3.375%	6/19/23	225	226
	Sanofi	3.625%	6/19/28	225	226
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	700	678
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	700	664
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	522
	SSM Health Care Corp.	3.688%	6/1/23	150	150
	SSM Health Care Corp.	3.823%	6/1/27	100	99
	Stanford Health Care	3.795%	11/15/48	125	120
	Stryker Corp.	4.375%	1/15/20	50	51
	Stryker Corp.	2.625%	3/15/21	150	148
	Stryker Corp.	3.375%	5/15/24	200	196
	Stryker Corp.	3.375%	11/1/25	140	135
	Stryker Corp.	3.500%	3/15/26	183	175
	Stryker Corp.	3.650%	3/7/28	50	48
	Stryker Corp.	4.375%	5/15/44	50	48
	Stryker Corp.	4.625%	3/15/46	250	248

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sutter Health	3.695%	8/15/28	75	75
	Sutter Health	4.091%	8/15/48	75	72
	Sysco Corp.	2.600%	10/1/20	50	49
	Sysco Corp.	2.500%	7/15/21	75	73
	Sysco Corp.	2.600%	6/12/22	125	120
	Sysco Corp.	3.750%	10/1/25	75	73
	Sysco Corp.	3.300%	7/15/26	250	236
	Sysco Corp.	3.250%	7/15/27	175	162
	Sysco Corp.	4.850%	10/1/45	50	50
	Sysco Corp.	4.500%	4/1/46	100	95
	Sysco Corp.	4.450%	3/15/48	100	95
10	Takeda Pharmaceutical Co. Ltd.	3.800%	11/26/20	200	201
10	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	200	202
10	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	202
5	Texas Health Resources	4.330%	11/15/55	25	26
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	200	203
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	200
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	198
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	98
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	121
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	393
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	185
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	46
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	204
	Toledo Hospital	5.325%	11/15/28	50	51
	Trinity Health Corp.	4.125%	12/1/45	85	81
	Tupperware Brands Corp.	4.750%	6/1/21	100	102
	Tyson Foods Inc.	2.250%	8/23/21	50	48
	Tyson Foods Inc.	4.500%	6/15/22	275	281
	Tyson Foods Inc.	3.900%	9/28/23	100	100
	Tyson Foods Inc.	3.950%	8/15/24	100	99
	Tyson Foods Inc.	3.550%	6/2/27	275	256
	Tyson Foods Inc.	4.875%	8/15/34	175	167
	Tyson Foods Inc.	5.150%	8/15/44	100	96
	Tyson Foods Inc.	4.550%	6/2/47	150	132
	Tyson Foods Inc.	5.100%	9/28/48	100	96
	Unilever Capital Corp.	2.100%	7/30/20	250	246
	Unilever Capital Corp.	4.250%	2/10/21	200	205
	Unilever Capital Corp.	2.750%	3/22/21	100	99
	Unilever Capital Corp.	1.375%	7/28/21	100	96
	Unilever Capital Corp.	3.000%	3/7/22	100	99
	Unilever Capital Corp.	3.250%	3/7/24	250	250
	Unilever Capital Corp.	2.600%	5/5/24	200	192
	Unilever Capital Corp.	3.100%	7/30/25	225	219
	Unilever Capital Corp.	2.000%	7/28/26	125	112
	Unilever Capital Corp.	3.500%	3/22/28	200	197
	Unilever Capital Corp.	5.900%	11/15/32	50	61
	Whirlpool Corp.	4.850%	6/15/21	50	51
	Whirlpool Corp.	4.700%	6/1/22	100	102
	Whirlpool Corp.	4.000%	3/1/24	50	49
	Whirlpool Corp.	3.700%	5/1/25	75	72
	Whirlpool Corp.	4.500%	6/1/46	100	82
	Wyeth LLC	7.250%	3/1/23	250	289
	Wyeth LLC	6.450%	2/1/24	300	341
	Wyeth LLC	6.500%	2/1/34	150	187
	Wyeth LLC	6.000%	2/15/36	85	104
	Wyeth LLC	5.950%	4/1/37	385	462
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	450	444
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	100
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	170
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	49
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	330
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	53
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	75	68
	Zoetis Inc.	3.450%	11/13/20	75	75
	Zoetis Inc.	3.250%	8/20/21	50	50
	Zoetis Inc.	3.250%	2/1/23	350	343
	Zoetis Inc.	4.500%	11/13/25	100	102
	Zoetis Inc.	3.000%	9/12/27	150	138
	Zoetis Inc.	3.900%	8/20/28	50	49
	Zoetis Inc.	4.700%	2/1/43	150	153
	Zoetis Inc.	3.950%	9/12/47	150	138
	Zoetis Inc.	4.450%	8/20/48	75	73

	Energy (2.4%)
	Anadarko Petroleum Corp.	5.550%	3/15/26	200	210
	Anadarko Petroleum Corp.	6.450%	9/15/36	200	214
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	30
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	285
	Anadarko Petroleum Corp.	4.500%	7/15/44	400	345
	Anadarko Petroleum Corp.	6.600%	3/15/46	200	222
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	25	24
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	400	378
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	50	45
	Apache Corp.	3.625%	2/1/21	46	46
	Apache Corp.	3.250%	4/15/22	40	39
	Apache Corp.	4.375%	10/15/28	400	374
	Apache Corp.	6.000%	1/15/37	317	317
	Apache Corp.	5.100%	9/1/40	350	314
	Apache Corp.	4.750%	4/15/43	200	172
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	300	296
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	170
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	225	216
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	184
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	227
	Boardwalk Pipelines LP	3.375%	2/1/23	100	96
	Boardwalk Pipelines LP	4.950%	12/15/24	150	149
	Boardwalk Pipelines LP	5.950%	6/1/26	200	204
	Boardwalk Pipelines LP	4.450%	7/15/27	100	93
	BP Capital Markets America Inc.	4.500%	10/1/20	300	307
	BP Capital Markets America Inc.	4.742%	3/11/21	250	257
	BP Capital Markets America Inc.	3.245%	5/6/22	250	248
	BP Capital Markets America Inc.	2.520%	9/19/22	50	48
	BP Capital Markets America Inc.	2.750%	5/10/23	300	292
	BP Capital Markets America Inc.	3.216%	11/28/23	1,082	1,068
	BP Capital Markets America Inc.	3.796%	9/21/25	125	125
	BP Capital Markets America Inc.	3.119%	5/4/26	550	524
	BP Capital Markets America Inc.	3.017%	1/16/27	400	376
	BP Capital Markets America Inc.	3.937%	9/21/28	175	178
	BP Capital Markets plc	2.521%	1/15/20	300	298
	BP Capital Markets plc	2.315%	2/13/20	500	495
	BP Capital Markets plc	3.062%	3/17/22	25	25
	BP Capital Markets plc	2.500%	11/6/22	450	436
	BP Capital Markets plc	3.994%	9/26/23	200	205
	BP Capital Markets plc	3.814%	2/10/24	400	401
	BP Capital Markets plc	3.535%	11/4/24	68	67
	BP Capital Markets plc	3.506%	3/17/25	200	196
	BP Capital Markets plc	3.279%	9/19/27	150	143
	BP Capital Markets plc	3.723%	11/28/28	100	98
	Buckeye Partners LP	4.150%	7/1/23	75	73
	Buckeye Partners LP	3.950%	12/1/26	100	88
	Buckeye Partners LP	4.125%	12/1/27	50	45
	Buckeye Partners LP	5.850%	11/15/43	75	68
	Buckeye Partners LP	5.600%	10/15/44	50	43
	Burlington Resources Finance Co.	7.400%	12/1/31	175	229
	Canadian Natural Resources Ltd.	3.450%	11/15/21	100	99
	Canadian Natural Resources Ltd.	2.950%	1/15/23	200	191
	Canadian Natural Resources Ltd.	3.850%	6/1/27	700	661
	Canadian Natural Resources Ltd.	7.200%	1/15/32	150	174
	Canadian Natural Resources Ltd.	6.450%	6/30/33	125	140
	Canadian Natural Resources Ltd.	5.850%	2/1/35	100	106
	Canadian Natural Resources Ltd.	6.500%	2/15/37	50	56
	Canadian Natural Resources Ltd.	6.250%	3/15/38	100	110

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Canadian Natural Resources Ltd.	4.950%	6/1/47	140	135
	Cenovus Energy Inc.	5.700%	10/15/19	38	39
	Cenovus Energy Inc.	3.800%	9/15/23	351	337
	Cenovus Energy Inc.	4.250%	4/15/27	225	204
	Cenovus Energy Inc.	5.250%	6/15/37	150	131
	Cenovus Energy Inc.	6.750%	11/15/39	300	296
	Cenovus Energy Inc.	5.200%	9/15/43	100	85
	Cenovus Energy Inc.	5.400%	6/15/47	200	173
	Chevron Corp.	1.961%	3/3/20	275	272
	Chevron Corp.	1.991%	3/3/20	100	99
	Chevron Corp.	2.419%	11/17/20	200	198
	Chevron Corp.	2.100%	5/16/21	300	294
	Chevron Corp.	2.498%	3/3/22	100	98
	Chevron Corp.	2.355%	12/5/22	1,130	1,093
	Chevron Corp.	3.191%	6/24/23	225	225
	Chevron Corp.	2.895%	3/3/24	100	98
	Chevron Corp.	2.954%	5/16/26	400	386
	Cimarex Energy Co.	4.375%	6/1/24	200	199
	Cimarex Energy Co.	3.900%	5/15/27	250	234
	Columbia Pipeline Group Inc.	3.300%	6/1/20	125	125
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	300
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	106
	Concho Resources Inc.	3.750%	10/1/27	25	24
	Concho Resources Inc.	4.300%	8/15/28	325	318
	Concho Resources Inc.	4.875%	10/1/47	150	143
	ConocoPhillips	5.900%	10/15/32	450	528
	ConocoPhillips	5.900%	5/15/38	150	174
	ConocoPhillips	6.500%	2/1/39	200	249
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	235
	ConocoPhillips Co.	4.150%	11/15/34	26	25
	ConocoPhillips Co.	4.300%	11/15/44	125	124
	ConocoPhillips Co.	5.950%	3/15/46	300	366
	ConocoPhillips Holding Co.	6.950%	4/15/29	350	433
	Continental Resources Inc.	4.500%	4/15/23	200	196
	Continental Resources Inc.	4.375%	1/15/28	200	188
	Devon Energy Corp.	4.000%	7/15/21	100	100
	Devon Energy Corp.	3.250%	5/15/22	200	195
	Devon Energy Corp.	7.950%	4/15/32	163	194
	Devon Energy Corp.	5.600%	7/15/41	225	214
	Devon Energy Corp.	4.750%	5/15/42	200	174
	Devon Financing Co. LLC	7.875%	9/30/31	160	193
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	200	197
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	198
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	197
	Enable Midstream Partners LP	4.400%	3/15/27	150	140
	Enable Midstream Partners LP	4.950%	5/15/28	100	94
	Enable Midstream Partners LP	5.000%	5/15/44	100	81
	Enbridge Energy Partners LP	4.375%	10/15/20	100	101
	Enbridge Energy Partners LP	5.875%	10/15/25	150	162
	Enbridge Energy Partners LP	7.500%	4/15/38	150	188
	Enbridge Energy Partners LP	5.500%	9/15/40	75	77
	Enbridge Energy Partners LP	7.375%	10/15/45	125	157
	Enbridge Inc.	2.900%	7/15/22	75	73
	Enbridge Inc.	4.250%	12/1/26	200	197
	Enbridge Inc.	3.700%	7/15/27	150	142
	Enbridge Inc.	4.500%	6/10/44	100	92
	Enbridge Inc.	5.500%	12/1/46	175	188
	Encana Corp.	6.500%	8/15/34	300	323
	Encana Corp.	6.625%	8/15/37	200	214
	Encana Corp.	6.500%	2/1/38	100	108
	Energy Transfer Operating LP	4.150%	10/1/20	75	75
	Energy Transfer Operating LP	4.650%	6/1/21	105	106
	Energy Transfer Operating LP	4.250%	3/15/23	400	383
	Energy Transfer Operating LP	4.200%	9/15/23	80	79
	Energy Transfer Operating LP	4.050%	3/15/25	1,000	939
	Energy Transfer Operating LP	4.750%	1/15/26	100	96
	Energy Transfer Operating LP	4.200%	4/15/27	100	93
	Energy Transfer Operating LP	5.500%	6/1/27	280	273
	Energy Transfer Partners LP	3.600%	2/1/23	450	437
	Energy Transfer Partners LP	4.950%	6/15/28	200	195
	Energy Transfer Partners LP	6.625%	10/15/36	150	154
	Energy Transfer Partners LP	5.800%	6/15/38	150	146
	Energy Transfer Partners LP	6.050%	6/1/41	100	97
	Energy Transfer Partners LP	6.500%	2/1/42	175	176
	Energy Transfer Partners LP	5.150%	3/15/45	200	174
	Energy Transfer Partners LP	6.125%	12/15/45	200	199
	Energy Transfer Partners LP	5.300%	4/15/47	200	177
	Energy Transfer Partners LP	6.000%	6/15/48	100	97
	Enterprise Products Operating LLC	5.200%	9/1/20	300	309
	Enterprise Products Operating LLC	2.800%	2/15/21	125	124
	Enterprise Products Operating LLC	3.500%	2/1/22	100	100
	Enterprise Products Operating LLC	3.350%	3/15/23	225	222
	Enterprise Products Operating LLC	3.900%	2/15/24	375	377
	Enterprise Products Operating LLC	3.750%	2/15/25	150	148
	Enterprise Products Operating LLC	3.700%	2/15/26	200	196
	Enterprise Products Operating LLC	3.950%	2/15/27	100	99
	Enterprise Products Operating LLC	4.150%	10/16/28	300	299
	Enterprise Products Operating LLC	6.875%	3/1/33	175	211
	Enterprise Products Operating LLC	7.550%	4/15/38	150	189
	Enterprise Products Operating LLC	6.125%	10/15/39	150	167
	Enterprise Products Operating LLC	5.950%	2/1/41	175	192
	Enterprise Products Operating LLC	4.450%	2/15/43	300	275
	Enterprise Products Operating LLC	4.850%	3/15/44	370	361
	Enterprise Products Operating LLC	5.100%	2/15/45	33	33
	Enterprise Products Operating LLC	4.900%	5/15/46	200	195
	Enterprise Products Operating LLC	4.250%	2/15/48	300	270
	Enterprise Products Operating LLC	4.800%	2/1/49	120	117
	Enterprise Products Operating LLC	4.950%	10/15/54	100	97
5	Enterprise Products Operating LLC	5.250%	8/16/77	100	84
5	Enterprise Products Operating LLC	5.375%	2/15/78	200	166
	EOG Resources Inc.	4.400%	6/1/20	100	102
	EOG Resources Inc.	4.100%	2/1/21	350	355
	EOG Resources Inc.	2.625%	3/15/23	450	433
	EOG Resources Inc.	3.900%	4/1/35	75	71
	EQM Midstream Partners LP	4.125%	12/1/26	100	90
	EQM Midstream Partners LP	5.500%	7/15/28	150	147
	EQT Corp.	2.500%	10/1/20	50	49
	EQT Corp.	4.875%	11/15/21	125	126
	EQT Corp.	3.000%	10/1/22	100	95
	EQT Corp.	3.900%	10/1/27	200	172
	EQT Midstream Partners LP	4.750%	7/15/23	275	274
	EQT Midstream Partners LP	6.500%	7/15/48	110	109
	Exxon Mobil Corp.	1.912%	3/6/20	265	262
	Exxon Mobil Corp.	2.222%	3/1/21	400	394
	Exxon Mobil Corp.	2.397%	3/6/22	350	343
	Exxon Mobil Corp.	2.726%	3/1/23	350	344
	Exxon Mobil Corp.	2.709%	3/6/25	300	289
	Exxon Mobil Corp.	3.043%	3/1/26	300	293
	Exxon Mobil Corp.	3.567%	3/6/45	175	163
	Exxon Mobil Corp.	4.114%	3/1/46	425	433
	Halliburton Co.	3.500%	8/1/23	225	223
	Halliburton Co.	3.800%	11/15/25	350	339
	Halliburton Co.	4.850%	11/15/35	200	199
	Halliburton Co.	6.700%	9/15/38	125	148
	Halliburton Co.	7.450%	9/15/39	200	250
	Halliburton Co.	4.500%	11/15/41	100	92
	Halliburton Co.	4.750%	8/1/43	150	145
	Halliburton Co.	5.000%	11/15/45	400	397
10	Helmerich & Payne Inc.	4.650%	3/15/25	50	51
	Hess Corp.	3.500%	7/15/24	100	93
	Hess Corp.	4.300%	4/1/27	250	229
	Hess Corp.	7.125%	3/15/33	100	107
	Hess Corp.	6.000%	1/15/40	150	138
	Hess Corp.	5.600%	2/15/41	300	266
	Hess Corp.	5.800%	4/1/47	125	112
	HollyFrontier Corp.	5.875%	4/1/26	200	205
	Husky Energy Inc.	4.000%	4/15/24	150	148
	Husky Energy Inc.	6.800%	9/15/37	50	59
	Kerr-McGee Corp.	6.950%	7/1/24	250	279
	Kerr-McGee Corp.	7.875%	9/15/31	50	60
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	750	776
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	75	75

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	154
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	24
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	244
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	399
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	323
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	271
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	56
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	214
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	269
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	23
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	330
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	68
	Kinder Morgan Inc.	4.300%	6/1/25	300	298
	Kinder Morgan Inc.	4.300%	3/1/28	500	490
	Kinder Morgan Inc.	7.800%	8/1/31	290	349
	Kinder Morgan Inc.	7.750%	1/15/32	265	318
	Kinder Morgan Inc.	5.300%	12/1/34	175	172
	Kinder Morgan Inc.	5.550%	6/1/45	200	198
	Kinder Morgan Inc.	5.050%	2/15/46	350	325
	Magellan Midstream Partners LP	4.250%	2/1/21	100	102
	Magellan Midstream Partners LP	5.150%	10/15/43	125	127
	Magellan Midstream Partners LP	4.250%	9/15/46	200	181
	Magellan Midstream Partners LP	4.200%	10/3/47	100	91
	Marathon Oil Corp.	2.700%	6/1/20	150	148
	Marathon Oil Corp.	2.800%	11/1/22	175	165
	Marathon Oil Corp.	3.850%	6/1/25	200	188
	Marathon Oil Corp.	6.800%	3/15/32	400	439
	Marathon Oil Corp.	5.200%	6/1/45	100	91
	Marathon Petroleum Corp.	5.125%	3/1/21	375	386
[10]	Marathon Petroleum Corp.	5.375%	10/1/22	200	202
[10]	Marathon Petroleum Corp.	4.750%	12/15/23	500	513
[10]	Marathon Petroleum Corp.	5.125%	12/15/26	200	204
[10]	Marathon Petroleum Corp.	3.800%	4/1/28	25	23
	Marathon Petroleum Corp.	4.750%	9/15/44	250	221
	Marathon Petroleum Corp.	5.850%	12/15/45	200	198
[10]	Marathon Petroleum Corp.	4.500%	4/1/48	100	84
	MPLX LP	3.375%	3/15/23	100	97
	MPLX LP	4.500%	7/15/23	200	202
	MPLX LP	4.875%	12/1/24	300	307
	MPLX LP	4.875%	6/1/25	100	101
	MPLX LP	4.125%	3/1/27	300	285
	MPLX LP	4.000%	3/15/28	250	235
	MPLX LP	4.800%	2/15/29	150	149
	MPLX LP	4.500%	4/15/38	300	263
	MPLX LP	5.200%	3/1/47	150	139
	MPLX LP	4.700%	4/15/48	275	239
	MPLX LP	5.500%	2/15/49	150	145
	MPLX LP	4.900%	4/15/58	150	127
	National Fuel Gas Co.	3.750%	3/1/23	275	269
	National Fuel Gas Co.	4.750%	9/1/28	50	49
	National Oilwell Varco Inc.	2.600%	12/1/22	125	118
	National Oilwell Varco Inc.	3.950%	12/1/42	125	99
	Noble Energy Inc.	4.150%	12/15/21	125	126
	Noble Energy Inc.	3.850%	1/15/28	100	90
	Noble Energy Inc.	6.000%	3/1/41	100	98
	Noble Energy Inc.	5.250%	11/15/43	375	335
	Noble Energy Inc.	5.050%	11/15/44	150	132
	Noble Energy Inc.	4.950%	8/15/47	100	88
	Occidental Petroleum Corp.	4.100%	2/1/21	350	356
	Occidental Petroleum Corp.	3.125%	2/15/22	100	100
	Occidental Petroleum Corp.	2.700%	2/15/23	225	218
	Occidental Petroleum Corp.	3.500%	6/15/25	150	149
	Occidental Petroleum Corp.	3.400%	4/15/26	225	221
	Occidental Petroleum Corp.	4.625%	6/15/45	100	100
	Occidental Petroleum Corp.	4.400%	4/15/46	350	341
	Occidental Petroleum Corp.	4.200%	3/15/48	50	48
	ONEOK Inc.	7.500%	9/1/23	100	113
	ONEOK Inc.	4.000%	7/13/27	50	48
	ONEOK Inc.	4.550%	7/15/28	100	99
	ONEOK Inc.	4.950%	7/13/47	200	185
	ONEOK Inc.	5.200%	7/15/48	25	24
	ONEOK Partners LP	3.375%	10/1/22	400	389
	ONEOK Partners LP	6.650%	10/1/36	300	332
	ONEOK Partners LP	6.850%	10/15/37	300	338
	ONEOK Partners LP	6.125%	2/1/41	150	156
	Patterson-UTI Energy Inc.	3.950%	2/1/28	95	86
	Petro-Canada	6.800%	5/15/38	225	263
	Phillips 66	4.300%	4/1/22	275	282
	Phillips 66	3.900%	3/15/28	300	290
	Phillips 66	4.650%	11/15/34	200	195
	Phillips 66	5.875%	5/1/42	175	192
	Phillips 66	4.875%	11/15/44	299	291
	Phillips 66 Partners LP	2.646%	2/15/20	35	35
	Phillips 66 Partners LP	3.605%	2/15/25	125	119
	Phillips 66 Partners LP	3.750%	3/1/28	50	46
	Phillips 66 Partners LP	4.680%	2/15/45	75	68
	Phillips 66 Partners LP	4.900%	10/1/46	165	151
	Pioneer Natural Resources Co.	3.950%	7/15/22	200	200
	Pioneer Natural Resources Co.	4.450%	1/15/26	225	228
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	100	98
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	314	296
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	790	740
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	96
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	225	178
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	167
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	300	312
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	200	204
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	100
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	515
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	342
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	365
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	500	524
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	416
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	528
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	201
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	95
	Schlumberger Investment SA	3.650%	12/1/23	325	327
	Shell International Finance BV	4.375%	3/25/20	325	331
	Shell International Finance BV	2.125%	5/11/20	450	445
	Shell International Finance BV	2.250%	11/10/20	100	99
	Shell International Finance BV	1.875%	5/10/21	200	195
	Shell International Finance BV	1.750%	9/12/21	200	193
	Shell International Finance BV	2.250%	1/6/23	100	96
	Shell International Finance BV	3.400%	8/12/23	75	76
	Shell International Finance BV	3.250%	5/11/25	200	197
	Shell International Finance BV	2.875%	5/10/26	500	479
	Shell International Finance BV	2.500%	9/12/26	900	837
	Shell International Finance BV	4.125%	5/11/35	500	501
	Shell International Finance BV	6.375%	12/15/38	475	603
	Shell International Finance BV	5.500%	3/25/40	125	145
	Shell International Finance BV	4.550%	8/12/43	300	312
	Shell International Finance BV	4.375%	5/11/45	400	412
	Shell International Finance BV	4.000%	5/10/46	700	679
	Shell International Finance BV	3.750%	9/12/46	200	186
	Spectra Energy Partners LP	4.750%	3/15/24	600	615
	Spectra Energy Partners LP	3.500%	3/15/25	50	48
	Spectra Energy Partners LP	4.500%	3/15/45	250	229
	Suncor Energy Inc.	3.600%	12/1/24	100	98
	Suncor Energy Inc.	5.950%	12/1/34	75	83
	Suncor Energy Inc.	6.500%	6/15/38	525	605
	Suncor Energy Inc.	4.000%	11/15/47	150	134

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	425	429
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	50	49
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	100	98
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	150	138
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	175	149
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	325	287
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	50	45
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	275	247
	TC PipeLines LP	3.900%	5/25/27	50	47
	TechnipFMC plc	3.450%	10/1/22	75	73
	Total Capital Canada Ltd.	2.750%	7/15/23	125	122
	Total Capital International SA	2.750%	6/19/21	300	298
	Total Capital International SA	2.875%	2/17/22	300	297
	Total Capital International SA	2.700%	1/25/23	50	49
	Total Capital International SA	3.700%	1/15/24	525	533
	Total Capital SA	4.450%	6/24/20	375	382
	Total Capital SA	4.125%	1/28/21	75	77
	Total Capital SA	3.883%	10/11/28	100	102
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	176
	TransCanada PipeLines Ltd.	2.500%	8/1/22	500	481
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	103
	TransCanada PipeLines Ltd.	4.250%	5/15/28	150	149
	TransCanada PipeLines Ltd.	4.625%	3/1/34	250	240
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	155
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	320
	TransCanada PipeLines Ltd.	6.200%	10/15/37	425	466
	TransCanada PipeLines Ltd.	4.750%	5/15/38	150	146
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	147
	TransCanada PipeLines Ltd.	4.875%	5/15/48	200	196
	TransCanada PipeLines Ltd.	5.100%	3/15/49	150	150
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	98
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	93
	Valero Energy Corp.	6.125%	2/1/20	75	77
	Valero Energy Corp.	4.350%	6/1/28	150	147
	Valero Energy Corp.	7.500%	4/15/32	725	888
	Valero Energy Corp.	4.900%	3/15/45	125	118
	Valero Energy Partners LP	4.375%	12/15/26	100	98
	Valero Energy Partners LP	4.500%	3/15/28	75	74
	Western Gas Partners LP	5.375%	6/1/21	300	307
	Western Gas Partners LP	4.500%	3/1/28	50	47
	Western Gas Partners LP	4.750%	8/15/28	50	47
	Western Gas Partners LP	5.450%	4/1/44	350	305
	Western Gas Partners LP	5.300%	3/1/48	100	86
	Western Gas Partners LP	5.500%	8/15/48	50	44
	Williams Cos. Inc.	5.250%	3/15/20	475	484
	Williams Cos. Inc.	4.125%	11/15/20	275	277
	Williams Cos. Inc.	4.000%	11/15/21	100	100
	Williams Cos. Inc.	3.600%	3/15/22	475	466
	Williams Cos. Inc.	3.350%	8/15/22	125	121
	Williams Cos. Inc.	3.700%	1/15/23	200	195
	Williams Cos. Inc.	4.550%	6/24/24	400	403
	Williams Cos. Inc.	3.900%	1/15/25	325	315
	Williams Cos. Inc.	3.750%	6/15/27	500	470
	Williams Cos. Inc.	6.300%	4/15/40	100	106
	Williams Cos. Inc.	5.400%	3/4/44	400	385
	Williams Cos. Inc.	5.750%	6/24/44	100	100
	Williams Cos. Inc.	5.100%	9/15/45	350	326
	Williams Cos. Inc.	4.850%	3/1/48	150	137

	Other Industrial (0.1%)
5	Boston University	4.061%	10/1/48	50	50
	California Institute of Technology GO	4.321%	8/1/45	70	75
	California Institute of Technology GO	4.700%	11/1/11	50	53
	CBRE Services Inc.	5.250%	3/15/25	100	104
	CBRE Services Inc.	4.875%	3/1/26	125	128
	Cintas Corp. No 2	2.900%	4/1/22	100	98
	Cintas Corp. No 2	3.250%	6/1/22	75	74
	Cintas Corp. No 2	3.700%	4/1/27	175	171
	Fluor Corp.	3.500%	12/15/24	250	241
	Fluor Corp.	4.250%	9/15/28	125	120
5	Johns Hopkins University Maryland GO	4.083%	7/1/53	75	77
5	Massachusetts Institute of Technology GO	3.959%	7/1/38	125	127
	Massachusetts Institute of Technology GO	5.600%	7/1/11	130	168
	Massachusetts Institute of Technology GO	4.678%	7/1/14	175	188
5	Northwestern University Illinois GO	4.643%	12/1/44	75	83
5	Northwestern University Illinois GO	3.662%	12/1/57	75	72
5	Rice University Texas GO	3.574%	5/15/45	150	145
5	University of Chicago	4.003%	10/1/53	100	99
5	University of Notre Dame du Lac	3.438%	2/15/45	100	96
	University of Notre Dame du Lac	3.394%	2/15/48	125	119
	University of Pennsylvania GO	4.674%	9/1/12	50	54
5	University of Southern California GO	3.028%	10/1/39	100	91
5	University of Southern California GO	3.841%	10/1/47	200	198

	Technology (2.1%)
	Adobe Inc.	4.750%	2/1/20	175	178
	Adobe Inc.	3.250%	2/1/25	175	172
	Alphabet Inc.	3.625%	5/19/21	150	153
	Altera Corp.	4.100%	11/15/23	75	78
	Amphenol Corp.	2.200%	4/1/20	50	49
	Amphenol Corp.	3.125%	9/15/21	100	99
	Amphenol Corp.	3.200%	4/1/24	50	48
	Analog Devices Inc.	2.850%	3/12/20	100	99
	Analog Devices Inc.	2.875%	6/1/23	450	436
	Analog Devices Inc.	3.500%	12/5/26	200	190
	Apple Inc.	1.550%	2/7/20	250	247
	Apple Inc.	1.900%	2/7/20	175	173
	Apple Inc.	1.800%	5/11/20	175	173
	Apple Inc.	2.000%	11/13/20	225	222
	Apple Inc.	2.250%	2/23/21	750	742
	Apple Inc.	2.850%	5/6/21	555	555
	Apple Inc.	1.550%	8/4/21	375	362
	Apple Inc.	2.150%	2/9/22	225	219
	Apple Inc.	2.500%	2/9/22	300	295
	Apple Inc.	2.300%	5/11/22	200	195
	Apple Inc.	2.700%	5/13/22	250	247
	Apple Inc.	2.400%	1/13/23	282	274
	Apple Inc.	2.850%	2/23/23	342	337
	Apple Inc.	2.400%	5/3/23	865	838
	Apple Inc.	3.000%	2/9/24	1,225	1,206
	Apple Inc.	3.450%	5/6/24	75	75
	Apple Inc.	2.850%	5/11/24	343	334
	Apple Inc.	2.750%	1/13/25	575	552
	Apple Inc.	3.250%	2/23/26	705	689
	Apple Inc.	2.450%	8/4/26	450	416
	Apple Inc.	3.200%	5/11/27	775	748
	Apple Inc.	2.900%	9/12/27	655	615
	Apple Inc.	4.500%	2/23/36	225	237
	Apple Inc.	3.850%	5/4/43	450	427
	Apple Inc.	4.450%	5/6/44	200	206
	Apple Inc.	3.450%	2/9/45	225	199
	Apple Inc.	4.375%	5/13/45	225	228
	Apple Inc.	4.650%	2/23/46	1,050	1,117
	Apple Inc.	3.850%	8/4/46	375	354
	Apple Inc.	4.250%	2/9/47	200	200
	Apple Inc.	3.750%	9/12/47	525	483
	Applied Materials Inc.	2.625%	10/1/20	125	124
	Applied Materials Inc.	4.300%	6/15/21	125	128
	Applied Materials Inc.	3.900%	10/1/25	145	144
	Applied Materials Inc.	3.300%	4/1/27	225	215
	Applied Materials Inc.	5.100%	10/1/35	100	107

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Applied Materials Inc.	5.850%	6/15/41	125	147
	Applied Materials Inc.	4.350%	4/1/47	175	172
	Arrow Electronics Inc.	3.500%	4/1/22	75	74
	Arrow Electronics Inc.	4.500%	3/1/23	50	50
	Arrow Electronics Inc.	3.250%	9/8/24	100	93
	Arrow Electronics Inc.	4.000%	4/1/25	50	48
	Arrow Electronics Inc.	3.875%	1/12/28	100	91
	Autodesk Inc.	3.125%	6/15/20	100	99
	Autodesk Inc.	3.600%	12/15/22	25	25
	Autodesk Inc.	4.375%	6/15/25	100	100
	Autodesk Inc.	3.500%	6/15/27	75	70
	Avnet Inc.	4.875%	12/1/22	170	173
	Avnet Inc.	4.625%	4/15/26	100	97
	Baidu Inc.	3.500%	11/28/22	275	273
	Baidu Inc.	3.875%	9/29/23	200	199
	Baidu Inc.	3.625%	7/6/27	200	187
	Baidu Inc.	4.375%	3/29/28	100	98
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	285	281
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	150	146
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	842	809
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	250	231
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	450	424
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	380	340
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	925	828
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	75
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	94
	CA Inc.	3.600%	8/1/20	100	100
	Cadence Design Systems Inc.	4.375%	10/15/24	100	101
	Cisco Systems Inc.	4.450%	1/15/20	825	837
	Cisco Systems Inc.	2.200%	2/28/21	600	591
	Cisco Systems Inc.	2.900%	3/4/21	75	75
	Cisco Systems Inc.	3.000%	6/15/22	125	125
	Cisco Systems Inc.	2.200%	9/20/23	150	144
	Cisco Systems Inc.	3.625%	3/4/24	125	128
	Cisco Systems Inc.	2.950%	2/28/26	100	96
	Cisco Systems Inc.	2.500%	9/20/26	225	208
	Cisco Systems Inc.	5.900%	2/15/39	425	522
	Cisco Systems Inc.	5.500%	1/15/40	375	444
	Citrix Systems Inc.	4.500%	12/1/27	150	142
	Corning Inc.	2.900%	5/15/22	175	172
	Corning Inc.	4.700%	3/15/37	50	48
	Corning Inc.	5.750%	8/15/40	75	82
	Corning Inc.	5.350%	11/15/48	125	129
	Corning Inc.	4.375%	11/15/57	150	126
10	Dell International LLC / EMC Corp.	4.420%	6/15/21	850	848
10	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	713
10	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,050	1,055
10	Dell International LLC / EMC Corp.	8.100%	7/15/36	310	333
10	Dell International LLC / EMC Corp.	8.350%	7/15/46	400	434
	DXC Technology Co.	2.875%	3/27/20	125	125
	DXC Technology Co.	4.250%	4/15/24	100	100
	DXC Technology Co.	4.750%	4/15/27	100	100
	Equifax Inc.	2.300%	6/1/21	200	192
	Equifax Inc.	3.600%	8/15/21	25	25
	Equifax Inc.	3.950%	6/15/23	50	49
	Fidelity National Information Services Inc.	3.625%	10/15/20	237	238
	Fidelity National Information Services Inc.	2.250%	8/15/21	250	240
	Fidelity National Information Services Inc.	3.500%	4/15/23	143	141
	Fidelity National Information Services Inc.	5.000%	10/15/25	174	180
	Fidelity National Information Services Inc.	3.000%	8/15/26	250	229
	Fidelity National Information Services Inc.	4.500%	8/15/46	100	91
	Fiserv Inc.	2.700%	6/1/20	175	174
	Fiserv Inc.	3.500%	10/1/22	150	149
	Fiserv Inc.	3.800%	10/1/23	200	200
	Fiserv Inc.	3.850%	6/1/25	200	198
	Fiserv Inc.	4.200%	10/1/28	150	150
	Flex Ltd.	4.625%	2/15/20	185	186
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	577
	Hewlett Packard Enterprise Co.	3.500%	10/5/21	100	100
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	357
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	504
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	147
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	348
	HP Inc.	3.750%	12/1/20	53	53
	HP Inc.	4.050%	9/15/22	100	101
	HP Inc.	6.000%	9/15/41	100	99
	IBM Credit LLC	3.450%	11/30/20	100	101
	IBM Credit LLC	2.650%	2/5/21	150	148
	IBM Credit LLC	3.600%	11/30/21	100	100
	IBM Credit LLC	2.200%	9/8/22	100	95
	IBM Credit LLC	3.000%	2/6/23	150	147
	Intel Corp.	1.850%	5/11/20	175	173
	Intel Corp.	2.450%	7/29/20	300	298
	Intel Corp.	1.700%	5/19/21	100	97
	Intel Corp.	3.300%	10/1/21	100	101
	Intel Corp.	3.100%	7/29/22	175	175
	Intel Corp.	2.700%	12/15/22	404	397
	Intel Corp.	2.875%	5/11/24	500	485
	Intel Corp.	3.700%	7/29/25	200	202
	Intel Corp.	2.600%	5/19/26	230	215
	Intel Corp.	4.000%	12/15/32	150	154
	Intel Corp.	4.800%	10/1/41	162	175
	Intel Corp.	4.100%	5/19/46	250	245
	Intel Corp.	3.734%	12/8/47	874	813
	International Business Machines Corp.	1.900%	1/27/20	1,000	988
	International Business Machines Corp.	1.625%	5/15/20	225	220
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	1.875%	8/1/22	675	637
	International Business Machines Corp.	2.875%	11/9/22	240	233
	International Business Machines Corp.	3.625%	2/12/24	450	448
	International Business Machines Corp.	7.000%	10/30/25	300	354
	International Business Machines Corp.	3.450%	2/19/26	485	472
	International Business Machines Corp.	6.220%	8/1/27	75	86
	International Business Machines Corp.	6.500%	1/15/28	75	87
	International Business Machines Corp.	5.600%	11/30/39	148	163
	International Business Machines Corp.	4.000%	6/20/42	358	324
	Jabil Inc.	5.625%	12/15/20	100	103
	Jabil Inc.	3.950%	1/12/28	100	90
	Juniper Networks Inc.	3.300%	6/15/20	200	199
	Juniper Networks Inc.	4.600%	3/15/21	50	51
	Juniper Networks Inc.	4.350%	6/15/25	50	49
	Juniper Networks Inc.	5.950%	3/15/41	25	25
	Keysight Technologies Inc.	4.550%	10/30/24	125	128
	Keysight Technologies Inc.	4.600%	4/6/27	125	124
	KLA-Tencor Corp.	4.125%	11/1/21	100	101
	KLA-Tencor Corp.	4.650%	11/1/24	250	255
	Lam Research Corp.	2.750%	3/15/20	100	99
	Lam Research Corp.	2.800%	6/15/21	125	123
	Lam Research Corp.	3.800%	3/15/25	100	99
	Marvell Technology Group Ltd.	4.200%	6/22/23	100	100
	Marvell Technology Group Ltd.	4.875%	6/22/28	125	122
	Maxim Integrated Products Inc.	3.375%	3/15/23	75	73
	Maxim Integrated Products Inc.	3.450%	6/15/27	150	139
	Microsoft Corp.	3.000%	10/1/20	225	226
	Microsoft Corp.	2.000%	11/3/20	1,200	1,187
	Microsoft Corp.	2.400%	2/6/22	325	321
	Microsoft Corp.	2.375%	2/12/22	450	444

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Microsoft Corp.	2.650%	11/3/22	495	491
	Microsoft Corp.	2.375%	5/1/23	75	73
	Microsoft Corp.	2.000%	8/8/23	300	288
	Microsoft Corp.	2.875%	2/6/24	885	875
	Microsoft Corp.	3.125%	11/3/25	1,075	1,063
	Microsoft Corp.	2.400%	8/8/26	850	794
	Microsoft Corp.	3.300%	2/6/27	675	669
	Microsoft Corp.	3.500%	2/12/35	325	312
	Microsoft Corp.	4.200%	11/3/35	175	182
	Microsoft Corp.	3.450%	8/8/36	625	591
	Microsoft Corp.	4.100%	2/6/37	500	514
	Microsoft Corp.	4.500%	10/1/40	190	204
	Microsoft Corp.	5.300%	2/8/41	50	59
	Microsoft Corp.	3.500%	11/15/42	280	260
	Microsoft Corp.	3.750%	5/1/43	95	92
	Microsoft Corp.	4.875%	12/15/43	150	169
	Microsoft Corp.	3.750%	2/12/45	350	340
	Microsoft Corp.	4.450%	11/3/45	575	613
	Microsoft Corp.	3.700%	8/8/46	1,075	1,029
	Microsoft Corp.	4.250%	2/6/47	550	577
	Microsoft Corp.	4.000%	2/12/55	450	443
	Microsoft Corp.	3.950%	8/8/56	221	217
	Microsoft Corp.	4.500%	2/6/57	375	404
	Motorola Solutions Inc.	3.500%	9/1/21	150	148
	Motorola Solutions Inc.	3.750%	5/15/22	200	197
	Motorola Solutions Inc.	3.500%	3/1/23	125	120
	Motorola Solutions Inc.	4.600%	2/23/28	175	166
	Motorola Solutions Inc.	5.500%	9/1/44	75	69
	NetApp Inc.	3.375%	6/15/21	150	149
	NetApp Inc.	3.300%	9/29/24	75	71
	NVIDIA Corp.	2.200%	9/16/21	200	195
	NVIDIA Corp.	3.200%	9/16/26	200	190
10	NXP BV / NXP Funding LLC	4.875%	3/1/24	150	150
10	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	102
	Oracle Corp.	1.900%	9/15/21	1,275	1,234
	Oracle Corp.	2.500%	5/15/22	250	245
	Oracle Corp.	2.400%	9/15/23	750	718
	Oracle Corp.	3.400%	7/8/24	450	448
	Oracle Corp.	2.950%	11/15/24	425	413
	Oracle Corp.	2.650%	7/15/26	2,361	2,184
	Oracle Corp.	3.250%	5/15/30	100	94
	Oracle Corp.	4.300%	7/8/34	325	327
	Oracle Corp.	3.900%	5/15/35	150	143
	Oracle Corp.	3.850%	7/15/36	250	233
	Oracle Corp.	3.800%	11/15/37	325	304
	Oracle Corp.	6.125%	7/8/39	300	361
	Oracle Corp.	5.375%	7/15/40	600	665
	Oracle Corp.	4.500%	7/8/44	200	201
	Oracle Corp.	4.125%	5/15/45	425	405
	Oracle Corp.	4.000%	7/15/46	600	562
	Oracle Corp.	4.000%	11/15/47	400	374
	Oracle Corp.	4.375%	5/15/55	150	148
	QUALCOMM Inc.	2.250%	5/20/20	300	296
	QUALCOMM Inc.	3.000%	5/20/22	250	246
	QUALCOMM Inc.	2.600%	1/30/23	300	288
	QUALCOMM Inc.	2.900%	5/20/24	345	328
	QUALCOMM Inc.	3.450%	5/20/25	400	383
	QUALCOMM Inc.	3.250%	5/20/27	350	326
	QUALCOMM Inc.	4.650%	5/20/35	200	193
	QUALCOMM Inc.	4.800%	5/20/45	275	262
	QUALCOMM Inc.	4.300%	5/20/47	275	246
	salesforce.com Inc.	3.250%	4/11/23	200	200
	salesforce.com Inc.	3.700%	4/11/28	275	276
	Seagate HDD Cayman	4.250%	3/1/22	125	120
	Seagate HDD Cayman	4.750%	6/1/23	150	141
	Seagate HDD Cayman	4.875%	3/1/24	75	68
	Seagate HDD Cayman	4.750%	1/1/25	100	89
	Seagate HDD Cayman	4.875%	6/1/27	175	148
	Seagate HDD Cayman	5.750%	12/1/34	100	77
	Tech Data Corp.	3.700%	2/15/22	50	49
	Tech Data Corp.	4.950%	2/15/27	100	94
	Texas Instruments Inc.	1.850%	5/15/22	100	96
	Texas Instruments Inc.	2.625%	5/15/24	25	24
	Texas Instruments Inc.	2.900%	11/3/27	150	142
	Texas Instruments Inc.	4.150%	5/15/48	300	300
	Total System Services Inc.	3.800%	4/1/21	130	130
	Total System Services Inc.	3.750%	6/1/23	250	246
	Total System Services Inc.	4.000%	6/1/23	100	100
	Total System Services Inc.	4.800%	4/1/26	150	151
	Total System Services Inc.	4.450%	6/1/28	100	98
	Trimble Inc.	4.150%	6/15/23	50	50
	Trimble Inc.	4.750%	12/1/24	50	51
	Trimble Inc.	4.900%	6/15/28	150	145
	Tyco Electronics Group SA	3.500%	2/3/22	100	100
	Tyco Electronics Group SA	3.450%	8/1/24	125	122
	Tyco Electronics Group SA	3.125%	8/15/27	200	185
	Tyco Electronics Group SA	7.125%	10/1/37	175	223
	Verisk Analytics Inc.	5.800%	5/1/21	75	79
	Verisk Analytics Inc.	4.125%	9/12/22	275	278
	Verisk Analytics Inc.	4.000%	6/15/25	150	150
	Verisk Analytics Inc.	5.500%	6/15/45	50	51
	VMware Inc.	2.300%	8/21/20	250	244
	VMware Inc.	2.950%	8/21/22	300	286
	VMware Inc.	3.900%	8/21/27	250	222
	Xilinx Inc.	3.000%	3/15/21	75	75
	Xilinx Inc.	2.950%	6/1/24	125	119

	Transportation (0.6%)
5	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	54	55
5	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	22	22
5	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	33	34
5	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	97	94
5	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	145	138
5	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	48	47
5	American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	68	67
5	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	136	131
5	American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	90	87
5	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	247	233
5	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	46	43
	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	138	128
5	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	46	45
5	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	97	92
5	BNSF Funding Trust I	6.613%	12/15/55	65	70
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	150
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	149
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	173
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	77
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	204
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	149
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	98
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	75
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	525	515
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	152
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	136
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	284
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	252
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	201
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	127

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	138
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	108
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	155
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	121
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	79
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	143
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	123
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	225	215
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	195
	Canadian National Railway Co.	2.400%	2/3/20	175	174
	Canadian National Railway Co.	2.850%	12/15/21	75	75
	Canadian National Railway Co.	6.250%	8/1/34	75	93
	Canadian National Railway Co.	6.200%	6/1/36	75	92
	Canadian National Railway Co.	6.375%	11/15/37	100	126
	Canadian National Railway Co.	3.200%	8/2/46	50	43
	Canadian National Railway Co.	3.650%	2/3/48	100	94
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	57
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	233
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	126
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	527
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	82
5	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	51	54
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	88	91
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	37	37
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	145
	CSX Corp.	3.250%	6/1/27	150	141
	CSX Corp.	3.800%	3/1/28	350	342
	CSX Corp.	6.220%	4/30/40	152	183
	CSX Corp.	5.500%	4/15/41	225	252
	CSX Corp.	4.750%	5/30/42	210	211
	CSX Corp.	4.100%	3/15/44	150	139
	CSX Corp.	4.300%	3/1/48	250	238
	CSX Corp.	4.750%	11/15/48	200	202
	CSX Corp.	3.950%	5/1/50	125	111
	CSX Corp.	4.500%	8/1/54	25	24
	CSX Corp.	4.250%	11/1/66	150	132
	CSX Corp.	4.650%	3/1/68	100	91
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	111	120
5	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	8	9
5	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	44	43
	Delta Air Lines Inc.	2.875%	3/13/20	100	100
	Delta Air Lines Inc.	2.600%	12/4/20	125	123
	Delta Air Lines Inc.	3.400%	4/19/21	125	124
	Delta Air Lines Inc.	3.625%	3/15/22	175	172
	Delta Air Lines Inc.	3.800%	4/19/23	125	123
	Delta Air Lines Inc.	4.375%	4/19/28	100	96
	FedEx Corp.	2.625%	8/1/22	100	97
	FedEx Corp.	4.000%	1/15/24	125	127
	FedEx Corp.	3.200%	2/1/25	150	144
	FedEx Corp.	3.250%	4/1/26	100	95
	FedEx Corp.	3.300%	3/15/27	100	94
	FedEx Corp.	3.900%	2/1/35	200	181
	FedEx Corp.	3.875%	8/1/42	125	107
	FedEx Corp.	4.100%	4/15/43	75	64
	FedEx Corp.	5.100%	1/15/44	150	147
	FedEx Corp.	4.750%	11/15/45	250	239
	FedEx Corp.	4.550%	4/1/46	225	203
	FedEx Corp.	4.400%	1/15/47	125	112
	FedEx Corp.	4.050%	2/15/48	200	166
	FedEx Corp.	4.950%	10/17/48	175	169
	FedEx Corp.	4.500%	2/1/65	60	53
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	99
	Kansas City Southern	3.000%	5/15/23	750	732
	Kansas City Southern	4.300%	5/15/43	75	69
	Kansas City Southern	4.950%	8/15/45	125	129
	Kansas City Southern	4.700%	5/1/48	225	220
	Kirby Corp.	4.200%	3/1/28	100	96
5	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	105	104
	Norfolk Southern Corp.	3.000%	4/1/22	225	224
	Norfolk Southern Corp.	2.903%	2/15/23	48	47
	Norfolk Southern Corp.	5.590%	5/17/25	50	55
	Norfolk Southern Corp.	3.650%	8/1/25	50	50
	Norfolk Southern Corp.	7.800%	5/15/27	60	76
	Norfolk Southern Corp.	3.150%	6/1/27	250	238
	Norfolk Southern Corp.	3.800%	8/1/28	225	223
	Norfolk Southern Corp.	4.837%	10/1/41	113	119
	Norfolk Southern Corp.	4.450%	6/15/45	75	73
	Norfolk Southern Corp.	4.650%	1/15/46	75	78
	Norfolk Southern Corp.	4.150%	2/28/48	25	24
	Norfolk Southern Corp.	4.050%	8/15/52	239	214
	Norfolk Southern Corp.	6.000%	3/15/05	59	66
	Norfolk Southern Corp.	5.100%	8/1/18	100	99
	Ryder System Inc.	2.650%	3/2/20	25	25
	Ryder System Inc.	2.500%	5/11/20	50	49
	Ryder System Inc.	3.500%	6/1/21	200	200
	Ryder System Inc.	2.250%	9/1/21	50	48
	Ryder System Inc.	3.400%	3/1/23	75	74
	Ryder System Inc.	3.750%	6/9/23	225	223
	Southwest Airlines Co.	2.650%	11/5/20	125	124
	Southwest Airlines Co.	3.000%	11/15/26	100	93
	Southwest Airlines Co.	3.450%	11/16/27	50	47
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	26	27
5	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	21	21
	Union Pacific Corp.	2.250%	6/19/20	225	222
	Union Pacific Corp.	3.200%	6/8/21	100	100
	Union Pacific Corp.	4.163%	7/15/22	534	544
	Union Pacific Corp.	2.950%	1/15/23	25	24
	Union Pacific Corp.	3.500%	6/8/23	150	150
	Union Pacific Corp.	3.250%	1/15/25	200	193
	Union Pacific Corp.	3.750%	7/15/25	125	126
	Union Pacific Corp.	3.250%	8/15/25	50	48
	Union Pacific Corp.	2.750%	3/1/26	75	69
	Union Pacific Corp.	3.950%	9/10/28	200	200
	Union Pacific Corp.	3.375%	2/1/35	100	88
	Union Pacific Corp.	3.600%	9/15/37	290	257
	Union Pacific Corp.	4.375%	9/10/38	125	124
	Union Pacific Corp.	4.050%	11/15/45	150	138
	Union Pacific Corp.	4.500%	9/10/48	100	99
	Union Pacific Corp.	3.799%	10/1/51	560	481
	Union Pacific Corp.	3.875%	2/1/55	100	87
	Union Pacific Corp.	4.375%	11/15/65	135	123
	Union Pacific Corp.	4.100%	9/15/67	100	84
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	60	61
5	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	81	80
5	United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	60	60
5	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	154	148
5	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	47	45
5	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	379	362
5	United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	47	43
5	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	71	66
	United Parcel Service Inc.	3.125%	1/15/21	250	251
	United Parcel Service Inc.	2.050%	4/1/21	150	147
	United Parcel Service Inc.	2.450%	10/1/22	550	536
	United Parcel Service Inc.	2.500%	4/1/23	200	194

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United Parcel Service Inc.	2.800%	11/15/24	400	384
	United Parcel Service Inc.	2.400%	11/15/26	150	137
	United Parcel Service Inc.	3.050%	11/15/27	200	190
	United Parcel Service Inc.	6.200%	1/15/38	278	345
	United Parcel Service Inc.	4.875%	11/15/40	75	80
	United Parcel Service Inc.	3.625%	10/1/42	75	67
	United Parcel Service Inc.	3.400%	11/15/46	85	74
	United Parcel Service Inc.	3.750%	11/15/47	200	180
5	US Airways Inc. 2013-1 Class A Pass Through Trust	3.950%	5/15/27	72	71
5	US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	33	33
					561,910
Utilities (1.9%)
	Electric (1.7%)
	AEP Texas Inc.	2.400%	10/1/22	75	72
10	AEP Texas Inc.	3.950%	6/1/28	100	101
	AEP Texas Inc.	3.800%	10/1/47	50	45
	AEP Transmission Co. LLC	4.000%	12/1/46	75	72
	AEP Transmission Co. LLC	3.750%	12/1/47	100	91
	Alabama Power Co.	6.125%	5/15/38	50	61
	Alabama Power Co.	3.850%	12/1/42	25	23
	Alabama Power Co.	4.150%	8/15/44	75	73
	Alabama Power Co.	3.750%	3/1/45	150	137
	Alabama Power Co.	4.300%	1/2/46	250	251
	Alabama Power Co.	3.700%	12/1/47	100	92
	Alabama Power Co.	4.300%	7/15/48	100	101
	Ameren Corp.	2.700%	11/15/20	100	98
	Ameren Corp.	3.650%	2/15/26	80	78
	Ameren Illinois Co.	2.700%	9/1/22	250	245
	Ameren Illinois Co.	3.800%	5/15/28	75	76
	Ameren Illinois Co.	3.700%	12/1/47	150	139
	American Electric Power Co. Inc.	2.150%	11/13/20	75	73
	American Electric Power Co. Inc.	3.650%	12/1/21	100	101
	American Electric Power Co. Inc.	2.950%	12/15/22	25	24
	American Electric Power Co. Inc.	3.200%	11/13/27	75	71
	American Electric Power Co. Inc.	4.300%	12/1/28	150	154
	Appalachian Power Co.	4.600%	3/30/21	50	51
	Appalachian Power Co.	3.300%	6/1/27	500	477
	Arizona Public Service Co.	3.150%	5/15/25	100	97
	Arizona Public Service Co.	2.950%	9/15/27	50	47
	Arizona Public Service Co.	4.500%	4/1/42	25	26
	Arizona Public Service Co.	4.350%	11/15/45	125	127
	Arizona Public Service Co.	3.750%	5/15/46	125	114
	Avangrid Inc.	3.150%	12/1/24	140	135
	Avista Corp.	4.350%	6/1/48	75	77
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	352
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	46
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	88
	Baltimore Gas & Electric Co.	3.750%	8/15/47	125	115
	Baltimore Gas & Electric Co.	4.250%	9/15/48	50	49
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	100	98
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	122
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	102
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	99
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	119
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	120
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	265
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	247
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	160
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	149
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	45
10	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	198
	Black Hills Corp.	4.250%	11/30/23	100	101
	Black Hills Corp.	3.950%	1/15/26	75	75
	Black Hills Corp.	3.150%	1/15/27	75	69
	Black Hills Corp.	4.350%	5/1/33	75	76
	Black Hills Corp.	4.200%	9/15/46	50	47
	CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	250	242
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	277
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	65
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	73
	CenterPoint Energy Inc.	3.600%	11/1/21	75	75
	CenterPoint Energy Inc.	2.500%	9/1/22	100	96
	CenterPoint Energy Inc.	3.850%	2/1/24	75	75
	CenterPoint Energy Inc.	4.250%	11/1/28	75	76
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	96
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	119
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	244
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	84
	CMS Energy Corp.	5.050%	3/15/22	25	26
	CMS Energy Corp.	3.000%	5/15/26	75	70
	CMS Energy Corp.	3.450%	8/15/27	50	48
	CMS Energy Corp.	4.875%	3/1/44	75	79
	Commonwealth Edison Co.	4.000%	8/1/20	25	25
	Commonwealth Edison Co.	2.950%	8/15/27	75	71
	Commonwealth Edison Co.	5.900%	3/15/36	150	178
	Commonwealth Edison Co.	6.450%	1/15/38	175	223
	Commonwealth Edison Co.	4.600%	8/15/43	75	79
	Commonwealth Edison Co.	4.700%	1/15/44	175	187
	Commonwealth Edison Co.	3.700%	3/1/45	75	70
	Commonwealth Edison Co.	3.650%	6/15/46	175	159
	Commonwealth Edison Co.	3.750%	8/15/47	100	91
	Commonwealth Edison Co.	4.000%	3/1/48	150	145
	Connecticut Light & Power Co.	2.500%	1/15/23	125	121
	Connecticut Light & Power Co.	3.200%	3/15/27	50	49
	Connecticut Light & Power Co.	4.300%	4/15/44	150	154
	Connecticut Light & Power Co.	4.000%	4/1/48	100	98
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	200	204
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	220
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	321
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	90
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	117
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	201
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	380
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	133
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	70
	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	67
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	117
	Consolidated Edison Inc.	2.000%	3/15/20	75	74
	Consolidated Edison Inc.	2.000%	5/15/21	75	73
	Constellation Energy Group Inc.	5.150%	12/1/20	200	204
	Consumers Energy Co.	3.375%	8/15/23	275	276
	Consumers Energy Co.	3.800%	11/15/28	75	77
	Consumers Energy Co.	3.950%	5/15/43	75	73
	Consumers Energy Co.	3.250%	8/15/46	50	43
	Consumers Energy Co.	3.950%	7/15/47	50	49
	Consumers Energy Co.	4.050%	5/15/48	125	124
	Consumers Energy Co.	4.350%	4/15/49	80	83
	Delmarva Power & Light Co.	3.500%	11/15/23	25	25
	Delmarva Power & Light Co.	4.150%	5/15/45	100	99
	Dominion Energy Inc.	2.579%	7/1/20	100	98
	Dominion Energy Inc.	3.900%	10/1/25	125	124
	Dominion Energy Inc.	2.850%	8/15/26	125	115
	Dominion Energy Inc.	4.250%	6/1/28	25	25
	Dominion Energy Inc.	6.300%	3/15/33	75	89

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dominion Energy Inc.	5.950%	6/15/35	225	251
	Dominion Energy Inc.	4.900%	8/1/41	80	82
	Dominion Energy Inc.	4.050%	9/15/42	300	273
5	Dominion Energy Inc.	5.750%	10/1/54	100	99
	DTE Electric Co.	3.650%	3/15/24	175	177
	DTE Electric Co.	3.375%	3/1/25	150	148
	DTE Electric Co.	4.000%	4/1/43	225	220
	DTE Electric Co.	3.700%	6/1/46	50	47
	DTE Electric Co.	3.750%	8/15/47	100	94
	DTE Energy Co.	3.700%	8/1/23	125	124
	DTE Energy Co.	2.850%	10/1/26	300	275
	DTE Energy Co.	3.800%	3/15/27	75	73
	DTE Energy Co.	6.375%	4/15/33	75	89
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	331
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	509
	Duke Energy Carolinas LLC	2.500%	3/15/23	100	97
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	99
	Duke Energy Carolinas LLC	2.950%	12/1/26	100	96
	Duke Energy Carolinas LLC	3.950%	11/15/28	125	128
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	146
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	121
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	31
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	30
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	171
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	72
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	93
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	92
	Duke Energy Carolinas LLC	3.950%	3/15/48	100	96
	Duke Energy Corp.	2.400%	8/15/22	250	240
	Duke Energy Corp.	3.050%	8/15/22	275	270
	Duke Energy Corp.	3.750%	4/15/24	325	326
	Duke Energy Corp.	2.650%	9/1/26	80	73
	Duke Energy Corp.	3.150%	8/15/27	300	281
	Duke Energy Corp.	4.800%	12/15/45	125	127
	Duke Energy Corp.	3.750%	9/1/46	405	351
	Duke Energy Florida LLC	3.800%	7/15/28	100	101
	Duke Energy Florida LLC	6.350%	9/15/37	225	279
	Duke Energy Florida LLC	6.400%	6/15/38	200	256
	Duke Energy Florida LLC	3.850%	11/15/42	200	189
	Duke Energy Florida LLC	3.400%	10/1/46	100	87
	Duke Energy Florida LLC	4.200%	7/15/48	200	199
5	Duke Energy Florida Project Finance LLC	1.196%	3/1/22	18	18
5	Duke Energy Florida Project Finance LLC	1.731%	9/1/22	50	48
5	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	100	93
5	Duke Energy Florida Project Finance LLC	2.858%	3/1/33	50	46
5	Duke Energy Florida Project Finance LLC	3.112%	9/1/36	75	66
	Duke Energy Indiana LLC	3.750%	7/15/20	25	25
	Duke Energy Indiana LLC	6.350%	8/15/38	225	284
	Duke Energy Indiana LLC	3.750%	5/15/46	225	207
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	23
	Duke Energy Progress LLC	2.800%	5/15/22	100	98
	Duke Energy Progress LLC	3.375%	9/1/23	25	25
	Duke Energy Progress LLC	3.700%	9/1/28	175	175
	Duke Energy Progress LLC	4.375%	3/30/44	300	307
	Duke Energy Progress LLC	4.150%	12/1/44	100	98
	Duke Energy Progress LLC	3.700%	10/15/46	50	46
	Duke Energy Progress LLC	3.600%	9/15/47	100	88
	Edison International	2.125%	4/15/20	75	73
	Edison International	2.400%	9/15/22	25	23
	Edison International	2.950%	3/15/23	200	188
	Edison International	4.125%	3/15/28	100	95
	El Paso Electric Co.	6.000%	5/15/35	50	57
	El Paso Electric Co.	5.000%	12/1/44	75	78
	Emera US Finance LP	2.700%	6/15/21	125	122
	Emera US Finance LP	3.550%	6/15/26	150	141
	Emera US Finance LP	4.750%	6/15/46	380	365
	Enel Chile SA	4.875%	6/12/28	125	125
	Entergy Arkansas Inc.	3.750%	2/15/21	50	50
	Entergy Arkansas Inc.	3.500%	4/1/26	50	49
	Entergy Corp.	4.000%	7/15/22	150	151
	Entergy Corp.	2.950%	9/1/26	200	185
	Entergy Louisiana LLC	5.400%	11/1/24	175	192
	Entergy Louisiana LLC	2.400%	10/1/26	75	69
	Entergy Louisiana LLC	3.120%	9/1/27	100	95
	Entergy Louisiana LLC	3.050%	6/1/31	450	404
	Entergy Louisiana LLC	4.000%	3/15/33	150	150
	Entergy Louisiana LLC	4.950%	1/15/45	150	154
	Entergy Louisiana LLC	4.200%	9/1/48	200	199
	Entergy Mississippi Inc.	2.850%	6/1/28	125	116
	Eversource Energy	2.500%	3/15/21	100	98
	Eversource Energy	2.750%	3/15/22	75	73
	Eversource Energy	3.800%	12/1/23	75	76
	Eversource Energy	2.900%	10/1/24	50	48
	Eversource Energy	3.150%	1/15/25	125	120
	Eversource Energy	3.300%	1/15/28	100	96
	Eversource Energy	4.250%	4/1/29	200	202
	Exelon Corp.	2.850%	6/15/20	75	74
	Exelon Corp.	3.497%	6/1/22	200	195
	Exelon Corp.	3.950%	6/15/25	200	197
	Exelon Corp.	3.400%	4/15/26	200	190
	Exelon Corp.	4.950%	6/15/35	225	227
	Exelon Corp.	5.625%	6/15/35	20	22
	Exelon Corp.	5.100%	6/15/45	225	232
	Exelon Corp.	4.450%	4/15/46	175	167
	Exelon Generation Co. LLC	2.950%	1/15/20	400	397
	Exelon Generation Co. LLC	4.000%	10/1/20	100	100
	Exelon Generation Co. LLC	5.750%	10/1/41	100	102
	Exelon Generation Co. LLC	5.600%	6/15/42	205	199
	FirstEnergy Corp.	2.850%	7/15/22	100	97
	FirstEnergy Corp.	3.900%	7/15/27	300	291
	FirstEnergy Corp.	7.375%	11/15/31	475	597
	FirstEnergy Corp.	4.850%	7/15/47	200	201
	Florida Power & Light Co.	5.625%	4/1/34	25	29
	Florida Power & Light Co.	5.960%	4/1/39	375	466
	Florida Power & Light Co.	4.125%	2/1/42	170	172
	Florida Power & Light Co.	4.050%	6/1/42	125	125
	Florida Power & Light Co.	3.800%	12/15/42	75	72
	Florida Power & Light Co.	3.700%	12/1/47	150	141
	Florida Power & Light Co.	3.950%	3/1/48	325	318
	Florida Power & Light Co.	4.125%	6/1/48	100	101
	Fortis Inc.	2.100%	10/4/21	100	96
	Fortis Inc.	3.055%	10/4/26	475	434
	Georgia Power Co.	2.000%	9/8/20	400	390
	Georgia Power Co.	2.400%	4/1/21	350	343
	Georgia Power Co.	3.250%	4/1/26	100	94
	Georgia Power Co.	4.750%	9/1/40	375	366
	Georgia Power Co.	4.300%	3/15/43	100	91
	Great Plains Energy Inc.	4.850%	6/1/21	100	102
	Gulf Power Co.	3.300%	5/30/27	50	49
	Iberdrola International BV	6.750%	7/15/36	75	89
	Indiana Michigan Power Co.	3.850%	5/15/28	250	250
	Indiana Michigan Power Co.	3.750%	7/1/47	150	136
	Indiana Michigan Power Co.	4.250%	8/15/48	100	101
	Interstate Power & Light Co.	3.250%	12/1/24	50	48
	Interstate Power & Light Co.	4.100%	9/26/28	125	127
	Interstate Power & Light Co.	6.250%	7/15/39	50	63
	Interstate Power & Light Co.	3.700%	9/15/46	75	68
	ITC Holdings Corp.	2.700%	11/15/22	100	96
	ITC Holdings Corp.	3.650%	6/15/24	75	75
	ITC Holdings Corp.	3.350%	11/15/27	100	96
	ITC Holdings Corp.	5.300%	7/1/43	300	328
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	68	73
	Kansas City Power & Light Co.	3.150%	3/15/23	75	74
	Kansas City Power & Light Co.	6.050%	11/15/35	50	60
	Kansas City Power & Light Co.	5.300%	10/1/41	100	112
	Kansas City Power & Light Co.	4.200%	6/15/47	100	98

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kentucky Utilities Co.	3.250%	11/1/20	50	50
	Kentucky Utilities Co.	5.125%	11/1/40	125	141
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	74
	MidAmerican Energy Co.	3.100%	5/1/27	150	147
	MidAmerican Energy Co.	6.750%	12/30/31	125	161
	MidAmerican Energy Co.	5.750%	11/1/35	125	149
	MidAmerican Energy Co.	4.800%	9/15/43	75	82
	MidAmerican Energy Co.	3.950%	8/1/47	100	98
	Mississippi Power Co.	4.250%	3/15/42	100	93
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	100	99
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	75	74
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	200	198
	National Rural Utilities Cooperative Finance Corp.	2.900%	3/15/21	50	50
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	294
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	250	246
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	102
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	211
5	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	25	24
5	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	73
	Nevada Power Co.	2.750%	4/15/20	100	100
	Nevada Power Co.	6.750%	7/1/37	75	97
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	102
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	239
5	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	104
	Northern States Power Co.	2.200%	8/15/20	50	49
	Northern States Power Co.	6.250%	6/1/36	75	95
	Northern States Power Co.	6.200%	7/1/37	50	63
	Northern States Power Co.	5.350%	11/1/39	175	203
	Northern States Power Co.	3.400%	8/15/42	105	96
	Northern States Power Co.	4.000%	8/15/45	50	49
	NSTAR Electric Co.	2.375%	10/15/22	125	121
	NSTAR Electric Co.	3.200%	5/15/27	125	121
	NSTAR Electric Co.	5.500%	3/15/40	75	87
	Oglethorpe Power Corp.	5.950%	11/1/39	50	56
	Oglethorpe Power Corp.	5.375%	11/1/40	175	197
	Ohio Edison Co.	6.875%	7/15/36	100	124
	Ohio Power Co.	5.375%	10/1/21	175	185
	Ohio Power Co.	4.150%	4/1/48	100	98
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	75	75
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	48
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	75	69
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	179
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	73
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	66
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	175
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	143
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	79
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	116
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	94
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	47
	Pacific Gas & Electric Co.	2.450%	8/15/22	500	440
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	266
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	44
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	43
	Pacific Gas & Electric Co.	3.500%	6/15/25	125	107
	Pacific Gas & Electric Co.	3.300%	12/1/27	275	225
	Pacific Gas & Electric Co.	6.050%	3/1/34	550	509
	Pacific Gas & Electric Co.	5.800%	3/1/37	250	231
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	94
	Pacific Gas & Electric Co.	6.250%	3/1/39	100	93
	Pacific Gas & Electric Co.	5.400%	1/15/40	75	66
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	180
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	300
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	124
	Pacific Gas & Electric Co.	4.000%	12/1/46	75	57
	PacifiCorp	2.950%	2/1/22	100	99
	PacifiCorp	3.600%	4/1/24	125	126
	PacifiCorp	7.700%	11/15/31	450	610
	PacifiCorp	5.250%	6/15/35	100	111
	PacifiCorp	6.100%	8/1/36	75	91
	PacifiCorp	6.350%	7/15/38	75	95
	PacifiCorp	4.100%	2/1/42	200	194
	PacifiCorp	4.125%	1/15/49	100	99
	PECO Energy Co.	2.375%	9/15/22	300	291
	PECO Energy Co.	3.900%	3/1/48	75	72
	Pinnacle West Capital Corp.	2.250%	11/30/20	100	98
	PNM Resources Inc.	3.250%	3/9/21	50	50
	Potomac Electric Power Co.	6.500%	11/15/37	100	127
	Potomac Electric Power Co.	4.150%	3/15/43	150	148
	PPL Capital Funding Inc.	4.200%	6/15/22	25	25
	PPL Capital Funding Inc.	3.500%	12/1/22	115	113
	PPL Capital Funding Inc.	3.400%	6/1/23	100	98
	PPL Capital Funding Inc.	3.950%	3/15/24	50	50
	PPL Capital Funding Inc.	3.100%	5/15/26	100	94
	PPL Capital Funding Inc.	4.700%	6/1/43	75	74
	PPL Capital Funding Inc.	5.000%	3/15/44	200	201
	PPL Capital Funding Inc.	4.000%	9/15/47	75	67
	PPL Electric Utilities Corp.	3.000%	9/15/21	275	274
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	50
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	155
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	73
	Progress Energy Inc.	4.400%	1/15/21	100	102
	Progress Energy Inc.	3.150%	4/1/22	40	39
	Progress Energy Inc.	7.000%	10/30/31	119	151
	Progress Energy Inc.	6.000%	12/1/39	125	150
	PSEG Power LLC	3.850%	6/1/23	125	125
	PSEG Power LLC	8.625%	4/15/31	96	125
	Public Service Co. of Colorado	3.200%	11/15/20	25	25
	Public Service Co. of Colorado	3.700%	6/15/28	75	76
	Public Service Co. of Colorado	3.600%	9/15/42	175	162
	Public Service Co. of Colorado	4.100%	6/15/48	75	74
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	50
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	146
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	78
	Public Service Electric & Gas Co.	2.250%	9/15/26	250	228
	Public Service Electric & Gas Co.	3.000%	5/15/27	75	72
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	238
	Public Service Electric & Gas Co.	3.600%	12/1/47	75	69
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	96
	Puget Energy Inc.	6.500%	12/15/20	100	105
	Puget Energy Inc.	6.000%	9/1/21	100	106
	Puget Energy Inc.	3.650%	5/15/25	400	388
	Puget Sound Energy Inc.	6.274%	3/15/37	125	159
	Puget Sound Energy Inc.	5.757%	10/1/39	125	149
	Puget Sound Energy Inc.	4.300%	5/20/45	100	100
	Puget Sound Energy Inc.	4.223%	6/15/48	125	123
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	231
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	103
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	69
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	73
	Sierra Pacific Power Co.	2.600%	5/1/26	100	93
	South Carolina Electric & Gas Co.	3.500%	8/15/21	25	25
	South Carolina Electric & Gas Co.	6.625%	2/1/32	50	61
	South Carolina Electric & Gas Co.	6.050%	1/15/38	125	147
	South Carolina Electric & Gas Co.	5.450%	2/1/41	75	85
	South Carolina Electric & Gas Co.	4.600%	6/15/43	75	76
	South Carolina Electric & Gas Co.	4.500%	6/1/64	50	46
	Southern California Edison Co.	2.900%	3/1/21	100	99
	Southern California Edison Co.	3.875%	6/1/21	275	277
5	Southern California Edison Co.	1.845%	2/1/22	50	49
	Southern California Edison Co.	2.400%	2/1/22	300	290
	Southern California Edison Co.	3.400%	6/1/23	75	74

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	3.500%	10/1/23	175	175
	Southern California Edison Co.	3.700%	8/1/25	50	50
	Southern California Edison Co.	3.650%	3/1/28	100	97
	Southern California Edison Co.	6.650%	4/1/29	75	84
	Southern California Edison Co.	5.750%	4/1/35	75	81
	Southern California Edison Co.	5.350%	7/15/35	200	211
	Southern California Edison Co.	5.625%	2/1/36	125	135
	Southern California Edison Co.	5.500%	3/15/40	100	109
	Southern California Edison Co.	4.500%	9/1/40	75	73
	Southern California Edison Co.	4.050%	3/15/42	208	195
	Southern California Edison Co.	3.900%	3/15/43	100	91
	Southern California Edison Co.	4.000%	4/1/47	150	137
	Southern California Edison Co.	4.125%	3/1/48	350	330
	Southern Co.	2.750%	6/15/20	250	247
	Southern Co.	2.350%	7/1/21	300	291
	Southern Co.	3.250%	7/1/26	350	327
	Southern Co.	4.250%	7/1/36	200	188
	Southern Co.	4.400%	7/1/46	360	331
	Southern Power Co.	2.375%	6/1/20	50	49
	Southern Power Co.	2.500%	12/15/21	350	336
	Southern Power Co.	4.150%	12/1/25	100	100
	Southern Power Co.	5.150%	9/15/41	100	100
	Southern Power Co.	5.250%	7/15/43	50	50
	Southern Power Co.	4.950%	12/15/46	75	70
	Southwestern Electric Power Co.	2.750%	10/1/26	100	92
	Southwestern Electric Power Co.	4.100%	9/15/28	100	100
	Southwestern Electric Power Co.	6.200%	3/15/40	50	59
	Southwestern Electric Power Co.	3.900%	4/1/45	200	183
	Southwestern Electric Power Co.	3.850%	2/1/48	125	111
	Southwestern Public Service Co.	3.300%	6/15/24	165	164
	Southwestern Public Service Co.	4.500%	8/15/41	100	101
	Southwestern Public Service Co.	3.400%	8/15/46	275	239
	Southwestern Public Service Co.	3.700%	8/15/47	75	69
	Southwestern Public Service Co.	4.400%	11/15/48	275	279
	Tampa Electric Co.	4.100%	6/15/42	50	49
	Tampa Electric Co.	4.350%	5/15/44	50	48
	Tampa Electric Co.	4.300%	6/15/48	75	72
	Tampa Electric Co.	4.450%	6/15/49	125	123
	TECO Finance Inc.	5.150%	3/15/20	50	51
	Toledo Edison Co.	6.150%	5/15/37	75	89
	TransAlta Corp.	4.500%	11/15/22	100	97
	TransAlta Corp.	6.500%	3/15/40	75	69
	Tucson Electric Power Co.	3.050%	3/15/25	50	48
	UIL Holdings Corp.	4.625%	10/1/20	75	76
	Union Electric Co.	3.500%	4/15/24	75	75
	Union Electric Co.	8.450%	3/15/39	150	224
	Union Electric Co.	3.650%	4/15/45	125	114
	Union Electric Co.	4.000%	4/1/48	75	73
	Virginia Electric & Power Co.	3.450%	2/15/24	50	50
	Virginia Electric & Power Co.	2.950%	11/15/26	75	71
	Virginia Electric & Power Co.	3.500%	3/15/27	250	244
	Virginia Electric & Power Co.	3.800%	4/1/28	350	350
	Virginia Electric & Power Co.	6.000%	1/15/36	125	148
	Virginia Electric & Power Co.	6.000%	5/15/37	150	181
	Virginia Electric & Power Co.	6.350%	11/30/37	50	63
	Virginia Electric & Power Co.	4.000%	1/15/43	100	96
	Virginia Electric & Power Co.	4.450%	2/15/44	475	481
	Virginia Electric & Power Co.	4.200%	5/15/45	75	73
	Virginia Electric & Power Co.	4.000%	11/15/46	100	95
	Virginia Electric & Power Co.	3.800%	9/15/47	100	92
	Virginia Electric & Power Co.	4.600%	12/1/48	125	131
	WEC Energy Group Inc.	2.450%	6/15/20	75	74
	WEC Energy Group Inc.	3.550%	6/15/25	200	195
	Westar Energy Inc.	2.550%	7/1/26	150	139
	Westar Energy Inc.	3.100%	4/1/27	100	97
	Westar Energy Inc.	4.125%	3/1/42	200	196
	Westar Energy Inc.	4.100%	4/1/43	100	97
	Westar Energy Inc.	4.250%	12/1/45	25	25
	Wisconsin Electric Power Co.	2.950%	9/15/21	75	75
	Wisconsin Electric Power Co.	4.300%	10/15/48	100	103
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	127
	Wisconsin Public Service Corp.	3.350%	11/21/21	300	301
	Xcel Energy Inc.	4.700%	5/15/20	100	101
	Xcel Energy Inc.	2.600%	3/15/22	75	73
	Xcel Energy Inc.	3.300%	6/1/25	325	318
	Xcel Energy Inc.	3.350%	12/1/26	75	72
	Xcel Energy Inc.	4.000%	6/15/28	75	76

	Natural Gas (0.2%)
	Atmos Energy Corp.	3.000%	6/15/27	100	96
	Atmos Energy Corp.	5.500%	6/15/41	200	231
	Atmos Energy Corp.	4.150%	1/15/43	100	98
	Atmos Energy Corp.	4.125%	10/15/44	50	49
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	25
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	50
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	99
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	294
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	46
	KeySpan Corp.	5.803%	4/1/35	50	57
	NiSource Finance Corp.	3.490%	5/15/27	250	240
	NiSource Finance Corp.	5.950%	6/15/41	100	112
	NiSource Finance Corp.	4.800%	2/15/44	125	121
	NiSource Finance Corp.	5.650%	2/1/45	100	108
	NiSource Finance Corp.	4.375%	5/15/47	250	234
	NiSource Inc.	2.650%	11/17/22	75	72
10	NiSource Inc.	3.650%	6/15/23	75	75
	ONE Gas Inc.	4.658%	2/1/44	125	133
	ONE Gas Inc.	4.500%	11/1/48	75	77
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	51
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	66
	Sempra Energy	2.400%	2/1/20	75	74
	Sempra Energy	2.850%	11/15/20	395	389
	Sempra Energy	2.875%	10/1/22	100	97
	Sempra Energy	2.900%	2/1/23	100	96
	Sempra Energy	4.050%	12/1/23	100	101
	Sempra Energy	3.750%	11/15/25	155	149
	Sempra Energy	3.250%	6/15/27	150	138
	Sempra Energy	3.400%	2/1/28	200	183
	Sempra Energy	3.800%	2/1/38	200	172
	Sempra Energy	6.000%	10/15/39	150	167
	Sempra Energy	4.000%	2/1/48	175	147
	Southern California Gas Co.	2.600%	6/15/26	200	186
	Southern California Gas Co.	3.750%	9/15/42	75	70
	Southern California Gas Co.	4.125%	6/1/48	75	75
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	324
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	71
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	85
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	47
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	87
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	93
	Southwest Gas Corp.	3.700%	4/1/28	50	50
	Southwest Gas Corp.	3.800%	9/29/46	75	65
	Washington Gas Light Co.	3.796%	9/15/46	100	93

	Other Utility (0.0%)
	American Water Capital Corp.	3.400%	3/1/25	125	123
	American Water Capital Corp.	2.950%	9/1/27	325	303
	American Water Capital Corp.	6.593%	10/15/37	150	189
	American Water Capital Corp.	4.300%	9/1/45	100	99
	American Water Capital Corp.	3.750%	9/1/47	200	179
	American Water Capital Corp.	4.200%	9/1/48	100	98
	Veolia Environnement SA	6.750%	6/1/38	100	121
					67,817
Total Corporate Bonds (Cost $956,812)					935,779

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Sovereign Bonds (4.5%)
	African Development Bank	1.875%	3/16/20	500	496
	African Development Bank	1.250%	7/26/21	500	483
	African Development Bank	2.375%	9/23/21	300	298
	African Development Bank	2.125%	11/16/22	700	687
	African Development Bank	3.000%	9/20/23	275	279
	Asian Development Bank	1.750%	1/10/20	825	818
	Asian Development Bank	1.500%	1/22/20	700	692
	Asian Development Bank	1.375%	3/23/20	75	74
	Asian Development Bank	1.625%	5/5/20	525	518
	Asian Development Bank	2.875%	11/27/20	120	121
	Asian Development Bank	2.250%	1/20/21	500	497
	Asian Development Bank	1.625%	3/16/21	500	490
	Asian Development Bank	1.750%	6/8/21	625	613
	Asian Development Bank	2.000%	2/16/22	650	638
	Asian Development Bank	1.875%	2/18/22	600	587
	Asian Development Bank	1.750%	9/13/22	900	872
	Asian Development Bank	2.750%	3/17/23	1,000	1,004
	Asian Development Bank	2.000%	1/22/25	300	288
	Asian Development Bank	2.000%	4/24/26	100	95
	Asian Development Bank	2.625%	1/12/27	200	198
	Asian Development Bank	2.375%	8/10/27	275	266
	Asian Development Bank	6.220%	8/15/27	100	123
	Asian Development Bank	2.500%	11/2/27	673	656
	Asian Development Bank	5.820%	6/16/28	148	180
	Asian Development Bank	3.125%	9/26/28	130	133
	Canada	2.000%	11/15/22	570	557
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	300	290
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	300	297
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	482
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	500	510
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	304
	Corp. Andina de Fomento	3.750%	11/23/23	925	937
	Corp. Andina de Fomento	2.200%	7/18/20	455	448
	Corp. Andina de Fomento	2.750%	1/6/23	325	318
	Council Of Europe Development Bank	1.625%	3/10/20	300	297
	Council Of Europe Development Bank	1.625%	3/16/21	200	196
	Council Of Europe Development Bank	2.625%	2/13/23	425	425
	Ecopetrol SA	5.875%	9/18/23	225	235
	Ecopetrol SA	4.125%	1/16/25	200	190
	Ecopetrol SA	5.375%	6/26/26	750	755
	Ecopetrol SA	7.375%	9/18/43	100	110
	Ecopetrol SA	5.875%	5/28/45	200	188
	Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	200	195
	Equinor ASA	2.750%	11/10/21	300	298
	Equinor ASA	3.150%	1/23/22	150	150
	Equinor ASA	2.450%	1/17/23	450	436
	Equinor ASA	2.650%	1/15/24	250	242
	Equinor ASA	3.700%	3/1/24	150	152
	Equinor ASA	3.250%	11/10/24	150	149
	Equinor ASA	7.250%	9/23/27	250	314
	Equinor ASA	3.625%	9/10/28	175	175
	Equinor ASA	5.100%	8/17/40	125	139
	Equinor ASA	4.250%	11/23/41	175	173
	Equinor ASA	3.950%	5/15/43	125	121
	Equinor ASA	4.800%	11/8/43	175	189
	European Bank for Reconstruction & Development	1.500%	3/16/20	350	345
	European Bank for Reconstruction & Development	1.875%	7/15/21	225	221
	European Bank for Reconstruction & Development	1.500%	11/2/21	150	146
	European Bank for Reconstruction & Development	1.875%	2/23/22	200	195
	European Bank for Reconstruction & Development	2.750%	3/7/23	925	928
	European Investment Bank	1.625%	3/16/20	1,200	1,187
	European Investment Bank	1.375%	6/15/20	1,825	1,793
	European Investment Bank	2.875%	9/15/20	1,025	1,029
	European Investment Bank	1.625%	12/15/20	125	123
	European Investment Bank	4.000%	2/16/21	75	77
	European Investment Bank	2.000%	3/15/21	1,450	1,432
	European Investment Bank	2.500%	4/15/21	850	848
	European Investment Bank	2.375%	5/13/21	1,850	1,841
	European Investment Bank	1.625%	6/15/21	1,000	977
	European Investment Bank	1.375%	9/15/21	100	97
	European Investment Bank	2.125%	10/15/21	100	99
	European Investment Bank	2.875%	12/15/21	1,150	1,159
	European Investment Bank	2.375%	6/15/22	1,725	1,712
	European Investment Bank	2.500%	3/15/23	600	596
	European Investment Bank	2.875%	8/15/23	800	806
	European Investment Bank	3.125%	12/14/23	500	510
	European Investment Bank	3.250%	1/29/24	810	832
	European Investment Bank	2.500%	10/15/24	200	198
	European Investment Bank	1.875%	2/10/25	1,050	999
	European Investment Bank	2.375%	5/24/27	225	217
	European Investment Bank	4.875%	2/15/36	225	278
	Export Development Canada	1.625%	1/17/20	125	124
	Export Development Canada	1.625%	6/1/20	90	89
	Export Development Canada	2.000%	11/30/20	805	795
	Export Development Canada	1.500%	5/26/21	525	511
	Export Development Canada	1.375%	10/21/21	200	193
	Export Development Canada	2.500%	1/24/23	40	40
	Export-Import Bank of Korea	2.500%	11/1/20	200	198
	Export-Import Bank of Korea	2.500%	5/10/21	300	295
	Export-Import Bank of Korea	4.375%	9/15/21	75	77
	Export-Import Bank of Korea	1.875%	10/21/21	250	241
	Export-Import Bank of Korea	3.500%	11/27/21	200	202
	Export-Import Bank of Korea	5.000%	4/11/22	275	290
	Export-Import Bank of Korea	3.000%	11/1/22	600	593
	Export-Import Bank of Korea	3.625%	11/27/23	200	202
	Export-Import Bank of Korea	4.000%	1/14/24	650	665
	Export-Import Bank of Korea	2.625%	5/26/26	200	186
	FMS Wertmanagement	2.750%	3/6/23	300	301
11	FMS Wertmanagement AoeR	1.750%	1/24/20	500	496
	FMS Wertmanagement AoeR	1.750%	3/17/20	225	223
	FMS Wertmanagement AoeR	2.000%	8/1/22	470	459
	Hydro-Quebec	8.400%	1/15/22	375	432
	Hydro-Quebec	8.050%	7/7/24	200	248
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	250	245
	Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	250	245
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	239
	Inter-American Development Bank	3.875%	2/14/20	50	51
	Inter-American Development Bank	1.625%	5/12/20	250	247
	Inter-American Development Bank	1.875%	6/16/20	275	272
	Inter-American Development Bank	1.375%	7/15/20	185	182
	Inter-American Development Bank	2.125%	11/9/20	435	431
	Inter-American Development Bank	1.875%	3/15/21	200	197
	Inter-American Development Bank	2.625%	4/19/21	700	701
	Inter-American Development Bank	2.125%	1/18/22	700	690
	Inter-American Development Bank	1.750%	4/14/22	800	779
	Inter-American Development Bank	3.000%	9/26/22	500	506
	Inter-American Development Bank	2.500%	1/18/23	825	820
	Inter-American Development Bank	3.000%	10/4/23	625	634
	Inter-American Development Bank	3.000%	2/21/24	650	660
	Inter-American Development Bank	2.125%	1/15/25	400	387
	Inter-American Development Bank	7.000%	6/15/25	100	122
	Inter-American Development Bank	2.000%	6/2/26	750	712
	Inter-American Development Bank	2.375%	7/7/27	450	434
	Inter-American Development Bank	3.125%	9/18/28	875	896
	Inter-American Development Bank	3.200%	8/7/42	100	99
	International Bank for Reconstruction & Development	1.875%	4/21/20	1,250	1,239
	International Bank for Reconstruction & Development	1.625%	9/4/20	775	763

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction & Development	1.625%	3/9/21	1,100	1,078
	International Bank for Reconstruction & Development	1.375%	5/24/21	1,100	1,070
	International Bank for Reconstruction & Development	2.250%	6/24/21	450	447
	International Bank for Reconstruction & Development	2.750%	7/23/21	930	934
	International Bank for Reconstruction & Development	1.375%	9/20/21	1,975	1,912
	International Bank for Reconstruction & Development	2.125%	12/13/21	255	252
	International Bank for Reconstruction & Development	2.000%	1/26/22	145	142
	International Bank for Reconstruction & Development	1.625%	2/10/22	1,025	995
	International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,143
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	741
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,134
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	477
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	342
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	304
	International Finance Corp.	1.750%	3/30/20	450	445
	International Finance Corp.	2.250%	1/25/21	650	645
	International Finance Corp.	2.875%	7/31/23	275	278
	International Finance Corp.	2.125%	4/7/26	600	576
12	Japan Bank for International Cooperation	2.125%	6/1/20	350	347
12	Japan Bank for International Cooperation	2.125%	7/21/20	330	326
12	Japan Bank for International Cooperation	2.125%	11/16/20	344	339
12	Japan Bank for International Cooperation	3.125%	7/20/21	75	76
12	Japan Bank for International Cooperation	1.500%	7/21/21	750	726
12	Japan Bank for International Cooperation	2.000%	11/4/21	970	948
12	Japan Bank for International Cooperation	2.500%	6/1/22	450	444
12	Japan Bank for International Cooperation	2.375%	7/21/22	250	246
12	Japan Bank for International Cooperation	2.375%	11/16/22	540	529
12	Japan Bank for International Cooperation	3.250%	7/20/23	100	101
12	Japan Bank for International Cooperation	3.375%	7/31/23	100	102
12	Japan Bank for International Cooperation	3.375%	10/31/23	400	408
12	Japan Bank for International Cooperation	3.000%	5/29/24	500	501
12	Japan Bank for International Cooperation	2.125%	2/10/25	330	313
12	Japan Bank for International Cooperation	2.375%	4/20/26	200	191
12	Japan Bank for International Cooperation	2.250%	11/4/26	200	188
12	Japan Bank for International Cooperation	2.750%	11/16/27	800	770
12	Japan Bank for International Cooperation	3.250%	7/20/28	300	301
12	Japan Bank for International Cooperation	3.500%	10/31/28	350	358
12	Japan International Cooperation Agency	2.750%	4/27/27	300	290
11	KFW	4.000%	1/27/20	650	659
11	KFW	1.500%	4/20/20	625	616
11	KFW	1.625%	5/29/20	1,900	1,874
11	KFW	1.875%	6/30/20	1,100	1,088
11	KFW	2.750%	7/15/20	175	175
11	KFW	2.750%	9/8/20	1,700	1,704
11	KFW	2.750%	10/1/20	200	200
11	KFW	1.875%	12/15/20	550	542
11	KFW	1.625%	3/15/21	900	882
11	KFW	1.500%	6/15/21	900	877
11	KFW	1.750%	9/15/21	600	587
11	KFW	2.000%	11/30/21	600	590
11	KFW	3.125%	12/15/21	1,115	1,130
11	KFW	2.125%	3/7/22	1,000	984
11	KFW	2.125%	6/15/22	750	738
11	KFW	2.000%	10/4/22	950	928
11	KFW	2.375%	12/29/22	450	446
11	KFW	2.125%	1/17/23	1,025	1,004
11	KFW	2.500%	11/20/24	1,800	1,776
11	KFW	2.000%	5/2/25	150	143
11	KFW	2.875%	4/3/28	500	502
11	KFW	0.000%	4/18/36	400	228
11	KFW	0.000%	6/29/37	200	109
	Korea Development Bank	4.625%	11/16/21	150	156
	Korea Development Bank	3.000%	9/14/22	750	742
	Korea Development Bank	3.375%	3/12/23	700	701
	Korea Development Bank	3.750%	1/22/24	400	404
11	Landwirtschaftliche Rentenbank	2.250%	10/1/21	45	45
11	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	102
11	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	813
11	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	463
11	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	255
11	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	243
	Nexen Energy ULC	7.875%	3/15/32	50	68
	Nexen Energy ULC	6.400%	5/15/37	450	550
	Nexen Energy ULC	7.500%	7/30/39	200	278
	Nordic Investment Bank	1.500%	9/29/20	200	196
	Nordic Investment Bank	1.625%	11/20/20	200	196
	Nordic Investment Bank	2.250%	2/1/21	200	199
	Nordic Investment Bank	1.250%	8/2/21	400	386
	Nordic Investment Bank	2.125%	2/1/22	200	197
	Nordic Investment Bank	2.875%	7/19/23	200	202
	North American Development Bank	4.375%	2/11/20	100	101
13	Oesterreichische Kontrollbank AG	1.750%	1/24/20	250	248
13	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	690
13	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	293
13	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	203
5	Oriental Republic of Uruguay	8.000%	11/18/22	125	140
5	Oriental Republic of Uruguay	4.500%	8/14/24	503	513
5	Oriental Republic of Uruguay	4.375%	10/27/27	150	150
5	Oriental Republic of Uruguay	7.625%	3/21/36	195	254
5	Oriental Republic of Uruguay	4.125%	11/20/45	300	268
5	Oriental Republic of Uruguay	5.100%	6/18/50	965	952
	Petroleos Mexicanos	6.000%	3/5/20	64	65
	Petroleos Mexicanos	5.500%	1/21/21	400	400
	Petroleos Mexicanos	6.375%	2/4/21	951	964
	Petroleos Mexicanos	4.875%	1/24/22	425	414
	Petroleos Mexicanos	5.375%	3/13/22	184	182
	Petroleos Mexicanos	3.500%	1/30/23	265	241
	Petroleos Mexicanos	4.625%	9/21/23	187	176
	Petroleos Mexicanos	4.875%	1/18/24	350	327
	Petroleos Mexicanos	4.250%	1/15/25	100	88
	Petroleos Mexicanos	2.378%	4/15/25	33	32
	Petroleos Mexicanos	4.500%	1/23/26	110	96
	Petroleos Mexicanos	6.875%	8/4/26	599	586
	Petroleos Mexicanos	6.500%	3/13/27	1,236	1,168
	Petroleos Mexicanos	5.350%	2/12/28	756	660
	Petroleos Mexicanos	6.500%	1/23/29	375	349

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	6.625%	6/15/35	625	549
	Petroleos Mexicanos	6.625%	6/15/38	150	128
	Petroleos Mexicanos	6.500%	6/2/41	400	334
	Petroleos Mexicanos	5.500%	6/27/44	184	139
	Petroleos Mexicanos	6.375%	1/23/45	500	403
	Petroleos Mexicanos	5.625%	1/23/46	367	279
	Petroleos Mexicanos	6.750%	9/21/47	1,588	1,320
	Petroleos Mexicanos	6.350%	2/12/48	396	318
14	Power Sector Assets & Liabilities Management Corp.	9.625%	5/15/28	35	47
	Province of Alberta	2.200%	7/26/22	400	391
	Province of Alberta	3.300%	3/15/28	250	253
	Province of Alberta Canada	3.350%	11/1/23	375	382
	Province of British Columbia	2.000%	10/23/22	200	195
	Province of British Columbia	2.250%	6/2/26	300	287
	Province of Manitoba	2.050%	11/30/20	300	296
	Province of Manitoba	2.100%	9/6/22	150	146
	Province of Manitoba	2.125%	6/22/26	90	84
	Province of New Brunswick	2.500%	12/12/22	95	94
	Province of New Brunswick	3.625%	2/24/28	105	108
	Province of Ontario	4.400%	4/14/20	700	715
	Province of Ontario	2.500%	9/10/21	575	570
	Province of Ontario	2.400%	2/8/22	525	518
	Province of Ontario	2.250%	5/18/22	500	490
	Province of Ontario	2.450%	6/29/22	150	148
	Province of Ontario	2.200%	10/3/22	400	390
	Province of Ontario	3.400%	10/17/23	760	775
	Province of Ontario	3.200%	5/16/24	150	152
	Province of Ontario	2.500%	4/27/26	250	241
	Province of Quebec	3.500%	7/29/20	350	355
	Province of Quebec	2.750%	8/25/21	325	325
	Province of Quebec	2.375%	1/31/22	100	99
	Province of Quebec	2.625%	2/13/23	425	421
	Province of Quebec	2.500%	4/20/26	200	193
	Province of Quebec	2.750%	4/12/27	850	826
	Province of Quebec	7.500%	9/15/29	475	655
	Republic of Chile	3.875%	8/5/20	200	202
	Republic of Chile	2.250%	10/30/22	175	169
	Republic of Chile	3.125%	1/21/26	485	467
5	Republic of Chile	3.240%	2/6/28	660	635
	Republic of Chile	3.860%	6/21/47	275	258
	Republic of Colombia	4.375%	7/12/21	450	457
	Republic of Colombia	4.000%	2/26/24	400	395
	Republic of Colombia	8.125%	5/21/24	100	117
5	Republic of Colombia	4.500%	1/28/26	522	522
5	Republic of Colombia	3.875%	4/25/27	1,065	1,021
5	Republic of Colombia	4.500%	3/15/29	450	444
	Republic of Colombia	10.375%	1/28/33	200	300
	Republic of Colombia	7.375%	9/18/37	300	363
	Republic of Colombia	6.125%	1/18/41	125	136
5	Republic of Colombia	5.625%	2/26/44	475	489
5	Republic of Colombia	5.000%	6/15/45	765	726
	Republic of Hungary	6.250%	1/29/20	350	360
	Republic of Hungary	6.375%	3/29/21	2,450	2,585
	Republic of Hungary	5.750%	11/22/23	400	433
	Republic of Hungary	7.625%	3/29/41	100	141
	Republic of Indonesia	2.950%	1/11/23	425	406
	Republic of Indonesia	4.100%	4/24/28	200	195
	Republic of Indonesia	4.750%	2/11/29	200	202
10	Republic of Indonesia	4.750%	7/18/47	200	188
	Republic of Indonesia	4.350%	1/11/48	300	273
	Republic of Italy	6.875%	9/27/23	590	643
	Republic of Italy	5.375%	6/15/33	325	341
	Republic of Korea	3.875%	9/11/23	200	206
	Republic of Korea	5.625%	11/3/25	100	114
	Republic of Korea	3.875%	9/20/48	125	127
	Republic of Panama	5.200%	1/30/20	200	204
5	Republic of Panama	4.000%	9/22/24	200	202
5	Republic of Panama	3.750%	3/16/25	200	198
	Republic of Panama	7.125%	1/29/26	168	197
	Republic of Panama	8.875%	9/30/27	238	316
5	Republic of Panama	3.875%	3/17/28	460	453
	Republic of Panama	9.375%	4/1/29	300	415
5	Republic of Panama	6.700%	1/26/36	292	356
5	Republic of Panama	4.500%	4/16/50	410	391
5	Republic of Panama	4.300%	4/29/53	200	186
	Republic of Peru	7.350%	7/21/25	225	274
	Republic of Peru	8.750%	11/21/33	645	958
5	Republic of Peru	6.550%	3/14/37	225	285
	Republic of Peru	5.625%	11/18/50	475	559
	Republic of Poland	5.125%	4/21/21	275	287
	Republic of Poland	5.000%	3/23/22	775	817
	Republic of Poland	3.000%	3/17/23	325	321
	Republic of Poland	4.000%	1/22/24	350	359
	Republic of Poland	3.250%	4/6/26	150	147
	Republic of the Philippines	4.000%	1/15/21	350	353
	Republic of the Philippines	9.500%	10/21/24	350	452
	Republic of the Philippines	10.625%	3/16/25	100	138
	Republic of the Philippines	5.500%	3/30/26	225	250
	Republic of the Philippines	3.000%	2/1/28	400	379
	Republic of the Philippines	9.500%	2/2/30	225	332
	Republic of the Philippines	7.750%	1/14/31	400	539
	Republic of the Philippines	6.375%	1/15/32	200	246
	Republic of the Philippines	6.375%	10/23/34	550	690
	Republic of the Philippines	3.950%	1/20/40	700	684
	Republic of the Philippines	3.700%	3/1/41	200	190
	Republic of the Philippines	3.700%	2/2/42	350	333
	State of Israel	3.150%	6/30/23	400	400
	State of Israel	2.875%	3/16/26	200	193
	State of Israel	3.250%	1/17/28	300	295
	State of Israel	4.500%	1/30/43	200	208
	State of Israel	4.125%	1/17/48	250	245
	Svensk Exportkredit AB	1.750%	5/18/20	190	188
	Svensk Exportkredit AB	1.875%	6/23/20	200	198
	Svensk Exportkredit AB	1.750%	8/28/20	380	374
	Svensk Exportkredit AB	2.750%	10/7/20	260	260
	Svensk Exportkredit AB	1.750%	3/10/21	250	245
	Svensk Exportkredit AB	2.875%	5/22/21	200	201
	Svensk Exportkredit AB	3.125%	11/8/21	200	203
	Svensk Exportkredit AB	2.000%	8/30/22	190	184
	Svensk Exportkredit AB	2.875%	3/14/23	195	196
	Syngenta Finance NV	3.125%	3/28/22	100	95
	United Mexican States	3.500%	1/21/21	100	100
	United Mexican States	3.625%	3/15/22	548	542
	United Mexican States	3.600%	1/30/25	510	489
	United Mexican States	4.125%	1/21/26	445	436
	United Mexican States	4.150%	3/28/27	1,300	1,258
	United Mexican States	3.750%	1/11/28	475	446
	United Mexican States	8.300%	8/15/31	220	284
	United Mexican States	7.500%	4/8/33	100	122
	United Mexican States	6.050%	1/11/40	1,083	1,148
	United Mexican States	4.750%	3/8/44	765	695
	United Mexican States	5.550%	1/21/45	330	334
	United Mexican States	4.600%	1/23/46	600	535
	United Mexican States	4.350%	1/15/47	760	654
	United Mexican States	4.600%	2/10/48	255	226
	United Mexican States	5.750%	10/12/10	342	321
Total Sovereign Bonds (Cost $161,429)					159,518
Taxable Municipal Bonds (0.7%)
	Alabama Economic Settlement Authority BP Settlement Revenue	3.163%	9/15/25	90	89
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.939%	2/15/47	150	188

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	6.270%	2/15/50	50	62
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	7.499%	2/15/50	50	72
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	8.084%	2/15/50	125	199
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.918%	4/1/40	100	133
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	250	340
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.907%	10/1/50	200	284
	California Department of Water Resources Power Supply Revenue	2.000%	5/1/22	150	146
	California GO	2.800%	4/1/21	150	150
	California GO	5.700%	11/1/21	250	269
	California GO	3.375%	4/1/25	100	101
	California GO	3.500%	4/1/28	150	150
	California GO	4.500%	4/1/33	190	199
	California GO	7.500%	4/1/34	350	477
	California GO	4.600%	4/1/38	300	309
	California GO	7.300%	10/1/39	75	103
	California GO	7.350%	11/1/39	1,425	1,967
	California GO	7.625%	3/1/40	205	292
	California GO	7.600%	11/1/40	200	291
	California State University Systemwide Revenue	3.899%	11/1/47	50	49
	Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue	5.491%	11/1/39	50	62
	Chicago IL GO	7.045%	1/1/29	50	54
	Chicago IL GO	7.375%	1/1/33	150	165
	Chicago IL GO	6.314%	1/1/44	100	99
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	100	120
	Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	125	160
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	150	182
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	125	160
	Clark County NV Airport System Revenue	6.881%	7/1/42	100	102
	Clark County NV Airport System Revenue	6.820%	7/1/45	100	142
	Commonwealth Financing Authority Pennsylvania Revenue	3.864%	6/1/38	100	99
	Connecticut GO	5.090%	10/1/30	175	189
	Connecticut GO	5.850%	3/15/32	200	229
	Cook County IL GO	6.229%	11/15/34	50	60
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	130
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	58
	Dallas TX Convention Center Hotel Development Corp. Hotel Revenue	7.088%	1/1/42	150	193
	Dallas TX Independent School District GO	6.450%	2/15/35	100	107
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	59
	District of Columbia Water & Sewer Authority Public Utility Revenue	4.814%	10/1/14	150	166
	Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	150	149
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue	2.995%	7/1/20	450	451
	George Washington University District of Columbia GO	4.126%	9/15/48	150	150
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	250	264
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	150	165
	Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	75	84
	Houston TX GO	6.290%	3/1/32	140	165
	Illinois GO	4.950%	6/1/23	400	406
	Illinois GO	5.100%	6/1/33	1,200	1,144
	Illinois GO	7.350%	7/1/35	300	333
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	63
	JobsOhio Beverage System Statewide Liquor Profits Revenue	3.985%	1/1/29	150	155
	JobsOhio Beverage System Statewide Liquor Profits Revenue	4.532%	1/1/35	100	107
	Los Angeles CA Department of Water & Power Revenue	6.166%	7/1/40	25	26
	Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	100	139
	Los Angeles CA Department of Water & Power Revenue	6.603%	7/1/50	100	141
	Los Angeles CA Unified School District GO	5.755%	7/1/29	200	231
	Los Angeles CA Unified School District GO	5.750%	7/1/34	125	148
	Los Angeles CA Unified School District GO	6.758%	7/1/34	200	257
	Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	90
	Los Angeles County CA Public Works Financing Authority Lease Revenue	7.618%	8/1/40	50	73
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	50	63
	Massachusetts GO	4.200%	12/1/21	125	128
	Massachusetts GO	5.456%	12/1/39	150	182
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	100	122
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	50	61
	Metropolitan Government of Nashville & Davidson County TN Convention Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	67
	Metropolitan Washington DC/VA Airports Authority Dulles Toll Road Revenue	7.462%	10/1/46	85	122
	Miami-Dade County FL Aviation Revenue (Miami International Airport)	4.280%	10/1/41	125	126
	Mississippi GO	5.245%	11/1/34	50	57
	Missouri Health & Educational Facilities Authority Revenue (Washington University)	3.652%	8/15/57	100	94
15	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	225	273
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.104%	12/15/28	100	103
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.561%	12/15/40	400	490
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	100	141
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	400	546
	New York City NY GO	6.246%	6/1/35	25	26

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York City NY GO	5.517%	10/1/37	50	59
	New York City NY GO	6.271%	12/1/37	100	126
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.750%	6/15/41	50	63
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.952%	6/15/42	50	65
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.011%	6/15/42	50	65
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.440%	6/15/43	100	121
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	175	224
	New York City NY Transitional Finance Authority Future Tax Revenue	5.767%	8/1/36	150	179
	New York City NY Transitional Finance Authority Future Tax Revenue	5.508%	8/1/37	100	117
	New York City NY Transitional Finance Authority Future Tax Revenue	5.572%	11/1/38	75	88
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	400	568
	New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	59
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.628%	3/15/39	100	119
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	172
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	150	206
	Ohio State University General Receipts Revenue	4.910%	6/1/40	100	116
	Ohio State University General Receipts Revenue	3.798%	12/1/46	100	99
	Ohio State University General Receipts Revenue	4.800%	6/1/11	100	110
	Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	4.879%	12/1/34	75	82
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	150	186
	Oregon GO	5.762%	6/1/23	160	171
	Oregon GO	5.892%	6/1/27	75	87
16	Oregon School Boards Association GO	5.528%	6/30/28	50	57
	Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	50	55
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	50	61
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	75	91
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	250	287
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	100	108
	Port Authority of New York & New Jersey Revenue	4.031%	9/1/48	30	30
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	100	114
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	550	560
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	100	109
	President & Fellows of Harvard College Massachusetts GO	4.875%	10/15/40	225	259
	President & Fellows of Harvard College Massachusetts GO	3.150%	7/15/46	100	90
	Princeton University New Jersey GO	5.700%	3/1/39	200	257
	Regents of the University of California Revenue	3.063%	7/1/25	100	99
	Regional Transportation District of Colorado Sales Tax Revenue	5.844%	11/1/50	100	132
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	50	59
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	75	68
	Sales Tax Securitization Corp. Illinois Revenue	3.820%	1/1/48	50	45
	Salt River Project Arizona Agricultural Improvement & Power District Revenue	4.839%	1/1/41	150	173
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	125	163
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	125	158
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	100	131
	San Francisco CA City & County Public Utilities Commission Water Revenue	6.950%	11/1/50	100	143
	San Jose California Redevelopment Agency Successor Agency Tax Allocation	3.375%	8/1/34	100	94
	Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	236
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	100	95
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	100	127
	State of Wisconsin	3.154%	5/1/27	100	99
	State of Wisconsin	3.954%	5/1/36	250	250
	Texas GO	5.517%	4/1/39	50	62
	Texas Transportation Commission Revenue	5.178%	4/1/30	175	199
	Texas Transportation Commission Revenue	4.681%	4/1/40	50	56
	University of California Regents Medical Center Revenue	6.548%	5/15/48	250	330
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	66
	University of California Revenue	6.270%	5/15/31	500	507
	University of California Revenue	5.946%	5/15/45	175	217
	University of California Revenue	4.858%	5/15/12	25	26
	University of California Revenue	4.767%	5/15/15	100	103
	University of Southern California GO	5.250%	10/1/11	100	117
	University of Texas Permanent University Fund Revenue	3.376%	7/1/47	50	45
	University of Texas Revenue	3.354%	8/15/47	50	45
	University of Texas System Revenue Financing System Revenue	6.276%	8/15/41	25	26
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	83
	University of Virginia Revenue	4.179%	9/1/17	50	49
	Utah GO	4.554%	7/1/24	50	53
	Utah GO	3.539%	7/1/25	50	51
	Washington GO	5.140%	8/1/40	150	174
16	Wisconsin GO	5.700%	5/1/26	75	83
Total Taxable Municipal Bonds (Cost $23,144)					25,272

				Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
17	Vanguard Market Liquidity Fund (Cost $43,183)	2.530%		431,866	43,187
Total Investments (100.6%) (Cost $3,599,284)					3,556,187

Total Bond Market Index Portfolio

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	183
Receivables for Investment Securities Sold	29,727
Receivables for Accrued Income	23,102
Receivables for Capital Shares Issued	7,026
Other Assets	1
Total Other Assets	60,039
Liabilities
Payables for Investment Securities Purchased	(71,742)
Payables for Capital Shares Redeemed	(8,094)
Payables to Vanguard	(1,837)
Variation Margin Payable—Futures Contracts	—
Total Liabilities	(81,673)
Net Assets (100%)
Applicable to 306,189,913 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,534,553
Net Asset Value Per Share	$11.54

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	3,497,868
Total Distributable Earnings (Loss)	36,685
Net Assets	3,534,553

•           See Note A in Notes to Financial Statements.

§          Security value determined using significant unobservable inputs.

1          Securities with a value of $10,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

2          U.S. government-guaranteed.

3          The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4          The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5          The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

6          Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2018.

7          Adjustable-rate security based upon 12-month USD LIBOR plus spread.

8          Adjustable-rate security based upon 6-month USD LIBOR plus spread.

9          Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.

10   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate value of these securities was $22,060,000, representing 0.6% of net assets.

11   Guaranteed by the Federal Republic of Germany.

12   Guaranteed by the Government of Japan.

13   Guaranteed by the Republic of Austria.

14   Guaranteed by the Republic of the Philippines.

15   Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.

16   Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

17   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Short Futures Contracts
10-Year U.S. Treasury Note	March 2019	(30)		(3,660)	—

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Interest[1]	99,324
Total Income	99,324
Expenses
The Vanguard Group—Note B
Investment Advisory Services	275
Management and Administrative	3,707
Marketing and Distribution	605
Custodian Fees	112
Auditing Fees	86
Shareholders’ Reports	45
Trustees’ Fees and Expenses	3
Total Expenses	4,833
Net Investment Income	94,491
Realized Net Gain (Loss) on Investment Securities Sold[1]	(11,812)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(87,509)
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	(87,509)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,830)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,600,000, ($13,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	94,491	79,058
Realized Net Gain (Loss)	(11,812)	6,819
Change in Unrealized Appreciation (Depreciation)	(87,509)	23,124
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,830)	109,001
Distributions
Net Investment Income	(79,188)	(71,452)
Realized Capital Gain[1]	(6,703)	(9,620)
Total Distributions	(85,891)	(81,072)
Capital Share Transactions
Issued	657,403	957,289
Issued in Lieu of Cash Distributions	85,891	81,072
Redeemed	(616,385)	(553,064)
Net Increase (Decrease) from Capital Share Transactions	126,909	485,297
Total Increase (Decrease)	36,188	513,226
Net Assets
Beginning of Period	3,498,365	2,985,139
End of Period	3,534,553	3,498,365

1   Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $1,591,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.86	$11.77	$11.79	$12.07	$11.73
Investment Operations
Net Investment Income	.313	1.292	1.283	.276	.281
Net Realized and Unrealized Gain (Loss) on Investments	(.343)	.119	.007	(.233)	.397
Total from Investment Operations	(.030)	.411	.290	.043	.678
Distributions
Dividends from Net Investment Income	(.267)	(.283)	(.277)	(.272)	(.295)
Distributions from Realized Capital Gains	(.023)	(.038)	(.033)	(.051)	(.043)
Total Distributions	(.290)	(.321)	(.310)	(.323)	(.338)
Net Asset Value, End of Period	$11.54	$11.86	$11.77	$11.79	$12.07

Total Return	-0.21%	3.57%	2.47%	0.33%	5.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,535	$3,498	$2,985	$2,799	$2,619
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.15%	0.15%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.48%	2.41%	2.43%	2.47%
Portfolio Turnover Rate[2]	89%	91%	104%	149%	118%

1 Calculated based on average shares outstanding.

2 Includes 26%, 24%, 33%, 61%, and 61% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary

Total Bond Market Index Portfolio

risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented 1% and less than 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Total Bond Market Index Portfolio

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $183,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
U.S. Government and Agency Obligations	—	2,298,171	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	94,131	129
Corporate Bonds	—	935,779	—
Sovereign Bonds	—	159,518	—
Taxable Municipal Bonds	—	25,272	—
Temporary Cash Investments	43,187	—	—
Futures Contracts—Liabilities[1]	—	—	—
Total	43,187	3,512,871	129

1 Represents variation margin on the last day of the reporting period.

Total Bond Market Index Portfolio

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	93,215
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(11,830)
Net Unrealized Gains (Losses)	(43,098)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,599,285
Gross Unrealized Appreciation	35,013
Gross Unrealized Depreciation	(78,111)
Net Unrealized Appreciation (Depreciation)	(43,098)

E.  During the year ended December 31, 2018, the portfolio purchased $292,362,000 of investment securities and sold $257,829,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,889,482,000 and $2,783,905,000, respectively.

F.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	57,508	81,315
Issued in Lieu of Cash Distributions	7,574	7,025
Redeemed	(53,952)	(46,886)
Net Increase (Decrease) in Shares Outstanding	11,130	41,454

At December 31, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 41% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $6,703,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market Index Portfolio. Investors acquire the Total Bond Market Index Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

Total International Stock Market Index Portfolio

International equity markets were marked by volatility during 2018, ending the year generally down across the board. Chief among investor concerns were U.S.-China trade disputes, tightening monetary policy, fluctuating oil prices, and Brexit negotiations. A rising U.S. dollar also hurt returns on international equities for U.S. investors.

Few international markets escaped unscathed. Europe and the U.K., Asia-Pacific, and emerging markets all declined. Small-capitalization stocks were hit hardest.

The pessimism was tempered to some degree by positive jobs growth and corporate earnings in the U.S. and the pending resumption of U.S.-China trade talks in 2019. The U.S. Federal Reserve increased short-term interest rates four times in 2018 to a target of 2.25%–2.5%, and many observers entered the new year expecting only one increase for 2019.

For the 12 months ended December 31, 2018, the Total International Stock Market Index Portfolio of Vanguard Variable Insurance Fund returned –14.62%. It closely tracked the return of its target benchmark, the FTSE Global All Cap ex US Index.

Please note that the portfolio returns in the Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Double-digit declines across multiple markets

As a “fund of funds,” the Total International Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing in six underlying Vanguard funds that offer broad coverage of developed and emerging markets outside the U.S. The portfolio provides diversified exposure to multiple regions, markets, and industry sectors and includes stocks from across the market-cap spectrum.

All of the portfolio’s underlying funds posted double-digit losses for the period, including Vanguard Developed Markets Index Fund and Vanguard FTSE All-World ex-US Index Fund, which together make up more than half of its holdings. Vanguard FTSE All-World ex-US Small-Cap Index Fund, which represents about 7% of the portfolio, reported the sharpest decline.

Total International Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Market Index Portfolio	6/30/2018	12/31/2018	Period1
Based on Actual Portfolio Return	$1,000.00	$886.80	$0.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.65	0.56

1 The calculations are based on the Total International Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total International Stock Market Index Portfolio’s annualized expense figure for that period is 0.11%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Total International Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2018		of a $10,000
	One Year	Since Inception[1]	Investment
Total International Stock Market Index Portfolio	-14.62%	-7.47%	$9,029
FTSE Global All Cap ex US Index	-14.61	-7.08	9,080

1 September 7, 2017.

See Financial Highlights for dividend and capital gains information.

Total International Stock Market Index Portfolio

Allocation to Underlying Funds

As of December 31, 2018

Vanguard Developed Markets Index Fund Admiral Shares	28.0%
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	27.8
Vanguard Emerging Markets Stock Index Fund Admiral Shares	14.5
Vanguard European Stock Index Fund Admiral Shares	13.7
Vanguard Pacific Stock Index Fund Admiral Shares	9.4
Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares	6.6

Total International Stock Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

Market
Value•
Shares	($000)
Investment Companies (98.2%)
International Stock Funds (98.2%)
Vanguard Developed Markets Index Fund Admiral Shares	4,597,862	54,990
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	1,928,468	54,711
Vanguard Emerging Markets Stock Index Fund Admiral Shares	895,834	28,452
Vanguard European Stock Index Fund Admiral Shares	441,261	26,881
Vanguard Pacific Stock Index Fund Admiral Shares	244,186	18,385
Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares	360,618	12,993
Total Investment Companies (Cost $229,232)	196,412
Temporary Cash Investments (1.8%)
Money Market Fund (1.7%)
1	Vanguard Market Liquidity Fund, 2.530%	34	3,401

Face
Amount
($000)
U.S. Government and Agency Obligations (0.1%)
2	United States Treasury Bill, 2.194%, 1/24/19	100	100
2	United States Treasury Bill, 2.480%, 5/9/19	200	198
298
Total Temporary Cash Investments (Cost $3,699)	3,699
Total Investments (100.0%) (Cost $232,931)	200,111
Other Assets and Liabilities (0.0%)
Other Assets	1,361
Liabilities	(1,395)
(34)
Net Assets (100%)
Applicable to 11,151,762 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	200,077
Net Asset Value Per Share	$17.94

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Affiliated Funds	199,813
Unaffiliated Issuers	298
Total Investments in Securities	200,111
Receivables for Capital Shares Issued	1,334
Receivables for Accrued Income	7
Variation Margin Receivable—Futures Contracts	20
Total Assets	201,472
Liabilities
Payables for Investment Securities Purchased	1,106
Payables for Capital Shares Redeemed	289
Total Liabilities	1,395
Net Assets	200,077

Total International Stock Market Index Portfolio

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	228,220
Total Distributable Earnings (Loss)	(28,143)
Net Assets	200,077

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
S&P/TSX 60 Index	March 2019	27	3,390	(69)

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	4,756
Interest	3
Net Investment Income—Note B	4,759
Realized Net Gain (Loss)
Affiliated Funds Sold	196
Futures Contracts	(201)
Realized Net Gain (Loss)	(5)
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(34,516)
Futures Contracts	(71)
Change in Unrealized Appreciation (Depreciation)	(34,587)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,833)

Statement of Changes in Net Assets

		September 7,
	Year Ended	2017[1] to
	December 31,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,759	627
Realized Net Gain (Loss)	(5)	64
Change in Unrealized Appreciation (Depreciation)	(34,587)	1,698
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,833)	2,389
Distributions
Net Investment Income	(635)	—
Realized Capital Gain[2]	(64)	—
Total Distributions	(699)	—
Capital Share Transactions
Issued	180,119	68,718
Issued in Lieu of Cash Distributions	699	—
Redeemed	(21,027)	(289)
Net Increase (Decrease) from Capital Share Transactions	159,791	68,429
Total Increase (Decrease)	129,259	70,818
Net Assets
Beginning of Period	70,818	—
End of Period	200,077	70,818

1 Inception.

2 Includes fiscal 2018 and 2017 short-term gain distributions totaling $64,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Financial Highlights

	Year	Sept. 7,
	Ended	2017[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$21.15	$20.00
Investment Operations
Net Investment Income[2]	.646	.341
Capital Gain Distributions Received[2]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(3.716)	.809
Total from Investment Operations	(3.070)	1.150
Distributions
Dividends from Net Investment Income	(.127)	—
Distributions from Realized Capital Gains	(.013)	—
Total Distributions	(.140)	—
Net Asset Value, End of Period	$17.94	$21.15

Total Return	-14.62%	5.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$200	$71
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.11%	0.11%[3]
Ratio of Net Investment Income to Average Net Assets	3.23%	5.20%[3]
Portfolio Turnover Rate	6%	5%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Notes to Financial Statements

Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. Financial statements and other information about each underlying fund are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2017–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Total International Stock Market Index Portfolio

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	196,412	—	—
Temporary Cash Investments	3,401	298	—
Futures Contracts—Assets[1]	20	—	—
Total	199,833	298	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	4,777
Undistributed Long-term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(32,920)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	232,962
Gross Unrealized Appreciation	146
Gross Unrealized Depreciation	(33,066)
Net Unrealized Appreciation (Depreciation)	(32,920)

Total International Stock Market Index Portfolio

E.  Capital shares issued and redeemed were:

	Year Ended	September 7, 2017[1] to
	December 31, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	8,863	3,362
Issued in Lieu of Cash Distributions	33	—
Redeemed	(1,092)	(14)
Net Increase (Decrease) in Shares Outstanding	7,804	3,348

1 Inception.

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	387	NA1	NA1	—	—	25	—	3,401
Vanguard Developed Markets Index Fund	19,594	46,757	1,767	43	(9,637)	1,329	—	54,990
Vanguard Emerging Markets Stock Index Fund	10,253	23,888	1,063	50	(4,676)	629	—	28,452
Vanguard European Stock Index Fund	9,303	23,472	920	3	(4,977)	700	—	26,881
Vanguard FTSE All-World ex-US Index Fund	19,611	45,437	1,159	24	(9,202)	1,327	—	54,711
Vanguard FTSE All-World ex-US Small-Cap Index Fund	4,972	12,200	1,347	35	(2,867)	295	—	12,993
Vanguard Pacific Stock Index Fund	6,333	17,534	2,366	41	(3,157)	451	—	18,385
Total	70,453	169,288	8,622	196	(34,516)	4,756	—	199,813

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Total International Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total International Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Total International Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for the year ended December 31, 2018, and for the period September 7, 2017 (inception) through December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2018 and for the period September 27, 2017 (inception), through December 31, 2017, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $5,127,000 and foreign taxes paid of $397,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Total Stock Market Index Portfolio

For the 12 months ended December 31, 2018, Vanguard Variable Insurance Fund Total Stock Market Index Portfolio returned —5.34%, in line with its benchmark, the S&P Total Market Index. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The broad U.S. stock market finished 2018 with a return of about –5%, its first negative calendar year since 2008. Despite generally solid economic data and corporate earnings, stocks declined sharply in the fourth quarter. Investors grew more concerned about equity valuations, the possibility of slowing global growth, rising U.S. interest rates, and heightened geopolitical uncertainty.

Few sectors offered solace as markets turned volatile

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio seeks to track the performance of the S&P Total Market Index. It offers investors exposure to every segment of the U.S. equity market. Stocks of all sizes, styles, and sectors are represented. During the period, the portfolio’s two underlying fund holdings detracted from performance. Vanguard Extended Market Index Fund, which focuses on small- and mid-capitalization stocks, returned –9.47% for Investor Shares, while the Equity Index Portfolio of Vanguard Variable Insurance Fund, which concentrates on large-cap stocks, returned –4.51%.

Over the period, large-cap stocks outpaced mid- and small-caps, and growth stocks outperformed their value counterparts. Eight of the 11 sectors recorded negative returns.

Financial stocks were among those that detracted the most from the portfolio’s performance. While interest rates have risen from their rock-bottom lows in recent years, the expectation for aggressive hikes has moderated. This has curbed the appeal of banks and other financial companies that depend on interest. Asset managers and other investment firms were also hurt by the market’s fourth-quarter swoon.

Industrials, energy, and materials companies absorbed double-digit declining returns over the period. Falling oil prices set back energy firms in particular. The only sectors with positive results were health care, information technology, and utilities—which serves as a safe haven when the broad market turns more volatile.

Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2018	12/31/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$917.27	$0.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1   The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/366).

Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008—December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	-5.34%	7.75%	13.05%	$34,110
S&P Total Market Index	-5.30	7.87	13.17	34,453

See Financial Highlights for dividend and capital gains information.

Total Stock Market Index Portfolio

Allocation to Underlying Funds

As of December 31, 2018

Vanguard Variable Insurance Fund Equity Index Portfolio	83.2%
Vanguard Extended Market Index Fund Admiral Shares	16.8

Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (100.1%)
Vanguard Variable Insurance Fund - Equity Index Portfolio	44,800,783	1,703,774
Vanguard Extended Market Index Admiral Shares	4,545,501	344,094
Total Investment Companies (Cost $1,758,785)		2,047,868
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.530% (Cost $2,752)	27,515	2,752
Total Investments (100.2%) (Cost $1,761,537)		2,050,620
Other Assets and Liabilities (-0.2%)
Other Assets		1,254
Liabilities		(4,886)
		(3,632)
Net Assets (100%)
Applicable to 59,755,803 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,046,988
Net Asset Value Per Share		$34.26

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	2,050,620
Receivables for Capital Shares Issued	1,253
Receivables for Accrued Income	1
Total Assets	2,051,874
Liabilities
Payables for Investment Securities Purchased	3,060
Payables for Capital Shares Redeemed	1,826
Total Liabilities	4,886
Net Assets	2,046,988

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	1,656,901
Total Distributable Earnings (Loss)	390,087
Net Assets	2,046,988

• See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	34,940
Net Investment Income—Note B	34,940
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	28,613
Affiliated Investment Securities Sold	37,843
Realized Net Gain (Loss)	66,456
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(219,589)
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,193)

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,940	32,621
Realized Net Gain (Loss)	66,456	83,806
Change in Unrealized Appreciation (Depreciation)	(219,589)	247,903
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,193)	364,330
Distributions
Net Investment Income	(32,762)	(36,007)
Realized Capital Gain[1]	(83,757)	(98,120)
Total Distributions	(116,519)	(134,127)
Capital Share Transactions
Issued	278,054	201,733
Issued in Lieu of Cash Distributions	116,519	134,127
Redeemed	(217,186)	(196,899)
Net Increase (Decrease) from Capital Share Transactions	177,387	138,961
Total Increase (Decrease)	(57,325)	369,164
Net Assets
Beginning of Period	2,104,313	1,735,149
End of Period	2,046,988	2,104,313

1   Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,049,000 and $191,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$38.26	$34.10	$32.06	$33.46	$32.01
Investment Operations
Net Investment Income	.603[1]	.604[1]	.710	.480	.506 [1]
Capital Gain Distributions Received	.494[1]	.890[1]	.478	.672	.462 [1]
Net Realized and Unrealized Gain (Loss)
on Investments	(2.964)	5.270	2.598	(1.019)	2.717
Total from Investment Operations	(1.867)	6.764	3.786	.133	3.685
Distributions
Dividends from Net Investment Income	(.600)	(.699)	(.484)	(.433)	(.450)
Distributions from Realized Capital Gains	(1.533)	(1.905)	(1.262)	(1.100)	(1.785)
Total Distributions	(2.133)	(2.604)	(1.746)	(1.533)	(2.235)
Net Asset Value, End of Period	$34.26	$38.26	$34.10	$32.06	$33.46

Total Return	-5.34%	20.97%	12.56%	0.37%	12.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,047	$2,104	$1,735	$1,699	$1,629
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.15%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.71%	2.10%	1.53%	1.61%
Portfolio Turnover Rate	5%	6%	9%	5%	9%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Notes to Financial Statements

Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The Portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the Portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015—2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Total Stock Market Index Portfolio

At December 31, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	35,301
Undistributed Long-Term Gains	65,703
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	289,083

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,761,537
Gross Unrealized Appreciation	312,456
Gross Unrealized Depreciation	(23,373)
Net Unrealized Appreciation (Depreciation)	289,083

E.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	7,370	5,679
Issued in Lieu of Cash Distributions	3,121	4,025
Redeemed	(5,731)	(5,598)
Net Increase (Decrease) in Shares Outstanding	4,760	4,106

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended
Market Index Fund	371,358	53,280	39,020	13,824	(55,348)	5,538	—	344,094
Vanguard Market
Liquidity Fund	2,456	NA1	NA1	—	—	8	—	2,752
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	1,733,404	174,976	64,384	24,019	(164,241)	29,394	28,613	1,703,774
Total	2,107,218	228,256	103,404	37,843	(219,589)	34,940	28,613	2,050,620

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $82,709,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year

For corporate shareholders, 88.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Equity Index Portfolio

For the 12 months ended December 31, 2018, Vanguard Variable Insurance Fund Equity Index Portfolio returned –4.51%, in line with its benchmark, the S&P 500 Index, which returned –4.38%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The broad U.S. stock market finished 2018 with a return of about –5%, its first negative calendar year since 2008. Despite generally solid economic data and corporate earnings, stocks declined sharply in the fourth quarter. Investors grew more concerned about equity valuations, the possibility of slowing global growth, rising U.S. interest rates, and heightened geopolitical uncertainty.

Few sectors offered solace as markets turned volatile

The Equity Index Portfolio seeks to track the performance of the S&P 500 Index. The index is composed of 500 of the largest U.S. companies and represents about three-quarters of the U.S. stock market’s value. Stocks of every style and from every industry sector are represented.

Over the period, large-capitalization stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts. Seven of the 11 sectors recorded negative returns.

Financial stocks were among those that detracted the most from the portfolio’s performance. While interest rates have risen from their rock-bottom lows in recent years, the expectation for aggressive hikes has moderated. This has curbed the appeal of banks and other financial companies that depend on interest. Asset managers and other investment firms were also hurt by the market’s fourth-quarter swoon.

Industrials, energy, and materials companies absorbed double-digit declining returns over the period. Falling oil prices set back energy firms in particular. The only sectors with positive results were health care, information technology, consumer discretionary, and utilities—which serves as a safe haven when the broad market turns more volatile.

Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2018	12/31/2018	Period1
Based on Actual Portfolio Return	$1,000.00	$930.97	$0.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2008–December 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2018			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	-4.51%	8.35%	12.97%	$33,865
S&P 500 Index	-4.38	8.49	13.12	34,304
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	34,625

See Financial Highlights for dividend and capital gains information.

Equity Index Portfolio

Sector Diversification

As of December 31, 2018

Communication Services	10.1%
Consumer Discretionary	9.9
Consumer Staples	7.4
Energy	5.3
Financials	13.4
Health Care	15.6
Industrials	9.2
Information Technology	20.1
Materials	2.7
Real Estate	3.0
Utilities	3.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov.

		Shares	Market Value• ($000)
Common Stocks (99.5%)[1]
Communication Services (10.1%)
*	Alphabet Inc. Class C	71,891	74,451
*	Facebook Inc. Class A	560,556	73,483
*	Alphabet Inc. Class A	69,679	72,812
	Verizon Communications Inc.	964,528	54,226
	AT&T Inc.	1,696,933	48,430
	Walt Disney Co.	347,073	38,057
	Comcast Corp. Class A	1,058,570	36,044
*	Netflix Inc.	101,645	27,206
	Twenty-First Century Fox Inc. Class A	246,771	11,875
*	Charter Communications Inc. Class A	41,120	11,718
	Activision Blizzard Inc.	177,910	8,285
*	Electronic Arts Inc.	70,360	5,552
	Twenty-First Century Fox Inc.	113,157	5,407
*	Twitter Inc.	168,400	4,840
	Omnicom Group Inc.	52,115	3,817
	CBS Corp. Class B	79,890	3,493
	CenturyLink Inc.	221,297	3,353
*	Take-Two Interactive Software Inc.	26,500	2,728
	Viacom Inc. Class B	82,226	2,113
*	Discovery Communications Inc.	82,728	1,909
	Interpublic Group of Cos. Inc.	89,903	1,855
*	DISH Network Corp. Class A	53,459	1,335
	News Corp. Class A	112,823	1,280
*	TripAdvisor Inc.	23,617	1,274
*	Discovery Communications Inc. Class A	37,518	928
	News Corp. Class B	5,000	58
			496,529
Consumer Discretionary (9.9%)
*	Amazon.com Inc.	95,852	143,967
	Home Depot Inc.	263,352	45,249
	McDonald’s Corp.	179,704	31,910
	NIKE Inc. Class B	297,078	22,025
	Starbucks Corp.	289,302	18,631
*	Booking Holdings Inc.	10,809	18,618
	Lowe’s Cos. Inc.	187,301	17,299
	TJX Cos. Inc.	288,350	12,901
	General Motors Co.	305,927	10,233
	Target Corp.	121,704	8,043
	Ross Stores Inc.	87,252	7,259
	Marriott International Inc. Class A	66,021	7,167
	Ford Motor Co.	913,281	6,987
	Yum! Brands Inc.	72,927	6,703
	Dollar General Corp.	61,288	6,624
*	O’Reilly Automotive Inc.	18,657	6,424
*	eBay Inc.	211,071	5,925
	VF Corp.	75,968	5,420
*	Dollar Tree Inc.	55,587	5,021
*	AutoZone Inc.	5,952	4,990
	Hilton Worldwide Holdings Inc.	69,295	4,975
	Carnival Corp.	93,525	4,611
	Royal Caribbean Cruises Ltd.	39,892	3,901
	Aptiv plc	61,419	3,782
	Genuine Parts Co.	34,218	3,286
*	Ulta Beauty Inc.	13,133	3,215
	Expedia Group Inc.	27,717	3,122
	Darden Restaurants Inc.	29,049	2,901
	Best Buy Co. Inc.	54,615	2,892
	MGM Resorts International	116,210	2,819
	DR Horton Inc.	80,027	2,774
	Lennar Corp. Class A	69,429	2,718
	Advance Auto Parts Inc.	16,976	2,673
*	CarMax Inc.	41,087	2,577
	Kohl’s Corp.	38,451	2,551
*	Chipotle Mexican Grill Inc. Class A	5,676	2,451
	Tractor Supply Co.	28,446	2,374
	Tapestry Inc.	67,961	2,294
	Wynn Resorts Ltd.	22,655	2,241
	Hasbro Inc.	26,990	2,193
*	Norwegian Cruise Line Holdings Ltd.	50,954	2,160
	Macy’s Inc.	71,423	2,127
	Tiffany & Co.	25,207	2,029
	Newell Brands Inc.	99,335	1,847
	Garmin Ltd.	28,015	1,774
*	LKQ Corp.	73,618	1,747
*	Mohawk Industries Inc.	14,688	1,718
	PVH Corp.	18,405	1,711
	BorgWarner Inc.	48,150	1,673
	Whirlpool Corp.	14,815	1,583
	PulteGroup Inc.	60,275	1,567
	Foot Locker Inc.	26,978	1,435
	Ralph Lauren Corp. Class A	13,279	1,374
	L Brands Inc.	52,783	1,355
*	Michael Kors Holdings Ltd.	34,559	1,310
	Gap Inc.	49,909	1,286
	Harley-Davidson Inc.	37,536	1,281
	Nordstrom Inc.	26,546	1,237
	H&R Block Inc.	48,018	1,218
	Goodyear Tire & Rubber Co.	55,141	1,125
	Leggett & Platt Inc.	30,044	1,077
	Hanesbrands Inc.	82,535	1,034
*,^	Mattel Inc.	79,158	791
*,^	Under Armour Inc. Class A	42,867	757
*	Under Armour Inc. Class C	44,552	720
	Lennar Corp. Class B	1,031	32
			487,714
Consumer Staples (7.4%)
	Procter & Gamble Co.	581,661	53,466
	Coca-Cola Co.	894,978	42,377
	PepsiCo Inc.	329,100	36,359
	Walmart Inc.	331,908	30,917
	Philip Morris International Inc.	362,446	24,197
	Altria Group Inc.	438,094	21,638
	Costco Wholesale Corp.	102,172	20,813
	Mondelez International Inc. Class A	338,842	13,564
	Walgreens Boots Alliance Inc.	187,435	12,807
	Colgate-Palmolive Co.	202,372	12,045
	Kimberly-Clark Corp.	80,812	9,208
	Sysco Corp.	111,608	6,993
	Estee Lauder Cos. Inc. Class A	51,268	6,670
	Kraft Heinz Co.	144,920	6,237
	Constellation Brands Inc. Class A	38,772	6,235
	General Mills Inc.	138,814	5,405
	Archer-Daniels-Midland Co.	130,812	5,359
	Kroger Co.	185,938	5,113
*	Monster Beverage Corp.	93,066	4,581
	Clorox Co.	29,687	4,576
	McCormick & Co. Inc.	28,365	3,950
	Church & Dwight Co. Inc.	57,388	3,774
	Tyson Foods Inc. Class A	68,718	3,670
	Hershey Co.	32,790	3,514
	Kellogg Co.	59,018	3,365
	Hormel Foods Corp.	63,620	2,715
	Lamb Weston Holdings Inc.	34,000	2,501
	JM Smucker Co.	26,395	2,468
	Molson Coors Brewing Co. Class B	43,660	2,452
	Conagra Brands Inc.	113,274	2,420
	Brown-Forman Corp. Class B	39,010	1,856
*	Campbell Soup Co.	44,816	1,479
	Coty Inc. Class A	104,188	684
			363,408
Energy (5.3%)
	Exxon Mobil Corp.	988,305	67,392
	Chevron Corp.	445,537	48,470
	ConocoPhillips	268,487	16,740
	EOG Resources Inc.	135,130	11,785
	Schlumberger Ltd.	323,075	11,657
	Occidental Petroleum Corp.	175,945	10,799
	Marathon Petroleum Corp.	161,154	9,510
	Phillips 66	99,040	8,532
	Valero Energy Corp.	98,935	7,417
	Kinder Morgan Inc.	442,884	6,812
	Williams Cos. Inc.	285,129	6,287
	Halliburton Co.	204,649	5,440
	Pioneer Natural Resources Co.	39,747	5,227
	ONEOK Inc.	96,012	5,180
	Anadarko Petroleum Corp.	117,609	5,156
*	Concho Resources Inc.	46,718	4,802
	Diamondback Energy Inc.	35,888	3,327
	Marathon Oil Corp.	194,183	2,785

Equity Index Portfolio

		Shares	Market Value• ($000)
	Baker Hughes a GE Co. Class A	119,735	2,574
	Devon Energy Corp.	109,123	2,460
	Hess Corp.	59,443	2,407
	Apache Corp.	87,989	2,310
	National Oilwell Varco Inc.	89,422	2,298
	Cabot Oil & Gas Corp.	99,824	2,231
	Noble Energy Inc.	111,072	2,084
	TechnipFMC plc	98,910	1,937
	HollyFrontier Corp.	37,000	1,891
	Cimarex Energy Co.	22,106	1,363
	Helmerich & Payne Inc.	25,128	1,205
*	Newfield Exploration Co.	45,938	673
			260,751
Financials (13.3%)
*	Berkshire Hathaway Inc. Class B	422,557	86,278
	JPMorgan Chase & Co.	776,109	75,764
	Bank of America Corp.	2,131,290	52,515
	Wells Fargo & Co.	988,850	45,566
	Citigroup Inc.	569,365	29,641
	US Bancorp	353,882	16,172
	CME Group Inc.	83,435	15,696
	American Express Co.	163,142	15,551
	Chubb Ltd.	107,732	13,917
	Goldman Sachs Group Inc.	80,706	13,482
	PNC Financial Services Group Inc.	107,496	12,567
	Morgan Stanley	304,916	12,090
	Charles Schwab Corp.	280,061	11,631
	BlackRock Inc.	28,338	11,132
	Intercontinental Exchange Inc.	132,925	10,013
	Bank of New York Mellon Corp.	212,368	9,996
	S&P Global Inc.	58,534	9,947
	MetLife Inc.	230,268	9,455
	Marsh & McLennan Cos. Inc.	117,871	9,400
	Capital One Financial Corp.	110,477	8,351
	Progressive Corp.	135,879	8,198
	Aon plc	56,186	8,167
	American International Group Inc.	206,260	8,129
	Aflac Inc.	177,728	8,097
	Prudential Financial Inc.	96,365	7,859
	BB&T Corp.	179,387	7,771
	Travelers Cos. Inc.	61,851	7,407
	Allstate Corp.	80,484	6,650
*	Berkshire Hathaway Inc. Class A	21	6,426
	State Street Corp.	88,400	5,575
	Moody’s Corp.	38,840	5,439
	SunTrust Banks Inc.	104,631	5,278
	T. Rowe Price Group Inc.	56,139	5,183
	M&T Bank Corp.	32,759	4,689
	Discover Financial Services	78,443	4,627
	Willis Towers Watson plc	30,230	4,591
	Northern Trust Corp.	51,647	4,317
	Hartford Financial Services Group Inc.	83,534	3,713
	Synchrony Financial	154,426	3,623
	Fifth Third Bancorp	153,114	3,603
	KeyCorp	241,082	3,563
	Ameriprise Financial Inc.	32,514	3,393
	Citizens Financial Group Inc.	109,267	3,248
	Regions Financial Corp.	241,212	3,227
	Arthur J Gallagher & Co.	42,874	3,160
	MSCI Inc. Class A	20,500	3,022
	Huntington Bancshares Inc.	248,860	2,966
	Loews Corp.	64,327	2,928
	Cincinnati Financial Corp.	35,415	2,742
	Principal Financial Group Inc.	61,764	2,728
*	First Republic Bank	30,685	2,667
	Comerica Inc.	37,999	2,610
	E*TRADE Financial Corp.	58,853	2,582
	Cboe Global Markets Inc.	26,097	2,553
	Lincoln National Corp.	49,650	2,548
*	SVB Financial Group	12,500	2,374
	Raymond James Financial Inc.	29,992	2,232
	Nasdaq Inc.	26,617	2,171
	Everest Re Group Ltd.	9,446	2,057
	Franklin Resources Inc.	69,124	2,050
	Zions Bancorp NA	44,695	1,821
	Torchmark Corp.	23,934	1,784
	Invesco Ltd.	94,754	1,586
	Unum Group	50,723	1,490
	People’s United Financial Inc.	89,725	1,295
	Affiliated Managers Group Inc.	12,408	1,209
	Jefferies Financial Group Inc.	65,714	1,141
	Assurant Inc.	12,087	1,081
*	Brighthouse Financial Inc.	27,460	837
			655,571
Health Care (15.5%)
	Johnson & Johnson	625,754	80,754
	Pfizer Inc.	1,349,164	58,891
	UnitedHealth Group Inc.	224,686	55,974
	Merck & Co. Inc.	606,942	46,376
	AbbVie Inc.	350,727	32,333
	Abbott Laboratories	409,492	29,619
	Amgen Inc.	148,546	28,917
	Medtronic plc	313,647	28,529
	Eli Lilly & Co.	219,809	25,436
	Thermo Fisher Scientific Inc.	. 93,839	21,000
	Bristol-Myers Squibb Co.	380,542	19,781
	CVS Health Corp.	301,507	19,755
	Gilead Sciences Inc.	301,644	18,868
*	Cigna Corp.	88,748	16,855
	Anthem Inc.	60,258	15,826
	Danaher Corp.	143,792	14,828
*	Biogen Inc.	46,988	14,140
	Becton Dickinson and Co.	62,565	14,097
*	Intuitive Surgical Inc.	26,687	12,781
*	Boston Scientific Corp.	322,662	11,403
	Stryker Corp.	72,385	11,346
*	Celgene Corp.	164,080	10,516
*	Illumina Inc.	34,232	10,267
	Allergan plc	73,878	9,874
*	Vertex Pharmaceuticals Inc.	59,585	9,874
	Zoetis Inc.	112,179	9,596
	Humana Inc.	32,014	9,171
	HCA Healthcare Inc.	62,648	7,796
	Baxter International Inc.	115,293	7,589
*	Edwards Lifesciences Corp.	48,722	7,463
*	Regeneron Pharmaceuticals Inc.	18,083	6,754
*	Centene Corp.	47,903	5,523
*	Alexion Pharmaceuticals Inc.	52,003	5,063
	McKesson Corp.	45,574	5,035
	Agilent Technologies Inc.	74,231	5,008
	Zimmer Biomet Holdings Inc.	47,515	4,928
*	IQVIA Holdings Inc.	36,857	4,282
*	Cerner Corp.	77,076	4,042
	ResMed Inc.	33,227	3,784
*	IDEXX Laboratories Inc.	20,170	3,752
*	Align Technology Inc.	17,000	3,560
*	ABIOMED Inc.	10,500	3,413
*	Waters Corp.	17,707	3,340
*	Mettler-Toledo International Inc.	5,868	3,319
*	Mylan NV	120,132	3,292
	Cardinal Health Inc.	69,469	3,098
*	Laboratory Corp. of America Holdings	23,578	2,979
	Cooper Cos. Inc.	11,457	2,916
*	Henry Schein Inc.	35,500	2,787
*	WellCare Health Plans Inc.	11,700	2,762
	AmerisourceBergen Corp. Class A	36,706	2,731
	Quest Diagnostics Inc.	31,580	2,630
*	Incyte Corp.	41,206	2,620
*	Hologic Inc.	62,815	2,582
*	Varian Medical Systems Inc.	21,272	2,410
	Universal Health Services Inc. Class B	19,852	2,314
	PerkinElmer Inc.	26,756	2,102
	Dentsply Sirona Inc.	51,404	1,913
*	DaVita Inc.	29,304	1,508
*	Nektar Therapeutics Class A	39,900	1,311
	Perrigo Co. plc	29,126	1,129
			762,542
Industrials (9.1%)
	Boeing Co.	123,175	39,724
	3M Co.	135,796	25,875
	Union Pacific Corp.	171,766	23,743
	Honeywell International Inc.	173,763	22,958
	United Technologies Corp.	189,282	20,155
	Caterpillar Inc.	137,633	17,489
	United Parcel Service Inc. Class B	162,121	15,812
	General Electric Co.	2,027,977	15,352
	Lockheed Martin Corp.	57,666	15,099
	CSX Corp.	187,056	11,622
	Deere & Co.	75,040	11,194
	General Dynamics Corp.	64,952	10,211
	Raytheon Co.	66,410	10,184
	Northrop Grumman Corp.	40,446	9,905
*	Norfolk Southern Corp.	63,461	9,490
	FedEx Corp.	56,425	9,103
	Illinois Tool Works Inc.	71,100	9,008
	Emerson Electric Co.	146,010	8,724
	Waste Management Inc.	91,535	8,146
	Delta Air Lines Inc.	145,332	7,252
	Eaton Corp. plc	101,177	6,947
	Roper Technologies Inc.	24,147	6,436
	Johnson Controls International plc	215,532	6,391
	Southwest Airlines Co.	117,989	5,484
	Ingersoll-Rand plc	57,179	5,216
	PACCAR Inc.	81,730	4,670
	Fortive Corp.	68,420	4,629
	Parker-Hannifin Corp.	30,912	4,610
	Cummins Inc.	34,384	4,595
*	United Continental Holdings Inc.	53,227	4,457
	Rockwell Automation Inc.	28,156	4,237
	Stanley Black & Decker Inc.	35,227	4,218
*	Verisk Analytics Inc. Class A	38,272	4,173
*	IHS Markit Ltd.	83,507	4,006
*	TransDigm Group Inc.	11,328	3,852
	Harris Corp.	27,359	3,684
	Republic Services Inc. Class A	50,802	3,662
	AMETEK Inc.	54,004	3,656

Equity Index Portfolio

		Shares	Market Value• ($000)
	Fastenal Co.	66,868	3,497
	Cintas Corp.	20,150	3,385
	L3 Technologies Inc.	18,381	3,192
	American Airlines Group Inc.	95,708	3,073
	WW Grainger Inc.	10,664	3,011
	Xylem Inc.	41,848	2,792
	Expeditors International of Washington Inc.	40,490	2,757
	CH Robinson Worldwide Inc.	31,882	2,681
	Equifax Inc.	28,220	2,628
	Textron Inc.	56,490	2,598
	Dover Corp.	34,154	2,423
*	Copart Inc.	47,900	2,289
	Kansas City Southern	23,857	2,277
	Masco Corp.	70,755	2,069
*	United Rentals Inc.	19,558	2,005
	Nielsen Holdings plc	82,445	1,923
	Huntington Ingalls Industries Inc.	10,000	1,903
	Snap-on Inc.	13,036	1,894
	JB Hunt Transport Services Inc.	20,280	1,887
	Allegion plc	22,193	1,769
	Alaska Air Group Inc.	28,714	1,747
	Arconic Inc.	99,459	1,677
	Robert Half International Inc.	28,539	1,632
	Jacobs Engineering Group Inc.	27,672	1,618
	AO Smith Corp.	33,164	1,416
	Pentair plc	37,474	1,416
	Fortune Brands Home & Security Inc.	33,033	1,255
	Rollins Inc.	34,050	1,229
	Flowserve Corp.	30,244	1,150
	Fluor Corp.	32,376	1,042
	Quanta Services Inc.	34,194	1,029
			451,233
Information Technology (20.0%)
	Microsoft Corp.	1,803,061	183,137
	Apple Inc.	1,051,784	165,908
	Visa Inc. Class A	410,315	54,137
	Intel Corp.	1,065,439	50,001
	Cisco Systems Inc.	1,050,146	45,503
	Mastercard Inc. Class A	212,150	40,022
	Oracle Corp.	594,194	26,828
*	Adobe Inc.	113,865	25,761
	Broadcom Inc.	96,414	24,516
*	salesforce.com Inc.	178,420	24,438
	International Business Machines Corp.	211,878	24,084
*	PayPal Holdings Inc.	274,774	23,106
	Texas Instruments Inc.	223,969	21,165
	Accenture plc Class A	148,564	20,949
	NVIDIA Corp.	142,206	18,984
	QUALCOMM Inc.	282,649	16,086
	Automatic Data Processing Inc.	102,033	13,379
	Intuit Inc.	60,559	11,921
	Cognizant Technology Solutions Corp. Class A	135,144	8,579
*	Micron Technology Inc.	261,198	8,288
	Fidelity National Information Services Inc.	76,374	7,832
	HP Inc.	369,640	7,563
	Applied Materials Inc.	229,504	7,514
	Analog Devices Inc.	86,212	7,400
*	Red Hat Inc.	41,268	7,248
*	Fiserv Inc.	92,790	6,819
*	Autodesk Inc.	51,071	6,568
	TE Connectivity Ltd.	79,979	6,049
	Amphenol Corp. Class A	70,200	5,688
	Corning Inc.	186,588	5,637
	Xilinx Inc.	58,997	5,025
	Lam Research Corp.	36,125	4,919
	Paychex Inc.	74,499	4,854
	Motorola Solutions Inc.	38,222	4,397
	Hewlett Packard Enterprise Co.	332,040	4,386
^	Microchip Technology Inc.	55,007	3,956
*	FleetCor Technologies Inc.	20,700	3,844
	Global Payments Inc.	36,905	3,806
*	Advanced Micro Devices Inc.	205,781	3,799
*	VeriSign Inc.	24,750	3,670
	NetApp Inc.	58,773	3,507
	DXC Technology Co.	65,462	3,481
	Maxim Integrated Products Inc.	64,478	3,279
	KLA-Tencor Corp.	35,693	3,194
	Total System Services Inc.	39,148	3,182
	Citrix Systems Inc.	29,796	3,053
*	Synopsys Inc.	34,722	2,925
*	Cadence Design Systems Inc.	65,461	2,846
	Symantec Corp.	149,652	2,828
*	ANSYS Inc.	19,548	2,794
	Skyworks Solutions Inc.	41,387	2,774
*	Keysight Technologies Inc.	43,700	2,713
*	Gartner Inc.	21,197	2,710
	Broadridge Financial Solutions Inc.	27,100	2,608
*	Arista Networks Inc.	12,200	2,571
	Western Digital Corp.	67,398	2,492
*	Fortinet Inc.	33,800	2,380
*	Akamai Technologies Inc.	38,252	2,336
	Seagate Technology plc	60,450	2,333
*	F5 Networks Inc.	14,106	2,286
	Jack Henry & Associates Inc.	18,000	2,277
	Juniper Networks Inc.	80,371	2,163
*	Qorvo Inc.	29,149	1,770
	Western Union Co.	103,485	1,765
	Alliance Data Systems Corp.	11,005	1,652
	FLIR Systems Inc.	32,063	1,396
	Xerox Corp.	47,886	946
*	IPG Photonics Corp.	8,300	940
			986,967
Materials (2.7%)
	DowDuPont Inc.	535,006	28,612
	Linde plc	128,434	20,041
	Ecolab Inc.	59,575	8,778
	Air Products & Chemicals Inc.	51,135	8,184
	Sherwin-Williams Co.	19,193	7,552
	LyondellBasell Industries NV Class A	73,396	6,104
	PPG Industries Inc.	56,075	5,733
	Newmont Mining Corp.	124,381	4,310
	International Paper Co.	94,506	3,814
	Nucor Corp.	73,360	3,801
	Ball Corp.	78,944	3,630
	Freeport-McMoRan Inc.	337,290	3,477
	International Flavors & Fragrances Inc.	23,597	3,168
	Vulcan Materials Co.	30,777	3,041
	Celanese Corp. Class A	31,200	2,807
	Martin Marietta Materials Inc.	14,534	2,498
	Mosaic Co.	82,943	2,423
	Eastman Chemical Co.	32,506	2,377
	CF Industries Holdings Inc.	53,765	2,339
	FMC Corp.	31,294	2,314
	Westrock Co.	59,540	2,248
	Albemarle Corp.	24,740	1,907
	Packaging Corp. of America	22,075	1,842
	Avery Dennison Corp.	20,128	1,808
	Sealed Air Corp.	36,796	1,282
			134,090
Real Estate (2.9%)
	American Tower Corp.	102,740	16,252
	Simon Property Group Inc.	72,398	12,162
	Crown Castle International Corp.	96,629	10,497
	Prologis Inc.	146,621	8,610
	Public Storage	34,969	7,078
	Equinix Inc.	18,774	6,619
	Welltower Inc.	87,431	6,069
	Equity Residential	85,804	5,664
	AvalonBay Communities Inc.	32,204	5,605
	Digital Realty Trust Inc.	48,141	5,129
	Ventas Inc.	83,297	4,880
	Realty Income Corp.	68,957	4,347
*	SBA Communications Corp. Class A	26,341	4,264
	Boston Properties Inc.	36,087	4,062
	Weyerhaeuser Co.	174,225	3,809
	Essex Property Trust Inc.	15,457	3,790
	HCP Inc.	111,931	3,126
*	CBRE Group Inc. Class A	74,116	2,968
	Alexandria Real Estate Equities Inc.	25,226	2,907
	Host Hotels & Resorts Inc.	173,518	2,893
	Extra Space Storage Inc.	29,382	2,658
	UDR Inc.	64,578	2,559
	Mid-America Apartment Communities Inc.	26,447	2,531
	Vornado Realty Trust	40,094	2,487
	Regency Centers Corp.	39,645	2,326
	Duke Realty Corp.	84,108	2,178
	Iron Mountain Inc.	66,969	2,170
	Federal Realty Investment Trust	17,198	2,030
	Apartment Investment & Management Co.	36,433	1,599
	SL Green Realty Corp.	20,054	1,586
	Kimco Realty Corp.	97,522	1,429
	Macerich Co.	24,377	1,055
			145,339
Utilities (3.3%)
	NextEra Energy Inc.	111,589	19,396
	Duke Energy Corp.	166,236	14,346
	Dominion Energy Inc.	152,910	10,927
	Southern Co.	240,092	10,545
	Exelon Corp.	226,223	10,203
	American Electric Power Co. Inc.	114,663	8,570
	Sempra Energy	63,811	6,904
	Public Service Enterprise Group Inc.	117,987	6,141
	Xcel Energy Inc.	119,740	5,899
	Consolidated Edison Inc.	72,567	5,548
	WEC Energy Group Inc.	73,702	5,105
	Eversource Energy	73,834	4,802
	PPL Corp.	167,969	4,758
	DTE Energy Co.	42,448	4,682
	Edison International	76,013	4,315
	FirstEnergy Corp.	113,102	4,247

Equity Index Portfolio

		Shares	Market Value• ($000)
	American Water Works Co. Inc.	42,085	3,820
	Ameren Corp.	57,011	3,719
	Entergy Corp.	42,393	3,649
	Evergy Inc.	61,400	3,486
	CenterPoint Energy Inc.	116,589	3,291
	CMS Energy Corp.	66,060	3,280
*	PG&E Corp.	121,125	2,877
	NRG Energy Inc.	67,974	2,692
*	Alliant Energy Corp.	55,453	2,343
	Pinnacle West Capital Corp.	26,357	2,246
	AES Corp.	153,970	2,226
	NiSource Inc.	84,051	2,131
	SCANA Corp.	33,151	1,584
			163,732
Total Common Stocks (Cost $3,488,104)			4,907,876
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market Liquidity Fund, 2.530%	248,264	24,826

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 2.423%, 4/11/19	600	596
4	United States Treasury Bill, 2.474%, 5/9/19	1,200	1,190
			1,786
Total Temporary Cash Investments (Cost $26,611)			26,612
Total Investments (100.0%) (Cost $3,514,715)			4,934,488

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	284
Receivables for Investment Securities Sold	1,482
Receivables for Accrued Income	5,727
Receivables for Capital Shares Issued	5,434
Variation Margin Receivable—Futures Contracts	209
Other Assets	20
Total Other Assets	13,156
Liabilities
Payables for Investment Securities Purchased	(5,779)
Collateral for Securities on Loan	(1,291)
Payables for Capital Shares Redeemed	(4,402)
Payables to Vanguard	(2,502)
Total Liabilities	(13,974)
Net Assets (100%)
Applicable to 129,744,811 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,933,670
Net Asset Value Per Share	$38.03

At December 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,275,082
Total Distributable Earnings (Loss)	1,658,588
Net Assets	4,933,670

•     See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,252,000.

1   The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2   Includes $1,291,000 of collateral received for securities on loan.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Securities with a value of $1,637,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	March 2019	206		25,804	300

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends	110,745
Interest[1]	360
Securities Lending—Net	24
Total Income	111,129
Expenses
The Vanguard Group—Note B
Investment Advisory Services	808
Management and Administrative	5,825
Marketing and Distribution	708
Custodian Fees	31
Auditing Fees	77
Shareholders’ Reports	44
Trustees’ Fees and Expenses	4
Total Expenses	7,497
Net Investment Income	103,632
Realized Net Gain (Loss)
Investment Securities Sold[1]	138,300
Futures Contracts	499
Realized Net Gain (Loss)	138,799
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(473,943)
Futures Contracts	133
Change in Unrealized Appreciation (Depreciation)	(473,810)
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,379)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $330,000, ($8,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	103,632	87,861
Realized Net Gain (Loss)	138,799	85,733
Change in Unrealized Appreciation (Depreciation)	(473,810)	757,762
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,379)	931,356
Distributions
Net Investment Income	(88,315)	(85,191)
Realized Capital Gain[1]	(85,966)	(145,507)
Total Distributions	(174,281)	(230,698)
Capital Share Transactions
Issued	560,449	429,437
Issued in Lieu of Cash Distributions	174,281	230,698
Redeemed	(573,178)	(512,346)
Net Increase (Decrease) from Capital Share Transactions	161,552	147,789
Total Increase (Decrease)	(244,108)	848,447
Net Assets
Beginning of Period	5,177,778	4,329,331
End of Period	4,933,670	5,177,778

1    Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,110,000 and $3,181,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Financial Highlights

For a Share Outstanding				Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$41.17	$35.63	$33.25	$34.44	$31.50
Investment Operations
Net Investment Income	.804 [1]	.699 [1]	.704	.759 [2]	.587
Net Realized and Unrealized Gain (Loss) on Investments	(2.556)	6.734	3.055	(.338)	3.522
Total from Investment Operations	(1.752)	7.433	3.759	.421	4.109
Distributions
Dividends from Net Investment Income	(.703)	(.699)	(.759)	(.569)	(.555)
Distributions from Realized Capital Gains	(.685)	(1.194)	(.620)	(1.042)	(.614)
Total Distributions	(1.388)	(1.893)	(1.379)	(1.611)	(1.169)
Net Asset Value, End of Period	$38.03	$41.17	$35.63	$33.25	$34.44

Total Return	-4.51%	21.66%	11.81%	1.27%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,934	$5,178	$4,329	$3,985	$3,784
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.85%	2.08%	2.31%[2]	1.88%
Portfolio Turnover Rate	5%	5%	7%	4%	7%

1    Calculated based on average shares outstanding.

2    Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Notes to Financial Statements

Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the

Equity Index Portfolio

event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the portfolio had contributed to Vanguard capital in the amount of $284,000, representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	4,907,876	—	—
Temporary Cash Investments	24,826	1,786	—
Futures Contracts—Assets[1]	209	—	—
Total	4,932,911	1,786	—

1 Represents variation margin on the last day of the reporting period.

Equity Index Portfolio

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	108,341
Undistributed Long-Term Gains	132,648
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,419,773

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,514,715
Gross Unrealized Appreciation	1,872,732
Gross Unrealized Depreciation	(452,959)
Net Unrealized Appreciation (Depreciation)	1,419,773

E. During the year ended December 31, 2018, the portfolio purchased $352,550,000 of investment securities and sold $258,671,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	13,586	11,409
Issued in Lieu of Cash Distributions	4,242	6,442
Redeemed	(13,844)	(13,593)
Net Increase (Decrease) in Shares Outstanding	3,984	4,258

At December 31, 2018, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Total Stock Market Index Portfolio), were each the record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 64%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $83,856,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 94.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

1    Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a trademark owned by CFA Institute.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

© 2019 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q690 022019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2018: $588,000
Fiscal Year Ended December 31, 2017: $608,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2018: $9,734,277
Fiscal Year Ended December 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b)     Audit-Related Fees.

Fiscal Year Ended December 31, 2018: $5,581,336
Fiscal Year Ended December 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)     Tax Fees.

Fiscal Year Ended December 31, 2018: $347,985
Fiscal Year Ended December 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)     All Other Fees.

Fiscal Year Ended December 31, 2018: $0
Fiscal Year Ended December 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2018: $347,985
Fiscal Year Ended December 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  February 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUND

BY:	/s/ MORTIMER J. BUCKLEY *

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 19, 2019

VANGUARD VARIABLE INSURANCE FUND

BY:	/s/ THOMAS J. HIGGINS*

THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 19, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.